UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Copies to:

Caroline Kraus, Esq.	Stephen H. Bier, Esq.
Goldman Sachs & Co. LLC	Dechert LLP
200 West Street	1095 Avenue of the Americas
New York, New York 10282	New York, NY 10036

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: October 31

Date of reporting period: April 30, 2022

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Semi-Annual Report to Shareholders is filed herewith.

Goldman Sachs Funds

Semi-Annual Report	April 30, 2022

Dividend Focus Funds
Income Builder
Rising Dividend Growth

Goldman Sachs Dividend Focus Funds

∎	INCOME BUILDER

∎	RISING DIVIDEND GROWTH

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

MARKET REVIEW

Dividend Focus Funds

The following are highlights both of key factors affecting the global capital markets broadly and the U.S. equity and energy MLP markets more specifically as well as of any key changes made to the Goldman Sachs Dividend Focus Funds (the “Funds”) during the six months ended April 30, 2022 (the “Reporting Period”). Attribution highlights are provided for those Funds that materially outperformed or underperformed their respective benchmark during the Reporting Period. A fuller review will appear in the Funds’ annual shareholder report covering the 12 months ended October 31, 2022.

Market and Economic Review

Global Capital Markets

•

Overall, the global capital markets struggled during the Reporting Period. The MSCI World Index returned -11.30%; the MSCI Emerging Markets Index returned -14.15%; and the Bloomberg Global Aggregate Index returned -11.69%. The Russell 1000® Value Index returned -3.95% and the ICE BofAML BB to B US High Yield Constrained Index returned -7.16% for the Reporting Period.

•

As the Reporting Period began in November 2021, developed markets equities, as measured by the MSCI World Index, and emerging market equities, as measured by the MSCI Emerging Markets Index, were resilient despite elevated U.S. inflation data. However, with the emergence of the COVID-19 Omicron variant and concerns around tighter monetary policy from the U.S. Federal Reserve (the “Fed”) at the end of the month, global equities experienced a sharp sell-off, more than erasing earlier month gains, and bond yields declined. High yield corporate bonds edged down, as investor sentiment was challenged by interest rate volatility, softer oil prices, concerns about the Omicron variant and high levels of supply.

•

After a weak November, global equities recovered strongly in December 2021 and bond yields generally rose, as financial markets proved rather immune to rising COVID-19 cases due to the lower severity of the Omicron variant and in line with healthy economic growth globally and expectations of tighter monetary policy in the U.S. and Europe. High yield corporate bonds posted modest gains as investor risk appetite improved.

•

In response to higher inflationary pressures, the U.S. Fed signaled a more aggressive interest rate hike path than it had previously indicated and announced its plan to double the pace of its asset purchase tapering beginning in January 2022.

•

Entering 2022, the rapidly evolving outlook for inflation and Fed policy had already complicated the macroeconomic outlook, but the February Russian invasion of Ukraine significantly increased uncertainty and volatility.

•

For the first quarter of 2022 overall, valuations declined broadly across multiple asset classes. Credit spreads widened as bond yields simultaneously rose in response to inflationary pressures. Against this backdrop, high yield corporate bonds retreated. Global equities, both in the developed and emerging markets, declined significantly.

•

Fed officials raised short-term interest rates by 25 basis points in March, the first U.S. rate hike since the end of 2018. (A basis point is 1/100th of a percentage point.) Fed officials also forecast six more increases by the end of 2022.

•

Elsewhere, the Bank of England and Norway’s central bank raised their policy interest rates. The European Central Bank (“ECB”) delivered a hawkish message but did not hike rates, signaling its asset purchases would conclude in the third quarter of 2022 and suggesting to many that ECB policymakers were more focused on upside inflation risks than on downside economic growth risks.

•

April 2022 proved to be another difficult month for capital markets, as both equities and fixed income markets were down sharply, pressured by sustained high inflation, hawkish central banks and the prolonged conflict in Ukraine. (Hawkish tends to suggest higher interest rates; opposite of dovish.)

1

MARKET REVIEW

U.S. Equities

•

Overall, U.S. equities struggled during the Reporting Period. The Standard & Poor’s 500 Index (the “S&P 500 Index”) ended the Reporting Period with a return of -9.65%. The Russell 3000® Index generated a return of -11.75%.

•

Persistent supply-chain disruptions, hawkish Fed policy and inflationary pressures remained the common themes during the Reporting Period, while the biggest headlines were the COVID-19 variants and the start of the yet ongoing Russia/Ukraine war.

•

As the Reporting Period began in November 2021, the S&P 500 Index fell, though retail earnings upside surprises and hints of easing supply chain constraints supported the U.S. equity market’s upward trajectory through most of the month.

•	Later in November, a $1 trillion infrastructure bill was signed into law, and Fed Chair Powell was appointed for a second term, bringing clarity to the Fed’s leadership.

•

However, renewed concerns around COVID-19 developments pressured U.S. equities, with the emergence of the more contagious Omicron variant triggering a sell-off. Persistently high inflation also weighed on market sentiment.

•

In December, the S&P 500 Index rebounded despite record COVID-19 case counts in many population centers in the U.S., as studies showed the variant was generally accompanied by milder symptoms than previous variants.

•	Positive seasonality and the so-called “Santa Rally” also lifted the S&P 500 Index towards the end of the month.

•

The Fed walked back its use of “transitory” in describing the inflationary environment, announced it would double its pace of asset purchase tapering and indicated potential interest rate hikes in 2022.

•	The S&P 500 Index fell in the first quarter of 2022, marking its first quarterly decline since the first quarter of 2020.

•

The dramatic repricing of the Fed’s interest rate hike path and expectations for a more aggressive balance sheet runoff phase were accelerated due to concerns about elevated and persistent inflation pressures.

•

Tensions arising from geopolitical conflict, most notably Russia’s invasion of Ukraine, also brought about concern, as commodity prices became volatile and the global supply chain came back into question.

•

Dampened corporate earnings momentum, the velocity and magnitude of the U.S. Treasury yield increase, and the overhang of the Omicron variant bringing about supply chain issues and worker shortages further played into the bearish narrative during the quarter.

•	In April 2022, the S&P 500 Index decreased, as U.S. equities remained under pressure, ending the month with its worst one-day return since June 11, 2020 and in correction territory.

•	First quarter inflation, as measured by the Consumer Price Index, was reported in April, with the 8.5% year-over-year increase marking the largest 12-month advance since December 1981.

•

Later in the month, Fed Chair Powell confirmed a 50 basis point interest rate hike was on the table for May 2022 and that the Fed was expected to formally announce the start of its balance sheet runoff.

•	Geopolitical overhang brought concern, as it affected energy prices, leading, in turn, to low consumer sentiment and potentially changing consumer spending trends.

•

Moreover, tightening financial conditions, spans of yield curve inversion (meaning short-term U.S. Treasury yields were higher than longer-term U.S. Treasury yields) and negative real wage growth dynamics drove some recession talk.

•

China’s unwillingness to deviate from its zero-tolerance approach to COVID-19 and related lockdowns affecting supply chains as well as labor shortages and negative U.S. Gross Domestic Product growth for the first quarter of 2022 were also prevalent themes for the month even as the U.S. labor market remained strong and early corporate earnings reports highlighted a number of positive themes.

2

MARKET REVIEW

•

For the Reporting Period overall, all segments of the U.S. equity market declined, but value stocks significantly outperformed growth stocks across the capitalization spectrum in part as a potential byproduct of anticipated higher interest rates in the near term.

•

The best performing sectors within the S&P 500 Index during the Reporting Period were energy, consumer staples, utilities and materials, while the weakest performing sectors were communication services, consumer discretionary, financials and information technology.

Energy MLPs

•	During the Reporting Period, commodity prices saw significant strength, with West Texas Intermediate (“WTI”) crude oil and natural gas prices up 30.60% and 33.51%, respectively.

•	Early in the Reporting Period, commodity prices moved higher, as the market reacted to an emerging “energy crisis” amid rebounding economic activity and disciplined commodities supply.

•

Later in November 2021, concerns around the spread of the COVID-19 Omicron variant drove a brief but sharp sell-off in commodities and energy-related equities. The spread of the Omicron variant raised concerns about the potential impact on near-term demand. However, data suggested that although highly transmissible, the variant was “less severe,” which ultimately helped ease market fears.

•	Despite the brief sell-off, the fundamental backdrop for commodities remained strong heading into 2022.

•

U.S. oil demand continued to tick higher, and supply struggled to keep pace given years of upstream[1] capital expenditure cuts, strong discipline from OPEC+[2] and U.S. producers remaining focused on maximizing free cash flow.

•

This dynamic ultimately led to undersupplied energy markets, which were exacerbated by the Russian invasion of Ukraine on February 24th, given Russia’s position as a major global exporter of crude oil and natural gas.

•

Following the invasion of Ukraine, crude oil prices reached $128 per barrel — their highest level since 2008 — and continued to experience significant volatility through the end of the Reporting Period driven by developments surrounding the Russia/Ukraine conflict, the possibility of a European Union ban on Russian oil and potential oil demand-side concerns stemming from rising COVID-19 cases and lockdown procedures in China.

•

While the midstream[3] energy markets traded alongside the volatility in crude oil prices during April 2022, driven by geopolitical developments and China lockdown procedures, the sector continued to outperform the broader U.S. equity markets.

•	For the Reporting Period as a whole, midstream energy markets moved higher alongside strong commodity prices.

•

The Alerian MLP Index[4], which measures energy infrastructure master limited partnerships (“MLPs”), and the Alerian Midstream Energy Index[5], which measures the broader midstream sector inclusive of both energy MLPs and “C” corporations, generated total returns of 13.70% and 13.90%, respectively, during the Reporting Period, significantly outperforming broader equity markets, as represented by the -9.65% return of the S&P 500 Index.

[1]	The upstream component of the energy industry is usually defined as those operations stages in the oil and gas industry that involve exploration and production. Upstream operations deal primarily with the exploration stages of the oil and gas industry, with upstream firms taking the first steps to first locate, test and drill for oil and gas. Later, once reserves are proven, upstream firms will extract any oil and gas from the reserve.

[2]	OPEC+ is comprised of the Organization of the Petroleum Exporting Countries (“OPEC”) and Russia.

[3]	The midstream component of the energy industry is usually defined as those companies providing products or services that help link the supply side (i.e., energy producers) and the demand side (i.e., energy end-users for any type of energy commodity. Such midstream businesses can include, but are not limited to, those that process, store, market and transport energy commodities.

[4]	Source: Alerian. The Alerian MLP Index is the leading gauge of energy infrastructure MLPs. The capped, float-adjusted, capitalization-weighted index, whose constituents earn the majority of their cash flow from midstream activities involving energy commodities, is disseminated real-time on a price-return basis (AMZ) and on a total-return basis (AMZX). It is not possible to invest directly in an unmanaged index.

[5]	Source: Alerian. The Alerian Midstream Energy Index is a broad-based composite of North American energy infrastructure companies. The capped, float-adjusted, capitalization-weighted index, whose constituents earn the majority of their cash flow from midstream activities involving energy commodities, is disseminated real-time on a price-return (AMNA), total-return (AMNAX), net total-return (AMNAN), and adjusted net total-return (AMNTR) basis. It is not possible to invest directly in an unmanaged index.

3

MARKET REVIEW

•	In our view, midstream fundamentals remained, at the end of the Reporting Period, the healthiest on record.

•

Management teams were no longer prioritizing growth and instead focusing on capital discipline, balance sheet strength, and above all, generating free cash flow and returning it back to investors via dividends and buybacks.

•

At the same time, from a valuation perspective, the midstream sector screened as inexpensive, trading at a 3.1x discount to the S&P 500 Index on an enterprise value/earnings before interest, taxes, depreciation and amortization (“EBITDA”) basis, which was far below the long-term average premium of 1.2x versus the S&P 500 Index.

•

The midstream sector continued to offer some of the highest yields in the equity asset class at the end of the Reporting Period, with the Alerian MLP Index yielding more than 7%, which was five times that of the S&P 500 Index and twice the yields of both utilities and real estate investment trusts.

•

Strong oil and natural gas prices supported earnings momentum across the sector with the majority of the top U.S. midstream companies beating consensus EBITDA expectations for the fourth quarter of 2021.[6]

•

The midstream sector benefited, we believe, not only from this constructive fundamental backdrop during the Reporting Period but also from technical factors including strong money flows from energy equity investors.

Fund Changes and Highlights

Goldman Sachs Income Builder Fund

•	Effective January 3, 2022, Alexandra Wilson-Elizondo became a portfolio manager for the Fund, joining Ashish Shah, Ron Arons, Collin Bell, Charles “Brook” Dane and Neill Nuttall.

Goldman Sachs Rising Dividend Growth Fund

•

While posting disappointing absolute returns, the Fund outperformed its benchmark, the Standard & Poor’s® 500 Index (with dividends reinvested) (the “S&P 500 Index”), on a relative basis during the Reporting Period.

•	The Fund’s dividend-paying investments outperformed the S&P 500 ex-Energy Index, the benchmark used for the dividend-paying growers portion of the Fund, during the Reporting Period.

•

While sector allocations are the result of stock selection in the dividend-paying growers portion of the Fund, having an average underweight in communication services was a significant positive contributor to relative returns during the Reporting Period. Effective stock selection in the communication services, information technology and materials sectors also added notable value.

•

These positive contributors were only partially offset by having an average underweight position in the utilities sector and by weaker stock selection in the utilities, financials, industrials, consumer staples and health care sectors, which detracted from relative performance during the Reporting Period.

•

Further, not holding certain individual stocks that outperformed the S&P 500 ex-Energy Index during the Reporting Period —including Apple, Berkshire Hathaway, Johnson & Johnson, Procter & Gamble and AbbVie — dampened relative results.

•	The Fund’s MLP & Energy Infrastructure Sleeve outperformed the Alerian MLP Index, the benchmark used for the MLP & Energy Infrastructure Sleeve of the Fund, during the Reporting Period.

•

Relative overweights to the gathering & processing and integrated sub-industries contributed most positively. These sub-industries benefited from the strong recovery in crude oil and natural gas liquid prices during the Reporting Period given that these sub-industries are close to the wellhead and therefore tend to be sensitive to commodity price movements.

[6]	Ten of the top 15 U.S. midstream companies in the Alerian US Midstream Energy Index beat consensus EBITDA expectations for the fourth quarter of 2021.

4

MARKET REVIEW

•

Stock selection in and a relative underweight to the pipeline transportation/petroleum sub-industry added value as well. This sub-industry benefited from the strong commodity backdrop but to a lesser degree, as the companies within this sub-industry generally have lower commodity price beta, or volatility of returns relative to the overall market. Our focus within the sub-industry was on what the Goldman Sachs Energy Infrastructure & Renewables Team viewed as high quality companies with strong dividend/distribution coverage, cash flow growth potential, a robust outlook for free cash flow generation and a healthy balance sheet.

•

These positive contributors were only partially offset by having an overweight exposure to the power generation sub-industry, particularly renewable power generation companies, which detracted. During the Reporting Period, concerns around inflation and higher U.S. interest rates drove a broad rotation from growth to value stocks, which ultimately weighed on the clean energy sector, including renewable power generation companies.

5

FUND BASICS

Income Builder Fund

as of April 30, 2022

PERFORMANCE REVIEW

November 1, 2021–April 30, 2022	Fund Total Return (based on NAV)[1]	Russell 1000® Value Index[2]	ICE BofAML BB to B U.S. High Yield Constrained Index[3]

Class A	-5.84%	-3.94%	-7.16%
Class C	-6.19	-3.94	-7.16
Institutional	-5.69	-3.94	-7.16
Investor	-5.75	-3.94	-7.16
Class R6	-5.72	-3.94	-7.16
Class P	-5.68	-3.94	-7.16

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® Index companies with lower price-to-book ratios and lower expected growth values. This index is constructed to provide a comprehensive and unbiased barometer for the large-cap value segment. The Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect value characteristics. It is not possible to invest directly in an unmanaged index.

[3]	The ICE BofAML BB to B U.S. High Yield Constrained Index contains all securities in the ICE BofAML U.S. High Yield Index rated BB1 through B3, based on an average of Moody’s, S&P and Fitch, but caps issuer exposure at 2%. Index constituents are capitalization-weighted, based on their current amount outstanding, provided the total allocation to an individual issuer does not exceed 2%. Issuers that exceed the limit are reduced to 2% and the face value of each of their bonds is adjusted on a pro-rata basis. Similarly, the face values of bonds of all other issuers that fall below the 2% cap are increased on a pro-rata basis. It is not possible to invest directly in an unmanaged index.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

6

FUND BASICS

TOP TEN EQUITY HOLDINGS AS OF 4/30/22[4]

Holding	% of Net Assets	Line of Business

JPMorgan Chase & Co.	1.0%	Banks
Johnson & Johnson	0.9	Pharmaceuticals
UnitedHealth Group, Inc.	0.9	Health Care Providers & Services
Bristol-Myers Squibb Co.	0.9	Pharmaceuticals
Schneider Electric SE ADR	0.8	Electrical Equipment
Shell PLC ADR	0.7	Oil, Gas & Consumable Fuels
Bank of America Corp.	0.7	Banks
Zurich Insurance Group AG ADR	0.7	Insurance
Medtronic PLC	0.7	Health Care Equipment & Supplies
Nordea Bank Abp ADR	0.7	Banks

[4]	The top 10 holdings may not be representative of the Fund's future investments.

FUND’S EQUITY SECTOR ALLOCATIONS VS. BENCHMARK[5]

As of April 30, 2022

[5]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund's overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard ("GICS"), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of the total value of the Fund's Equity investments. The graph depicts the Fund's investments but may not represent the Fund's market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

7

FUND BASICS

FUND’S FIXED INCOME COMPOSITION[6]

[6]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of the Fund's Fixed Income investments. The graph depicts the Fund's investments but may not represent the Fund's market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

8

FUND BASICS

Rising Dividend Growth Fund

as of April 30, 2022

PERFORMANCE REVIEW

November 1, 2021–April 30, 2022	Fund Total Return (based on NAV)[1]	S&P 500 Index[2]

Class A	-5.14%	-9.65%
Class C	-5.51	-9.65
Institutional	-4.99	-9.65
Investor	-4.96	-9.65
Class R6	-4.92	-9.65
Class R	-5.21	-9.65
Class P	-4.99	-9.65

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The S&P 500 Index is the Standard & Poor’s 500 Composite Index of 500 stocks, an unmanaged index of common stock prices. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

9

FUND BASICS

TOP TEN HOLDINGS AS OF 4/30/22[3]

Holding	% of Net Assets	Line of Business

Comcast Corp. Class A	2.1%	Media
NextEra Energy, Inc.	2.1	Electric Utilities
Activision Blizzard, Inc.	2.1	Entertainment
MPLX LP	1.9	Oil, Gas & Consumable Fuels
Energy Transfer LP	1.8	Oil, Gas & Consumable Fuels
Western Midstream Partners LP	1.8	Oil, Gas & Consumable Fuels
Mastercard, Inc. Class A	1.6	IT Services
Visa, Inc. Class A	1.6	IT Services
Microsoft Corp.	1.5	Software
QUALCOMM, Inc.	1.5	Semiconductors & Semiconductor Equipment

[3]	The top 10 holdings may not be representative of the Fund’s future investments. The top 10 holdings exclude investments in money market funds.

FUND VS. BENCHMARK SECTOR ALLOCATION[4]

As of April 30, 2022

[4]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in securities lending reinvestment vehicle, if any). The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

10

PORTFOLIO RESULTS

Index Definition

Bloomberg Global Aggregate Index is a flagship measure of global investment grade debt from twenty-four local currency markets. This multi-currency benchmark includes treasury, government-related, corporate and securitized fixed-rate bonds from both developed and emerging markets issuers.

MSCI World Index captures large and mid cap representation across 23 Developed Markets countries which include Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the UK and the US.. With 1,539 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country.

MSCI Emerging Markets Index captures large and mid cap representation across 24 Emerging Markets countries which include Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Kuwait, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates. With 1,398 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country.

11

GOLDMAN SACHS INCOME BUILDER FUND

Schedule of Investments

April 30, 2022 (Unaudited)

Shares	Description	Value

Common Stocks – 37.8%
Aerospace & Defense – 0.5%
50,057	L3Harris Technologies, Inc.	$11,626,239

Banks – 3.9%
450,337	Bank of America Corp.	16,068,024
434,861	BNP Paribas SA ADR	11,258,551
198,767	JPMorgan Chase & Co.	23,724,829
80,085	M&T Bank Corp.	13,345,365
1,556,813	Nordea Bank Abp ADR	15,723,811
236,060	Truist Financial Corp.	11,413,501

		91,534,081

Beverages – 0.7%
60,985	Coca-Cola Europacific Partners PLC	3,046,201
188,057	The Coca-Cola Co.	12,150,363

		15,196,564

Biotechnology – 0.3%
27,920	Amgen, Inc.	6,510,665

Capital Markets – 0.9%
13,077	BlackRock, Inc.	8,168,940
91,688	Morgan Stanley	7,389,136
59,418	Singapore Exchange Ltd. ADR	6,307,815

		21,865,891

Chemicals – 0.7%
23,093	Air Products & Chemicals, Inc.	5,405,378
38,535	Linde PLC	12,021,379

		17,426,757

Commercial Services & Supplies – 0.6%
102,594	Republic Services, Inc.	13,775,296

Communications Equipment – 0.9%
300,718	Cisco Systems, Inc.	14,729,167
35,606	Intelsat Emergence SA	1,126,040
156,086	Juniper Networks, Inc.	4,919,831

		20,775,038

Construction & Engineering – 0.3%
284,572	Vinci SA ADR	6,829,728

Consumer Finance – 0.4%
54,047	American Express Co.	9,442,551

Containers & Packaging – 0.2%
108,738	International Paper Co.	5,032,395

Diversified Telecommunication Services – 0.7%
811,562	AT&T, Inc.	15,306,059

Electric Utilities – 1.3%
1,699,227	Enel SpA ADR	10,943,022
191,905	NextEra Energy, Inc.	13,629,093
90,901	Xcel Energy, Inc.	6,659,407

		31,231,522

Common Stocks – (continued)
Electrical Equipment – 1.4%
98,703	Eaton Corp. PLC	$14,313,909
630,886	Schneider Electric SE ADR	17,961,324

		32,275,233

Electronic Equipment, Instruments & Components – 0.3%
54,717	TE Connectivity Ltd.	6,827,587

Energy Equipment & Services(a) – 0.1%
84,943	Noble Corp.	2,712,230

Equity Real Estate Investment Trusts (REITs) – 2.4%
49,202	Alexandria Real Estate Equities, Inc.	8,962,636
44,616	American Tower Corp.	10,753,348
39,127	AvalonBay Communities, Inc.	8,900,610
39,066	Boston Properties, Inc.	4,594,162
79,672	Duke Realty Corp.	4,362,042
115,306	Healthpeak Properties, Inc.	3,783,190
181,238	Hudson Pacific Properties, Inc.	4,219,221
206,746	Ventas, Inc.	11,484,740

		57,059,949

Food & Staples Retailing – 0.3%
52,305	Walmart, Inc.	8,002,142

Food Products – 1.9%
76,515	Archer-Daniels-Midland Co.	6,852,683
125,443	General Mills, Inc.	8,872,583
49,017	McCormick & Co., Inc.	4,929,640
141,430	Mondelez International, Inc. Class A	9,119,407
106,375	Nestle SA ADR	13,684,080

		43,458,393

Health Care Equipment & Supplies – 1.0%
151,837	Medtronic PLC	15,845,709
52,611	Zimmer Biomet Holdings, Inc.	6,352,778
5,261	Zimvie, Inc.(a)	118,373

		22,316,860

Health Care Providers & Services – 1.5%
147,635	CVS Health Corp.	14,192,153
41,644	UnitedHealth Group, Inc.	21,178,056

		35,370,209

Hotels, Restaurants & Leisure – 1.0%
47,131	McDonald’s Corp.	11,743,160
42,526	Starbucks Corp.	3,174,141
62,925	Yum! Brands, Inc.	7,362,854

		22,280,155

Household Products – 1.2%
60,652	Kimberly-Clark Corp.	8,420,317
32,302	The Clorox Co.	4,634,368
97,772	The Procter & Gamble Co.	15,697,295

		28,751,980

12	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INCOME BUILDER FUND

Shares	Description	Value

Common Stocks – (continued)
Industrial Conglomerates – 0.5%
55,558	Honeywell International, Inc.	$10,751,029

Insurance – 2.1%
57,493	Chubb Ltd.	11,869,430
53,639	Marsh & McLennan Cos., Inc.	8,673,426
176,940	MetLife, Inc.	11,621,419
354,323	Zurich Insurance Group AG ADR	16,001,227

		48,165,502

IT Services – 1.3%
23,409	Accenture PLC Class A	7,031,127
87,579	Cognizant Technology Solutions Corp. Class A	7,085,141
59,024	Fidelity National Information Services, Inc.	5,852,230
74,302	International Business Machines Corp.	9,823,467

		29,791,965

Machinery – 0.7%
38,428	Cummins, Inc.	7,270,193
51,033	Illinois Tool Works, Inc.	10,059,115

		17,329,308

Media – 0.1%
194,739	Bright Pattern Holding Co.(b)	9,737
85,038	The New York Times Co. Class A	3,258,656

		3,268,393

Metals & Mining – 0.5%
180,605	Rio Tinto PLC ADR	12,844,628

Multi-Utilities – 1.5%
101,680	Ameren Corp.	9,446,072
124,474	CMS Energy Corp.	8,550,119
120,920	National Grid PLC ADR	8,967,427
54,312	Sempra Energy	8,763,785

		35,727,403

Multiline Retail – 0.4%
43,286	Target Corp.	9,897,344

Oil, Gas & Consumable Fuels – 2.8%
1,000	Chesapeake Energy Corp.	82,020
79,436	Chevron Corp.	12,445,238
142,691	ConocoPhillips	13,629,844
189,153	Devon Energy Corp.	11,003,030
4,135	Noble Corp.	132,031
40,884	Pioneer Natural Resources Co.	9,504,304
304,945	Shell PLC ADR	16,293,211
86,915	Summit Midstream Partners LP(a)	1,474,078

		64,563,756

Pharmaceuticals – 3.2%
109,401	AstraZeneca PLC ADR	7,264,226
271,022	Bristol-Myers Squibb Co.	20,399,826
49,369	Eli Lilly & Co.	14,422,166

Common Stocks – (continued)
Pharmaceuticals – (continued)
122,568	Johnson & Johnson	$22,118,621
130,254	Novartis AG ADR	11,466,260

		75,671,099

Road & Rail – 0.3%
33,547	Union Pacific Corp.	7,859,727

Semiconductors & Semiconductor Equipment – 1.0%
25,687	KLA Corp.	8,200,832
132,254	Marvell Technology, Inc.	7,681,312
40,875	Texas Instruments, Inc.	6,958,969

		22,841,113

Software – 0.2%
18,538	Microsoft Corp.	5,144,666

Specialty Retail – 0.3%
21,862	Advance Auto Parts, Inc.	4,364,311
11,642	The Home Depot, Inc.	3,497,257

		7,861,568

Technology Hardware, Storage & Peripherals – 0.1%
45,337	NetApp, Inc.	3,320,935

Water Utilities – 0.3%
46,955	American Water Works Co., Inc.	7,234,826

TOTAL COMMON STOCKS
(Cost $721,398,850)		$887,880,786

Shares	Dividend Rate	Value

Preferred Stocks(c) – 0.4%
Capital Markets(d) – 0.2%
Morgan Stanley, Inc. (3M USD LIBOR + 3.708%)
183,597	6.375%	$4,779,030

Diversified Telecommunication Services – 0.1%
Qwest Corp.
43,276	6.500	967,219

Insurance(d) – 0.1%
Delphi Financial Group, Inc. (3M USD LIBOR + 3.190%)
143,849	3.696	2,948,904

TOTAL PREFERRED STOCKS
(Cost $8,780,987)		$8,695,153

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – 42.0%
Advertising(c)(e) – 0.1%
Terrier Media Buyer, Inc.
$2,850,000	8.875%	12/15/27	$2,778,750

The accompanying notes are an integral part of these financial statements.	13

GOLDMAN SACHS INCOME BUILDER FUND

Schedule of Investments (continued)

April 30, 2022 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Aerospace & Defense(c) – 0.7%
Bombardier, Inc.(e)
$900,000	7.500%		12/01/24	$895,500
998,000	7.500		03/15/25	968,060
Spirit AeroSystems, Inc.
4,715,000	4.600		06/15/28	4,066,687
The Boeing Co.
3,432,000	5.150		05/01/30	3,418,032
1,652,000	5.805		05/01/50	1,652,958
TransDigm, Inc.
3,300,000	5.500		11/15/27	3,019,500
315,000	4.625		01/15/29	273,263
266,000	4.875		05/01/29	232,750
Triumph Group, Inc.
2,885,000	7.750		08/15/25	2,805,662

				17,332,412

Agriculture – 0.4%
BAT Capital Corp.(c)
10,000,000	4.390		08/15/37	8,516,600
MHP SE(a)
270,000	7.750		05/10/24	136,350

				8,652,950

Airlines – 0.5%
American Airlines, Inc./AAdvantage Loyalty IP Ltd.(e)
522,000	5.500		04/20/26	517,433
1,717,000	5.750		04/20/29	1,648,320
Azul Investments LLP(c)
200,000	5.875		10/26/24	178,225
200,000	7.250	(e)	06/15/26	170,725
Delta Air Lines, Inc.(c)
3,600,000	7.375		01/15/26	3,834,000
Hawaiian Brand Intellectual Property Ltd./HawaiianMiles Loyalty Ltd.(c)(e)
2,155,000	5.750		01/20/26	2,095,737
United Airlines, Inc.(c)(e)
1,625,000	4.375		04/15/26	1,564,062
2,080,000	4.625		04/15/29	1,908,400

				11,916,902

Automotive – 1.4%
BorgWarner, Inc.(e)
2,000,000	5.000		10/01/25	2,055,140
Clarios Global LP/Clarios U.S. Finance Co.(c)(e)
1,850,000	8.500		05/15/27	1,852,313
Dana, Inc.(c)
2,075,000	4.250		09/01/30	1,784,500
Dealer Tire LLC/DT Issuer LLC(c)(e)
5,637,000	8.000		02/01/28	5,531,306
Ford Motor Co.(c)
3,726,000	3.250		02/12/32	3,029,059
Ford Motor Credit Co. LLC(c)
1,600,000	4.140		02/15/23	1,600,038
400,000	4.687		06/09/25	391,890
4,260,000	3.375		11/13/25	4,090,985
3,111,000	4.950		05/28/27	3,026,636
1,640,000	3.815		11/02/27	1,492,981

Corporate Obligations – (continued)
Automotive – (continued)
General Motors Co.(c)
3,000,000	6.600		04/01/36	3,234,390
General Motors Financial Co., Inc.(c)
1,975,000	5.650		01/17/29	2,033,539
NIO, Inc.(f)
190,000	0.000	(g)	02/01/26	158,758
40,000	0.500		02/01/27	31,698
Real Hero Merger Sub 2, Inc.(c)(e)
360,000	6.250		02/01/29	292,500
Wheel Pros, Inc.(c)(e)
1,420,000	6.500		05/15/29	1,070,325

				31,676,058

Banks – 2.8%
Absa Group Ltd.(c)(d) (5 year CMT + 5.411%)
460,000	6.375		12/31/99	437,000
Access Bank PLC
400,000	6.125	(e)	09/21/26	373,700
(5 year CMT + 8.070%)
460,000	9.125	(c)(d)	10/07/49	423,200
Alfa Bank AO Via Alfa Bond Issuance PLC(a)(c)(d) (5 year CMT + 4.546%)
360,000	5.950		04/15/30	18,000
Banco BBVA Peru SA(c)(d) (5 year CMT + 2.750%)
190,000	5.250		09/22/29	190,154
Banco Continental SAECA
720,000	2.750		12/10/25	655,110
Banco Davivienda SA(c)(d)(e) (10 year CMT + 5.097%)
220,000	6.650		12/31/99	196,460
Banco de Bogota SA
330,000	6.250		05/12/26	327,896
Banco do Brasil SA(c)(d) (10 Year CMT + 4.398%)
200,000	6.250		10/29/49	185,538
Banco Industrial SA/Guatemala(c)(d)(e) (5 Year CMT + 4.442%)
930,000	4.875		01/29/31	881,175
Banco Mercantil del Norte SA(c)(d)
(5 year CMT + 4.643%)
340,000	5.875	(e)	12/31/99	301,708
(5 year CMT + 4.967%)
690,000	6.750		12/31/99	663,176
Banco Santander SA
2,000,000	3.490		05/28/30	1,821,040
Bank Hapoalim BM(c)(d)(e) (5 year CMT + 2.155%)
460,000	3.255		01/21/32	414,000
Bank Leumi Le-Israel BM(c)(d)(e) (5 Year CMT + 1.631%)
710,000	3.275		01/29/31	647,165
Bank of America Corp.(c)(d) (3M USD LIBOR + 3.898%)
4,000,000	6.100		12/29/49	4,063,400
BBVA Bancomer SA(c)(d) (5 Year CMT + 2.650%)
530,000	5.125		01/18/33	490,250
BNP Paribas SA(e)
2,700,000	4.375		05/12/26	2,673,297
BPCE SA(e)
4,150,000	4.625		09/12/28	4,119,497
Citigroup, Inc.(c)(d)
(3M USD LIBOR + 4.517%)
1,890,000	6.250		12/29/49	1,908,900

14	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INCOME BUILDER FUND

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Banks – (continued)
Citigroup, Inc.(c)(d) – (continued)
(SOFR + 3.914%)
$900,000	4.412%		03/31/31	$879,651
Credit Bank of Moscow Via CBOM Finance PLC
260,000	4.700	(e)	01/29/25	37,700
(5 Year USD Swap + 5.416%)
280,000	7.500	(c)(d)	10/05/27	35,000
Credit Suisse Group AG(c)(d)(e) (5 Year USD Swap + 4.598%)
1,702,000	7.500		12/29/49	1,706,255
Deutsche Bank AG(c)(d)
(5 Year CMT + 4.524%)
800,000	6.000		12/31/99	748,000
(5 Year USD Swap + 2.248%)
2,000,000	4.296		05/24/28	1,957,010
First Bank of Nigeria Ltd. Via FBN Finance Co. BV(e)
200,000	8.625		10/27/25	198,500
Freedom Mortgage Corp.(c)(e)
3,225,000	7.625		05/01/26	2,934,750
2,610,000	6.625		01/15/27	2,247,862
ING Groep NV(c)(d) (5 Year USD Swap + 4.446%)
5,000,000	6.500		12/29/49	5,037,500
Intesa Sanpaolo SpA(e)
8,000,000	5.017		06/26/24	7,904,000
Ipoteka-Bank ATIB
450,000	5.500		11/19/25	401,850
Itau Unibanco Holding SA(c)(d) (5 Year CMT + 3.981%)
500,000	6.125		12/31/99	481,375
JPMorgan Chase & Co.(c)(d)
(3M USD LIBOR + 3.330%)
4,000,000	6.125		12/31/49	4,005,200
(SOFR + 2.515%)
441,000	2.956		05/13/31	387,820
Natwest Group PLC
2,975,000	6.000		12/19/23	3,062,474
NBK Tier 1 Financing 2 Ltd.(c)(d) (6 Year USD Swap + 2.832%)
790,000	4.500		12/31/99	755,092
Standard Chartered PLC(c)(d)(e) (5 Year CMT + 3.805%)
4,255,000	4.750		12/31/99	3,629,302
Tinkoff Bank JSC Via TCS Finance Ltd.(c)(d)(e) (5 year CMT + 5.150%)
200,000	6.000		12/31/49	10,000
Truist Financial Corp.(c)(d) (10 Year CMT + 4.349%)
2,237,000	5.100		12/31/99	2,209,798
Turkiye Vakiflar Bankasi TAO
200,000	6.000		11/01/22	199,140
UBS Group AG(c)(d) (5 Year USD Swap + 4.590%)
4,000,000	6.875		12/29/49	4,050,000
UniCredit SpA(c)(d)(e) (5 Year CMT + 4.750%)
1,525,000	5.459		06/30/35	1,376,206
United Bank for Africa PLC
670,000	7.750		06/08/22	657,144
200,000	6.750		11/19/26	190,163
Uzbek Industrial and Construction Bank ATB
600,000	5.750		12/02/24	541,950
Yapi ve Kredi Bankasi A/S(c)(d) (5 Year USD Swap + 11.245%)
260,000	13.875		12/31/99	278,005

				66,712,413

Corporate Obligations – (continued)
Beverages(c) – 0.7%
Anadolu Efes Biracilik Ve Malt Sanayii AS(e)
$420,000	3.375%		06/29/28	$345,450
Anheuser-Busch Cos., LLC/Anheuser-Busch InBev Worldwide, Inc.
8,050,000	4.700		02/01/36	7,972,881
Central American Bottling Corp./CBC Bottling Holdco SL/Beliv Holdco SL(e)
400,000	5.250		04/27/29	378,000
Constellation Brands, Inc.
2,275,000	2.875		05/01/30	2,023,089
3,975,000	2.250		08/01/31	3,299,409
Keurig Dr Pepper, Inc.
1,055,000	3.200		05/01/30	964,914
308,000	3.800		05/01/50	260,275

				15,244,018

Building Materials – 0.6%
Builders FirstSource, Inc.(c)(e)
1,187,000	6.750		06/01/27	1,221,126
1,800,000	5.000		03/01/30	1,656,000
Cemex SAB de CV(c)(d)(e) (5 year CMT + 4.534%)
470,000	5.125		12/31/99	426,658
CP Atlas Buyer, Inc.(c)(e)
2,160,000	7.000		12/01/28	1,803,600
DiversiTech Holdings, Inc.(d)
(1M USD LIBOR)
1,843,571	4.453		12/22/28	1,812,470
(1M USD LIBOR)
625,000	7.453		12/21/29	606,250
Grupo Cementos De Chihuahua SAB de CV(c)(e)
450,000	3.614		04/20/32	390,938
Masonite International Corp.(c)(e)
2,075,000	5.375		02/01/28	1,986,813
Standard Industries, Inc.(c)(e)
1,880,000	4.375		07/15/30	1,579,200
Standard Industries, Inc.(c)(e)
4,054,000	3.375		01/15/31	3,273,605

				14,756,660

Chemicals – 0.8%
Air Products & Chemicals, Inc.(c)
200,000	2.800		05/15/50	155,566
Ashland LLC(c)(e)
3,225,000	3.375		09/01/31	2,789,625
ASP Unifrax Holdings, Inc.(c)(e)
1,025,000	5.250		09/30/28	900,719
Axalta Coating Systems LLC(c)(e)
3,100,000	3.375		02/15/29	2,681,500
Braskem Netherlands Finance BV
220,000	4.500		01/31/30	198,880
Herens Holdco S.a.r.l.(c)(e)
1,795,000	4.750		05/15/28	1,604,281
INEOS Quattro Finance 2 PLC(c)(e)
780,000	3.375		01/15/26	711,750
Ingevity Corp.(c)(e)
1,305,000	3.875		11/01/28	1,167,975

The accompanying notes are an integral part of these financial statements.	15

GOLDMAN SACHS INCOME BUILDER FUND

Schedule of Investments (continued)

April 30, 2022 (Unaudited)

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Chemicals – (continued)
	Minerals Technologies, Inc.(c)(e)
	$1,695,000	5.000%		07/01/28	$1,576,350
	Rayonier AM Products, Inc.(c)(e)
	281,000	7.625		01/15/26	266,247
	Sasol Financing USA LLC(c)
	280,000	4.375		09/18/26	260,400
	The Chemours Co.(c)(e)
	4,560,000	4.625		11/15/29	3,950,100
	Tianqi Finco Co. Ltd.
	200,000	3.750		11/28/22	190,600
	Valvoline, Inc.(c)(e)
	885,000	3.625		06/15/31	716,850
	WR Grace Holdings LLC(c)(e)
	1,855,000	5.625		08/15/29	1,597,619

					18,768,462

Commercial Services – 1.2%
	Allied Universal Holdco LLC/Allied Universal Finance Corp.(c)(e)
	2,557,000	6.625		07/15/26	2,467,505
	1,700,000	6.000		06/01/29	1,406,750
	APi Escrow Corp.(c)(e)
	575,000	4.750		10/15/29	523,969
	APi Group DE, Inc.(c)(e)
	4,304,000	4.125		07/15/29	3,857,460
	APX Group, Inc.(c)(e)
	4,286,000	5.750		07/15/29	3,503,805
	Avis Budget Car Rental LLC/Avis Budget Finance, Inc.(c)(e)
	1,605,000	5.375		03/01/29	1,516,725
	HealthEquity, Inc.(c)(e)
	1,058,000	4.500		10/01/29	966,748
	Limak Iskenderun Uluslararasi Liman Isletmeciligi AS(c)(e)
	200,000	9.500		07/10/36	184,725
	Metis Merger Sub LLC(c)(e)
	717,000	6.500		05/15/29	623,790
	NESCO Holdings II, Inc.(c)(e)
	3,083,000	5.500		04/15/29	2,905,728
	North Queensland Export Terminal Pty Ltd.
	200,000	4.450		12/15/22	193,000
	Rent-A-Center, Inc.(c)(e)
	850,000	6.375		02/15/29	735,250
	Sabre Global, Inc.(c)(e)
	2,405,000	9.250		04/15/25	2,576,356
	Techem Verwaltungsgesellschaft 674 MBH(c)
EUR	668,190	6.000		07/30/26	692,360
	The ADT Security Corp.(c)(e)
	$4,387,000	4.125		08/01/29	3,717,982
	The Bidvest Group UK PLC(c)(e)
	470,000	3.625		09/23/26	430,050
	Verisure Holding AB(c)(e)
EUR	725,000	3.250		02/15/27	687,598
	Verisure Midholding AB(c)
	800,000	5.250	(e)	02/15/29	751,276
	1,450,000	5.250		02/15/29	1,360,603

					29,101,680

Corporate Obligations – (continued)
Commercial Services & Supplies – 0.0%
	Chesapeake Energy Corp.
	$2,000,000	5.500		09/15/26	37,500

Computers(c) – 0.8%
	Booz Allen Hamilton, Inc.(e)
	2,513,000	3.875		09/01/28	2,318,242
	Dell International LLC/EMC Corp.
	2,699,000	8.100		07/15/36	3,312,861
	Hewlett Packard Enterprise Co.
	3,000,000	6.200		10/15/35	3,278,400
	KBR, Inc.(e)
	1,161,000	4.750		09/30/28	1,091,340
	Presidio Holdings, Inc.(e)
	2,095,000	8.250		02/01/28	2,047,863
	Unisys Corp.(e)
	1,060,000	6.875		11/01/27	1,073,250
	Virtusa Corp.(e)
	2,371,000	7.125		12/15/28	2,169,465
	Western Digital Corp.
	3,000,000	4.750		02/15/26	2,985,000

					18,276,421

Distribution & Wholesale(c)(e) – 0.3%
	American Builders & Contractors Supply Co., Inc.
	2,760,000	3.875		11/15/29	2,435,700
	BCPE Empire Holdings, Inc.
	2,446,000	7.625		05/01/27	2,293,125
	IAA, Inc.
	750,000	5.500		06/15/27	733,125
	Ritchie Bros Holdings, Inc.
	440,000	4.750		12/15/31	440,000

					5,901,950

Diversified Financial Services – 3.0%
	AerCap Holdings NV(c)(d) (5 Year CMT + 4.535%)
	1,825,000	5.875		10/10/79	1,709,414
	AerCap Ireland Capital DAC/AerCap Global Aviation Trust(c)
	3,625,000	3.000		10/29/28	3,151,720
	Air Lease Corp.(c)
	2,750,000	3.750		06/01/26	2,644,785
	Ally Financial, Inc.
	4,000,000	8.000		11/01/31	4,761,880
	(7 year CMT + 3.481%)
	3,415,000	4.700	(c)(d)	12/31/99	2,928,362
	Aviation Capital Group LLC(c)(e)
	800,000	1.950		01/30/26	714,048
	Avolon Holdings Funding Ltd.(c)(e)
	3,450,000	5.250		05/15/24	3,474,736
	1,927,000	2.528		11/18/27	1,657,220
	B3 SA – Brasil Bolsa Balcao(e)
	290,000	4.125		09/20/31	252,445
	Castlelake Aviation Finance DAC(c)(e)
	2,420,000	5.000		04/15/27	2,178,000
	Coinbase Global, Inc.(c)(e)
	2,234,000	3.375		10/01/28	1,742,520
	Global Aircraft Leasing Co. Ltd.(c)(e)(h) (PIK 7.250%, Cash 6.500%)
	1,879,174	6.500		09/15/24	1,627,834

16	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INCOME BUILDER FUND

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Diversified Financial Services – (continued)
Intercorp Financial Services, Inc., Series I(c)
$340,000	4.125%		10/19/27	$315,520
Jefferies Finance LLC/JFIN Co-Issuer Corp.(c)(e)
3,829,000	5.000		08/15/28	3,485,485
LD Holdings Group LLC(c)(e)
1,910,000	6.500		11/01/25	1,566,200
Midcap Financial Issuer Trust(c)(e)
2,567,000	6.500		05/01/28	2,210,829
810,000	5.625		01/15/30	644,963
Nationstar Mortgage Holdings, Inc.(c)(e)
2,651,000	5.500		08/15/28	2,419,053
Navient Corp.
3,000,000	5.500		01/25/23	3,011,250
4,388,000	5.500	(c)	03/15/29	3,850,470
NFP Corp.(c)(e)
3,360,000	6.875		08/15/28	2,965,200
OneMain Finance Corp.
1,602,000	7.125		03/15/26	1,622,025
1,643,000	4.000	(c)	09/15/30	1,343,153
Oxford Finance LLC / Oxford Finance Co-Issuer II, Inc.(c)(e)
1,365,000	6.375		02/01/27	1,380,356
Raymond James Financial, Inc.(c)
900,000	4.650		04/01/30	910,737
Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc.(c)(e)
2,305,000	2.875		10/15/26	2,037,074
2,390,000	4.000		10/15/33	1,913,377
The Charles Schwab Corp.(c)(d)
(3M USD LIBOR + 3.315%)
2,195,000	3.838		12/29/49	2,180,864
(5 year CMT + 3.168%)
2,875,000	4.000		12/31/99	2,621,684
(5 Year CMT + 4.971%)
1,250,000	5.375		12/31/99	1,263,100
Unifin Financiera SAB de CV(c)(d) (5 year CMT + 6.308%)
280,000	8.875		12/31/99	90,615
United Wholesale Mortgage LLC(c)(e)
3,195,000	5.500		04/15/29	2,671,819
VistaJet Malta Finance PLC/XO Management Holding, Inc.(c)(e)
1,230,000	7.875		05/01/27	1,156,200
3,525,000	6.375		02/01/30	3,066,750

				69,569,688

Electrical – 0.7%
AES Panama Generation Holdings SRL(c)
460,000	4.375		05/31/30	409,400
Calpine Corp.(c)(e)
4,215,000	3.750		03/01/31	3,551,137
Cikarang Listrindo Tbk PT(c)
520,000	4.950		09/14/26	507,585
EnfraGen Energia Sur SA
200,000	5.375		12/30/30	144,280
Eskom Holdings SOC Ltd.
430,000	7.125		02/11/25	409,252
Lamar Funding Ltd.
470,000	3.958		05/07/25	455,841
LLPL Capital Pte Ltd.
400,982	6.875		02/04/39	391,659

Corporate Obligations – (continued)
Electrical – (continued)
Minejesa Capital B.V.
260,000	4.625		08/10/30	234,029
Mong Duong Finance Holdings BV
530,000	5.125		05/07/29	473,025
NRG Energy, Inc.(c)
2,800,000	3.750	(e)	06/15/24	2,767,688
115,000	5.750		01/15/28	112,413
448,000	3.375	(e)	02/15/29	381,920
Pacific Gas & Electric Co.(c)
1,470,000	3.500		08/01/50	1,025,193
Pike Corp.(c)(e)
2,420,000	5.500		09/01/28	2,208,250
Sempra Energy(c)(d) (5 Year CMT + 4.550%)
3,335,000	4.875		12/31/99	3,287,810

				16,359,482

Electrical Components & Equipment(c)(e) – 0.1%
Wesco Distribution, Inc.
1,473,000	7.250		06/15/28	1,524,555

Electronics(c)(e) – 0.2%
II-VI, Inc.
1,225,000	5.000		12/15/29	1,148,438
Imola Merger Corp.
3,117,000	4.750		05/15/29	2,933,876
TTM Technologies, Inc.
799,000	4.000		03/01/29	703,120

				4,785,434

Engineering & Construction – 0.4%
Aeropuertos Dominicanos Siglo XXI SA(c)
630,000	6.750		03/30/29	609,131
Arcosa, Inc.(c)(e)
1,221,000	4.375		04/15/29	1,111,110
ATP Tower Holdings LLC/Andean Tower Partners Colombia SAS/Andean Telecom Par(c)(e)
950,000	4.050		04/27/26	855,000
Dycom Industries, Inc.(c)(e)
2,764,000	4.500		04/15/29	2,487,600
Global Infrastructure Solutions, Inc.(c)(e)
2,805,000	5.625		06/01/29	2,566,575
IHS Holding Ltd.(c)(e)
200,000	5.625		11/29/26	190,000
200,000	6.250		11/29/28	188,000
International Airport Finance SA(c)
197,647	12.000		03/15/33	205,792
Mexico City Airport Trust
320,000	5.500		10/31/46	255,200

				8,468,408

Entertainment(c)(e) – 0.8%
Allen Media LLC/Allen Media Co-Issuer, Inc.
1,575,000	10.500		02/15/28	1,425,375
Banijay Entertainment SASU
1,800,000	5.375		03/01/25	1,768,500
Boyne USA, Inc.
1,275,000	4.750		05/15/29	1,188,938

The accompanying notes are an integral part of these financial statements.	17

GOLDMAN SACHS INCOME BUILDER FUND

Schedule of Investments (continued)

April 30, 2022 (Unaudited)

Principal Amount		Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)
Entertainment(c)(e) – (continued)
	Lions Gate Capital Holdings LLC
	$2,540,000	5.500%	04/15/29	$2,247,900
	Motion Bondco DAC
	3,250,000	6.625	11/15/27	2,973,750
	Penn National Gaming, Inc.
	3,067,000	4.125	07/01/29	2,599,282
	Scientific Games International, Inc.
	500,000	7.000	05/15/28	513,125
	SeaWorld Parks & Entertainment, Inc.
	4,880,000	5.250	08/15/29	4,440,800
	Six Flags Entertainment Corp.
	1,854,000	5.500	04/15/27	1,812,285

				18,969,955

Environmental(c) – 0.5%
	Covanta Holding Corp.
	670,000	5.000	09/01/30	603,838
	GFL Environmental, Inc.(e)
	730,000	5.125	12/15/26	717,225
	5,647,000	4.000	08/01/28	4,969,360
	Madison IAQ LLC(e)
	4,294,000	4.125	06/30/28	3,767,985
	485,000	5.875	06/30/29	395,275
	Stericycle, Inc.(e)
	1,950,000	5.375	07/15/24	1,957,312

				12,410,995

Finance Bonds(c)(e) – 0.1%
	Global Infrastructure Solutions, Inc.
	1,390,000	7.500	04/15/32	1,294,438

Food & Drug Retailing – 1.0%
	Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC(c)(e)
	2,595,000	4.625	01/15/27	2,429,569
	1,995,000	5.875	02/15/28	1,937,644
	502,000	4.875	02/15/30	456,820
	Arcor SAIC
	110,000	6.000	07/06/23	109,725
	Bellis Acquisition Co. PLC(c)(e)
GBP	475,000	3.250	02/16/26	522,311
	H-Food Holdings LLC/Hearthside Finance Co., Inc.(c)(e)
	$2,820,000	8.500	06/01/26	2,647,275
	Kraft Heinz Foods Co.(c)
	2,303,000	5.000	07/15/35	2,294,226
	2,592,000	4.375	06/01/46	2,269,832
	Performance Food Group, Inc.(c)(e)
	1,150,000	5.500	10/15/27	1,114,062
	Post Holdings, Inc.(c)(e)
	5,984,000	4.625	04/15/30	5,131,280
	United Natural Foods, Inc.(c)(e)
	1,455,000	6.750	10/15/28	1,455,000
	US Foods, Inc.(c)(e)
	2,690,000	4.750	02/15/29	2,474,800
	1,020,000	4.625	06/01/30	918,000

				23,760,544

Corporate Obligations – (continued)
Forest Products&Paper(c)(e) – 0.0%
	Glatfelter Corp.
	670,000	4.750	11/15/29	536,000

Gaming(c) – 0.1%
	MGM China Holdings Ltd.(e)
	915,000	4.750	02/01/27	768,600
	MGM Resorts International
	1,832,000	4.750	10/15/28	1,685,440
	Wynn Macau Ltd.(e)
	330,000	5.625	08/26/28	265,238
	550,000	5.125	12/15/29	434,500

				3,153,778

Gas(c) – 0.2%
	AmeriGas Partners LP/AmeriGas Finance Corp.
	4,125,000	5.875	08/20/26	4,063,125
	China Oil & Gas Group Ltd.
	102,857	5.500	01/25/23	102,266

				4,165,391

Healthcare Providers & Services(c) – 1.1%
	CAB SELAS(e)
EUR	1,175,000	3.375	02/01/28	1,103,722
	Catalent Pharma Solutions, Inc.(e)
	$1,005,000	3.125	02/15/29	871,837
	840,000	3.500	04/01/30	732,900
	Chrome Holdco SASU(e)
EUR	2,100,000	5.000	05/31/29	1,927,195
	CHS/Community Health Systems, Inc.(e)
	$1,540,000	6.125	04/01/30	1,266,650
	2,170,000	4.750	02/15/31	1,839,075
	DaVita, Inc.(e)
	3,800,000	3.750	02/15/31	3,097,000
	Encompass Health Corp.
	1,200,000	4.500	02/01/28	1,107,000
	HCA, Inc.
	250,000	5.875	02/15/26	258,750
	Laboratoire Eimer Selas(e)
EUR	500,000	5.000	02/01/29	460,364
	LifePoint Health, Inc.(e)
	$2,635,000	5.375	01/15/29	2,252,925
	MEDNAX, Inc.(e)
	725,000	5.375	02/15/30	679,688
	Molina Healthcare, Inc.(e)
	1,893,000	3.875	05/15/32	1,665,840
	Mozart Debt Merger Sub, Inc.(e)
	3,270,000	3.875	04/01/29	2,861,250
	2,285,000	5.250	10/01/29	1,987,950
	Rede D’or Finance S.a.r.l.
	370,000	4.500	01/22/30	323,149
	Select Medical Corp.(e)
	1,700,000	6.250	08/15/26	1,685,125
	Tenet Healthcare Corp.(e)
	2,000,000	6.250	02/01/27	1,990,000

				26,110,420

18	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INCOME BUILDER FUND

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Holding Companies-Diversified(c) – 0.0%
	KOC Holding A/S
	$700,000	6.500%		03/11/25	$697,944

Home Builders – 0.6%
	Brookfield Residential Properties, Inc./Brookfield Residential US LLC(c)(e)
	1,642,000	4.875		02/15/30	1,387,490
	Century Communities, Inc.(c)(e)
	4,550,000	3.875		08/15/29	3,833,375
	Installed Building Products, Inc.(c)(e)
	800,000	5.750		02/01/28	756,000
	LGI Homes, Inc.(c)(e)
	3,698,000	4.000		07/15/29	3,050,850
	PulteGroup, Inc.
	3,000,000	7.875		06/15/32	3,615,000
	Taylor Morrison Communities, Inc.(c)(e)
	1,301,000	5.125		08/01/30	1,180,657

					13,823,372

Home Furnishings(c)(e) – 0.1%
	Tempur Sealy International, Inc.
	1,515,000	3.875		10/15/31	1,257,450

Household Products(c) – 0.1%
	Central Garden & Pet Co.
	1,380,000	4.125		10/15/30	1,197,150
	Spectrum Brands, Inc.
	108,000	5.750		07/15/25	109,080

					1,306,230

Housewares(c) – 0.4%
	CD&R Smokey Buyer, Inc.(e)
	1,094,000	6.750		07/15/25	1,113,145
	Newell Brands, Inc.
	1,380,000	5.750		04/01/46	1,297,200
	SWF Escrow Issuer Corp.(e)
	3,255,000	6.500		10/01/29	2,514,488
	The Scotts Miracle-Gro Co.
	3,702,000	4.000		04/01/31	3,044,895
	Turkiye Sise ve Cam Fabrikalari A/S
	530,000	6.950		03/14/26	515,193

					8,484,921

Insurance – 0.8%
	Acrisure LLC/Acrisure Finance, Inc.(c)(e)
	1,550,000	10.125		08/01/26	1,629,438
	2,230,000	4.250		02/15/29	1,945,675
	2,490,000	6.000		08/01/29	2,175,637
	Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer(c)(e)
	1,666,000	6.750		10/15/27	1,576,453
	American International Group, Inc.(c)
	2,250,000	3.400		06/30/30	2,133,112
	BroadStreet Partners, Inc.(c)(e)
	2,940,000	5.875		04/15/29	2,557,800
	Fidelity & Guaranty Life Holdings, Inc.(c)(e)
	2,850,000	5.500		05/01/25	2,937,267

Corporate Obligations – (continued)
Insurance – (continued)
	HUB International Ltd.(c)(e)
	$1,760,000	7.000%		05/01/26	$1,738,000
	Sagicor Financial Co. Ltd.(c)(e)
	200,000	5.300		05/13/28	195,500
	Transatlantic Holdings, Inc.
	75,000	8.000		11/30/39	102,514
	USI, Inc.(c)(e)
	1,850,000	6.875		05/01/25	1,822,250

					18,813,646

Internet – 1.8%
	Booking Holdings, Inc.(c)
	2,850,000	4.625		04/13/30	2,921,250
	Endurance International Group Holdings, Inc.(c)(e)
	6,473,000	6.000		02/15/29	5,210,765
	Expedia Group, Inc.(c)
	1,160,000	6.250	(e)	05/01/25	1,216,364
	1,382,000	4.625		08/01/27	1,388,703
	3,425,000	3.250		02/15/30	3,061,676
	Getty Images, Inc.(c)(e)
	3,720,000	9.750		03/01/27	3,840,900
	Go Daddy Operating Co. LLC/GD Finance Co., Inc.(c)(e)
	1,305,000	5.250		12/01/27	1,288,688
	GrubHub Holdings, Inc.(c)(e)
	3,400,000	5.500		07/01/27	2,915,500
	ION Trading Technologies Sarl(c)(e)
	1,868,000	5.750		05/15/28	1,751,250
	Match Group Holdings II LLC(c)(e)
	2,103,000	3.625		10/01/31	1,763,891
	NortonLifeLock, Inc.(c)(e)
	4,000,000	5.000		04/15/25	3,990,000
	Twitter, Inc.(c)(e)
	3,735,000	5.000		03/01/30	3,819,038
	Uber Technologies, Inc.(c)(e)
	3,200,000	7.500		05/15/25	3,304,000
	1,800,000	6.250		01/15/28	1,782,000
	4,090,000	4.500		08/15/29	3,527,625
	United Group B.V.(c)(e)
EUR	1,225,000	4.625		08/15/28	1,148,544
	Vnet Group, Inc.(f)(g)
	$350,000	0.000		02/01/26	301,404

					43,231,598

Investment Companies – 0.0%
	Huarong Finance 2017 Co. Ltd.
	200,000	4.250		11/07/27	183,000

Iron/Steel – 0.2%
	ABJA Investment Co. Pte Ltd.
	650,000	5.950		07/31/24	664,625
	CAP SA(c)(e)
	200,000	3.900		04/27/31	169,413
	Cleveland-Cliffs, Inc.(c)
	2,250,000	5.875		06/01/27	2,250,000
	1,620,000	4.875	(e)	03/01/31	1,512,675
	Metinvest B.V.(c)
	200,000	7.750		04/23/23	111,000
	200,000	8.500		04/23/26	107,000

The accompanying notes are an integral part of these financial statements.	19

GOLDMAN SACHS INCOME BUILDER FUND

Schedule of Investments (continued)

April 30, 2022 (Unaudited)

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Iron/Steel – (continued)
	Samarco Mineracao SA
	$200,000	4.125%		11/01/22	$135,975
	Vale Overseas Ltd.(c)
	460,000	3.750		07/08/30	413,712

					5,364,400

Leisure Time – 0.2%
	NCL Corp. Ltd.(c)(e)
	3,550,000	3.625		12/15/24	3,292,625
	Royal Caribbean Cruises Ltd.
	955,000	5.250		11/15/22	956,194
	TUI Cruises GmbH(c)(e)
EUR	1,100,000	6.500		05/15/26	1,051,769

					5,300,588

Lodging(c)(e) – 0.2%
	Hilton Grand Vacations Borrower Escrow LLC/Hilton Grand Vacations Borrower Esc
	$3,795,000	5.000		06/01/29	3,429,731
	Marriott Ownership Resorts, Inc.
	710,000	4.500		06/15/29	629,237
	Travel + Leisure Co.
	598,000	6.625		07/31/26	610,708

					4,669,676

Machinery – Construction & Mining(c)(e) – 0.2%
	BWX Technologies, Inc.
	1,023,000	4.125		06/30/28	948,833
	Vertiv Group Corp.
	2,956,000	4.125		11/15/28	2,568,025

					3,516,858

Machinery-Diversified(c)(e) – 0.2%
	Titan Acquisition Ltd./Titan Co-Borrower LLC
	588,000	7.750		04/15/26	572,565
	TK Elevator Holdco GmbH
	4,509,000	7.625		07/15/28	4,339,913

					4,912,478

Media – 3.5%
	Altice Financing SA(c)(e)
	1,848,000	5.000		01/15/28	1,556,940
EUR	2,975,000	4.250		08/15/29	2,666,387
	AMC Networks, Inc.(c)
	$1,800,000	4.750		08/01/25	1,737,000
	Cable Onda SA(c)
	450,000	4.500		01/30/30	418,984
	CCO Holdings LLC/CCO Holdings Capital Corp.(c)(e)
	4,980,000	4.750		03/01/30	4,432,200
	4,800,000	4.750		02/01/32	4,140,000
	6,580,000	4.250		01/15/34	5,231,100
	Charter Communications Operating LLC/Charter Communications Operating Capital(c)(e)
	12,000,000	6.384		10/23/35	12,564,600
	Comcast Corp.(c)(e)
	2,827,000	2.800		01/15/51	2,076,827

Corporate Obligations – (continued)
Media – (continued)
	CSC Holdings LLC(c)(e)
	2,298,000	4.625		12/01/30	1,757,970
	5,372,000	5.000		11/15/31	4,109,580
	Cumulus Media New Holdings, Inc.(c)(e)
	2,421,000	6.750		07/01/26	2,408,895
	Diamond Sports Group LLC/Diamond Sports Finance Co.(c)(e)
	3,345,000	6.625		08/15/27	694,088
	Directv Financing LLC/Directv Financing Co.-Obligor, Inc.(c)(e)
	5,980,000	5.875		08/15/27	5,621,200
	DISH DBS Corp.
	1,720,000	5.250	(c)(e)	12/01/26	1,573,800
	1,700,000	7.375	(c)	07/01/28	1,496,000
	4,195,000	5.125		06/01/29	3,251,125
	Gray Television, Inc.(c)(e)
	3,125,000	7.000		05/15/27	3,226,562
	iHeartCommunications, Inc.(c)
	2,380,000	8.375		05/01/27	2,362,150
	550,000	4.750	(e)	01/15/28	497,750
	LCPR Senior Secured Financing DAC(c)(e)
	3,156,000	5.125		07/15/29	2,864,070
	News Corp.(c)(e)
	2,470,000	3.875		05/15/29	2,241,525
	Nexstar Media, Inc.(c)(e)
	1,500,000	5.625		07/15/27	1,455,000
	Scripps Escrow II, Inc.(c)(e)
	1,305,000	5.375		01/15/31	1,158,188
	Scripps Escrow, Inc.(c)(e)
	1,050,000	5.875		07/15/27	1,005,375
	Sinclair Television Group, Inc.(c)(e)
	1,210,000	5.125		02/15/27	1,055,725
	Sirius XM Radio, Inc.(c)(e)
	820,000	3.125		09/01/26	754,400
	2,260,000	3.875		09/01/31	1,904,050
	TEGNA, Inc.(c)
	2,300,000	4.625		03/15/28	2,208,000
	Townsquare Media, Inc.(c)(e)
	2,038,000	6.875		02/01/26	2,030,358
	Urban One, Inc.(c)(e)
	1,690,000	7.375		02/01/28	1,639,300
	Ziggo B.V.(c)(e)
	1,628,000	4.875		01/15/30	1,444,850
	Ziggo Bond Co. B.V.(c)(e)
EUR	675,000	3.375		02/28/30	593,236
	$500,000	5.125		02/28/30	432,500

					82,609,735

Mining – 0.6%
	Constellium SE(c)(e)
	2,585,000	3.750		04/15/29	2,229,562
	Endeavour Mining PLC(c)(e)
	200,000	5.000		10/14/26	181,000
	First Quantum Minerals Ltd.(c)(e)
	1,148,000	7.250		04/01/23	1,148,861
	Freeport-McMoRan, Inc.(c)
	2,000,000	5.400		11/14/34	2,050,000
	Glencore Finance Canada Ltd.(e)
	3,000,000	5.550		10/25/42	2,968,290

20	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INCOME BUILDER FUND

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Mining – (continued)
	Glencore Funding LLC(c)(e)
	$2,975,000	2.850%		04/27/31	$2,544,845
	Novelis Corp.(c)(e)
	2,400,000	4.750		01/30/30	2,208,000
	Vedanta Resources Finance II PLC(c)(e)
	200,000	9.250		04/23/26	166,000

					13,496,558

Miscellaneous Manufacturing – 0.3%
	General Electric Co.
	850,000	6.750		03/15/32	985,949
	(3M USD LIBOR + 3.330%)
	4,477,000	4.156	(c)(d)	12/29/49	4,243,211
	Hillenbrand, Inc.(c)
	1,349,000	3.750		03/01/31	1,190,493

					6,419,653

Multi-National – 0.0%
	The African Export-Import Bank(c)
	200,000	3.994		09/21/29	188,106
	The Eastern & Southern African Trade & Development Bank
	200,000	4.125		06/30/28	184,400

					372,506

Office & Business Equipment(c) – 0.1%
	CDW LLC/CDW Finance Corp.
	1,440,000	4.125		05/01/25	1,420,200
	Xerox Holdings Corp.(e)
	1,055,000	5.000		08/15/25	1,016,756

					2,436,956

Oil Field Services – 2.0%
	California Resources Corp.(c)(e)
	2,135,000	7.125		02/01/26	2,161,687
	Cenovus Energy, Inc.(c)
	984,000	5.375		07/15/25	1,021,707
	Cia General de Combustibles SA(e)
	560,000	9.500		03/08/25	559,300
	Civitas Resources, Inc(c)(e)
	1,345,000	5.000		10/15/26	1,281,113
	Continental Resources, Inc.(c)(e)
	1,306,000	5.750		01/15/31	1,337,018
	DNO ASA(c)(e)
	420,000	8.375		05/29/24	419,825
	330,000	7.875		09/09/26	325,978
	EQT Corp.(c)
	460,000	3.900		10/01/27	440,450
	1,915,000	3.625	(e)	05/15/31	1,737,862
	Gazprom PJSC via Gaz Finance PLC
	400,000	2.950		01/27/29	110,000
	Genel Energy Finance 4 PLC(c)(e)
	200,000	9.250		10/14/25	199,125
	Geopark Ltd.(c)(e)
	200,000	5.500		01/17/27	180,538
	Guara Norte S.a.r.l
	355,030	5.198		06/15/34	314,024

Corporate Obligations – (continued)
Oil Field Services – (continued)
	Hunt Oil Co. of Peru LLC Sucursal Del Peru
	440,680	6.375		06/01/28	422,309
	Kosmos Energy Ltd.(c)
	300,000	7.125		04/04/26	292,931
	200,000	7.500		03/01/28	192,500
	Leviathan Bond Ltd.(c)(e)
	470,000	5.750		06/30/23	466,416
	Lukoil Securities B.V.(e)
	500,000	3.875		05/06/30	195,000
	MEG Energy Corp.(c)(e)
	2,480,000	7.125		02/01/27	2,511,000
	1,250,000	5.875		02/01/29	1,218,750
	Nabors Industries, Inc.(c)(e)
	2,645,000	9.000		02/01/25	2,724,350
	4,795,000	7.375		05/15/27	4,890,900
	Noble Finance Co.(c)(h)
	(PIK 15.000%, Cash 11.000%)
	55,098	11.000	(e)	02/15/28	61,572
	(PIK 15.000%, Cash 11.000%)
	564,689	11.000		02/15/28	631,040
	Occidental Petroleum Corp.(c)
	2,180,000	8.000		07/15/25	2,354,400
	2,550,000	6.625		09/01/30	2,763,562
	Petroleos Mexicanos
	210,000	6.490	(c)	01/23/27	201,012
	290,000	6.500		03/13/27	277,034
	Range Resources Corp.(c)
	1,470,000	5.000		03/15/23	1,473,675
	985,000	4.750	(e)	02/15/30	938,213
	SEPLAT Energy PLC(c)(e)
	630,000	7.750		04/01/26	598,752
	ShaMaran Petroleum Corp.(c)(e)
	260,000	12.000		07/30/25	257,075
	Southwestern Energy Co.(c)
	1,445,000	4.750		02/01/32	1,365,525
	Sunoco LP/Sunoco Finance Corp.(c)
	1,720,000	4.500		05/15/29	1,548,000
	TechnipFMC PLC(c)(e)
	1,934,000	6.500		02/01/26	2,001,690
	Tiger Holdco Pte Ltd.(c)(e)(h)
	210,203	13.000		06/10/23	204,068
	Transocean Poseidon Ltd.(c)(e)
	975,938	6.875		02/01/27	939,340
	Transocean, Inc.(c)(e)
	4,448,000	11.500		01/30/27	4,425,760
	USA Compression Partners LP/USA Compression Finance Corp.(c)
	4,480,000	6.875		04/01/26	4,390,400
	YPF SA
	133,000	8.750		04/04/24	123,730
	262,500	8.500		03/23/25	241,303

					47,798,934

Packaging – 1.0%
	ARD Finance SA(c)(h) (PIK 5.750%, Cash 5.000%)
EUR	2,648,270	5.000		06/30/27	2,320,469

The accompanying notes are an integral part of these financial statements.	21

GOLDMAN SACHS INCOME BUILDER FUND

Schedule of Investments (continued)

April 30, 2022 (Unaudited)

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Packaging – (continued)
	Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance PLC(c)
EUR	2,531,000	3.000%		09/01/29	$2,174,245
	$1,463,000	4.000	(e)	09/01/29	1,250,865
	Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.(c)(e)
	3,295,000	5.250		08/15/27	2,829,581
	Berry Global, Inc.(c)(e)
	1,308,000	4.500		02/15/26	1,286,745
	2,000,000	5.625		07/15/27	1,990,000
	Kleopatra Holdings 2 SCA(c)(e)
EUR	450,000	6.500		09/01/26	348,782
	LABL, Inc.(c)(e)
	$1,750,000	6.750		07/15/26	1,680,000
	Owens-Brockway Glass Container, Inc.(e)
	1,160,000	5.875		08/15/23	1,175,950
	Pactiv Evergreen Group Issuer, Inc./Pactiv Evergreen Group Issuer LLC(c)(e)
	1,410,000	4.000		10/15/27	1,230,225
	Pactiv LLC
	2,845,000	8.375		04/15/27	2,816,550
	SAN Miguel Industrias Pet SA/NG PET R&P Latin America SA(c)(e)
	290,000	3.500		08/02/28	250,633
	Sealed Air Corp.(e)
	1,843,000	6.875		07/15/33	2,018,085
	Trivium Packaging Finance B.V.(c)(e)
	1,075,000	5.500		08/15/26	1,041,406
	1,300,000	8.500		08/15/27	1,283,750

					23,697,286

Pharmaceuticals(c) – 1.4%
	AbbVie, Inc.
	6,650,000	3.200		11/21/29	6,199,263
	AdaptHealth LLC(e)
	1,445,000	6.125		08/01/28	1,365,525
	670,000	4.625		08/01/29	566,150
	1,020,000	5.125		03/01/30	882,300
	Bausch Health Cos., Inc.(e)
	2,240,000	6.125		02/01/27	2,153,200
	1,350,000	5.000		01/30/28	999,000
	1,350,000	5.250		01/30/30	948,375
	Becton Dickinson & Co.
	3,200,000	2.823		05/20/30	2,862,784
	Cheplapharm Arzneimittel GmbH(e)
	1,268,000	5.500		01/15/28	1,214,110
	CVS Health Corp.
	4,715,000	3.750		04/01/30	4,504,428
	Herbalife Nutrition Ltd./HLF Financing, Inc.(e)
	1,312,000	7.875		09/01/25	1,290,680
	HLF Financing S.a.r.l. LLC/Herbalife International, Inc.(e)
	7,384,000	4.875		06/01/29	5,971,810
	Organon & Co./Organon Foreign Debt Co.-Issuer BV(e)
	700,000	4.125		04/30/28	651,000
	1,950,000	5.125		04/30/31	1,769,625
	Prestige Brands, Inc.(e)
	1,855,000	3.750		04/01/31	1,574,431

Corporate Obligations – (continued)
Pharmaceuticals(c) – (continued)
	Teva Pharmaceutical Finance Netherlands II BV
EUR	210,000	3.750		05/09/27	199,827
	Vizient, Inc.(e)
	$580,000	6.250		05/15/27	598,125

					33,750,633

Pipelines – 3.6%
	Buckeye Partners LP(c)
	2,100,000	4.350		10/15/24	2,055,375
	4,636,000	3.950		12/01/26	4,381,020
	929,000	4.125		12/01/27	851,196
	1,217,000	4.500	(e)	03/01/28	1,110,513
	Cheniere Energy Partners LP(c)
	1,800,000	4.500		10/01/29	1,723,500
	CNX Midstream Partners LP(c)(e)
	1,210,000	4.750		04/15/30	1,107,150
	CQP Holdco LP/BIP-V Chinook Holdco LLC(c)(e)
	4,130,000	5.500		06/15/31	3,799,600
	DCP Midstream Operating LP(e)
	4,000,000	6.750		09/15/37	4,540,000
	DT Midstream, Inc.(c)(e)
	4,130,000	4.375		06/15/31	3,706,675
	Energy Transfer LP
	2,985,000	6.625		10/15/36	3,100,967
	Enterprise Products Operating LLC(c)(d) (3M USD LIBOR + 2.778%)
	1,000,000	3.301		06/01/67	875,120
	Genesis Energy LP/Genesis Energy Finance Corp.(c)
	2,010,000	7.750		02/01/28	1,919,550
	Global Partners LP/GLP Finance Corp.(c)
	2,055,000	6.875		01/15/29	1,983,075
	Hess Midstream Operations LP(c)(e)
	990,000	5.500		10/15/30	972,675
	Howard Midstream Energy Partners LLC(c)(e)
	1,565,000	6.750		01/15/27	1,502,400
	ITT Holdings LLC(c)(e)
	3,380,000	6.500		08/01/29	2,991,300
	Kinder Morgan Energy Partners LP
	7,000,000	7.300		08/15/33	8,138,550
	MPLX LP(c)
	5,925,000	2.650		08/15/30	5,096,329
	New Fortress Energy, Inc.(c)(e)
	2,110,000	6.750		09/15/25	2,062,525
	NGL Energy Operating LLC/NGL Energy Finance Corp.(c)(e)
	2,345,000	7.500		02/01/26	2,204,300
	NuStar Logistics LP(c)
	2,569,000	6.375		10/01/30	2,530,465
	Plains All American Pipeline LP/PAA Finance Corp.(c)
	3,000,000	3.600		11/01/24	2,964,990
	Sabine Pass Liquefaction LLC(c)
	2,275,000	4.200		03/15/28	2,234,823
	Summit Midstream Holdings LLC/Summit Midstream Finance Corp.(c)
	3,260,000	5.750		04/15/25	2,640,600
	3,370,000	8.500	(e)	10/15/26	3,134,100

22	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INCOME BUILDER FUND

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Pipelines – (continued)
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp.(c)(e)
$525,000	6.000%		12/31/30	$484,313
4,485,000	6.000		09/01/31	4,058,925
Targa Resources Partners LP/Targa Resources Partners Finance Corp.(c)
1,910,000	4.875		02/01/31	1,833,600
The Williams Cos., Inc.
7,000,000	7.500		01/15/31	8,266,650
Venture Global Calcasieu Pass LLC(c)(e)
3,243,000	4.125		08/15/31	2,951,130

				85,221,416

Real Estate – 0.1%
Country Garden Holdings Co. Ltd.(f)
210,000	5.625		12/15/26	140,175
IRSA Propiedades Comerciales SA(c)
540,000	8.750		03/23/23	530,989
Realogy Group LLC/Realogy Co.-Issuer Corp.(c)(e)
2,080,000	5.750		01/15/29	1,739,400
Redsun Properties Group Ltd.(c)
230,000	7.300		01/13/25	46,862
The Howard Hughes Corp.(c)(e)
1,096,000	4.125		02/01/29	986,400

				3,443,826

Real Estate Investment Trust – 0.9%
American Tower Corp.(c)
2,125,000	3.950		03/15/29	2,023,637
Brookfield Property REIT, Inc./BPR Cumulus LLC/BPR Nimbus LLC/GGSI Sellco LL(c)(e)
600,000	5.750		05/15/26	581,769
CIBANCO SA Institucion de Banca Multiple Trust CIB/3332(c)(e)
390,000	4.375		07/22/31	314,511
Crown Castle International Corp.(c)
300,000	4.150		07/01/50	260,004
Growthpoint Properties International Pty Ltd.
270,000	5.872		05/02/23	271,316
Iron Mountain Information Management Services, Inc.(c)(e)
2,395,000	5.000		07/15/32	2,107,600
MPT Operating Partnership LP/MPT Finance Corp.(c)
3,000,000	5.000		10/15/27	2,878,380
2,680,000	3.500		03/15/31	2,271,300
SBA Communications Corp.(c)
2,637,000	3.875		02/15/27	2,485,372
Starwood Property Trust, Inc.(c)
2,700,000	4.750		03/15/25	2,656,125
VICI Properties LP(c)
1,306,000	4.625	(e)	06/15/25	1,299,470
2,480,000	4.750		02/15/28	2,469,386
VICI Properties LP/VICI Note Co., Inc.(c)(e)
1,526,000	3.500		02/15/25	1,461,145

				21,080,015

Regional Banks – 0.0%
National Bank of Uzbekistan
200,000	4.850		10/21/25	176,663

Corporate Obligations – (continued)
Retailing – 1.5%
Arko Corp.(c)(e)
1,770,000	5.125		11/15/29	1,568,662
Asbury Automotive Group, Inc.(c)(e)
1,462,000	4.625		11/15/29	1,315,800
809,000	5.000		02/15/32	722,033
AutoNation, Inc.(c)
961,000	4.750		06/01/30	944,874
Beacon Roofing Supply, Inc.(c)(e)
2,560,000	4.125		05/15/29	2,246,400
Carvana Co.(c)(e)
850,000	5.500		04/15/27	697,000
4,235,000	4.875		09/01/29	3,112,725
eG Global Finance PLC(c)(e)
3,800,000	6.750		02/07/25	3,686,000
Eurotorg LLC Via Bonitron DAC(e)
560,000	9.000		10/22/25	170,800
Foundation Building Materials, Inc.(c)(e)
820,000	6.000		03/01/29	670,350
GYP Holdings III Corp.(c)(e)
1,160,000	4.625		05/01/29	1,042,941
InRetail Consumer(c)
200,000	3.250		03/22/28	176,538
LCM Investments Holdings II LLC(c)(e)
3,020,000	4.875		05/01/29	2,646,275
Penske Automotive Group, Inc.(c)
2,179,000	3.750		06/15/29	1,865,769
Specialty Building Products Holdings LLC/SBP Finance Corp.(c)(e)
3,446,000	6.375		09/30/26	3,368,465
SRS Distribution, Inc.(c)(e)
1,912,000	4.625		07/01/28	1,744,700
3,525,000	6.125		07/01/29	3,102,000
Suburban Propane Partners LP/Suburban Energy Finance Corp.(c)(e)
2,245,000	5.000		06/01/31	2,026,112
The Cheesecake Factory, Inc.
353,000	0.375		06/15/26	301,374
The Home Depot, Inc.(c)
1,170,000	3.350		04/15/50	983,385
Yum! Brands, Inc.(c)(e)
3,064,000	4.750		01/15/30	2,918,460

				35,310,663

Semiconductors(c) – 0.5%
Amkor Technology, Inc.(e)
1,398,000	6.625		09/15/27	1,422,465
Broadcom, Inc.
3,723,000	4.150		11/15/30	3,520,134
2,069,000	3.469	(e)	04/15/34	1,755,505
1,856,000	3.137	(e)	11/15/35	1,487,788
3,319,000	3.187	(e)	11/15/36	2,627,254
NXP B.V./NXP Funding LLC/NXP USA, Inc.(e)
982,000	3.400		05/01/30	894,484
Qorvo, Inc.
750,000	4.375		10/15/29	703,125

				12,410,755

The accompanying notes are an integral part of these financial statements.	23

GOLDMAN SACHS INCOME BUILDER FUND

Schedule of Investments (continued)

April 30, 2022 (Unaudited)

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Software(c) – 1.1%
	Brunello Bidco SpA(e)
EUR	3,100,000	3.500%		02/15/28	$2,978,827
	Castle U.S. Holding Corp.(e)
	$4,104,000	9.500		02/15/28	3,765,420
	Clarivate Science Holdings Corp.(e)
	3,509,000	3.875		07/01/28	3,123,010
	2,401,000	4.875		07/01/29	2,112,880
	Elastic NV(e)
	1,835,000	4.125		07/15/29	1,644,619
	Minerva Merger Sub, Inc.(e)
	4,765,000	6.500		02/15/30	4,359,975
	Oracle Corp.
	1,405,000	3.600		04/01/50	1,008,734
	Playtika Holding Corp.(e)
	3,198,000	4.250		03/15/29	2,878,200
	PTC, Inc.(e)
	4,000	3.625		02/15/25	3,885
	ROBLOX Corp.(e)
	1,975,000	3.875		05/01/30	1,703,437
	SS&C Technologies, Inc.(e)
	850,000	5.500		09/30/27	834,063
	ZoomInfo Technologies LLC/ZoomInfo Finance Corp.(e)
	1,450,000	3.875		02/01/29	1,292,312

					25,705,362

Sovereign(c)(d) – 0.2%
	CoBank ACB (3M USD LIBOR + 4.660%)
	5,350,000	6.250		12/29/49	5,356,420

Telecommunication Services – 1.5%
	Altice France SA(c)(e)
	4,695,000	5.500		10/15/29	4,002,487
	America Movil SAB de CV(c)(e)
	360,000	5.375		04/04/32	327,492
	AT&T, Inc.(c)
	2,900,000	2.750		06/01/31	2,557,974
	3,000,000	5.250		03/01/37	3,193,050
	Axian Telecom(c)(e)
	250,000	7.375		02/16/27	242,188
	CommScope, Inc.(c)(e)
	1,100,000	6.000		03/01/26	1,038,125
	1,430,000	7.125		07/01/28	1,145,788
	CT Trust(c)
	440,000	5.125		02/03/32	408,232
	Digicel Group Holdings Ltd.(c)(e)(h) (PIK 3.000%, Cash 5.000%)
	646,348	8.000		04/01/25	540,024
	Digicel International Finance Ltd./Digicel international Holdings Ltd.(c)(e)
	230,000	8.750		05/25/24	224,538
	Frontier Communications Holdings LLC(c)(e)
	873,000	5.000		05/01/28	794,430
	Intelsat Jackson Holdings SA(b)
	708,000	5.500		08/01/23	—
	3,000,000	8.500		10/15/24	—
	Lorca Telecom Bondco SA(c)(e)
EUR	1,525,000	4.000		09/18/27	1,478,132

Corporate Obligations – (continued)
Telecommunication Services – (continued)
	Lumen Technologies, Inc.
	$1,450,000	5.125	%(c)(e)	12/15/26	1,308,625
	2,870,000	7.650		03/15/42	2,525,600
	MTN Mauritius Investments Ltd.
	420,000	6.500		10/13/26	433,466
	Network i2i, Ltd.(c)(d) (5 year CMT + 4.274%)
	360,000	5.650		12/31/99	355,230
	Nokia of America Corp.
	3,000,000	6.450		03/15/29	3,120,000
	Sprint Capital Corp.
	1,150,000	8.750		03/15/32	1,469,125
	T-Mobile USA, Inc.(c)
	2,700,000	3.875		04/15/30	2,555,550
	1,896,000	4.500		04/15/50	1,727,654
	Telecom Argentina SA(e)
	608,000	8.500		08/06/25	587,784
	Telecom Italia Capital SA
	1,800,000	7.200		07/18/36	1,629,000
	1,000,000	7.721		06/04/38	943,750
	Verizon Communications, Inc.(c)
	2,800,000	3.150		03/22/30	2,569,252

					35,177,496

Toys/Games/Hobbies(c) – 0.2%
	Mattel, Inc.
	2,475,000	3.150		03/15/23	2,462,625
	2,185,000	3.375	(e)	04/01/26	2,130,375

					4,593,000

Transportation – 0.1%
	Canadian Pacific Railway Co.(c)
	1,900,000	2.450		12/02/31	1,653,304
	Cargo Aircraft Management, Inc.(c)(e)
	785,000	4.750		02/01/28	733,975
	MV24 Capital B.V.(e)
	307,044	6.748		06/01/34	292,121

					2,679,400

Trucking & Leasing(c)(e) – 0.1%
	Fortress Transportation & Infrastructure Investors LLC
	2,220,000	5.500		05/01/28	1,914,750

	TOTAL CORPORATE OBLIGATIONS
	(Cost $1,080,783,605)				$987,479,452

Mortgage-Backed Obligations(d) – 0.0%
Collateralized Mortgage Obligation – 0.0%
Sequential Floating Rate – 0.0%
	Merrill Lynch Alternative Note Asset Trust Series 2007-OAR3, Class A1 (1M USD LIBOR + 0.190%)
	$142,165	0.858%		07/25/47	$132,631
	(Cost $55,089)

	TOTAL MORTGAGE-BACKED OBLIGATIONS
	(Cost $55,089)				$132,631

24	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INCOME BUILDER FUND

Principal Amount	Interest Rate	Maturity Date	Value

Foreign Debt Obligations – 0.1%
Sovereign – 0.1%
Oman Government International Bond
$280,000	5.625%	01/17/28	$280,000
200,000	6.250 (e)	01/25/31	203,000
Republic of Ecuador(e)(g)
57,283	0.000	07/31/30	31,194
Republic of El Salvador(f)
220,000	7.750	01/24/23	172,700
Republic of Nigeria
690,000	6.500	11/28/27	610,650
Republic of Turkey
260,000	6.125	10/24/28	231,124
Ukraine Government Bond
220,000	7.750	09/01/23	86,900

TOTAL FOREIGN DEBT OBLIGATIONS
(Cost $1,863,880)			$1,615,568

Bank Loans(d)(l) – 7.0%
Advertising – 0.1%
CMG Media Corp. (1M LIBOR + 3.500%)
$1,173,150	4.264%	12/17/26	$1,155,131

Aerospace & Defense – 0.2%
ADS Tactical, Inc. (3M LIBOR + 5.750%)
4,295,443	6.750	03/19/26	4,066,367

Automotive – 0.6%
First Brands Group LLC
(3M LIBOR + 5.000%)
3,325,736	6.000	03/30/27	3,312,233
(3M LIBOR + 8.500%)
2,900,000	9.739	03/30/28	2,889,125
Garrett LX I S.a.r.l. (3M LIBOR + 3.250%)
2,786,000	4.490	04/30/28	2,708,215
Holley Purchaser, Inc.(j)
(3M LIBOR + 3.750%)
2,878,393	4.500	11/17/28	2,822,034
(3M LIBOR + 3.750%)
143,920	4.576	11/17/28	141,102
OEConnection LLC (1M LIBOR + 4.000%)
2,544,841	4.554	09/25/26	2,519,393

			14,392,102

Automotive – Parts – 0.0%
Rough Country LLC (3M LIBOR + 6.500%)
800,000	7.506	07/26/29	774,000

Building & Construction Materials – 0.2%
Energize HoldCo LLC(j) (1M LIBOR + 3.750%)
2,325,000	4.514	12/08/28	2,297,402
Energize HoldCo. LLC (1M LIBOR + 6.750%)
1,250,000	7.514	12/07/29	1,231,250
KKR Apple Bidco LLC(j) (1M LIBOR + 5.750%)
325,000	6.514	09/21/29	324,188

			3,852,840

Bank Loans(d)(l) – (continued)
Chemicals – 0.2%
Momentive Performance Materials, Inc. (1M LIBOR + 3.250%)
2,090,875	4.020	05/15/24	2,073,897
Starfruit Finco B.V. (3M LIBOR + 3.000%)
2,234,279	4.006	10/01/25	2,199,827

			4,273,724

Commercial Services – 0.2%
Allied Universal Holdco LLC (1M LIBOR + 3.750%)
1,442,750	4.514	05/12/28	1,403,825
Vaco Holdings, LLC (3M SOFR + 5.000%)
1,271,813	5.801	01/21/29	1,268,633
Verscend Holding Corp. (1M LIBOR + 4.000%)
1,352,054	4.764	08/27/25	1,346,145

			4,018,603

Computers – 0.0%
Ola Singapore PTE Ltd. (3M SOFR+6.250%)
822,938	7.000	12/15/26	797,221

Consumer Cyclical Services – 0.1%
The Hertz Corp.
(1M LIBOR + 3.250%)
507,443	4.014	06/30/28	504,972
(1M LIBOR + 3.250%)
2,672,362	4.014	06/30/28	2,659,348

			3,164,320

Diversified Financial Services – 0.1%
Fiserv Investment Solutions, Inc. (3M LIBOR + 4.000%)
638,625	4.488	02/18/27	635,962
Syncapay, Inc. (3M LIBOR + 6.500%)
2,082,813	7.506	12/10/27	2,077,605

			2,713,567

Diversified Manufacturing – 0.1%
Apex Tool Group, LLC (1M SOFR + 5.250%)
2,650,000	5.750	02/08/29	2,530,750

Environmental – 0.1%
Packers Holdings LLC (3M LIBOR + 3.250%)
2,426,417	4.000	03/09/28	2,379,709

Food & Drug Retailing – 0.0%
B&G Foods, Inc. (1M LIBOR + 2.500%)
619,375	3.264	10/10/26	606,368

Health Care – Services – 0.1%
ICON Luxembourg S.a.r.l.
(3M LIBOR + 2.250%)
853,021	3.313	07/03/28	847,553
(3M LIBOR + 2.250%)
212,531	3.313	07/03/28	211,168
U.S. Renal Care, Inc.(b) (1M LIBOR + 5.500%)
2,388,000	6.500	06/26/26	2,101,440

			3,160,161

Healthcare Providers & Services – 0.2%
Insulet Corp. (1M LIBOR + 3.250%)
1,389,500	4.014	05/04/28	1,387,180

The accompanying notes are an integral part of these financial statements.	25

GOLDMAN SACHS INCOME BUILDER FUND

Schedule of Investments (continued)

April 30, 2022 (Unaudited)

Principal Amount		Interest Rate	Maturity Date	Value

Bank Loans(d)(l) – (continued)
Healthcare Providers & Services – (continued)
	RegionalCare Hospital Partners Holdings, Inc. (1M LIBOR + 3.750%)
	$3,200,000	4.499%	11/16/25	$3,158,656

				4,545,836

Home Construction – 0.2%
	Chamberlain Group, Inc. (3M LIBOR + 3.500%)
	4,413,938	4.506	11/03/28	4,327,027

Industrial Services – 0.1%
	LaserShip, Inc. (3M LIBOR + 4.500%)
	2,437,750	5.250	05/07/28	2,413,373

Leisure Time – 0.1%
	Arcis Golf LLC (1M LIBOR + 4.250%)
	2,025,000	5.014	11/24/28	2,017,406

Machinery – 0.0%
	Brown Group Holding LLC (3M LIBOR + 2.500%)
	988,904	3.506	06/07/28	973,576

Machinery-Diversified – 0.1%
	Clark Equipment Co.
	350,000	3.242	04/20/29	348,796
	Engineered Machinery Holdings, Inc.
	(3M EURIBOR + 3.750%)
EUR	870,625	3.750	05/21/28	899,095
	(3M LIBOR + 3.750%)
	$1,866,446	4.756	05/19/28	1,855,957

				3,103,848

Media – Broadcasting & Radio – 0.2%
	Getty Images, Inc. (3M LIBOR + 4.500%)
	1,913,846	5.063	02/19/26	1,904,277
	Grinding Media, Inc. (3M LIBOR + 4.000%)
	2,661,625	4.796	10/12/28	2,601,738

				4,506,015

Media – Cable – 0.5%
	CSC Holdings LLC
	(1M LIBOR + 2.250%)
	1,667,695	2.804	07/17/25	1,633,091
	(1M LIBOR + 2.500%)
	3,716,333	3.054	04/15/27	3,639,702
	Cumulus Media New Holdings, Inc. (6M LIBOR + 3.750%)
	602,528	4.750	03/31/26	599,642
	DirecTV Financing LLC (1M LIBOR + 5.000%)
	2,459,125	5.764	08/02/27	2,446,583
	Syndigo LLC
	(3M LIBOR + 8.000%)
	625,000	8.750	12/15/28	612,500
	(6M LIBOR + 4.50%)
	2,054,250	5.250	12/15/27	2,023,436

				10,954,954

Oil Field Services – 0.1%
	Apergy Corp. (3M LIBOR + 5.000%)
	3,182,051	6.000	06/03/27	3,186,029

Bank Loans(d)(l) – (continued)
Packaging – 0.3%
	LABL, Inc.(j) (1M LIBOR + 5.000%)
	1,895,250	5.764	10/29/28	1,858,539
	Pretium PKG Holdings, Inc. (1M LIBOR + 4.000%)
	1,197,000	4.500	10/02/28	1,160,491
	Reynolds Group Holdings, Inc. (1M LIBOR + 3.250%)
	1,061,563	4.014	02/05/26	1,031,043
	Trident TPI Holdings, Inc.
	(1M LIBOR + 4.000%)
	163,154	4.764	09/15/28	161,035
	(1M LIBOR + 4.000%)
	1,829,935	4.764	09/15/28	1,805,542

				6,016,650

Pharmaceuticals – 0.5%
	Bausch Health Cos., Inc. (1M LIBOR + 3.000%)
	4,960,367	3.764	06/02/25	4,930,406
	Gainwell Acquisition Corp. (3M LIBOR + 4.000%)
	6,320,000	5.006	10/01/27	6,292,382

				11,222,788

Retailers – 0.1%
	TruGreen LP (3M LIBOR + 8.500%)
	2,650,000	9.264	11/02/28	2,656,625

Retailing – 0.2%
	New Era Cap LLC (6M LIBOR + 5.750%)
	2,025,000	6.750	07/13/27	2,004,750
	Rough Country LLC (3M LIBOR + 3.500%)
	1,925,625	4.506	07/28/28	1,871,072

				3,875,822

Semiconductors – 0.0%
	Allegro Microsystems, Inc. (1M LIBOR + 3.750%)
	73,077	4.514	09/30/27	72,346

Services Cyclical – Business Services – 0.1%
	Travelport Finance (Luxembourg) S.a.r.l. (3M LIBOR + 1.500%)
	1,691,913	2.500	02/28/25	1,725,751

Services Cyclical – Consumer Services – 0.1%
	Asurion LLC (1M LIBOR + 3.250%)
	3,283,573	4.014	12/23/26	3,206,967

Technology – Software/Services – 1.9%
	AppLovin Corp. (1M LIBOR + 3.250%)
	839,158	4.014	08/15/25	835,558
	Banff Merger Sub, Inc. (1M LIBOR + 3.750%)
	4,317,366	4.514	10/02/25	4,259,643
	Ceridian HCM Holding, Inc. (1M LIBOR + 2.500%)
	2,895,000	3.264	04/30/25	2,854,296
	Cloudera, Inc. (1M LIBOR + 3.750%)
	3,250,000	4.514	10/08/28	3,193,125
	DCert Buyer, Inc.
	(1M LIBOR + 4.000%)
	2,060,407	4.764	10/16/26	2,050,105
	(1M LIBOR + 7.000%)
	2,700,000	7.764	02/19/29	2,667,384
	Endure Digital, Inc. (3M LIBOR + 3.500%)
	2,009,813	4.250	02/10/28	1,917,703

26	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INCOME BUILDER FUND

Principal Amount	Interest Rate	Maturity Date	Value

Bank Loans(d)(l) – (continued)
Technology – Software/Services – (continued)
Epicor Software Corp.
(1M LIBOR + 3.250%)
$4,038,500	4.014%	07/30/27	$4,009,302
(1M LIBOR + 7.750%)
1,275,000	8.750	07/31/28	1,298,116
Grab Holdings, Inc. (6M LIBOR + 4.500%)
3,019,500	5.500	01/29/26	2,935,195
Idera, Inc.
(1M LIBOR + 3.750%)
2,377,617	4.520	03/02/28	2,343,641
(1M LIBOR + 6.750%)
405,000	7.500	03/02/29	394,875
Loyalty Ventures, Inc. (1M LIBOR + 4.500%)
2,600,313	5.264	11/03/27	2,530,441
Peraton Corp. (1M LIBOR + 7.750%)
1,747,455	8.500	02/01/29	1,725,612
Taboola.com Ltd (1M LIBOR + 4.000%)
3,905,375	4.500	09/01/28	3,866,321
The Dun & Bradstreet Corp. (1M LIBOR + 3.250%)
3,482,666	3.918	02/06/26	3,453,063
The Ultimate Software Group, Inc. (3M LIBOR + 3.750%)
1,608,750	4.756	05/04/26	1,599,870
Virtusa Corp. (1M LIBOR + 3.750%)
3,757,050	4.514	02/11/28	3,713,618

			45,647,869

Telecommunication Services – 0.1%
Level 3 Financing, Inc. (1M LIBOR + 1.750%)
2,023,967	2.514	03/01/27	1,953,634

Wireless Telecommunications(j) – 0.2%
Intelsat Jackson Holdings S.A. (6M SOFR + 4.250%)
3,526,489	4.920	02/01/29	3,420,695

TOTAL BANK LOANS
(Cost $165,815,308)			$163,712,073

Shares	Description	Expiration Date	Value

Rights – 0.0%
Intelsat Jackson Holdings SA
3,728	0.000	12/05/25	$13,980
3,728	0.000	12/05/25	18,640

TOTAL RIGHTS
(Cost $—)			$32,620

Units	Expiration Date		Value

Warrants – 0.0%
Aspect Software, Inc. Class B(b) (Technology – Software/Services)
194,739	12/31/99		$9,737
Chesapeake Energy Corp.(a) (Oil, Gas & Consumable Fuels)
1,888	09/02/26		100,989

Warrants– (continued)
Noble Corp.(a) (Oil, Gas & Consumable Fuels)
5,288	02/05/28	85,163

TOTAL WARRANT
(Cost $572,891)		$195,889

Shares	Dividend Rate	Value

Investment Companies(k) – 10.1%
Goldman Sachs Emerging Markets Equity Fund – Class R6
2,549	0.308%	$59,419
Goldman Sachs Financial Square Government Fund – Class R6
52,208,721	0.317	52,208,721
Goldman Sachs Financial Square Government Fund – Institutional Shares
125,403,031	0.317	125,403,031
Goldman Sachs High Yield Fund – Class R6
9,514	4.886	54,899
Goldman Sachs MLP Energy Infrastructure Fund – Class R6
2,149,221	5.558	60,994,899

TOTAL INVESTMENT COMPANIES
(Cost $224,840,669)		$238,720,969

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $2,204,111,279)		$2,288,465,141

Securities Lending Reinvestment Vehicle(k) – 0.6%
Goldman Sachs Financial Square Government Fund – Institutional Shares
13,511,889	0.317%	$13,511,889
(Cost $13,511,889)

TOTAL INVESTMENTS – 98.0%
(Cost $2,217,623,168)		$2,301,977,030

OTHER ASSETS IN EXCESS OF LIABILITIES – 2.0%		47,400,488

NET ASSETS – 100.0%		$2,349,377,518

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Security is currently in default and/or non-income producing.

(b)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e., Level 3.

(c)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

(d)

Variable rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on April 30, 2022.

(e)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(f)	Security with “Put” features and resetting interest rates. Maturity dates disclosed are the puttable dates. Interest rate disclosed is that which is in effect on April 30, 2022.

The accompanying notes are an integral part of these financial statements.	27

GOLDMAN SACHS INCOME BUILDER FUND

Schedule of Investments (continued)

April 30, 2022 (Unaudited)

(g)	Issued with a zero coupon. Income is recognized through the accretion of discount.

(h)	Pay-in-kind securities.

(i)	Bank Loans often require prepayments from excess cash flows or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. As bank loan positions may involve multiple underlying tranches for which the aggregate position is presented, the stated interest rate represents the weighted average interest rate of all contracts on April 30, 2022. Bank Loans typically have rates of interest which are predetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the London-Interbank Offered Rate (“LIBOR”), and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.

(j)	This position represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate.

(k)	Represents an affiliated issuer.

Currency Abbreviations:
EUR	—Euro
GBP	—British Pound
USD	—U.S. Dollar

Investment Abbreviations:
ADR	—American Depositary Receipt
CMT	—Constant Maturity Treasury Indexes
CP	—Commercial Paper
EURO	—Euro Offered Rate
LIBOR	—London Interbank Offered Rate
LLC	—Limited Liability Company
LP	—Limited Partnership
MTN	—Medium Term Note
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust
SOFR	—Secured Overnight Funding Rate
WR	—Withdrawn Rating

ADDITIONAL INVESTMENT INFORMATION

UNFUNDED LOAN COMMITMENTS — At April 30, 2022, the Fund had unfunded loan commitments which could be extended at the option of the borrowers, pursuant to the following loan agreements:

Borrower	Principal Amount	Current Value	Unrealized Loss
DiversiTech Holdings, Inc, due 12/22/28	$381,429	$374,994	$(6,435)
Holley Purchaser, Inc., due 11/17/28	337,500	330,892	(6,608)
Trident TPI Holdings, due 09/15/28	97,043	95,694	(1,349)

TOTAL	$815,972	$801,580	$(14,392)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At April 30, 2022, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain
MS & Co. Int. PLC	USD	29,552,919	EUR	25,930,839	05/05/22	$2,191,896

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Loss
MS & Co. Int. PLC	EUR	2,589,537	USD	2,835,990	05/05/22	$(103,629)

28	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INCOME BUILDER FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS — At April 30, 2022, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
Euro Stoxx 50 Index	2,163	06/17/22	$9,572,392	$13,111
S&P 500 E-Mini Index	155	06/17/22	31,988,125	(984,197)
Ultra Long U.S. Treasury Bonds	670	06/21/22	107,493,125	(14,923,853)
2 Year U.S. Treasury Notes	440	06/30/22	92,757,500	(1,153,769)
5 Year U.S. Treasury Notes	102	06/30/22	11,492,531	(334,799)
20 Year U.S. Treasury Bonds	91	06/21/22	12,802,562	(1,201,135)

Total				$(18,584,642)
Short position contracts:
5 Year German Euro-Bobl	(75)	06/08/22	(10,062,643)	480,157
10 Year German Euro-Bund	(34)	06/08/22	(5,509,013)	477,716
10 Year U.S. Treasury Notes	(348)	06/21/22	(41,466,375)	2,510,391
10 Year U.S. Treasury Notes	(226)	06/21/22	(29,154,000)	2,424,844

Total				$5,893,108

TOTAL FUTURES CONTRACTS				$(12,691,534)

SWAP CONTRACTS — At April 30, 2022, the Fund had the following swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

Payments Made by the Fund	Payments Received by Fund	Termination Date	Notional Amount (000s)		Market Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)
3M SOFR(a)	0.000%(a)	03/16/23		$110	$(2,056)	$(415)	$(1,641)
3M SOFR(b)	0.000(b)	03/16/24		40	1,813	396	1,416
0.500%(b)	3M SOFR(b)	03/16/25		230	14,545	11,995	2,549
(0.250)(b)	6M EURO(c)	03/16/25	EUR	360	15,632	673	14,959
3M SOFR(b)	1.000(b)	03/16/27		12,010	(947,258)	(59,018)	(888,240)
(0.250)(b)	6M EURO(c)	03/16/27		180	15,071	1,574	13,497
3M SOFR(b)	1.250(b)	03/16/29		$10	(909)	72	(981)
3M SOFR(b)	1.500(b)	03/16/32		16,110	(1,660,355)	265,827	(1,926,182)

TOTAL					$(2,563,517)	$221,104	$(2,784,623)

(a)	Payments made at maturity.
(b)	Payments made annually.
(c)	Payments made semi-annually.

The accompanying notes are an integral part of these financial statements.	29

GOLDMAN SACHS INCOME BUILDER FUND

Schedule of Investments (continued)

April 30, 2022 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACT

Referenced Obligation/Index	Financing Rate Received/(Paid) by the Fund(a)	Credit Spread at April 30, 2022(b)	Termination Date	Notional Amount (000s)	Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ (Depreciation)
Protection Purchased:

Transocean, Inc., 8.000%, 02/01/2027	(1.000)%	6.240%	12/20/22	$550	$17,638	$28,388	$(10,750)

(a)	Payments made quarterly.
(b)	Credit spread on the referenced obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund or its counterparty to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

WRITTEN OPTIONS CONTRACTS — At April 30, 2022, the Fund had the following written options:

OVER-THE-COUNTER OPTIONS ON EQUITIES

Description	Counterparty	Exercise Rate	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Written option contracts

Calls

SPX Index	Citibank NA	4,317.870%	05/31/2022	(18,781)	$(8,109,391,647)	$(871,717)	$(760,497)	$(111,220)

Euro Stoxx Index	MS & Co. Int. PLC	3,920.750	05/31/2022	(10,096)	(3,958,389,200)	(396,281)	(315,927)	(80,354)

TOTAL				(28,877)	$(12,067,780,847)	$(1,267,998)	$(1,076,424)	$(191,574)

Abbreviations:
MS & Co. Int. PLC	—Morgan Stanley & Co. International PLC

30	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS RISING DIVIDEND GROWTH FUND

Schedule of Investments

April 30, 2022 (Unaudited)

Shares	Description	Value

Common Stocks – 97.1%
Automobiles – 0.4%
23,365	Thor Industries, Inc.	$1,788,591

Biotechnology – 1.2%
25,790	Amgen, Inc.	6,013,970

Building Products – 2.0%
42,805	A.O. Smith Corp.	2,501,096
10,250	Lennox International, Inc.	2,185,197
61,240	Masco Corp.	3,226,736
25,560	UFP Industries, Inc.	1,977,577

		9,890,606

Capital Markets – 5.6%
7,810	BlackRock, Inc.	4,878,751
17,352	Evercore, Inc. Class A	1,834,974
9,105	FactSet Research Systems, Inc.	3,673,776
15,930	Moody’s Corp.	5,041,526
14,725	S&P Global, Inc.	5,543,963
46,675	SEI Investments Co.	2,600,731
32,364	T. Rowe Price Group, Inc.	3,982,067

		27,555,788

Chemicals – 1.1%
20,206	The Sherwin-Williams Co.	5,555,842

Commercial Services & Supplies – 0.7%
105,167	Rollins, Inc.	3,527,301

Communications Equipment – 2.4%
140,435	Cisco Systems, Inc.	6,878,506
24,665	Motorola Solutions, Inc.	5,270,664

		12,149,170

Consumer Finance – 0.9%
41,190	Discover Financial Services	4,632,227

Distributors – 0.8%
9,265	Pool Corp.	3,754,363

Electric Utilities – 2.1%
144,945	NextEra Energy, Inc.	10,293,994

Electronic Equipment, Instruments & Components – 2.9%
82,345	Amphenol Corp. Class A	5,887,667
156,510	Corning, Inc.	5,507,587
12,055	Littelfuse, Inc.	2,763,609

		14,158,863

Entertainment – 2.1%
134,760	Activision Blizzard, Inc.	10,187,856

Equity Real Estate Investment Trusts (REITs) – 2.4%
20,255	American Tower Corp.	4,881,860
19,520	Extra Space Storage, Inc.	3,708,800
64,965	Iron Mountain, Inc.	3,490,570

		12,081,230

Food & Staples Retailing – 2.0%
10,511	Costco Wholesale Corp.	5,588,909

Common Stocks – (continued)
Food & Staples Retailing – (continued)
81,100	The Kroger Co.	$4,376,156

		9,965,065

Food Products – 2.2%
82,245	Hormel Foods Corp.	4,308,816
26,525	Ingredion, Inc.	2,257,543
48,690	Tyson Foods, Inc. Class A	4,535,960

		11,102,319

Health Care Equipment & Supplies – 1.1%
23,385	Stryker Corp.	5,641,865

Health Care Providers & Services – 7.2%
31,945	AmerisourceBergen Corp.	4,832,959
12,450	Anthem, Inc.	6,249,029
62,485	CVS Health Corp.	6,006,683
12,830	Humana, Inc.	5,703,705
31,220	Quest Diagnostics, Inc.	4,178,485
26,686	The Ensign Group, Inc.	2,143,686
13,251	UnitedHealth Group, Inc.	6,738,796

		35,853,343

Hotels, Restaurants & Leisure – 1.3%
66,170	Starbucks Corp.	4,938,929
86,120	The Wendy’s Co.	1,701,731

		6,640,660

Household Products – 0.3%
7,645	WD-40 Co.	1,406,527

Insurance – 2.9%
23,110	American Financial Group, Inc.	3,200,273
16,275	Aon PLC Class A	4,687,037
16,930	Primerica, Inc.	2,193,451
34,570	The Allstate Corp.	4,374,488

		14,455,249

IT Services – 8.6%
22,597	Accenture PLC Class A	6,787,235
28,470	Automatic Data Processing, Inc.	6,211,585
31,092	Broadridge Financial Solutions, Inc.	4,481,290
41,810	Global Payments, Inc.	5,727,134
21,644	Jack Henry & Associates, Inc.	4,103,269
21,730	Mastercard, Inc. Class A	7,896,247
35,430	Visa, Inc. Class A	7,551,196

		42,757,956

Life Sciences Tools & Services – 2.2%
41,095	Agilent Technologies, Inc.	4,901,400
23,390	Danaher Corp.	5,873,931

		10,775,331

Machinery – 1.4%
44,410	Graco, Inc.	2,754,308
28,775	Mueller Industries, Inc.	1,558,166
30,175	The Toro Co.	2,417,923

		6,730,397

The accompanying notes are an integral part of these financial statements.	31

GOLDMAN SACHS RISING DIVIDEND GROWTH FUND

Schedule of Investments (continued)

April 30, 2022 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Media – 3.5%
262,915	Comcast Corp. Class A	$10,453,500
209,905	The Interpublic Group of Cos., Inc.	6,847,101

		17,300,601

Metals & Mining – 1.5%
16,990	Reliance Steel & Aluminum Co.	3,368,267
45,005	Steel Dynamics, Inc.	3,859,179

		7,227,446

Multiline Retail – 0.5%
7,540	Dillard’s, Inc. Class A	2,290,727

Oil, Gas & Consumable Fuels – 16.6%
35,100	Cheniere Energy Partners LP	1,886,976
20,800	Cheniere Energy, Inc.	2,824,848
4,000	Chevron Corp.	626,680
96,000	Crestwood Equity Partners LP	2,799,360
157,800	DCP Midstream LP	5,396,760
10,900	Devon Energy Corp.	634,053
6,650	Diamondback Energy, Inc.	839,430
30,600	DTE Midstream, Inc.*	1,644,750
795,000	Energy Transfer LP	8,808,600
268,337	EnLink Midstream LLC	2,648,486
222,600	Enterprise Products Partners LP	5,767,566
5,600	EOG Resources, Inc.	653,856
9,900	Exxon Mobil Corp.	843,975
73,600	Genesis Energy LP	808,128
28,200	Hess Midstream LP Class A	829,362
24,500	Holly Energy Partners LP	419,685
22,800	Kinder Morgan, Inc.	413,820
112,400	Magellan Midstream Partners LP	5,445,780
42,772	Marathon Oil Corp.	1,065,878
295,700	MPLX LP	9,568,852
110,200	NuStar Energy LP	1,682,754
19,000	ONEOK, Inc.	1,203,270
27,500	PBF Logistics LP	431,475
2,800	Pioneer Natural Resources Co.	650,916
505,900	Plains All American Pipeline LP	5,241,124
72,566	Plains GP Holdings LP Class A	810,562
31,250	Rattler Midstream LP	420,313
147,500	Shell Midstream Partners LP	2,084,175
24,200	Suncor Energy, Inc.	869,748
20,400	Sunoco LP	853,332
38,900	Targa Resources Corp.	2,855,649
66,900	The Williams Cos., Inc.	2,294,001
359,000	Western Midstream Partners LP	8,684,210

		82,008,374

Personal Products – 1.1%
20,565	The Estee Lauder Cos., Inc. Class A	5,430,394

Pharmaceuticals – 0.4%
64,385	Perrigo Co. PLC	2,208,405

Professional Services – 0.9%
16,495	Insperity, Inc.	1,749,295
28,230	Robert Half International, Inc.	2,775,291

		4,524,586

Common Stocks – (continued)
Semiconductors & Semiconductor Equipment – 4.6%
18,279	KLA Corp.	5,835,754
29,922	Power Integrations, Inc.	2,393,760
52,395	QUALCOMM, Inc.	7,319,058
41,778	Texas Instruments, Inc.	7,112,704

		22,661,276

Software – 4.1%
14,600	Intuit, Inc.	6,113,750
26,885	Microsoft Corp.	7,461,125
91,965	Oracle Corp.	6,750,231

		20,325,106

Specialty Retail – 4.8%
43,220	Best Buy Co., Inc.	3,886,775
24,780	Dick’s Sporting Goods, Inc.	2,389,288
27,920	Lowe’s Cos., Inc.	5,520,621
20,005	The Home Depot, Inc.	6,009,502
17,840	Tractor Supply Co.	3,593,868
19,635	Williams-Sonoma, Inc.	2,561,975

		23,962,029

Technology Hardware, Storage & Peripherals – 1.1%
153,101	HP, Inc.	5,608,090

Textiles, Apparel & Luxury Goods – 2.4%
25,935	Columbia Sportswear Co.	2,130,820
47,695	NIKE, Inc. Class B	5,947,566
74,038	VF Corp.	3,849,976

		11,928,362

Trading Companies & Distributors – 1.8%
74,815	Fastenal Co.	4,138,018
22,833	MSC Industrial Direct Co., Inc. Class A	1,891,942
10,214	Watsco, Inc.	2,724,891

		8,754,851

TOTAL COMMON STOCKS
(Cost $352,181,297)		$481,148,760

Shares	Dividend Rate	Value

Investment Companies(a) – 1.7%
Goldman Sachs Financial Square Government Fund – Class R6
7,726,042	0.317%	$7,726,042
Goldman Sachs Financial Square Government Fund – Institutional Shares
441,332	0.317	441,332

TOTAL INVESTMENT COMPANIES
(Cost $8,167,374)		$8,167,374

TOTAL INVESTMENTS – 98.8%
(Cost $360,348,671)		$489,316,134

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.2%		6,132,156

NET ASSETS – 100.0%		$495,448,290

32	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS RISING DIVIDEND GROWTH FUND

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Represents affiliated funds.

Investment Abbreviations:
GP	—General Partnership
LLC	—Limited Liability Company
LP	—Limited Partnership
PLC	—Public Limited Company

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At April 30, 2022, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
S&P 500 E-Mini Index	73	06/17/22	$15,065,375	$(234,222)

The accompanying notes are an integral part of these financial statements.	33

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Statements of Assets and Liabilities

April 30, 2022 (Unaudited)

	Income Builder Fund	Rising Dividend Growth Fund
Assets:
Investments of unaffiliated issuers, at value (cost $1,979,270,610 and $352,181,297, respectively)(a)	$2,049,744,172	$481,148,760
Investments of affiliated issuers, at value (cost $224,840,669 and $8,167,374, respectively)	238,720,969	8,167,374
Investments in securities lending reinvestment vehicle — affiliated issuer, at value (identified cost $13,511,889 and $0, respectively)	13,511,889	—
Foreign currencies, at value (cost $1,761,307 and $0, respectively)	1,446,199	—
Cash	33,712,505	886,391
Unrealized gain on forward foreign currency exchange contracts	2,191,896	—
Receivables:
Dividends and interest	17,143,812	884,200
Collateral on certain derivative contracts(b)	9,580,895	899,360
Fund shares sold	4,954,390	125,622
Investments sold	3,746,685	4,679,675
Due from broker	1,471,071	—
Foreign tax reclaims	1,279,061	62,144
Investments sold on an extended settlement basis	375,233	48,725
Reimbursement from investment adviser	79,928	37,023
Securities lending income	9,144	114
Other assets	110,096	71,525

Total assets	2,378,077,945	497,010,913

Liabilities:
Variation margin on futures contracts	1,532,385	455,881
Written option contracts, at value (premium received $1,076,424 and $0, respectively)	1,267,998	—
Unrealized loss on forward foreign currency exchange contracts	103,629	—
Variation margin on swaps contracts	89,215	—
Unrealized loss on unfunded loan commitment	14,392	—
Payables:
Payable upon return of securities loaned	13,511,889	—
Investments purchased	6,543,524	2,680
Fund shares redeemed	2,228,819	339,734
Due to broker	1,660,000	—
Management fees	801,097	287,037
Distribution and service fees and transfer agency fees	527,471	154,220
Accrued expenses	420,008	323,071

Total liabilities	28,700,427	1,562,623

Net Assets:
Paid-in capital	2,281,812,573	341,232,181
Total distributable earnings	67,564,945	154,216,109

NET ASSETS	$2,349,377,518	$495,448,290
Net Assets:
Class A	$527,646,590	$240,489,769
Class C	299,382,374	53,066,266
Institutional	1,053,548,672	117,890,035
Investor	395,964,175	64,923,284
Class R6	27,450,114	3,174,105
Class R	—	1,496,850
Class P	45,385,593	14,407,981
Total Net Assets	$2,349,377,518	$495,448,290
Shares Outstanding $0.001 par value (unlimited number of shares authorized):
Class A	21,884,741	20,109,880
Class C	12,663,616	4,345,627
Institutional	42,583,857	9,231,386
Investor	16,059,079	5,093,912
Class R6	1,109,801	248,641
Class R	—	125,890
Class P	1,834,580	1,128,014
Net asset value, offering and redemption price per share:(c)
Class A	$24.11	$11.96
Class C	23.64	12.21
Institutional	24.74	12.77
Investor	24.66	12.75
Class R6	24.73	12.77
Class R	—	11.89
Class P	24.74	12.77

(a)	Includes loaned securities having a market value of $13,224,175 and $0, respectively.
(b)	Segregated for initial margin and/or collateral as follows:

Fund	Futures	Swaps
Income Builder	$8,269,458	$1,311,437
Rising Dividend Growth	899,360	—

(c)	Maximum public offering price per share for Class A Shares of the Income Builder and the Rising Dividend Growth Funds is $25.51 and $12.66, respectively. At redemption, Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.

34	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Statements of Operations

For the Six Months Ended April 30, 2022 (Unaudited)

	Income Builder Fund	Rising Dividend Growth Fund
Investment income:

Interest	$33,086,727	$351

Dividends — unaffiliated issuers (net of foreign withholding taxes of $414,522 and $3,260, respectively)	13,499,243	3,807,116

Dividends — affiliated issuers	1,110,274	4,975

Securities lending income — unaffiliated issuer	26,483	—

Securities lending income — affiliated issuer	—	1,564

Total investment income	47,722,727	3,814,006

Expenses:

Management fees	6,018,815	1,992,953

Distribution and Service fees(a)	1,915,801	562,922

Transfer Agency fees(a)	966,398	337,683

Service fees — Class C	420,776	81,556

Printing and mailing costs	150,167	55,403

Custody, accounting and administrative services	133,929	57,328

Registration fees	87,735	51,169

Professional fees	74,381	89,891

Trustee fees	11,926	10,650

Prime broker fees	296	—

Other	20,777	10,701

Total expenses	9,801,001	3,250,256

Less — expense reductions	(1,490,048)	(575,515)

Net expenses	8,310,953	2,674,741

NET INVESTMENT INCOME	39,411,774	1,139,265

Realized and unrealized gain (loss):

Net realized gain (loss) from:

Investments — unaffiliated issuers	6,248,394	45,246,039

Futures contracts	(6,467,567)	(633,093)

Written options	2,138,767	—

Forward foreign currency exchange contracts	1,234,999	—

Swap contracts	510,491	—

Foreign currency transactions	(85,145)	(45)

Net change in unrealized gain (loss) on:

Investments — unaffiliated issuers	(172,314,708)	(71,796,829)

Investments — affiliated issuers	2,853,416	—

Futures contracts	(15,301,979)	(665,588)

Swap contracts	(2,399,167)	—

Forward foreign currency exchange contracts	1,429,415	—

Written options	(231,116)	—

Unfunded loan commitments	(14,614)	—

Foreign currency translation	(208,365)	(2)

Net realized and unrealized loss	(182,607,179)	(27,849,518)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(143,195,405)	$(26,710,253)

(a)	Class specific Distribution and/or Service (12b-1) and Transfer Agency fees were as follows:

	Distribution and/or Service (12b-1) Service Fees			Transfer Agency Fees
Fund	Class A	Class C	Class R	Class A	Class C	Institutional	Class IR	Class R6	Class R	Class P
Income Builder	$653,475	$1,262,327	$—	$313,668	$201,972	$212,763	$226,027	$3,994	$—	$7,974
Rising Dividend Growth	314,695	244,668	3,559	201,405	52,196	25,266	54,981	484	1,139	2,212

The accompanying notes are an integral part of these financial statements.	35

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Statements of Changes in Net Assets

	Income Builder Fund		Rising Dividend Growth Fund
	For the Six Months Ended April 30, 2022 (Unaudited)	For the Fiscal Year Ended October 31, 2021	For the Six Months Ended April 30, 2022 (Unaudited)	For the Fiscal Year Ended October 31, 2021
From operations:

Net investment income	$39,411,774	$65,544,332	$1,139,265	$2,174,653

Net realized gain	3,579,939	97,686,210	44,612,901	65,240,557

Net change in unrealized gain (loss)	(186,187,118)	175,868,243	(72,462,419)	125,038,384
Net increase (decrease) in net assets resulting from operations	(143,195,405)	339,098,785	(26,710,253)	192,453,594

Distributions to shareholders:

From distributable earnings

Class A Shares	(26,598,503)	(13,460,914)	(23,185,013)	(7,247,645)

Class C Shares	(17,214,753)	(9,402,892)	(6,290,215)	(3,375,426)

Institutional Shares	(55,482,133)	(31,390,661)	(11,396,809)	(3,851,415)

Investor Shares	(19,299,892)	(10,372,177)	(6,098,968)	(2,548,791)

Class R6 Shares	(1,364,012)	(682,902)	(280,619)	(83,317)

Class R Shares	—	—	(131,478)	(45,180)

Class P Shares	(2,794,122)	(999,603)	(1,293,344)	(366,629)

Total distributions to shareholders	(122,753,415)	(66,309,149)	(48,676,446)	(17,518,403)

From share transactions:

Proceeds from sales of shares	462,479,042	785,436,537	39,925,788	105,355,066

Reinvestment of distributions	109,721,091	58,761,283	46,100,160	16,498,250

Cost of shares redeemed	(325,983,924)	(464,970,124)	(67,989,524)	(193,071,374)

Net increase (decrease) in net assets resulting from share transactions	246,216,209	379,227,696	18,036,424	(71,218,058)

TOTAL INCREASE (DECREASE)	(19,732,611)	652,017,332	(57,350,275)	103,717,133

Net assets:

Beginning of period	2,369,110,129	1,717,092,797	552,798,565	449,081,432

End of period	$2,349,377,518	$2,369,110,129	$495,448,290	$552,798,565

36	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INCOME BUILDER FUND

Financial Highlights

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Income Builder Fund
	Class A Shares
	Six Months Ended April 30, 2022 (Unaudited)		Year Ended October 31,
			2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of period	$26.97		$23.40	$23.67	$21.67	$22.72	$21.60

Net investment income(a)	0.41		0.81	0.73	0.82	0.80	0.79

Net realized and unrealized gain (loss)	(1.91)		3.58	(0.21)	2.02	(1.02)	1.17

Total from investment operations	(1.50)		4.39	0.52	2.84	(0.22)	1.96

Distributions to shareholders from net investment income	(0.43)		(0.82)	(0.76)	(0.84)	(0.80)	(0.80)

Distributions to shareholders from net realized gains	(0.93)		—	—	—	—	—

Distributions to shareholders from return of capital	—		—	(0.03)	—	(0.03)	(0.04)

Total distributions	(1.36)		(0.82)	(0.79)	(0.84)	(0.83)	(0.84)

Net asset value, end of period	$24.11		$26.97	$23.40	$23.67	$21.67	$22.72

Total return(b)	(5.84)%		18.90%	2.29%	13.34%	(1.03)%	9.21%

Net assets, end of period (in 000s)	$527,647		$505,134	$328,039	$314,951	$309,719	$387,349

Ratio of net expenses to average net assets	0.79	%(c)	0.79%	0.92%	0.95%	0.97%	0.98%

Ratio of total expenses to average net assets	0.92	%(c)	0.92%	0.98%	1.00%	1.02%	1.10%

Ratio of net investment income (loss) to average net assets	3.22	%(c)	3.07%	3.15%	3.63%	3.54%	3.55%

Portfolio turnover rate(d)	13%		47%	46%	47%	42%	51%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	37

GOLDMAN SACHS INCOME BUILDER FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Income Builder Fund
	Class C Shares
	Six Months Ended April 30, 2022 (Unaudited)		Year Ended October 31,
			2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of period	$26.47		$22.98	$23.26	$21.31	$22.35	$21.26

Net investment income(a)	0.31		0.60	0.55	0.64	0.62	0.61

Net realized and unrealized gain (loss)	(1.87)		3.51	(0.21)	1.98	(1.00)	1.16

Total from investment operations	(1.56)		4.11	0.34	2.62	(0.38)	1.77

Distributions to shareholders from net investment income	(0.34)		(0.62)	(0.60)	(0.67)	(0.64)	(0.65)

Distributions to shareholders from net realized gains	(0.93)		—	—	—	—	—

Distributions to shareholders from return of capital	—		—	(0.02)	—	(0.02)	(0.03)

Total distributions	(1.27)		(0.62)	(0.62)	(0.67)	(0.66)	(0.68)

Net asset value, end of period	$23.64		$26.47	$22.98	$23.26	$21.31	$22.35

Total return(b)	(6.19)%		18.01%	1.57%	12.44%	(1.74)%	8.41%

Net assets, end of period (in 000s)	$299,382		$368,881	$380,590	$463,483	$475,897	$619,357

Ratio of net expenses to average net assets	1.54	%(c)	1.54%	1.67%	1.70%	1.72%	1.73%

Ratio of total expenses to average net assets	1.67	%(c)	1.67%	1.73%	1.75%	1.77%	1.85%

Ratio of net investment income to average net assets	2.46	%(c)	2.32%	2.41%	2.88%	2.79%	2.79%

Portfolio turnover rate(d)	13%		47%	46%	47%	42%	51%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

38	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INCOME BUILDER FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Income Builder Fund
	Institutional Shares
	Six Months Ended April 30, 2022 (Unaudited)		Year Ended October 31,
			2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of period	$27.64		$23.96	$24.21	$22.15	$23.20	$22.04

Net investment income(a)	0.47		0.91	0.84	0.93	0.90	0.90

Net realized and unrealized gain (loss)	(1.97)		3.67	(0.21)	2.06	(1.03)	1.19

Total from investment operations	(1.50)		4.58	0.63	2.99	(0.13)	2.09

Distributions to shareholders from net investment income	(0.47)		(0.90)	(0.85)	(0.93)	(0.89)	(0.88)

Distributions to shareholders from net realized gains	(0.93)		—	—	—	—	—

Distributions to shareholders from return of capital	—		—	(0.03)	—	(0.03)	(0.05)

Total distributions	(1.40)		(0.90)	(0.88)	(0.93)	(0.92)	(0.93)

Net asset value, end of period	$24.74		$27.64	$23.96	$24.21	$22.15	$23.20

Total return(b)	(5.69)%		19.29%	2.68%	13.76%	(0.63)%	9.64%

Net assets, end of period (in 000s)	$1,053,549		$1,061,582	$669,848	$609,414	$680,661	$818,309

Ratio of net expenses to average net assets	0.46	%(c)	0.46%	0.56%	0.57%	0.58%	0.58%

Ratio of total expenses to average net assets	0.59	%(c)	0.59%	0.62%	0.61%	0.63%	0.70%

Ratio of net investment income to average net assets	3.55	%(c)	3.40%	3.52%	4.03%	3.93%	3.93%

Portfolio turnover rate(d)	13%		47%	46%	47%	42%	51%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	39

GOLDMAN SACHS INCOME BUILDER FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Income Builder Fund
	Investor Shares
	Six Months Ended April 30, 2022 (Unaudited)		Year Ended October 31,
			2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of period	$27.55		$23.89	$24.14	$22.09	$23.14	$21.98

Net investment income(a)	0.45		0.89	0.81	0.89	0.87	0.86

Net realized and unrealized gain (loss)	(1.95)		3.65	(0.21)	2.05	(1.03)	1.20

Total from investment operations	(1.50)		4.54	0.60	2.94	(0.16)	2.06

Distributions to shareholders from net investment income	(0.46)		(0.88)	(0.82)	(0.89)	(0.86)	(0.85)

Distributions to shareholders from net realized gains	(0.93)		—	—	—	—	—

Distributions to shareholders from return of capital	—		—	(0.03)	—	(0.03)	(0.05)

Total distributions	(1.39)		(0.88)	(0.85)	(0.89)	(0.89)	(0.90)

Net asset value, end of period	$24.66		$27.55	$23.89	$24.14	$22.09	$23.14

Total return(b)	(5.75)%		19.22%	2.53%	13.59%	(0.77)%	9.51%

Net assets, end of period (in 000s)	$395,964		$355,534	$256,919	$263,228	$239,226	$302,778

Ratio of net expenses to average net assets	0.54	%(c)	0.54%	0.67%	0.70%	0.72%	0.73%

Ratio of total expenses to average net assets	0.67	%(c)	0.67%	0.73%	0.75%	0.77%	0.85%

Ratio of net investment income to average net assets	3.47	%(c)	3.32%	3.40%	3.87%	3.79%	3.77%

Portfolio turnover rate(d)	13%		47%	46%	47%	42%	51%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

40	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INCOME BUILDER FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Income Builder Fund
	Class R6 Shares
	Six Months Ended April 30, 2022 (Unaudited)		Year Ended October 31,
			2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of period	$27.64		$23.95	$24.21	$22.15	$23.20	$22.04

Net investment income(a)	0.47		0.92	0.83	0.93	0.85	0.90

Net realized and unrealized gain (loss)	(1.97)		3.67	(0.21)	2.06	(0.98)	1.19

Total from investment operations	(1.50)		4.59	0.62	2.99	(0.13)	2.09

Distributions to shareholders from net investment income	(0.48)		(0.90)	(0.85)	(0.93)	(0.89)	(0.88)

Distributions to shareholders from net realized gains	(0.93)		—	—	—	—	—

Distributions to shareholders from return of capital	—		—	(0.03)	—	(0.03)	(0.05)

Total distributions	(1.41)		(0.90)	(0.88)	(0.93)	(0.92)	(0.93)

Net asset value, end of period	$24.73		$27.64	$23.95	$24.21	$22.15	$23.20

Total return(b)	(5.72)%		19.35%	2.70%	13.72%	(0.62)%	9.69%

Net assets, end of period (in 000s)	$27,450		$25,215	$65,293	$10,486	$130	$11

Ratio of net expenses to average net assets	0.45	%(c)	0.46%	0.54%	0.56%	0.57%	0.57%

Ratio of total expenses to average net assets	0.58	%(c)	0.58%	0.61%	0.61%	0.61%	0.69%

Ratio of net investment income to average net assets	3.57	%(c)	3.44%	3.51%	3.96%	3.72%	3.93%

Portfolio turnover rate(d)	13%		47%	46%	47%	42%	51%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	41

GOLDMAN SACHS INCOME BUILDER FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Income Builder Fund
	Class P Shares
	Six Months Ended April 30, 2022 (Unaudited)		Year Ended October 31,
			2021	2020	2019	2018(a)
Per Share Data

Net asset value, beginning of period	$27.64		$23.96	$24.21	$22.15	$22.95

Net investment income(b)	0.47		0.91	0.84	0.94	0.45

Net realized and unrealized gain (loss)	(1.96)		3.68	(0.21)	2.05	(0.71)

Total from investment operations	(1.49)		4.59	0.63	2.99	(0.26)

Distributions to shareholders from net investment income	(0.48)		(0.91)	(0.85)	(0.93)	(0.51)

Distributions to shareholders from net realized gains	(0.93)		—	—	—	—

Distributions to shareholders from return of capital	—		—	(0.03)	—	(0.03)

Total distributions	(1.41)		(0.91)	(0.88)	(0.93)	(0.54)

Net asset value, end of period	$24.74		$27.64	$23.96	$24.21	$22.15

Total return(c)	(5.68)%		19.31%	2.70%	13.77%	(1.18)%

Net assets, end of period (in 000s)	$45,386		$52,764	$16,404	$13,919	$16,122

Ratio of net expenses to average net assets	0.45	%(d)	0.45%	0.55%	0.56%	0.58	%(d)

Ratio of total expenses to average net assets	0.58	%(d)	0.58%	0.61%	0.61%	0.58	%(d)

Ratio of net investment income to average net assets	3.56	%(d)	3.38%	3.51%	4.04%	3.60	%(d)

Portfolio turnover rate(e)	13%		47%	46%	47%	42%

(a)	Commenced operations on April 16, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

42	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS RISING DIVIDEND GROWTH FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Rising Dividend Growth Fund
	Class A Shares
	Six Months Ended April 30, 2022 (Unaudited)		Year Ended October 31,
			2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of period	$13.87		$9.81	$11.18	$19.56	$22.54	$19.66

Net investment income(a)	0.03		0.05	0.08	0.10	0.09	0.11

Net realized and unrealized gain (loss)	(0.68)		4.44	(0.23)	0.78	1.25	3.48

Total from investment operations	(0.65)		4.49	(0.15)	0.88	1.34	3.59

Distributions to shareholders from net investment income	(0.09)		(0.39)	(0.24)	(0.22)	(0.28)	(0.25)

Distributions to shareholders from net realized gains	(1.17)		(0.04)	(0.98)	(9.04)	(4.04)	(0.46)

Total distributions	(1.26)		(0.43)	(1.22)	(9.26)	(4.32)	(0.71)

Net asset value, end of period	$11.96		$13.87	$9.81	$11.18	$19.56	$22.54

Total return(b)	(5.14)%		46.88%	(1.80)%	10.41%	6.27%	18.59%

Net assets, end of period (in 000s)	$240,490		$255,730	$167,765	$208,416	$297,772	$370,204

Ratio of net expenses to average net assets	1.03	%(c)	1.03%	1.09%	1.15%	1.17%	1.16%

Ratio of total expenses to average net assets	1.26	%(c)	1.27%	1.29%	1.27%	1.20%	1.19%

Ratio of net investment income (loss) to average net assets	0.40	%(c)	0.42%	0.81%	0.86%	0.42%	0.52%

Portfolio turnover rate(d)	30%		38%	43%	45%	101%	45%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	43

GOLDMAN SACHS RISING DIVIDEND GROWTH FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Rising Dividend Growth Fund
	Class C Shares
	Six Months Ended April 30, 2022 (Unaudited)		Year Ended October 31,
			2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of period	$14.13		$9.99	$11.36	$19.71	$22.69	$19.79

Net investment income (loss)(a)	(0.02)		(0.03)	— (b)	0.01	(0.07)	(0.05)

Net realized and unrealized gain (loss)	(0.70)		4.52	(0.23)	0.80	1.26	3.50

Total from investment operations	(0.72)		4.49	(0.23)	0.81	1.19	3.45

Distributions to shareholders from net investment income	(0.03)		(0.31)	(0.16)	(0.12)	(0.13)	(0.13)

Distributions to shareholders from net realized gains	(1.17)		(0.04)	(0.98)	(9.04)	(4.04)	(0.42)

Total distributions	(1.20)		(0.35)	(1.14)	(9.16)	(4.17)	(0.55)

Net asset value, end of period	$12.21		$14.13	$9.99	$11.36	$19.71	$22.69

Total return(c)	(5.51)%		45.74%	(2.50)%	9.55%	5.49%	17.68%

Net assets, end of period (in 000s)	$53,066		$75,965	$108,840	$194,302	$348,220	$463,110

Ratio of net expenses to average net assets	1.78	%(d)	1.78%	1.84%	1.90%	1.92%	1.91%

Ratio of total expenses to average net assets	2.01	%(d)	2.03%	2.03%	2.02%	1.95%	1.94%

Ratio of net investment income (loss) to average net assets	(0.31	)%(d)	(0.23)%	0.03%	0.12%	(0.33)%	(0.23)%

Portfolio turnover rate(e)	30%		38%	43%	45%	101%	45%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

44	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS RISING DIVIDEND GROWTH FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Rising Dividend Growth Fund
	Institutional Shares
	Six Months Ended April 30, 2022 (Unaudited)		Year Ended October 31,
			2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of period	$14.72		$10.38	$11.76	$20.08	$23.02	$20.08

Net investment income(a)	0.05		0.10	0.12	0.15	0.18	0.20

Net realized and unrealized gain (loss)	(0.72)		4.70	(0.24)	0.83	1.28	3.55

Total from investment operations	(0.67)		4.80	(0.12)	0.98	1.46	3.75

Distributions to shareholders from net investment income	(0.11)		(0.42)	(0.28)	(0.26)	(0.36)	(0.31)

Distributions to shareholders from net realized gains	(1.17)		(0.04)	(0.98)	(9.04)	(4.04)	(0.50)

Total distributions	(1.28)		(0.46)	(1.26)	(9.30)	(4.40)	(0.81)

Net asset value, end of period	$12.77		$14.72	$10.38	$11.76	$20.08	$23.02

Total return(b)	(4.99)%		47.16%	(1.47)%	10.85%	6.75%	19.01%

Net assets, end of period (in 000s)	$117,890		$130,706	$97,358	$191,509	$425,555	$759,274

Ratio of net expenses to average net assets	0.72	%(c)	0.72%	0.78%	0.80%	0.78%	0.76%

Ratio of total expenses to average net assets	0.89	%(c)	0.90%	0.90%	0.88%	0.81%	0.79%

Ratio of net investment income to average net assets	0.72	%(c)	0.75%	1.10%	1.25%	0.83%	0.92%

Portfolio turnover rate(d)	30%		38%	43%	45%	101%	45%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	45

GOLDMAN SACHS RISING DIVIDEND GROWTH FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Rising Dividend Growth Fund
	Investor Shares
	Six Months Ended April 30, 2022 (Unaudited)		Year Ended October 31,
			2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of period	$14.69		$10.36	$11.75	$20.07	$23.01	$20.07

Net investment income(a)	0.04		0.09	0.11	0.14	0.14	0.17

Net realized and unrealized gain (loss)	(0.70)		4.69	(0.25)	0.83	1.29	3.54

Total from investment operations	(0.66)		4.78	(0.14)	0.97	1.43	3.71

Distributions to shareholders from net investment income	(0.11)		(0.41)	(0.27)	(0.25)	(0.33)	(0.27)

Distributions to shareholders from net realized gains	(1.17)		(0.04)	(0.98)	(9.04)	(4.04)	(0.50)

Total distributions	(1.28)		(0.45)	(1.25)	(9.29)	(4.37)	(0.77)

Net asset value, end of period	$12.75		$14.69	$10.36	$11.75	$20.07	$23.01

Total return(b)	(4.96)%		47.09%	(1.55)%	10.73%	6.56%	18.85%

Net assets, end of period (in 000s)	$64,923		$71,231	$64,328	$105,498	$227,158	$362,752

Ratio of net expenses to average net assets	0.78	%(c)	0.78%	0.84%	0.90%	0.92%	0.91%

Ratio of total expenses to average net assets	1.01	%(c)	1.02%	1.03%	1.02%	0.95%	0.94%

Ratio of net investment income to average net assets	0.65	%(c)	0.71%	1.04%	1.13%	0.68%	0.79%

Portfolio turnover rate(d)	30%		38%	43%	45%	101%	45%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

46	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS RISING DIVIDEND GROWTH FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Rising Dividend Growth Fund
	Class R6 Shares
	Six Months Ended April 30, 2022 (Unaudited)		Year Ended October 31,			Period Ended October 31, 2018(a)
			2021	2020	2019
Per Share Data

Net asset value, beginning of period	$14.71		$10.37	$11.76	$20.08	$20.18

Net investment income(b)	0.05		0.10	0.12	0.14	0.02

Net realized and unrealized gain (loss)	(0.71)		4.70	(0.25)	0.85	0.29

Total from investment operations	(0.66)		4.80	(0.13)	0.99	0.31

Distributions to shareholders from net investment income	(0.11)		(0.42)	(0.28)	(0.27)	(0.28)

Distributions to shareholder from net realized gains	(1.17)		(0.04)	(0.98)	(9.04)	(0.13)

Total distributions	(1.28)		(0.46)	(1.26)	(9.31)	(0.41)

Net asset value, end of period	$12.77		$14.71	$10.37	$11.76	$20.08

Total return(c)	(4.92)%		47.22%	(1.47)%	10.78%	1.54%

Net assets, end of period (in 000s)	$3,174		$3,063	$1,868	$2,240	$10

Ratio of net expenses to average net assets	0.71	%(d)	0.71%	0.76%	0.80%	0.77	%(d)

Ratio of total expenses to average net assets	0.88	%(d)	0.89%	0.90%	0.89%	0.80	%(d)

Ratio of net investment income to average net assets	0.71	%(d)	0.75%	1.11%	1.19%	0.16	%(d)

Portfolio turnover rate(e)	30%		38%	43%	45%	101%

(a)	Commenced operations on February 28, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	47

GOLDMAN SACHS RISING DIVIDEND GROWTH FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Rising Dividend Growth Fund
	Class R Shares
	Six Months Ended April 30, 2022 (Unaudited)		Year Ended October 31,
			2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of period	$13.79		$9.76	$11.13	$19.51	$22.49	$19.63

Net investment income(a)	0.01		0.02	0.06	0.07	0.04	0.06

Net realized and unrealized gain (loss)	(0.66)		4.42	(0.24)	0.78	1.25	3.47

Total from investment operations	(0.65)		4.44	(0.18)	0.85	1.29	3.53

Distributions to shareholders from net investment income	(0.08)		(0.37)	(0.21)	(0.19)	(0.23)	(0.21)

Distributions to shareholders from net realized gains	(1.17)		(0.04)	(0.98)	(9.04)	(4.04)	(0.46)

Total distributions	(1.25)		(0.41)	(1.19)	(9.23)	(4.27)	(0.67)

Net asset value, end of period	$11.89		$13.79	$9.76	$11.13	$19.51	$22.49

Total return(b)	(5.21)%		46.38%	(2.01)%	10.08%	6.07%	18.27%

Net assets, end of period (in 000s)	$1,497		$1,357	$1,131	$2,575	$3,484	$4,506

Ratio of net expenses to average net assets	1.28	%(c)	1.28%	1.35%	1.40%	1.42%	1.41%

Ratio of total expenses to average net assets	1.51	%(c)	1.52%	1.53%	1.52%	1.45%	1.44%

Ratio of net investment income to average net assets	0.17	%(c)	0.19%	0.57%	0.61%	0.18%	0.27%

Portfolio turnover rate(d)	30%		38%	43%	45%	101%	45%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

48	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS RISING DIVIDEND GROWTH FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Rising Dividend Growth Fund
	Class P Shares
	Six Months Ended April 30, 2022 (Unaudited)		Year Ended October 31,			Period Ended October 31, 2018(a)
			2021	2020	2019
Per Share Data

Net asset value, beginning of period	$14.72		$10.38	$11.76	$20.08	$20.21

Net investment income (loss)(b)	0.05		0.09	0.12	0.15	(0.04)

Net realized and unrealized gain (loss)	(0.72)		4.71	(0.24)	0.84	0.25

Total from investment operations	(0.67)		4.80	(0.12)	0.99	0.21

Distributions to shareholders from net investment income	(0.11)		(0.42)	(0.28)	(0.27)	(0.21)

Distributions to shareholders from net realized gains	(1.17)		(0.04)	(0.98)	(9.04)	(0.13)

Total distributions	(1.28)		(0.46)	(1.26)	(9.31)	(0.34)

Net asset value, end of period	$12.77		$14.72	$10.38	$11.76	$20.08

Total return(c)	(4.99)%		47.17%	(1.46)%	10.86%	1.03%

Net assets, end of period (in 000s)	$14,408		$14,747	$7,791	$21,171	$41,067

Ratio of net expenses to average net assets	0.71	%(d)	0.71%	0.77%	0.79%	0.77	%(d)

Ratio of total expenses to average net assets	0.88	%(d)	0.89%	0.89%	0.87%	0.81	%(d)

Ratio of net investment income to average net assets	0.72	%(d)	0.70%	1.10%	1.24%	(0.37	)%(d)

Portfolio turnover rate(e)	30%		38%	43%	45%	101%

(a)	Commenced operations on April 16, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	49

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Notes to Financial Statements

April 30, 2022 (Unaudited)

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered	Diversified/ Non-diversified
Income Builder	A, C, Institutional, Investor, R6 and P	Diversified
Rising Dividend Growth	A, C, Institutional, Investor, R6, R and P	Diversified

Class A Shares are sold with a front-end sales charge of up to 5.50%. Class C Shares are sold with contingent deferred sales charge (“CDSC”) of 1.00% which is imposed on redemptions made within 12 months of purchase. Institutional, Investor, Class R6, Class R and Class P Shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to a management agreement (the “Agreement”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions. Each Fund is an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies.

A.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income, and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Funds’ investments in U.S. real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain and/or a return of capital. A return of capital is recorded by the Funds as a reduction to the cost basis of the REIT. Distributions from master limited partnerships

(“MLPs”) are generally recorded based on the characterization reported on the MLP’s tax return. A Fund records its pro-rata share of the income/loss and capital gains/losses, allocated from the underlying partnerships and adjusts the cost basis of the underlying partnerships accordingly.

For derivative contracts, unrealized gains and losses are recorded daily and become realized gains and losses upon disposition or termination of the contract. Upfront payments, if any, are made or received upon entering into a swap agreement and are reflected in the Statements of Assets and Liabilities. Upfront payments are recognized over the contract’s term/event as realized gains or losses, with the exception of forward starting swap contracts whose realized gains or losses are recognized from the effective start date. For securities with paydown provisions, principal payments received are treated as a proportionate reduction to the cost basis of the securities, and excess or shortfall amounts are recorded as income.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), if any, and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses

50

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the applicable Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agency and Service fees.

D.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, each Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid according to the following schedule:

Fund	Income Distributions Declared/Paid	Capital Gains Distributions Declared/Paid
Income Builder	Monthly	Annually
Rising Dividend Growth	Quarterly	Annually

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Foreign Currency Translation — The accounting records and reporting currency of a Fund are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency translation. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Funds’ policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The level in the fair value hierarchy within which the fair value measurement in its entirety falls shall be determined based on the lowest level input that is significant to the fair value measurement in its entirety. The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

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Notes to Financial Statements (continued)

April 30, 2022 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds’, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities will be valued at the valid closing bid price for long positions and at the valid closing ask price for short positions (i.e. where there is sufficient volume, during normal exchange trading hours). If no valid bid/ask price is available, the equity security will be valued pursuant to the Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. Certain equity securities containing unique attributes may be classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price for long positions or the last ask price for short positions, and are generally classified as Level 2. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Fair Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Underlying Funds (including Money Market Funds) — Underlying funds (“Underlying Funds”) include other investment companies and exchange-traded funds (“ETFs”). Investments in the Underlying Funds (except ETFs) are valued at the NAV per share on the day of valuation. ETFs are valued daily at the last sale price or official closing price on the principal exchange or system on which the investment is traded. Because the Funds invest in Underlying Funds that fluctuate in value, the Funds’ shares will correspondingly fluctuate in value. Underlying Funds are generally classified as Level 1 of the fair value hierarchy. To the extent that underlying ETFs are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

Debt Securities — Debt securities for which market quotations are readily available are valued daily on the basis of quotations supplied by dealers or an independent pricing service approved by the Trustees. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. With the exception of treasury securities of G7 countries, which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

i.  Bank Loans — Bank loans (“Loans”) are interests in amounts owed by corporate, governmental, or other borrowers to lenders or lending syndicates. Loans are arranged through private negotiations between the borrower and one or more financial institutions (“Lenders”). A Fund’s investments in Loans are in the form of either participations in Loans (“Participations”) or assignments of all or a portion of Loans from third parties (“Assignments”). With respect to

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3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Participations, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participations and only upon receipt by the Lender of the payments from the borrower. A Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement with respect to Participations. Conversely, assignments result in a Fund having a direct contractual relationship with the borrower, and the Fund may be permitted to enforce compliance by the borrower with the terms of the loan agreement.

The Income Builder Fund may also enter into certain credit arrangements, all or a portion of which may be unfunded. Unfunded loan commitments represent the remaining obligation of a Fund to the borrower. A Fund is obligated to fund these commitments at the borrower’s discretion. A Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit of a loan. All loans and unfunded loan commitments involve interest rate risk, liquidity risk and credit risk, including the potential default or insolvency of the borrower. Loans, including unfunded loan commitments, are marked to market daily using pricing vendor quotations and the change in value, if any, is recorded as an unrealized gain or loss.

ii.  Mortgage-Backed and Asset-Backed Securities — Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by residential and/or commercial real estate property. Asset-backed securities include securities whose principal and interest payments are collateralized by pools of other assets or receivables. The value of certain mortgage-backed and asset-backed securities (including adjustable rate mortgage loans) may be particularly sensitive to changes in prevailing interest rates. The value of these securities may also fluctuate in response to the market’s perception of the creditworthiness of the issuers.

Asset-backed securities may present credit risks that are not presented by mortgage-backed securities because they generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Some asset-backed securities may only have a subordinated claim on collateral.

Stripped mortgage-backed securities are usually structured with two different classes: one that receives substantially all interest payments (interest-only, or “IO” and/or high coupon rate with relatively low principal amount, or “IOette”), and the other that receives substantially all principal payments (principal-only, or “PO”) from a pool of mortgage loans. Little to no principal will be received at the maturity of an IO; as a result, periodic adjustments are recorded to reduce the cost of the security until maturity. These adjustments are included in interest income.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. A Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers. For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received, if any, is reported separately on the Statements of Assets and Liabilities as receivables/payables for collateral on certain derivatives contracts. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments.

Exchange-traded derivatives, including futures and options contracts, are generally valued at the last sale or settlement price on the exchange where they are principally traded. Exchange-traded options without settlement prices are generally valued at the midpoint of the bid and ask prices on the exchange where they are principally traded (or, in the absence of two-way trading, at the last bid price for long positions and the last ask price for short positions). Exchange-traded derivatives typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i.  Forward Contracts — A forward contract is a contract between two parties to buy or sell an asset at a specified price on a future date. A forward contract settlement can occur on a cash or delivery basis. Forward contracts are marked-to-market daily

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Notes to Financial Statements (continued)

April 30, 2022 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

using independent vendor prices, and the change in value, if any, is recorded as an unrealized gain or loss. Cash and certain investments may be used to collateralize forward contracts.

A forward foreign currency exchange contract is a forward contract in which a Fund agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. All forward foreign currency exchange contracts are marked to market daily by using the outright forward rates or interpolating based upon maturity dates, where available. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

ii.  Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security. Upon entering into a futures contract, a Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

iii.  Options — When a Fund writes call or put options, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market to reflect the current value of the option written. Swaptions are options on swap contracts.

Upon the purchase of a call option or a put option by a Fund, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current value of the option. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms.

iv.  Swap Contracts — Bilateral swap contracts are agreements in which a Fund and a counterparty agree to exchange periodic payments on a specified notional amount or make a net payment upon termination. Bilateral swap transactions are privately negotiated in the OTC market and payments are settled through direct payments between a Fund and the counterparty. By contrast, certain swap transactions are subject to mandatory central clearing. These swaps are executed through a derivatives clearing member (“DCM”), acting in an agency capacity, and submitted to a central counterparty (“CCP”) (“centrally cleared swaps”), in which case all payments are settled with the CCP through the DCM. Swaps are marked-to-market daily using pricing vendor quotations, counterparty or clearinghouse prices or model prices, and the change in value, if any, is recorded as an unrealized gain or loss. Upon entering into a swap contract, a Fund is required to satisfy an initial margin requirement by delivering cash or securities to the counterparty (or in some cases, segregated in a triparty account on behalf of the counterparty), which can be adjusted by any mark-to-market gains or losses pursuant to bilateral or centrally cleared arrangements. For centrally cleared swaps the daily change in valuation, if any, is recorded as a receivable or payable for variation margin.

An interest rate swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals, based upon or calculated by reference to changes in interest rates on a specified notional principal amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

A credit default swap is an agreement that involves one party (the buyer of protection) making a stream of payments to another party (the seller of protection) in exchange for the right to receive protection on a reference security or obligation, including a group of assets or exposure to the performance of an index. A Fund’s investment in credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. If a Fund buys protection through a credit default swap and no credit event occurs, its payments are limited to the periodic payments previously made to the counterparty. Upon the occurrence of a specified credit event, a Fund, as a buyer of credit protection, is entitled to receive an amount equal to the notional amount of the swap and deliver to the seller the defaulted reference obligation in a physically settled trade. A Fund may also receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade.

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3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

As a seller of protection, a Fund generally receives a payment stream throughout the term of the swap, provided that there is no credit event. In addition, if a Fund sells protection through a credit default swap, a Fund could suffer a loss because the value of the referenced obligation and the premium payments received may be less than the notional amount of the swap paid to the buyer of protection. Upon the occurrence of a specified credit event, a Fund, as a seller of credit protection, may be required to take possession of the defaulted reference obligation and pay the buyer an amount equal to the notional amount of the swap in a physically settled trade. A Fund may also pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted security or obligation. In addition, a Fund is entitled to a return of any assets, which have been pledged as collateral to the counterparty upon settlement. The maximum potential amount of future payments (undiscounted) that a Fund as seller of protection could be required to make under a credit default swap would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or net amounts received from a settlement of a credit default swap for the same reference security or obligation where a Fund bought credit protection.

A total return swap is an agreement that gives a Fund the right to receive or pay the appreciation or depreciation, as applicable, in the value of a specified security, an index, a basket of securities or indices or other instrument in return for a fee paid to the counterparty, which will typically be an agreed upon interest rate. If the underlying asset declines in value over the term of the swap, a Fund may also be required to pay the dollar value of that decline to the counterparty.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of a Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments.

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Notes to Financial Statements (continued)

April 30, 2022 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

C.  Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of April 30, 2022:

INCOME BUILDER

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Asia	$6,307,815	$—	$—

Europe	207,004,968	—	—

North America	674,426,235	8,859,804	9,737

Fixed Income

Corporate Obligations	—	987,479,452	—

Mortgage-Backed Obligations	—	132,631	—

Foreign Debt Obligations	—	1,615,568	—

Bank Loans	—	161,610,633	2,101,440

Warrants	—	186,152	9,737

Investment Companies	238,720,969	—	—

Securities Lending Reinvestment Vehicle	13,511,889	—	—

Total	$1,139,971,876	$1,159,884,240	$2,120,914

Liabilities(b)

Fixed Income

Unfunded Loan Commitment	$—	$(14,392)	$—

Derivative Type

Assets(b)

Forward Foreign Currency Exchange Contracts	$—	$2,191,896	$—

Futures Contracts	5,906,219	—	—

Interest Rate Swap Contracts	—	32,421	—

Total	$5,906,219	$2,224,317	$—

Liabilities

Forward Foreign Currency Exchange Contracts(b)	$—	$(103,629)	$—

Futures Contracts(b)	(18,597,753)	—	—

Interest Rate Swap Contracts(b)	—	(2,817,044)	—

Credit Default Swap Contracts(b)	—	(10,750)	—

Written Option Contracts	—	(1,267,998)	—

Total	$(18,597,753)	$(4,199,421)	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of net asset value. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile. The Funds utilize fair value model prices provided by an independent fair value service for international equities, resulting in a Level 2 classification.
(b)	Amount shown represents unrealized gain (loss) at period end.

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3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

RISING DIVIDEND GROWTH

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Europe	$13,682,677	$—	$—

North America	467,466,083	—	—

Investment Companies	8,167,374	—	—

Total	$489,316,134	$—	$—

Derivative Type

Liabilities(b)

Futures Contracts	$(234,222)	$—	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of net asset value. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile. The Funds utilize fair value model prices provided by an independent fair value service for international equities, resulting in a Level 2 classification.
(b)	Amount shown represents unrealized gain (loss) at period end.

For further information regarding security characteristics, see the Schedules of Investments.

4. INVESTMENTS IN DERIVATIVES

The following tables set forth, by certain risk types, the gross value of derivative contracts (not considered to be hedging instruments for accounting disclosure purposes) as of April 30, 2022. These instruments were used as part of the Funds’ investment strategies and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Funds’ net exposure.

Income Builder
Risk	Statement of Assets and Liabilities	Assets		Statement of Assets and Liabilities	Liabilities
Interest Rate	Variation margin on swap contracts; Variation margin on futures contracts	$5,925,529	(a)	Variation margin on swap contracts; Variation margin on futures contracts	$(20,430,600)	(a)
Equity	Variation margin on futures contracts	13,111	(a)	Variation margin on futures contracts; Written option contracts, at value	(2,252,195)	(a)
Credit	—	—		Variation margin on swap contracts	(10,750)	(a)
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	2,191,896		Payable for unrealized loss on forward foreign currency exchange contracts	(103,629)
Total		$8,130,536			$(22,797,174)

(a)	Includes unrealized gain (loss) on futures contracts described in the Additional Investment Information sections of the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

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Notes to Financial Statements (continued)

April 30, 2022 (Unaudited)

4. INVESTMENTS IN DERIVATIVES (continued)

Rising Dividend Growth
Risk	Statement of Assets and Liabilities	Assets	Statement of Assets and Liabilities	Liabilities
Equity	—	$—	Variation margin on futures contracts	$(234,222)	(a)

(a)	Includes unrealized gain (loss) on futures contracts described in the Additional Investment Information sections of the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

The following tables set forth, by certain risk types, the Funds’ gains (losses) related to these derivatives and their indicative volumes for the six months ended April 30, 2022. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

Income Builder
Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)
Interest	Net realized gain (loss) from futures contracts and swap contracts/Net change in unrealized gain on futures contracts and swap contracts	$3,315,143	$(14,571,732)
Credit	Net realized gain (loss) from swap contracts/ Net change in unrealized gain on swap contracts	(24,833)	(24,493)
Equity	Net realized gain from futures, swap contracts and written options/Net unrealized gain on futures, swap contracts and written options	(7,108,619)	(3,336,037)
Currency	Net realized gain from forward foreign currency exchange contracts/Net unrealized gain on forward foreign currency exchange contracts	1,234,999	1,429,415
Total		$(2,583,310)	$(16,502,847)

Rising Dividend Growth
Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)
Equity	Net realized gain (loss) from futures contracts/Net unrealized gain(loss) on futures contracts	$(633,093)	$(665,588)

For the six months ended April 30, 2022, the relevant values for each derivative type was as follows:

	Average Number of Contracts or Notional Amount or Shares/Units(a)
Fund	Futures contracts	Forwards contracts	Swap Agreements	Written options
Income Builder	3,980	$33,372,494	$63,608,886	31,627
Rising Dividend Growth	69	—	—	—

(a)	Amounts disclosed represent average number of contracts for futures contracts, notional amounts for forward contracts, swap agreements, shares/units outstanding for purchased options and written options, based on absolute values, which is indicative of volume for this derivative type, for the months that each Fund held such derivatives during the six months ended April 30, 2022.

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5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

For the six months ended April 30, 2022, contractual and effective net management fees with GSAM were at the following rates:

	Contractual Management Rate						Effective Net Management Rate^
Fund	First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate
Income Builder	0.54%	0.49%	0.46%	0.45%	0.44%	0.51%	0.42	%*
Rising Dividend Growth	0.75	0.68	0.64	0.63	0.62	0.75	0.67	**

^	Effective Net Management Rate includes impact of management fee waivers of underlying funds, if any.
*	The Investment Adviser agreed to waive a portion of the Management Fee so that the net management fee will not exceed 0.44% as an annual percentage rate of the Fund’s average net assets. This management fee waiver arrangement will remain in effect through at least February 28, 2023, and prior to such date, GSAM may not terminate the arrangement without the approval of the Board of Trustees.
**	The Investment Adviser agreed to waive a portion of the Management Fee so that the net management fee will not exceed 0.67% as an annual percentage rate of the Fund’s average net assets. This management fee waiver arrangement will remain in effect through at least February 28, 2023, and prior to such date, GSAM may not terminate the arrangement without the approval of the Board of Trustees.

Certain Funds invest in Institutional Shares of the Goldman Sachs Financial Square Government Fund and Class R6 Shares of the Goldman Sachs Emerging Markets Equity Fund, Goldman Sachs Financial Square Government Fund, Goldman Sachs High Yield Fund, and Goldman Sachs MLP Energy Infrastructure Fund, which are affiliated Underlying Funds. GSAM has agreed to waive a portion of its management fee payable by the Funds in an amount equal to the management fee it earns as an investment adviser to any of the affiliated Underlying Funds in which the Funds invest. For the six months ended April 30, 2022, the management fee waived by GSAM was for each Fund as follows:

Fund	Management Fee Waived
Income Builder	$275,277
Rising Dividend Growth	8,849

B.  Distribution and/or Service (12b-1) Plans — The Trust, on behalf of Class A and Class R Shares of each applicable Fund, has adopted Distribution and Service Plans subject to Rule 12b-1 under the Act. Under the Distribution and Service Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class A or Class R Shares of the Funds, as applicable, as set forth below.

The Trust, on behalf of Class C Shares of each applicable Fund, has adopted a Distribution Plan subject to Rule 12b-1 under the Act. Under the Distribution Plan, Goldman Sachs as Distributor is entitled to a fee accrued daily and paid monthly for distribution services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class C Shares of the Funds, as set forth below.

	Distribution and/or Service Plan Rates
	Class A*	Class C	Class R*
Distribution and/or Service Plan	0.25%	0.75%	0.50%

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution and/or Service Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

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Notes to Financial Statements (continued)

April 30, 2022 (Unaudited)

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class A Shares’ front end sales charge and Class C Shares’ CDSC. During the six months ended April 30, 2022, Goldman Sachs retained the following amounts:

Front End Sales Charge
Fund	Class A
Income Builder	$41,438
Rising Dividend Growth	10,882

D.  Service Plan — The Trust, on behalf of each applicable Fund, has adopted a Service Plan to allow Class C Shares to compensate service organizations (including Goldman Sachs) for providing varying levels of personal and account maintenance services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations equal to an annual percentage rate of 0.25% of the average daily net assets attributable to Class C Shares of the Funds.

E.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.12% of the average daily net assets of Class A, Class C and Investor Shares of the Income Builder Fund; 0.16% of the average daily net assets of Class A, Class C, Investor and Class R Shares of the Rising Dividend Growth Fund; 0.03% of the average daily net assets of Class R6 and P Shares of each Fund; and 0.04% of the average daily net assets of Institutional Shares of each Fund.

Goldman Sachs has agreed to waive a portion of its transfer agency fee (a component of “Other Expenses”) equal to 0.06% as an annual percentage rate of the average daily net assets attributable to Class A, Class C, Investor and Class R Shares, as applicable, of the Rising Dividend Growth Fund through at least February 28, 2023, and prior to such date, Goldman Sachs may not terminate the arrangement without the approval of the Board of Trustees.

F.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to reduce or limit certain “Other Expenses” of the Funds (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for the Income Builder and Rising Dividend Growth Funds are 0.004% and 0.014%, respectively. These Other Expense limitations will remain in place through at least February 28, 2023, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Funds have entered into certain offset arrangements with the transfer agent, which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

For the six months ended April 30, 2022, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Fund	Management Fee Waiver	Transfer Agency Waivers/Credits	Other Expense Reimbursements	Total Expense Reductions
Income Builder	$1,058,728	$—	$431,320	$1,490,048
Rising Dividend Growth	221,431	116,145	237,939	575,515

G.  Line of Credit Facility — As of April 30, 2022, the Funds participated in a $1,250,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having

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5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the six months ended April 30, 2022, the Funds did not have any borrowings under the facility. Prior to April 22, 2022, the facility was $1,000,000,000.

H.  Other Transactions with Affiliates — For the six months ended April 30, 2022, Goldman Sachs earned $14,443 in brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, on behalf of the Income Builder Fund.

The table below shows the transactions in and earnings from investments in the Underlying Funds for the six months ended April 30, 2022:

Income Builder
Underlying Fund	Beginning Value as of October 31, 2021	Purchases at Cost	Proceeds from Sales	Change in Unrealized Gain/(Loss)	Ending Value as of April 30, 2022	Shares as of April 30, 2022	Dividend Income
Goldman Sachs Emerging Markets Equity Fund — Class R6	$77,765	$709	$—	$(19,055)	$59,419	2,549	$708
Goldman Sachs Financial Square Government Fund — Institutional Shares	23,234,246	244,365,639	(142,196,854)	—	125,403,031	125,403,031	39,863
Goldman Sachs Financial Square Government Fund — Class R6 Shares	45,473,604	232,104,898	(225,369,781)	—	52,208,721	52,208,721	19,725
Goldman Sachs High Yield Fund — Class R6	59,776	1,429	—	(6,306)	54,899	9,514	1,428
Goldman Sachs MLP Energy Infrastructure Fund — Class R6	34,067,573	24,048,549	—	2,878,777	60,994,899	2,149,221	1,048,550

Total	$102,912,964	$500,521,224	$(367,566,635)	$2,853,416	$238,720,969		$1,110,274

Rising Dividend Growth
Underlying Fund	Beginning Value as of October 31, 2021	Purchases at Cost	Proceeds from Sales	Ending Value as of April 30, 2022	Shares as of April 30, 2022	Dividend Income
Goldman Sachs Financial Square Government Fund — Institutional Shares	$83,592	$5,495,866	$(5,138,126)	$441,332	441,332	$131
Goldman Sachs Financial Square Government Fund — Class R6 Shares	8,225,405	49,734,357	(50,233,720)	7,726,042	7,726,042	4,844

Total	$8,308,997	$55,230,223	$(55,371,846)	$8,167,374		$4,975

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GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Notes to Financial Statements (continued)

April 30, 2022 (Unaudited)

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the six months ended April 30, 2022, were as follows:

Fund	Purchases (Excluding U.S. Government and Agency Obligations)	Sales and Maturities (Excluding U.S. Government and Agency Obligations)
Income Builder	$299,152,095	$281,233,018
Rising Dividend Growth	156,583,767	187,785,934

7. SECURITIES LENDING

The Income Builder Fund may lend its securities through a securities lending agent, the Bank of New York Mellon (“BNYM”), to certain qualified borrowers. Pursuant to exemptive relief granted by the SEC and the terms and conditions contained therein, the Rising Dividend Growth Fund may lend its securities through a securities lending agent, Goldman Sachs Agency Lending (“GSAL”), a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Funds’ securities lending procedures, the Funds receive cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Funds, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Funds on the next business day. As with other extensions of credit, the Funds may experience delay in the recovery of their securities or incur a loss should the borrower of the securities breach its agreement with the Funds or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Dividend income received from securities on loan may not be subject to withholding taxes and therefore withholding taxes paid may differ from the amounts listed in the Statements of Operations. Loans of securities are terminable at any time and as such 1) the remaining contractual maturities of the outstanding securities lending transactions are considered to be overnight and continuous and 2) the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The Funds invest the cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund (“Government Money Market Fund”), an affiliated series of the Goldman Sachs Trust. The Government Money Market Fund is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act, and is managed by GSAM, for which GSAM may receive a management fee of up to 0.16% on an annualized basis of the average daily net assets of the Government Money Market Fund.

In the event of a default by a borrower with respect to any loan, GSAL will and BNYM may exercise any and all remedies provided under the applicable borrower agreement to make the Funds whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If GSAL or BNYM are unable to purchase replacement securities, GSAL and/or BNYM will indemnify the Funds by paying the Funds an amount equal to the market value of the securities loaned minus the value of cash collateral received from the borrower for the loan, subject to an exclusion for any shortfalls resulting from a loss of value in such cash collateral due to reinvestment risk. The Funds’ master netting agreements with certain borrowers provide the right, in the event of a default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. However, in the event of a default by a borrower, a resolution authority could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of set-off that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws. The Funds’ loaned securities were all subject to enforceable Securities Lending Agreements and the value of the collateral was at least equal to the value of the cash received. The amounts of the Funds’ overnight and continuous agreements, which represent the gross amounts of recognized liabilities for securities lending transactions outstanding as of April 30, 2022, are disclosed as “Payable upon return of securities loaned” on the Statements of Assets and Liabilities, where applicable.

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7. SECURITIES LENDING (continued)

The Income Builder Fund and BNYM received compensation relating to the lending of the Fund’s securities. The amounts earned, if any, by the Funds for the six months ended April 30, 2022, are reported under Investment Income on the Statements of Operations.

The following table provides information about the Funds’ investment in the Government Money Market Fund for the six months ended April 30, 2022.

Fund	Beginning value as of October 31, 2021	Purchases at Cost	Proceeds from Sales	Ending value as of April 30, 2022	Shares as of April 30, 2022
Income Builder	$—	$104,646,845	$(91,134,956)	$13,511,889	13,511,889
Rising Dividend Growth	—	23,183,125	(23,183,125)	—	—

8. TAX INFORMATION

As of the Fund’s most recent fiscal year end, October 31, 2021, the Fund’s certain timing differences on a tax basis were as follows:

	Income Builder	Rising Dividend Growth
Timing differences (Income Distributions Payable)	$(125)	$—

As of April 30, 2022, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Income Builder	Rising Dividend Growth
Tax Cost	$2,224,356,712	$373,001,063
Gross unrealized gain	211,902,207	142,392,031
Gross unrealized loss	(134,281,889)	(26,076,960)
Net unrealized gains (losses)	$77,620,318	$116,315,071

The difference between GAAP-basis and tax basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains (losses) on regulated futures contracts and foreign currency contracts, and differences in the tax treatment of partnership investments, swap transactions, market discount accretion and premium amortization, and material modification of debt securities.

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

9. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Derivatives Risk — The Funds’ use of derivatives may result in loss. Derivative instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Funds. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The use of derivatives is a highly specialized activity that involves investment

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GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Notes to Financial Statements (continued)

April 30, 2022 (Unaudited)

9. OTHER RISKS (continued)

techniques and risks different from those associated with investments in more traditional securities and instruments. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Dividend-Paying Investments Risk — A Fund’s investments in dividend-paying securities could cause a Fund to underperform other funds. Securities that pay dividends, as a group, can fall out of favor with the market, causing such securities to underperform securities that do not pay dividends. Depending upon market conditions and political and legislative responses to such conditions, dividend-paying securities that meet a Fund’s investment criteria may not be widely available and/or may be highly concentrated in only a few market sectors. In addition, issuers that have paid regular dividends or distributions to shareholders may not continue to do so at the same level or at all in the future. This may limit the ability of a Fund to produce current income.

Energy Sector Risk — A Fund may invest in companies in the energy sector, and will therefore be susceptible to adverse economic, environmental, business, regulatory or other occurrences affecting that sector. The energy sector has historically experienced substantial price volatility. MLPs and other companies operating in the energy sector are subject to specific risks, including, among others: fluctuations in commodity prices; reduced consumer demand for commodities such as oil, natural gas or petroleum products; reduced availability of natural gas or other commodities for transporting, processing, storing or delivering; slowdowns in new construction; extreme weather or other natural disasters; and threats of attack by terrorists on energy assets. Additionally, changes in the regulatory environment for energy companies may adversely impact their profitability. Over time, depletion of natural gas reserves and other energy reserves may also affect the profitability of energy companies.

Floating and Variable Rate Obligations Risk — Floating rate and variable rate obligations are debt instruments issued by companies or other entities with interest rates that reset periodically (typically, daily, monthly, quarterly, or semiannually) in response to changes in the market rate of interest on which the interest rate is based. For floating and variable rate obligations, there may be a lag between an actual change in the underlying interest rate benchmark and the reset time for an interest payment of such an obligation, which could harm or benefit the Income Builder Fund, depending on the interest rate environment or other circumstances. In a rising interest rate environment, for example, a floating or variable rate obligation that does not reset immediately would prevent the Fund from taking full advantage of rising interest rates in a timely manner. However, in a declining interest rate environment, the Fund may benefit from a lag due to an obligation’s interest rate payment not being immediately impacted by a decline in interest rates.

On March 5, 2021, the United Kingdom’s Financial Conduct Authority (“FCA”) and ICE Benchmark Authority formally announced that certain LIBOR benchmarks will cease publication after December 31, 2021 while others will cease publication after June 30, 2023. The unavailability or replacement of LIBOR may affect the value, liquidity or return on certain Fund investments and may result in costs incurred in connection with closing out positions and entering into new trades. Any pricing adjustments to the Fund’s investments resulting from a substitute reference rate may also adversely affect the Fund’s performance and/or NAV.

Foreign Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of more or less foreign government regulation; less public information; less stringent investor protections; less stringent accounting, corporate governance, financial reporting and disclosure standards; and less economic, political and social stability in the countries in which a Fund invests. The imposition of sanctions, exchange controls (including repatriation restrictions), confiscation of assets and property, trade restrictions (including tariffs) and other government restrictions by the U.S. or other governments, or from problems in registration, settlement or custody, may also result in losses. The type and severity of sanctions and other similar measures, including counter sanctions and other retaliatory actions, that may be imposed could vary broadly in scope, and their impact is impossible to predict. For example, the imposition of sanctions and other similar measures could, among other things, cause a decline in the value and/or liquidity of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country and increase market volatility and disruption in the sanctioned country and throughout the world. Sanctions and other similar measures could limit or prevent a Fund from buying and selling securities (in the sanctioned country and other markets), significantly delay or prevent the settlement of securities transactions, and significantly impact the Fund’s liquidity and performance. Foreign risk also involves the risk of negative foreign currency exchange rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which a Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time.

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9. OTHER RISKS (continued)

Foreign Custody Risk — If a Fund invests in foreign securities, the Fund may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy.

Interest Rate Risk — When interest rates increase, fixed income securities or instruments held by a Fund will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. The risks associated with changing interest rates may have unpredictable effects on the markets and a Fund’s investments. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Funds.

Investments in Other Investment Companies Risk — As a shareholder of another investment company, a Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund.

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause a Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would.

Liquidity Risk — A Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to remaining investors’ interests because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. If a Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s NAV and dilute remaining investors’ interests. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, potentially causing increased supply in the market due to selling activity. These risks may be more pronounced in connection with a Fund’s investments in securities of issuers located in emerging market countries. Redemptions by large shareholders may have a negative impact on a Fund’s liquidity.

Loan-Related Investments Risk — In addition to risks generally associated with debt investments (e.g., interest rate risk and default risk), loan-related investments such as loan participations and assignments are subject to other risks. Although a loan obligation may be fully collateralized at the time of acquisition, the collateral may decline in value, be or become illiquid or less liquid, or lose all or substantially all of its value subsequent to investment. Many loan investments are subject to legal or contractual restrictions on resale and certain loan investments may be or become illiquid or less liquid and more difficult to value, particularly in the event of a downgrade of the loan or the borrower. There is less readily available, reliable information about most loan investments than is the case for many other types of securities. Substantial increases in interest rates may cause an increase in loan obligation defaults. With respect to loan participations, a Fund may not always have direct recourse against a borrower if the borrower fails to pay scheduled principal and/or interest; may be subject to greater delays, expenses and risks than if a Fund had purchased a direct obligation of the borrower; and may be regarded as the creditor of the agent lender (rather than the borrower),

65

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Notes to Financial Statements (continued)

April 30, 2022 (Unaudited)

9. OTHER RISKS (continued)

subjecting a Fund to the creditworthiness of that lender as well. Investors in loans, such as a Fund, may not be entitled to rely on the anti-fraud protections of the federal securities laws, although they may be entitled to certain contractual remedies. The market for loan obligations may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Because transactions in many loans are subject to extended trade settlement periods, a Fund may not receive the proceeds from the sale of a loan for a period after the sale. As a result, sale proceeds related to the sale of loans may not be available to make additional investments or to meet a Fund’s redemption obligations for a period after the sale of the loans, and, as a result, a Fund may have to sell other investments or engage in borrowing transactions, such as borrowing from its credit facility, if necessary to raise cash to meet its obligations.

Senior Loans hold the most senior position in the capital structure of a business entity, and are typically secured with specific collateral, but are nevertheless usually rated below investment grade. Because Second Lien Loans are subordinated or unsecured and thus lower in priority of payment to Senior Loans, they are subject to the additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower. Second Lien Loans generally have greater price volatility than Senior Loans and may be less liquid.

Market and Credit Risks — In the normal course of business, a Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). The value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, acts of terrorism, social unrest, natural disasters, the spread of infectious illness or other public health threats could also significantly impact a Fund and its investments. Additionally, a Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Master Limited Partnership Risk — Investments in securities of MLPs involve risks that differ from investments in common stock, including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner, cash flow risks, dilution risks, limited liquidity and risks related to the general partner’s right to require unit-holders to sell their common units at an undesirable time or price.

Short Position Risk — A Fund may enter into a short position through a futures contract, an option or swap agreement or through short sales of any instrument that a Fund may purchase for investment. Taking short positions involves leverage of a Fund’s assets and presents various risks, including counterparty risk. If the value of the underlying instrument or market in which a Fund has taken a short position increases, then the Fund will incur a loss equal to the increase in value from the time that the short position was entered into plus any related interest payments or other fees. Taking short positions involves the risk that losses may be disproportionate, may exceed the amount invested, and may be unlimited. To the extent that a Fund uses the proceeds it receives from a short position to take additional long positions, the risks associated with the short position, including leverage risks, may be heightened, because doing so increases the exposure of a Fund to the markets and therefore could magnify changes to a Fund’s NAV.

10. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

11. SUBSEQUENT EVENTS

Subsequent events after the Statements of Assets and Liabilities date have been evaluated, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

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GOLDMAN SACHS DIVIDEND FOCUS FUNDS

12. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Income Builder Fund

	For the Six Months Ended April 30, 2022 (Unaudited)		For the Fiscal Year Ended October 31, 2021

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	4,884,063	$124,961,714	6,867,523	$180,553,524
Reinvestment of distributions	897,643	23,213,070	449,961	11,836,775
Shares redeemed	(2,623,078)	(67,180,084)	(2,608,400)	(68,285,982)
	3,158,628	80,994,700	4,709,084	124,104,317
Class C Shares
Shares sold	789,563	20,011,027	1,847,515	47,544,663
Reinvestment of distributions	660,615	16,782,768	355,353	9,151,437
Shares redeemed	(2,720,257)	(68,347,471)	(4,830,410)	(124,413,665)
	(1,270,079)	(31,553,676)	(2,627,542)	(67,717,565)
Institutional Shares
Shares sold	7,726,819	202,965,263	14,503,053	386,338,647
Reinvestment of distributions	1,747,213	46,351,105	956,216	25,771,275
Shares redeemed	(5,293,412)	(138,989,686)	(5,011,669)	(134,495,439)
	4,180,620	110,326,682	10,447,600	277,614,483
Investor Shares
Shares sold	3,944,587	103,349,163	4,665,028	124,550,077
Reinvestment of distributions	730,210	19,298,686	386,405	10,371,807
Shares redeemed	(1,518,581)	(39,783,190)	(2,904,236)	(77,247,188)
	3,156,216	82,864,659	2,147,197	57,674,696
Class R6 Shares
Shares sold	232,160	6,129,312	383,900	10,356,613
Reinvestment of distributions	48,331	1,281,340	23,368	630,386
Shares redeemed	(83,092)	(2,187,957)	(2,221,047)	(57,015,947)
	197,399	5,222,695	(1,813,779)	(46,028,948)
Class P Shares
Shares sold	188,904	5,062,563	1,318,947	36,093,013
Reinvestment of distributions	105,275	2,794,122	36,867	999,603
Shares redeemed	(368,468)	(9,495,536)	(131,552)	(3,511,903)
	(74,289)	(1,638,851)	1,224,262	33,580,713

NET INCREASE	9,348,495	$246,216,209	14,086,822	$379,227,696

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GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Notes to Financial Statements (continued)

April 30, 2022 (Unaudited)

12. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Rising Dividend Growth Fund

	For the Six Months Ended April 30, 2022 (Unaudited)		For the Fiscal Year Ended October 31, 2021

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	1,678,922	$21,335,456	4,781,865	$60,067,261
Reinvestment of distributions	1,656,133	21,018,961	558,204	6,434,401
Shares redeemed	(1,669,296)	(21,597,722)	(4,006,108)	(49,070,420)
	1,665,759	20,756,695	1,333,961	17,431,242
Class C Shares
Shares sold	145,827	1,913,756	236,781	2,999,106
Reinvestment of distributions	484,031	6,252,711	291,322	3,343,818
Shares redeemed	(1,661,788)	(21,495,720)	(6,041,952)	(76,504,065)
	(1,031,930)	(13,329,253)	(5,513,849)	(70,161,141)
Institutional Shares
Shares sold	739,571	10,212,129	2,168,184	29,309,851
Reinvestment of distributions	814,190	11,029,781	300,766	3,677,997
Shares redeemed	(1,202,839)	(16,436,737)	(2,971,856)	(37,608,612)
	350,922	4,805,173	(502,906)	(4,620,764)
Investor Shares
Shares sold	352,990	4,805,825	567,806	7,461,953
Reinvestment of distributions	450,758	6,097,024	209,775	2,548,105
Shares redeemed	(558,194)	(7,720,253)	(2,139,015)	(27,496,297)
	245,554	3,182,596	(1,361,434)	(17,486,239)
Class R6 Shares
Shares sold	44,958	627,993	61,468	824,734
Reinvestment of distributions	20,713	280,619	6,813	83,317
Shares redeemed	(25,182)	(348,724)	(40,210)	(532,863)
	40,489	559,888	28,071	375,188
Class R Shares
Shares sold	23,658	301,915	15,617	197,582
Reinvestment of distributions	10,130	127,720	3,863	43,983
Shares redeemed	(6,241)	(80,316)	(37,028)	(465,104)
	27,547	349,319	(17,548)	(223,539)
Class P Shares
Shares sold	53,676	728,714	330,890	4,494,579
Reinvestment of distributions	95,396	1,293,344	29,967	366,629
Shares redeemed	(22,879)	(310,052)	(109,846)	(1,394,013)
	126,193	1,712,006	251,011	3,467,195

NET INCREASE (DECREASE)	1,424,534	$18,036,424	(5,782,694)	$(71,218,058)

68

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Liquidity Risk Management Program

Each Fund has adopted and implemented a liquidity risk management program (the “Program”) in accordance with Rule 22e-4 under the 1940 Act. The Program seeks to assess and manage each Fund’s liquidity risk, i.e., the risk that a Fund is unable to satisfy redemption requests without significantly diluting remaining investors’ interests in the Fund. The Board of Trustees of the Trust has designated GSAM, each Fund’s investment adviser, to administer the Program. Certain aspects of the Program rely on third parties to perform certain functions, including the provision of market data and application of models.

The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence a Fund’s liquidity risk; (2) the periodic classification (no less frequently than monthly) of a Fund’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under Rule 22e-4); (4) for a Fund that does not invest primarily in “highly liquid investments” (as defined under Rule 22e-4), the determination of a minimum percentage of the Fund’s assets that will generally be invested in highly liquid investments (a “Highly Liquid Investment Minimum”); and (5) periodic reporting to the Board of Trustees.

At a meeting of the Board of Trustees on February 8-9, 2022, GSAM provided a written report to the Board addressing the operation, and the adequacy and effectiveness of the implementation, of the Program, including, as applicable, the operation of any Highly Liquid Investment Minimum and any material changes to the Program, for the period from January 1, 2021 through December 31, 2021 (the “Reporting Period”). Among other things, the annual report discussed: (1) the results of stress tests designed to assess liquidity under a hypothetical stressed scenario involving elevated redemptions; (2) an assessment of the methodologies used to classify investments into one of four liquidity categories; and (3) the impact of local holidays in non-U.S. jurisdictions. The report concluded that the Program continues to be reasonably designed to assess and manage liquidity risk and was adequately and effectively implemented during the Reporting Period.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to your Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which it may be subject.

69

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Fund Expenses — Six Month Period Ended April 30, 2022 (Unaudited)

As a shareholder of Class A, Class C, Institutional, Investor, Class R6, Class R and Class P Shares of a Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares), contingent deferred sales charges on redemptions (with respect to Class C Shares), and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (with respect to Class A, Class C and Class R Shares); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class C, Institutional, Investor, Class R6, Class R or Class P Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2021 through April 30, 2022, which represents a period of 181 days in a 365 day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher:

	Income Builder Fund				Rising Dividend Growth Fund
Share Class	Beginning Account Value 11/1/21	Ending Account Value 4/30/22		Expenses Paid for the 6 months ended 4/30/22*	Beginning Account Value 11/1/21	Ending Account Value 4/30/22		Expenses Paid for the 6 months ended 4/30/22*
Class A
Actual	$1,000.00	$941.60		$3.80	$1,000.00	$948.60		$4.98
Hypothetical 5% return	1,000.00	1,020.88	+	3.96	1,000.00	1,019.69	+	5.16
Class C
Actual	1,000.00	938.10		7.40	1,000.00	944.90		8.58
Hypothetical 5% return	1,000.00	1,017.16	+	7.70	1,000.00	1,015.97	+	8.90
Institutional
Actual	1,000.00	943.10		2.22	1,000.00	950.10		3.48
Hypothetical 5% return	1,000.00	1,022.51	+	2.31	1,000.00	1,021.22	+	3.61
Investor
Actual	1,000.00	942.50		2.60	1,000.00	950.40		3.77
Hypothetical 5% return	1,000.00	1,022.12	+	2.71	1,000.00	1,020.93	+	3.91
Class R6
Actual	1,000.00	942.80		2.17	1,000.00	950.80		3.43
Hypothetical 5% return	1,000.00	1,022.56	+	2.26	1,000.00	1,021.27	+	3.56
Class R
Actual	—	—		—	1,000.00	947.90		6.18
Hypothetical 5% return	—	—		—	1,000.00	1,018.45	+	6.41
Class P
Actual	1,000.00	943.20		2.17	1,000.00	950.10		3.43
Hypothetical 5% return	1,000.00	1,022.56	+	2.26	1,000.00	1,021.27	+	3.56

*	Expenses for each share class are calculated using each Fund’s annualized net expense ratio (excluding proxy fees) for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended April 30, 2022. Expenses are calculated by multiplying the annualized net expense ratio (excluding proxy fees) by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class C	Institutional	Investor	Class R6	Class R	Class P
Income Builder	0.79%	1.54%	0.46%	0.54%	0.45%	—	0.45%
Rising Dividend Growth	1.03	1.78	0.72	0.78	0.71	1.28%	0.71

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios (excluding proxy fees) and an assumed rate of return of 5% per year before expenses.

70

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Impact of Russian Invasion of Ukraine (Unaudited)

The Russian invasion of Ukraine has negatively affected the global economy and has resulted in significant disruptions in financial markets and increased macroeconomic uncertainty. In addition, governments around the world have responded to Russia’s invasion by imposing economic sanctions and export controls on certain industry sectors, companies and individuals in or associated with Russia. Russia has imposed its own restrictions against investors and countries outside Russia and has proposed additional measures aimed at non-Russian-owned businesses. Businesses in the U.S. and globally have experienced shortages in materials and increased costs for transportation, energy and raw materials due, in part, to the negative effects of the war on the global economy. The escalation or continuation of the war between Russia and Ukraine or other hostilities presents heightened risks relating to cyber-attacks, the frequency and volume of failures to settle securities transactions, supply chain disruptions, inflation, as well as the potential for increased volatility in commodity, currency and other financial markets. The extent and duration of the war, sanctions and resulting market disruptions, as well as the potential adverse consequences for the Funds’ operations are difficult to predict.

71

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Asset Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $2.13 trillion in assets under supervision as of March 31, 2022, Goldman Sachs Asset Management has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. Goldman Sachs Asset Management leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

Money Market

Financial Square FundsSM

∎	Financial Square Treasury Solutions Fund[1]
∎	Financial Square Government Fund[1]
∎	Financial Square Money Market Fund[2]
∎	Financial Square Prime Obligations Fund[2]
∎	Financial Square Treasury Instruments Fund[1]
∎	Financial Square Treasury Obligations Fund[1]
∎	Financial Square Federal Instruments Fund[1]

Investor FundsSM

∎	Investor Money Market Fund[3]
∎	Investor Tax-Exempt Money Market Fund[3]

Fixed Income

Short Duration and Government

∎	Enhanced Income Fund
∎	High Quality Floating Rate Fund
∎	Short-Term Conservative Income Fund
∎	Short Duration Government Fund
∎	Short Duration Bond Fund[4]
∎	Government Income Fund
∎	Inflation Protected Securities Fund

Multi-Sector

∎	Bond Fund
∎	Core Fixed Income Fund
∎	Global Core Fixed Income Fund
∎	Strategic Income Fund
∎	Income Fund

Municipal and Tax-Free

∎	High Yield Municipal Fund
∎	Dynamic Municipal Income Fund
∎	Short Duration Tax-Free Fund
∎	Municipal Income Completion Fund

Single Sector

∎	Investment Grade Credit Fund
∎	U.S. Mortgages Fund
∎	High Yield Fund
∎	High Yield Floating Rate Fund
∎	Emerging Markets Debt Fund
∎	Local Emerging Markets Debt Fund

Fixed Income Alternatives

∎	Long Short Credit Strategies Fund

Fundamental Equity

∎	Equity Income Fund
∎	Small Cap Growth Fund
∎	Small Cap Value Fund
∎	Small/Mid Cap Value Fund
∎	Mid Cap Value Fund
∎	Large Cap Value Fund
∎	Focused Value Fund
∎	Large Cap Core Fund[5]
∎	Strategic Growth Fund
∎	Small/Mid Cap Growth Fund
∎	Flexible Cap Fund
∎	Concentrated Growth Fund
∎	Technology Opportunities Fund
∎	Mid Cap Growth Fund[6]
∎	Rising Dividend Growth Fund
∎	U.S. Equity ESG Fund
∎	Income Builder Fund

Tax-Advantaged Equity

∎	U.S. Tax-Managed Equity Fund
∎	International Tax-Managed Equity Fund
∎	U.S. Equity Dividend and Premium Fund
∎	International Equity Dividend and Premium Fund

Equity Insights

∎	Small Cap Equity Insights Fund
∎	U.S. Equity Insights Fund
∎	Small Cap Growth Insights Fund
∎	Large Cap Growth Insights Fund
∎	Large Cap Value Insights Fund
∎	Small Cap Value Insights Fund
∎	International Small Cap Insights Fund
∎	International Equity Insights Fund
∎	Emerging Markets Equity Insights Fund

Fundamental Equity International

∎	International Equity Income Fund
∎	International Equity ESG Fund
∎	China Equity Fund
∎	Emerging Markets Equity Fund
∎	ESG Emerging Markets Equity Fund

Alternative

∎	Clean Energy Income Fund
∎	Defensive Equity Fund
∎	Real Estate Securities Fund
∎	Commodity Strategy Fund
∎	Global Real Estate Securities Fund
∎	Absolute Return Tracker Fund
∎	Managed Futures Strategy Fund
∎	MLP Energy Infrastructure Fund
∎	Energy Infrastructure Fund
∎	Multi-Manager Alternatives Fund
∎	Global Infrastructure Fund

Total Portfolio Solutions

∎	Global Managed Beta Fund
∎	Multi-Manager Non-Core Fixed Income Fund
∎	Multi-Manager Global Equity Fund
∎	Multi-Manager International Equity Fund
∎	Tactical Tilt Overlay Fund
∎	Balanced Strategy Portfolio
∎	Multi-Manager U.S. Small Cap Equity Fund
∎	Multi-Manager Real Assets Strategy Fund
∎	Growth and Income Strategy Portfolio
∎	Growth Strategy Portfolio
∎	Dynamic Global Equity Fund
∎	Satellite Strategies Portfolio
∎	Enhanced Dividend Global Equity Portfolio
∎	Tax-Advantaged Global Equity Portfolio
∎	Strategic Factor Allocation Fund
∎	Strategic Volatility Premium Fund
∎	Target Date Retirement Portfolio
∎	Target Date 2025 Portfolio
∎	Target Date 2030 Portfolio
∎	Target Date 2035 Portfolio
∎	Target Date 2040 Portfolio
∎	Target Date 2045 Portfolio
∎	Target Date 2050 Portfolio
∎	Target Date 2055 Portfolio
∎	Target Date 2060 Portfolio
∎	GQG Partners International Opportunities Fund

[1]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[2]	You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[3]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[4]	Effective after the close of business on July 29, 2021, the Goldman Sachs Short Duration Income Fund was renamed the Goldman Sachs Short Duration Bond Fund.
[5]	Effective after the close of business on April 13, 2022, the Goldman Sachs Capital Growth Fund was renamed the Goldman Sachs Large Cap Core Fund.
[6]	Effective after the close of business on April 13, 2022, the Goldman Sachs Growth Opportunities Fund was renamed the Goldman Sachs Mid Cap Growth Fund.
Financial Square FundsSM and Investor FundsSM are registered service marks of Goldman Sachs & Co. LLC.
*	This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES Jessica Palmer, Chair Dwight L. Bush Kathryn A. Cassidy John G. Chou Diana M. Daniels Joaquin Delgado Eileen H. Dowling James A. McNamara Roy W. Templin Gregory G. Weaver Paul C. Wirth	OFFICERS James A. McNamara, President Joseph F. DiMaria, Principal Financial Officer, Principal Accounting Officer and Treasurer Caroline L. Kraus, Secretary

GOLDMAN SACHS & CO. LLC Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our website at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Funds will file their portfolio holdings for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be made available on the SEC’s web site at http://www.sec.gov. Portfolio holdings information may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

All or a portion of the Funds’ distributions may be treated for tax purposes as a return of capital, however, the final characterization of such distributions will be reported annually on Form 1099-DIV. The final tax status of the distributions may differ substantially from the above dividend information.

Fund holdings and allocations shown are unaudited, and may not be representative of current or future investments. Fund holdings and allocations may not include the Funds’ entire investment portfolio, which may change at any time. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

© 2022 Goldman Sachs. All rights reserved. 281659-OTU-1621278 DIVFOSAR-22

Goldman Sachs Funds

Semi-Annual Report	April 30, 2022

Domestic Equity Insights Funds
Large Cap Growth Insights
Large Cap Value Insights
Small Cap Equity Insights
Small Cap Growth Insights
Small Cap Value Insights
U.S. Equity Insights

Goldman Sachs Domestic Equity Insights Funds

∎	LARGE CAP GROWTH INSIGHTS

∎	LARGE CAP VALUE INSIGHTS

∎	SMALL CAP EQUITY INSIGHTS

∎	SMALL CAP GROWTH INSIGHTS

∎	SMALL CAP VALUE INSIGHTS

∎	U.S. EQUITY INSIGHTS

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

MARKET REVIEW

Goldman Sachs Domestic Equity Insights Funds

The following are highlights both of key factors affecting the U.S. equity market and of any key changes made to the Goldman Sachs Domestic Equity Insights Funds (the “Funds”) during the six months ended April 30, 2022 (the “Reporting Period”). Attribution highlights are provided for those Funds that materially outperformed or underperformed their respective benchmarks during the Reporting Period. A fuller review of the markets and these changes will appear in the Funds’ annual shareholder report covering the 12 months ended October 31, 2022.

Market and Economic Review

•

Overall, U.S. equities struggled during the Reporting Period. The Standard & Poor’s 500® Index (the “S&P 500 Index”) ended the Reporting Period with a return of -9.65%. The Russell 3000® Index generated a return of -11.75%.

•

Persistent supply-chain disruptions, hawkish Federal Reserve (“Fed”) policy and inflationary pressures were the common themes during the Reporting Period, while the biggest headlines were COVID-19 variants and the start of the yet ongoing Russia/Ukraine war. (Hawkish tends to suggest higher interest rates; opposite of dovish.)

•

As the Reporting Period began in November 2021, the S&P 500 Index fell, though retail earnings upside surprises and hints of easing supply chain constraints supported the U.S. equity market’s upward trajectory through most of the month.

•	Later in November, a $1 trillion infrastructure bill was signed into law, and Fed Chair Jerome Powell was appointed for a second term, bringing clarity to the Fed’s leadership.

•

However, renewed concerns around COVID-19 developments pressured U.S. equities, with the emergence of the more contagious Omicron variant triggering a sell-off. Persistently high inflation also weighed on market sentiment.

•

In December 2021, the S&P 500 Index rebounded despite record COVID-19 case counts in many U.S. population centers, as studies showed the Omicron variant was generally accompanied by milder symptoms than previous variants.

•	Positive seasonality and the so-called “Santa Rally” also lifted the S&P 500 Index towards the end of the month.

•

The Fed walked back its use of “transitory” in describing the inflationary environment, announced it would double its pace of asset purchase tapering and indicated potential interest rate hikes in 2022.

•	The S&P 500 Index fell in the first quarter of 2022, marking its first quarterly decline since the first quarter of 2020.

•

Fed officials raised short-term interest rates by 25 basis points in March, the first U.S. rate hike since the end of 2018. (A basis point is 1/100th of a percentage point.) Fed officials also forecast six more increases by the end of 2022.

•

The dramatic repricing of the Fed’s interest rate hike path and expectations for a more aggressive balance sheet runoff phase were accelerated due to concerns about elevated and persistent inflation pressures.

•

Tensions arising from geopolitical conflict, most notably Russia’s invasion of Ukraine, also brought about concern, as commodity prices became volatile and the global supply chain came back into question.

•

Among other concerns during the quarter were slowing corporate earnings momentum, the velocity and magnitude of U.S. Treasury yield increases and the overhang of the Omicron variant, which exacerbated supply chain issues and worker shortages.

•	In April 2022, the S&P 500 Index decreased, as U.S. equities remained under pressure, ending the month with its worst one-day return since June 11, 2020 and in correction territory.

•	First-quarter U.S. inflation, as measured by the Consumer Price Index, was reported in April, with the 8.5% year-over-year increase marking the largest 12-month advance since December 1981.

•

Later in the month, Fed Chair Powell confirmed a 50 basis point interest rate hike was on the table for May 2022 and that the Fed was expected to formally announce the start of its balance sheet runoff.

1

MARKET REVIEW

•	Geopolitics continued to weigh on U.S. equities, given that they affected energy prices, which led, in turn, to a drop in consumer sentiment and a potential change in consumer spending trends.

•

Moreover, tightening financial conditions, spans of yield curve inversion (meaning short-term U.S. Treasury yields were higher than longer-term U.S. Treasury yields) and negative real wage growth dynamics drove some recession talk.

•

China’s unwillingness to deviate from its zero-tolerance COVID-19 policy and related lockdowns continued to disrupt supply chains, while labor shortages and negative U.S. Gross Domestic Product growth in the first quarter of 2022 were also prevalent market themes in April, even as the U.S. labor market overall remained strong and early corporate earnings reports appeared positive.

•

For the Reporting Period overall, all segments of the U.S. equity market declined, but value stocks significantly outperformed growth stocks across the capitalization spectrum in part as a potential byproduct of anticipated higher interest rates in the near term.

•

The best performing sectors within the S&P 500 Index during the Reporting Period were energy, consumer staples, utilities and materials, while the weakest performing sectors were communication services, consumer discretionary, financials and information technology.

Fund Changes and Highlights

No material changes were made to the Funds during the Reporting Period.

Goldman Sachs Large Cap Value Insights Fund

•

While absolute returns were disappointing, the Fund outperformed its benchmark, the Russell 1000® Value Index (the “Index”) on a relative basis, during the Reporting Period, with three of its investment themes — High Quality Business Models, Market Themes & Trends and Fundamental Mispricings — adding to performance. The impact of the Sentiment Analysis investment theme was rather neutral during the Reporting Period.

•	High Quality Business Models seeks to identify companies that are generating high quality revenues with sustainable business models and aligned management incentives.

•	Market Themes & Trends seeks to identify companies positively positioned to benefit from themes and trends in the market and macroeconomic environment.

•	Fundamental Mispricings seeks to identify high quality businesses trading at a fair price, which we believe may lead to strong performance over the long run.

•	Sentiment Analysis seeks to identify stocks experiencing improvements in their overall market sentiment.

•

Within individual stock selection, the Fund benefited from its overweight position versus the Index in agricultural processing company Archer-Daniels-Midland and from its underweight in financial services firm JPMorgan Chase. Both positions were driven primarily by our High Quality Business Models and Market Themes & Trends investment themes. The Fund was also helped by an overweight in agricultural fertilizer maker CF Industries Holdings, which was mostly based on our Market Themes & Trends investment theme.

•

Among individual detractors, the Fund was hampered by underweights in Chevron, Exxon Mobil and Pfizer. The underweights in Chevron and Exxon Mobil, both integrated energy companies, were largely driven by our Sentiment Analysis and Fundamental Mispricings investment themes. Our Market Themes & Trends investment theme led to the Fund’s underweight in pharmaceutical company Pfizer.

2

FUND BASICS

Large Cap Growth Insights Fund

as of April 30, 2022

PERFORMANCE REVIEW

November 1, 2021–April 30, 2022	Fund Total Return (based on NAV)[1]	Russell 1000® Growth Index[2]
Class A	-17.93%	-17.84%
Class C	-18.22	-17.84
Institutional	-17.76	-17.84
Service	-17.98	-17.84
Investor	-17.83	-17.84
Class R6	-17.75	-17.84
Class R	-18.02	-17.84
Class P	-17.78	-17.84

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Russell 1000® Growth Index (with dividends reinvested) is an unmanaged market capitalization weighted index of the 1000 largest U.S. companies with higher price-to-book ratios and higher forecasted growth values. The figures for the Russell 1000® Growth Index do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

3

FUND BASICS

TOP TEN HOLDINGS AS OF 4/30/22[3]

Holding	% of Net Assets	Line of Business

Apple, Inc.	12.0%	Technology Hardware, Storage & Peripherals
Microsoft Corp.	10.0	Software
Alphabet, Inc., Class C	5.6	Interactive Media & Services
Amazon.com, Inc.	5.2	Internet & Direct Marketing Retail
Tesla, Inc.	3.8	Automobiles
Meta Platforms, Inc., Class A	2.8	Interactive Media & Services
NVIDIA Corp.	2.3	Semiconductors & Semiconductor Equipment
AbbVie, Inc.	1.5	Biotechnology
Oracle Corp.	1.5	Software
Palo Alto Networks, Inc.	1.3	Software

[3]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND VS. BENCHMARK SECTOR ALLOCATIONS[4]

As of April 30, 2022

[4]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments. Percentages may not sum to 100% due to rounding.

For more information about the Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

4

FUND BASICS

Large Cap Value Insights Fund

as of April 30, 2022

PERFORMANCE REVIEW

November 1, 2021–April 30, 2022	Fund Total Return (based on NAV)[1]	Russell 1000® Value Index[2]
Class A	-2.09%	-3.94%
Class C	-2.46	-3.94
Institutional	-1.90	-3.94
Service	-2.18	-3.94
Investor	-1.96	-3.94
Class R6	-1.89	-3.94
Class R	-2.23	-3.94
Class P	-1.94	-3.94

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Russell 1000® Value Index (with dividends reinvested) is an unmanaged market capitalization weighted index of the 1000 largest U.S. companies with lower price-to-book ratios and lower forecasted growth values. The figures for the Russell 1000® Value Index do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

5

FUND BASICS

TOP TEN HOLDINGS AS OF 4/30/22[3]

Holding	% of Net Assets	Line of Business

Berkshire Hathaway, Inc., Class B	4.0%	Diversified Financial Services
UnitedHealth Group, Inc.	2.5	Health Care Providers & Services
Johnson & Johnson	2.5	Pharmaceuticals
Pfizer, Inc.	1.7	Pharmaceuticals
Merck & Co., Inc.	1.6	Pharmaceuticals
Anthem, Inc.	1.6	Health Care Providers & Services
AT&T, Inc.	1.5	Diversified Telecommunication Services
CSX Corp.	1.4	Road & Rail
Gilead Sciences, Inc.	1.4	Biotechnology
Norfolk Southern Corp.	1.4	Road & Rail

[3]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND VS. BENCHMARK SECTOR ALLOCATIONS[4]

As of April 30, 2022

[4]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments. Percentages may not sum to 100% due to rounding.

For more information about the Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

6

FUND BASICS

Small Cap Equity Insights Fund

as of April 30, 2022

PERFORMANCE REVIEW

November 1, 2021–April 30, 2022	Fund Total Return (based on NAV)[1]	Russell 2000® Index[2]
Class A	-16.42%	-18.38%
Class C	-16.74	-18.38
Institutional	-16.27	-18.38
Service	-16.49	-18.38
Investor	-16.31	-18.38
Class R6	-16.26	-18.38
Class R	-16.53	-18.38
Class P	-16.27	-18.38

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Russell 2000® Index (with dividends reinvested) is an unmanaged index of common stock prices that measures the performance of the 2000 smallest companies in the Russell 3000® Index. The figures for the Russell 2000® Index do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

7

FUND BASICS

TOP TEN HOLDINGS AS OF 4/30/22[3]

Holding	% of Net Assets	Line of Business

Murphy USA, Inc.	0.8%	Specialty Retail
Independence Realty Trust, Inc. REIT	0.8	Equity Real Estate Investment Trusts (REITs)
Range Resources Corp.	0.8	Oil, Gas & Consumable Fuels
National Storage Affiliates Trust REIT	0.8	Equity Real Estate Investment Trusts (REITs)
American Equity Investment Life Holding Co.	0.8	Insurance
Alkermes PLC	0.8	Biotechnology
Vishay Intertechnology, Inc.	0.7	Electronic Equipment, Instruments & Components
Group 1 Automotive, Inc.	0.7	Specialty Retail
Ovintiv, Inc.	0.7	Oil, Gas & Consumable Fuels
International Bancshares Corp.	0.7	Banks
[3]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND VS. BENCHMARK SECTOR ALLOCATIONS[4]

As of April 30, 2022

[4]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Investments in the securities lending reinvestment vehicle represented 1.2% of the Fund’s net assets as of April 30, 2022. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments. Percentages may not sum to 100% due to rounding.

For more information about the Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

8

FUND BASICS

Small Cap Growth Insights Fund

as of April 30, 2022

PERFORMANCE REVIEW

November 1, 2021–April 30, 2022	Fund Total Return (based on NAV)[1]	Russell 2000 Growth® Index[2]
Class A	-25.42%	-26.77%
Class C	-25.79	-26.77
Institutional	-25.29	-26.77
Investor	-25.31	-26.77
Class R6	-25.29	-26.77
Class R	-25.48	-26.77
Class P	-25.29	-26.77

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Russell 2000® Growth Index (with dividends reinvested) is an unmanaged index of common stock prices that measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000® Growth Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

9

FUND BASICS

TOP TEN HOLDINGS AS OF 4/30/22[3]

Holding	% of Net Assets	Line of Business

EastGroup Properties, Inc. REIT	1.3%	Equity Real Estate Investment Trusts (REITs)
Murphy USA, Inc.	1.1	Specialty Retail
Mimecast Ltd.	1.1	Software
National Storage Affiliates Trust REIT	1.0	Equity Real Estate Investment Trusts (REITs)
Lattice Semiconductor Corp.	1.0	Semiconductors & Semiconductor Equipment
Alkermes PLC	1.0	Biotechnology
WillScot Mobile Mini Holdings Corp.	1.0	Construction & Engineering
Medpace Holdings, Inc.	1.0	Life Sciences Tools & Services
RLI Corp.	0.9	Insurance
ACI Worldwide, Inc.	0.9	Software

[3]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND VS. BENCHMARK SECTOR ALLOCATIONS[4]

As of April 30, 2022

[4]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Investments in the securities lending reinvestment vehicle represented 1.9% of the Fund’s net assets as of April 30, 2022. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments. Percentages may not sum to 100% due to rounding.

For more information about the Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

10

FUND BASICS

Small Cap Value Insights Fund

as of April 30, 2022

PERFORMANCE REVIEW

November 1, 2021–April 30, 2022	Fund Total Return (based on NAV)[1]	Russell 2000® Value Index[2]

Class A	-8.17%	-9.50%
Class C	-8.46	-9.50
Institutional	-7.98	-9.50
Investor	-8.04	-9.50
Class R6	-7.97	-9.50
Class R	-8.25	-9.50
Class P	-7.98	-9.50

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Russell 2000® Value Index (with dividends reinvested) is an unmanaged index of common stock prices that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2000® Value Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

11

FUND BASICS

TOP TEN HOLDINGS AS OF 4/30/22[3]

Holding	% of Net Assets	Line of Business

Ovintiv, Inc.	1.2%	Oil, Gas & Consumable Fuels
Range Resources Corp.	1.2	Oil, Gas & Consumable Fuels
Independence Realty Trust, Inc. REIT	1.0	Equity Real Estate Investment Trusts (REITs)
Terreno Realty Corp. REIT	1.0	Equity Real Estate Investment Trusts (REITs)
Antero Resources Corp.	0.9	Oil, Gas & Consumable Fuels
SM Energy Co.	0.8	Oil, Gas & Consumable Fuels
American Equity Investment Life Holding Co.	0.8	Insurance
Group 1 Automotive, Inc.	0.8	Specialty Retail
Murphy Oil Corp.	0.8	Oil, Gas & Consumable Fuels
FirstCash Holdings, Inc.	0.8	Consumer Finance

[3]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND VS. BENCHMARK SECTOR ALLOCATIONS[4]

As of April 30, 2022

[4]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Investments in the securities lending reinvestment vehicle represented 1.1% of the Fund’s net assets as of April 30, 2022. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments. Percentages may not sum to 100% due to rounding.

For more information about the Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

12

FUND BASICS

U.S. Equity Insights Fund

as of April 30, 2022

PERFORMANCE REVIEW

November 1, 2021–April 30, 2022	Fund Total Return (based on NAV)[1]	S&P 500® Index[2]
Class A	-10.42%	-9.65%
Class C	-10.76	-9.65
Institutional	-10.25	-9.65
Service	-10.48	-9.65
Investor	-10.30	-9.65
Class R6	-10.24	-9.65
Class R	-10.53	-9.65
Class P	-10.26	-9.65

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The S&P 500® Index (with dividends reinvested) is the Standard & Poor’s 500 Composite Index of 500 stocks, an unmanaged index of common stock prices. The figures for the S&P 500® Index do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

13

FUND BASICS

TOP TEN HOLDINGS AS OF 4/30/22[3]

Holding	% of Net Assets	Line of Business

Apple, Inc.	6.3%	Technology Hardware, Storage & Peripherals
Microsoft Corp.	5.2	Software
Alphabet, Inc., Class C	3.7	Interactive Media & Services
Berkshire Hathaway, Inc., Class B	2.7	Diversified Financial Services
Amazon.com, Inc.	2.4	Internet & Direct Marketing Retail
Tesla, Inc.	2.1	Automobiles
Meta Platforms, Inc., Class A	1.6	Interactive Media & Services
Merck & Co., Inc.	1.5	Pharmaceuticals
UnitedHealth Group, Inc.	1.5	Health Care Providers & Services
AbbVie, Inc.	1.4	Biotechnology

[3]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND VS. BENCHMARK SECTOR ALLOCATIONS[4]

As of April 30, 2022

[4]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments. Percentages may not sum to 100% due to rounding.

For more information about the Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

14

GOLDMAN SACHS LARGE CAP GROWTH INSIGHTS FUND

Schedule of Investments

April 30, 2022 (Unaudited)

Shares	Description	Value

Common Stocks – 98.8%
Automobiles – 4.5%
222,784	General Motors Co.*	$8,445,741
48,967	Tesla, Inc.*	42,638,505

		51,084,246

Banks – 0.2%
5,959	East West Bancorp, Inc.	424,877
7,626	PacWest Bancorp	250,819
21,609	Prosperity Bancshares, Inc.	1,412,796
6,904	Wintrust Financial Corp.	602,857

		2,691,349

Beverages – 0.7%
82,596	Monster Beverage Corp.*	7,076,825
3,245	PepsiCo, Inc.	557,199

		7,634,024

Biotechnology – 4.9%
115,721	AbbVie, Inc.	16,997,101
32,961	Biogen, Inc.*	6,837,430
43,301	Exelixis, Inc.*	967,344
187,064	Gilead Sciences, Inc.	11,100,378
61,659	Horizon Therapeutics PLC*	6,077,111
117,985	Incyte Corp.*	8,844,156
24,903	Moderna, Inc.*	3,347,212
8,045	Sarepta Therapeutics, Inc.*	581,814
3,716	Seagen, Inc.*	486,833

		55,239,379

Capital Markets – 0.9%
35,586	Ameriprise Financial, Inc.	9,447,727
3,711	MarketAxess Holdings, Inc.	978,257

		10,425,984

Chemicals – 0.1%
10,717	CF Industries Holdings, Inc.	1,037,727

Commercial Services & Supplies – 0.8%
21,093	Cintas Corp.	8,379,405

Communications Equipment – 0.0%(a)
3,753	Arista Networks, Inc.*	433,734

Construction & Engineering – 0.3%
41,395	MasTec, Inc.*	2,980,854

Consumer Finance – 0.7%
222,975	Synchrony Financial	8,207,710

Distributors – 1.0%
229,590	LKQ Corp.	11,394,552

Diversified Consumer Services – 0.3%
123,056	H&R Block, Inc.	3,208,070

Diversified Financial Services – 0.5%
18,894	Berkshire Hathaway, Inc., Class B*	6,099,550

Electronic Equipment, Instruments & Components – 0.2%
33,354	Corning, Inc.	1,173,727

Common Stocks – (continued)
Electronic Equipment, Instruments & Components – (continued)
2,263	Teledyne Technologies, Inc.*	976,598

		2,150,325

Entertainment – 1.0%
111,669	Live Nation Entertainment, Inc.*	11,711,845

Equity Real Estate Investment Trusts (REITs) – 3.4%
69,547	Camden Property Trust REIT	10,911,229
86,760	Equity LifeStyle Properties, Inc. REIT	6,704,813
55,942	Life Storage, Inc. REIT	7,411,755
9,026	Public Storage REIT	3,353,159
81,197	Simon Property Group, Inc. REIT	9,581,246

		37,962,202

Food & Staples Retailing – 0.8%
9,281	Casey’s General Stores, Inc.	1,868,265
12,979	Costco Wholesale Corp.	6,901,194

		8,769,459

Food Products – 0.2%
11,395	Hershey Co. (The)	2,572,649

Health Care Equipment & Supplies – 0.8%
1,179	ABIOMED, Inc.*	337,878
21,935	Align Technology, Inc.*	6,359,176
8,820	Masimo Corp.*	996,395
3,669	Teleflex, Inc.	1,047,940

		8,741,389

Health Care Providers & Services – 1.5%
43,096	HCA Healthcare, Inc.	9,246,247
24,765	Molina Healthcare, Inc.*	7,762,589

		17,008,836

Hotels, Restaurants & Leisure – 5.5%
7,505	Boyd Gaming Corp.	454,653
81,610	Choice Hotels International, Inc.	11,462,940
26,653	Expedia Group, Inc.*	4,657,612
83,240	Hilton Worldwide Holdings, Inc.*	12,926,340
79,210	Marriott International, Inc., Class A*	14,061,359
25,841	Travel + Leisure Co.	1,433,659
18,845	Vail Resorts, Inc.	4,789,645
132,091	Wyndham Hotels & Resorts, Inc.	11,618,724

		61,404,932

Household Durables – 0.2%
618	NVR, Inc.*	2,704,498

Household Products – 0.2%
12,921	Clorox Co. (The)	1,853,776

Insurance – 0.0%(a)
1,789	RenaissanceRe Holdings Ltd. (Bermuda)	256,757

Interactive Media & Services – 8.5%
27,473	Alphabet, Inc., Class C*	63,169,493
159,461	Meta Platforms, Inc., Class A*	31,967,147

		95,136,640

The accompanying notes are an integral part of these financial statements.	15

GOLDMAN SACHS LARGE CAP GROWTH INSIGHTS FUND

Schedule of Investments (continued)

April 30, 2022 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Internet & Direct Marketing Retail – 5.2%
23,457	Amazon.com, Inc.*	$58,305,423
15,231	Chewy, Inc., Class A*(b)	442,613

		58,748,036

IT Services – 5.7%
1,643	Cloudflare, Inc., Class A*	141,528
13,202	EPAM Systems, Inc.*	3,498,398
69,564	Euronet Worldwide, Inc.*	8,462,461
44,796	Gartner, Inc.*	13,015,478
24,667	Genpact Ltd.	993,340
19,934	Mastercard, Inc., Class A	7,243,617
24,068	Okta, Inc.*	2,871,553
102,262	PayPal Holdings, Inc.*	8,991,898
25,801	Snowflake, Inc., Class A*	4,423,323
20,662	VeriSign, Inc.*	3,692,093
45,649	Visa, Inc., Class A	9,729,171
77,483	Western Union Co. (The)	1,298,615

		64,361,475

Leisure Products – 0.3%
120,505	Mattel, Inc.*	2,929,476

Life Sciences Tools & Services – 4.8%
112,905	Agilent Technologies, Inc.	13,466,179
263,555	Avantor, Inc.*	8,402,133
170,299	Bruker Corp.	9,790,490
36,833	IQVIA Holdings, Inc.*	8,029,226
17,158	Maravai LifeSciences Holdings, Inc., Class A*	527,265
10,305	Mettler-Toledo International, Inc.*	13,164,947
5,115	Syneos Health, Inc.*	373,855
1,927	Waters Corp.*	583,920

		54,338,015

Machinery – 2.6%
60,941	Caterpillar, Inc.	12,830,518
43,600	Illinois Tool Works, Inc.	8,593,996
102,445	Otis Worldwide Corp.	7,462,094

		28,886,608

Media – 0.8%
15,457	Charter Communications, Inc., Class A*	6,623,170
13,574	Nexstar Media Group, Inc., Class A	2,150,393

		8,773,563

Metals & Mining – 0.0%(a)
8,105	Freeport-McMoRan, Inc.	328,658

Pharmaceuticals – 0.0%(a)
8,240	Perrigo Co. PLC	282,632

Professional Services – 0.0%(a)
3,248	CoStar Group, Inc.*	206,638

Road & Rail – 1.3%
334,929	CSX Corp.	11,501,462
73,570	Lyft, Inc., Class A*	2,398,382

Common Stocks – (continued)
Road & Rail – (continued)
1,596	Union Pacific Corp.	$373,927

		14,273,771

Semiconductors & Semiconductor Equipment – 7.3%
147,243	Advanced Micro Devices, Inc.*	12,592,221
46,356	Applied Materials, Inc.	5,115,385
22,899	Broadcom, Inc.	12,694,977
4,608	Enphase Energy, Inc.*	743,731
19,494	First Solar, Inc.*	1,423,647
8,301	KLA Corp.	2,650,177
17,459	Lam Research Corp.	8,131,704
16,169	Microchip Technology, Inc.	1,054,219
139,194	NVIDIA Corp.	25,816,311
15,963	ON Semiconductor Corp.*	831,832
75,448	QUALCOMM, Inc.	10,539,331
8,622	Teradyne, Inc.	909,276

		82,502,811

Software – 20.0%
32,120	Crowdstrike Holdings, Inc., Class A*	6,384,171
14,850	Datadog, Inc., Class A*	1,793,583
3,610	Fair Isaac Corp.*	1,348,371
43,897	Fortinet, Inc.*	12,686,672
29,557	Intuit, Inc.	12,376,994
59,923	Manhattan Associates, Inc.*	7,822,948
407,380	Microsoft Corp.	113,056,098
9,702	New Relic, Inc.*	613,846
223,823	Oracle Corp.	16,428,608
25,216	Palo Alto Networks, Inc.*	14,153,236
43,144	Paycom Software, Inc.*	12,143,742
26,427	ServiceNow, Inc.*	12,634,749
24,041	Synopsys, Inc.*	6,894,718
32,277	VMware, Inc., Class A	3,487,207
15,099	Zscaler, Inc.*	3,061,171

		224,886,114

Specialty Retail – 1.5%
1,338	AutoZone, Inc.*	2,616,419
2,115	GameStop Corp., Class A*	264,523
27,440	Home Depot, Inc. (The)	8,242,976
87,365	TJX Cos., Inc. (The)	5,353,727

		16,477,645

Technology Hardware, Storage & Peripherals – 12.0%
859,389	Apple, Inc.	135,482,676

Trading Companies & Distributors – 0.1%
2,353	United Rentals, Inc.*	744,771

TOTAL COMMON STOCKS
(Cost $776,195,189)		$1,112,312,781

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $776,195,189)		$1,112,312,781

16	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LARGE CAP GROWTH INSIGHTS FUND

Shares	Dividend Rate	Value

Securities Lending Reinvestment Vehicle – 0.0%(a)(c)
Goldman Sachs Financial Square Government Fund – Institutional Shares
475,200	0.317%	$475,200
(Cost $475,200)

TOTAL INVESTMENTS – 98.8%
(Cost $776,670,389)		$1,112,787,981

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.2%		13,409,234

NET ASSETS – 100.0%		$1,126,197,215

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Less than 0.05%

(b)	All or a portion of security is on loan.

(c)	Represents an affiliated issuer.

Investment Abbreviations:
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.	17

GOLDMAN SACHS LARGE CAP VALUE INSIGHTS FUND

Schedule of Investments

April 30, 2022 (Unaudited)

Shares	Description	Value

Common Stocks – 99.2%
Aerospace & Defense – 1.8%
22,832	General Dynamics Corp.	$5,400,453
62,097	Howmet Aerospace, Inc.	2,118,750

		7,519,203

Automobiles – 2.1%
227,370	Ford Motor Co.	3,219,559
137,032	General Motors Co.*	5,194,883

		8,414,442

Banks – 3.2%
37,332	Bank of America Corp.	1,332,006
14,456	East West Bancorp, Inc.	1,030,713
27,405	JPMorgan Chase & Co.	3,271,061
69,558	KeyCorp	1,343,165
40,905	PacWest Bancorp	1,345,365
42,121	Prosperity Bancshares, Inc.	2,753,871
57,565	Regions Financial Corp.	1,192,747
10,706	Wintrust Financial Corp.	934,848

		13,203,776

Beverages – 0.1%
11,963	Keurig Dr Pepper, Inc.	447,416

Biotechnology – 3.4%
22,435	Biogen, Inc.*	4,653,916
94,020	Gilead Sciences, Inc.	5,579,147
19,578	Horizon Therapeutics PLC*	1,929,608
6,630	Vertex Pharmaceuticals, Inc.*	1,811,449

		13,974,120

Building Products – 0.5%
8,698	Lennox International, Inc.	1,854,327

Capital Markets – 3.2%
756	Ameriprise Financial, Inc.	200,711
21,416	CME Group, Inc.	4,697,385
44,723	Intercontinental Exchange, Inc.	5,179,371
38,844	Morgan Stanley	3,130,438

		13,207,905

Chemicals – 3.8%
22,160	Air Products and Chemicals, Inc.	5,186,991
48,011	CF Industries Holdings, Inc.	4,648,905
42,265	Corteva, Inc.	2,438,268
20,033	Dow, Inc.	1,332,194
3,879	International Flavors & Fragrances, Inc.	470,523
22,816	Mosaic Co. (The)	1,424,175

		15,501,056

Commercial Services & Supplies – 2.0%
3,324	Clean Harbors, Inc.*	348,787
35,637	Republic Services, Inc.	4,784,980
19,214	Waste Management, Inc.	3,159,550

		8,293,317

Communications Equipment – 1.3%
103,691	Cisco Systems, Inc.	5,078,785

Common Stocks – (continued)
Construction & Engineering – 0.6%
5,266	AECOM	371,569
26,362	MasTec, Inc.*	1,898,328

		2,269,897

Construction Materials – 0.5%
3,100	Eagle Materials, Inc.	382,292
10,542	Vulcan Materials Co.	1,816,281

		2,198,573

Consumer Finance – 2.0%
33,004	Capital One Financial Corp.	4,112,958
105,912	Synchrony Financial	3,898,621

		8,011,579

Containers & Packaging – 1.2%
55,172	International Paper Co.	2,553,360
13,819	Packaging Corp. of America	2,227,208

		4,780,568

Distributors – 1.1%
89,688	LKQ Corp.	4,451,215

Diversified Financial Services – 4.5%
50,388	Berkshire Hathaway, Inc., Class B*	16,266,758
66,269	Equitable Holdings, Inc.	1,910,535

		18,177,293

Diversified Telecommunication Services – 1.5%
316,831	AT&T, Inc.	5,975,432
3,769	Verizon Communications, Inc.	174,505

		6,149,937

Electric Utilities – 2.6%
11,075	American Electric Power Co., Inc.	1,097,644
53,588	Eversource Energy	4,683,591
3,991	NextEra Energy, Inc.	283,441
63,047	Xcel Energy, Inc.	4,618,823

		10,683,499

Electrical Equipment – 1.8%
27,728	AMETEK, Inc.	3,500,937
41,354	Emerson Electric Co.	3,729,304

		7,230,241

Electronic Equipment, Instruments & Components – 1.0%
27,406	Corning, Inc.	964,417
7,457	Teledyne Technologies, Inc.*	3,218,069

		4,182,486

Energy Equipment & Services – 0.4%
41,802	Schlumberger NV	1,630,696

Entertainment – 2.2%
41,174	Live Nation Entertainment, Inc.*	4,318,329
30,153	Walt Disney Co. (The)*	3,365,979
76,646	Warner Bros Discovery, Inc.*	1,391,125

		9,075,433

18	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LARGE CAP VALUE INSIGHTS FUND

Shares	Description	Value

Common Stocks – (continued)
Equity Real Estate Investment Trusts (REITs) – 6.7%
94,781	American Homes 4 Rent, Class A REIT	$3,754,275
27,424	Camden Property Trust REIT	4,302,551
31,736	Equity Residential REIT	2,586,484
66,288	First Industrial Realty Trust, Inc. REIT	3,844,704
63,118	Host Hotels & Resorts, Inc. REIT	1,284,451
26,888	Life Storage, Inc. REIT	3,562,391
22,773	Mid-America Apartment Communities, Inc. REIT	4,478,994
30,528	Rexford Industrial Realty, Inc. REIT	2,382,405
23,093	Weyerhaeuser Co. REIT	951,894

		27,148,149

Food & Staples Retailing – 1.2%
17,524	Casey’s General Stores, Inc.	3,527,581
15,808	Kroger Co. (The)	853,000
2,806	Walmart, Inc.	429,290

		4,809,871

Food Products – 2.7%
56,214	Archer-Daniels-Midland Co.	5,034,526
36,623	Bunge Ltd.	4,142,794
25,453	Darling Ingredients, Inc.*	1,867,995

		11,045,315

Health Care Equipment & Supplies – 2.4%
123,574	Boston Scientific Corp.*	5,203,701
37,850	Medtronic PLC	3,950,026
2,130	Teleflex, Inc.	608,371

		9,762,098

Health Care Providers & Services – 6.6%
13,278	Anthem, Inc.	6,664,626
17,877	Centene Corp.*	1,439,992
4,737	Cigna Corp.	1,168,997
4,977	HCA Healthcare, Inc.	1,067,815
1,337	Humana, Inc.	594,377
13,168	Molina Healthcare, Inc.*	4,127,510
20,342	UnitedHealth Group, Inc.	10,344,924
12,820	Universal Health Services, Inc., Class B	1,570,835

		26,979,076

Hotels, Restaurants & Leisure – 3.4%
151,627	Carnival Corp.*	2,623,147
29,374	Hilton Worldwide Holdings, Inc.*	4,561,488
17,045	Hyatt Hotels Corp., Class A*	1,618,593
21,036	Marriott International, Inc., Class A*	3,734,311
4,432	Marriott Vacations Worldwide Corp.	661,831
8,853	Wyndham Hotels & Resorts, Inc.	778,710

		13,978,080

Household Durables – 0.8%
9,997	Garmin Ltd.	1,097,071
11,279	Whirlpool Corp.	2,047,364

		3,144,435

Household Products – 1.0%
3,521	Kimberly-Clark Corp.	488,821

Common Stocks – (continued)
Household Products – (continued)
23,446	Procter & Gamble Co. (The)	3,764,255

		4,253,076

Insurance – 4.2%
21,742	American International Group, Inc.	1,272,124
23,801	Arch Capital Group Ltd.*	1,086,992
2,059	Cincinnati Financial Corp.	252,557
33,589	Globe Life, Inc.	3,294,409
18,511	Loews Corp.	1,163,231
25,499	Marsh & McLennan Cos., Inc.	4,123,188
46,679	MetLife, Inc.	3,065,877
17,138	Reinsurance Group of America, Inc.	1,839,250
6,474	Travelers Cos., Inc. (The)	1,107,443

		17,205,071

Interactive Media & Services – 0.3%
461	Alphabet, Inc., Class A*	1,052,090

IT Services – 2.4%
14,983	DXC Technology Co.*	430,012
722	Fidelity National Information Services, Inc.	71,586
14,394	Gartner, Inc.*	4,182,177
13,708	Genpact Ltd.	552,021
20,958	VeriSign, Inc.*	3,744,985
53,118	Western Union Co. (The)	890,258

		9,871,039

Life Sciences Tools & Services – 2.4%
6,004	Agilent Technologies, Inc.	716,097
20,032	IQVIA Holdings, Inc.*	4,366,776
21,056	QIAGEN NV*	955,311
8,562	Syneos Health, Inc.*	625,796
5,760	Thermo Fisher Scientific, Inc.	3,184,819

		9,848,799

Machinery – 1.4%
65,627	Otis Worldwide Corp.	4,780,271
3,125	Parker-Hannifin Corp.	846,312

		5,626,583

Media – 1.7%
441	Charter Communications, Inc., Class A*	188,964
1,887	Comcast Corp., Class A	75,027
21,478	Liberty Broadband Corp., Class C*	2,401,670
122,246	News Corp., Class A	2,427,806
10,175	Nexstar Media Group, Inc., Class A	1,611,923

		6,705,390

Metals & Mining – 0.8%
77,937	Freeport-McMoRan, Inc.	3,160,345

Mortgage Real Estate Investment Trusts (REITs) – 0.3%
182,986	Annaly Capital Management, Inc. REIT	1,174,770

Multi-Utilities – 1.1%
64,276	CMS Energy Corp.	4,415,118

The accompanying notes are an integral part of these financial statements.	19

GOLDMAN SACHS LARGE CAP VALUE INSIGHTS FUND

Schedule of Investments (continued)

April 30, 2022 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Oil, Gas & Consumable Fuels – 4.8%
13,944	Chevron Corp.	$2,184,606
49,567	ConocoPhillips	4,734,640
59,199	Exxon Mobil Corp.	5,046,715
16,065	Hess Corp.	1,655,820
58,870	Kinder Morgan, Inc.	1,068,491
49,437	Marathon Oil Corp.	1,231,970
22,889	ONEOK, Inc.	1,449,560
31,701	Targa Resources Corp.	2,327,170

		19,698,972

Pharmaceuticals – 6.8%
46,940	Elanco Animal Health, Inc.*	1,188,051
56,797	Johnson & Johnson	10,249,587
75,158	Merck & Co., Inc.	6,665,763
6,920	Organon & Co.	223,724
62,779	Perrigo Co. PLC	2,153,320
142,348	Pfizer, Inc.	6,985,016

		27,465,461

Road & Rail – 2.8%
167,897	CSX Corp.	5,765,583
21,265	Norfolk Southern Corp.	5,483,818

		11,249,401

Semiconductors & Semiconductor Equipment – 1.5%
25,799	First Solar, Inc.*	1,884,101
56,503	Micron Technology, Inc.	3,852,940
5,855	ON Semiconductor Corp.*	305,104

		6,042,145

Software – 1.6%
3,581	Fortinet, Inc.*	1,034,945

Common Stocks – (continued)
Software – (continued)
14,182	Oracle Corp.	1,040,959
1,592	Paycom Software, Inc.*	448,100
37,416	VMware, Inc., Class A	4,042,425

		6,566,429

Specialty Retail – 0.8%
12,657	AutoNation, Inc.*	1,467,073
899	AutoZone, Inc.*	1,757,967

		3,225,040

Technology Hardware, Storage & Peripherals – 0.7%
37,321	Dell Technologies, Inc., Class C	1,754,460
71,247	Hewlett Packard Enterprise Co.	1,097,917

		2,852,377

TOTAL INVESTMENTS – 99.2%
(Cost $394,993,071)		$403,614,894

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.8%		3,423,139

NET ASSETS – 100.0%		$407,038,033

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

Investment Abbreviations:
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At April 30, 2022, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
S&P 500 E-Mini Index	7	06/17/22	$1,565,410	$(120,785)

20	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP EQUITY INSIGHTS FUND

Schedule of Investments

April 30, 2022 (Unaudited)

Shares	Description	Value

Common Stocks – 98.9%
Aerospace & Defense – 0.4%
17,270	AAR Corp.*	$811,345
6,050	Kratos Defense & Security Solutions, Inc.*	91,778
30,089	Vectrus, Inc.*	1,086,213

		1,989,336

Auto Components – 0.4%
11,771	Cooper-Standard Holdings, Inc.*	54,264
10,618	Fox Factory Holding Corp.*	869,402
58,146	Goodyear Tire & Rubber Co. (The)*	774,505
519	Patrick Industries, Inc.	32,308

		1,730,479

Automobiles – 0.0%(a)
8,098	Fisker, Inc.*(b)	81,466

Banks – 8.5%
31,381	1st Source Corp.	1,357,856
1,861	American National Bankshares, Inc.	64,651
14,366	Atlantic Union Bankshares Corp.	485,284
72,781	Bancorp, Inc. (The)*	1,651,401
20,034	BankUnited, Inc.	752,076
54,468	Cadence Bank	1,363,879
6,819	Capital City Bank Group, Inc.	174,635
98,839	Central Pacific Financial Corp.	2,389,927
79,706	Columbia Banking System, Inc.	2,238,144
19,186	Community Bank System, Inc.	1,235,578
34,193	CrossFirst Bankshares, Inc.*	438,012
236,030	First BanCorp. (Puerto Rico)	3,212,368
6,534	First Bancshares, Inc. (The)	210,329
12,642	First Bank	180,275
27,496	First Commonwealth Financial Corp.	370,646
37,038	First Financial Bancorp	757,427
7,871	First Financial Bankshares, Inc.	314,683
9,481	Great Southern Bancorp, Inc.	537,952
2,592	Guaranty Bancshares, Inc.	89,165
33,254	Hancock Whitney Corp.	1,555,290
67,358	Hanmi Financial Corp.	1,559,338
5,187	HarborOne Bancorp, Inc.	69,454
101,919	Hilltop Holdings, Inc.	2,597,915
7,825	HomeTrust Bancshares, Inc.	211,510
90,058	Hope Bancorp, Inc.	1,287,829
4,395	Independent Bank Corp.	86,757
82,111	International Bancshares Corp.	3,267,197
5,949	Macatawa Bank Corp.	52,054
48,655	OFG Bancorp (Puerto Rico)	1,293,250
35,004	Origin Bancorp, Inc.	1,318,951
1,622	Peoples Financial Services Corp.	80,516
6,715	Sandy Spring Bancorp, Inc.	263,698
9,272	Sierra Bancorp	201,666
3,603	Silvergate Capital Corp., Class A*	421,407
5,678	Southern First Bancshares, Inc.*	259,485
31,334	Texas Capital Bancshares, Inc.*	1,609,314
72,293	Towne Bank	1,993,118
79,353	Trustmark Corp.	2,212,362
7,630	UMB Financial Corp.	688,073

Common Stocks – (continued)
Banks – (continued)
5,831	United Community Banks, Inc.	175,746

		39,029,218

Beverages – 0.4%
4,120	Coca-Cola Consolidated, Inc.	1,818,980

Biotechnology – 7.1%
77,380	ACADIA Pharmaceuticals, Inc.*	1,426,887
62,003	Akebia Therapeutics, Inc.*	25,744
1,550	Albireo Pharma, Inc.*	49,321
10,052	Aldeyra Therapeutics, Inc.*	30,860
17,538	Alector, Inc.*	168,365
119,339	Alkermes PLC*	3,442,930
8,042	Allakos, Inc.*	30,318
49,064	Allogene Therapeutics, Inc.*	409,684
26,024	ALX Oncology Holdings, Inc.*	332,587
178,412	Amicus Therapeutics, Inc.*	1,263,157
11,659	AnaptysBio, Inc.*	272,821
21,911	Anavex Life Sciences Corp.*	188,215
3,497	Anika Therapeutics, Inc.*	75,290
7,612	Apellis Pharmaceuticals, Inc.*	331,350
50,975	Arrowhead Pharmaceuticals, Inc.*	2,095,582
36,539	Avid Bioservices, Inc.*	491,815
12,998	Beam Therapeutics, Inc.*	487,815
49,580	BioCryst Pharmaceuticals, Inc.*	460,598
513	Biohaven Pharmaceutical Holding Co. Ltd.*	45,744
27,002	Bioxcel Therapeutics, Inc.*(b)	353,996
24,462	Bridgebio Pharma, Inc.*	196,185
55,829	Cardiff Oncology, Inc.*	74,811
12,813	CareDx, Inc.*	390,028
9,607	Caribou Biosciences, Inc.*(b)	71,092
113,495	Catalyst Pharmaceuticals, Inc.*	864,832
9,198	ChemoCentryx, Inc.*	169,795
29,446	Denali Therapeutics, Inc.*	700,815
14,233	Design Therapeutics, Inc.*	169,942
130,030	Dynavax Technologies Corp.*	1,148,165
24,435	Eagle Pharmaceuticals, Inc.*	1,078,317
28,731	Eiger BioPharmaceuticals, Inc.*	197,382
8,503	Emergent BioSolutions, Inc.*	275,327
70,589	Erasca, Inc.*(b)	513,888
6,092	Fate Therapeutics, Inc.*	173,988
21,907	Global Blood Therapeutics, Inc.*	672,545
7,916	Gossamer Bio, Inc.*	54,700
34,851	Halozyme Therapeutics, Inc.*	1,390,555
115,826	Heron Therapeutics, Inc.*	523,534
12,585	IGM Biosciences, Inc.*	210,673
15,100	Inhibrx, Inc.*	239,335
26,986	Insmed, Inc.*	592,882
3,525	Intellia Therapeutics, Inc.*	172,831
24,939	Intercept Pharmaceuticals, Inc.*(b)	391,792
2,944	iTeos Therapeutics, Inc.*	78,575
15,630	IVERIC bio, Inc.*	216,475
16,365	KalVista Pharmaceuticals, Inc.*	208,326
2,918	Karuna Therapeutics, Inc.*	325,240
18,998	Karyopharm Therapeutics, Inc.*	115,888
65,097	Kezar Life Sciences, Inc.*	773,352

The accompanying notes are an integral part of these financial statements.	21

GOLDMAN SACHS SMALL CAP EQUITY INSIGHTS FUND

Schedule of Investments (continued)

April 30, 2022 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Biotechnology – (continued)
13,898	Kodiak Sciences, Inc.*	$83,666
15,485	Kronos Bio, Inc.*	73,244
2,887	Madrigal Pharmaceuticals, Inc.*	202,090
201,415	MannKind Corp.*	630,429
7,929	MeiraGTx Holdings PLC*	81,589
11,541	Nkarta, Inc.*	212,816
122,492	Organogenesis Holdings, Inc.*	788,848
129,323	Precision BioSciences, Inc.*	257,353
12,341	Protagonist Therapeutics, Inc.*	112,180
24,722	Prothena Corp. PLC (Ireland)*	720,894
34,620	Puma Biotechnology, Inc.*	81,703
62,290	Radius Health, Inc.*	426,064
28,584	Rhythm Pharmaceuticals, Inc.*	178,936
179,176	Selecta Biosciences, Inc.*	137,303
50,570	Seres Therapeutics, Inc.*	239,196
2,484	SpringWorks Therapeutics, Inc.*	106,588
33,105	Sutro Biopharma, Inc.*	198,961
28,494	Travere Therapeutics, Inc.*	716,054
14,588	Turning Point Therapeutics, Inc.*	429,471
5,680	Twist Bioscience Corp.*	163,811
174,390	Vanda Pharmaceuticals, Inc.*	1,729,949
86,306	VBI Vaccines, Inc.*(b)	107,882
7,659	Veracyte, Inc.*	156,780
3,403	Verve Therapeutics, Inc.*	50,773
19,533	Vir Biotechnology, Inc.*	397,497
4,241	XBiotech, Inc.	32,910
3,890	Xencor, Inc.*	97,172
10,617	Zentalis Pharmaceuticals, Inc.*	281,563

		32,670,071

Building Products – 0.3%
608	CSW Industrials, Inc.	64,150
16,514	UFP Industries, Inc.	1,277,688

		1,341,838

Capital Markets – 1.7%
39,024	Focus Financial Partners, Inc., Class A*	1,539,497
7,859	Houlihan Lokey, Inc.	654,576
53,314	Moelis & Co., Class A	2,359,678
60,500	Oppenheimer Holdings, Inc., Class A	1,949,310
8,283	Virtus Investment Partners, Inc.	1,467,416

		7,970,477

Chemicals – 1.8%
5,268	AdvanSix, Inc.	234,637
7,314	Avient Corp.	360,141
34,438	FutureFuel Corp.	327,505
32,964	Innospec, Inc.	3,141,799
4,143	Intrepid Potash, Inc.*	317,271
11,874	Koppers Holdings, Inc.	288,063
23,470	Minerals Technologies, Inc.	1,492,927
126,259	Tronox Holdings PLC, Class A	2,171,655

		8,333,998

Commercial Services & Supplies – 1.1%
21,520	ACCO Brands Corp.	157,741
12,596	BrightView Holdings, Inc.*	159,465

Common Stocks – (continued)
Commercial Services & Supplies – (continued)
5,382	Casella Waste Systems, Inc., Class A*	442,616
3,249	Cimpress PLC (Ireland)*	164,107
73,219	Ennis, Inc.	1,263,028
6,477	Harsco Corp.*	66,195
17,109	Healthcare Services Group, Inc.	292,393
66,747	Heritage-Crystal Clean, Inc.*	1,822,193
16,331	Matthews International Corp., Class A	486,827
1,087	UniFirst Corp.	187,290

		5,041,855

Communications Equipment – 1.0%
16,570	Cambium Networks Corp.*	253,024
10,311	Clearfield, Inc.*	600,409
171,739	Harmonic, Inc.*	1,425,434
71,656	NetScout Systems, Inc.*	2,207,005

		4,485,872

Construction & Engineering – 1.6%
33,654	Arcosa, Inc.	1,801,499
21,690	Argan, Inc.	797,758
10,401	Dycom Industries, Inc.*	883,149
76,129	Fluor Corp.*	1,884,193
34,584	Sterling Construction Co., Inc.*	791,628
35,356	WillScot Mobile Mini Holdings Corp.*	1,240,995

		7,399,222

Construction Materials – 0.4%
69,434	Summit Materials, Inc., Class A*	1,930,265
412	United States Lime & Minerals, Inc.	45,118

		1,975,383

Consumer Finance – 0.9%
36,837	FirstCash Holdings, Inc.	2,938,856
3,483	Oportun Financial Corp.*	40,368
23,400	Regional Management Corp.	1,007,370

		3,986,594

Diversified Consumer Services – 0.3%
1,583	Carriage Services, Inc.	67,895
40,215	Laureate Education, Inc.	455,636
16,774	Stride, Inc.*	659,218

		1,182,749

Diversified Financial Services – 0.3%
8,193	A-Mark Precious Metals, Inc.	645,608
52,593	Banco Latinoamericano de Comercio Exterior SA, Class E (Panama)	762,073

		1,407,681

Diversified Telecommunication Services – 0.3%
364,547	Globalstar, Inc.*(b)	422,874
32,563	Iridium Communications, Inc.*	1,162,825

		1,585,699

Electrical Equipment – 1.4%
9,924	Array Technologies, Inc.*	64,804
8,383	Atkore, Inc.*	805,606

22	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP EQUITY INSIGHTS FUND

Shares	Description	Value

Common Stocks – (continued)
Electrical Equipment – (continued)
16,122	AZZ, Inc.	$735,808
13,976	Bloom Energy Corp., Class A*	259,395
27,898	Encore Wire Corp.	3,147,173
15,503	FTC Solar, Inc.*	43,408
35,808	FuelCell Energy, Inc.*	146,097
38,878	GrafTech International Ltd.	353,012
20,636	Powell Industries, Inc.	398,275
15,733	Thermon Group Holdings, Inc.*	235,995
444	Vicor Corp.*	26,871

		6,216,444

Electronic Equipment, Instruments & Components – 3.4%
2,479	Badger Meter, Inc.	200,031
18,455	Belden, Inc.	952,832
82,022	CTS Corp.	2,901,118
23,694	ePlus, Inc.*	1,338,237
14,146	Fabrinet (Thailand)*	1,388,996
1,528	FARO Technologies, Inc.*	52,395
29,978	Insight Enterprises, Inc.*	2,978,914
17,433	PC Connection, Inc.	862,759
4,887	Sanmina Corp.*	199,830
11,473	TTM Technologies, Inc.*	160,048
182,313	Vishay Intertechnology, Inc.	3,396,491
43,659	Vishay Precision Group, Inc.*	1,362,597

		15,794,248

Energy Equipment & Services – 0.7%
230,450	Helix Energy Solutions Group, Inc.*	947,149
38,526	Liberty Energy, Inc.*	621,810
4,045	National Energy Services Reunited Corp.*	27,061
39,871	Oceaneering International, Inc.*	451,738
129,768	Oil States International, Inc.*	877,232
6,961	RPC, Inc.*	71,977
33,583	TETRA Technologies, Inc.*	123,585

		3,120,552

Entertainment – 1.5%
95,519	AMC Entertainment Holdings, Inc., Class A*(b)	1,461,441
179,359	Cinemark Holdings, Inc.*	2,844,634
95,830	IMAX Corp.*	1,516,030
54,004	Marcus Corp. (The)*	849,483

		6,671,588

Equity Real Estate Investment Trusts (REITs) – 6.8%
44,273	Alexander & Baldwin, Inc. REIT	938,588
70,519	Apple Hospitality REIT, Inc. REIT	1,247,481
92,959	Armada Hoffler Properties, Inc. REIT	1,259,594
107,954	CatchMark Timber Trust, Inc., Class A REIT	886,302
44,540	Chatham Lodging Trust REIT*	639,594
72,601	City Office REIT, Inc. REIT	1,077,399
10,909	EastGroup Properties, Inc. REIT	2,045,438
41,424	Empire State Realty Trust, Inc., Class A REIT	357,903
50,283	Franklin Street Properties Corp. REIT	259,460

Common Stocks – (continued)
Equity Real Estate Investment Trusts (REITs) – (continued)
138,010	Independence Realty Trust, Inc. REIT	3,762,153
61,303	Industrial Logistics Properties Trust REIT	990,657
41,199	LXP Industrial Trust REIT	517,047
26,017	Macerich Co. (The) REIT	326,513
64,346	National Storage Affiliates Trust REIT	3,641,984
36,560	NexPoint Residential Trust, Inc. REIT	3,259,690
123,769	Outfront Media, Inc. REIT	3,168,486
53,753	Piedmont Office Realty Trust, Inc., Class A REIT	865,423
80,389	Retail Opportunity Investments Corp. REIT	1,497,647
50,247	RLJ Lodging Trust REIT	704,463
53,612	SITE Centers Corp. REIT	852,431
22,263	STAG Industrial, Inc. REIT	830,855
10,142	Tanger Factory Outlet Centers, Inc. REIT	163,591
22,131	Terreno Realty Corp. REIT	1,610,030
4,724	Universal Health Realty Income Trust REIT	237,098

		31,139,827

Food & Staples Retailing – 0.7%
4,328	Chefs’ Warehouse, Inc. (The)*	158,405
28,866	Ingles Markets, Inc., Class A	2,688,002
6,272	PriceSmart, Inc.	498,310

		3,344,717

Food Products – 1.2%
2,547	B&G Foods, Inc.(b)	68,591
48,316	Cal-Maine Foods, Inc.	2,596,019
13,184	Sanderson Farms, Inc.	2,496,654
5,238	Tootsie Roll Industries, Inc.	183,487

		5,344,751

Gas Utilities – 0.0%(a)
4,454	Northwest Natural Holding Co.	213,035

Health Care Equipment & Supplies – 3.1%
33,535	AngioDynamics, Inc.*	705,912
25,313	Artivion, Inc.*	513,601
82,897	Avanos Medical, Inc.*	2,417,276
16,861	Cardiovascular Systems, Inc.*	315,301
4,230	CryoPort, Inc.*	95,429
2,544	Heska Corp.*	279,433
2,618	Inari Medical, Inc.*	211,273
81,116	Invacare Corp.*	134,652
35,824	LeMaitre Vascular, Inc.	1,547,955
18,641	LivaNova PLC*	1,429,019
23,501	Merit Medical Systems, Inc.*	1,457,297
66,373	Neogen Corp.*	1,752,247
13,353	Retractable Technologies, Inc.*(b)	51,142
3,274	Shockwave Medical, Inc.*	494,800
18,531	STAAR Surgical Co.*	1,057,935
33,111	Surmodics, Inc.*	1,280,071
4,362	Utah Medical Products, Inc.	368,981

		14,112,324

The accompanying notes are an integral part of these financial statements.	23

GOLDMAN SACHS SMALL CAP EQUITY INSIGHTS FUND

Schedule of Investments (continued)

April 30, 2022 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Health Care Providers & Services – 4.2%
6,114	Addus HomeCare Corp.*	$515,288
14,686	AMN Healthcare Services, Inc.*	1,435,556
1,144	Apollo Medical Holdings, Inc.*	41,733
75,437	Aveanna Healthcare Holdings, Inc.*	220,276
380,083	Brookdale Senior Living, Inc.*	2,348,913
72,630	Community Health Systems, Inc.*	557,072
58,333	Covetrus, Inc.*	804,995
19,183	Cross Country Healthcare, Inc.*	359,489
71,149	Hanger, Inc.*	1,169,690
25,861	Joint Corp. (The)*	789,278
2,577	MEDNAX, Inc.*	47,726
13,731	National HealthCare Corp.	934,532
104,994	OPKO Health, Inc.*	283,484
17,414	Owens & Minor, Inc.	618,023
103,418	Patterson Cos., Inc.	3,182,172
101,153	Select Medical Holdings Corp.	2,287,069
119,353	Sharps Compliance Corp.*	515,605
7,878	Surgery Partners, Inc.*	403,038
35,590	Tenet Healthcare Corp.*	2,580,631
4,019	US Physical Therapy, Inc.	417,052

		19,511,622

Health Care Technology – 0.6%
15,000	Allscripts Healthcare Solutions, Inc.*	309,900
8,144	Computer Programs and Systems, Inc.*	259,956
17,067	Evolent Health, Inc., Class A*	469,684
7,989	Inspire Medical Systems, Inc.*	1,643,817

		2,683,357

Hotels, Restaurants & Leisure – 2.2%
8,076	BJ’s Restaurants, Inc.*	224,432
1,504	Bloomin’ Brands, Inc.	33,073
27,527	Chuy’s Holdings, Inc.*	688,450
37,652	Dave & Buster’s Entertainment, Inc.*	1,713,166
150,806	Drive Shack, Inc.*(b)	185,491
2,149	Hilton Grand Vacations, Inc.*	100,638
8,828	International Game Technology PLC	192,715
15,202	PlayAGS, Inc.*	100,333
6,890	RCI Hospitality Holdings, Inc.	426,905
69,544	Red Rock Resorts, Inc., Class A	3,057,154
42,950	SeaWorld Entertainment, Inc.*	2,896,548
3,530	Shake Shack, Inc., Class A*	204,140
7,998	Sweetgreen, Inc., Class A*(b)	215,946

		10,038,991

Household Durables – 2.0%
15,060	Beazer Homes USA, Inc.*	227,105
1,025	Cavco Industries, Inc.*	242,156
1,988	Ethan Allen Interiors, Inc.	47,195
69,988	GoPro, Inc., Class A*	624,293
2,570	Green Brick Partners, Inc.*	50,629
7,625	Installed Building Products, Inc.	613,584
24,360	LGI Homes, Inc.*	2,282,776
33,583	M/I Homes, Inc.*	1,487,055
19,336	Meritage Homes Corp.*	1,596,187
3,958	Skyline Champion Corp.*	202,016
85,862	Tri Pointe Homes, Inc.*	1,774,767

		9,147,763

Common Stocks – (continued)
Household Products – 0.4%
10,129	WD-40 Co.	1,863,533

Independent Power and Renewable Electricity Producers – 0.0%(a)
3,095	Clearway Energy, Inc., Class C	94,491
1,236	Ormat Technologies, Inc.	96,037

		190,528

Insurance – 4.8%
94,864	American Equity Investment Life Holding Co.	3,578,270
28,132	AMERISAFE, Inc.	1,303,918
65,820	Argo Group International Holdings Ltd.	2,817,096
79,754	BRP Group, Inc., Class A*	1,843,912
54,970	Employers Holdings, Inc.	2,162,520
497,238	Genworth Financial, Inc., Class A*	1,844,753
29,499	Goosehead Insurance, Inc., Class A	1,695,897
143	Kinsale Capital Group, Inc.	31,702
1,889	National Western Life Group, Inc., Class A	375,458
19,375	Palomar Holdings, Inc.*	1,054,969
23,114	RLI Corp.	2,653,025
50,232	Stewart Information Services Corp.	2,591,971

		21,953,491

Interactive Media & Services – 0.4%
18,490	Cargurus, Inc.*	604,253
47,008	Eventbrite, Inc., Class A*	497,345
68,181	fuboTV, Inc.*(b)	258,406
36,416	Liberty TripAdvisor Holdings, Inc., Class A*	54,624
48,141	QuinStreet, Inc.*	457,821

		1,872,449

Internet & Direct Marketing Retail – 0.5%
14,866	1-800-Flowers.com, Inc., Class A*	151,633
57,832	aka Brands Holding Corp.*	204,147
40,249	CarParts.com, Inc.*	241,092
12,091	Lands’ End, Inc.*	169,516
29,729	Liquidity Services, Inc.*	428,692
13,727	Overstock.com, Inc.*	460,678
13,981	PetMed Express, Inc.(b)	306,184
9,496	Revolve Group, Inc.*	401,301
3,989	Xometry, Inc., Class A*(b)	130,919

		2,494,162

IT Services – 2.7%
40,193	Brightcove, Inc.*	283,361
153,921	Conduent, Inc.*	866,575
57,499	EVERTEC, Inc. (Puerto Rico)	2,265,461
38,269	Evo Payments, Inc., Class A*	862,201
19,796	ExlService Holdings, Inc.*	2,695,225
12,310	Hackett Group, Inc. (The)	289,162
22,767	I3 Verticals, Inc., Class A*	624,954
27,232	Perficient, Inc.*	2,707,133
102,070	Rackspace Technology, Inc.*	1,009,472
4,780	Tucows, Inc., Class A*(b)	275,424
40,487	Unisys Corp.*	575,320

		12,454,288

24	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP EQUITY INSIGHTS FUND

Shares	Description	Value

Common Stocks – (continued)
Leisure Products – 0.1%
25,886	Latham Group, Inc.*	$310,632
30,779	Solo Brands, Inc., Class A*(b)	183,751

		494,383

Life Sciences Tools & Services – 1.3%
5,996	Berkeley Lights, Inc.*	29,830
102,609	Codexis, Inc.*	1,234,386
65,757	Cytek Biosciences, Inc.*	621,404
5,527	Inotiv, Inc.*	78,760
40,125	MaxCyte, Inc.*	222,292
22,954	Medpace Holdings, Inc.*	3,065,966
21,896	NanoString Technologies, Inc.*	411,207
61,355	Pacific Biosciences of California, Inc.*	388,991

		6,052,836

Machinery – 2.3%
1,597	CIRCOR International, Inc.*	31,381
14,346	Douglas Dynamics, Inc.	444,152
16,483	Enerpac Tool Group Corp.	330,978
113,140	Kennametal, Inc.	2,911,092
4,470	Miller Industries, Inc.	119,841
60,185	Mueller Industries, Inc.	3,259,018
10,078	Nikola Corp.*(b)	72,360
88,346	Terex Corp.	3,003,764
25,030	Titan International, Inc.*	346,916
7,831	Trinity Industries, Inc.	217,232

		10,736,734

Marine – 1.8%
176,909	Costamare, Inc. (Monaco)	2,372,349
22,479	Eagle Bulk Shipping, Inc.	1,399,093
73,157	Genco Shipping & Trading Ltd.	1,611,649
16,314	Matson, Inc.	1,403,330
391,780	Safe Bulkers, Inc. (Greece)	1,610,216

		8,396,637

Media – 0.8%
153,809	Clear Channel Outdoor Holdings, Inc.*	378,370
1,248	Daily Journal Corp.*	320,923
34,890	EW Scripps Co. (The), Class A*	574,289
59,944	Gray Television, Inc.	1,110,163
11,472	Hemisphere Media Group, Inc.*	44,626
22,936	iHeartMedia, Inc., Class A*	366,747
12,915	TechTarget, Inc.*	869,309

		3,664,427

Metals & Mining – 1.1%
35,463	Coeur Mining, Inc.*	128,731
25,512	Constellium SE*	425,795
2,246	Haynes International, Inc.	87,774
76,554	Novagold Resources, Inc. (Canada)*	476,166
11,565	Ryerson Holding Corp.	425,708
175,279	SunCoke Energy, Inc.	1,458,321
2,638	TimkenSteel Corp.*	54,527
56,549	Warrior Met Coal, Inc.	1,926,624

		4,983,646

Common Stocks – (continued)
Mortgage Real Estate Investment Trusts (REITs) – 1.3%
39,998	Blackstone Mortgage Trust, Inc., Class A REIT	1,201,540
15,002	BrightSpire Capital, Inc. REIT	127,517
168,245	Chimera Investment Corp. REIT	1,685,815
27,731	Great Ajax Corp. REIT	258,175
27,138	Hannon Armstrong Sustainable Infrastructure Capital, Inc. REIT	1,085,249
41,115	Ladder Capital Corp. REIT	468,300
124,446	TPG RE Finance Trust, Inc. REIT	1,312,905

		6,139,501

Multiline Retail – 0.4%
1,865	Dillard’s, Inc., Class A	566,606
50,335	Macy’s, Inc.	1,216,597

		1,783,203

Multi-Utilities – 0.0%(a)
3,368	Avista Corp.	136,640

Oil, Gas & Consumable Fuels – 5.4%
75,128	Antero Resources Corp.*	2,644,506
21,233	Callon Petroleum Co.*	1,088,616
106,516	Centennial Resource Development, Inc., Class A*	824,434
6,586	Comstock Resources, Inc.*	112,160
1,630	CONSOL Energy, Inc.*	77,506
109,850	Kosmos Energy Ltd. (Ghana)*	742,586
15,913	Laredo Petroleum, Inc.*	1,133,165
90,437	Magnolia Oil & Gas Corp., Class A	2,101,756
34,744	Matador Resources Co.	1,696,202
38,761	Murphy Oil Corp.	1,476,019
5,002	Oasis Petroleum, Inc.	663,565
65,790	Ovintiv, Inc.	3,367,790
10,008	PBF Energy, Inc., Class A*	290,832
8,332	PDC Energy, Inc.	581,074
6,988	Peabody Energy Corp.*	158,208
123,381	Range Resources Corp.*	3,694,027
10,357	Ranger Oil Corp., Class A*	329,870
2,459	REX American Resources Corp.*	208,105
90,334	SM Energy Co.	3,209,567
8,635	Talos Energy, Inc.*	156,898
20,465	Tellurian, Inc.*	101,916
66,826	W&T Offshore, Inc.*	318,092

		24,976,894

Personal Products – 0.1%
2,426	Medifast, Inc.	432,701

Pharmaceuticals – 2.0%
169,718	Amneal Pharmaceuticals, Inc.*	655,111
30,645	Amphastar Pharmaceuticals, Inc.*	1,086,978
3,270	Axsome Therapeutics, Inc.*	103,823
1,342	Cassava Sciences, Inc.*(b)	28,008
150,360	Endo International PLC*	300,720
47,929	Innoviva, Inc.*	817,669
115,468	Phibro Animal Health Corp., Class A	2,077,269
51,348	Prestige Consumer Healthcare, Inc.*	2,806,682

The accompanying notes are an integral part of these financial statements.	25

GOLDMAN SACHS SMALL CAP EQUITY INSIGHTS FUND

Schedule of Investments (continued)

April 30, 2022 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Pharmaceuticals – (continued)
54,899	Supernus Pharmaceuticals, Inc.*	$1,531,682

		9,407,942

Professional Services – 0.9%
4,889	Barrett Business Services, Inc.	351,861
3,771	Exponent, Inc.	361,300
14,932	Forrester Research, Inc.*	831,563
5,007	Franklin Covey Co.*	200,630
18,726	Heidrick & Struggles International, Inc.	598,483
2,200	Huron Consulting Group, Inc.*	113,916
3,167	Insperity, Inc.	335,860
16,240	Korn Ferry	997,786
3,393	ManTech International Corp., Class A	272,594

		4,063,993

Real Estate Management & Development – 0.2%
15,563	St. Joe Co. (The)	828,107

Road & Rail – 1.0%
2,350	ArcBest Corp.	169,576
6,875	Avis Budget Group, Inc.*	1,840,231
4,666	Heartland Express, Inc.	64,391
37,887	Marten Transport Ltd.	658,476
8,433	Saia, Inc.*	1,736,861

		4,469,535

Semiconductors & Semiconductor Equipment – 3.2%
47,702	Amkor Technology, Inc.	897,275
24,360	Axcelis Technologies, Inc.*	1,326,402
53,888	Cohu, Inc.*	1,431,265
4,060	Credo Technology Group Holding Ltd.*(b)	44,822
22,873	Diodes, Inc.*	1,670,415
34,350	FormFactor, Inc.*	1,309,079
17,529	Kulicke & Soffa Industries, Inc. (Singapore)	813,521
47,044	Lattice Semiconductor Corp.*	2,259,994
27,866	MaxLinear, Inc.*	1,333,946
14,342	Power Integrations, Inc.	1,147,360
22,769	Semtech Corp.*	1,357,032
18,908	Ultra Clean Holdings, Inc.*	589,362
19,039	Veeco Instruments, Inc.*	436,374

		14,616,847

Software – 6.0%
64,211	A10 Networks, Inc.	916,933
79,611	ACI Worldwide, Inc.*	2,198,856
25,273	Alarm.com Holdings, Inc.*	1,543,675
20,291	Altair Engineering, Inc., Class A*	1,102,207
5,313	American Software, Inc., Class A	90,852
48,592	CommVault Systems, Inc.*	2,964,112
5,550	Domo, Inc., Class B*	229,881
183,594	E2open Parent Holdings, Inc.*	1,421,018
5,817	Ebix, Inc.	173,347
22,810	Envestnet, Inc.*	1,816,588
5,182	Marathon Digital Holdings, Inc.*(b)	80,839
1,265	MicroStrategy, Inc., Class A*(b)	448,025

Common Stocks – (continued)
Software – (continued)
27,112	Mimecast Ltd.*	2,160,284
44,655	PagerDuty, Inc.*	1,275,793
17,655	Q2 Holdings, Inc.*	913,293
1,158	Qualys, Inc.*	157,812
18,972	Rapid7, Inc.*	1,812,206
65,141	Rimini Street, Inc.*	375,212
51,510	Sapiens International Corp. NV (Israel)*	1,197,092
21,047	SPS Commerce, Inc.*	2,517,853
42,127	Telos Corp.*	328,169
7,306	Tenable Holdings, Inc.*	403,510
46,584	Upland Software, Inc.*	695,033
11,544	Workiva, Inc.*	1,114,112
146,929	Yext, Inc.*	850,719
82,945	Zuora, Inc., Class A*	1,009,441

		27,796,862

Specialty Retail – 3.2%
14,095	Arko Corp.	130,661
3,731	Bed Bath & Beyond, Inc.*(b)	50,779
9,637	Big 5 Sporting Goods Corp.(b)	139,447
20,448	Boot Barn Holdings, Inc.*	1,841,547
74,976	Buckle, Inc. (The)	2,328,755
4,339	Cato Corp. (The), Class A	58,793
17,098	Designer Brands, Inc., Class A	236,294
19,341	Group 1 Automotive, Inc.	3,368,042
16,159	Murphy USA, Inc.	3,774,742
131,080	Party City Holdco, Inc.*	405,037
11,580	Rent-A-Center, Inc.	279,310
14,737	Shoe Carnival, Inc.	444,910
17,810	Sonic Automotive, Inc., Class A	757,815
20,768	TravelCenters of America, Inc.*	789,392

		14,605,524

Technology Hardware, Storage & Peripherals – 0.1%
69,862	Diebold Nixdorf, Inc.*	286,434
17,475	Eastman Kodak Co.*(b)	90,346

		376,780

Textiles, Apparel & Luxury Goods – 1.2%
19,581	Crocs, Inc.*	1,300,766
34,895	Fossil Group, Inc.*	344,763
40,807	G-III Apparel Group Ltd.*	1,080,569
10,968	Kontoor Brands, Inc.	435,759
3,770	Movado Group, Inc.	135,607
49,408	Steven Madden Ltd.	2,028,692

		5,326,156

Thrifts & Mortgage Finance – 1.1%
4,716	Bridgewater Bancshares, Inc.*	75,551
268,467	Capitol Federal Financial, Inc.	2,585,337
10,527	Essent Group Ltd.	426,659
3,912	Home Bancorp, Inc.	149,947
46,614	Merchants Bancorp	1,096,361
3,658	Mr Cooper Group, Inc.*	164,500
17,823	TrustCo Bank Corp.	555,187

		5,053,542

26	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP EQUITY INSIGHTS FUND

Shares	Description	Value

Common Stocks – (continued)
Tobacco – 0.2%
63,448	Vector Group Ltd.	$807,059

Trading Companies & Distributors – 1.8%
9,990	GMS, Inc.*	479,020
51,576	H&E Equipment Services, Inc.	1,829,916
6,862	Herc Holdings, Inc.	877,101
21,749	McGrath RentCorp	1,815,171
179,731	MRC Global, Inc.*	2,154,975
21,244	NOW, Inc.*	231,560
39,715	Titan Machinery, Inc.*	936,480

		8,324,223

Water Utilities – 0.1%
3,413	American States Water Co.	268,467

Wireless Telecommunication Services – 0.2%
53,067	Gogo, Inc.*(b)	976,963

TOTAL COMMON STOCKS
(Cost $478,656,816)		$454,918,190

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $478,656,816)		$454,918,190

Shares	Dividend Rate	Value

Securities Lending Reinvestment Vehicle – 1.2%(c)
Goldman Sachs Financial Square Government Fund – Institutional Shares
5,346,284	0.317%	$5,346,284
(Cost $5,346,284)

TOTAL INVESTMENTS – 100.1%
(Cost $484,003,100)		$460,264,474

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.1)%		(240,333)

NET ASSETS – 100.0%		$460,024,141

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Less than 0.05%

(b)	All or a portion of security is on loan.

(c)	Represents an affiliated issuer.

Investment Abbreviations:
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.	27

GOLDMAN SACHS SMALL CAP GROWTH INSIGHTS FUND

Schedule of Investments

April 30, 2022 (Unaudited)

Shares	Description	Value

Common Stocks – 99.2%
Aerospace & Defense – 0.1%
2,599	Vectrus, Inc.*	$93,824

Auto Components – 0.8%
10,302	Fox Factory Holding Corp.*	843,528
2,563	Patrick Industries, Inc.	159,547
2,350	Visteon Corp.*	246,068

		1,249,143

Automobiles – 0.1%
13,667	Fisker, Inc.*(a)	137,490

Banks – 2.0%
2,101	Bancorp, Inc. (The)*	47,672
8,871	Central Pacific Financial Corp.	214,501
1,186	Columbia Banking System, Inc.	33,303
11,177	CrossFirst Bankshares, Inc.*	143,177
4,272	First BanCorp. (Puerto Rico)	58,142
19,564	First Financial Bankshares, Inc.	782,169
2,026	Hanmi Financial Corp.	46,902
11,436	Hilltop Holdings, Inc.	291,504
22,359	International Bancshares Corp.	889,664
4,438	Origin Bancorp, Inc.	167,224
3,319	Silvergate Capital Corp., Class A*	388,190
624	Southern First Bancshares, Inc.*	28,517
1,807	Texas Capital Bancshares, Inc.*	92,807

		3,183,772

Beverages – 0.7%
2,454	Coca-Cola Consolidated, Inc.	1,083,441
1,267	National Beverage Corp.	55,849

		1,139,290

Biotechnology – 10.8%
46,598	ACADIA Pharmaceuticals, Inc.*	859,267
1,171	Albireo Pharma, Inc.*	37,261
27,374	Aldeyra Therapeutics, Inc.*	84,038
24,100	Alector, Inc.*	231,360
11,346	Aligos Therapeutics, Inc.*	13,388
56,248	Alkermes PLC*	1,622,755
16,589	ALX Oncology Holdings, Inc.*	212,007
103,449	Amicus Therapeutics, Inc.*	732,419
14,223	Anavex Life Sciences Corp.*	122,176
9,220	Apellis Pharmaceuticals, Inc.*	401,347
32,927	Arrowhead Pharmaceuticals, Inc.*	1,353,629
20,741	Avid Bioservices, Inc.*	279,174
10,824	Beam Therapeutics, Inc.*	406,225
12,008	Beyondspring, Inc.*	18,252
5,664	BioCryst Pharmaceuticals, Inc.*	52,619
919	Biohaven Pharmaceutical Holding Co. Ltd.*	81,947
18,759	Bioxcel Therapeutics, Inc.*(a)	245,930
11,381	Bridgebio Pharma, Inc.*	91,276
10,134	C4 Therapeutics, Inc.*	86,848
12,581	CareDx, Inc.*	382,966
2,326	Catalyst Pharmaceuticals, Inc.*	17,724
20,099	Denali Therapeutics, Inc.*	478,356
75,881	Dynavax Technologies Corp.*	670,029

Common Stocks – (continued)
Biotechnology – (continued)
8,183	Eagle Pharmaceuticals, Inc.*	361,116
30,389	Erasca, Inc.*(a)	221,232
8,427	Fate Therapeutics, Inc.*	240,675
9,336	Global Blood Therapeutics, Inc.*	286,615
26,981	Halozyme Therapeutics, Inc.*	1,076,542
106,433	Heron Therapeutics, Inc.*	481,077
3,718	IGM Biosciences, Inc.*	62,239
8,343	Inhibrx, Inc.*	132,237
17,528	Insmed, Inc.*	385,090
10,116	Intellia Therapeutics, Inc.*	495,987
36,791	Intercept Pharmaceuticals, Inc.*(a)	577,987
13,119	Ironwood Pharmaceuticals, Inc.*	157,428
16,201	KalVista Pharmaceuticals, Inc.*	206,239
3,672	Karuna Therapeutics, Inc.*	409,281
22,907	Karyopharm Therapeutics, Inc.*	139,733
9,653	Kezar Life Sciences, Inc.*	114,678
11,851	Kodiak Sciences, Inc.*	71,343
1,230	Kymera Therapeutics, Inc.*	38,561
2,614	Madrigal Pharmaceuticals, Inc.*	182,980
22,519	MannKind Corp.*	70,484
67,216	Organogenesis Holdings, Inc.*	432,871
101,213	Precision BioSciences, Inc.*	201,414
11,896	Protagonist Therapeutics, Inc.*	108,135
8,871	Prothena Corp. PLC (Ireland)*	258,678
50,285	Puma Biotechnology, Inc.*	118,673
53,009	Radius Health, Inc.*	362,582
3,192	Rhythm Pharmaceuticals, Inc.*	19,982
11,528	Rubius Therapeutics, Inc.*	19,136
30,768	Seres Therapeutics, Inc.*	145,533
5,765	SpringWorks Therapeutics, Inc.*	247,376
3,985	Twist Bioscience Corp.*	114,927
36,603	Vanda Pharmaceuticals, Inc.*	363,102
5,090	Vericel Corp.*	145,065
12,481	Vir Biotechnology, Inc.*	253,988
54,561	VistaGen Therapeutics, Inc.*	69,292
7,224	Xencor, Inc.*	180,456
11,447	Zentalis Pharmaceuticals, Inc.*	303,574

		17,537,301

Building Products – 0.4%
1,918	CSW Industrials, Inc.	202,368
5,792	UFP Industries, Inc.	448,127

		650,495

Capital Markets – 1.7%
27,188	Focus Financial Partners, Inc., Class A*	1,072,567
5,312	Houlihan Lokey, Inc.	442,436
9,389	Moelis & Co., Class A	415,557
5,598	Oppenheimer Holdings, Inc., Class A	180,367
2,937	Pzena Investment Management, Inc., Class A	18,474
3,480	Virtus Investment Partners, Inc.	616,517

		2,745,918

Chemicals – 1.3%
4,344	Aspen Aerogels, Inc.*	93,830

28	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP GROWTH INSIGHTS FUND

Shares	Description	Value

Common Stocks – (continued)
Chemicals – (continued)
5,815	Ingevity Corp.*	$348,319
11,566	Innospec, Inc.	1,102,355
11,347	Livent Corp.*	242,372
17,813	Tronox Holdings PLC, Class A	306,384

		2,093,260

Commercial Services & Supplies – 1.2%
6,763	Casella Waste Systems, Inc., Class A*	556,189
4,950	Cimpress PLC (Ireland)*	250,025
3,417	Healthcare Services Group, Inc.	58,397
29,338	Heritage-Crystal Clean, Inc.*	800,927
8,079	Pitney Bowes, Inc.	42,576
1,924	Tetra Tech, Inc.	267,975

		1,976,089

Communications Equipment – 0.5%
14,654	Cambium Networks Corp.*	223,767
14,310	Casa Systems, Inc.*	70,119
7,874	Clearfield, Inc.*	458,503
1,031	Harmonic, Inc.*	8,557

		760,946

Construction & Engineering – 1.5%
9,710	Dycom Industries, Inc.*	824,476
5,458	Fluor Corp.*	135,086
44,391	WillScot Mobile Mini Holdings Corp.*	1,558,124

		2,517,686

Consumer Finance – 0.3%
3,246	Atlanticus Holdings Corp.*	139,708
6,787	Regional Management Corp.	292,180

		431,888

Diversified Financial Services – 0.0%(b)
2,997	Banco Latinoamericano de Comercio Exterior SA, Class E (Panama)	43,427

Diversified Telecommunication Services – 0.5%
193,417	Globalstar, Inc.*(a)	224,364
15,609	Iridium Communications, Inc.*	557,397

		781,761

Electrical Equipment – 1.7%
7,482	Atkore, Inc.*	719,020
1,439	Blink Charging Co.*(a)	27,485
18,582	Bloom Energy Corp., Class A*	344,882
9,834	Encore Wire Corp.	1,109,373
31,446	FTC Solar, Inc.*	88,049
24,363	FuelCell Energy, Inc.*(a)	99,401
20,837	GrafTech International Ltd.	189,200
6,177	Stem, Inc.*	44,289
2,107	Vicor Corp.*	127,516

		2,749,215

Electronic Equipment, Instruments & Components – 1.7%
4,550	Arlo Technologies, Inc.*	35,217
5,824	Badger Meter, Inc.	469,939

Common Stocks – (continued)
Electronic Equipment, Instruments & Components – (continued)
8,986	Fabrinet (Thailand)*	882,335
10,071	Insight Enterprises, Inc.*	1,000,755
5,877	Napco Security Technologies, Inc.*	102,847
2,860	Vishay Intertechnology, Inc.	53,282
6,657	Vishay Precision Group, Inc.*	207,765

		2,752,140

Energy Equipment & Services – 0.4%
3,194	Cactus, Inc., Class A	159,476
16,939	Helix Energy Solutions Group, Inc.*	69,619
12,732	Liberty Energy, Inc.*	205,495
12,959	Oil States International, Inc.*	87,603
45,641	TETRA Technologies, Inc.*	167,959

		690,152

Entertainment – 0.8%
80,126	Cinemark Holdings, Inc.*	1,270,798

Equity Real Estate Investment Trusts (REITs) – 3.5%
1,585	Alexander & Baldwin, Inc. REIT	33,602
18,500	CatchMark Timber Trust, Inc., Class A REIT	151,885
11,099	EastGroup Properties, Inc. REIT	2,081,062
29,158	National Storage Affiliates Trust REIT	1,650,343
12,173	NexPoint Residential Trust, Inc. REIT	1,085,345
20,873	Outfront Media, Inc. REIT	534,349
2,265	Universal Health Realty Income Trust REIT	113,680

		5,650,266

Food & Staples Retailing – 0.1%
3,120	Performance Food Group Co.*	153,660

Food Products – 0.6%
4,905	Sanderson Farms, Inc.	928,860

Health Care Equipment & Supplies – 6.0%
12,041	Artivion, Inc.*	244,312
4,137	AtriCure, Inc.*	214,834
27,435	Avanos Medical, Inc.*	800,005
5,289	Axonics, Inc.*	274,076
33,749	Cardiovascular Systems, Inc.*	631,106
5,226	CryoPort, Inc.*	117,898
2,240	Heska Corp.*	246,042
6,006	Inari Medical, Inc.*	484,684
2,568	iRadimed Corp.	84,513
1,007	iRhythm Technologies, Inc.*	124,233
19,690	LeMaitre Vascular, Inc.	850,805
13,839	LivaNova PLC*	1,060,898
17,373	Merit Medical Systems, Inc.*	1,077,300
41,915	Neogen Corp.*	1,106,556
1,736	Omnicell, Inc.*	189,519
23,412	Retractable Technologies, Inc.*(a)	89,668
6,900	Senseonics Holdings, Inc.*	9,660
4,182	Shockwave Medical, Inc.*	632,026
10,430	STAAR Surgical Co.*	595,449
17,249	Surmodics, Inc.*	666,846

The accompanying notes are an integral part of these financial statements.	29

GOLDMAN SACHS SMALL CAP GROWTH INSIGHTS FUND

Schedule of Investments (continued)

April 30, 2022 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Health Care Equipment & Supplies – (continued)
2,507	Utah Medical Products, Inc.	$212,067

		9,712,497

Health Care Providers & Services – 5.3%
9,593	Accolade, Inc.*	53,337
1,047	Addus HomeCare Corp.*	88,241
14,169	Agiliti, Inc.*	279,696
11,251	AMN Healthcare Services, Inc.*	1,099,785
6,490	Apollo Medical Holdings, Inc.*	236,755
73,868	Aveanna Healthcare Holdings, Inc.*	215,695
102,552	Brookdale Senior Living, Inc.*	633,771
25,324	Community Health Systems, Inc.*	194,235
65,647	Hanger, Inc.*	1,079,237
13,987	Joint Corp. (The)*	426,883
5,861	National Research Corp.	201,032
11,851	Owens & Minor, Inc.	420,592
8,881	Patterson Cos., Inc.	273,268
6,136	Pennant Group, Inc. (The)*	100,569
7,238	PetIQ, Inc.*	144,036
4,481	Progyny, Inc.*	172,295
60,566	Select Medical Holdings Corp.	1,369,397
98,409	Sharps Compliance Corp.*	425,127
8,060	Surgery Partners, Inc.*	412,350
1,285	Tenet Healthcare Corp.*	93,175
7,246	US Physical Therapy, Inc.	751,918

		8,671,394

Health Care Technology – 0.9%
6,307	Inspire Medical Systems, Inc.*	1,297,728
8,580	Schrodinger, Inc.*	212,098

		1,509,826

Hotels, Restaurants & Leisure – 3.7%
291	Biglari Holdings, Inc., Class B*	39,689
8,291	BJ’s Restaurants, Inc.*	230,407
8,350	Bloomin’ Brands, Inc.	183,616
10,663	Chuy’s Holdings, Inc.*	266,682
12,655	Dave & Buster’s Entertainment, Inc.*	575,802
86,221	Drive Shack, Inc.*	106,052
18,847	Everi Holdings, Inc.*	327,184
5,656	Full House Resorts, Inc.*	51,187
11,722	Hilton Grand Vacations, Inc.*	548,941
11,353	International Game Technology PLC	247,836
1,810	Krispy Kreme, Inc.	24,037
1,059	Kura Sushi USA, Inc., Class A*	53,141
1,262	Life Time Group Holdings, Inc.*	18,046
16,899	ONE Group Hospitality, Inc. (The)*	157,330
18,569	PlayAGS, Inc.*	122,555
8,984	RCI Hospitality Holdings, Inc.	556,649
32,429	Red Rock Resorts, Inc., Class A	1,425,579
1,739	Ruth’s Hospitality Group, Inc.	36,467
11,849	SeaWorld Entertainment, Inc.*	799,096
4,020	Shake Shack, Inc., Class A*	232,477
4,126	Sweetgreen, Inc., Class A*(a)	111,402

		6,114,175

Common Stocks – (continued)
Household Durables – 2.0%
1,113	Cavco Industries, Inc.*	262,946
58,699	GoPro, Inc., Class A*	523,595
5,423	Installed Building Products, Inc.	436,389
1,999	iRobot Corp.*	101,249
12,120	LGI Homes, Inc.*	1,135,765
9,550	Skyline Champion Corp.*	487,432
14,320	Sonos, Inc.*	326,783

		3,274,159

Household Products – 0.9%
7,762	WD-40 Co.	1,428,053

Insurance – 2.8%
8,169	American Equity Investment Life Holding Co.	308,135
32,272	BRP Group, Inc., Class A*	746,128
6,129	Citizens, Inc.*	18,326
10,777	Genworth Financial, Inc., Class A*	39,983
9,137	Goosehead Insurance, Inc., Class A	525,286
14,598	Palomar Holdings, Inc.*	794,861
13,082	RLI Corp.	1,501,552
12,095	Stewart Information Services Corp.	624,102

		4,558,373

Interactive Media & Services – 1.0%
16,370	Cargurus, Inc.*	534,972
37,010	Eventbrite, Inc., Class A*	391,566
38,517	fuboTV, Inc.*(a)	145,979
101,790	Liberty TripAdvisor Holdings, Inc., Class A*	152,685
14,104	QuinStreet, Inc.*	134,129
1,936	Yelp, Inc.*	62,978
1,614	Ziff Davis, Inc.*	142,613

		1,564,922

Internet & Direct Marketing Retail – 1.0%
11,225	1-800-Flowers.com, Inc., Class A*	114,495
55,916	aka Brands Holding Corp.*	197,384
49,941	CarParts.com, Inc.*	299,147
14,998	Liquidity Services, Inc.*	216,271
4,852	Lulu’s Fashion Lounge Holdings, Inc.*(a)	46,773
8,621	Overstock.com, Inc.*	289,321
6,562	PetMed Express, Inc.(a)	143,708
13,905	RealReal, Inc. (The)*	75,365
2,712	Revolve Group, Inc.*	114,609
1,438	Shutterstock, Inc.	108,885
1,848	Xometry, Inc., Class A*(a)	60,651

		1,666,609

IT Services – 3.6%
8,341	BigCommerce Holdings, Inc.Series 1*	149,054
17,865	Brightcove, Inc.*	125,948
25,607	EVERTEC, Inc. (Puerto Rico)	1,008,916
13,249	Evo Payments, Inc., Class A*	298,500
10,600	ExlService Holdings, Inc.*	1,443,190
4,807	Hackett Group, Inc. (The)	112,916

30	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP GROWTH INSIGHTS FUND

Shares	Description	Value

Common Stocks – (continued)
IT Services – (continued)
26,461	I3 Verticals, Inc., Class A*	$726,355
11,382	Perficient, Inc.*	1,131,485
40,372	Rackspace Technology, Inc.*	399,279
4,136	Tucows, Inc., Class A*(a)	238,316
19,962	Unisys Corp.*	283,660

		5,917,619

Leisure Products – 0.3%
28,345	Latham Group, Inc.*	340,140
18,843	Solo Brands, Inc., Class A*(a)	112,493

		452,633

Life Sciences Tools & Services – 1.8%
21,509	Berkeley Lights, Inc.*	107,007
60,813	Codexis, Inc.*	731,580
13,172	Cytek Biosciences, Inc.*	124,475
4,126	Harvard Bioscience, Inc.*	21,538
5,415	Inotiv, Inc.*	77,164
22,389	MaxCyte, Inc.*	124,035
11,571	Medpace Holdings, Inc.*	1,545,538
10,197	NanoString Technologies, Inc.*	191,500
13,475	Pacific Biosciences of California, Inc.*	85,432

		3,008,269

Machinery – 3.3%
223	Chart Industries, Inc.*	37,647
11,660	CIRCOR International, Inc.*	229,119
24,964	Douglas Dynamics, Inc.	772,885
18,434	Energy Recovery, Inc.*	341,398
24,116	Enerpac Tool Group Corp.	484,249
1,676	Evoqua Water Technologies Corp.*	69,872
12,682	Hydrofarm Holdings Group, Inc.*	121,113
2,629	John Bean Technologies Corp.	309,933
946	Kennametal, Inc.	24,341
22,529	Mueller Industries, Inc.	1,219,945
22,202	Nikola Corp.*(a)	159,410
527	Omega Flex, Inc.	58,497
5,218	Shyft Group, Inc. (The)	132,903
41,182	Terex Corp.	1,400,188

		5,361,500

Marine – 0.9%
45,787	Costamare, Inc. (Monaco)	614,004
2,469	Eagle Bulk Shipping, Inc.	153,670
4,844	Genco Shipping & Trading Ltd.	106,713
148,888	Safe Bulkers, Inc. (Greece)	611,930

		1,486,317

Media – 0.7%
2,646	Daily Journal Corp.*	680,419
3,354	Magnite, Inc.*	32,366
7,542	TechTarget, Inc.*	507,652

		1,220,437

Metals & Mining – 0.7%
7,268	Coeur Mining, Inc.*	26,383

Common Stocks – (continued)
Metals & Mining – (continued)
9,975	MP Materials Corp.*	379,449
55,769	Novagold Resources, Inc. (Canada)*	346,883
6,845	Ryerson Holding Corp.	251,965
5,361	Warrior Met Coal, Inc.	182,649

		1,187,329

Mortgage Real Estate Investment Trusts (REITs) – 0.1%
15,186	TPG RE Finance Trust, Inc. REIT	160,212

Multiline Retail – 0.0%(b)
43	Dillard’s, Inc., Class A	13,064

Oil, Gas & Consumable Fuels – 3.0%
10,518	Callon Petroleum Co.*	539,258
8,256	Energy Fuels, Inc.*(a)	62,002
89,475	Kosmos Energy Ltd. (Ghana)*	604,851
1,106	Laredo Petroleum, Inc.*	78,758
58,374	Magnolia Oil & Gas Corp., Class A	1,356,612
22,688	Matador Resources Co.	1,107,628
3,005	Range Resources Corp.*	89,970
12,911	SM Energy Co.	458,728
46,502	Southwestern Energy Co.*	348,765
42,320	Tellurian, Inc.*	210,754

		4,857,326

Personal Products – 0.3%
2,596	Beauty Health Co. (The)*	34,008
2,915	Medifast, Inc.	519,919

		553,927

Pharmaceuticals – 1.9%
104,460	Amneal Pharmaceuticals, Inc.*	403,216
7,820	Amphastar Pharmaceuticals, Inc.*	277,375
3,349	Arvinas, Inc.*	184,094
3,833	Axsome Therapeutics, Inc.*	121,698
4,712	Cassava Sciences, Inc.*(a)	98,339
51,045	Durect Corp.*	22,970
6,046	Evolus, Inc.*	67,655
7,678	Intra-Cellular Therapies, Inc.*	388,584
60,819	Phibro Animal Health Corp., Class A	1,094,134
8,557	Prestige Consumer Healthcare, Inc.*	467,726

		3,125,791

Professional Services – 1.9%
2,309	CRA International, Inc.	190,192
7,748	Exponent, Inc.	742,336
5,822	Forrester Research, Inc.*	324,227
17,981	Franklin Covey Co.*	720,499
5,342	Insperity, Inc.	566,519
9,782	KBR, Inc.	481,568

		3,025,341

Real Estate Management & Development – 0.7%
22,468	St. Joe Co. (The)	1,195,522

Road & Rail – 0.8%
6,333	Saia, Inc.*	1,304,345

The accompanying notes are an integral part of these financial statements.	31

GOLDMAN SACHS SMALL CAP GROWTH INSIGHTS FUND

Schedule of Investments (continued)

April 30, 2022 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Road & Rail – (continued)
3,232	Universal Logistics Holdings, Inc.	$65,545

		1,369,890

Semiconductors & Semiconductor Equipment – 6.1%
972	Ambarella, Inc.*	79,782
6,516	Amkor Technology, Inc.	122,566
17,951	Axcelis Technologies, Inc.*	977,432
16,980	Cohu, Inc.*	450,989
5,438	Credo Technology Group Holding Ltd.*(a)	60,036
17,628	Diodes, Inc.*	1,287,373
12,048	FormFactor, Inc.*	459,149
10,657	Kulicke & Soffa Industries, Inc. (Singapore)	494,591
34,353	Lattice Semiconductor Corp.*	1,650,318
21,683	MaxLinear, Inc.*	1,037,965
15,009	Power Integrations, Inc.	1,200,720
19,552	Semtech Corp.*	1,165,299
1,993	SiTime Corp.*	335,960
1,349	Synaptics, Inc.*	200,246
15,726	Ultra Clean Holdings, Inc.*	490,179

		10,012,605

Software – 11.3%
16,222	A10 Networks, Inc.	231,650
54,196	ACI Worldwide, Inc.*	1,496,894
19,485	Alarm.com Holdings, Inc.*	1,190,144
15,320	Altair Engineering, Inc., Class A*	832,182
8,089	American Software, Inc., Class A	138,322
506	Blackbaud, Inc.*	29,353
23,796	CommVault Systems, Inc.*	1,451,556
2,223	Digital Turbine, Inc.*	70,358
4,615	Domo, Inc., Class B*	191,153
8,101	E2open Parent Holdings, Inc.*	62,702
7,907	Envestnet, Inc.*	629,713
5,250	JFrog Ltd. (Israel)*	109,567
1,164	MicroStrategy, Inc., Class A*(a)	412,254
21,442	Mimecast Ltd.*	1,708,499
26,834	PagerDuty, Inc.*	766,647
16,800	Q2 Holdings, Inc.*	869,064
5,642	Qualys, Inc.*	768,892
14,788	Rapid7, Inc.*	1,412,550
36,835	Rimini Street, Inc.*	212,170
8,295	Riot Blockchain, Inc.*(a)	84,111
31,053	Sapiens International Corp. NV (Israel)*	721,672
8,843	Sprout Social, Inc., Class A*	541,899
11,607	SPS Commerce, Inc.*	1,388,545
34,758	Telos Corp.*	270,765
9,684	Tenable Holdings, Inc.*	534,847
26,879	Upland Software, Inc.*	401,035
4,020	Varonis Systems, Inc.*	173,664
7,145	Workiva, Inc.*	689,564
65,915	Yext, Inc.*	381,648
48,300	Zuora, Inc., Class A*	587,811

		18,359,231

Common Stocks – (continued)
Specialty Retail – 4.4%
25,945	Arko Corp.	240,510
12,733	Boot Barn Holdings, Inc.*	1,146,734
38,143	Buckle, Inc. (The)	1,184,722
11,197	Caleres, Inc.	256,747
1,549	Children’s Place, Inc. (The)*	71,765
26,200	Designer Brands, Inc., Class A	362,084
4,848	Group 1 Automotive, Inc.	844,231
7,874	Murphy USA, Inc.	1,839,366
101,117	Party City Holdco, Inc.*	312,451
13,501	Rent-A-Center, Inc.	325,644
12,298	Shoe Carnival, Inc.	371,277
3,574	TravelCenters of America, Inc.*	135,848

		7,091,379

Technology Hardware, Storage & Peripherals – 0.1%
47,889	Diebold Nixdorf, Inc.*	196,345
6,087	Eastman Kodak Co.*(a)	31,470

		227,815

Textiles, Apparel & Luxury Goods – 1.6%
11,351	Crocs, Inc.*	754,047
4,850	Fossil Group, Inc.*	47,918
788	G-III Apparel Group Ltd.*	20,866
18,338	Kontoor Brands, Inc.	728,569
25,650	Steven Madden Ltd.	1,053,189

		2,604,589

Trading Companies & Distributors – 1.4%
231	BlueLinx Holdings, Inc.*	15,401
31,127	H&E Equipment Services, Inc.	1,104,386
6,635	Herc Holdings, Inc.	848,086
264	McGrath RentCorp	22,033
22,074	MRC Global, Inc.*	264,667

		2,254,573

Wireless Telecommunication Services – 0.0%(b)
2,243	Gogo, Inc.*	41,294

TOTAL COMMON STOCKS
(Cost $174,429,273)		$161,564,052

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $174,429,273)		$161,564,052

32	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP GROWTH INSIGHTS FUND

Shares	Dividend Rate	Value

Securities Lending Reinvestment Vehicle – 1.9%(c)
Goldman Sachs Financial Square Government Fund – Institutional Shares
3,100,086	0.317%	$3,100,086
(Cost $3,100,086)

TOTAL INVESTMENTS – 101.1%
(Cost $177,529,359)		$164,664,138

LIABILITIES IN EXCESS OF OTHER ASSETS – (1.1)%		(1,805,167)

NET ASSETS – 100.0%		$162,858,971

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	Less than 0.05%

(c)	Represents an affiliated issuer.

Investment Abbreviations:
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.	33

GOLDMAN SACHS SMALL CAP VALUE INSIGHTS FUND

Schedule of Investments

April 30, 2022 (Unaudited)

Shares	Description	Value

Common Stocks – 98.6%
Aerospace & Defense – 0.9%
58,240	AAR Corp.*	$2,736,115
31,348	Kratos Defense & Security Solutions, Inc.*	475,549
25,671	Maxar Technologies, Inc.	826,863
1,478	Moog, Inc., Class A	118,048
27,070	National Presto Industries, Inc.	1,925,489
25,820	Triumph Group, Inc.*	581,983
86,439	Vectrus, Inc.*	3,120,448

		9,784,495

Air Freight & Logistics – 0.1%
11,216	Atlas Air Worldwide Holdings, Inc.*	773,231

Auto Components – 0.3%
10,999	Cooper-Standard Holdings, Inc.*	50,705
267,014	Goodyear Tire & Rubber Co. (The)*	3,556,627

		3,607,332

Banks – 14.4%
63,964	1st Source Corp.	2,767,722
56,193	Amalgamated Financial Corp.	988,435
15,131	Ameris Bancorp	630,963
38,531	Associated Banc-Corp.	768,693
138,080	Atlantic Union Bankshares Corp.	4,664,342
203,062	Bancorp, Inc. (The)*	4,607,477
129,413	BankUnited, Inc.	4,858,164
3,141	Business First Bancshares, Inc.	69,605
219,930	Cadence Bank	5,507,047
28,428	Camden National Corp.	1,272,153
26,315	Capital Bancorp, Inc.	592,351
28,213	Capital City Bank Group, Inc.	722,535
28,364	Capstar Financial Holdings, Inc.	571,535
254,250	Central Pacific Financial Corp.	6,147,765
26,069	Civista Bancshares, Inc.	542,757
263,139	Columbia Banking System, Inc.	7,388,943
94,044	Community Bank System, Inc.	6,056,434
39,125	Community Trust Bancorp, Inc.	1,557,566
84,531	CrossFirst Bankshares, Inc.*	1,082,842
55,008	Enterprise Financial Services Corp.	2,429,703
567,229	First BanCorp. (Puerto Rico)	7,719,987
31,782	First Bancshares, Inc. (The)	1,023,063
325,568	First Commonwealth Financial Corp.	4,388,657
171,554	First Financial Bancorp	3,508,279
45,016	First Foundation, Inc.	1,000,256
6,452	Flushing Financial Corp.	138,718
16,044	Glacier Bancorp, Inc.	734,173
45,291	Great Southern Bancorp, Inc.	2,569,811
155,037	Hancock Whitney Corp.	7,251,080
293,408	Hanmi Financial Corp.	6,792,395
180,500	HarborOne Bancorp, Inc.	2,416,895
27,755	Heartland Financial USA, Inc.	1,214,836
264,698	Hilltop Holdings, Inc.	6,747,152
53,634	Home BancShares, Inc.	1,159,567
23,046	HomeStreet, Inc.	935,437

Common Stocks – (continued)
Banks – (continued)
44,787	HomeTrust Bancshares, Inc.	1,210,593
491,018	Hope Bancorp, Inc.	7,021,557
93,652	Independent Bank Corp.	1,848,690
203,087	International Bancshares Corp.	8,080,832
10,686	Macatawa Bank Corp.	93,502
202,038	OFG Bancorp (Puerto Rico)	5,370,170
112,770	Origin Bancorp, Inc.	4,249,174
20,826	Sandy Spring Bancorp, Inc.	817,837
56,544	Sierra Bancorp	1,229,832
9,849	Southern First Bancshares, Inc.*	450,099
36,295	Southside Bancshares, Inc.	1,422,401
51,796	Texas Capital Bancshares, Inc.*	2,660,243
216,168	Towne Bank	5,959,752
254,066	Trustmark Corp.	7,083,360
79,429	UMB Financial Corp.	7,162,907
119,572	United Bankshares, Inc.	3,976,965
84,029	United Community Banks, Inc.	2,532,634
34,410	Univest Financial Corp.	867,132
18,687	Veritex Holdings, Inc.	613,868

		163,478,886

Beverages – 0.1%
3,402	Coca-Cola Consolidated, Inc.	1,501,983

Biotechnology – 4.0%
64,820	ACADIA Pharmaceuticals, Inc.*	1,195,281
96,772	Alkermes PLC*	2,791,872
54,685	AnaptysBio, Inc.*	1,279,629
61,556	Anika Therapeutics, Inc.*	1,325,301
33,522	Arcus Biosciences, Inc.*	811,568
28,256	Arrowhead Pharmaceuticals, Inc.*	1,161,604
32,649	Avidity Biosciences, Inc.*	466,881
177,716	BioCryst Pharmaceuticals, Inc.*	1,650,982
166,734	Cardiff Oncology, Inc.*	223,424
509,710	Catalyst Pharmaceuticals, Inc.*	3,883,990
36,589	ChemoCentryx, Inc.*	675,433
150,000	Dynavax Technologies Corp.*	1,324,500
64,805	Eagle Pharmaceuticals, Inc.*	2,859,845
46,041	Emergent BioSolutions, Inc.*	1,490,808
74,718	Erasca, Inc.*(a)	543,947
19,069	Gossamer Bio, Inc.*	131,767
24,374	Heron Therapeutics, Inc.*	110,170
139,260	Homology Medicines, Inc.*	231,172
23,861	iTeos Therapeutics, Inc.*	636,850
96,513	IVERIC bio, Inc.*	1,336,705
192,479	Kezar Life Sciences, Inc.*	2,286,650
46,917	Kronos Bio, Inc.*	221,917
1,854	Krystal Biotech, Inc.*	112,371
5,336	Ligand Pharmaceuticals, Inc.*	495,501
582,804	MannKind Corp.*(a)	1,824,177
47,550	MeiraGTx Holdings PLC*	489,289
30,241	Myriad Genetics, Inc.*	619,940
36,062	Nkarta, Inc.*(a)	664,983
55,169	Organogenesis Holdings, Inc.*	355,288
130,792	Precision BioSciences, Inc.*	260,276
9,701	Prothena Corp. PLC (Ireland)*	282,881
83,002	Rhythm Pharmaceuticals, Inc.*	519,593

34	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP VALUE INSIGHTS FUND

Shares	Description	Value

Common Stocks – (continued)
Biotechnology – (continued)
318,767	Selecta Biosciences, Inc.*	$244,271
107,066	Sutro Biopharma, Inc.*	643,467
185,385	Travere Therapeutics, Inc.*	4,658,725
69,757	Turning Point Therapeutics, Inc.*	2,053,646
506,748	Vanda Pharmaceuticals, Inc.*	5,026,940
24,659	Veracyte, Inc.*	504,770
105,917	Viking Therapeutics, Inc.*	252,082
19,263	XBiotech, Inc.	149,481

		45,797,977

Building Products – 0.2%
1,908	Insteel Industries, Inc.	80,937
122,991	Quanex Building Products Corp.	2,363,887

		2,444,824

Capital Markets – 0.7%
5,552	Focus Financial Partners, Inc., Class A*	219,027
60,590	Moelis & Co., Class A	2,681,713
144,973	Oppenheimer Holdings, Inc., Class A	4,671,030
5,437	StoneX Group, Inc.*	368,520

		7,940,290

Chemicals – 2.3%
34,366	AdvanSix, Inc.	1,530,662
52,673	Avient Corp.	2,593,619
193,763	FutureFuel Corp.	1,842,686
80,327	Innospec, Inc.	7,655,966
10,537	Intrepid Potash, Inc.*	806,923
22,885	Koppers Holdings, Inc.	555,190
78,875	Minerals Technologies, Inc.	5,017,239
368,678	Tronox Holdings PLC, Class A	6,341,262

		26,343,547

Commercial Services & Supplies – 1.1%
118,007	ACCO Brands Corp.	864,991
70,701	BrightView Holdings, Inc.*	895,075
188,792	Ennis, Inc.	3,256,662
9,941	Harsco Corp.*	101,597
113,479	Heritage-Crystal Clean, Inc.*	3,097,977
64,356	Matthews International Corp., Class A	1,918,452
10,248	UniFirst Corp.	1,765,730

		11,900,484

Communications Equipment – 1.1%
9,841	Comtech Telecommunications Corp.	133,838
496,441	Harmonic, Inc.*	4,120,460
250,746	NetScout Systems, Inc.*	7,722,977

		11,977,275

Construction & Engineering – 2.1%
132,816	Arcosa, Inc.	7,109,641
109,862	Argan, Inc.	4,040,724
29,510	EMCOR Group, Inc.	3,142,225

Common Stocks – (continued)
Construction & Engineering – (continued)
255,922	Fluor Corp.*	6,334,070
93,932	Sterling Construction Co., Inc.*	2,150,103
69,707	Tutor Perini Corp.*	646,184

		23,422,947

Construction Materials – 0.5%
221,490	Summit Materials, Inc., Class A*	6,157,422

Consumer Finance – 1.4%
151,145	EZCORP, Inc., Class A*	1,058,015
112,854	FirstCash Holdings, Inc.	9,003,492
27,649	Oportun Financial Corp.*	320,452
46,705	PRA Group, Inc.*	1,963,011
65,468	Regional Management Corp.	2,818,397
866	World Acceptance Corp.*	163,423

		15,326,790

Containers & Packaging – 0.0%(b)
29,655	Pactiv Evergreen, Inc.	292,398

Diversified Consumer Services – 0.7%
4,386	Carriage Services, Inc.	188,116
4,489	Graham Holdings Co., Class B	2,659,149
73,347	Laureate Education, Inc.	831,021
2,218	Strategic Education, Inc.	143,283
111,508	Stride, Inc.*	4,382,264

		8,203,833

Diversified Financial Services – 0.5%
36,959	A-Mark Precious Metals, Inc.	2,912,369
192,102	Banco Latinoamericano de Comercio Exterior SA, Class E (Panama)	2,783,558

		5,695,927

Diversified Telecommunication Services – 0.1%
34,247	Consolidated Communications Holdings, Inc.*	203,770
117,146	Globalstar, Inc.*	135,889
10,345	Iridium Communications, Inc.*	369,420

		709,079

Electric Utilities – 0.1%
14,299	ALLETE, Inc.	848,503
4,615	MGE Energy, Inc.	359,370

		1,207,873

Electrical Equipment – 1.2%
81,831	AZZ, Inc.	3,734,767
71,691	Encore Wire Corp.	8,087,462
50,512	Powell Industries, Inc.	974,881
87,915	Thermon Group Holdings, Inc.*	1,318,725

		14,115,835

Electronic Equipment, Instruments & Components – 4.2%
95,525	Belden, Inc.	4,931,956
197,490	CTS Corp.	6,985,221
64,243	Daktronics, Inc.*	215,214

The accompanying notes are an integral part of these financial statements.	35

GOLDMAN SACHS SMALL CAP VALUE INSIGHTS FUND

Schedule of Investments (continued)

April 30, 2022 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Electronic Equipment, Instruments & Components – (continued)
113,072	ePlus, Inc.*	$6,386,307
78,554	Insight Enterprises, Inc.*	7,805,911
40,012	OSI Systems, Inc.*	3,164,949
83,479	PC Connection, Inc.	4,131,376
64,977	Sanmina Corp.*	2,656,909
109,871	TTM Technologies, Inc.*	1,532,700
431,133	Vishay Intertechnology, Inc.	8,032,008
64,309	Vishay Precision Group, Inc.*	2,007,084

		47,849,635

Energy Equipment & Services – 1.2%
96,937	Archrock, Inc.	844,321
894,170	Helix Energy Solutions Group, Inc.*	3,675,039
101,425	Liberty Energy, Inc.*	1,636,999
100,258	National Energy Services Reunited Corp.*	670,726
203,527	Oceaneering International, Inc.*	2,305,961
347,956	Oil States International, Inc.*	2,352,183
71,372	RPC, Inc.*	737,986
63,839	US Silica Holdings, Inc.*	1,186,129

		13,409,344

Entertainment – 1.7%
444,322	AMC Entertainment Holdings, Inc., Class A*(a)	6,798,127
277,231	Cinemark Holdings, Inc.*	4,396,884
311,554	IMAX Corp.*	4,928,784
213,132	Marcus Corp. (The)*(a)	3,352,566

		19,476,361

Equity Real Estate Investment Trusts (REITs) – 11.2%
242,249	Alexander & Baldwin, Inc. REIT	5,135,679
85,995	American Assets Trust, Inc. REIT	3,147,417
21,373	Apartment Investment and Management Co., Class A REIT*	134,650
373,166	Apple Hospitality REIT, Inc. REIT	6,601,307
463,784	Armada Hoffler Properties, Inc. REIT	6,284,273
97,750	CatchMark Timber Trust, Inc., Class A REIT	802,528
163,383	Chatham Lodging Trust REIT*	2,346,180
408,930	City Office REIT, Inc. REIT	6,068,521
79,955	DiamondRock Hospitality Co. REIT*	849,122
159,807	Empire State Realty Trust, Inc., Class A REIT	1,380,732
14,534	Essential Properties Realty Trust, Inc. REIT	348,816
402,600	Franklin Street Properties Corp. REIT	2,077,416
13,423	Gladstone Commercial Corp. REIT	282,420
414,291	Independence Realty Trust, Inc. REIT	11,293,573
194,424	Industrial Logistics Properties Trust REIT	3,141,892
234,557	LXP Industrial Trust REIT	2,943,690

Common Stocks – (continued)
Equity Real Estate Investment Trusts (REITs) – (continued)
146,045	Macerich Co. (The) REIT	1,832,865
96,433	National Storage Affiliates Trust REIT	5,458,108
94,927	NexPoint Residential Trust, Inc. REIT	8,463,691
312,555	Outfront Media, Inc. REIT	8,001,408
39,001	Pebblebrook Hotel Trust REIT	952,404
58,983	Phillips Edison & Co., Inc. REIT	1,997,164
339,667	Piedmont Office Realty Trust, Inc., Class A REIT	5,468,639
27,801	PotlatchDeltic Corp. REIT	1,539,897
414,921	Retail Opportunity Investments Corp. REIT	7,729,978
348,308	RLJ Lodging Trust REIT	4,883,278
71,882	RPT Realty REIT	955,312
316,036	SITE Centers Corp. REIT	5,024,972
178,374	STAG Industrial, Inc. REIT	6,656,918
49,628	Tanger Factory Outlet Centers, Inc. REIT	800,500
147,859	Terreno Realty Corp. REIT	10,756,742
11,787	Uniti Group, Inc. REIT	146,041
144,831	Urstadt Biddle Properties, Inc., Class A REIT	2,512,818
33,069	Xenia Hotels & Resorts, Inc. REIT*	637,901

		126,656,852

Food & Staples Retailing – 1.2%
11,786	Andersons, Inc. (The)	592,011
31,255	Chefs’ Warehouse, Inc. (The)*	1,143,933
87,139	Ingles Markets, Inc., Class A	8,114,384
47,638	Natural Grocers by Vitamin Cottage, Inc.	971,339
27,474	PriceSmart, Inc.	2,182,809

		13,004,476

Food Products – 1.3%
34,203	B&G Foods, Inc.(a)	921,087
142,501	Cal-Maine Foods, Inc.	7,656,579
5,522	Fresh Del Monte Produce, Inc.	143,848
47,910	Hostess Brands, Inc.*	1,087,078
16,447	Sanderson Farms, Inc.	3,114,568
19,734	Seneca Foods Corp., Class A*	1,070,569
15,890	Tootsie Roll Industries, Inc.	556,627

		14,550,356

Gas Utilities – 1.2%
3,908	Chesapeake Utilities Corp.	489,164
104,177	Northwest Natural Holding Co.	4,982,786
98,119	ONE Gas, Inc.	8,278,300

		13,750,250

Health Care Equipment & Supplies – 0.9%
125,866	AngioDynamics, Inc.*	2,649,479
234,576	Avanos Medical, Inc.*	6,840,236
2,935	Integer Holdings Corp.*	220,624
215,449	Invacare Corp.*	357,646

36	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP VALUE INSIGHTS FUND

Shares	Description	Value

Common Stocks – (continued)
Health Care Equipment & Supplies – (continued)
7,829	Utah Medical Products, Inc.	$662,255

		10,730,240

Health Care Providers & Services – 2.9%
2,142	Addus HomeCare Corp.*	180,528
1,065,467	Brookdale Senior Living, Inc.*	6,584,586
173,913	Covetrus, Inc.*	2,399,999
82,522	Cross Country Healthcare, Inc.*	1,546,462
4,607	Fulgent Genetics, Inc.*	252,832
103,270	Hanger, Inc.*	1,697,759
5,760	Joint Corp. (The)*	175,795
36,158	National HealthCare Corp.	2,460,914
557,938	OPKO Health, Inc.*	1,506,433
3,921	Owens & Minor, Inc.	139,156
231,994	Patterson Cos., Inc.	7,138,455
31,062	Select Medical Holdings Corp.	702,312
67,018	Sharps Compliance Corp.*	289,518
105,289	Tenet Healthcare Corp.*	7,634,505

		32,709,254

Health Care Technology – 0.7%
204,746	Allscripts Healthcare Solutions, Inc.*	4,230,052
85,328	Computer Programs and Systems, Inc.*	2,723,670
28,241	Evolent Health, Inc., Class A*	777,192

		7,730,914

Hotels, Restaurants & Leisure – 1.1%
28,134	Chuy’s Holdings, Inc.*	703,632
62,294	Dave & Buster’s Entertainment, Inc.*	2,834,377
171,973	Drive Shack, Inc.*(a)	211,527
107,597	Red Rock Resorts, Inc., Class A	4,729,964
51,887	SeaWorld Entertainment, Inc.*	3,499,259

		11,978,759

Household Durables – 1.6%
33,815	Beazer Homes USA, Inc.*	509,930
46,234	Ethan Allen Interiors, Inc.	1,097,595
12,398	Green Brick Partners, Inc.*	244,241
3,107	LGI Homes, Inc.*	291,157
121,603	M/I Homes, Inc.*	5,384,581
64,729	Meritage Homes Corp.*	5,343,379
273,127	Tri Pointe Homes, Inc.*	5,645,535

		18,516,418

Household Products – 0.1%
5,536	WD-40 Co.	1,018,513

Independent Power and Renewable Electricity Producers – 0.4%
33,665	Clearway Energy, Inc., Class C	1,027,793
37,792	Ormat Technologies, Inc.	2,936,438

		3,964,231

Insurance – 4.6%
246,468	American Equity Investment Life Holding Co.	9,296,773

Common Stocks – (continued)
Insurance – (continued)
118,639	AMERISAFE, Inc.	5,498,918
177,324	Argo Group International Holdings Ltd.	7,589,467
46,292	BRP Group, Inc., Class A*	1,070,271
54,919	Donegal Group, Inc., Class A	743,054
168,684	Employers Holdings, Inc.	6,636,029
1,479,566	Genworth Financial, Inc., Class A*	5,489,190
73,237	Goosehead Insurance, Inc., Class A	4,210,395
1,728	Investors Title Co.	324,259
8,709	National Western Life Group, Inc., Class A	1,731,001
10,463	Palomar Holdings, Inc.*	569,710
34,739	ProAssurance Corp.	853,537
123,075	Stewart Information Services Corp.	6,350,670
105,018	Tiptree, Inc.	1,221,359

		51,584,633

Interactive Media & Services – 0.0%(b)
12,590	Eventbrite, Inc., Class A*	133,202
91,859	fuboTV, Inc.*(a)	348,146

		481,348

Internet & Direct Marketing Retail – 0.1%
116,028	aka Brands Holding Corp.*(a)	409,579
35,975	Lands’ End, Inc.*	504,369
10,095	PetMed Express, Inc.(a)	221,081

		1,135,029

IT Services – 0.8%
666,582	Conduent, Inc.*	3,752,857
20,239	EVERTEC, Inc. (Puerto Rico)	797,416
1,782	ExlService Holdings, Inc.*	242,619
6,162	I3 Verticals, Inc., Class A*	169,147
27,512	Perficient, Inc.*	2,734,968
100,134	Rackspace Technology, Inc.*(a)	990,325
14,842	Unisys Corp.*	210,905

		8,898,237

Leisure Products – 0.0%(b)
34,257	Solo Brands, Inc., Class A*(a)	204,514
8,210	Vista Outdoor, Inc.*	289,239

		493,753

Life Sciences Tools & Services – 0.6%
58,950	Codexis, Inc.*	709,168
41,726	Medpace Holdings, Inc.*	5,573,342
102,227	Pacific Biosciences of California, Inc.*	648,119

		6,930,629

Machinery – 1.9%
5,650	Barnes Group, Inc.	189,727
5,559	Columbus McKinnon Corp.	197,067
296,000	Kennametal, Inc.	7,616,080
71,487	Miller Industries, Inc.	1,916,567
141,603	Mueller Industries, Inc.	7,667,802
5,419	Terex Corp.	184,246

The accompanying notes are an integral part of these financial statements.	37

GOLDMAN SACHS SMALL CAP VALUE INSIGHTS FUND

Schedule of Investments (continued)

April 30, 2022 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Machinery – (continued)
39,833	Titan International, Inc.*	$552,085
103,669	Trinity Industries, Inc.	2,875,778
30,125	Wabash National Corp.	431,089

		21,630,441

Marine – 2.1%
431,389	Costamare, Inc. (Monaco)	5,784,927
51,885	Eagle Bulk Shipping, Inc.	3,229,322
181,306	Genco Shipping & Trading Ltd.	3,994,171
87,405	Matson, Inc.	7,518,578
922,381	Safe Bulkers, Inc. (Greece)	3,790,986

		24,317,984

Media – 1.1%
379,930	Clear Channel Outdoor Holdings, Inc.*	934,628
2,429	Daily Journal Corp.*	624,617
188,890	EW Scripps Co. (The), Class A*	3,109,129
232,534	Gray Television, Inc.	4,306,530
17,239	John Wiley & Sons, Inc., Class A	877,293
8,448	Scholastic Corp.	311,309
6,479	Sinclair Broadcast Group, Inc., Class A	144,093
71,246	TEGNA, Inc.	1,570,974

		11,878,573

Metals & Mining – 1.5%
170,501	Constellium SE*	2,845,662
41,755	Haynes International, Inc.	1,631,785
9,556	Ryerson Holding Corp.	351,756
544,534	SunCoke Energy, Inc.	4,530,523
36,729	TimkenSteel Corp.*	759,189
185,800	Warrior Met Coal, Inc.	6,330,206

		16,449,121

Mortgage Real Estate Investment Trusts (REITs) – 2.6%
16,417	Ares Commercial Real Estate Corp. REIT	247,404
174,844	Blackstone Mortgage Trust, Inc., Class A REIT	5,252,314
107,324	BrightSpire Capital, Inc. REIT	912,254
779,263	Chimera Investment Corp. REIT	7,808,215
176,743	Great Ajax Corp. REIT	1,645,477
109,444	Hannon Armstrong Sustainable Infrastructure Capital, Inc. REIT	4,376,666
101,584	Invesco Mortgage Capital, Inc. REIT	176,756
336,640	Ladder Capital Corp. REIT	3,834,330
19,418	MFA Financial, Inc. REIT	276,706
416,405	TPG RE Finance Trust, Inc. REIT	4,393,073

		28,923,195

Multiline Retail – 0.8%
6,733	Dillard’s, Inc., Class A	2,045,553
273,523	Macy’s, Inc.	6,611,051

		8,656,604

Common Stocks – (continued)
Multi-Utilities – 0.8%
72,923	Avista Corp.	2,958,486
12,444	Black Hills Corp.	911,399
95,723	NorthWestern Corp.	5,426,537
6,090	Unitil Corp.	310,590

		9,607,012

Oil, Gas & Consumable Fuels – 7.5%
281,534	Antero Resources Corp.*	9,909,997
11,668	Callon Petroleum Co.*	598,218
336,253	Centennial Resource Development, Inc., Class A*	2,602,598
4,697	Civitas Resources, Inc.	275,338
46,653	Clean Energy Fuels Corp.*	273,387
120,101	Comstock Resources, Inc.*	2,045,320
19,908	CONSOL Energy, Inc.*	946,625
454,073	Equitrans Midstream Corp.	3,569,014
118,928	Golar LNG Ltd. (Cameroon)*	2,654,473
6,256	HighPeak Energy, Inc.(a)	170,851
40,200	Laredo Petroleum, Inc.*	2,862,642
57,050	Magnolia Oil & Gas Corp., Class A	1,325,842
237,200	Murphy Oil Corp.	9,032,576
255,594	Ovintiv, Inc.	13,083,857
61,666	PBF Energy, Inc., Class A*	1,792,014
68,766	PDC Energy, Inc.	4,795,741
25,207	Peabody Energy Corp.*	570,687
436,895	Range Resources Corp.*	13,080,636
47,524	Ranger Oil Corp., Class A*	1,513,639
10,289	REX American Resources Corp.*	870,758
268,575	SM Energy Co.	9,542,470
49,764	Talos Energy, Inc.*	904,212
472,373	W&T Offshore, Inc.*	2,248,496

		84,669,391

Pharmaceuticals – 2.0%
79,614	Amphastar Pharmaceuticals, Inc.*	2,823,909
574,829	Endo International PLC*	1,149,658
159,792	Innoviva, Inc.*	2,726,051
123,701	Phibro Animal Health Corp., Class A	2,225,381
162,007	Prestige Consumer Healthcare, Inc.*	8,855,303
181,945	Supernus Pharmaceuticals, Inc.*	5,076,265

		22,856,567

Professional Services – 0.9%
22,793	Barrett Business Services, Inc.	1,640,412
26,241	Heidrick & Struggles International, Inc.	838,662
10,857	Huron Consulting Group, Inc.*	562,176
71,357	Korn Ferry	4,384,174
35,865	ManTech International Corp., Class A	2,881,394
8,972	TrueBlue, Inc.*	229,414

		10,536,232

Road & Rail – 1.7%
24,070	ArcBest Corp.	1,736,891

38	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP VALUE INSIGHTS FUND

Shares	Description	Value

Common Stocks – (continued)
Road & Rail – (continued)
33,613	Avis Budget Group, Inc.*	$8,997,192
312,091	Heartland Express, Inc.	4,306,856
248,507	Marten Transport Ltd.	4,319,051

		19,359,990

Semiconductors & Semiconductor Equipment – 0.6%
119,601	Amkor Technology, Inc.	2,249,695
15,129	Diodes, Inc.*	1,104,871
9,170	Lattice Semiconductor Corp.*	440,527

27,932	Photronics, Inc.*	418,701
92,107	Veeco Instruments, Inc.*	2,111,092

		6,324,886

Software – 1.0%
10,487	Alarm.com Holdings, Inc.*	640,546
56,443	CommVault Systems, Inc.*	3,443,023
612,243	E2open Parent Holdings, Inc.*	4,738,761
36,703	Ebix, Inc.	1,093,749
47,558	Marathon Digital Holdings, Inc.*(a)	741,905
24,875	PagerDuty, Inc.*	710,679
26,159	Telos Corp.*	203,778

		11,572,441

Specialty Retail – 2.1%
34,597	Bed Bath & Beyond, Inc.*(a)	470,865
17,888	Big 5 Sporting Goods Corp.(a)	258,839
2,006	Boot Barn Holdings, Inc.*	180,660
78,074	Buckle, Inc. (The)	2,424,979
78,159	Cato Corp. (The), Class A	1,059,055
52,451	Group 1 Automotive, Inc.	9,133,817
7,899	Murphy USA, Inc.	1,845,207
35,338	ODP Corp. (The)*	1,520,594
80,003	Sonic Automotive, Inc., Class A	3,404,128
23,444	Tilly’s, Inc., Class A	206,776
73,839	TravelCenters of America, Inc.*	2,806,620

		23,311,540

Technology Hardware, Storage & Peripherals – 0.0%(b)
19,360	Diebold Nixdorf, Inc.*	79,376

Textiles, Apparel & Luxury Goods – 0.6%
103,305	Fossil Group, Inc.*	1,020,653
109,878	G-III Apparel Group Ltd.*	2,909,569
43,684	Movado Group, Inc.	1,571,314
10,910	Oxford Industries, Inc.	977,536

		6,479,072

Thrifts & Mortgage Finance – 1.7%
697,232	Capitol Federal Financial, Inc.	6,714,344
52,881	Essent Group Ltd.	2,143,267
8,234	FS Bancorp, Inc.	241,997
138,687	Merchants Bancorp	3,261,918
41,856	Mr. Cooper Group, Inc.*	1,882,265
132,198	TrustCo Bank Corp.	4,117,968
14,402	WSFS Financial Corp.	577,088

		18,938,847

Common Stocks – (continued)
Tobacco – 0.4%
355,580	Vector Group Ltd.	4,522,978

Trading Companies & Distributors – 1.5%
84,473	GMS, Inc.*	4,050,480
588,164	MRC Global, Inc.*	7,052,086
182,991	NOW, Inc.*	1,994,602
139,409	Titan Machinery, Inc.*	3,287,264
7,707	Triton International Ltd. (Bermuda)	470,821

1,046	Veritiv Corp.*	147,005

		17,002,258

Water Utilities – 0.0%(b)
3,269	American States Water Co.	257,140

Wireless Telecommunication Services – 0.2%
147,910	Gogo, Inc.*(a)	2,723,023

TOTAL COMMON STOCKS
(Cost $1,098,806,376)		$1,115,648,331

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $1,098,806,376)		$1,115,648,331

Shares	Dividend Rate	Value

Securities Lending Reinvestment Vehicle – 1.1%(c)
Goldman Sachs Financial Square Government Fund – Institutional Shares
12,866,518	0.317%	$12,866,518
(Cost $12,866,518)

TOTAL INVESTMENTS – 99.7%
(Cost $1,111,672,894)		$1,128,514,849

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.3%		3,257,642

NET ASSETS – 100.0%		$1,131,772,491

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	Less than 0.05%

(c)	Represents an affiliated issuer.

Investment Abbreviations:
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.	39

GOLDMAN SACHS SMALL CAP VALUE INSIGHTS FUND

Schedule of Investments (continued)

April 30, 2022 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At April 30, 2022, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
E-Mini Russell 2000 Index	36	06/17/22	$3,552,995	$(202,655)

40	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. EQUITY INSIGHTS FUND

Schedule of Investments

April 30, 2022 (Unaudited)

Shares	Description	Value

Common Stocks – 99.1%
Aerospace & Defense – 0.9%
33,042	General Dynamics Corp.	$7,815,424
39,731	Howmet Aerospace, Inc.	1,355,622

		9,171,046

Automobiles – 3.6%
316,600	Ford Motor Co.	4,483,056
307,685	General Motors Co.*	11,664,338
23,855	Tesla, Inc.*	20,771,980

		36,919,374

Banks – 0.6%
19,455	East West Bancorp, Inc.	1,387,141
6,792	JPMorgan Chase & Co.	810,693
107,883	KeyCorp	2,083,221
9,495	Prosperity Bancshares, Inc.	620,783
20,242	Regions Financial Corp.	419,414
6,727	Wintrust Financial Corp.	587,402

		5,908,654

Beverages – 1.5%
27,861	Keurig Dr Pepper, Inc.	1,042,001
20,350	Monster Beverage Corp.*	1,743,588
75,241	PepsiCo, Inc.	12,919,632

		15,705,221

Biotechnology – 4.0%
96,244	AbbVie, Inc.	14,136,319
38,997	Biogen, Inc.*	8,089,538
205,981	Gilead Sciences, Inc.	12,222,912
31,299	Horizon Therapeutics PLC*	3,084,829
6,105	Moderna, Inc.*	820,573
6,690	Vertex Pharmaceuticals, Inc.*	1,827,842

		40,182,013

Capital Markets – 2.8%
11,691	Ameriprise Financial, Inc.	3,103,843
30,580	CME Group, Inc.	6,707,417
76,275	Intercontinental Exchange, Inc.	8,833,408
44,015	Morgan Stanley	3,547,169
15,854	S&P Global, Inc.	5,969,031

		28,160,868

Chemicals – 3.3%
50,416	Air Products and Chemicals, Inc.	11,800,873
112,413	CF Industries Holdings, Inc.	10,884,951
51,893	Dow, Inc.	3,450,884
3,395	International Flavors & Fragrances, Inc.	411,814
18,598	Linde PLC (United Kingdom)	5,801,832
20,645	Mosaic Co. (The)	1,288,661

		33,639,015

Commercial Services & Supplies – 1.4%
40,521	Republic Services, Inc.	5,440,754
50,397	Waste Management, Inc.	8,287,283

		13,728,037

Common Stocks – (continued)
Communications Equipment – 0.8%
175,414	Cisco Systems, Inc.	8,591,778

Construction & Engineering – 0.2%
7,051	AECOM	497,519
18,504	MasTec, Inc.*	1,332,473

		1,829,992

Construction Materials – 0.1%
4,631	Vulcan Materials Co.	797,875

Consumer Finance – 1.6%
53,551	Capital One Financial Corp.	6,673,526
252,281	Synchrony Financial	9,286,463

		15,959,989

Containers & Packaging – 0.8%
87,029	International Paper Co.	4,027,702
27,145	Packaging Corp. of America	4,374,960

		8,402,662

Distributors – 1.1%
215,425	LKQ Corp.	10,691,543

Diversified Financial Services – 3.0%
84,953	Berkshire Hathaway, Inc., Class B*	27,425,377
87,942	Equitable Holdings, Inc.	2,535,368

		29,960,745

Diversified Telecommunication Services – 1.0%
549,137	AT&T, Inc.	10,356,724

Electric Utilities – 0.5%
5,272	Eversource Energy	460,773
63,456	Xcel Energy, Inc.	4,648,786

		5,109,559

Electrical Equipment – 0.6%
28,376	AMETEK, Inc.	3,582,754
28,320	Emerson Electric Co.	2,553,897

		6,136,651

Electronic Equipment, Instruments & Components – 0.6%
125,482	Corning, Inc.	4,415,712
4,326	Teledyne Technologies, Inc.*	1,866,885

		6,282,597

Energy Equipment & Services – 0.3%
79,567	Schlumberger NV	3,103,909

Entertainment – 1.7%
102,782	Live Nation Entertainment, Inc.*	10,779,776
34,736	Walt Disney Co. (The)*	3,877,580
132,845	Warner Bros Discovery, Inc.*	2,411,137

		17,068,493

Equity Real Estate Investment Trusts (REITs) – 4.1%
39,757	American Homes 4 Rent, Class A REIT	1,574,775
66,299	Camden Property Trust REIT	10,401,650

The accompanying notes are an integral part of these financial statements.	41

GOLDMAN SACHS U.S. EQUITY INSIGHTS FUND

Schedule of Investments (continued)

April 30, 2022 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Equity Real Estate Investment Trusts (REITs) – (continued)
43,587	Equity LifeStyle Properties, Inc. REIT	$3,368,403
137,724	First Industrial Realty Trust, Inc. REIT	7,987,992
54,408	Life Storage, Inc. REIT	7,208,516
29,488	Mid-America Apartment Communities, Inc. REIT	5,799,700
4,983	Public Storage REIT	1,851,185
6,758	Rexford Industrial Realty, Inc. REIT	527,394
19,476	Simon Property Group, Inc. REIT	2,298,168

		41,017,783

Food & Staples Retailing – 0.2%
4,015	Casey’s General Stores, Inc.	808,220
1,471	Costco Wholesale Corp.	782,160

		1,590,380

Food Products – 1.8%
125,641	Archer-Daniels-Midland Co.	11,252,408
44,964	Bunge Ltd.	5,086,327
18,969	Darling Ingredients, Inc.*	1,392,135

		17,730,870

Health Care Equipment & Supplies – 2.0%
15,219	Abbott Laboratories	1,727,357
10,277	Align Technology, Inc.*	2,979,405
179,030	Boston Scientific Corp.*	7,538,953
46,656	Medtronic PLC	4,869,020
10,756	Teleflex, Inc.	3,072,129

		20,186,864

Health Care Providers & Services – 5.3%
26,424	Anthem, Inc.	13,262,998
21,787	Centene Corp.*	1,754,943
31,547	HCA Healthcare, Inc.	6,768,409
9,881	Humana, Inc.	4,392,697
33,408	Molina Healthcare, Inc.*	10,471,738
29,236	UnitedHealth Group, Inc.	14,867,968
16,772	Universal Health Services, Inc., Class B	2,055,073

		53,573,826

Hotels, Restaurants & Leisure – 3.3%
350,234	Carnival Corp.*	6,059,048
3,909	Choice Hotels International, Inc.	549,058
73,508	Hilton Worldwide Holdings, Inc.*	11,415,057
4,097	Hyatt Hotels Corp., Class A*	389,051
65,547	Marriott International, Inc., Class A*	11,635,904
35,086	Wyndham Hotels & Resorts, Inc.	3,086,165

		33,134,283

Household Durables – 0.4%
5,073	Garmin Ltd.	556,711
20,940	Whirlpool Corp.	3,801,029

		4,357,740

Household Products – 0.3%
14,507	Kimberly-Clark Corp.	2,014,007
4,689	Procter & Gamble Co. (The)	752,819

		2,766,826

Common Stocks – (continued)
Insurance – 1.4%
28,454	American International Group, Inc.	$1,664,844
7,692	Globe Life, Inc.	754,431
3,823	Lincoln National Corp.	229,953
49,624	Marsh & McLennan Cos., Inc.	8,024,201
54,963	MetLife, Inc.	3,609,970

		14,283,399

Interactive Media & Services – 5.3%
320	Alphabet, Inc., Class A*	730,301
16,103	Alphabet, Inc., Class C*	37,026,111
81,674	Meta Platforms, Inc., Class A*	16,373,187

		54,129,599

Internet & Direct Marketing Retail – 2.4%
9,943	Amazon.com, Inc.*	24,714,619

IT Services – 2.8%
3,770	EPAM Systems, Inc.*	999,012
10,919	Euronet Worldwide, Inc.*	1,328,297
38,069	Gartner, Inc.*	11,060,948
53,186	PayPal Holdings, Inc.*	4,676,645
52,920	VeriSign, Inc.*	9,456,275
68,807	Western Union Co. (The)	1,153,205

		28,674,382

Life Sciences Tools & Services – 3.1%
84,987	Agilent Technologies, Inc.	10,136,399
49,521	IQVIA Holdings, Inc.*	10,795,083
7,967	Mettler-Toledo International, Inc.*	10,178,082
960	Thermo Fisher Scientific, Inc.	530,803

		31,640,367

Machinery – 2.4%
52,657	Caterpillar, Inc.	11,086,405
2,149	Illinois Tool Works, Inc.	423,589
151,989	Otis Worldwide Corp.	11,070,879
4,622	Parker-Hannifin Corp.	1,251,730

		23,832,603

Media – 1.0%
11,502	Charter Communications, Inc., Class A*	4,928,492
12,068	Liberty Broadband Corp., Class C*	1,349,444
164,714	News Corp., Class A	3,271,220
5,666	Nexstar Media Group, Inc., Class A	897,607

		10,446,763

Metals & Mining – 0.6%
138,909	Freeport-McMoRan, Inc.	5,632,760

Multi-Utilities – 1.0%
154,112	CMS Energy Corp.	10,585,953

Oil, Gas & Consumable Fuels – 1.6%
41,588	ConocoPhillips	3,972,486
78,398	Exxon Mobil Corp.	6,683,429
10,462	Hess Corp.	1,078,318
54,885	Kinder Morgan, Inc.	996,163

42	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. EQUITY INSIGHTS FUND

Shares	Description	Value

Common Stocks – (continued)
Oil, Gas & Consumable Fuels – (continued)
18,817	Marathon Oil Corp.	$468,920
16,830	ONEOK, Inc.	1,065,844
26,729	Targa Resources Corp.	1,962,176

		16,227,336

Pharmaceuticals – 2.8%
65,360	Elanco Animal Health, Inc.*	1,654,261
24,984	Johnson & Johnson	4,508,613
172,912	Merck & Co., Inc.	15,335,565
58,280	Perrigo Co. PLC	1,999,004
107,954	Pfizer, Inc.	5,297,303

		28,794,746

Road & Rail – 3.3%
362,180	CSX Corp.	12,437,261
47,021	Norfolk Southern Corp.	12,125,776
39,903	Union Pacific Corp.	9,348,874

		33,911,911

Semiconductors & Semiconductor Equipment – 4.9%
74,367	Advanced Micro Devices, Inc.*	6,359,866
20,784	Applied Materials, Inc.	2,293,514
12,804	Broadcom, Inc.	7,098,410
33,659	First Solar, Inc.*	2,458,117
3,811	Lam Research Corp.	1,775,011
119,950	Micron Technology, Inc.	8,179,390
70,368	NVIDIA Corp.	13,051,153
30,844	ON Semiconductor Corp.*	1,607,281
49,165	QUALCOMM, Inc.	6,867,859

		49,690,601

Software – 10.2%
4,497	Crowdstrike Holdings, Inc., Class A*	893,824
29,781	Fortinet, Inc.*	8,607,007
8,923	Intuit, Inc.	3,736,506
188,777	Microsoft Corp.	52,389,393
183,069	Oracle Corp.	13,437,265
10,534	Palo Alto Networks, Inc.*	5,912,523
10,157	Paycom Software, Inc.*	2,858,891
9,398	ServiceNow, Inc.*	4,493,184
8,566	Synopsys, Inc.*	2,456,643
75,230	VMware, Inc., Class A	8,127,849

		102,913,085

Specialty Retail – 1.5%
31,172	AutoNation, Inc.*	3,613,146
2,991	AutoZone, Inc.*	5,848,811
12,553	Home Depot, Inc. (The)	3,770,921
2,738	O’Reilly Automotive, Inc.*	1,660,734

		14,893,612

Common Stocks – (continued)
Technology Hardware, Storage & Peripherals – 7.0%
401,939	Apple, Inc.	63,365,683
143,762	Dell Technologies, Inc., Class C	6,758,252
29,740	Hewlett Packard Enterprise Co.	458,293

		70,582,228

TOTAL INVESTMENTS – 99.1%
(Cost $862,324,233)		$1,003,019,281

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.9%		8,683,489

NET ASSETS – 100.0%		$1,011,702,770

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

Investment Abbreviations:
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.	43

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Statements of Assets and Liabilities

April 30, 2022 (Unaudited)

	Large Cap Growth Insights Fund	Large Cap Value Insights Fund	Small Cap Equity Insights Fund
Assets:
Investments in unaffiliated issuers, at value (cost $776,195,189, $394,993,071 and $478,656,816, respectively)(a)	$1,112,312,781	$403,614,894	$454,918,190
Investments in securities lending reinvestment vehicle, at value which equals cost	475,200	—	5,346,284
Cash	10,878,386	3,393,889	5,192,169
Receivables:
Investments sold	31,598,419	—	—
Fund shares sold	6,169,852	294,479	2,703,409
Dividends	362,111	344,462	249,380
Reimbursement from investment adviser	22,670	18,076	20,029
Foreign tax reclaims	1,236	—	—
Securities lending income	9	—	11,061
Due from broker	—	96,240	—
Other assets	166,417	59,754	64,849
Total assets	1,161,987,081	407,821,794	468,505,371

Liabilities:
Variation margin on futures contracts	—	54,600	—
Payables:
Investments purchased	30,992,895	—	—
Fund shares redeemed	3,104,094	278,753	2,490,310
Management fees	512,359	183,164	316,580
Upon return of securities loaned	475,200	—	5,346,284
Distribution and Service fees and Transfer Agency fees	199,905	56,416	44,215
Accrued expenses	505,413	210,828	283,841
Total liabilities	35,789,866	783,761	8,481,230

Net Assets:
Paid-in capital	636,289,826	375,332,886	483,337,503
Total distributable earnings (loss)	489,907,389	31,705,147	(23,313,362)
NET ASSETS	$1,126,197,215	$407,038,033	$460,024,141
Net Assets:
Class A	$242,923,002	$62,331,646	$35,637,008
Class C	33,065,101	9,354,308	5,649,103
Institutional	361,519,355	109,229,820	170,472,059
Service	20,566,883	6,437,906	1,954,629
Investor	189,591,041	85,195,098	36,034,412
Class R6	189,437,848	77,316,361	85,601,810
Class R	24,799,161	5,110,872	12,875,829
Class P	64,294,824	52,062,022	111,799,291
Total Net Assets	$1,126,197,215	$407,038,033	$460,024,141
Shares Outstanding $0.001 par value (unlimited number of shares authorized):
Class A	8,894,485	2,781,338	1,618,588
Class C	1,546,680	422,131	328,422
Institutional	12,411,532	4,881,321	7,291,602
Service	776,703	285,711	91,145
Investor	7,089,594	3,819,126	1,644,947
Class R6	6,510,907	3,455,270	3,660,323
Class R	955,787	230,011	607,656
Class P	2,211,495	2,328,139	4,782,116
Net asset value and offering price per share:(b)
Class A	$27.31	$22.41	$22.02
Class C	21.38	22.16	17.20
Institutional	29.13	22.38	23.38
Service	26.48	22.53	21.45
Investor	26.74	22.31	21.91
Class R6	29.10	22.38	23.39
Class R	25.95	22.22	21.19
Class P	29.07	22.36	23.38

(a)	Includes loaned securities having a market value of $418,464, $— and $4,950,642, respectively.
(b)	Maximum public offering price per share for Class A Shares of the Large Cap Growth Insights, Large Cap Value Insights and Small Cap Equity Insights Funds is $28.90, $23.71 and $23.30, respectively. At redemption, Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value (“NAV”) or the original purchase price of the shares.

44	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Statements of Assets and Liabilities (continued)

April 30, 2022 (Unaudited)

	Small Cap Growth Insights Fund	Small Cap Value Insights Fund	U.S. Equity Insights Fund
Assets:
Investments in unaffiliated issuers, at value (cost $174,429,273, $1,098,806,376 and $862,324,233, respectively)(a)	$161,564,052	$1,115,648,331	$1,003,019,281
Investments in securities lending reinvestment vehicle, at value which equals cost	3,100,086	12,866,518	—
Cash	1,975,647	13,042,757	6,513,455
Receivables:
Investments sold	3,280,667	21,830,526	29,809,756
Fund shares sold	161,366	3,329,716	1,175,604
Dividends	52,458	731,419	728,566
Reimbursement from investment adviser	17,148	36,434	21,472
Securities lending income	8,632	11,808	—
Due from broker	—	247,623	—
Foreign tax reclaims	—	—	950
Other assets	82,687	183,656	72,184
Total assets	170,242,743	1,167,928,788	1,041,341,268

Liabilities:
Variation margin on futures contracts	—	96,480	—
Payables:
Investments purchased	3,270,573	20,786,395	28,131,587
Upon return of securities loaned	3,100,086	12,866,518	—
Fund shares redeemed	203,490	1,129,862	460,822
Management fees	110,162	783,342	465,954
Distribution and Service fees and Transfer Agency fees	29,425	129,768	177,029
Accrued expenses	670,036	363,932	403,106
Total liabilities	7,383,772	36,156,297	29,638,498

Net Assets:
Paid-in capital	185,891,180	1,078,893,445	856,665,496
Total distributable earnings (loss)	(23,032,209)	52,879,046	155,037,274
NET ASSETS	$162,858,971	$1,131,772,491	$1,011,702,770
Net Assets:
Class A	$36,039,649	$132,830,781	$319,507,262
Class C	5,813,494	5,909,849	15,768,552
Institutional	48,284,773	357,264,078	274,551,275
Service	—	—	5,189,638
Investor	25,516,299	323,610,201	95,389,331
Class R6	36,175,633	251,203,015	19,808,993
Class R	4,066,191	20,935,539	19,007,540
Class P	6,962,932	40,019,028	262,480,179
Total Net Assets	$162,858,971	$1,131,772,491	$1,011,702,770
Shares Outstanding $0.001 par value (unlimited number of shares authorized):
Class A	3,005,966	3,795,668	6,274,198
Class C	2,675,458	309,007	364,668
Institutional	2,468,486	6,756,006	5,155,644
Service	—	—	102,662
Investor	1,913,348	9,316,837	1,908,534
Class R6	1,846,261	4,751,469	372,434
Class R	398,051	619,433	383,269
Class P	355,388	757,010	4,934,491
Net asset value and offering price per share:(b)
Class A	$11.99	$35.00	$50.92
Class C	2.17	19.13	43.24
Institutional	19.56	52.88	53.25
Service	—	—	50.55
Investor	13.34	34.73	49.98
Class R6	19.59	52.87	53.19
Class R	10.22	33.80	49.59
Class P	19.59	52.86	53.19

(a)	Includes loaned securities having a market value of $2,863,819, $12,107,017 and $—, respectively.
(b)	Maximum public offering price per share for Class A Shares of the Small Cap Growth Insights, Small Cap Value Insights and U.S. Equity Insights Funds is $12.69, $37.04 and $53.88, respectively. At redemption, Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value (“NAV”) or the original purchase price of the shares.

The accompanying notes are an integral part of these financial statements.	45

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Statements of Operations

For the Six Months Ended April 30, 2022 (Unaudited)

	Large Cap Growth Insights Fund	Large Cap Value Insights Fund	Small Cap Equity Insights Fund
Investment income:

Dividends — unaffiliated issuers (net of foreign withholding taxes of $—, $174 and $7,334, respectively)	$8,426,546	$4,277,460	$3,924,546

Securities lending income — affiliated issuer	11,314	2,903	29,525

Dividends — affiliated issuers	147	284	976

Total investment income	8,438,007	4,280,647	3,955,047

Expenses:

Management fees	3,608,729	1,074,547	2,162,595

Transfer Agency fees(a)	627,778	176,538	164,457

Distribution and Service (12b-1) fees(a)	627,666	139,798	116,450

Custody, accounting and administrative services	73,960	29,134	51,300

Registration fees	70,142	52,187	56,532

Service fees — Class C	51,585	12,685	8,382

Professional fees	44,667	44,084	46,648

Printing and mailing costs	34,383	16,018	18,794

Shareholder Administration fees — Service Shares	32,416	8,377	3,894

Trustee fees	11,388	12,030	11,931

Other	15,225	7,372	11,019

Total expenses	5,197,939	1,572,770	2,652,002

Less — expense reductions	(222,096)	(152,818)	(186,766)

Net expenses	4,975,843	1,419,952	2,465,236

NET INVESTMENT INCOME	3,462,164	2,860,695	1,489,811

Realized and unrealized gain (loss):

Net realized gain (loss) from:

Investments — unaffiliated issuers	157,018,458	23,808,491	1,565,609

Futures contracts	522,728	20,830	433,498

Net change in unrealized gain (loss) on:

Investments — unaffiliated issuers	(409,910,347)	(35,230,869)	(95,514,397)

Futures contracts	—	(120,785)	(290,252)

Foreign currency translations	(47)	—	—

Net realized and unrealized loss	(252,369,208)	(11,522,333)	(93,805,542)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(248,907,044)	$(8,661,638)	$(92,315,731)

(a)	Class specific Distribution and/or Service and Transfer Agency fees were as follows:

	Distribution and/or Service (12b-1) Fees				Transfer Agency Fees
Fund	Class A	Class C	Service	Class R	Class A	Class C	Institutional	Service	Investor	Class R6	Class R	Class P
Large Cap Growth Insights	$369,643	$154,755	$32,416	$70,852	$236,574	$33,015	$96,597	$5,187	$185,042	$38,137	$22,673	$10,553
Large Cap Value Insights	80,020	38,056	8,377	13,345	51,213	8,119	22,403	1,340	70,071	11,953	4,270	7,169
Small Cap Equity Insights	50,631	25,145	3,894	36,780	32,404	5,364	39,338	623	40,764	14,277	11,770	19,917

46	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Statements of Operations (continued)

For the Six Months Ended April 30, 2022 (Unaudited)

	Small Cap Growth Insights Fund	Small Cap Value Insights Fund	U.S. Equity Insights Fund
Investment income:

Dividends — unaffiliated issuers (net of foreign withholding taxes of $1,998, $21,861 and $58, respectively)	$1,233,720	$11,938,452	$9,109,255

Securities lending income — affiliated issuer	35,720	45,482	8,218

Dividends — affiliated issuers	17	236	1,152

Total investment income	1,269,457	11,984,170	9,118,625

Expenses:

Management fees	1,136,925	4,853,111	2,943,313

Transfer Agency fees(a)	116,801	534,215	524,108

Distribution and Service (12b-1) fees(a)	101,652	264,122	574,938

Registration fees	50,982	62,292	59,799

Professional fees	45,657	45,649	45,656

Custody, accounting and administrative services	38,488	78,315	66,900

Printing and mailing costs	31,174	32,860	26,567

Trustee fees	11,902	14,072	9,328

Service fees — Class C	9,138	8,279	22,704

Shareholder Administration fees — Service Shares	—	—	7,435

Other	9,552	16,868	9,593

Total expenses	1,552,271	5,909,783	4,290,341

Less — expense reductions	(182,242)	(225,997)	(195,755)

Net expenses	1,370,029	5,683,786	4,094,586

NET INVESTMENT INCOME	(100,572)	6,300,384	5,024,039

Realized and unrealized gain (loss):

Net realized gain (loss) from:

Investments — unaffiliated issuers	(4,981,008)	41,311,691	17,834,218

Futures contracts	320,646	(635,985)	316,386

Net change in unrealized gain (loss) on:

Investments — unaffiliated issuers	(71,379,009)	(145,053,623)	(140,089,572)

Futures contracts	—	(532,817)	—

Foreign currency translations	—	—	(37)

Net realized and unrealized loss	(76,039,371)	(104,910,734)	(121,939,005)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(76,139,943)	$(98,610,350)	$(116,914,966)

(a)	Class specific Distribution and/or Service and Transfer Agency fees were as follows:

	Distribution and/or Service (12b-1) Fees				Transfer Agency Fees
Fund	Class A	Class C	Service	Class R	Class A	Class C	Institutional	Service	Investor	Class R6	Class R	Class P
Small Cap Growth Insights	$60,538	$27,414	$—	$13,700	$38,745	$5,849	$20,391	$—	$36,030	$10,050	$4,384	$1,352
Small Cap Value Insights	182,919	24,839	—	56,364	117,069	5,299	74,117	—	270,296	42,966	18,037	6,431
U.S. Equity Insights	446,670	68,112	7,435	52,721	285,872	14,531	61,297	1,190	96,809	2,635	16,871	44,903

The accompanying notes are an integral part of these financial statements.	47

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Statements of Changes in Net Assets

	Large Cap Growth Insights Fund		Large Cap Value Insights Fund
	For the Six Months Ended April 30, 2022 (Unaudited)	For the Fiscal Year Ended October 31, 2021	For the Six Months Ended April 30, 2022 (Unaudited)	For the Fiscal Year Ended October 31, 2021
From operations:

Net investment income	$3,462,164	$670,404	$2,860,695	$4,444,971

Net realized gain	157,541,186	505,708,986	23,829,321	93,826,050

Net change in unrealized gain (loss)	(409,910,394)	180,816,034	(35,351,654)	36,195,508

Net increase (decrease) in net assets resulting from operations	(248,907,044)	687,195,424	(8,661,638)	134,466,529

Distributions to shareholders:

From distributable earnings:

Class A Shares	(104,931,005)	(27,425,346)	(9,886,620)	(676,736)

Class C Shares	(17,126,354)	(4,743,046)	(1,618,849)	(44,821)

Institutional Shares	(158,129,393)	(73,425,541)	(17,859,592)	(1,641,866)

Service Shares	(10,860,025)	(4,697,947)	(1,068,616)	(64,814)

Investor Shares	(84,678,086)	(31,566,895)	(14,229,147)	(1,222,900)

Class R6 Shares	(89,995,214)	(34,402,556)	(12,734,505)	(1,203,585)

Class R Shares	(9,787,214)	(2,831,396)	(842,592)	(54,226)

Class P Shares	(23,693,905)	(5,886,489)	(7,434,726)	(619,341)

Total distributions to shareholders	(499,201,196)	(184,979,216)	(65,674,647)	(5,528,289)

From share transactions:

Proceeds from sales of shares	194,641,271	364,468,504	68,711,098	79,433,361
Reinvestment of distributions	419,949,153	164,888,599	62,037,947	5,295,179
Cost of shares redeemed	(726,368,598)	(931,130,685)	(66,146,457)	(117,460,596)

Net increase (decrease) in net assets resulting from share transactions	(111,778,174)	(401,773,582)	64,602,588	(32,732,056)

TOTAL INCREASE (DECREASE)	(859,886,414)	100,442,626	(9,733,697)	96,206,184

Net assets:

Beginning of period	1,986,083,629	1,885,641,003	416,771,730	320,565,546

End of period	$1,126,197,215	$1,986,083,629	$407,038,033	$416,771,730

48	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Statements of Changes in Net Assets (continued)

	Small Cap Equity Insights Fund		Small Cap Growth Insights Fund
	For the Six Months Ended April 30, 2022 (Unaudited)	For the Fiscal Year Ended October 31, 2021	For the Six Months Ended April 30, 2022 (Unaudited)	For the Fiscal Year Ended October 31, 2021
From operations:

Net investment income (loss)	$1,489,811	$1,126,927	$(100,572)	$(2,442,927)

Net realized gain (loss)	1,999,107	159,963,606	(4,660,362)	356,301,385

Net change in unrealized gain (loss)	(95,804,649)	86,727,159	(71,379,009)	18,542,494

Net increase (decrease) in net assets resulting from operations	(92,315,731)	247,817,692	(76,139,943)	372,400,952

Distributions to shareholders:

From distributable earnings:

Class A Shares	(10,704,326)	(72,203)	(48,790,883)	(2,093,905)

Class C Shares	(2,167,796)	—	(12,321,506)	(366,093)

Institutional Shares	(49,102,288)	(946,817)	(75,809,056)	(6,793,298)

Service Shares	(861,999)	(5,076)	—	—

Investor Shares	(14,260,306)	(295,176)	(35,980,459)	(18,616,142)

Class R6 Shares	(23,794,917)	(765,740)	(46,540,269)	(7,408,415)

Class R Shares	(3,915,484)	(3,581)	(4,303,299)	(351,853)

Class P Shares	(34,137,536)	(568,617)	(5,274,692)	(361,013)

Total distributions to shareholders	(138,944,652)	(2,657,210)	(229,020,164)	(35,990,719)

From share transactions:

Proceeds from sales of shares	78,983,652	189,597,209	62,937,056	247,305,100
Reinvestment of distributions	137,848,944	2,591,640	224,260,058	34,839,289
Cost of shares redeemed	(135,152,339)	(372,114,225)	(230,378,324)	(1,188,950,493)

Net increase (decrease) in net assets resulting from share transactions	81,680,257	(179,925,376)	56,818,790	(906,806,104)

TOTAL INCREASE (DECREASE)	(149,580,126)	65,235,106	(248,341,317)	(570,395,871)

Net assets:

Beginning of period	609,604,267	544,369,161	411,200,288	981,596,159

End of period	$460,024,141	$609,604,267	$162,858,971	$411,200,288

The accompanying notes are an integral part of these financial statements.	49

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Statements of Changes in Net Assets (continued)

	Small Cap Value Insights Fund		U.S. Equity Insights Fund
	For the Six Months Ended April 30, 2022 (Unaudited)	For the Fiscal Year Ended October 31, 2021	For the Six Months Ended April 30, 2022 (Unaudited)	For the Fiscal Year Ended October 31, 2021
From operations:

Net investment income	$6,300,384	$8,699,106	$5,024,039	$5,827,946

Net realized gain	40,675,706	303,869,950	18,150,604	259,553,956

Net change in unrealized gain (loss)	(145,586,440)	189,427,785	(140,089,609)	115,297,206

Net increase (decrease) in net assets resulting from operations	(98,610,350)	501,996,841	(116,914,966)	380,679,108

Distributions to shareholders:

From distributable earnings:

Class A Shares	(43,779,967)	(785,368)	(82,471,108)	(13,719,487)

Class C Shares	(2,978,431)	(24,825)	(4,771,581)	(762,606)

Institutional Shares	(80,217,562)	(1,852,902)	(68,876,505)	(12,408,988)

Service Shares	—	—	(1,361,000)	(254,428)

Investor Shares	(88,616,425)	(2,781,222)	(29,215,058)	(4,441,328)

Class R6 Shares	(65,637,668)	(1,592,174)	(3,966,077)	(431,144)

Class R Shares	(6,680,785)	(118,456)	(4,945,801)	(1,852,525)

Class P Shares	(9,546,149)	(273,740)	(65,314,484)	(12,331,032)

Total distributions to shareholders	(297,456,987)	(7,428,687)	(260,921,614)	(46,201,538)

From share transactions:

Proceeds from sales of shares	360,539,236	449,592,114	107,428,585	138,787,492
Reinvestment of distributions	292,056,096	7,237,135	255,838,078	45,365,118
Cost of shares redeemed	(404,201,973)	(440,679,567)	(196,207,817)	(252,334,903)

Net increase (decrease) in net assets resulting from share transactions	248,393,359	16,149,682	167,058,846	(68,182,293)

TOTAL INCREASE (DECREASE)	(147,673,978)	510,717,836	(210,777,734)	266,295,277

Net assets:

Beginning of period	1,279,446,469	768,728,633	1,222,480,504	956,185,227

End of period	$1,131,772,491	$1,279,446,469	$1,011,702,770	$1,222,480,504

50	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LARGE CAP GROWTH INSIGHTS FUND

Financial Highlights

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Large Cap Growth Insights Fund
	Class A Shares
	Six Months Ended April 30, 2022 (Unaudited)		Year Ended October 31,
			2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of period	$48.76		$37.63	$31.54	$31.05	$30.36	$23.44

Net investment income (loss)(a)	0.03	(b)	(0.09)	— (c)	0.10	0.10	0.10

Net realized and unrealized gain (loss)	(6.14)		15.02	7.31	3.00	1.96	6.93

Total from investment operations	(6.11)		14.93	7.31	3.10	2.06	7.03

Distributions to shareholders from net investment income	—		—	(0.10)	(0.09)	(0.08)	(0.11)

Distributions to shareholders from net realized gains	(15.34)		(3.80)	(1.12)	(2.52)	(1.29)	—

Total distributions	(15.34)		(3.80)	(1.22)	(2.61)	(1.37)	(0.11)

Net asset value, end of period	$27.31		$48.76	$37.63	$31.54	$31.05	$30.36

Total Return(d)	(17.93)%		42.69%	23.84%	11.28%	6.95%	30.11%

Net assets, end of period (in 000’s)	$242,923		$336,453	$286,777	$301,506	$317,418	$316,689

Ratio of net expenses to average net assets	0.92	%(e)	0.91%	0.92%	0.93%	0.92%	0.95%

Ratio of total expenses to average net assets	0.95	%(e)	0.94%	0.95%	0.97%	0.95%	1.10%

Ratio of net investment income (loss) to average net assets	0.16	%(b)(e)	(0.21)%	(0.01)%	0.33%	0.32%	0.38%

Portfolio turnover rate(f)	97%		214%	218%	192%	188%	196%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.09 per share and 0.51% of average net assets.
(c)	Amount is less than $0.005 per share.
(d)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(e)	Annualized.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	51

GOLDMAN SACHS LARGE CAP GROWTH INSIGHTS FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Large Cap Growth Insights Fund
	Class C Shares
	Six Months Ended April 30, 2022 (Unaudited)		Year Ended October 31,
			2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of period	$41.64		$32.87	$27.79	$27.78	$27.42	$21.23

Net investment loss(a)	(0.08	)(b)	(0.35)	(0.23)	(0.10)	(0.12)	(0.09)

Net realized and unrealized gain (loss)	(4.84)		12.92	6.43	2.63	1.77	6.28

Total from investment operations	(4.92)		12.57	6.20	2.53	1.65	6.19

Distributions to shareholders from net realized gains	(15.34)		(3.80)	(1.12)	(2.52)	(1.29)	—

Net asset value, end of period	$21.38		$41.64	$32.87	$27.79	$27.78	$27.42

Total Return(c)	(18.22)%		41.59%	22.97%	10.42%	6.18%	29.16%

Net assets, end of period (in 000’s)	$33,065		$47,078	$41,838	$42,004	$56,046	$63,500

Ratio of net expenses to average net assets	1.67	%(d)	1.66%	1.67%	1.68%	1.67%	1.70%

Ratio of total expenses to average net assets	1.70	%(d)	1.69%	1.70%	1.72%	1.70%	1.85%

Ratio of net investment loss to average net assets	(0.58	)%(b)(d)	(0.96)%	(0.76)%	(0.40)%	(0.42)%	(0.37)%

Portfolio turnover rate(e)	97%		214%	218%	192%	188%	196%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.09 per share and 0.51% of average net assets.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

52	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LARGE CAP GROWTH INSIGHTS FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Large Cap Growth Insights Fund
	Institutional Shares
	Six Months Ended April 30, 2022 (Unaudited)		Year Ended October 31,
			2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of period	$50.98		$39.16	$32.77	$32.17	$31.39	$24.21

Net investment income(a)	0.15	(b)	0.07	0.13	0.23	0.23	0.22

Net realized and unrealized gain (loss)	(6.58)		15.66	7.61	3.09	2.02	7.15

Total from investment operations	(6.43)		15.73	7.74	3.32	2.25	7.37

Distributions to shareholders from net investment income	(0.08)		(0.11)	(0.23)	(0.20)	(0.18)	(0.19)

Distributions to shareholders from net realized gains	(15.34)		(3.80)	(1.12)	(2.52)	(1.29)	—

Total distributions	(15.42)		(3.91)	(1.35)	(2.72)	(1.47)	(0.19)

Net asset value, end of period	$29.13		$50.98	$39.16	$32.77	$32.17	$31.39

Total Return(c)	(17.76)%		43.18%	24.33%	11.70%	7.38%	30.63%

Net assets, end of period (in 000’s)	$361,519		$893,602	$741,893	$760,316	$806,091	$897,009

Ratio of net expenses to average net assets	0.55	%(d)	0.54%	0.54%	0.54%	0.53%	0.56%

Ratio of total expenses to average net assets	0.58	%(d)	0.57%	0.58%	0.58%	0.56%	0.70%

Ratio of net investment income to average net assets	0.81	%(b)(d)	0.16%	0.36%	0.72%	0.71%	0.78%

Portfolio turnover rate(e)	97%		214%	218%	192%	188%	196%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.09 per share and 0.51% of average net assets.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	53

GOLDMAN SACHS LARGE CAP GROWTH INSIGHTS FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Large Cap Growth Insights Fund
	Service Shares
	Six Months Ended April 30, 2022 (Unaudited)		Year Ended October 31,
			2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of period	$47.77		$36.98	$31.02	$30.53	$29.94	$23.15

Net investment income (loss)(a)	0.02	(b)	(0.14)	(0.05)	0.07	0.07	0.04

Net realized and unrealized gain (loss)	(5.97)		14.73	7.20	2.95	1.92	6.88

Total from investment operations	(5.95)		14.59	7.15	3.02	1.99	6.92

Distributions to shareholders from net investment income	—		—	(0.07)	(0.01)	(0.11)	(0.13)

Distributions to shareholders from net realized gains	(15.34)		(3.80)	(1.12)	(2.52)	(1.29)	—

Total distributions	(15.34)		(3.80)	(1.19)	(2.53)	(1.40)	(0.13)

Net asset value, end of period	$26.48		$47.77	$36.98	$31.02	$30.53	$29.94

Total Return(c)	(17.98)%		42.50%	23.68%	11.15%	6.82%	30.04%

Net assets, end of period (in 000’s)	$20,567		$34,280	$47,346	$50,445	$53,347	$67,450

Ratio of net expenses to average net assets	1.05	%(d)	1.04%	1.04%	1.04%	1.03%	1.05%

Ratio of total expenses to average net assets	1.08	%(d)	1.07%	1.08%	1.08%	1.06%	1.19%

Ratio of net investment income (loss) to average net assets	0.10	%(b)(d)	(0.34)%	(0.13)%	0.22%	0.21%	0.17%

Portfolio turnover rate(e)	97%		214%	218%	192%	188%	196%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.09 per share and 0.51% of average net assets.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

54	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LARGE CAP GROWTH INSIGHTS FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Large Cap Growth Insights Fund
	Investor Shares
	Six Months Ended April 30, 2022 (Unaudited)		Year Ended October 31,
			2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of period	$48.07		$37.12	$31.13	$30.69	$30.03	$23.19

Net investment income(a)	0.07	(b)	0.02	0.09	0.17	0.18	0.16

Net realized and unrealized gain (loss)	(6.01)		14.80	7.21	2.95	1.93	6.86

Total from investment operations	(5.94)		14.82	7.30	3.12	2.11	7.02

Distributions to shareholders from net investment income	(0.05)		(0.07)	(0.19)	(0.16)	(0.16)	(0.18)

Distributions to shareholders from net realized gains	(15.34)		(3.80)	(1.12)	(2.52)	(1.29)	—

Total distributions	(15.39)		(3.87)	(1.31)	(2.68)	(1.45)	(0.18)

Net asset value, end of period	$26.74		$48.07	$37.12	$31.13	$30.69	$30.03

Total Return(c)	(17.83)%		43.03%	24.17%	11.56%	7.23%	30.43%

Net assets, end of period (in 000’s)	$189,591		$271,096	$308,107	$401,677	$415,757	$365,836

Ratio of net expenses to average net assets	0.67	%(d)	0.66%	0.67%	0.68%	0.67%	0.70%

Ratio of total expenses to average net assets	0.70	%(d)	0.69%	0.70%	0.72%	0.70%	0.84%

Ratio of net investment income to average net assets	0.42	%(b)(d)	0.04%	0.26%	0.58%	0.56%	0.59%

Portfolio turnover rate(e)	97%		214%	218%	192%	188%	196%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.09 per share and 0.51% of average net assets.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	55

GOLDMAN SACHS LARGE CAP GROWTH INSIGHTS FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Large Cap Growth Insights Fund
	Class R6 Shares
	Six Months Ended April 30, 2022 (Unaudited)		Year Ended October 31,
			2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of period	$50.95		$39.14	$32.75	$32.15	$31.38	$24.21

Net investment income(a)	0.10	(b)	0.08	0.13	0.23	0.24	0.21

Net realized and unrealized gain (loss)	(6.51)		15.65	7.61	3.10	2.01	7.16

Total from investment operations	(6.41)		15.73	7.74	3.33	2.25	7.37

Distributions to shareholders from net investment income	(0.10)		(0.12)	(0.23)	(0.21)	(0.19)	(0.20)

Distributions to shareholders from net realized gains	(15.34)		(3.80)	(1.12)	(2.52)	(1.29)	—

Total distributions	(15.44)		(3.92)	(1.35)	(2.73)	(1.48)	(0.20)

Net asset value, end of period	$29.10		$50.95	$39.14	$32.75	$32.15	$31.38

Total Return(c)	(17.75)%		43.19%	24.36%	11.72%	7.37%	30.64%

Net assets, end of period (in 000’s)	$189,438		$295,157	$373,079	$313,461	$344,129	$133,877

Ratio of net expenses to average net assets	0.54	%(d)	0.53%	0.53%	0.53%	0.52%	0.54%

Ratio of total expenses to average net assets	0.57	%(d)	0.56%	0.57%	0.57%	0.55%	0.67%

Ratio of net investment income to average net assets	0.55	%(b)(d)	0.17%	0.36%	0.75%	0.71%	0.74%

Portfolio turnover rate(e)	97%		214%	218%	192%	188%	196%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.09 per share and 0.51% of average net assets.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

56	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LARGE CAP GROWTH INSIGHTS FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Large Cap Growth Insights Fund
	Class R Shares
	Six Months Ended April 30, 2022 (Unaudited)		Year Ended October 31,
			2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of period	$47.14		$36.58	$30.73	$30.30	$29.67	$22.93

Net investment income (loss)(a)	(0.02	)(b)	(0.19)	(0.08)	0.02	0.02	0.04

Net realized and unrealized gain (loss)	(5.83)		14.55	7.12	2.93	1.92	6.78

Total from investment operations	(5.85)		14.36	7.04	2.95	1.94	6.82

Distributions to shareholders from net investment income	—		—	(0.07)	—	(0.02)	(0.08)

Distributions to shareholders from net realized gains	(15.34)		(3.80)	(1.12)	(2.52)	(1.29)	—

Total distributions	(15.34)		(3.80)	(1.19)	(2.52)	(1.31)	(0.08)

Net asset value, end of period	$25.95		$47.14	$36.58	$30.73	$30.30	$29.67

Total Return(c)	(18.02)%		42.33%	23.55%	10.98%	6.69%	29.81%

Net assets, end of period (in 000’s)	$24,799		$30,111	$27,314	$34,397	$25,893	$29,734

Ratio of net expenses to average net assets	1.17	%(d)	1.16%	1.17%	1.18%	1.17%	1.20%

Ratio of total expenses to average net assets	1.20	%(d)	1.19%	1.20%	1.22%	1.20%	1.35%

Ratio of net investment income (loss) to average net assets	(0.11	)%(b)(d)	(0.46)%	(0.25)%	0.05%	0.08%	0.14%

Portfolio turnover rate(e)	97%		214%	218%	192%	188%	196%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.09 per share and 0.51% of average net assets.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	57

GOLDMAN SACHS LARGE CAP GROWTH INSIGHTS FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Large Cap Growth Insights Fund
	Class P Shares
	Six Months Ended April 30, 2022 (Unaudited)		Year Ended October 31,			Period Ended October 31, 2018(a)
			2021	2020	2019
Per Share Data

Net asset value, beginning of period	$50.93		$39.12	$32.74	$32.15	$32.07

Net investment income(b)	0.10	(c)	0.07	0.13	0.22	0.12

Net realized and unrealized gain (loss)	(6.53)		15.66	7.61	3.10	(0.04)

Total from investment operations	(6.43)		15.73	7.74	3.32	0.08

Distributions to shareholders from net investment income	(0.09)		(0.12)	(0.24)	(0.21)	—

Distributions to shareholders from net realized gains	(15.34)		(3.80)	(1.12)	(2.52)	—

Total distributions	(15.43)		(3.92)	(1.36)	(2.73)	—

Net asset value, end of period	$29.07		$50.93	$39.12	$32.74	$32.15

Total Return(d)	(17.78)%		43.21%	24.34%	11.71%	0.25%

Net assets, end of period (in 000’s)	$64,295		$78,307	$59,286	$49,099	$39,938

Ratio of net expenses to average net assets	0.54	%(e)	0.53%	0.53%	0.53%	0.52	%(e)

Ratio of total expenses to average net assets	0.57	%(e)	0.56%	0.57%	0.57%	0.56	%(e)

Ratio of net investment income to average net assets	0.54	%(c)(e)	0.17%	0.36%	0.71%	0.66	%(e)

Portfolio turnover rate(f)	97%		214%	218%	192%	188%

(a)	Commenced operations on April 16, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Reflects income recognized from special dividends which amounted to $0.09 per share and 0.51% of average net assets.
(d)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(e)	Annualized.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

58	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LARGE CAP VALUE INSIGHTS FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Large Cap Value Insights Fund
	Class A Shares
	Six Months Ended April 30, 2022 (Unaudited)		Year Ended October 31,
			2021		2020	2019	2018	2017
Per Share Data

Net asset value, beginning of period	$27.15		$19.23		$21.27	$21.59	$21.01	$17.27

Net investment income(a)	0.13	(b)	0.22	(c)	0.25	0.28	0.25	0.27

Net realized and unrealized gain (loss)	(0.59)		7.98		(2.03)	0.75	0.56	3.77

Total from investment operations	(0.46)		8.20		(1.78)	1.03	0.81	4.04

Distributions to shareholders from net investment income	(0.13)		(0.28)		(0.26)	(0.29)	(0.23)	(0.30)

Distributions to shareholders from net realized gains	(4.15)		—		—	(1.06)	—	—

Total distributions	(4.28)		(0.28)		(0.26)	(1.35)	(0.23)	(0.30)

Net asset value, end of period	$22.41		$27.15		$19.23	$21.27	$21.59	$21.01

Total Return(d)	(2.09)%		42.87%		(8.34)%	5.30%	3.82%	23.51%

Net assets, end of period (in 000’s)	$62,332		$62,575		$47,125	$65,556	$62,349	$63,848

Ratio of net expenses to average net assets	0.93	%(e)	0.93%		0.94%	0.95%	0.95%	0.96%

Ratio of total expenses to average net assets	1.01	%(e)	1.03%		1.05%	1.07%	1.03%	1.10%

Ratio of net investment income to average net assets	1.12	%(b)(e)	0.87	%(b)	1.26%	1.36%	1.13%	1.37%

Portfolio turnover rate(f)	100%		215%		212%	225%	202%	208%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.05 per share and 0.38% of average net assets.
(c)	Reflects income recognized from special dividends which amounted to $0.02 per share and 0.09% of average net assets.
(d)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(e)	Annualized.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	59

GOLDMAN SACHS LARGE CAP VALUE INSIGHTS FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Large Cap Value Insights Fund
	Class C Shares
	Six Months Ended April 30, 2022 (Unaudited)		Year Ended October 31,
			2021		2020	2019	2018	2017
Per Share Data

Net asset value, beginning of period	$26.90		$19.05		$21.06	$21.39	$20.82	$17.12

Net investment income(a)	0.05	(b)	0.04	(c)	0.10	0.12	0.08	0.11

Net realized and unrealized gain (loss)	(0.60)		7.91		(2.01)	0.75	0.55	3.75

Total from investment operations	(0.55)		7.95		(1.91)	0.87	0.63	3.86

Distributions to shareholders from net investment income	(0.04)		(0.10)		(0.10)	(0.14)	(0.06)	(0.16)

Distributions to shareholders from net realized gains	(4.15)		—		—	(1.06)	—	—

Total distributions	(4.19)		(0.10)		(0.10)	(1.20)	(0.06)	(0.16)

Net asset value, end of period	$22.16		$26.90		$19.05	$21.06	$21.39	$20.82

Total Return(d)	(2.46)%		41.85%		(9.02)%	4.53%	3.00%	22.59%

Net assets, end of period (in 000’s)	$9,354		$10,713		$8,773	$12,694	$10,058	$10,601

Ratio of net expenses to average net assets	1.68	%(e)	1.68%		1.69%	1.70%	1.70%	1.71%

Ratio of total expenses to average net assets	1.76	%(e)	1.78%		1.80%	1.82%	1.78%	1.85%

Ratio of net investment income to average net assets	0.41	%(b)(e)	0.16	%(b)	0.52%	0.61%	0.37%	0.59%

Portfolio turnover rate(f)	100%		215%		212%	225%	202%	208%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.05 per share and 0.38% of average net assets.
(c)	Reflects income recognized from special dividends which amounted to $0.02 per share and 0.09% of average net assets.
(d)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(e)	Annualized.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

60	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LARGE CAP VALUE INSIGHTS FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Large Cap Value Insights Fund
	Institutional Shares
	Six Months Ended April 30, 2022 (Unaudited)		Year Ended October 31,
			2021		2020	2019	2018	2017
Per Share Data

Net asset value, beginning of period	$27.11		$19.20		$21.24	$21.57	$20.99	$17.25

Net investment income(a)	0.18	(b)	0.31	(c)	0.33	0.36	0.33	0.35

Net realized and unrealized gain (loss)	(0.60)		7.97		(2.04)	0.74	0.56	3.77

Total from investment operations	(0.42)		8.28		(1.71)	1.10	0.89	4.12

Distributions to shareholders from net investment income	(0.16)		(0.37)		(0.33)	(0.37)	(0.31)	(0.38)

Distributions to shareholders from net realized gains	(4.15)		—		—	(1.06)	—	—

Total distributions	(4.31)		(0.37)		(0.33)	(1.43)	(0.31)	(0.38)

Net asset value, end of period	$22.38		$27.11		$19.20	$21.24	$21.57	$20.99

Total Return(d)	(1.90)%		43.40%		(7.98)%	5.68%	4.22%	24.02%

Net assets, end of period (in 000’s)	$109,230		$114,706		$88,472	$120,417	$122,587	$261,684

Ratio of net expenses to average net assets	0.56	%(e)	0.56%		0.56%	0.57%	0.56%	0.56%

Ratio of total expenses to average net assets	0.64	%(e)	0.66%		0.67%	0.68%	0.64%	0.70%

Ratio of net investment income to average net assets	1.52	%(b)(e)	1.26	%(b)	1.64%	1.74%	1.52%	1.78%

Portfolio turnover rate(f)	100%		215%		212%	225%	202%	208%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.05 per share and 0.38% of average net assets.
(c)	Reflects income recognized from special dividends which amounted to $0.02 per share and 0.09% of average net assets.
(d)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(e)	Annualized.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	61

GOLDMAN SACHS LARGE CAP VALUE INSIGHTS FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Large Cap Value Insights Fund
	Service Shares
	Six Months Ended April 30, 2022 (Unaudited)		Year Ended October 31,
			2021		2020	2019	2018	2017
Per Share Data

Net asset value, beginning of period	$27.28		$19.32		$21.36	$21.67	$21.09	$17.34

Net investment income(a)	0.12	(b)	0.19	(c)	0.23	0.27	0.22	0.25

Net realized and unrealized gain (loss)	(0.61)		8.02		(2.04)	0.75	0.56	3.79

Total from investment operations	(0.49)		8.21		(1.81)	1.02	0.78	4.04

Distributions to shareholders from net investment income	(0.11)		(0.25)		(0.23)	(0.27)	(0.20)	(0.29)

Distributions to shareholders from net realized gains	(4.15)		—		—	(1.06)	—	—

Total distributions	(4.26)		(0.25)		(0.23)	(1.33)	(0.20)	(0.29)

Net asset value, end of period	$22.53		$27.28		$19.32	$21.36	$21.67	$21.09

Total Return(d)	(2.18)%		42.68%		(8.44)%	5.19%	3.70%	23.37%

Net assets, end of period (in 000’s)	$6,438		$6,769		$5,230	$7,554	$10,199	$8,403

Ratio of net expenses to average net assets	1.06	%(e)	1.06%		1.06%	1.07%	1.06%	1.06%

Ratio of total expenses to average net assets	1.14	%(e)	1.16%		1.17%	1.18%	1.14%	1.20%

Ratio of net investment income to average net assets	1.01	%(b)(e)	0.76	%(b)	1.13%	1.28%	1.00%	1.28%

Portfolio turnover rate(f)	100%		215%		212%	225%	202%	208%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.05 per share and 0.38% of average net assets.
(c)	Reflects income recognized from special dividends which amounted to $0.02 per share and 0.09% of average net assets.
(d)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(e)	Annualized.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

62	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LARGE CAP VALUE INSIGHTS FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Large Cap Value Insights Fund
	Investor Shares
	Six Months Ended April 30, 2022 (Unaudited)		Year Ended October 31,
			2021		2020	2019	2018	2017
Per Share Data

Net asset value, beginning of period	$27.04		$19.15		$21.18	$21.51	$20.94	$17.22

Net investment income(a)	0.17	(b)	0.28	(c)	0.31	0.32	0.29	0.34

Net realized and unrealized gain (loss)	(0.60)		7.95		(2.03)	0.76	0.57	3.74

Total from investment operations	(0.43)		8.23		(1.72)	1.08	0.86	4.08

Distributions to shareholders from net investment income	(0.15)		(0.34)		(0.31)	(0.35)	(0.29)	(0.36)

Distributions to shareholders from net realized gains	(4.15)		—		—	(1.06)	—	—

Total distributions	(4.30)		(0.34)		(0.31)	(1.41)	(0.29)	(0.36)

Net asset value, end of period	$22.31		$27.04		$19.15	$21.18	$21.51	$20.94

Total Return(d)	(1.96)%		43.24%		(8.09)%	5.55%	4.07%	23.79%

Net assets, end of period (in 000’s)	$85,195		$91,133		$70,302	$134,069	$84,895	$29,871

Ratio of net expenses to average net assets	0.68	%(e)	0.68%		0.69%	0.70%	0.70%	0.71%

Ratio of total expenses to average net assets	0.76	%(e)	0.78%		0.80%	0.82%	0.78%	0.84%

Ratio of net investment income to average net assets	1.40	%(b)(e)	1.13	%(b)	1.54%	1.58%	1.33%	1.70%

Portfolio turnover rate(f)	100%		215%		212%	225%	202%	208%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.05 per share and 0.38% of average net assets.
(c)	Reflects income recognized from special dividends which amounted to $0.02 per share and 0.09% of average net assets.
(d)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(e)	Annualized.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	63

GOLDMAN SACHS LARGE CAP VALUE INSIGHTS FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Large Cap Value Insights Fund
	Class R6 Shares
	Six Months Ended April 30, 2022 (Unaudited)		Year Ended October 31,
			2021		2020	2019	2018	2017
Per Share Data

Net asset value, beginning of period	$27.11		$19.20		$21.24	$21.56	$20.99	$17.25

Net investment income(a)	0.18	(b)	0.31	(c)	0.32	0.40	0.33	0.36

Net realized and unrealized gain (loss)	(0.59)		7.98		(2.02)	0.72	0.55	3.77

Total from investment operations	(0.41)		8.29		(1.70)	1.12	0.88	4.13

Distributions to shareholders from net investment income	(0.17)		(0.38)		(0.34)	(0.38)	(0.31)	(0.39)

Distributions to shareholders from net realized gains	(4.15)		—		—	(1.06)	—	—

Total distributions	(4.32)		(0.38)		(0.34)	(1.44)	(0.31)	(0.39)

Net asset value, end of period	$22.38		$27.11		$19.20	$21.24	$21.56	$20.99

Total Return(d)	(1.89)%		43.42%		(7.97)%	5.73%	4.19%	24.05%

Net assets, end of period (in 000’s)	$77,316		$79,348		$65,692	$73,981	$149,225	$75

Ratio of net expenses to average net assets	0.55	%(e)	0.55%		0.55%	0.55%	0.55%	0.55%

Ratio of total expenses to average net assets	0.63	%(e)	0.65%		0.66%	0.66%	0.62%	0.67%

Ratio of net investment income to average net assets	1.51	%(b)(e)	1.26	%(b)	1.63%	1.84%	1.47%	1.81%

Portfolio turnover rate(f)	100%		215%		212%	225%	202%	208%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.05 per share and 0.38% of average net assets.
(c)	Reflects income recognized from special dividends which amounted to $0.02 per share and 0.09% of average net assets.
(d)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(e)	Annualized.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

64	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LARGE CAP VALUE INSIGHTS FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Large Cap Value Insights Fund
	Class R Shares
	Six Months Ended April 30, 2022 (Unaudited)		Year Ended October 31,
			2021		2020	2019	2018	2017
Per Share Data

Net asset value, beginning of period	$26.96		$19.09		$21.12	$21.45	$20.88	$17.18

Net investment income(a)	0.11	(b)	0.16	(c)	0.19	0.23	0.19	0.24

Net realized and unrealized gain (loss)	(0.60)		7.93		(2.01)	0.74	0.56	3.73

Total from investment operations	(0.49)		8.09		(1.82)	0.97	0.75	3.97

Distributions to shareholders from net investment income	(0.10)		(0.22)		(0.21)	(0.24)	(0.18)	(0.27)

Distributions to shareholders from net realized gains	(4.15)		—		—	(1.06)	—	—

Total distributions	(4.25)		(0.22)		(0.21)	(1.30)	(0.18)	(0.27)

Net asset value, end of period	$22.22		$26.96		$19.09	$21.12	$21.45	$20.88

Total Return(d)	(2.23)%		42.57%		(8.58)%	5.01%	3.56%	23.19%

Net assets, end of period (in 000’s)	$5,111		$5,450		$4,885	$5,189	$5,651	$5,240

Ratio of net expenses to average net assets	1.18	%(e)	1.18%		1.19%	1.20%	1.20%	1.21%

Ratio of total expenses to average net assets	1.26	%(e)	1.28%		1.30%	1.32%	1.28%	1.34%

Ratio of net investment income to average net assets	0.90	%(b)(e)	0.64	%(b)	0.99%	1.12%	0.88%	1.22%

Portfolio turnover rate(f)	100%		215%		212%	225%	202%	208%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.05 per share and 0.38% of average net assets.
(c)	Reflects income recognized from special dividends which amounted to $0.02 per share and 0.09% of average net assets.
(d)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(e)	Annualized.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	65

GOLDMAN SACHS LARGE CAP VALUE INSIGHTS FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Large Cap Value Insights Fund
	Class P Shares
	Six Months Ended April 30, 2022 (Unaudited)		Year Ended October 31,				Period Ended October 31, 2018(a)
			2021		2020	2019
Per Share Data

Net asset value, beginning of period	$27.10		$19.19		$21.23	$21.55	$21.87

Net investment income(b)	0.18	(c)	0.30	(d)	0.32	0.36	0.17

Net realized and unrealized gain (loss)	(0.60)		7.99		(2.02)	0.76	(0.33)

Total from investment operations	(0.42)		8.29		(1.70)	1.12	(0.16)

Distributions to shareholders from net investment income	(0.17)		(0.38)		(0.34)	(0.38)	(0.16)

Distributions to shareholders from net realized gains	(4.15)		—		—	(1.06)	—

Total distributions	(4.32)		(0.38)		(0.34)	(1.44)	(0.16)

Net asset value, end of period	$22.36		$27.10		$19.19	$21.23	$21.55

Total Return(e)	(1.94)%		43.44%		(7.97)%	5.74%	(0.77)%

Net assets, end of period (in 000’s)	$52,062		$46,078		$30,086	$33,601	$27,967

Ratio of net expenses to average net assets	0.55	%(f)	0.55%		0.55%	0.56%	0.55	%(f)

Ratio of total expenses to average net assets	0.63	%(f)	0.65%		0.66%	0.67%	0.65	%(f)

Ratio of net investment income to average net assets	1.49	%(c)(f)	1.23	%(c)	1.63%	1.75%	1.38	%(f)

Portfolio turnover rate(g)	100%		215%		212%	225%	202%

(a)	Commenced operations on April 16, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Reflects income recognized from special dividends which amounted to $0.05 per share and 0.38% of average net assets.
(d)	Reflects income recognized from special dividends which amounted to $0.02 per share and 0.09% of average net assets.
(e)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(f)	Annualized.
(g)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

66	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP EQUITY INSIGHTS FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Small Cap Equity Insights Fund
	Class A Shares
	Six Months Ended April 30, 2022 (Unaudited)		Year Ended October 31,
			2021	2020	2019	2018		2017
Per Share Data

Net asset value, beginning of period	$35.35		$22.96	$25.62	$25.74	$24.77		$19.73

Net investment income (loss)(a)	0.03		(0.04)	(0.01)	0.05	0.01	(b)	0.04

Net realized and unrealized gain (loss)	(4.76)		12.48	(2.60)	1.23	0.96		5.06

Total from investment operations	(4.73)		12.44	(2.61)	1.28	0.97		5.10

Distributions to shareholders from net investment income	—		(0.05)	(0.05)	—	—		(0.06)

Distributions to shareholders from net realized gains	(8.60)		—	—	(1.40)	—		—

Total distributions	(8.60)		(0.05)	(0.05)	(1.40)	—		(0.06)

Net asset value, end of period	$22.02		$35.35	$22.96	$25.62	$25.74		$24.77

Total Return(c)	(16.42)%		54.23%	(10.18)%	5.64%	3.92%		25.87%

Net assets, end of period (in 000’s)	$35,637		$44,195	$34,071	$53,503	$55,472		$41,945

Ratio of net expenses to average net assets	1.21	%(d)	1.21%	1.22%	1.23%	1.23%		1.24%

Ratio of total expenses to average net assets	1.28	%(d)	1.29%	1.30%	1.34%	1.31%		1.43%

Ratio of net investment income (loss) to average net assets	0.24	%(d)	(0.13)%	(0.02)%	0.19%	0.04	%(b)	0.16%

Portfolio turnover rate(e)	67%		165%	141%	140%	111%		137%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.04 per share and 0.15% of average net assets.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	67

GOLDMAN SACHS SMALL CAP EQUITY INSIGHTS FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Small Cap Equity Insights Fund
	Class C Shares
	Six Months Ended April 30, 2022 (Unaudited)		Year Ended October 31,
			2021	2020	2019	2018		2017
Per Share Data

Net asset value, beginning of period	$29.67		$19.39	$21.75	$22.23	$21.56		$17.25

Net investment loss(a)	(0.05)		(0.24)	(0.15)	(0.12)	(0.17	)(b)	(0.11)

Net realized and unrealized gain (loss)	(3.82)		10.52	(2.21)	1.04	0.84		4.42

Total from investment operations	(3.87)		10.28	(2.36)	0.92	0.67		4.31

Distributions to shareholders from net realized gains	(8.60)		—	—	(1.40)	—		—

Net asset value, end of period	$17.20		$29.67	$19.39	$21.75	$22.23		$21.56

Total Return(c)	(16.74)%		53.02%	(10.82)%	4.86%	3.16%		24.93%

Net assets, end of period (in 000’s)	$5,649		$7,503	$5,951	$7,785	$7,139		$9,439

Ratio of net expenses to average net assets	1.96	%(d)	1.96%	1.97%	1.98%	1.98%		1.99%

Ratio of total expenses to average net assets	2.03	%(d)	2.04%	2.05%	2.09%	2.06%		2.18%

Ratio of net investment loss to average net assets	(0.50	)%(d)	(0.88)%	(0.78)%	(0.57)%	(0.72	)%(b)	(0.56)%

Portfolio turnover rate(e)	67%		165%	141%	140%	111%		137%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.04 per share and 0.15% of average net assets.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

68	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP EQUITY INSIGHTS FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Small Cap Equity Insights Fund
	Institutional Shares
	Six Months Ended April 30, 2022 (Unaudited)		Year Ended October 31,
			2021	2020	2019	2018		2017
Per Share Data

Net asset value, beginning of period	$36.92		$23.98	$26.74	$26.77	$25.73		$20.47

Net investment income(a)	0.09		0.09	0.08	0.14	0.12	(b)	0.13

Net realized and unrealized gain (loss)	(5.03)		13.00	(2.69)	1.29	0.99		5.27

Total from investment operations	(4.94)		13.09	(2.61)	1.43	1.11		5.40

Distributions to shareholders from net investment income	—		(0.15)	(0.15)	(0.06)	(0.07)		(0.14)

Distributions to shareholders from net realized gains	(8.60)		—	—	(1.40)	—		—

Total distributions	(8.60)		(0.15)	(0.15)	(1.46)	(0.07)		(0.14)

Net asset value, end of period	$23.38		$36.92	$23.98	$26.74	$26.77		$25.73

Total Return(c)	(16.27)%		54.73%	(9.82)%	6.03%	4.32%		26.44%

Net assets, end of period (in 000’s)	$170,472		$226,678	$216,274	$290,652	$212,229		$231,226

Ratio of net expenses to average net assets	0.84	%(d)	0.84%	0.84%	0.85%	0.84%		0.84%

Ratio of total expenses to average net assets	0.91	%(d)	0.93%	0.92%	0.96%	0.93%		1.03%

Ratio of net investment income to average net assets	0.62	%(d)	0.28%	0.34%	0.54%	0.43	%(b)	0.56%

Portfolio turnover rate(e)	67%		165%	141%	140%	111%		137%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.04 per share and 0.15% of average net assets.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	69

GOLDMAN SACHS SMALL CAP EQUITY INSIGHTS FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Small Cap Equity Insights Fund
	Service Shares
	Six Months Ended April 30, 2022 (Unaudited)		Year Ended October 31,
			2021	2020	2019	2018		2017
Per Share Data

Net asset value, beginning of period	$34.68		$22.55	$25.17	$25.34	$24.41		$19.44

Net investment income (loss)(a)	0.02		(0.08)	(0.03)	0.01	(0.02	)(b)	0.01

Net realized and unrealized gain (loss)	(4.65)		12.25	(2.56)	1.22	0.95		5.00

Total from investment operations	(4.63)		12.17	(2.59)	1.23	0.93		5.01

Distributions to shareholders from net investment income	—		(0.04)	(0.03)	—	—		(0.04)

Distributions to shareholders from net realized gains	(8.60)		—	—	(1.40)	—		—

Total distributions	(8.60)		(0.04)	(0.03)	(1.40)	—		(0.04)

Net asset value, end of period	$21.45		$34.68	$22.55	$25.17	$25.34		$24.41

Total Return(c)	(16.49)%		54.06%	(10.29)%	5.52%	3.81%		25.77%

Net assets, end of period (in 000’s)	$1,955		$3,701	$2,867	$3,141	$2,031		$769

Ratio of net expenses to average net assets	1.34	%(d)	1.34%	1.34%	1.35%	1.34%		1.34%

Ratio of total expenses to average net assets	1.41	%(d)	1.43%	1.42%	1.45%	1.42%		1.53%

Ratio of net investment income (loss) to average net assets	0.15	%(d)	(0.26)%	(0.15)%	0.04%	(0.06	)%(b)	0.06%

Portfolio turnover rate(e)	67%		165%	141%	140%	111%		137%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.04 per share and 0.15% of average net assets.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

70	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP EQUITY INSIGHTS FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Small Cap Equity Insights Fund
	Investor Shares
	Six Months Ended April 30, 2022 (Unaudited)		Year Ended October 31,
			2021	2020	2019	2018		2017
Per Share Data

Net asset value, beginning of period	$35.18		$22.85	$25.50	$25.62	$24.61		$19.61

Net investment income(a)	0.07		0.05	0.05	0.09	0.08	(b)	0.14

Net realized and unrealized gain (loss)	(4.74)		12.40	(2.58)	1.24	0.95		4.99

Total from investment operations	(4.67)		12.45	(2.53)	1.33	1.03		5.13

Distributions to shareholders from net investment income	—		(0.12)	(0.12)	(0.05)	(0.02)		(0.13)

Distributions to shareholders from net realized gains	(8.60)		—	—	(1.40)	—		—

Total distributions	(8.60)		(0.12)	(0.12)	(1.45)	(0.02)		(0.13)

Net asset value, end of period	$21.91		$35.18	$22.85	$25.50	$25.62		$24.61

Total Return(c)	(16.31)%		54.61%	(9.95)%	5.90%	4.19%		26.22%

Net assets, end of period (in 000’s)	$36,034		$66,963	$64,724	$74,881	$44,984		$2,684

Ratio of net expenses to average net assets	0.96	%(d)	0.96%	0.97%	0.99%	0.98%		0.99%

Ratio of total expenses to average net assets	1.03	%(d)	1.05%	1.05%	1.09%	1.06%		1.17%

Ratio of net investment income to average net assets	0.55	%(d)	0.15%	0.22%	0.40%	0.31	%(b)	0.60%

Portfolio turnover rate(e)	67%		165%	141%	140%	111%		137%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.04 per share and 0.15% of average net assets.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	71

GOLDMAN SACHS SMALL CAP EQUITY INSIGHTS FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Small Cap Equity Insights Fund
	Class R6 Shares
	Six Months Ended April 30, 2022 (Unaudited)		Year Ended October 31,
			2021	2020	2019	2018		2017
Per Share Data

Net asset value, beginning of period	$36.93		$23.98	$26.74	$26.77	$25.73		$20.47

Net investment income(a)	0.09		0.11	0.09	0.16	0.13	(b)	0.11

Net realized and unrealized gain (loss)	(5.03)		13.00	(2.70)	1.27	0.99		5.29

Total from investment operations	(4.94)		13.11	(2.61)	1.43	1.12		5.40

Distributions to shareholders from net investment income	—		(0.16)	(0.15)	(0.06)	(0.08)		(0.14)

Distributions to shareholders from net realized gains	(8.60)		—	—	(1.40)	—		—

Total distributions	(8.60)		(0.16)	(0.15)	(1.46)	(0.08)		(0.14)

Net asset value, end of period	$23.39		$36.93	$23.98	$26.74	$26.77		$25.73

Total Return(c)	(16.26)%		54.82%	(9.81)%	6.05%	4.35%		26.45%

Net assets, end of period (in 000’s)	$85,602		$100,558	$119,496	$153,129	$173,112		$337

Ratio of net expenses to average net assets	0.83	%(d)	0.83%	0.83%	0.84%	0.83%		0.83%

Ratio of total expenses to average net assets	0.90	%(d)	0.91%	0.91%	0.94%	0.89%		1.02%

Ratio of net investment income to average net assets	0.61	%(d)	0.34%	0.36%	0.63%	0.45	%(b)	0.47%

Portfolio turnover rate(e)	67%		165%	141%	140%	111%		137%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.04 per share and 0.15% of average net assets.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

72	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP EQUITY INSIGHTS FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Small Cap Equity Insights Fund
	Class R Shares
	Six Months Ended April 30, 2022 (Unaudited)		Year Ended October 31,
			2021	2020	2019	2018		2017
Per Share Data

Net asset value, beginning of period	$34.39		$22.36	$24.96	$25.18	$24.29		$19.36

Net investment income (loss)(a)	—	(b)	(0.11)	(0.06)	(0.02)	(0.06	)(c)	(0.02)

Net realized and unrealized gain (loss)	(4.60)		12.15	(2.54)	1.20	0.95		4.98

Total from investment operations	(4.60)		12.04	(2.60)	1.18	0.89		4.96

Distributions to shareholders from net investment income	—		(0.01)	—	—	—		(0.03)

Distributions to shareholders from net realized gains	(8.60)		—	—	(1.40)	—		—

Total distributions	(8.60)		(0.01)	—	(1.40)	—		(0.03)

Net asset value, end of period	$21.19		$34.39	$22.36	$24.96	$25.18		$24.29

Total Return(d)	(16.53)%		53.83%	(10.39)%	5.35%	3.66%		25.60%

Net assets, end of period (in 000’s)	$12,876		$15,767	$13,817	$16,562	$14,625		$15,284

Ratio of net expenses to average net assets	1.46	%(e)	1.46%	1.47%	1.48%	1.48%		1.49%

Ratio of total expenses to average net assets	1.53	%(e)	1.54%	1.55%	1.59%	1.56%		1.68%

Ratio of net investment income (loss) to average net assets	(0.01	)%(e)	(0.36)%	(0.28)%	(0.08)%	(0.22	)%(c)	(0.10)%

Portfolio turnover rate(f)	67%		165%	141%	140%	111%		137%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Reflects income recognized from special dividends which amounted to $0.04 per share and 0.15% of average net assets.
(d)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(e)	Annualized.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	73

GOLDMAN SACHS SMALL CAP EQUITY INSIGHTS FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Small Cap Equity Insights Fund
	Class P Shares
	Six Months Ended April 30, 2022 (Unaudited)		Year Ended October 31,			Period Ended October 31, 2018(a)
			2021	2020	2019
Per Share Data

Net asset value, beginning of period	$36.92		$23.98	$26.74	$26.77	$27.21

Net investment income(b)	0.09		0.08	0.09	0.13	0.08	(c)

Net realized and unrealized gain (loss)	(5.03)		13.02	(2.70)	1.30	(0.52)

Total from investment operations	(4.94)		13.10	(2.61)	1.43	(0.44)

Distributions to shareholders from net investment income	—		(0.16)	(0.15)	(0.06)	—

Distributions to shareholders from net realized gains	(8.60)		—	—	(1.40)	—

Total distributions	(8.60)		(0.16)	(0.15)	(1.46)	—

Net asset value, end of period	$23.38		$36.92	$23.98	$26.74	$26.77

Total Return(d)	(16.27)%		54.78%	(9.81)%	6.06%	(1.62)%

Net assets, end of period (in 000’s)	$111,799		$144,239	$87,170	$106,039	$66,823

Ratio of net expenses to average net assets	0.83	%(e)	0.83%	0.83%	0.84%	0.83	%(e)

Ratio of total expenses to average net assets	0.90	%(e)	0.92%	0.91%	0.94%	0.92	%(e)

Ratio of net investment income to average net assets	0.62	%(e)	0.23%	0.36%	0.53%	0.48	%(c)(e)

Portfolio turnover rate(f)	67%		165%	141%	140%	111%

(a)	Commenced operations on April 16, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Reflects income recognized from special dividends which amounted to $0.04 per share and 0.15% of average net assets.
(d)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(e)	Annualized.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

74	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP GROWTH INSIGHTS FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Small Cap Growth Insights Fund
	Class A Shares
	Six Months Ended April 30, 2022 (Unaudited)		Year Ended October 31,
			2021	2020	2019	2018		2017
Per Share Data

Net asset value, beginning of period	$47.18		$34.29	$35.08	$37.25	$36.71		$28.34

Net investment loss(a)	(0.03)		(0.28)	(0.17)	(0.12)	(0.13	)(b)	(0.07)

Net realized and unrealized gain (loss)	(5.98)		14.62	(0.13)	1.76	2.20		8.44

Total from investment operations	(6.01)		14.34	(0.30)	1.64	2.07		8.37

Distributions to shareholders from net investment income	—		(0.04)	— (c)	—	—		—

Distributions to shareholders from net realized gains	(29.18)		(1.41)	(0.49)	(3.81)	(1.53)		—

Total distributions	(29.18)		(1.45)	(0.49)	(3.81)	(1.53)		—

Net asset value, end of period	$11.99		$47.18	$34.29	$35.08	$37.25		$36.71

Total Return(d)	(25.42)%		42.51%	(0.95)%	5.65%	5.87%		29.53%

Net assets, end of period (in 000’s)	$36,040		$59,166	$50,865	$84,557	$88,316		$77,969

Ratio of net expenses to average net assets	1.21	%(e)	1.21%	1.22%	1.24%	1.22%		1.22%

Ratio of total expenses to average net assets	1.34	%(e)	1.33%	1.30%	1.32%	1.32%		1.40%

Ratio of net investment loss to average net assets	(0.34	)%(e)	(0.64)%	(0.51)%	(0.36)%	(0.35	)%(b)	(0.21)%

Portfolio turnover rate(f)	75%		170%	144%	140%	127%		136%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.05 per share and 0.12% of average net assets.
(c)	Amount is less than $0.005 per share.
(d)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(e)	Annualized.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	75

GOLDMAN SACHS SMALL CAP GROWTH INSIGHTS FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Small Cap Growth Insights Fund
	Class C Shares
	Six Months Ended April 30, 2022 (Unaudited)		Year Ended October 31,
			2021	2020	2019	2018		2017
Per Share Data

Net asset value, beginning of period	$34.06		$25.26	$26.16	$28.98	$29.12		$22.64

Net investment loss(a)	(0.02)		(0.45)	(0.31)	(0.28)	(0.33	)(b)	(0.25)

Net realized and unrealized gain (loss)	(2.69)		10.70	(0.10)	1.27	1.72		6.73

Total from investment operations	(2.71)		10.25	(0.41)	0.99	1.39		6.48

Distributions to shareholders from net investment income	—		(0.04)	— (c)	—	—		—

Distributions to shareholders from net realized gains	(29.18)		(1.41)	(0.49)	(3.81)	(1.53)		—

Total distributions	(29.18)		(1.45)	(0.49)	(3.81)	(1.53)		—

Net asset value, end of period	$2.17		$34.06	$25.26	$26.16	$28.98		$29.12

Total Return(d)	(25.79)%		41.47%	(1.70)%	4.92%	5.03%		28.62%

Net assets, end of period (in 000’s)	$5,813		$7,866	$6,439	$8,303	$8,179		$9,852

Ratio of net expenses to average net assets	1.96	%(e)	1.96%	1.97%	1.99%	1.97%		1.97%

Ratio of total expenses to average net assets	2.09	%(e)	2.08%	2.05%	2.07%	2.07%		2.15%

Ratio of net investment loss to average net assets	(1.05	)%(e)	(1.39)%	(1.26)%	(1.11)%	(1.09	)%(b)	(0.95)%

Portfolio turnover rate(f)	75%		170%	144%	140%	127%		136%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.05 per share and 0.12% of average net assets.
(c)	Amount is less than $0.005 per share.
(d)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(e)	Annualized.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

76	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP GROWTH INSIGHTS FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Small Cap Growth Insights Fund
	Institutional Shares
	Six Months Ended April 30, 2022 (Unaudited)		Year Ended October 31,
			2021	2020	2019	2018		2017
Per Share Data

Net asset value, beginning of period	$57.27		$41.22	$41.92	$43.56	$42.53		$32.76

Net investment income (loss)(a)	0.01		(0.13)	(0.05)	0.01	0.02	(b)	0.05

Net realized and unrealized gain (loss)	(8.54)		17.63	(0.16)	2.16	2.54		9.79

Total from investment operations	(8.53)		17.50	(0.21)	2.17	2.56		9.84

Distributions to shareholders from net investment income	—		(0.04)	— (c)	—	—		(0.07)

Distributions to shareholders from net realized gains	(29.18)		(1.41)	(0.49)	(3.81)	(1.53)		—

Total distributions	(29.18)		(1.45)	(0.49)	(3.81)	(1.53)		(0.07)

Net asset value, end of period	$19.56		$57.27	$41.22	$41.92	$43.56		$42.53

Total Return(d)	(25.29)%		43.04%	(0.57)%	6.08%	6.26%		30.04%

Net assets, end of period (in 000’s)	$48,285		$163,028	$200,116	$349,348	$307,032		$265,199

Ratio of net expenses to average net assets	0.84	%(e)	0.84%	0.84%	0.85%	0.84%		0.85%

Ratio of total expenses to average net assets	0.97	%(e)	0.96%	0.92%	0.93%	0.93%		1.01%

Ratio of net investment income (loss) to average net assets	0.05	%(e)	(0.25)%	(0.13)%	0.02%	0.03	%(b)	0.13%

Portfolio turnover rate(f)	75%		170%	144%	140%	127%		136%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.05 per share and 0.12% of average net assets.
(c)	Amount is less than $0.005 per share.
(d)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(e)	Annualized.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	77

GOLDMAN SACHS SMALL CAP GROWTH INSIGHTS FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Small Cap Growth Insights Fund
	Investor Shares
	Six Months Ended April 30, 2022 (Unaudited)		Year Ended October 31,
			2021	2020	2019	2018		2017
Per Share Data

Net asset value, beginning of period	$48.95		$35.44	$36.16	$38.18	$37.50		$28.93

Net investment income (loss)(a)	(0.01)		(0.15)	(0.09)	(0.04)	(0.04	)(b)	— (c)

Net realized and unrealized gain (loss)	(6.42)		15.11	(0.14)	1.83	2.25		8.63

Total from investment operations	(6.43)		14.96	(0.23)	1.79	2.21		8.63

Distributions to shareholders from net investment income	—		(0.04)	— (c)	—	—		(0.06)

Distributions to shareholders from net realized gains	(29.18)		(1.41)	(0.49)	(3.81)	(1.53)		—

Total distributions	(29.18)		(1.45)	(0.49)	(3.81)	(1.53)		(0.06)

Net asset value, end of period	$13.34		$48.95	$35.44	$36.16	$38.18		$37.50

Total Return(d)	(25.31)%		42.89%	(0.72)%	5.93%	6.13%		29.87%

Net assets, end of period (in 000’s)	$25,516		$66,827	$442,743	$378,807	$308,366		$192,860

Ratio of net expenses to average net assets	0.96	%(e)	0.96%	0.97%	0.99%	0.97%		0.96%

Ratio of total expenses to average net assets	1.09	%(e)	1.06%	1.05%	1.07%	1.07%		1.16%

Ratio of net investment income (loss) to average net assets	(0.08	)%(e)	(0.32)%	(0.26)%	(0.12)%	(0.10	)%(b)	0.01%

Portfolio turnover rate(f)	75%		170%	144%	140%	127%		136%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.05 per share and 0.12% of average net assets.
(c)	Amount is less than $0.005 per share.
(d)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(e)	Annualized.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

78	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP GROWTH INSIGHTS FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Small Cap Growth Insights Fund
	Class R6 Shares
	Six Months Ended April 30, 2022 (Unaudited)		Year Ended October 31,
			2021	2020	2019	2018		2017
Per Share Data

Net asset value, beginning of period	$57.31		$41.24	$41.95	$43.58	$42.54		$32.78

Net investment income (loss)(a)	0.01		(0.10)	(0.05)	—	0.02	(b)	0.04

Net realized and unrealized gain (loss)	(8.55)		17.62	(0.17)	2.18	2.55		9.80

Total from investment operations	(8.54)		17.52	(0.22)	2.18	2.57		9.84

Distributions to shareholders from net investment income	—		(0.04)	— (c)	—	—		(0.08)

Distributions to shareholders from net realized gains	(29.18)		(1.41)	(0.49)	(3.81)	(1.53)		—

Total distributions	(29.18)		(1.45)	(0.49)	(3.81)	(1.53)		(0.08)

Net asset value, end of period	$19.59		$57.31	$41.24	$41.95	$43.58		$42.54

Total Return(d)	(25.29)%		43.07%	(0.57)%	6.08%	6.25%		30.05%

Net assets, end of period (in 000’s)	$36,176		$96,907	$263,023	$307,820	$118,729		$42,042

Ratio of net expenses to average net assets	0.83	%(e)	0.83%	0.83%	0.84%	0.83%		0.83%

Ratio of total expenses to average net assets	0.96	%(e)	0.93%	0.91%	0.93%	0.92%		1.00%

Ratio of net investment income (loss) to average net assets	0.08	%(e)	(0.19)%	(0.12)%	(0.01)%	0.04	%(b)	0.09%

Portfolio turnover rate(f)	75%		170%	144%	140%	127%		136%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.05 per share and 0.12% of average net assets.
(c)	Amount is less than $0.005 per share.
(d)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(e)	Annualized.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	79

GOLDMAN SACHS SMALL CAP GROWTH INSIGHTS FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Small Cap Growth Insights Fund
	Class R Shares
	Six Months Ended April 30, 2022 (Unaudited)		Year Ended October 31,
			2021	2020	2019	2018		2017
Per Share Data

Net asset value, beginning of period	$44.83		$32.71	$33.58	$35.90	$35.53		$27.49

Net investment loss(a)	(0.05)		(0.36)	(0.25)	(0.20)	(0.22	)(b)	(0.16)

Net realized and unrealized gain (loss)	(5.38)		13.93	(0.13)	1.69	2.12		8.20

Total from investment operations	(5.43)		13.57	(0.38)	1.49	1.90		8.04

Distributions to shareholders from net investment income	—		(0.04)	— (c)	—	—		—

Distributions to shareholders from net realized gains	(29.18)		(1.41)	(0.49)	(3.81)	(1.53)		—

Total distributions	(29.18)		(1.45)	(0.49)	(3.81)	(1.53)		—

Net asset value, end of period	$10.22		$44.83	$32.71	$33.58	$35.90		$35.53

Total Return(d)	(25.48)%		42.20%	(1.23)%	5.42%	5.58%		29.25%

Net assets, end of period (in 000’s)	$4,066		$6,605	$8,168	$19,707	$19,998		$12,113

Ratio of net expenses to average net assets	1.46	%(e)	1.46%	1.47%	1.49%	1.47%		1.46%

Ratio of total expenses to average net assets	1.59	%(e)	1.57%	1.55%	1.57%	1.57%		1.66%

Ratio of net investment loss to average net assets	(0.61	)%(e)	(0.86)%	(0.77)%	(0.61)%	(0.59	)%(b)	(0.50)%

Portfolio turnover rate(f)	75%		170%	144%	140%	127%		136%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.05 per share and 0.12% of average net assets.
(c)	Amount is less than $0.005 per share.
(d)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(e)	Annualized.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

80	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP GROWTH INSIGHTS FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Small Cap Growth Insights Fund
	Class P Shares
	Six Months Ended April 30, 2022 (Unaudited)		Year Ended October 31,			Period Ended October 31, 2018(a)
			2021	2020	2019
Per Share Data

Net asset value, beginning of period	$57.31		$41.24	$41.94	$43.58	$44.33

Net investment income (loss)(b)	—	(c)	(0.13)	(0.05)	0.01	0.03	(d)

Net realized and unrealized gain (loss)	(8.54)		17.65	(0.16)	2.16	(0.78)

Total from investment operations	(8.54)		17.52	(0.21)	2.17	(0.75)

Distributions to shareholders from net investment income	—		(0.04)	— (c)	—	—

Distributions to shareholders from net realized gains	(29.18)		(1.41)	(0.49)	(3.81)	—

Total distributions	(29.18)		(1.45)	(0.49)	(3.81)	—

Net asset value, end of period	$19.59		$57.31	$41.24	$41.94	$43.58

Total Return(e)	(25.29)%		43.07%	(0.57)%	6.08%	(1.69)%

Net assets, end of period (in 000’s)	$6,963		$10,801	$10,241	$12,534	$10,878

Ratio of net expenses to average net assets	0.83	%(f)	0.83%	0.83%	0.84%	0.83	%(f)

Ratio of total expenses to average net assets	0.96	%(f)	0.95%	0.91%	0.93%	0.93	%(f)

Ratio of net investment income (loss) to average net assets	0.01	%(f)	(0.25)%	(0.12)%	0.02%	0.12	%(c)(f)

Portfolio turnover rate(g)	75%		170%	144%	140%	127%

(a)	Commenced operations on April 16, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Amount is less than $0.005 per share.
(d)	Reflects income recognized from special dividends which amounted to $0.05 per share and 0.12% of average net assets.
(e)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(f)	Annualized.
(g)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	81

GOLDMAN SACHS SMALL CAP VALUE INSIGHTS FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Small Cap Value Insights Fund
	Class A Shares
	Six Months Ended April 30, 2022 (Unaudited)		Year Ended October 31,
			2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of period	$53.90		$32.93	$39.69	$42.30	$46.29	$38.86

Net investment income(a)	0.15		0.24	0.19	0.25	0.20	0.23	(b)

Net realized and unrealized gain (loss)	(3.78)		21.00	(6.70)	1.17	0.70	9.04

Total from investment operations	(3.63)		21.24	(6.51)	1.42	0.90	9.27

Distributions to shareholders from net investment income	(0.31)		(0.27)	(0.25)	(0.19)	(0.17)	(0.25)

Distributions to shareholders from net realized gains	(14.96)		—	—	(3.84)	(4.72)	(1.59)

Total distributions	(15.27)		(0.27)	(0.25)	(4.03)	(4.89)	(1.84)

Net asset value, end of period	$35.00		$53.90	$32.93	$39.69	$42.30	$46.29

Total Return(c)	(8.17)%		64.75%	(16.49)%	4.40%	2.08%	23.98%

Net assets, end of period (in 000’s)	$132,831		$154,971	$98,493	$132,886	$112,219	$102,127

Ratio of net expenses to average net assets	1.21	%(d)	1.21%	1.22%	1.25%	1.23%	1.24%

Ratio of total expenses to average net assets	1.25	%(d)	1.26%	1.31%	1.39%	1.40%	1.49%

Ratio of net investment income to average net assets	0.75	%(d)	0.49%	0.56%	0.67%	0.44%	0.53	%(b)

Portfolio turnover rate(e)	84%		187%	153%	142%	130%	138%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.03 per share and 0.07% of average net assets.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

82	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP VALUE INSIGHTS FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Small Cap Value Insights Fund
	Class C Shares
	Six Months Ended April 30, 2022 (Unaudited)		Year Ended October 31,
			2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of period	$36.61		$22.48	$27.24	$30.35	$34.65	$29.53

Net investment income (loss)(a)	—	(b)	(0.08)	(0.04)	(0.02)	(0.10)	(0.07	)(c)

Net realized and unrealized gain (loss)	(2.30)		14.32	(4.61)	0.75	0.52	6.85

Total from investment operations	(2.30)		14.24	(4.65)	0.73	0.42	6.78

Distributions to shareholders from net investment income	(0.22)		(0.11)	(0.11)	—	—	(0.07)

Distributions to shareholders from net realized gains	(14.96)		—	—	(3.84)	(4.72)	(1.59)

Total distributions	(15.18)		(0.11)	(0.11)	(3.84)	(4.72)	(1.66)

Net asset value, end of period	$19.13		$36.61	$22.48	$27.24	$30.35	$34.65

Total Return(d)	(8.46)%		63.49%	(17.11)%	3.67%	1.31%	23.09%

Net assets, end of period (in 000’s)	$5,910		$7,118	$5,313	$7,961	$6,903	$17,037

Ratio of net expenses to average net assets	1.96	%(e)	1.96%	1.97%	2.00%	1.98%	1.99%

Ratio of total expenses to average net assets	2.00	%(e)	2.01%	2.06%	2.14%	2.14%	2.24%

Ratio of net investment income (loss) to average net assets	0.01	%(e)	(0.25)%	(0.19)%	(0.07)%	(0.31)%	(0.22	)%(c)

Portfolio turnover rate(f)	84%		187%	153%	142%	130%	138%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Reflects income recognized from special dividends which amounted to $0.03 per share and 0.07% of average net assets.
(d)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(e)	Annualized.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	83

GOLDMAN SACHS SMALL CAP VALUE INSIGHTS FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Small Cap Value Insights Fund
	Institutional Shares
	Six Months Ended April 30, 2022 (Unaudited)		Year Ended October 31,
			2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of period	$73.39		$44.70	$53.74	$55.71	$59.38	$49.35

Net investment income(a)	0.33		0.56	0.43	0.47	0.48	0.50	(b)

Net realized and unrealized gain (loss)	(5.44)		28.53	(9.07)	1.73	0.90	11.53

Total from investment operations	(5.11)		29.09	(8.64)	2.20	1.38	12.03

Distributions to shareholders from net investment income	(0.44)		(0.40)	(0.40)	(0.33)	(0.33)	(0.41)

Distributions to shareholders from net realized gains	(14.96)		—	—	(3.84)	(4.72)	(1.59)

Total distributions	(15.40)		(0.40)	(0.40)	(4.17)	(5.05)	(2.00)

Net asset value, end of period	$52.88		$73.39	$44.70	$53.74	$55.71	$59.38

Total Return(c)	(7.98)%		65.37%	(16.19)%	4.81%	2.47%	24.49%

Net assets, end of period (in 000’s)	$357,264		$379,380	$190,491	$192,820	$60,516	$56,191

Ratio of net expenses to average net assets	0.84	%(d)	0.84%	0.84%	0.87%	0.84%	0.84%

Ratio of total expenses to average net assets	0.88	%(d)	0.89%	0.93%	1.02%	1.00%	1.09%

Ratio of net investment income to average net assets	1.11	%(d)	0.86%	0.93%	0.96%	0.82%	0.90	%(b)

Portfolio turnover rate(e)	84%		187%	153%	142%	130%	138%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.03 per share and 0.07% of average net assets.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

84	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP VALUE INSIGHTS FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Small Cap Value Insights Fund
	Investor Shares
	Six Months Ended April 30, 2022 (Unaudited)		Year Ended October 31,
			2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of period	$53.64		$32.77	$39.53	$42.18	$46.17	$38.78

Net investment income(a)	0.21		0.36	0.25	0.30	0.31	0.31	(b)

Net realized and unrealized gain (loss)	(3.77)		20.88	(6.64)	1.20	0.69	9.05

Total from investment operations	(3.56)		21.24	(6.39)	1.50	1.00	9.36

Distributions to shareholders from net investment income	(0.39)		(0.37)	(0.37)	(0.31)	(0.27)	(0.38)

Distributions to shareholders from net realized gains	(14.96)		—	—	(3.84)	(4.72)	(1.59)

Total distributions	(15.35)		(0.37)	(0.37)	(4.15)	(4.99)	(1.97)

Net asset value, end of period	$34.73		$53.64	$32.77	$39.53	$42.18	$46.17

Total Return(c)	(8.04)%		65.17%	(16.32)%	4.69%	2.33%	24.30%

Net assets, end of period (in 000’s)	$323,610		$363,808	$273,560	$59,800	$18,257	$5,695

Ratio of net expenses to average net assets	0.96	%(d)	0.96%	0.97%	1.01%	0.98%	0.99%

Ratio of total expenses to average net assets	1.00	%(d)	1.01%	1.06%	1.15%	1.17%	1.24%

Ratio of net investment income to average net assets	1.03	%(d)	0.75%	0.77%	0.83%	0.70%	0.72	%(b)

Portfolio turnover rate(e)	84%		187%	153%	142%	130%	138%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.03 per share and 0.07% of average net assets.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	85

GOLDMAN SACHS SMALL CAP VALUE INSIGHTS FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Small Cap Value Insights Fund
	Class R6 Shares
	Six Months Ended April 30, 2022 (Unaudited)		Year Ended October 31,
			2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of period	$73.38		$44.70	$53.73	$55.71	$59.38	$49.35

Net investment income(a)	0.34		0.57	0.43	0.45	0.50	0.46	(b)

Net realized and unrealized gain (loss)	(5.44)		28.51	(9.06)	1.75	0.90	11.56

Total from investment operations	(5.10)		29.08	(8.63)	2.20	1.40	12.02

Distributions to shareholders from net investment income	(0.45)		(0.40)	(0.40)	(0.34)	(0.35)	(0.40)

Distributions to shareholders from net realized gains	(14.96)		—	—	(3.84)	(4.72)	(1.59)

Total distributions	(15.41)		(0.40)	(0.40)	(4.18)	(5.07)	(1.99)

Net asset value, end of period	$52.87		$73.38	$44.70	$53.73	$55.71	$59.38

Total Return(c)	(7.97)%		65.36%	(16.17)%	4.83%	2.49%	24.49%

Net assets, end of period (in 000’s)	$251,203		$306,101	$158,330	$118,331	$22,460	$4,542

Ratio of net expenses to average net assets	0.83	%(d)	0.83%	0.83%	0.86%	0.83%	0.83%

Ratio of total expenses to average net assets	0.87	%(d)	0.88%	0.93%	1.00%	1.02%	1.11%

Ratio of net investment income to average net assets	1.15	%(d)	0.86%	0.94%	0.91%	0.85%	0.83	%(b)

Portfolio turnover rate(e)	84%		187%	153%	142%	130%	138%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.03 per share and 0.07% of average net assets.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

86	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP VALUE INSIGHTS FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Small Cap Value Insights Fund
	Class R Shares
	Six Months Ended April 30, 2022 (Unaudited)		Year Ended October 31,
			2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of period	$52.56		$32.21	$38.96	$41.63	$45.57	$38.32

Net investment income(a)	0.10		0.11	0.10	0.08	0.09	0.14	(b)

Net realized and unrealized gain (loss)	(3.66)		20.52	(6.56)	1.22	0.69	8.89

Total from investment operations	(3.56)		20.63	(6.46)	1.30	0.78	9.03

Distributions to shareholders from net investment income	(0.24)		(0.28)	(0.29)	(0.13)	—	(0.19)

Distributions to shareholders from net realized gains	(14.96)		—	—	(3.84)	(4.72)	(1.59)

Total distributions	(15.20)		(0.28)	(0.29)	(3.97)	(4.72)	(1.78)

Net asset value, end of period	$33.80		$52.56	$32.21	$38.96	$41.63	$45.57

Total Return(c)	(8.25)%		64.31%	(16.70)%	4.14%	1.83%	23.67%

Net assets, end of period (in 000’s)	$20,936		$22,584	$14,038	$8,514	$2,320	$1,621

Ratio of net expenses to average net assets	1.46	%(d)	1.46%	1.47%	1.53%	1.48%	1.49%

Ratio of total expenses to average net assets	1.50	%(d)	1.51%	1.56%	1.69%	1.66%	1.73%

Ratio of net investment income to average net assets	0.49	%(d)	0.24%	0.30%	0.23%	0.20%	0.33	%(b)

Portfolio turnover rate(e)	84%		187%	153%	142%	130%	138%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.03 per share and 0.07% of average net assets.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	87

GOLDMAN SACHS SMALL CAP VALUE INSIGHTS FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Small Cap Value Insights Fund
	Class P Shares
	Six Months Ended April 30, 2022 (Unaudited)		Year Ended October 31,			Period Ended October 31, 2018(a)
			2021	2020	2019
Per Share Data

Net asset value, beginning of period	$73.38		$44.69	$53.72	$55.70	$57.05

Net investment income(b)	0.34		0.57	0.44	0.54	0.30

Net realized and unrealized gain (loss)	(5.45)		28.52	(9.07)	1.66	(1.65)

Total from investment operations	(5.11)		29.09	(8.63)	2.20	(1.35)

Distributions to shareholders from net investment income	(0.45)		(0.40)	(0.40)	(0.34)	—

Distributions to shareholders from net realized gains	(14.96)		—	—	(3.84)	—

Total distributions	(15.41)		(0.40)	(0.40)	(4.18)	—

Net asset value, end of period	$52.86		$73.38	$44.69	$53.72	$55.70

Total Return(c)	(7.98)%		65.36%	(16.18)%	4.82%	(2.37)%

Net assets, end of period (in 000’s)	$40,019		$45,484	$28,504	$47,977	$42,165

Ratio of net expenses to average net assets	0.83	%(d)	0.83%	0.83%	0.85%	0.83	%(d)

Ratio of total expenses to average net assets	0.87	%(d)	0.88%	0.92%	0.99%	1.06	%(d)

Ratio of net investment income to average net assets	1.13	%(d)	0.88%	0.94%	1.07%	0.93	%(d)

Portfolio turnover rate(e)	84%		187%	153%	142%	130%

(a)	Commenced operations on April 16, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

88	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. EQUITY INSIGHTS FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs U.S. Equity Insights Fund
	Class A Shares
	Six Months Ended April 30, 2022 (Unaudited)		Year Ended October 31,
			2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of period	$72.68		$53.72	$49.48	$47.72	$49.73	$40.76

Net investment income(a)	0.19	(b)	0.20	0.28	0.44	0.36	0.49

Net realized and unrealized gain (loss)	(6.13)		21.27	4.67	3.14	2.46	10.17

Total from investment operations	(5.94)		21.47	4.95	3.58	2.82	10.66

Distributions to shareholders from net investment income	(0.25)		(0.28)	(0.71)	(0.17)	(0.45)	(0.31)

Distributions to shareholders from net realized gains	(15.57)		(2.23)	—	(1.65)	(4.38)	(1.38)

Total distributions	(15.82)		(2.51)	(0.71)	(1.82)	(4.83)	(1.69)

Net asset value, end of period	$50.92		$72.68	$53.72	$49.48	$47.72	$49.73

Total Return(c)	(10.42)%		41.26%	10.04%	7.98%	5.93%	26.89%

Net assets, end of period (in 000’s)	$319,507		$380,721	$294,540	$299,440	$301,934	$278,516

Ratio of net expenses to average net assets	0.93	%(d)	0.93%	0.94%	0.94%	0.95%	0.96%

Ratio of total expenses to average net assets	0.96	%(d)	0.97%	1.00%	1.01%	1.00%	1.14%

Ratio of net investment income to average net assets	0.66	%(b)(d)	0.31%	0.55%	0.93%	0.73%	1.08%

Portfolio turnover rate(e)	96%		214%	213%	199%	168%	193%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.11 per share and 0.39% of average net assets.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	89

GOLDMAN SACHS U.S. EQUITY INSIGHTS FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs U.S. Equity Insights Fund
	Class C Shares
	Six Months Ended April 30, 2022 (Unaudited)		Year Ended October 31,
			2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of period	$64.06		$47.71	$44.04	$42.80	$45.08	$37.10

Net investment income (loss)(a)	(0.02	)(b)	(0.25)	(0.09)	0.08	0.01	0.13

Net realized and unrealized gain (loss)	(5.23)		18.83	4.16	2.81	2.22	9.25

Total from investment operations	(5.25)		18.58	4.07	2.89	2.23	9.38

Distributions to shareholders from net investment income	—		—	(0.40)	—	(0.13)	(0.02)

Distributions to shareholders from net realized gains	(15.57)		(2.23)	—	(1.65)	(4.38)	(1.38)

Total distributions	(15.57)		(2.23)	(0.40)	(1.65)	(4.51)	(1.40)

Net asset value, end of period	$43.24		$64.06	$47.71	$44.04	$42.80	$45.08

Total Return(c)	(10.76)%		40.22%	9.25%	7.20%	5.15%	25.93%

Net assets, end of period (in 000’s)	$15,769		$19,252	$16,275	$15,854	$14,277	$28,756

Ratio of net expenses to average net assets	1.68	%(d)	1.68%	1.69%	1.69%	1.70%	1.71%

Ratio of total expenses to average net assets	1.71	%(d)	1.72%	1.75%	1.76%	1.75%	1.89%

Ratio of net investment income (loss) to average net assets	(0.09	)%(b)(d)	(0.44)%	(0.20)%	0.18%	0.01%	0.31%

Portfolio turnover rate(e)	96%		214%	213%	199%	168%	193%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.11 per share and 0.39% of average net assets.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

90	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. EQUITY INSIGHTS FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs U.S. Equity Insights Fund
	Institutional Shares
	Six Months Ended April 30, 2022 (Unaudited)		Year Ended October 31,
			2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of period	$75.37		$55.60	$51.16	$49.30	$51.21	$41.92

Net investment income(a)	0.31	(b)	0.45	0.50	0.72	0.54	0.70

Net realized and unrealized gain (loss)	(6.41)		22.02	4.82	3.14	2.56	10.45

Total from investment operations	(6.10)		22.47	5.32	3.86	3.10	11.15

Distributions to shareholders from net investment income	(0.45)		(0.47)	(0.88)	(0.35)	(0.63)	(0.48)

Distributions to shareholders from net realized gains	(15.57)		(2.23)	—	(1.65)	(4.38)	(1.38)

Total distributions	(16.02)		(2.70)	(0.88)	(2.00)	(5.01)	(1.86)

Net asset value, end of period	$53.25		$75.37	$55.60	$51.16	$49.30	$51.21

Total Return(c)	(10.25)%		41.79%	10.47%	8.39%	6.34%	27.40%

Net assets, end of period (in 000’s)	$274,551		$325,457	$255,177	$295,408	$842,673	$249,034

Ratio of net expenses to average net assets	0.56	%(d)	0.56%	0.56%	0.55%	0.55%	0.56%

Ratio of total expenses to average net assets	0.59	%(d)	0.60%	0.62%	0.60%	0.62%	0.74%

Ratio of net investment income to average net assets	1.03	%(b)(d)	0.68%	0.94%	1.40%	1.07%	1.50%

Portfolio turnover rate(e)	96%		214%	213%	199%	168%	193%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.11 per share and 0.39% of average net assets.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	91

GOLDMAN SACHS U.S. EQUITY INSIGHTS FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs U.S. Equity Insights Fund
	Service Shares
	Six Months Ended April 30, 2022 (Unaudited)		Year Ended October 31,
			2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of period	$72.21		$53.38	$49.19	$47.41	$49.47	$40.60

Net investment income(a)	0.15	(b)	0.11	0.22	0.38	0.30	0.43

Net realized and unrealized gain (loss)	(6.09)		21.14	4.64	3.13	2.45	10.14

Total from investment operations	(5.94)		21.25	4.86	3.51	2.75	10.57

Distributions to shareholders from net investment income	(0.15)		(0.19)	(0.67)	(0.08)	(0.43)	(0.32)

Distributions to shareholders from net realized gains	(15.57)		(2.23)	—	(1.65)	(4.38)	(1.38)

Total distributions	(15.72)		(2.42)	(0.67)	(1.73)	(4.81)	(1.70)

Net asset value, end of period	$50.55		$72.21	$53.38	$49.19	$47.41	$49.47

Total Return(c)	(10.48)%		41.08%	9.93%	7.86%	5.81%	26.76%

Net assets, end of period (in 000’s)	$5,190		$6,302	$5,761	$6,700	$5,925	$6,739

Ratio of net expenses to average net assets	1.06	%(d)	1.06%	1.06%	1.05%	1.06%	1.06%

Ratio of total expenses to average net assets	1.09	%(d)	1.10%	1.12%	1.13%	1.11%	1.24%

Ratio of net investment income to average net assets	0.53	%(b)(d)	0.17%	0.44%	0.81%	0.61%	0.96%

Portfolio turnover rate(e)	96%		214%	213%	199%	168%	193%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.11 per share and 0.39% of average net assets.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

92	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. EQUITY INSIGHTS FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs U.S. Equity Insights Fund
	Investor Shares
	Six Months Ended April 30, 2022 (Unaudited)		Year Ended October 31,
			2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of period	$71.70		$53.02	$48.84	$47.17	$49.22	$40.39

Net investment income(a)	0.26	(b)	0.36	0.42	0.54	0.46	0.61

Net realized and unrealized gain (loss)	(6.01)		20.96	4.59	3.09	2.45	10.05

Total from investment operations	(5.75)		21.32	5.01	3.63	2.91	10.66

Distributions to shareholders from net investment income	(0.40)		(0.41)	(0.83)	(0.31)	(0.58)	(0.45)

Distributions to shareholders from net realized gains	(15.57)		(2.23)	—	(1.65)	(4.38)	(1.38)

Total distributions	(15.97)		(2.64)	(0.83)	(1.96)	(4.96)	(1.83)

Net asset value, end of period	$49.98		$71.70	$53.02	$48.84	$47.17	$49.22

Total Return(c)	(10.30)%		41.61%	10.33%	8.25%	6.20%	27.21%

Net assets, end of period (in 000’s)	$95,389		$127,076	$88,924	$116,633	$103,230	$43,290

Ratio of net expenses to average net assets	0.68	%(d)	0.68%	0.69%	0.69%	0.70%	0.71%

Ratio of total expenses to average net assets	0.71	%(d)	0.72%	0.75%	0.76%	0.76%	0.89%

Ratio of net investment income to average net assets	0.91	%(b)(d)	0.56%	0.84%	1.17%	0.95%	1.36%

Portfolio turnover rate(e)	96%		214%	213%	199%	168%	193%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.11 per share and 0.39% of average net assets.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	93

GOLDMAN SACHS U.S. EQUITY INSIGHTS FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs U.S. Equity Insights Fund
	Class R6 Shares
	Six Months Ended April 30, 2022 (Unaudited)		Year Ended October 31,
			2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of period	$75.30		$55.56	$51.13	$49.27	$51.19	$41.91

Net investment income(a)	0.28	(b)	0.46	0.50	0.76	0.42	0.82

Net realized and unrealized gain (loss)	(6.36)		21.99	4.83	3.10	2.68	10.33

Total from investment operations	(6.08)		22.45	5.33	3.86	3.10	11.15

Distributions to shareholders from net investment income	(0.46)		(0.48)	(0.90)	(0.35)	(0.64)	(0.49)

Distributions to shareholders from net realized gains	(15.57)		(2.23)	—	(1.65)	(4.38)	(1.38)

Total distributions	(16.03)		(2.71)	(0.90)	(2.00)	(5.02)	(1.87)

Net asset value, end of period	$53.19		$75.30	$55.56	$51.13	$49.27	$51.19

Total Return(c)	(10.24)%		41.78%	10.49%	8.38%	6.37%	27.41%

Net assets, end of period (in 000’s)	$19,809		$14,142	$8,871	$12,068	$31,916	$2,557

Ratio of net expenses to average net assets	0.55	%(d)	0.55%	0.55%	0.54%	0.54%	0.55%

Ratio of total expenses to average net assets	0.58	%(d)	0.60%	0.61%	0.59%	0.63%	0.71%

Ratio of net investment income to average net assets	0.94	%(b)(d)	0.69%	0.95%	1.49%	0.82%	1.70%

Portfolio turnover rate(e)	96%		214%	213%	199%	168%	193%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.11 per share and 0.39% of average net assets.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

94	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. EQUITY INSIGHTS FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs U.S. Equity Insights Fund
	Class R Shares
	Six Months Ended April 30, 2022 (Unaudited)		Year Ended October 31,
			2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of period	$71.12		$52.63	$48.47	$46.74	$48.89	$40.12

Net investment income(a)	0.12	(b)	0.07	0.16	0.32	0.23	0.37

Net realized and unrealized gain (loss)	(5.99)		20.80	4.57	3.08	2.42	10.01

Total from investment operations	(5.87)		20.87	4.73	3.40	2.65	10.38

Distributions to shareholders from net investment income	(0.09)		(0.15)	(0.57)	(0.02)	(0.42)	(0.23)

Distributions to shareholders from net realized gains	(15.57)		(2.23)	—	(1.65)	(4.38)	(1.38)

Total distributions	(15.66)		(2.38)	(0.57)	(1.67)	(4.80)	(1.61)

Net asset value, end of period	$49.59		$71.12	$52.63	$48.47	$46.74	$48.89

Total Return(c)	(10.53)%		40.91%	9.79%	7.72%	5.65%	26.58%

Net assets, end of period (in 000’s)	$19,008		$22,030	$41,005	$44,555	$49,993	$51,263

Ratio of net expenses to average net assets	1.18	%(d)	1.18%	1.19%	1.19%	1.20%	1.21%

Ratio of total expenses to average net assets	1.21	%(d)	1.22%	1.25%	1.26%	1.25%	1.39%

Ratio of net investment income to average net assets	0.41	%(b)(d)	0.11%	0.31%	0.69%	0.48%	0.84%

Portfolio turnover rate(e)	96%		214%	213%	199%	168%	193%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.11 per share and 0.39% of average net assets.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	95

GOLDMAN SACHS U.S. EQUITY INSIGHTS FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs U.S. Equity Insights Fund
	Class P Shares
	Six Months Ended April 30, 2022 (Unaudited)		Year Ended October 31,			Period Ended October 31, 2018(a)
			2021	2020	2019
Per Share Data

Net asset value, beginning of period	$75.31		$55.56	$51.14	$49.28	$49.09

Net investment income(b)	0.32	(c)	0.46	0.50	0.65	0.26

Net realized and unrealized gain (loss)	(6.41)		22.00	4.83	3.21	(0.07)

Total from investment operations	(6.09)		22.46	5.33	3.86	0.19

Distributions to shareholders from net investment income	(0.46)		(0.48)	(0.91)	(0.35)	—

Distributions to shareholders from net realized gains	(15.57)		(2.23)	—	(1.65)	—

Total distributions	(16.03)		(2.71)	(0.91)	(2.00)	—

Net asset value, end of period	$53.19		$75.31	$55.56	$51.14	$49.28

Total Return(d)	(10.26)%		41.80%	10.49%	8.40%	0.39%

Net assets, end of period (in 000’s)	$262,480		$327,501	$245,632	$225,899	$203,525

Ratio of net expenses to average net assets	0.55	%(e)	0.55%	0.55%	0.54%	0.54	%(e)

Ratio of total expenses to average net assets	0.58	%(e)	0.59%	0.61%	0.62%	0.62	%(e)

Ratio of net investment income to average net assets	1.05	%(c)(e)	0.68%	0.94%	1.33%	0.93	%(e)

Portfolio turnover rate(f)	96%		214%	213%	199%	168%

(a)	Commenced operations on April 16, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Reflects income recognized from special dividends which amounted to $0.11 per share and 0.39% of average net assets.
(d)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(e)	Annualized.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

96	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Notes to Financial Statements

April 30, 2022 (Unaudited)

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered	Diversified/ Non-diversified
Large Cap Growth Insights	A, C, Institutional, Service, Investor, R6, R and P	Non-diversified
Large Cap Value Insights, Small Cap Equity Insights and U.S. Equity Insights	A, C, Institutional, Service, Investor, R6, R and P	Diversified
Small Cap Growth Insights and Small Cap Value Insights	A, C, Institutional, Investor, R6, R and P	Diversified

Class A Shares are sold with a front-end sales charge of up to 5.50%. Class C Shares are sold with a contingent deferred sales charge (“CDSC”) of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional, Service, Investor, Class R6, Class R and Class P Shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to a management agreement (the “Agreement”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions. Each Fund is an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies.

A.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income, and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. These reclaims, if any, are recorded when the amount is known and there are no significant uncertainties on collectability. Such amounts recovered, if any, are reflected as other income in the Statements of Operations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Funds’ investments in U.S. real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain and/or a return of capital. A return of capital is recorded by the Funds as a reduction to the cost basis of the REIT.

For derivative contracts, unrealized gains and losses are recorded daily and become realized gains and losses upon disposition or termination of the contract of the contract.

97

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Notes to Financial Statements (continued)

April 30, 2022 (Unaudited)

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), if any, and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the applicable Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agency and Service and Shareholder Administration fees.

D.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, each Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex- dividend date. Income and capital gains distributions, if any, are declared and paid according to the following schedule:

Fund	Income Distributions Declared/Paid	Capital Gains Distributions Declared/Paid
Large Cap Value Insights	Quarterly	Annually
Large Cap Growth Insights, Small Cap Equity Insights, Small Cap Growth Insights, Small Cap Value Insights and U.S. Equity Insights	Annually	Annually

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Funds’ policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The level in the fair value hierarchy within which the fair value measurement in its entirety falls shall be determined based on the lowest level input that is significant to the fair value measurement in its entirety. The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

98

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities will be valued at the valid closing bid price for long positions and at the valid closing ask price for short positions (i.e., where there is sufficient volume, during normal exchange trading hours). If no valid bid/ask price is available, the equity security will be valued pursuant to the Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. Certain equity securities containing unique attributes may be classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price for long positions or the last ask price for short positions, and are generally classified as Level 2. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Fair Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Money Market Funds — Investments in the Goldman Sachs Financial Square Government Fund (“Underlying Money Market Fund”) are valued at the NAV per share of the Institutional Share class on the day of valuation. These investments are generally classified as Level 1 of the fair value hierarchy. For information regarding the Underlying Money Market Fund’s accounting policies and investment holdings, please see the Underlying Money Market Fund’s shareholder report.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. A Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers. For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received, if any, is reported separately on the Statements of Assets and Liabilities as receivables/payables for collateral on certain derivatives contracts. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments.

Exchange-traded derivatives, including futures and options contracts, are generally valued at the last sale or settlement price on the exchange where they are principally traded. Exchange-traded options without settlement prices are generally valued at the midpoint of the bid and ask prices on the exchange where they are principally traded (or, in the absence of two-way trading, at the last bid price for long positions and the last ask price for short positions). Exchange-traded derivatives typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be

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Notes to Financial Statements (continued)

April 30, 2022 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i.  Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security. Upon entering into a futures contract, a Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of a Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments.

C.  Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of April 30, 2022:

LARGE CAP GROWTH INSIGHTS FUND

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

North America	$1,112,312,781	$—	$—

Securities Lending Reinvestment Vehicle	475,200	—	—

Total	$1,112,787,981	$—	$—

LARGE CAP VALUE INSIGHTS FUND

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

North America	$403,614,894	$—	$—

Total	$403,614,894	$—	$—

Derivative Type

Liabilities(b)

Futures Contracts	$(120,785)	$—	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile noted in table.
(b)	Amount shown represents unrealized gain (loss) at period end.

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3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

SMALL CAP EQUITY INSIGHTS FUND

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Africa	$742,586	$—	$—

Asia	3,399,609	—	—

Europe	4,867,566	—	—

North America	445,908,429	—	—

Securities Lending Reinvestment Vehicle	5,346,284	—	—

Total	$460,264,474	$—	$—

SMALL CAP GROWTH INSIGHTS FUND

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Africa	$604,851	$—	$—

Asia	2,208,165	—	—

Europe	1,734,637	—	—

North America	157,016,399	—	—

Securities Lending Reinvestment Vehicle	3,100,086	—	—

Total	$164,664,138	$—	$—

SMALL CAP VALUE INSIGHTS FUND

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Africa	$2,654,473	$—	$—

Europe	9,858,794	—	—

North America	1,103,135,064	—	—

Securities Lending Reinvestment Vehicle	12,866,518	—	—

Total	$1,128,514,849	$—	$—

Derivative Type

Liabilities(b)

Futures Contracts	$(202,655)	$—	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile noted in table.
(b)	Amount shown represents unrealized gain (loss) at period end.

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Notes to Financial Statements (continued)

April 30, 2022 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

U.S. EQUITY INSIGHTS FUND

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Europe	$5,801,832	$—	$—

North America	997,217,449	—	—

Total	$1,003,019,281	$—	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile noted in table.

For further information regarding security characteristics, see the Schedules of Investments.

4. INVESTMENTS IN DERIVATIVES

The following tables set forth, by certain risk types, the gross value of derivative contracts (not considered to be hedging instruments for accounting disclosure purposes) as of April 30, 2022. These instruments were used as part of the Funds’ investment strategies and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Funds’ net exposure.

Risk	Fund	Statement of Assets and Liabilities	Assets (Liabilities)(a)
Equity	Large Cap Value Insights	Variation Margin on Futures Contracts	$(120,785)
Equity	Small Cap Value Insights	Variation Margin on Futures Contracts	(202,655)

(a)	Includes unrealized gain (loss) on futures contracts described in the Additional Investment Information sections of the Schedules of Investments. Only the variation margin as of April 30, 2022 is reported within the Statements of Assets and Liabilities.

The following tables set forth, by certain risk types, the Funds’ gains (losses) related to these derivatives and their indicative volumes for the six months ended April 30, 2022. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

Risk	Fund	Net Realized Gain (Loss) from Futures Contracts	Net Change in Unrealized Gain (Loss) on Futures Contracts
Equity	Large Cap Growth Insights	$522,728	$—
Equity	Large Cap Value Insights	20,830	(120,785)
Equity	Small Cap Equity Insights	433,498	(290,252)
Equity	Small Cap Growth Insights	320,646	—
Equity	Small Cap Value Insights	(635,985)	(532,817)
Equity	U.S. Equity Insights	316,386	—

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4. INVESTMENTS IN DERIVATIVES (continued)

For the six months ended April 30, 2022, the relevant values for each derivative type were as follows:

Fund	Number of Contracts(a)
Large Cap Growth Insights	118
Large Cap Value Insights	6
Small Cap Equity Insights	48
Small Cap Growth Insights	1
Small Cap Value Insights	31
U.S. Equity Insights	71

(a)	Amount disclosed represents average number of contracts for the months that the Fund held such derivatives during the six months ended April 30, 2022.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

For the six months ended April 30, 2022, contractual and effective net management fees with GSAM were at the following rates:

	Contractual Management Rate
Fund	First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate	Effective Net Management Rate^
Large Cap Growth Insights	0.52%	0.47%	0.44%	0.44%	0.43%	0.50%	0.50%
Large Cap Value Insights	0.52	0.47	0.44	0.44	0.43	0.52	0.52
Small Cap Equity Insights	0.80	0.80	0.72	0.68	0.67	0.80	0.80
Small Cap Growth Insights	0.80	0.80	0.72	0.68	0.67	0.80	0.80
Small Cap Value Insights	0.80	0.80	0.72	0.68	0.67	0.80	0.80
U.S. Equity Insights	0.52	0.47	0.44	0.44	0.43	0.51	0.51

^	Effective Net Management Rate includes the impact of management fee waivers of affiliated underlying funds, if any.

The Large Cap Growth Insights, Large Cap Value Insights, Small Cap Equity Insights, Small Cap Growth Insights, Small Cap Value Insights and U.S. Equity Insights Funds invest in Institutional Shares of the Underlying Money Market Fund, which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by the Funds in an amount equal to the management fee it earns as an investment adviser to the affiliated Underlying Funds in which the Funds invest, except those management fees it earns from the Funds’ investments of cash collateral received in connection with securities lending transactions

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Notes to Financial Statements (continued)

April 30, 2022 (Unaudited)

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

in the Underlying Money Market Fund. For the six months ended April 30, 2022, the management fee waived by GSAM for each Fund was as follows:

Fund	Management Fee Waived
Large Cap Growth Insights	$934
Large Cap Value Insights	259
Small Cap Equity Insights	1,356
Small Cap Growth Insights	172
Small Cap Value Insights	205
U.S. Equity Insights	849

B.  Distribution and/or Service (12b-1) Plans — The Trust, on behalf of Class A and Class R Shares of each applicable Fund, has adopted Distribution and Service Plans subject to Rule 12b-1 under the Act. Under the Distribution and Service Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class A or Class R Shares of the Funds, as applicable, as set forth below.

The Trust, on behalf of Class C Shares of each applicable Fund, has adopted a Distribution Plan subject to Rule 12b-1 under the Act. Under the Distribution Plan, Goldman Sachs as Distributor is entitled to a fee accrued daily and paid monthly for distribution services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class C Shares of the Funds, as set forth below.

The Trust, on behalf of Service Shares of each applicable Fund, has adopted a Service Plan subject to Rule 12b-1 under the Act to allow Service Shares to compensate service organizations (including Goldman Sachs) for providing personal and account maintenance services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations equal to an annual percentage rate of the average daily net assets attributable to Service Shares of the Funds as set forth below.

	Distribution and/or Service Plan Rates
	Class A*	Class C	Service Shares	Class R*
Distribution and/or Service Plan	0.25%	0.75%	0.25%	0.50%

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution and/or Service Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

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5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class A Shares’ front end sales charge and Class C Shares’ CDSC. For the six months ended April 30, 2022, Goldman Sachs retained the following amounts:

	Front End Sales Charge	Contingent Deferred Sales Charge
Fund	Class A	Class C
Large Cap Growth Insights	$11,717	$—
Large Cap Value Insights	2,527	377
Small Cap Equity Insights	580	230
Small Cap Growth Insights	3,845	25
Small Cap Value Insights	1,878	—
U.S. Equity Insights	3,069	257

D.  Service and Shareholder Administration Plans — The Trust, on behalf of each applicable Fund, has adopted Service Plans to allow Class C Shares and Shareholder Administration Plans to allow Service Shares, respectively, to compensate service organizations (including Goldman Sachs) for providing varying levels of personal and account maintenance or shareholder administration services to their customers who are beneficial owners of such shares. The Service and Shareholder Administration Plans each provide for compensation to the service organizations equal to an annual percentage rate of 0.25% of the average daily net assets attributable to Class C and Service Shares of the Funds.

E.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.16% of the average daily net assets of Class A, Class C, Investor and Class R Shares; 0.03% of the average daily net assets of Class R6 and Class P Shares; and 0.04% of the average daily net assets of Institutional and Service Shares.

F.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to reduce or limit certain “Other Expenses” of the Funds (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets are 0.004%. These Other Expense limitations will remain in place through at least February 28, 2023, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Funds have entered into certain offset arrangements with the transfer agent, which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

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Notes to Financial Statements (continued)

April 30, 2022 (Unaudited)

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

For the six months ended April 30, 2022, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Fund	Management Fee Waiver	Other Expense Reimbursements	Total Expense Reductions
Large Cap Growth Insights	$934	$221,162	$222,096
Large Cap Value Insights	259	152,559	152,818
Small Cap Equity Insights	1,356	185,410	186,766
Small Cap Growth Insights	172	182,070	182,242
Small Cap Value Insights	205	225,792	225,997
U.S. Equity Insights	849	194,906	195,755

G.  Line of Credit Facility — As of April 30, 2022, the Funds participated in a $1,250,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the six months ended April 30, 2022, the Funds did not have any borrowings under the facility. Prior to April 22, 2022, the facility was $1,000,000,000.

H.  Other Transactions with Affiliates — For the six months ended April 30, 2022, Goldman Sachs did not earn brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs.

As of April 30, 2022, the following Goldman Sachs Dynamic Global Equity Fund and Goldman Sachs Enhanced Dividend Global Equity Portfolio were beneficial owners of 5% or more of total outstanding shares of the following Funds:

Fund	Goldman Sachs Dynamic Global Equity	Goldman Sachs Enhanced Dividend Global Equity
Large Cap Value Insights	6%	—%
Small Cap Equity Insights	—	7

The following table provides information about the Funds’ investments in the Underlying Fund as of and for the six months ended April 30, 2022:

Fund	Market Value as of October 31, 2021	Purchased at Cost	Proceeds from Sales	Market Value as of April 30, 2022	Shares as of April 30, 2022	Dividend Income from Affiliated Investment Companies
Large Cap Growth Insights	$—	$16,701,934	$(16,701,934)	$—	—	$147
Large Cap Value Insights	—	13,664,489	(13,664,489)	—	—	284
Small Cap Equity Insights	5,888,756	21,352,246	(27,241,002)	—	—	976
Small Cap Growth Insights	—	20,571,006	(20,571,006)	—	—	17
Small Cap Value Insights	1,412,504	24,501,634	(25,914,138)	—	—	236
U.S. Equity Insights	—	25,567,595	(25,567,595)	—	—	1,152

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6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the six months ended April 30, 2022 were as follows:

Fund	Purchase	Sales and Maturities
Large Cap Growth Insights	$1,395,674,474	$1,998,383,777
Large Cap Value Insights	410,793,628	408,791,593
Small Cap Equity Insights	356,765,560	401,358,502
Small Cap Growth Insights	215,973,429	387,730,582
Small Cap Value Insights	1,000,990,661	1,043,037,921
U.S. Equity Insights	1,086,429,136	1,173,049,453

7. SECURITIES LENDING

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and the terms and conditions contained therein, the Large Cap Growth Insights, Large Cap Value Insights, Small Cap Equity Insights, Small Cap Growth Insights, Small Cap Value Insights and U.S. Equity Insights Funds may lend their securities through a securities lending agent, Goldman Sachs Agency Lending (“GSAL”), a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Funds’ securities lending procedures, the Funds receive cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Funds at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Funds on the next business day. As with other extensions of credit, the Funds may experience delay in the recovery of their securities or incur a loss should the borrower of the securities breach its agreement with the Funds or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Dividend income received from securities on loan may not be subject to withholding taxes and therefore withholding taxes paid may differ from the amounts listed in the Statements of Operations. Loans of securities are terminable at any time and as such 1) the remaining contractual maturities of the outstanding securities lending transactions are considered to be overnight and continuous and 2) the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The Funds invest the cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund (“Government Money Market Fund”), an affiliated series of the Goldman Sachs Trust. The Government Money Market Fund is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act, and is managed by GSAM, for which GSAM may receive a management fee of up to 0.16% on an annualized basis of the average daily net assets of the Government Money Market Fund.

In the event of a default by a borrower with respect to any loan, GSAL will exercise any and all remedies provided under the applicable borrower agreement to make the Funds whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If GSAL is unable to purchase replacement securities, GSAL will indemnify the Funds by paying the Funds an amount equal to the market value of the securities loaned minus the value of cash collateral received from the borrower for the loan, subject to an exclusion for any shortfalls resulting from a loss of value in such cash collateral due to reinvestment risk. The Funds’ master netting agreements with certain borrowers provide the right, in the event of a default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. However, in the event of a default by a borrower, a resolution authority could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of set-off that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws. The

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Notes to Financial Statements (continued)

April 30, 2022 (Unaudited)

7. SECURITIES LENDING (continued)

Funds’ loaned securities were all subject to enforceable Securities Lending Agreements and the value of the collateral was at least equal to the value of the cash received. The amounts of the Funds’ overnight and continuous agreements, which represent the gross amounts of recognized liabilities for securities lending transactions outstanding as of April 30, 2022, are disclosed as “Payable upon return of securities loaned” on the Statements of Assets and Liabilities, where applicable. The U.S. Equity Insights Fund did not have securities on loan as of April 30, 2022.

Both the Funds and GSAL received compensation relating to the lending of the Funds’ securities. The amounts earned by the Funds for the six months ended April 30, 2022 are reported under Investment Income on the Statements of Operations.

The table below details securities lending activity with affiliates of Goldman Sachs:

	For the Six Months Ended April 30, 2022		Amounts Payable to Goldman Sachs Upon Return of Securities Loaned as of April 30, 2022
Fund	Earnings of GSAL Relating to Securities Loaned	Amounts Received by the Funds from Lending to Goldman Sachs
Large Cap Growth Insights	$532	$1,571	$—
Large Cap Value Insights	137	427	—
Small Cap Equity Insights	3,347	4,831	2,044,033
Small Cap Growth Insights	4,001	4,436	648,372
Small Cap Value Insights	5,042	12,137	4,328,809
U.S. Equity Insights	405	87	—

The following table provides information about the Funds’ investments in the Government Money Market Fund for the six months ended April 30, 2022.

Fund	Beginning value as of October 31, 2021	Purchases at Cost	Proceeds from Sales	Ending value as of April 30, 2022
Large Cap Growth Insights	$14,135,325	$11,680,915	$(25,341,040)	$475,200
Large Cap Value Insights	3,732,000	3,716,250	(7,448,250)	—
Small Cap Equity Insights	8,587,928	28,564,047	(31,805,691)	5,346,284
Small Cap Growth Insights	5,015,264	23,081,752	(24,996,930)	3,100,086
Small Cap Value Insights	25,942,175	78,865,053	(91,940,710)	12,866,518
U.S. Equity Insights	10,200,800	6,755,975	(16,956,775)	—

8. TAX INFORMATION

As of the Funds’ most recent fiscal year end, October 31, 2021, the Funds’ certain timing differences on a tax basis were as follows:

	Large Cap Growth Insights	Large Cap Value Insights	Small Cap Equity Insights	Small Cap Growth Insights	Small Cap Value Insights	U.S. Equity Insights
Timing differences (Qualified Late Year Loss Deferral)	$(263,601)	$—	$—	$—	$—	$—

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8. TAX INFORMATION (continued)

As of April 30, 2022, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Large Cap Growth Insights	Large Cap Value Insights	Small Cap Equity Insights	Small Cap Growth Insights	Small Cap Value Insights	U.S. Equity Insights
Tax Cost	$781,770,839	$395,804,213	$487,065,312	$182,934,896	$1,117,393,706	$868,322,606
Gross unrealized gain	382,578,253	29,351,803	42,572,914	14,988,940	114,892,025	190,680,781
Gross unrealized loss	(51,561,111)	(21,541,122)	(69,373,752)	(33,259,698)	(103,770,882)	(55,984,106)
Net unrealized gain (loss)	$331,017,142	$7,810,681	$(26,800,838)	$(18,270,758)	$11,121,143	$134,696,675

The difference between GAAP-basis and tax basis unrealized gains (losses) is attributable primarily to wash sales and net mark to market gains (losses) on regulated futures contracts, and differences in the tax treatment of passive foreign investment company investments.

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

9. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Derivatives Risk — The Funds’ use of derivatives may result in loss. Derivative instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Funds. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Dividend-Paying Investments Risk — A Fund’s investments in dividend-paying securities could cause a Fund to underperform other funds. Securities that pay dividends, as a group, can fall out of favor with the market, causing such securities to underperform securities that do not pay dividends. Depending upon market conditions and political and legislative responses to such conditions, dividend-paying securities that meet a Fund’s investment criteria may not be widely available and/or may be highly concentrated in only a few market sectors. In addition, issuers that have paid regular dividends or distributions to shareholders may not continue to do so at the same level or at all in the future. This may limit the ability of a Fund to produce current income.

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause a Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would.

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Notes to Financial Statements (continued)

April 30, 2022 (Unaudited)

9. OTHER RISKS (continued)

Liquidity Risk — A Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to remaining investors’ interests because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. If a Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s NAV and dilute remaining investors’ interests. Redemptions by large shareholders may have a negative impact on a Fund’s liquidity.

Market and Credit Risks — In the normal course of business, a Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). The value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, acts of terrorism, social unrest, natural disasters, the spread of infectious illness or other public health threats could also significantly impact a Fund and its investments. Additionally, a Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Non-Diversification Risk — The Large Cap Growth Insights Fund is non-diversified, meaning that it is permitted to invest a larger percentage of its assets in fewer issuers than diversified mutual funds. Thus, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

10. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

11. OTHER MATTERS

At a meeting held on April 13, 2022 (the “Meeting”), the Board of Trustees of the Goldman Sachs Trust approved a reverse share split for Class C Shares of the Small Cap Growth Insights Fund (the “Fund”), pursuant to which shareholders will receive one Class C Share in exchange for every 9 Class C Shares of the Fund they currently own. The reverse stock split is intended to bring the net asset value (“NAV”) of the Class C Shares of the Fund into better alignment with the NAVs of the Fund’s other share classes and reduce the variances among the NAVs that currently exist. This is intended to reduce marketplace confusion and bring greater uniformity to the ratio of capital gains to the NAV across all share classes of the Fund. The amount of each shareholder’s aggregate investment in the Fund will remain unchanged as a result of the split. The effect of the reverse share split is to reduce the number of shares outstanding of the Fund and increase the Fund’s Class C NAV per share. The reverse share split will not be a taxable event, nor does it have an impact on the Fund’s holdings or performance. No changes are contemplated at this time for the other share classes offered by the Fund.

The reverse share split will occur on or about June 10, 2022.

12. SUBSEQUENT EVENTS

Subsequent events after the Statements of Assets and Liabilities date have been evaluated, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

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13. SUMMARY OF SHARE TRANSACTIONS

	Large Cap Growth Insights Fund

	For the Six Months Ended April 30, 2022 (Unaudited)		For the Fiscal Year Ended October 31, 2021

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	1,037,134	$34,120,606	1,095,454	$45,113,329
Reinvestment of distributions	2,688,364	88,635,361	615,562	23,145,148
Shares redeemed	(1,731,305)	(56,332,462)	(2,431,447)	(99,948,201)
	1,994,193	66,423,505	(720,431)	(31,689,724)
Class C Shares
Shares sold	118,748	2,978,933	87,523	3,134,888
Reinvestment of distributions	635,744	16,453,064	141,544	4,574,698
Shares redeemed	(338,395)	(8,434,135)	(371,462)	(13,306,116)
	416,097	10,997,862	(142,395)	(5,596,530)
Institutional Shares
Shares sold	2,094,560	75,061,984	4,360,670	191,925,368
Reinvestment of distributions	3,140,645	110,517,603	1,561,511	61,376,167
Shares redeemed	(10,351,848)	(487,628,728)	(7,340,923)	(320,397,444)
	(5,116,643)	(302,049,141)	(1,418,742)	(67,095,909)
Service Shares
Shares sold	60,166	1,902,956	126,694	5,030,496
Reinvestment of distributions	135,426	4,330,914	85,767	3,163,099
Shares redeemed	(136,532)	(4,319,411)	(774,972)	(30,914,145)
	59,060	1,914,459	(562,511)	(22,720,550)
Investor Shares
Shares sold	891,133	27,771,126	939,158	38,504,632
Reinvestment of distributions	2,620,037	84,626,583	851,697	31,563,303
Shares redeemed	(2,061,372)	(65,691,373)	(4,451,351)	(181,534,942)
	1,449,798	46,706,336	(2,660,496)	(111,467,007)
Class R6 Shares
Shares sold	966,975	36,195,626	1,599,203	68,595,141
Reinvestment of distributions	2,334,785	82,112,342	828,918	32,565,309
Shares redeemed	(2,583,571)	(86,705,462)	(6,168,258)	(259,942,675)
	718,189	31,602,506	(3,740,137)	(158,782,225)
Class R Shares
Shares sold	113,034	3,609,479	192,530	7,756,717
Reinvestment of distributions	305,562	9,579,381	71,765	2,614,386
Shares redeemed	(101,587)	(3,245,570)	(372,150)	(15,253,333)
	317,009	9,943,290	(107,855)	(4,882,230)
Class P Shares
Shares sold	407,033	13,000,561	105,163	4,407,933
Reinvestment of distributions	674,287	23,693,905	149,914	5,886,489
Shares redeemed	(407,493)	(14,011,457)	(232,991)	(9,833,829)
	673,827	22,683,009	22,086	460,593

NET INCREASE (DECREASE)	511,530	$(111,778,174)	(9,330,481)	$(401,773,582)

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Notes to Financial Statements (continued)

April 30, 2022 (Unaudited)

13. SUMMARY OF SHARE TRANSACTIONS (continued)

	Large Cap Value Insights Fund

	For the Six Months Ended April 30, 2022 (Unaudited)		For the Fiscal Year Ended October 31, 2021

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	503,967	$11,712,564	374,537	$9,278,898
Reinvestment of distributions	395,321	9,130,110	25,367	608,567
Shares redeemed	(422,413)	(10,113,596)	(546,202)	(13,495,141)
	476,875	10,729,078	(146,298)	(3,607,676)
Class C Shares
Shares sold	38,652	891,160	80,854	2,011,740
Reinvestment of distributions	68,600	1,564,298	1,882	42,611
Shares redeemed	(83,326)	(1,958,339)	(144,995)	(3,467,473)
	23,926	497,119	(62,259)	(1,413,122)
Institutional Shares
Shares sold	1,168,922	27,795,096	1,174,035	29,189,417
Reinvestment of distributions	662,919	15,293,861	62,528	1,502,175
Shares redeemed	(1,181,086)	(28,125,419)	(1,614,015)	(39,580,481)
	650,755	14,963,538	(377,452)	(8,888,889)
Service Shares
Shares sold	20,442	488,424	51,346	1,269,338
Reinvestment of distributions	45,939	1,066,381	2,702	64,678
Shares redeemed	(28,805)	(680,916)	(76,691)	(1,879,356)
	37,576	873,889	(22,643)	(545,340)
Investor Shares
Shares sold	544,012	12,911,012	969,056	23,461,684
Reinvestment of distributions	618,549	14,225,515	51,114	1,222,745
Shares redeemed	(713,328)	(17,023,240)	(1,321,311)	(32,404,001)
	449,233	10,113,287	(301,141)	(7,719,572)
Class R6 Shares
Shares sold	123,146	2,922,736	320,757	7,992,785
Reinvestment of distributions	540,981	12,480,464	49,082	1,180,836
Shares redeemed	(135,457)	(3,190,314)	(864,911)	(21,451,153)
	528,670	12,212,886	(495,072)	(12,277,532)
Class R Shares
Shares sold	25,876	625,655	41,893	1,025,052
Reinvestment of distributions	36,808	842,592	2,302	54,226
Shares redeemed	(34,807)	(840,480)	(97,866)	(2,428,101)
	27,877	627,767	(53,671)	(1,348,823)
Class P Shares
Shares sold	485,727	11,364,451	221,021	5,204,447
Reinvestment of distributions	322,382	7,434,726	25,656	619,341
Shares redeemed	(180,434)	(4,214,153)	(114,163)	(2,754,890)
	627,675	14,585,024	132,514	3,068,898

NET INCREASE (DECREASE)	2,822,587	$64,602,588	(1,326,022)	$(32,732,056)

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13. SUMMARY OF SHARE TRANSACTIONS (continued)

	Small Cap Equity Insights Fund

	For the Six Months Ended April 30, 2022 (Unaudited)		For the Fiscal Year Ended October 31, 2021

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	108,730	$2,767,429	198,389	$6,402,737
Reinvestment of distributions	407,005	10,240,249	2,449	69,444
Shares redeemed	(147,433)	(3,777,144)	(434,186)	(14,009,213)
	368,302	9,230,534	(233,348)	(7,537,032)
Class C Shares
Shares sold	20,851	428,352	47,542	1,298,606
Reinvestment of distributions	109,923	2,166,576	—	—
Shares redeemed	(55,243)	(1,083,180)	(101,633)	(2,784,132)
	75,531	1,511,748	(54,091)	(1,485,526)
Institutional Shares
Shares sold	858,359	23,466,586	3,254,959	106,543,708
Reinvestment of distributions	1,821,341	48,593,389	31,539	931,340
Shares redeemed	(1,527,518)	(45,476,999)	(6,166,178)	(183,839,430)
	1,152,182	26,582,976	(2,879,680)	(76,364,382)
Service Shares
Shares sold	6,303	158,595	60,889	1,978,686
Reinvestment of distributions	35,155	861,999	180	5,026
Shares redeemed	(57,029)	(1,426,654)	(81,456)	(2,641,770)
	(15,571)	(406,060)	(20,387)	(658,058)
Investor Shares
Shares sold	294,237	7,888,093	815,337	26,010,460
Reinvestment of distributions	570,066	14,257,356	10,482	295,176
Shares redeemed	(1,122,822)	(30,351,429)	(1,754,425)	(53,617,675)
	(258,519)	(8,205,980)	(928,606)	(27,312,039)
Class R6 Shares
Shares sold	594,188	16,312,047	631,922	21,122,074
Reinvestment of distributions	887,467	23,686,493	24,331	718,494
Shares redeemed	(544,399)	(14,622,859)	(2,915,629)	(92,706,574)
	937,256	25,375,681	(2,259,376)	(70,866,006)
Class R Shares
Shares sold	66,629	1,651,205	125,400	3,882,129
Reinvestment of distributions	161,112	3,905,346	128	3,543
Shares redeemed	(78,561)	(1,938,691)	(284,861)	(8,669,839)
	149,180	3,617,860	(159,333)	(4,784,167)
Class P Shares
Shares sold	999,841	26,311,345	656,903	22,358,809
Reinvestment of distributions	1,279,518	34,137,536	19,262	568,617
Shares redeemed	(1,404,164)	(36,475,383)	(404,571)	(13,845,592)
	875,195	23,973,498	271,594	9,081,834

NET INCREASE (DECREASE)	3,283,556	$81,680,257	(6,263,227)	$(179,925,376)

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Notes to Financial Statements (continued)

April 30, 2022 (Unaudited)

13. SUMMARY OF SHARE TRANSACTIONS (continued)

	Small Cap Growth Insights Fund

	For the Six Months Ended April 30, 2022 (Unaudited)		For the Fiscal Year Ended October 31, 2021

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	737,515	$25,663,970	200,305	$8,989,161
Reinvestment of distributions	3,171,796	47,830,685	49,962	2,024,645
Shares redeemed	(2,157,292)	(34,573,857)	(479,824)	(21,229,689)
	1,752,019	38,920,798	(229,557)	(10,215,883)
Class C Shares
Shares sold	345,258	6,696,658	21,857	709,037
Reinvestment of distributions	4,490,243	12,303,265	12,362	363,996
Shares redeemed	(2,391,020)	(6,596,609)	(58,186)	(1,901,256)
	2,444,481	12,403,314	(23,967)	(828,223)
Institutional Shares
Shares sold	769,883	19,352,662	954,048	51,400,881
Reinvestment of distributions	2,934,400	72,098,210	133,643	6,550,783
Shares redeemed	(4,082,468)	(102,713,042)	(3,096,424)	(167,651,024)
	(378,185)	(11,262,170)	(2,008,733)	(109,699,360)
Investor Shares
Shares sold	223,891	4,082,760	2,878,928	130,807,137
Reinvestment of distributions	2,144,431	35,940,663	443,811	18,615,787
Shares redeemed	(1,820,082)	(33,285,018)	(14,448,839)	(678,528,770)
	548,240	6,738,405	(11,126,100)	(529,105,846)
Class R6 Shares
Shares sold	146,288	4,382,821	990,249	52,473,767
Reinvestment of distributions	1,889,851	46,509,244	134,792	6,611,412
Shares redeemed	(1,880,725)	(48,066,996)	(5,811,777)	(308,314,516)
	155,414	2,825,069	(4,686,736)	(249,229,337)
Class R Shares
Shares sold	53,059	789,427	47,078	1,999,938
Reinvestment of distributions	334,627	4,303,299	8,078	311,653
Shares redeemed	(136,967)	(1,765,086)	(157,505)	(6,656,958)
	250,719	3,327,640	(102,349)	(4,345,367)
Class P Shares
Shares sold	89,131	1,968,758	16,769	925,178
Reinvestment of distributions	214,331	5,274,692	7,360	361,013
Shares redeemed	(136,538)	(3,377,716)	(83,999)	(4,668,279)
	166,924	3,865,734	(59,870)	(3,382,088)

NET INCREASE (DECREASE)	4,939,612	$56,818,790	(18,237,312)	$(906,806,104)

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13. SUMMARY OF SHARE TRANSACTIONS (continued)

	Small Cap Value Insights Fund

	For the Six Months Ended April 30, 2022 (Unaudited)		For the Fiscal Year Ended October 31, 2021

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	341,630	$13,495,846	566,524	$27,357,223
Reinvestment of distributions	1,110,993	41,255,586	17,972	733,047
Shares redeemed	(532,252)	(21,348,377)	(700,432)	(32,964,079)
	920,371	33,403,055	(115,936)	(4,873,809)
Class C Shares
Shares sold	30,737	713,380	42,344	1,422,441
Reinvestment of distributions	145,934	2,976,487	889	24,811
Shares redeemed	(62,096)	(1,352,278)	(85,171)	(2,791,574)
	114,575	2,337,589	(41,938)	(1,344,322)
Institutional Shares
Shares sold	1,487,545	89,571,540	2,422,336	155,514,994
Reinvestment of distributions	1,395,749	78,161,504	31,205	1,727,414
Shares redeemed	(1,296,593)	(78,844,472)	(1,545,560)	(101,726,881)
	1,586,701	88,888,572	907,981	55,515,527
Investor Shares
Shares sold	4,071,334	181,444,089	2,218,254	107,386,728
Reinvestment of distributions	2,401,504	88,614,645	68,663	2,781,203
Shares redeemed	(3,937,989)	(192,661,283)	(3,851,812)	(180,467,491)
	2,534,849	77,397,451	(1,564,895)	(70,299,560)
Class R6 Shares
Shares sold	1,122,650	70,185,752	2,244,099	143,401,680
Reinvestment of distributions	1,158,040	64,837,855	28,540	1,579,576
Shares redeemed	(1,700,641)	(103,192,992)	(1,643,652)	(105,757,051)
	580,049	31,830,615	628,987	39,224,205
Class R Shares
Shares sold	81,447	3,172,095	143,180	6,706,149
Reinvestment of distributions	186,001	6,663,870	2,943	117,344
Shares redeemed	(77,656)	(2,918,948)	(152,368)	(7,129,277)
	189,792	6,917,017	(6,245)	(305,784)
Class P Shares
Shares sold	33,561	1,956,534	126,625	7,802,899
Reinvestment of distributions	170,528	9,546,149	4,947	273,740
Shares redeemed	(66,961)	(3,883,623)	(149,515)	(9,843,214)
	137,128	7,619,060	(17,943)	(1,766,575)

NET INCREASE (DECREASE)	6,063,465	$248,393,359	(209,989)	$16,149,682

115

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Notes to Financial Statements (continued)

April 30, 2022 (Unaudited)

13. SUMMARY OF SHARE TRANSACTIONS (continued)

	U.S. Equity Insights Fund

	For the Six Months Ended April 30, 2022 (Unaudited)		For the Fiscal Year Ended October 31, 2021

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	133,159	$7,721,235	207,268	$13,062,919
Reinvestment of distributions	1,370,090	78,101,475	227,426	12,992,585
Shares redeemed	(467,235)	(26,917,065)	(678,999)	(44,102,994)
	1,036,014	58,905,645	(244,305)	(18,047,490)
Class C Shares
Shares sold	32,697	1,735,999	57,587	3,282,580
Reinvestment of distributions	98,696	4,769,992	15,127	762,084
Shares redeemed	(67,275)	(3,231,626)	(113,279)	(6,257,364)
	64,118	3,274,365	(40,565)	(2,212,700)
Institutional Shares
Shares sold	430,022	26,597,949	728,154	48,148,149
Reinvestment of distributions	1,146,235	68,455,553	208,034	12,322,729
Shares redeemed	(738,674)	(45,146,808)	(1,207,280)	(79,403,501)
	837,583	49,906,694	(271,092)	(18,932,623)
Service Shares
Shares sold	8,175	475,421	10,669	694,330
Reinvestment of distributions	22,830	1,290,452	4,293	243,533
Shares redeemed	(15,618)	(869,822)	(35,614)	(2,372,863)
	15,387	896,051	(20,652)	(1,435,000)
Investor Shares
Shares sold	276,278	17,124,879	464,534	29,994,670
Reinvestment of distributions	521,209	29,215,058	78,789	4,441,328
Shares redeemed	(661,246)	(37,265,824)	(448,219)	(28,495,429)
	136,241	9,074,113	95,104	5,940,569
Class R6 Shares
Shares sold	177,476	11,411,660	65,402	4,400,402
Reinvestment of distributions	65,441	3,904,300	7,120	421,374
Shares redeemed	(58,275)	(3,455,478)	(44,390)	(3,013,307)
	184,642	11,860,482	28,132	1,808,469
Class R Shares
Shares sold	38,227	2,298,690	75,688	4,589,321
Reinvestment of distributions	86,368	4,786,764	33,114	1,850,453
Shares redeemed	(51,083)	(2,908,974)	(578,215)	(34,437,536)
	73,512	4,176,480	(469,413)	(27,997,762)
Class P Shares
Shares sold	708,684	40,062,752	536,918	34,615,121
Reinvestment of distributions	1,094,747	65,314,484	208,354	12,331,032
Shares redeemed	(1,217,896)	(76,412,220)	(817,391)	(54,251,909)
	585,535	28,965,016	(72,119)	(7,305,756)

NET INCREASE (DECREASE)	2,933,032	$167,058,846	(994,910)	$(68,182,293)

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Liquidity Risk Management Program (Unaudited)

Each Fund has adopted and implemented a liquidity risk management program (the “Program”) in accordance with Rule 22e-4 under the 1940 Act. The Program seeks to assess and manage each Fund’s liquidity risk, i.e., the risk that a Fund is unable to satisfy redemption requests without significantly diluting remaining investors’ interests in the Fund. The Board of Trustees of the Trust has designated GSAM, each Fund’s investment adviser, to administer the Program. Certain aspects of the Program rely on third parties to perform certain functions, including the provision of market data and application of models.

The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence a Fund’s liquidity risk; (2) the periodic classification (no less frequently than monthly) of a Fund’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under Rule 22e-4); (4) for a Fund that does not invest primarily in “highly liquid investments” (as defined under Rule 22e-4), the determination of a minimum percentage of the Fund’s assets that will generally be invested in highly liquid investments (a “Highly Liquid Investment Minimum”); and (5) periodic reporting to the Board of Trustees.

At a meeting of the Board of Trustees on February 8-9, 2022, GSAM provided a written report to the Board addressing the operation, and the adequacy and effectiveness of the implementation, of the Program, including, as applicable, the operation of any Highly Liquid Investment Minimum and any material changes to the Program, for the period from January 1, 2021 through December 31, 2021 (the “Reporting Period”). Among other things, the annual report discussed: (1) the results of stress tests designed to assess liquidity under a hypothetical stressed scenario involving elevated redemptions; (2) an assessment of the methodologies used to classify investments into one of four liquidity categories; and (3) the impact of local holidays in non-U.S. jurisdictions. The report concluded that the Program continues to be reasonably designed to assess and manage liquidity risk and was adequately and effectively implemented during the Reporting Period.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to your Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which it may be subject.

117

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Impact of Russian Invasion of Ukraine (Unaudited)

The Russian invasion of Ukraine has negatively affected the global economy and has resulted in significant disruptions in financial markets and increased macroeconomic uncertainty. In addition, governments around the world have responded to Russia’s invasion by imposing economic sanctions and export controls on certain industry sectors, companies and individuals in or associated with Russia. Russia has imposed its own restrictions against investors and countries outside Russia and has proposed additional measures aimed at non-Russian-owned businesses. Businesses in the U.S. and globally have experienced shortages in materials and increased costs for transportation, energy and raw materials due, in part, to the negative effects of the war on the global economy. The escalation or continuation of the war between Russia and Ukraine or other hostilities presents heightened risks relating to cyber-attacks, the frequency and volume of failures to settle securities transactions, supply chain disruptions, inflation, as well as the potential for increased volatility in commodity, currency and other financial markets. The extent and duration of the war, sanctions and resulting market disruptions, as well as the potential adverse consequences for the Funds’ operations are difficult to predict.

118

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Fund Expenses — Six Month Period Ended April 30, 2022 (Unaudited)

As a shareholder of Class A, Class C, Institutional, Service, Investor, Class R6, Class R and Class P Shares of a Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares), contingent deferred sales charges on redemptions (with respect to Class C Shares), and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (with respect to Class A, Class C, Service and Class R Shares); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class C, Institutional, Service, Investor, Class R6, Class R and Class P Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2021 through April 30, 2022, which represents a period of 181 days in a 365 day year. This projection assumes that annualized expense ratios were in effect during the period.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher:

	Large Cap Growth Insights Fund				Large Cap Value Insights Fund				Small Cap Equity Insights Fund
Share Class	Beginning Account Value 11/1/21	Ending Account Value 4/30/22		Expenses Paid for the 6 months ended 4/30/2022*	Beginning Account Value 11/1/21	Ending Account Value 4/30/22		Expenses Paid for the 6 months ended 4/30/2022*	Beginning Account Value 11/1/21	Ending Account Value 4/30/22		Expenses Paid for the 6 months ended 4/30/2022*
Class A
Actual	$1,000.00	$820.68		$4.15	$1,000.00	$979.07		$4.58	$1,000.00	$835.77		$5.52
Hypothetical 5% return	1,000.00	1,020.24	+	4.60	1,000.00	1,020.16	+	4.68	1,000.00	1,018.78	+	6.07
Class C
Actual	1,000.00	817.79		7.52	1,000.00	975.41		8.25	1,000.00	832.58		8.92
Hypothetical 5% return	1,000.00	1,016.52	+	8.34	1,000.00	1,016.44	+	8.42	1,000.00	1,015.06	+	9.81
Institutional
Actual	1,000.00	822.36		2.48	1,000.00	981.01		2.77	1,000.00	837.32		3.84
Hypothetical 5% return	1,000.00	1,022.08	+	2.75	1,000.00	1,022.00	+	2.83	1,000.00	1,020.61	+	4.23
Service
Actual	1,000.00	820.22		4.73	1,000.00	978.17		5.22	1,000.00	835.14		6.11
Hypothetical 5% return	1,000.00	1,019.60	+	5.25	1,000.00	1,019.52	+	5.33	1,000.00	1,018.13	+	6.72
Investor
Actual	1,000.00	821.71		3.02	1,000.00	980.41		3.36	1,000.00	836.89		4.39
Hypothetical 5% return	1,000.00	1,021.48	+	3.35	1,000.00	1,021.40	+	3.43	1,000.00	1,020.02	+	4.83
Class R6
Actual	1,000.00	822.49		2.43	1,000.00	981.07		2.72	1,000.00	837.38		3.80
Hypothetical 5% return	1,000.00	1,022.12	+	2.70	1,000.00	1,022.05	+	2.78	1,000.00	1,020.66	+	4.18
Class R
Actual	1,000.00	819.85		5.28	1,000.00	977.75		5.81	1,000.00	834.71		6.66
Hypothetical 5% return	1,000.00	1,019.00	+	5.85	1,000.00	1,018.92	+	5.93	1,000.00	1,017.54	+	7.32
Class P
Actual	1,000.00	822.17		2.44	1,000.00	980.62		2.72	1,000.00	837.38		3.80
Hypothetical 5% return	1,000.00	1,022.12	+	2.70	1,000.00	1,022.05	+	2.78	1,000.00	1,020.66	+	4.18

*	Expenses for each share class are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended April 30, 2022. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year.

119

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Fund Expenses — Six Month Period Ended April 30, 2022 (Unaudited) (continued)

	Small Cap Growth Insights Fund				Small Cap Value Insights Fund				U.S. Equity Insights Fund
Share Class	Beginning Account Value 11/1/21	Ending Account Value 4/30/22		Expenses Paid for the 6 months ended 4/30/2022*	Beginning Account Value 11/1/21	Ending Account Value 4/30/22		Expenses Paid for the 6 months ended 4/30/2022*	Beginning Account Value 11/1/21	Ending Account Value 4/30/22		Expenses Paid for the 6 months ended 4/30/2022*
Class A
Actual	$1,000.00	$745.80		$5.25	$1,000.00	$918.31		$5.77	$1,000.00	$895.81		$4.36
Hypothetical 5% return	1,000.00	1,018.78	+	6.08	1,000.00	1,018.77	+	6.08	1,000.00	1,020.20	+	4.64
Class C
Actual	1,000.00	742.10		8.48	1,000.00	915.36		9.33	1,000.00	892.43		7.87
Hypothetical 5% return	1,000.00	1,015.06	+	9.81	1,000.00	1,015.06	+	9.81	1,000.00	1,016.48	+	8.38
Institutional
Actual	1,000.00	747.09		3.66	1,000.00	920.20		4.02	1,000.00	897.46		2.62
Hypothetical 5% return	1,000.00	1,020.61	+	4.23	1,000.00	1,020.61	+	4.23	1,000.00	1,022.03	+	2.79
Service
Actual	N/A	N/A		N/A	N/A	N/A		N/A	1,000.00	895.19		4.97
Hypothetical 5% return	N/A	N/A		N/A	N/A	N/A		N/A	1,000.00	1,019.55	+	5.29
Investor
Actual	1,000.00	746.92		4.17	1,000.00	919.59		4.59	1,000.00	896.97		3.18
Hypothetical 5% return	1,000.00	1,020.01	+	4.83	1,000.00	1,020.01	+	4.83	1,000.00	1,021.44	+	3.39
Class R6
Actual	1,000.00	747.06		3.61	1,000.00	920.28		3.97	1,000.00	897.63		2.57
Hypothetical 5% return	1,000.00	1,020.66	+	4.18	1,000.00	1,020.66	+	4.18	1,000.00	1,022.08	+	2.74
Class R
Actual	1,000.00	745.17		6.33	1,000.00	917.51		6.96	1,000.00	894.67		5.53
Hypothetical 5% return	1,000.00	1,017.54	+	7.32	1,000.00	1,017.53	+	7.32	1,000.00	1,018.96	+	5.89
Class P
Actual	1,000.00	747.06		3.61	1,000.00	920.23		3.97	1,000.00	897.42		2.57
Hypothetical 5% return	1,000.00	1,020.66	+	4.18	1,000.00	1,020.66	+	4.18	1,000.00	1,022.08	+	2.74

*	Expenses for each share class are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended April 30, 2022. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A Shares	Class C Shares	Institutional Shares	Service Shares	Investor Shares	Class R6 Shares	Class R Shares	Class P Shares
Large Cap Growth Insights Fund	0.92%	1.67%	0.55%	1.05%	0.67%	0.54%	1.17%	0.54%
Large Cap Value Insights Fund	0.93	1.68	0.56	1.06	0.68	0.55	1.18	0.55
Small Cap Equity Insights Fund	1.21	1.96	0.84	1.34	0.96	0.83	1.46	0.83
Small Cap Growth Insights Fund	1.21	1.96	0.84	N/A	0.96	0.83	1.46	0.83
Small Cap Value Insights Fund	1.21	1.96	0.84	N/A	0.96	0.83	1.46	0.83
U.S. Equity Insights Fund	0.93	1.68	0.56	1.06	0.68	0.55	1.18	0.55

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

120

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Asset Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $2.13 trillion in assets under supervision as of March 31, 2022, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

Money Market

Financial Square FundsSM

∎	Financial Square Treasury Solutions Fund[1]
∎	Financial Square Government Fund[1]
∎	Financial Square Money Market Fund[2]
∎	Financial Square Prime Obligations Fund[2]
∎	Financial Square Treasury Instruments Fund[1]
∎	Financial Square Treasury Obligations Fund[1]
∎	Financial Square Federal Instruments Fund[1]

Investor FundsSM

∎	Investor Money Market Fund[3]
∎	Investor Tax-Exempt Money Market Fund[3]

Fixed Income

Short Duration and Government

∎	Enhanced Income Fund
∎	Short-Term Conservative Income Fund
∎	Short Duration Government Fund
∎	Short Duration Bond Fund[4]
∎	Government Income Fund
∎	Inflation Protected Securities Fund

Multi-Sector

∎	Bond Fund
∎	Core Fixed Income Fund
∎	Global Core Fixed Income Fund
∎	Strategic Income Fund
∎	Income Fund

Municipal and Tax-Free

∎	High Yield Municipal Fund
∎	Dynamic Municipal Income Fund
∎	Short Duration Tax-Free Fund
∎	Municipal Income Completion Fund

Single Sector

∎	Investment Grade Credit Fund
∎	U.S. Mortgages Fund
∎	High Yield Fund
∎	High Yield Floating Rate Fund
∎	Emerging Markets Debt Fund
∎	Local Emerging Markets Debt Fund

Fixed Income Alternatives

∎	Long Short Credit Strategies Fund

Fundamental Equity

∎	Equity Income Fund
∎	Small Cap Growth Fund
∎	Small Cap Value Fund
∎	Small/Mid Cap Value Fund
∎	Mid Cap Value Fund
∎	Large Cap Value Fund
∎	Focused Value Fund
∎	Large Cap Core Fund[5]
∎	Strategic Growth Fund
∎	Small/Mid Cap Growth Fund
∎	Flexible Cap Fund
∎	Concentrated Growth Fund
∎	Technology Opportunities Fund
∎	Mid Cap Growth Fund[6]
∎	Rising Dividend Growth Fund
∎	U.S. Equity ESG Fund
∎	Income Builder Fund

Tax-Advantaged Equity

∎	U.S. Tax-Managed Equity Fund
∎	International Tax-Managed Equity Fund
∎	U.S. Equity Dividend and Premium Fund
∎	International Equity Dividend and Premium Fund

Equity Insights

∎	Small Cap Equity Insights Fund
∎	U.S. Equity Insights Fund
∎	Small Cap Growth Insights Fund
∎	Large Cap Growth Insights Fund
∎	Large Cap Value Insights Fund
∎	Small Cap Value Insights Fund
∎	International Small Cap Insights Fund
∎	International Equity Insights Fund
∎	Emerging Markets Equity Insights Fund

Fundamental Equity International

∎	International Equity Income Fund
∎	International Equity ESG Fund
∎	China Equity Fund
∎	Emerging Markets Equity Fund
∎	ESG Emerging Markets Equity Fund

Alternative

∎	Clean Energy Income Fund
∎	Defensive Equity Fund
∎	Real Estate Securities Fund
∎	Commodity Strategy Fund
∎	Global Real Estate Securities Fund
∎	Absolute Return Tracker Fund
∎	Managed Futures Strategy Fund
∎	MLP Energy Infrastructure Fund
∎	Energy Infrastructure Fund
∎	Multi-Manager Alternatives Fund
∎	Global Infrastructure Fund

Total Portfolio Solutions

∎	Global Managed Beta Fund
∎	Multi-Manager Non-Core Fixed Income Fund
∎	Multi-Manager Global Equity Fund
∎	Multi-Manager International Equity Fund
∎	Tactical Tilt Overlay Fund
∎	Balanced Strategy Portfolio
∎	Multi-Manager U.S. Small Cap Equity Fund
∎	Multi-Manager Real Assets Strategy Fund
∎	Growth and Income Strategy Portfolio
∎	Growth Strategy Portfolio
∎	Dynamic Global Equity Fund
∎	Satellite Strategies Portfolio
∎	Enhanced Dividend Global Equity Portfolio
∎	Tax-Advantaged Global Equity Portfolio
∎	Strategic Factor Allocation Fund
∎	Strategic Volatility Premium Fund
∎	Target Date Retirement Portfolio
∎	Target Date 2025 Portfolio
∎	Target Date 2030 Portfolio
∎	Target Date 2035 Portfolio
∎	Target Date 2040 Portfolio
∎	Target Date 2045 Portfolio
∎	Target Date 2050 Portfolio
∎	Target Date 2055 Portfolio
∎	Target Date 2060 Portfolio
∎	GQG Partners International Opportunities Fund
[1]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[2]	You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[3]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[4]	Effective after the close of business on July 29, 2021, the Goldman Sachs Short Duration Income Fund was renamed the Goldman Sachs Short Duration Bond Fund.
[5]	Effective after the close of business on April 13, 2022, the Goldman Sachs Capital Growth Fund was renamed the Goldman Sachs Large Cap Core Fund.
[6]	Effective after the close of business on April 13, 2022, the Goldman Sachs Growth Opportunities Fund was renamed the Goldman Sachs Mid Cap Growth.
Financial Square FundsSM and Investor FundsSM are registered service marks of Goldman Sachs & Co. LLC.
*	This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES Jessica Palmer, Chair Dwight L. Bush Kathryn A. Cassidy John G. Chou Diana M. Daniels Eileen H. Dowling Joaquin Delgado James A. McNamara Roy W. Templin Gregory G. Weaver Paul C. Wirth	OFFICERS James A. McNamara, President Joseph F. DiMaria, Principal Financial Officer, Principal Accounting Officer and Treasurer Caroline L. Kraus, Secretary

GOLDMAN SACHS & CO. LLC Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Funds will file their portfolio holdings for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be made available on the SEC’s web site at http://www.sec.gov. Portfolio holdings information may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Fund holdings and allocations shown are unaudited, and may not be representative of current or future investments. Fund holdings and allocations may not include the Fund’s entire investment portfolio, which may change at any time. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the prospectus carefully before investing or sending money. The summary prospectus, if available, and the prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

© 2022 Goldman Sachs. All rights reserved. 281666-OTU-1622984 DOMINSSAR-22

Goldman Sachs Funds

Semi-Annual Report	April 30, 2022

Fundamental Equity International Funds
China Equity
Emerging Markets Equity
ESG Emerging Markets Equity
International Equity ESG
International Equity Income

Goldman Sachs Fundamental Equity International Funds

∎	CHINA EQUITY

∎	EMERGING MARKETS EQUITY

∎	ESG EMERGING MARKETS EQUITY

∎	INTERNATIONAL EQUITY ESG

∎	INTERNATIONAL EQUITY INCOME

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

MARKET REVIEW

Fundamental International Equity Funds

The following are highlights both of key factors affecting the international and emerging markets equity markets and of any key changes made to the Goldman Sachs Fundamental International Equity Funds (the “Funds”) during the six months ended April 30, 2022 (the “Reporting Period”). Attribution highlights are provided for those Funds that materially outperformed or underperformed their respective benchmark during the Reporting Period. A fuller review will appear in the Funds’ annual shareholder report covering the 12 months ended October 31, 2022.

Market and Economic Review

International Equities

•

Representing the developed international equity markets, the MSCI EAFE Index (net) returned -11.80% for the Reporting Period, underperforming the U.S. equity market, as represented by the -9.65% return of the S&P 500 Index.

•	As the Reporting Period began, international equity markets receded in November 2021 following a strong October.

•

The markets fell around fears that the new Omicron variant of COVID-19 would weigh on investor sentiment. Travel restrictions were re-imposed to curtail the variant’s spread, and lockdown measures were re-instituted in Europe. Japan’s equity market fell due to both inflation and supply-chain issues as well as concerns about the Omicron variant.

•	Persistently high inflation weighed on market sentiment as well.

•

Following the sell-off in November, international equities saw a strong rebound in December 2021, as the initial scare around the Omicron variant dissipated among studies showing its symptoms were less severe than prior variants. Also, value stocks outperformed growth stocks, which benefited international equities given their relatively high value/cyclical exposures.

•

During the first quarter of 2022, international equities fell, facing pressures from global concerns around rising inflation, planned interest rate hikes by the U.S. Federal Reserve (the “Fed”), rising bond yields, valuation concerns, and Russia’s invasion of Ukraine.

•

Major countries around the world took a public stance condemning Russia’s action and imposed various economic sanctions, including removal of Russian financial institutions from bank connectivity network SWIFT, banning transactions with the Russian central bank and halting trading of Russian securities. Such sanctions further boosted the price of crude oil in the global markets.

•	Driven by increased market volatility, the Fed signaled a slower than anticipated pace of monetary policy tightening while retaining a cautionary focus on rising inflation.

•	Hopes around the success of diplomatic talks and peaceful negotiations between Russia and Ukraine led to some market recovery toward the end of the quarter.

•

Still, beyond the broader concerns around the geopolitical crisis, the impact on commodity prices reinforced concerns around supply-side inflation and led markets to worry about a potential stagflation scenario—particularly in Europe. (Stagflation is characterized by slow economic growth and high inflation.) However, the corporate earnings season retained its overall strength.

•

Other macroeconomic uncertainties included those around regulation in China, the status of Chinese shares listed in the U.S., and slowing economic growth in China, all exacerbated by the imposition of lockdowns and manufacturing halts due to a rise in COVID-19 cases, leading, in turn, to further supply-chain issues.

•	International equities continued to sell off in April 2022.

•	Inflation continued to rise, and supply-chain issues worsened as China instituted lockdowns following a surge in COVID-19 cases.

1

MARKET REVIEW

•	More consumer-facing sectors, in particular, struggled, as they were negatively impacted by supply-chain disruptions and weak consumer confidence.

•

The best performing sector within the MSCI EAFE Index during the Reporting Period was energy, the only sector to post a positive total return for the Reporting Period. The weakest performing sectors were information technology, consumer discretionary and industrials.

•

The best performing country within the MSCI EAFE Index was Chile, the only constituent to post a positive total return for the Reporting Period. Other countries within the MSCI EAFE Index that performed comparatively well, albeit generating negative total returns, were the U.K., Australia, Norway and Hong Kong. The weakest performing countries during the Reporting Period were Poland, the Netherlands, Ireland, Austria and New Zealand.

Emerging Markets Equities

•

Representing the emerging markets equity markets, the MSCI Emerging Markets Index (net) returned -14.15% during the Reporting Period, underperforming both the U.S. equity market and the developed international equity markets overall.

•

As the Reporting Period began in November 2021, the MSCI Emerging Markets Index fell sharply, as the Omicron variant of COVID-19 spread across regions, dampening investor sentiment and leading to mixed outlooks for the global economic recovery.

•

In December 2021, emerging markets equity markets rose. Global economic data was encouraging despite market participants closely monitoring the implications of the spread of the Omicron variant, inflation remaining top of mind for investors, and China’s heightened regulations, mainly in the technology sector, weighing on sentiment.

•	The MSCI Emerging Markets Index fell in each of the first four months of 2022.

•

In January, both growing tensions between Russia and Ukraine and rising global borrowing costs worried investors. COVID-19 cases surged and hospitalizations rose, further dampening investor sentiment around an economic recovery across emerging markets.

•	In February, the Russia/Ukraine situation deteriorated sharply, with Russia launching a full-scale invasion, triggering a sell-off in emerging markets equities.

•	In March and April, the Russia/Ukraine war continued to drive a sell-off in emerging markets equities.

•	Additionally in April, as inflation loomed internationally, the acceleration in global food prices rivaled the move in oil prices, creating a new set of risks for the emerging markets.

•

The best performing sector within the MSCI Emerging Markets Index during the Reporting Period was utilities, the only sector to post a positive total return for the Reporting Period. The weakest performing sectors were consumer discretionary, health care and energy.

•

The best performing countries within the MSCI Emerging Markets Index during the Reporting Period were United Arab Emirates, Brazil, Saudi Arabia, Kuwait and Qatar—all oil exporting countries. The weakest performing countries during the Reporting Period were Hungary, Poland, China, Egypt and South Korea.

•

Of the largest emerging markets equity markets, the equity markets of China, Taiwan, India, Brazil and Saudi Arabia posted total returns for the Reporting Period of -25.05%, -9.22%, -2.93%, +20.59% and +19.80%, respectively.

•

The MSCI Russia Index declined 52.75% in February 2022, having been a top detractor from the MSCI Emerging Markets Index in prior months as well. Tensions with the U.S. rose, as the U.S. discussed potential sanctions on the country amid rumors of a potential invasion of Ukraine. Russia invaded Ukraine on February 24, 2022.

•

Effective March 9, 2022, MSCI Inc. removed Russian securities from the MSCI Emerging Market Index after deeming the Russian equity market “uninvestable” amidst Russia’s invasion of Ukraine. MSCI Inc. announced the MSCI Russia Indexes would be reclassified to “standalone markets” instead of “emerging markets” across all of MSCI’s indexes “at a price that is effectively zero.”

2

MARKET REVIEW

Fund Changes and Highlights

No material changes were made to the Funds during the Reporting Period.

Goldman Sachs Emerging Markets Equity Fund

•	The Fund underperformed its benchmark, the MSCI Emerging Markets Index (Net, USD, Unhedged), during the Reporting Period.

•	Stock selection overall detracted from the Fund’s performance during the Reporting Period, especially in the financials, communication services and information technology sectors.

•

Having an underweight to state-owned enterprises in general particularly dampened returns. (A state-owned enterprise is a legal entity that is created by a government in order to partake in commercial activities on the government’s behalf.)

•	From a country perspective, stock selection in Brazil, Taiwan, China and India detracted most during the Reporting Period.

Goldman Sachs ESG Emerging Markets Equity Fund

•	The Fund underperformed its benchmark, the MSCI Emerging Markets Index (Net, USD, Unhedged), during the Reporting Period.

•	Stock selection overall detracted from the Fund’s performance during the Reporting Period, especially in the financials, communication services and industrials sectors.

•

Having an underweight to state-owned enterprises in general particularly dampened returns. (A state-owned enterprise is a legal entity that is created by a government in order to partake in commercial activities on the government’s behalf.)

•	From a country perspective, stock selection in Brazil, Taiwan, China and India detracted most during the Reporting Period.

Goldman Sachs International Equity Income Fund

•	While posting disappointing absolute returns, the Fund outperformed its benchmark, the MSCI EAFE Index (Net, USD, Unhedged), on a relative basis during the Reporting Period.

•	Stock selection overall contributed positively to the Fund’s performance during the Reporting Period, especially in the health care and information technology sectors.

•	Having an underweight to the consumer discretionary sector, which underperformed the Fund’s benchmark during the Reporting Period, also added value.

•

From a country perspective, stock selection in and having an overweight to the U.K. boosted the Fund’s relative results as did stock selection in the Netherlands and Japan. Such positive contributors were partially offset by stock selection in Italy and having underweighted positions in Australia and Hong Kong, which detracted.

3

FUND BASICS

China Equity Fund

as of April 30, 2022

PERFORMANCE REVIEW

November 1, 2021–April 30, 2022	Fund Total Return (based on NAV)[1]	MSCI® China All Shares Index[2]
Class A	-29.56%	-23.79%
Class C	-29.84	-23.79
Institutional	-29.46	-23.79
Investor	-29.46	-23.79
Class R6	-29.45	-23.79
Class P	-29.44	-23.79

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The MSCI China All Shares Index (Net, USD, Unhedged) captures large- and mid-cap representation across China A Shares, B Shares, H Shares, Red Chips, P-Chips and foreign listings. The MSCI China All Shares Index (Net, USD, Unhedged) aims to reflect the opportunity set of China share classes listed in Hong Kong, Shanghai, Shenzhen and outside of China. MSCI uses withholding tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. The MSCI China All Shares Index (Net, USD, Unhedged) does not reflect any deductions of expenses associated with mutual funds such as management fees and other expenses.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

TOP TEN HOLDINGS AS OF 4/30/22[3,4,5]

Holding	% of Net Assets	Line of Business	Country
Tencent Holdings Ltd.	8.7%	Media & Entertainment	China
Alibaba Group Holding Ltd.	6.3	Retailing	China
Kweichow Moutai Co. Ltd., Class A	5.8	Food, Beverage & Tobacco	China
Meituan, Class B	4.7	Retailing	China
NetEase, Inc.	3.5	Media & Entertainment	China
Bank of Ningbo Co. Ltd., Class A	3.2	Banks	China
Contemporary Amperex Technology Co. Ltd., Class A	3.2	Capital Goods	China
China Merchants Bank Co. Ltd., Class H	3.1	Banks	China
China Mengniu Dairy Co. Ltd.	2.6	Food, Beverage & Tobacco	China
CITIC Securities Co. Ltd., Class H	2.1	Diversified Financials	China

[3]	The top 10 holdings may not be representative of the Fund’s future investments.

[4]	The line of business for each holding is reported at the industry or sub-industry level.

4

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[6]

As of April 30, 2022

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Underlying sector allocations of exchange traded funds and investment companies held by the Fund are not reflected in the graph above. Investments in the securities lending reinvestment vehicle represented 0.3% of the Fund’s net assets at April 30, 2022.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

5

FUND BASICS

Emerging Markets Equity Fund

as of April 30, 2022

PERFORMANCE REVIEW

November 1, 2021–April 30, 2022	Fund Total Return (based on NAV)[1]	MSCI® Emerging Markets Index[2]
Class A	-23.70%	-14.15%
Class C	-24.00	-14.15
Institutional	-23.60	-14.15
Service	-23.78	-14.15
Investor	-23.61	-14.15
Class R6	-23.59	-14.15
Class P	-23.57	-14.15

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The MSCI® Emerging Markets Index (Net, USD, Unhedged) is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. As of April 30, 2022 the MSCI® Emerging Markets Index consists of the following 24 emerging market country indexes: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Kuwait, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates. For this Index, the dividend is reinvested after deduction of withholding tax, applying the rate to nonresident individuals who do not benefit from double taxation treaties. MSCI Barra uses withholding tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. The MSCI Emerging Markets Index does not reflect any deductions of expenses associated with mutual funds such as management fees and other expenses. It is not possible to invest directly in an index.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

TOP TEN HOLDINGS AS OF 4/30/22[3,4]

Holding	% of Net Assets	Line of Business	Country

Taiwan Semiconductor Manufacturing Co. Ltd.	8.1%	Semiconductors & Semiconductor Equipment	Taiwan
Samsung Electronics Co. Ltd.	5.6	Technology Hardware & Equipment	South Korea
Tencent Holdings Ltd.	5.2	Media & Entertainment	China
iShares ESG Aware MSCI EM ETF	2.6	Exchange Traded Funds	United States
Bank Central Asia Tbk PT	1.9	Banks	Indonesia
Kweichow Moutai Co. Ltd., Class A	1.9	Food Products	China
China Merchants Bank Co. Ltd., Class H	1.8	Banks	China
Meituan, Class B	1.5	Retailing	China
Saudi National Bank (The)	1.5	Banks	Saudi Arabia
AIA Group Ltd.	1.5	Insurance	Hong Kong

[3]	The top 10 holdings may not be representative of the Fund’s future investments.

[4]	The line of business for each holding is reported at the industry or sub-industry level.

6

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[5]

As of April 30, 2022

[5]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Underlying sector allocations of exchange traded funds and investment companies held by the Fund are not reflected in the graph above. Investments in the securities lending reinvestment vehicle represented 1.7% of the Fund’s net assets at April 30, 2022.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

7

FUND BASICS

ESG Emerging Markets Equity Fund

as of April 30, 2022

PERFORMANCE REVIEW

November 1, 2021–April 30, 2022	Fund Total Return (based on NAV)[1]	MSCI® Emerging Markets Index[2]

Class A	-22.48%	-14.15%
Class C	-22.75	-14.15
Institutional	-22.34	-14.15
Investor	-22.38	-14.15
Class R6	-22.38	-14.15
Class R	-22.54	-14.15
Class P	-22.38	-14.15

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The MSCI® Emerging Markets Index (Net, USD, Unhedged) is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. As of April 30, 2022 the MSCI® Emerging Markets Index consists of the following 24 emerging market country indexes: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Kuwait, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates. For this Index, the dividend is reinvested after deduction of withholding tax, applying the rate to nonresident individuals who do not benefit from double taxation treaties. MSCI Barra uses withholding tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. The MSCI Emerging Markets Index does not reflect any deductions of expenses associated with mutual funds such as management fees and other expenses. It is not possible to invest directly in an index.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

TOP TEN HOLDINGS AS OF 4/30/22[3,4]

Holding	% of Net Assets	Line of Business	Country

Taiwan Semiconductor Manufacturing Co. Ltd.	8.9%	Semiconductors & Semiconductor Equipment	Taiwan
Tencent Holdings Ltd.	6.1	Media & Entertainment	China
Samsung Electronics Co. Ltd.	5.9	Technology Hardware & Equipment	South Korea
MediaTek, Inc.	2.3	Semiconductors & Semiconductor Equipment	Taiwan
Bank Central Asia Tbk PT	2.2	Banks	Indonesia
China Merchants Bank Co. Ltd., Class H	2.2	Banks	China
AIA Group Ltd.	2.1	Insurance	Hong Kong
Infosys Ltd. ADR	2.0	Software & Services	India
Wal-Mart de Mexico SAB de CV	1.9	Food & Staples Retailing	Mexico
MercadoLibre, Inc.	1.8	Retailing	Brazil

[3]	The top 10 holdings may not be representative of the Fund’s future investments.
[4]	The line of business for each holding is reported at the industry or sub-industry level.

8

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[5]

As of April 30, 2022

[5]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

9

FUND BASICS

International Equity ESG Fund

as of April 30, 2022

PERFORMANCE REVIEW

November 1, 2021–April 30, 2022	Fund Total Return (based on NAV)[1]	MSCI® EAFE Index[2]

Class A	-14.36%	-11.80%
Class C	-14.69	-11.80
Institutional	-14.20	-11.80
Service	-14.41	-11.80
Investor	-14.24	-11.80
Class R6	-14.21	-11.80
Class P	-14.22	-11.80

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The MSCI® EAFE Index is a market capitalization-weighted composite of securities in 21 developed markets. The MSCI® EAFE Index approximates the minimum possible dividend reinvestment. The dividend is reinvested after deduction for withholding tax, applying the rate to non-resident individuals who do not benefit from double taxation treaties. MSCI® Inc. uses withholding tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. The MSCI® EAFE Index is unmanaged and the figures for the MSCI® EAFE Index do not include any deduction for fees or expenses. It is not possible to invest directly in an index.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

TOP TEN HOLDINGS AS OF 4/30/22[3,4]

Holding	% of Net Assets	Line of Business	Country

Iberdrola SA	5.0%	Utilities	Spain

Rentokil Initial PLC	4.4	Commercial & Professional Services	United Kingdom

Zurich Insurance Group AG	4.2	Insurance	Switzerland

Schneider Electric SE	4.0	Capital Goods	United States

Novo Nordisk A/S, Class B	3.8	Pharmaceuticals, Biotechnology & Life Sciences	Denmark

AstraZeneca PLC	3.8	Pharmaceuticals, Biotechnology & Life Sciences	United Kingdom

Neste OYJ	3.6	Energy	Finland

ORIX Corp.	3.5	Diversified Financials	Japan

BNP Paribas SA	3.5	Banks	France
Reckitt Benckiser Group PLC	3.4	Household & Personal Products	United Kingdom

[3]	The top 10 holdings may not be representative of the Fund’s future investments.

[4]	The line of business for each holding is reported at the industry or sub-industry level.

10

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[5]

As of April 30, 2022

[5]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Underlying sector allocations of exchange traded funds and investment companies held by the Fund are not reflected in the graph above. Investments in the securities lending reinvestment vehicle represented 5.7% of the Fund’s net assets at April 30, 2022.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

11

FUND BASICS

International Equity Income Fund

as of April 30, 2022

PERFORMANCE REVIEW

November 1, 2021–April 30, 2022	Fund Total Return (based on NAV)[1]	MSCI® EAFE Index[2]

Class A	-4.64%	-11.80%
Class C	-4.95	-11.80
Institutional	-4.47	-11.80
Investor	-4.44	-11.80
Class R6	-4.47	-11.80
Class R	-4.73	-11.80
Class P	-4.48	-11.80

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The MSCI® EAFE Index is a market capitalization-weighted composite of securities in 21 developed markets. The MSCI® EAFE Index approximates the minimum possible dividend reinvestment. The dividend is reinvested after deduction for withholding tax, applying the rate to non-resident individuals who do not benefit from double taxation treaties. MSCI® Inc. uses withholding tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. The MSCI® EAFE Index is unmanaged and the figures for the MSCI® EAFE Index do not include any deduction for fees or expenses. It is not possible to invest directly in an index.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

TOP TEN HOLDINGS AS OF 4/30/22[3,4]

Holding	% of Net Assets	Line of Business	Country

Zurich Insurance Group AG	4.3%	Insurance	Switzerland
AstraZeneca PLC	3.8	Pharmaceuticals, Biotechnology & Life Sciences	United Kingdom
Sanofi	3.8	Pharmaceuticals, Biotechnology & Life Sciences	France
Roche Holding AG	3.7	Pharmaceuticals, Biotechnology & Life Sciences	Switzerland
Nestle SA (Registered)	3.4	Food Products	Switzerland
Taiwan Semiconductor Manufacturing Co. Ltd.	3.4	Semiconductors & Semiconductor Equipment	Taiwan
Rio Tinto PLC	3.3	Materials	Australia
Iberdrola SA	3.3	Utilities	Spain
Coca-Cola Europacific Partners PLC	3.2	Food, Beverage & Tobacco	United Kingdom
HSBC Holdings PLC	3.2	Banks	United Kingdom

[3]	The top 10 holdings may not be representative of the Fund’s future investments.

[4]	The line of business for each holding is reported at the industry or sub-industry level.

12

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[5]

As of April 30, 2022

[5]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Underlying sector allocations of exchange traded funds and investment companies held by the Fund are not reflected in the graph above.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

13

GOLDMAN SACHS CHINA EQUITY FUND

Schedule of Investments

April 30, 2022 (Unaudited)

Shares	Description	Value

Common Stocks – 98.4%
China – 92.7%
498,076	Alibaba Group Holding Ltd. (Retailing)*	$6,075,376
50,800	ANTA Sports Products Ltd. (Consumer Durables & Apparel)	583,819
3,500	Baidu, Inc. ADR (Media & Entertainment)*	434,595
107,550	Baidu, Inc., Class A (Media & Entertainment)*	1,714,747
577,341	Bank of Ningbo Co. Ltd., Class A (Banks)	3,126,722
626,896	Baoshan Iron & Steel Co. Ltd., Class A (Materials)	604,840
76,100	Beijing Easpring Material Technology Co. Ltd., Class A (Materials)	756,034
112,900	Budweiser Brewing Co. APAC Ltd. (Food, Beverage & Tobacco)(a)	280,917
25,400	CanSino Biologics, Inc., Class H (Pharmaceuticals, Biotechnology & Life Sciences)*(a)	269,519
494,000	China Feihe Ltd. (Food, Beverage & Tobacco)(a)	469,679
469,000	China Mengniu Dairy Co. Ltd. (Food, Beverage & Tobacco)*	2,531,203
97,700	China Merchants Bank Co. Ltd., Class A (Banks)	583,826
500,500	China Merchants Bank Co. Ltd., Class H (Banks)	3,016,639
109,600	China Vanke Co. Ltd., Class A (Real Estate)	319,219
285,200	China Vanke Co. Ltd., Class H (Real Estate)	672,502
104,700	China Yangtze Power Co. Ltd., Class A (Utilities)	356,795
3,345,500	CIFI Holdings Group Co. Ltd. (Real Estate)	1,609,245
935,500	CITIC Securities Co. Ltd., Class H (Diversified Financials)	2,055,419
50,998	Contemporary Amperex Technology Co. Ltd., Class A (Capital Goods)	3,090,897
236,976	East Money Information Co. Ltd., Class A (Diversified Financials)	801,109
54,500	Ecovacs Robotics Co. Ltd., Class A (Consumer Durables & Apparel)	877,485
29,200	ENN Energy Holdings Ltd. (Utilities)	391,136
887,766	Focus Media Information Technology Co. Ltd., Class A (Media & Entertainment)	772,912
69,800	Ganfeng Lithium Co. Ltd., Class H (Materials)(a)	835,452
227,674	Hangzhou Robam Appliances Co. Ltd., Class A (Consumer Durables & Apparel)	1,051,246
58,600	Hangzhou Tigermed Consulting Co. Ltd., Class H (Pharmaceuticals, Biotechnology & Life Sciences)(a)	567,921
14,000	Helens International Holdings Co. Ltd. (Consumer Services)*	19,264

Shares	Description	Value

Common Stocks – (continued)
China – (continued)
129,710	Hongfa Technology Co. Ltd., Class A (Capital Goods)*	$938,136
38,246	Huazhu Group Ltd. ADR (Consumer Services)	1,156,559
539,000	Jiumaojiu International Holdings Ltd. (Consumer Services)(a)	1,185,844
110,828	Juewei Food Co. Ltd., Class A (Food, Beverage & Tobacco)	727,574
503,000	Kingdee International Software Group Co. Ltd. (Software & Services)*	1,026,419
20,419	Kweichow Moutai Co. Ltd., Class A (Food, Beverage & Tobacco)	5,604,936
132,400	Li Auto, Inc., Class A (Automobiles & Components)*	1,547,378
122,000	Li Ning Co. Ltd. (Consumer Durables & Apparel)	950,889
228,674	Luxshare Precision Industry Co. Ltd., Class A (Technology Hardware & Equipment)	1,051,354
213,700	Meituan, Class B (Retailing)*(a)	4,578,823
44,000	Midea Group Co. Ltd., Class A (Consumer Durables & Apparel)	374,400
534,000	Minth Group Ltd. (Automobiles & Components)	1,258,215
176,485	NetEase, Inc. (Media & Entertainment)	3,380,620
342,760	Ping An Bank Co. Ltd., Class A (Banks)	785,537
228,500	Ping An Insurance Group Co. of China Ltd., Class H (Insurance)	1,444,284
47,915	Qingdao Haier Biomedical Co. Ltd., Class A (Health Care Equipment & Services)	464,017
96,500	SF Holding Co. Ltd., Class A (Transportation)*	739,964
21,300	SG Micro Corp., Class A (Semiconductors & Semiconductor Equipment)	885,203
62,800	Shandong Hualu Hengsheng Chemical Co. Ltd., Class A (Materials)	282,891
14,200	Shanghai Putailai New Energy Technology Co. Ltd., Class A (Materials)*	249,775
192,978	Shenzhen Inovance Technology Co. Ltd., Class A (Capital Goods)	1,658,159
39,200	Shenzhen Kangtai Biological Products Co. Ltd., Class A (Pharmaceuticals, Biotechnology & Life Sciences)	380,033
24,900	Shenzhen Mindray Bio-Medical Electronics Co. Ltd., Class A (Health Care Equipment & Services)	1,167,195
58,900	Shenzhou International Group Holdings Ltd. (Consumer Durables & Apparel)	799,212
116,912	Sungrow Power Supply Co. Ltd., Class A (Capital Goods)	1,096,414
81,700	Sunny Optical Technology Group Co. Ltd. (Technology Hardware & Equipment)	1,190,687

14	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CHINA EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)
China – (continued)
178,300	Tencent Holdings Ltd. (Media & Entertainment)	$8,402,367
222,000	Tsingtao Brewery Co. Ltd., Class H (Food, Beverage & Tobacco)	1,797,348
58,100	Wanhua Chemical Group Co. Ltd., Class A (Materials)	675,906
742,000	Weimob, Inc. (Software & Services)*(a)(b)	434,826
28,532	Will Semiconductor Co. Ltd., Class A (Semiconductors & Semiconductor Equipment)	637,882
85,328	WuXi AppTec Co. Ltd., Class H (Pharmaceuticals, Biotechnology & Life Sciences)(a)	1,160,614
207,500	Wuxi Biologics Cayman, Inc. (Pharmaceuticals, Biotechnology & Life Sciences)*(a)	1,531,519
109,646	XPeng, Inc., Class A (Automobiles & Components)*	1,362,438
296,678	Yantai Jereh Oilfield Services Group Co. Ltd., Class A (Energy)	1,373,664
478,370	Yunnan Aluminium Co. Ltd., Class A (Materials)*	741,604
42,720	Yunnan Energy New Material Co. Ltd., Class A (Materials)*	1,289,953
224,419	Zhejiang Sanhua Intelligent Controls Co. Ltd., Class A (Capital Goods)	559,964
39,149	ZTO Express Cayman, Inc. ADR (Transportation)	1,076,989

		89,838,110

Hong Kong – 4.5%
121,000	AIA Group Ltd. (Insurance)	1,188,675
70,300	ASM Pacific Technology Ltd. (Semiconductors & Semiconductor Equipment)	708,469
18,001	Hong Kong Exchanges & Clearing Ltd. (Diversified Financials)	763,584
2,042,500	Sino Biopharmaceutical Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	1,071,356
49,500	Techtronic Industries Co. Ltd. (Capital Goods)	660,731

		4,392,815

Taiwan – 1.2%
43,000	MediaTek, Inc. (Semiconductors & Semiconductor Equipment)	1,185,424

TOTAL COMMON STOCKS
(Cost $112,860,367)		$95,416,349

Shares	Dividend Rate	Value

Investment Company – 1.4%(c)
Goldman Sachs Financial Square Government Fund – Institutional Shares
1,321,208	0.317%	$1,321,208
(Cost $1,321,208)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $114,181,575)		$96,737,557

Securities Lending Reinvestment Vehicle – 0.3%(c)
Goldman Sachs Financial Square Government Fund – Institutional Shares
259,000	0.317%	$259,000
(Cost $259,000)

TOTAL INVESTMENTS – 100.1%
(Cost $114,440,575)		$96,996,557

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.1)%		(42,098)

NET ASSETS – 100.0%		$96,954,459

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(b)	All or a portion of security is on loan.

(c)	Represents an affiliated issuer.

Investment Abbreviations:
ADR	—American Depositary Receipt

Sector Name	% of Market Value
Consumer Discretionary	22.5%
Communication Services	15.1
Financials	14.2
Consumer Staples	11.8
Industrials	10.1
Information Technology	7.3
Health Care	6.8
Materials	5.6
Real Estate	2.7
Energy	1.4
Investment Company	1.4
Utilities	0.8
Securities Lending Reinvestment Vehicle	0.3

TOTAL INVESTMENTS	100.0%

The accompanying notes are an integral part of these financial statements.	15

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

Schedule of Investments

April 30, 2022 (Unaudited)

Shares	Description	Value

Common Stocks – 96.2%
Brazil – 3.9%
10,721,261	Aeris Industria E Comercio De Equipamentos Para Geracao De Energia SA (Capital Goods)	$10,582,582
425,342	Banco Bradesco SA ADR (Banks)	1,531,231
1,261,925	Blau Farmaceutica SA (Pharmaceuticals, Biotechnology & Life Sciences)	6,355,633
5,352,224	Boa Vista Servicos SA (Commercial & Professional Services)	8,693,122
11,954,979	Caixa Seguridade Participacoes SA (Insurance)	18,957,925
12,545,300	Hapvida Participacoes e Investimentos SA (Health Care Equipment & Services)(a)	22,253,923
3,318,607	Locaweb Servicos de Internet SA (Software & Services)*(a)	4,812,834
36,022	MercadoLibre, Inc. (Retailing)*	35,072,100
523,231	Pagseguro Digital Ltd., Class A (Software & Services)*	7,696,728
2,259,386	Rede D’Or Sao Luiz SA (Health Care Equipment & Services)(a)	16,785,616
1,650,900	Sao Martinho SA (Food, Beverage & Tobacco)	15,497,380

		148,239,074

China – 26.8%
480,318	Alibaba Group Holding Ltd. ADR (Retailing)*	46,634,075
3,579,756	Alibaba Group Holding Ltd. (Retailing)*	43,664,751
1,901,800	ANTA Sports Products Ltd. (Consumer Durables & Apparel)	21,856,427
353,534	Baidu, Inc. ADR (Media & Entertainment)*	43,898,317
1,754,003	Beijing Easpring Material Technology Co. Ltd., Class A (Materials)	17,425,559
5,613,600	Budweiser Brewing Co. APAC Ltd. (Food, Beverage & Tobacco)(a)	13,967,745
15,444,000	China Feihe Ltd. (Food, Beverage & Tobacco)(a)	14,683,662
7,094,000	China Mengniu Dairy Co. Ltd. (Food, Beverage & Tobacco)*	38,286,474
10,996,000	China Merchants Bank Co. Ltd., Class H (Banks)	66,275,644
440,368	Contemporary Amperex Technology Co. Ltd., Class A (Capital Goods)	26,689,916
862,267	Ecovacs Robotics Co. Ltd., Class A (Consumer Durables & Apparel)	13,883,047
3,420,200	ENN Energy Holdings Ltd. (Utilities)	45,813,839
4,096,884	Hangzhou Robam Appliances Co. Ltd., Class A (Consumer Durables & Apparel)	18,916,673

Common Stocks – (continued)
China – (continued)
5,758,000	Jiumaojiu International Holdings Ltd. (Consumer Services)(a)(b)	12,668,067
256,178	Kweichow Moutai Co. Ltd., Class A (Food, Beverage & Tobacco)	70,319,864
4,111,311	Luxshare Precision Industry Co. Ltd., Class A (Technology Hardware & Equipment)	18,902,206
2,725,700	Meituan, Class B (Retailing)*(a)	58,401,956
5,694,000	Minth Group Ltd. (Automobiles & Components)	13,416,243
6,016,500	Ping An Insurance Group Co. of China Ltd., Class H (Insurance)	38,028,606
775,500	Ping An Insurance Group Co. of China Ltd., Class H (Insurance)	5,005,354
1,050,414	Qingdao Haier Biomedical Co. Ltd., Class A (Health Care Equipment & Services)	10,172,380
3,138,838	SF Holding Co. Ltd., Class A (Transportation)*	24,068,664
4,624,600	Shandong Hualu Hengsheng Chemical Co. Ltd., Class A (Materials)	20,832,108
1,770,100	Shenzhou International Group Holdings Ltd. (Consumer Durables & Apparel)	24,018,430
236,497	Silergy Corp. (Semiconductors & Semiconductor Equipment)	21,055,911
1,548,870	Sungrow Power Supply Co. Ltd., Class A (Capital Goods)	14,525,478
1,313,400	Sunny Optical Technology Group Co. Ltd. (Technology Hardware & Equipment)	19,141,343
4,207,200	Tencent Holdings Ltd. (Media & Entertainment)	198,263,817
1,634,794	WuXi AppTec Co. Ltd., Class H (Pharmaceuticals, Biotechnology & Life Sciences)(a)	22,236,136
13,028,392	Yunnan Aluminium Co. Ltd., Class A (Materials)*	20,197,552
5,742,003	Zhejiang Sanhua Intelligent Controls Co. Ltd., Class A (Capital Goods)	14,327,282

		1,017,577,526

Egypt – 0.9%
10,032,146	Commercial International Bank Egypt SAE (Banks)	24,221,980
9,117,564	E-Finance for Digital & Financial Investments (Software & Services)	8,595,246

		32,817,226

Greece – 1.2%
1,336,217	Hellenic Exchanges – Athens Stock Exchange SA (Diversified Financials)	5,244,881

16	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)
Greece – (continued)
1,191,399	JUMBO SA (Retailing)	$19,310,047
2,330,211	National Bank of Greece SA (Banks)*	9,242,730
1,557,836	Sarantis SA (Household & Personal Products)	11,908,777

		45,706,435

Hong Kong – 3.5%
5,658,200	AIA Group Ltd. (Insurance)	55,584,796
788,413	Hong Kong Exchanges & Clearing Ltd. (Diversified Financials)	33,443,672
40,137,500	Sino Biopharmaceutical Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	21,053,395
1,646,500	Techtronic Industries Co. Ltd. (Capital Goods)	21,977,656

		132,059,519

Hungary – 0.5%
585,129	OTP Bank Nyrt (Banks)*	17,454,072

India – 15.4%
515,099	Amber Enterprises India Ltd. (Consumer Durables & Apparel)*	24,847,083
432,392	Avenue Supermarts Ltd. (Food & Staples Retailing)*(a)	22,149,367
529,897	Cartrade Tech Ltd. (Retailing)*	4,461,711
253,349	Coforge Ltd. (Software & Services)	13,770,141
652,062	Computer Age Management Services Ltd. (Software & Services)	20,938,474
3,918,077	Crompton Greaves Consumer Electricals Ltd. (Consumer Durables & Apparel)	19,614,026
694,240	FSN E-Commerce Ventures Ltd. (Retailing)*	15,200,415
1,678,949	Godrej Properties Ltd. (Real Estate)*	34,148,179
5,514,888	ICICI Bank Ltd. (Banks)	53,015,000
1,323,817	ICICI Lombard General Insurance Co. Ltd. (Insurance)(a)	22,004,463
308,729	Info Edge India Ltd. (Media & Entertainment)	18,604,120
2,629,988	Infosys Ltd. (Software & Services)	53,302,484
1,367,448	Kotak Mahindra Bank Ltd. (Banks)	31,711,314
663,903	Navin Fluorine International Ltd. (Materials)	33,929,467
710,167	Reliance Industries Ltd. (Energy)	25,731,095
1,148,289	Route Mobile Ltd. (Software & Services)	24,367,401
1,428,231	SBI Life Insurance Co. Ltd. (Insurance)(a)	20,513,231
2,819,045	Sona Blw Precision Forgings Ltd. (Automobiles & Components)(a)	23,157,543
2,370,134	Sun Pharmaceutical Industries Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	28,650,151

Common Stocks – (continued)
India – (continued)
3,186,877	Tata Consumer Products Ltd. (Food, Beverage & Tobacco)	34,147,394
399,315	TeamLease Services Ltd. (Commercial & Professional Services)*	20,130,394
3,318,645	Wipro Ltd. (Software & Services)	21,804,796
20,552,469	Zomato Ltd. (Retailing)*	19,059,271

		585,257,520

Indonesia – 3.8%
68,286,100	Bank BTPN Syariah Tbk PT (Banks)*	16,214,388
129,939,200	Bank Central Asia Tbk PT (Banks)	72,879,207
224,029,600	BFI Finance Indonesia Tbk PT (Diversified Financials)	19,857,766
43,002,100	Cisarua Mountain Dairy PT TBK (Food, Beverage & Tobacco)*	12,132,068
30,019,800	Map Aktif Adiperkasa PT (Retailing)*	6,361,954
300,456,400	Pakuwon Jati Tbk PT (Real Estate)*	11,589,602
11,075,111	Semen Indonesia Persero Tbk PT (Materials)	4,887,120

		143,922,105

Mexico – 4.0%
6,397,499	Arca Continental SAB de CV (Food, Beverage & Tobacco)	40,595,504
8,844,800	Banco del Bajio SA (Banks)(a)	21,758,212
8,732,750	Gentera SAB de CV (Diversified Financials)*	6,782,843
15,124,399	Kimberly-Clark de Mexico SAB de CV, Class A (Household & Personal Products)	21,115,533
7,165,632	Prologis Property Mexico SA de CV REIT (Real Estate)	19,232,189
12,370,800	Wal-Mart de Mexico SAB de CV (Food & Staples Retailing)	43,744,735

		153,229,016

Philippines – 1.0%
6,337,700	Del Monte Pacific Ltd. (Food, Beverage & Tobacco)	1,741,441
3,546,140	Jollibee Foods Corp. (Consumer Services)	14,567,424
86,614,400	Monde Nissin Corp. (Food, Beverage & Tobacco)*(a)	21,535,388

		37,844,253

Poland – 0.7%
435,215	Dino Polska SA (Food & Staples Retailing)*(a)	28,154,845

Russia – %
10,483,256	Detsky Mir PJSC (Retailing)(a)(c)	—

The accompanying notes are an integral part of these financial statements.	17

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

Schedule of Investments (continued)

April 30, 2022 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Russia – (continued)
2,495,750	Renaissance Insurance Group JSC (Insurance)*(c)	$—
4,327,745	Sberbank of Russia PJSC (Banks)(c)	—
15,182	TCS Group Holding PLC GDR (Banks)*(c)	—
740,821	United Medical Group CY PLC GDR (Health Care Equipment & Services)(c)	—

		—

Saudi Arabia – 4.0%
1,457,418	Alinma Bank (Banks)	15,986,918
362,066	Leejam Sports Co. JSC (Consumer Services)	10,676,256
2,852,622	Saudi Arabian Oil Co. (Energy)(a)	34,088,224
2,770,581	Saudi National Bank (The) (Banks)	58,070,907
648,632	Saudi Tadawul Group Holding Co. (Diversified Financials)*	34,966,778

		153,789,083

Singapore – 0.7%
7,586,393	Nanofilm Technologies International Ltd. (Materials)	14,642,054
740,700	TDCX, Inc. ADR (Software & Services)*	10,258,695

		24,900,749

Slovenia – 0.3%
950,887	Nova Ljubljanska Banka dd GDR (Banks)	13,241,428

South Africa – 3.1%
1,122,547	Clicks Group Ltd. (Food & Staples Retailing)	22,093,402
2,147,687	JSE Ltd. (Diversified Financials)	15,095,346
2,489,749	Mr Price Group Ltd. (Retailing)	33,908,198
520,226	Santam Ltd. (Insurance)	9,623,152
11,115,591	Transaction Capital Ltd. (Diversified Financials)	35,551,591

		116,271,689

South Korea – 9.9%
411,116	Hankook Tire & Technology Co. Ltd. (Automobiles & Components)	11,283,805
724,593	KB Financial Group, Inc. (Banks)	33,711,047
363,763	LG Electronics, Inc. (Consumer Durables & Apparel)	32,944,946
170,456	NAVER Corp. (Media & Entertainment)	37,970,615
74,601	NCSoft Corp. (Media & Entertainment)	24,705,358
493,327	NHN KCP Corp. (Software & Services)*	8,110,376
179,250	Orion Corp. (Food, Beverage & Tobacco)	13,360,291

Common Stocks – (continued)
South Korea – (continued)
3,984,963	Samsung Electronics Co. Ltd. (Technology Hardware & Equipment)	212,372,933

		374,459,371

Taiwan – 12.4%
360,000	ASMedia Technology, Inc. (Semiconductors & Semiconductor Equipment)	16,943,380
3,278,814	Chailease Holding Co. Ltd. (Diversified Financials)	26,056,109
1,995,000	MediaTek, Inc. (Semiconductors & Semiconductor Equipment)	54,998,157
420,600	momo.com, Inc. (Retailing)	11,102,655
1,342,000	Nien Made Enterprise Co. Ltd. (Consumer Durables & Apparel)	14,134,417
16,918,883	Taiwan Semiconductor Manufacturing Co. Ltd. (Semiconductors & Semiconductor Equipment)	305,938,392
2,186,718	Tong Hsing Electronic Industries Ltd. (Technology Hardware & Equipment)	16,973,650
15,879,000	United Microelectronics Corp. (Semiconductors & Semiconductor Equipment)	25,225,207

		471,371,967

Thailand – 2.4%
15,857,200	Airports of Thailand PCL (Transportation)*	30,643,554
4,777,700	Kasikornbank PCL (Banks)	21,149,503
15,134,323	Ngern Tid Lor PCL (Diversified Financials)	16,157,178
5,072,600	PTT Exploration & Production PCL (Energy)	22,194,718

		90,144,953

United Arab Emirates – 1.1%
10,409,380	Abu Dhabi Commercial Bank PJSC (Banks)	28,774,964
7,998,212	Fertiglobe PLC (Materials)	12,078,564

		40,853,528

United States – 0.6%
9,858,000	Samsonite International SA (Consumer Durables & Apparel)*(a)	21,604,473

TOTAL COMMON STOCKS
(Cost $3,609,956,448)		$3,648,898,832

18	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

Shares	Description	Rate	Value

Preferred Stocks – 1.4%
Brazil – 1.4%
9,288,459	Banco Bradesco SA (Banks)	5.16%	$33,779,972
3,208,800	Gerdau SA (Materials)	11.19	18,153,528

TOTAL PREFERRED STOCKS
(Cost $61,498,424)			$51,933,500

Shares	Description	Value

Exchange-Traded Fund – 2.6%
United States – 2.6%
2,917,964	iShares ESG Aware MSCI EM ETF(b)
(Cost $105,981,335)		$100,173,704

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $3,777,436,207)		$3,801,006,036

Shares	Dividend Rate	Value

Securities Lending Reinvestment Vehicle – 1.8%(d)
Goldman Sachs Financial Square Government Fund – Institutional Shares
68,061,600	0.317%	$68,061,600
(Cost $68,061,600)

TOTAL INVESTMENTS – 102.0%
(Cost $3,845,497,807)		$3,869,067,636

LIABILITIES IN EXCESS OF OTHER ASSETS – (2.0)%		(74,897,089)

NET ASSETS – 100.0%		$3,794,170,547

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(b)	All or a portion of security is on loan.

(c)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.

(d)	Represents an affiliated issuer.

Investment Abbreviations:
ADR	—American Depositary Receipt
GDR	—Global Depositary Receipt
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

Sector Name	% of Market Value
Financials	22.8%
Information Technology	22.4
Consumer Discretionary	14.7
Consumer Staples	11.0
Communication Services	8.4
Industrials	4.4
Materials	3.7
Health Care	3.3
Exchange-Traded Fund	2.6
Energy	2.1
Real Estate	1.7
Utilities	1.2
Securities Lending Reinvestment Vehicle	1.7

TOTAL INVESTMENTS	100.0%

The accompanying notes are an integral part of these financial statements.	19

GOLDMAN SACHS ESG EMERGING MARKETS EQUITY FUND

Schedule of Investments

April 30, 2022 (Unaudited)

Shares	Description	Value

Common Stocks – 95.6%
Brazil – 6.2%
181,013	Aeris Industria E Comercio De Equipamentos Para Geracao De Energia SA (Capital Goods)	$178,672
219,302	Banco Bradesco SA ADR (Banks)	789,487
158,463	Caixa Seguridade Participacoes SA (Insurance)	251,287
143,600	Hapvida Participacoes e Investimentos SA (Health Care Equipment & Services)(a)	254,730
863	MercadoLibre, Inc. (Retailing)*	840,243
8,854	Pagseguro Digital Ltd., Class A (Software & Services)*	130,242
27,318	Rede D’Or Sao Luiz SA (Health Care Equipment & Services)(a)	202,953
20,200	Sao Martinho SA (Food, Beverage & Tobacco)	189,622

		2,837,236

China – 25.6%
46,080	Alibaba Group Holding Ltd. (Retailing)*	562,070
5,108	Alibaba Group Holding Ltd. ADR (Retailing)*	495,936
26,600	ANTA Sports Products Ltd. (Consumer Durables & Apparel)	305,700
4,556	Baidu, Inc. ADR (Media & Entertainment)*	565,718
209,000	China Feihe Ltd. (Food, Beverage & Tobacco)(a)	198,711
109,000	China Mengniu Dairy Co. Ltd. (Food, Beverage & Tobacco)*	588,275
165,000	China Merchants Bank Co. Ltd., Class H (Banks)	994,496
7,400	Contemporary Amperex Technology Co. Ltd., Class A (Capital Goods)	448,501
13,100	Ecovacs Robotics Co. Ltd., Class A (Consumer Durables & Apparel)	210,918
58,300	ENN Energy Holdings Ltd. (Utilities)	780,933
52,700	Hangzhou Robam Appliances Co. Ltd., Class A (Consumer Durables & Apparel)	243,333
45,600	Luxshare Precision Industry Co. Ltd., Class A (Technology Hardware & Equipment)	209,651
32,400	Meituan, Class B (Retailing)*(a)	694,216
103,000	Ping An Insurance Group Co. of China Ltd., Class H (Insurance)	651,034
11,340	Qingdao Haier Biomedical Co. Ltd., Class A (Health Care Equipment & Services)	109,818
28,900	SF Holding Co. Ltd., Class A (Transportation)*	221,606
37,200	Shandong Hualu Hengsheng Chemical Co. Ltd., Class A (Materials)	167,572
2,000	Silergy Corp. (Semiconductors & Semiconductor Equipment)	178,065

Common Stocks – (continued)
China – (continued)
23,000	Sungrow Power Supply Co. Ltd., Class A (Capital Goods)	215,697
21,600	Sunny Optical Technology Group Co. Ltd. (Technology Hardware & Equipment)	314,796
60,100	Tencent Holdings Ltd. (Media & Entertainment)	2,832,206
31,328	WuXi AppTec Co. Ltd., Class H (Pharmaceuticals, Biotechnology & Life Sciences)(a)	426,117
168,900	Yunnan Aluminium Co. Ltd., Class A (Materials)*	261,841
59,650	Zhejiang Sanhua Intelligent Controls Co. Ltd., Class A (Capital Goods)	148,837

		11,826,047

Egypt – 0.6%
124,393	Commercial International Bank Egypt SAE (Banks)	300,339

Greece – 1.2%
27,438	JUMBO SA (Retailing)	444,712
27,925	National Bank of Greece SA (Banks)*	110,764

		555,476

Hong Kong – 4.8%
100,400	AIA Group Ltd. (Insurance)	986,305
16,067	Hong Kong Exchanges & Clearing Ltd. (Diversified Financials)	681,546
459,000	Sino Biopharmaceutical Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	240,760
24,500	Techtronic Industries Co. Ltd. (Capital Goods)	327,029

		2,235,640

Hungary – 0.7%
10,549	OTP Bank Nyrt (Banks)*	314,671

India – 13.8%
5,686	Avenue Supermarts Ltd. (Food & Staples Retailing)*(a)	291,266
63,038	Crompton Greaves Consumer Electricals Ltd. (Consumer Durables & Apparel)	315,570
10,974	FSN E-Commerce Ventures Ltd. (Retailing)*	240,276
10,460	Godrej Properties Ltd. (Real Estate)*	212,746
68,549	ICICI Bank Ltd. (Banks)	658,966
27,165	ICICI Lombard General Insurance Co. Ltd. (Insurance)(a)	451,536
5,841	Info Edge India Ltd. (Media & Entertainment)	351,981
47,365	Infosys Ltd. ADR (Software & Services)	941,143
21,982	Kotak Mahindra Bank Ltd. (Banks)	509,766

20	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ESG EMERGING MARKETS EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)
India – (continued)
21,931	SBI Life Insurance Co. Ltd. (Insurance)(a)	$314,988
28,791	Sona Blw Precision Forgings Ltd. (Automobiles & Components)(a)	236,509
22,837	Sun Pharmaceutical Industries Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	276,053
75,408	Tata Consumer Products Ltd. (Food, Beverage & Tobacco)	807,997
64,689	Wipro Ltd. (Software & Services)	425,032
339,346	Zomato Ltd. (Retailing)*	314,692

		6,348,521

Indonesia – 2.8%
1,155,400	Bank BTPN Syariah Tbk PT (Banks)*	274,347
1,806,100	Bank Central Asia Tbk PT (Banks)	1,012,990

		1,287,337

Mexico – 5.0%
96,699	Arca Continental SAB de CV (Food, Beverage & Tobacco)	613,606
133,900	Banco del Bajio SA (Banks)(a)	329,394
202,765	Kimberly-Clark de Mexico SAB de CV, Class A (Household & Personal Products)	283,085
85,872	Prologis Property Mexico SA de CV REIT (Real Estate)	230,476
246,000	Wal-Mart de Mexico SAB de CV (Food & Staples Retailing)	869,888

		2,326,449

Philippines – 0.8%
22,020	Jollibee Foods Corp. (Consumer Services)	90,458
1,038,100	Monde Nissin Corp. (Food, Beverage & Tobacco)*(a)	258,108

		348,566

Russia – 0.0%
96,162	Detsky Mir PJSC (Retailing)(a)(b)	—
16,753	Renaissance Insurance Group JSC (Insurance)*(b)	—
139	TCS Group Holding PLC GDR (Banks)*(b)	—

		—

Saudi Arabia – 3.2%
21,948	Alinma Bank (Banks)	240,755
38,091	Saudi National Bank (The) (Banks)	798,381
7,926	Saudi Tadawul Group Holding Co. (Diversified Financials)*	427,279

		1,466,415

South Africa – 4.2%
36,676	Clicks Group Ltd. (Food & Staples Retailing)	721,838

Common Stocks – (continued)
South Africa – (continued)
40,535	Mr Price Group Ltd. (Retailing)	552,051
11,764	Santam Ltd. (Insurance)	217,611
138,085	Transaction Capital Ltd. (Diversified Financials)	441,645

		1,933,145

South Korea – 10.2%
8,268	KB Financial Group, Inc. (Banks)	384,661
6,325	LG Electronics, Inc. (Consumer Durables & Apparel)	572,837
2,695	NAVER Corp. (Media & Entertainment)	600,336
853	NCSoft Corp. (Media & Entertainment)	282,485
2,159	Orion Corp. (Food, Beverage & Tobacco)	160,920
51,150	Samsung Electronics Co. Ltd. (Technology Hardware & Equipment)	2,725,966

		4,727,205

Taiwan – 13.7%
64,362	Chailease Holding Co. Ltd. (Diversified Financials)	511,472
38,000	MediaTek, Inc. (Semiconductors & Semiconductor Equipment)	1,047,584
22,000	Nien Made Enterprise Co. Ltd. (Consumer Durables & Apparel)	231,712
228,000	Taiwan Semiconductor Manufacturing Co. Ltd. (Semiconductors & Semiconductor Equipment)	4,122,846
256,000	United Microelectronics Corp. (Semiconductors & Semiconductor Equipment)	406,679

		6,320,293

Thailand – 1.5%
196,000	Airports of Thailand PCL (Transportation)*	378,764
67,700	Kasikornbank PCL (Banks)	299,688

		678,452

United Arab Emirates – 1.3%
162,767	Abu Dhabi Commercial Bank PJSC (Banks)	449,941
95,617	Fertiglobe PLC (Materials)	144,397

		594,338

TOTAL COMMON STOCKS
(Cost $51,304,543)		$44,100,130

Shares	Description	Rate	Value

Preferred Stock – 0.5%
Brazil – 0.5%
38,800	Gerdau SA (Materials)	11.19%	$219,508
(Cost $232,937)

The accompanying notes are an integral part of these financial statements.	21

GOLDMAN SACHS ESG EMERGING MARKETS EQUITY FUND

Schedule of Investments (continued)

April 30, 2022 (Unaudited)

Shares	Dividend Rate	Value

Investment Company – 2.0%(c)
Goldman Sachs Financial Square Government Fund – Institutional Shares
900,774	0.317%	$900,774
(Cost $900,774)

TOTAL INVESTMENTS – 98.1%
(Cost $52,438,254)		$45,220,412

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.9%		888,731

NET ASSETS – 100.0%		$46,109,143

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(b)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.

(c)	Represents an affiliated issuer.

Investment Abbreviations:
ADR	—American Depositary Receipt
GDR	—Global Depositary Receipt
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

Sector Name	% of Market Value
Financials	27.4%
Information Technology	23.2
Consumer Discretionary	14.1
Consumer Staples	11.0
Communication Services	10.3
Industrials	4.2
Health Care	3.3
Investment Company	2.0
Materials	1.8
Utilities	1.7
Real Estate	1.0

TOTAL INVESTMENTS	100.0%

22	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY ESG FUND

Schedule of Investments

April 30, 2022 (Unaudited)

Shares	Description	Value

Common Stocks – 98.4%
Denmark – 3.8%
172,516	Novo Nordisk A/S, Class B (Pharmaceuticals, Biotechnology & Life Sciences)	$19,705,862

Finland – 3.6%
434,952	Neste OYJ (Energy)	18,663,281

France – 9.7%
347,868	BNP Paribas SA (Banks)	18,037,443
670,331	Klepierre SA REIT (Real Estate)*	16,044,812
162,206	Vinci SA (Capital Goods)(a)	15,739,477

		49,821,732

Germany – 2.8%
498,417	Infineon Technologies AG (Semiconductors & Semiconductor Equipment)	14,146,683

Japan – 15.5%
136,200	Hoya Corp. (Health Care Equipment & Services)	13,516,779
33,400	Keyence Corp. (Technology Hardware & Equipment)	13,426,942
153,200	Nidec Corp. (Capital Goods)	9,904,243
998,500	ORIX Corp. (Diversified Financials)	18,211,613
198,900	Shiseido Co. Ltd. (Household & Personal Products)	9,402,291
537,373	Takeda Pharmaceutical Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	15,592,708

		80,054,576

Netherlands – 5.0%
216,154	Aalberts NV (Capital Goods)	10,503,420
90,544	Koninklijke DSM NV (Materials)	15,221,320

		25,724,740

Singapore – 2.5%
533,480	DBS Group Holdings Ltd. (Banks)	12,942,562

Spain – 13.0%
252,505	Amadeus IT Group SA (Software & Services)*	15,822,705
1,887,599	Banco Bilbao Vizcaya Argentaria SA (Banks)(a)	9,904,707
337,641	Cellnex Telecom SA (Telecommunication Services)*(b)	15,737,554
2,219,425	Iberdrola SA (Utilities)	25,502,978

		66,967,944

Sweden – 2.0%
778,169	Hexagon AB, Class B (Technology Hardware & Equipment)*(a)	10,040,661

Switzerland – 4.2%
47,241	Zurich Insurance Group AG (Insurance)	21,507,407

Common Stocks – (continued)
Taiwan – 2.3%
129,874	Taiwan Semiconductor Manufacturing Co. Ltd. ADR (Semiconductors & Semiconductor Equipment)	12,069,191

United Kingdom – 24.6%
146,782	AstraZeneca PLC (Pharmaceuticals, Biotechnology & Life Sciences)	19,586,778
481,394	Compass Group PLC (Consumer Services)	10,158,308
3,836,759	DS Smith PLC (Materials)	15,766,274
425,564	Experian PLC (Commercial & Professional Services)	14,696,582
537,771	Farfetch Ltd., Class A (Retailing)*	6,023,035
1,399,824	Informa PLC (Media & Entertainment)*	9,930,215
161,277	InterContinental Hotels Group PLC (Consumer Services)	10,295,884
227,424	Reckitt Benckiser Group PLC (Household & Personal Products)	17,735,803
3,260,445	Rentokil Initial PLC (Commercial & Professional Services)	22,393,631

		126,586,510

United States – 9.4%
125,071	Ferguson PLC (Capital Goods)	15,690,061
92,975	Nestle SA (Registered) (Food, Beverage & Tobacco)	12,002,523
144,437	Schneider Electric SE (Capital Goods)	20,722,249

		48,414,833

TOTAL COMMON STOCKS
(Cost $533,508,759)		$506,645,982

Shares	Dividend Rate	Value

Investment Company – 0.7%(c)
Goldman Sachs Financial Square Government Fund – Institutional Shares
3,479,973	0.317%	$3,479,973
(Cost $3,479,973)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $536,988,732)		$510,125,955

The accompanying notes are an integral part of these financial statements.	23

GOLDMAN SACHS INTERNATIONAL EQUITY ESG FUND

Schedule of Investments (continued)

April 30, 2022 (Unaudited)

Shares	Dividend Rate	Value

Securities Lending Reinvestment Vehicle – 5.9%(c)
Goldman Sachs Financial Square Government Fund – Institutional Shares
30,579,478	0.317%	$30,579,478
(Cost $30,579,478)

TOTAL INVESTMENTS – 105.0%
(Cost $567,568,210)		$540,705,433

LIABILITIES IN EXCESS OF OTHER ASSETS – (5.0)%		(25,735,574)

NET ASSETS – 100.0%		$514,969,859

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(c)	Represents an affiliated issuer.

Investment Abbreviations:
ADR	—American Depositary Receipt
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

Sector Name	% of Market Value
Industrials	20.3%
Financials	14.9
Health Care	12.7
Information Technology	12.1
Consumer Staples	7.2
Materials	5.7
Consumer Discretionary	4.9
Communication Services	4.7
Utilities	4.7
Energy	3.5
Real Estate	3.0
Investment Company	0.6
Securities Lending Reinvestment Vehicle	5.7

TOTAL INVESTMENTS	100.0%

24	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY INCOME FUND

Schedule of Investments

April 30, 2022 (Unaudited)

Shares	Description	Value

Common Stocks – 96.9%
Australia – 7.3%
99,852	Rio Tinto PLC (Materials)	$7,055,161
471,713	Transurban Group (Transportation)	4,736,762
215,786	Westpac Banking Corp. (Banks)	3,612,257

		15,404,180

Denmark – 2.4%
43,653	Novo Nordisk A/S, Class B (Pharmaceuticals, Biotechnology & Life Sciences)	4,986,320

Finland – 2.5%
530,199	Nordea Bank Abp (Banks)	5,286,129

France – 13.3%
95,549	BNP Paribas SA (Banks)	4,954,349
49,137	Gecina SA REIT (Real Estate)	5,535,195
147,400	Klepierre SA REIT (Real Estate)*	3,528,116
75,426	Sanofi (Pharmaceuticals, Biotechnology & Life Sciences)	7,972,148
64,313	Vinci SA (Capital Goods)	6,240,540

		28,230,348

Germany – 2.6%
139,957	Vonovia SE (Real Estate)*	5,576,027

Italy – 3.7%
617,329	Enel SpA (Utilities)	4,014,426
417,142	UniCredit SpA (Banks)	3,860,683

		7,875,109

Japan – 5.6%
237,700	ORIX Corp. (Diversified Financials)	4,335,404
139,200	Takeda Pharmaceutical Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	4,039,103
63,300	Trend Micro, Inc. (Software & Services)	3,529,413

		11,903,920

Netherlands – 4.7%
1,475,737	Koninklijke KPN NV (Telecommunication Services)	5,092,168
181,510	Shell PLC (Energy)	4,872,800

		9,964,968

Singapore – 4.0%
181,400	DBS Group Holdings Ltd. (Banks)	4,400,879
591,200	Singapore Exchange Ltd. (Diversified Financials)	4,159,888

		8,560,767

Spain – 3.3%
613,331	Iberdrola SA (Utilities)	7,047,666

Switzerland – 14.1%
55,913	Nestle SA (Registered) (Food Products)	7,218,038
21,015	Roche Holding AG (Pharmaceuticals, Biotechnology & Life Sciences)	7,792,657
2,289	SGS SA (Registered) (Commercial & Professional Services)	5,881,634
19,843	Zurich Insurance Group AG (Insurance)	9,033,921

		29,926,250

Common Stocks – (continued)
Taiwan – 3.4%
394,000	Taiwan Semiconductor Manufacturing Co. Ltd. (Semiconductors & Semiconductor Equipment)	7,124,568

United Kingdom – 23.9%
59,747	AstraZeneca PLC (Pharmaceuticals, Biotechnology & Life Sciences)	7,972,716
1,361,827	BP PLC (Energy)	6,574,625
134,963	Coca-Cola Europacific Partners PLC (Food, Beverage & Tobacco)	6,741,402
202,243	Compass Group PLC (Consumer Services)	4,267,703
1,053,124	DS Smith PLC (Materials)	4,327,569
1,075,618	HSBC Holdings PLC (Banks)	6,721,677
428,918	National Grid PLC (Utilities)	6,372,427
45,560	Reckitt Benckiser Group PLC (Household & Personal Products)	3,553,025
88,380	Unilever PLC (Household & Personal Products)	4,108,798

		50,639,942

United States – 6.1%
33,027	Ferguson PLC (Capital Goods)	4,143,212
23,757	Schneider Electric SE (Capital Goods)	3,408,396
65,783	Swiss Re AG (Insurance)	5,394,656

		12,946,264

TOTAL COMMON STOCKS
(Cost $211,610,720)		$205,472,458

Shares	Dividend Rate	Value

Investment Company – 3.9%(a)
Goldman Sachs Financial Square Government Fund – Institutional Shares
8,346,685	0.317%	$8,346,685
(Cost $8,346,685)

TOTAL INVESTMENTS – 100.8%
(Cost $219,957,405)		$213,819,143

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.8)%		(1,876,453)

NET ASSETS – 100.0%		$211,942,690

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Represents an affiliated issuer.

Investment Abbreviations:
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.	25

GOLDMAN SACHS INTERNATIONAL EQUITY INCOME FUND

Schedule of Investments (continued)

April 30, 2022 (Unaudited)

Sector Name	% of Market Value
Financials	24.2%
Health Care	15.3
Industrials	11.4
Consumer Staples	10.1
Utilities	8.2
Real Estate	6.8
Energy	5.4
Materials	5.3
Information Technology	5.0
Investment Company	3.9
Communication Services	2.4
Consumer Discretionary	2.0

TOTAL INVESTMENTS	100.0%

26	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY INTERNATIONAL FUNDS

Statements of Assets and Liabilities

April 30, 2022 (Unaudited)

	China Equity Fund	Emerging Markets Equity Fund	ESG Emerging Markets Equity Fund
Assets:
Investments in unaffiliated issuers, at value (cost $112,860,367, $3,777,436,207 and $51,537,480, respectively)(a)	$95,416,349	$3,801,006,036	$44,319,638
Investments in affiliated issuers, at value (cost $1,321,208, $0 and $900,774, respectively)	1,321,208	—	900,774
Investments in affiliated securities lending reinvestment vehicle, at value which equals cost	259,000	68,061,600	—
Cash	886,957	8,052,591	205,466
Foreign currency, at value (cost $52,377, $6,709,977 and $617,596, respectively)	51,542	6,700,454	609,293
Receivables:
Investments sold	913,539	4,378,764	20,870
Fund shares sold	31,575	6,257,335	187,526
Reimbursement from investment adviser	30,943	—	42,323
Dividends	28,734	1,916,475	24,415
Foreign capital gains taxes	14,320	—	—
Securities lending income	430	2,788	—
Foreign tax reclaims	—	259,604	2,273
Other assets	44,411	739,009	94,999
Total assets	98,999,008	3,897,374,655	46,407,577

Liabilities:
Payables:
Investments purchased	1,175,864	746,280	9,636
Payable upon return of securities loaned	259,000	68,061,600	—
Fund shares redeemed	216,755	17,610,863	1,772
Management fees	83,024	3,177,017	38,713
Distribution and Service fees and Transfer Agency fees	9,780	354,484	2,690
Foreign capital gains taxes	—	12,022,268	13,094
Accrued expenses	300,126	1,231,596	232,529
Total liabilities	2,044,549	103,204,108	298,434

Net Assets:
Paid-in capital	125,748,361	4,185,773,700	109,440,021
Total distributable loss	(28,793,902)	(391,603,153)	(63,330,878)
NET ASSETS	$96,954,459	$3,794,170,547	$46,109,143
Net Assets:
Class A	$16,377,801	$214,067,012	$2,710,147
Class C	1,271,292	25,681,619	79,868
Institutional	16,574,006	2,450,508,790	22,192,679
Service	—	25,233,018	—
Investor	440,786	243,194,562	812,122
Class R6	1,091,764	107,265,020	683,182
Class R	—	—	246,563
Class P	61,198,810	728,220,526	19,384,582
Total Net Assets	$96,954,459	$3,794,170,547	$46,109,143
Shares outstanding $0.001 par value (unlimited number of shares authorized):
Class A	692,441	9,902,931	267,980
Class C	61,823	1,343,633	8,061
Institutional	647,613	105,576,720	2,190,206
Service	—	1,211,876	—
Investor	17,355	10,559,260	80,177
Class R6	42,811	4,600,790	67,460
Class R	—	—	24,542
Class P	2,398,841	31,232,470	1,913,033
Net asset value, offering and redemption price per share:(b)
Class A	$23.65	$21.62	$10.11
Class C	20.56	19.11	9.91
Institutional	25.59	23.21	10.13
Service	—	20.82	—
Investor	25.40	23.03	10.13
Class R6	25.50	23.31	10.13
Class R	—	—	10.05
Class P	25.51	23.32	10.13

(a)	Includes loaned securities having a market value of $216,827, $66,606,424 and $—.
(b)	Maximum public offering price per share for Class A Shares of the China Equity Fund, Emerging Markets Equity Fund and ESG Emerging Markets Equity Fund Funds is $25.03, $22.88 and $10.70. At redemption, Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value (“NAV”) or the original purchase price of the shares.

The accompanying notes are an integral part of these financial statements.	27

GOLDMAN SACHS FUNDAMENTAL EQUITY INTERNATIONAL FUNDS

Statements of Assets and Liabilities (continued)

April 30, 2022 (Unaudited)

	International Equity ESG Fund	International Equity Income Fund
Assets:
Investments in unaffiliated issuers, at value (cost $533,508,759 and $211,610,720, respectively)(a)	$506,645,982	$205,472,458
Investments in affiliated issuers, at value (cost $3,479,973 and $8,346,685, respectively)	3,479,973	8,346,685
Investments in affiliated securities lending reinvestment vehicle, at value which equals cost	30,579,478	—
Cash	—	673,782
Foreign currency, at value (cost $409,097 and $727,022, respectively)	406,048	715,742
Receivables:
Investments sold	17,499,444	3,871,985
Dividends	1,869,948	272,332
Fund shares sold	1,062,538	1,435,437
Foreign tax reclaims	752,451	503,357
Reimbursement from investment adviser	35,436	24,923
Securities lending income	10,932	—
Other assets	100,297	79,344
Total assets	562,442,527	221,396,045

Liabilities:
Payables:
Payable upon return of securities loaned	30,579,478	—
Investments purchased	9,985,363	8,894,993
Due to custodian	4,992,533	—
Fund shares redeemed	913,337	193,259
Management fees	373,227	137,157
Distribution and Service fees and Transfer Agency fees	52,967	23,730
Accrued expenses	575,763	204,216
Total liabilities	47,472,668	9,453,355

Net Assets:
Paid-in capital	548,142,776	215,248,148
Total distributable loss	(33,172,917)	(3,305,458)
NET ASSETS	$514,969,859	$211,942,690
Net Assets:
Class A	$61,086,355	$32,788,206
Class C	9,086,976	2,178,828
Institutional	218,051,758	96,119,946
Service	676,639	—
Investor	80,918,153	39,827,193
Class R6	33,818,124	12,059,714
Class R	—	623,333
Class P	111,331,854	28,345,470
Total Net Assets	$514,969,859	$211,942,690
Shares outstanding $0.001 par value (unlimited number of shares authorized):
Class A	2,511,146	2,304,043
Class C	408,312	175,221
Institutional	8,735,698	6,375,715
Service	26,620	—
Investor	3,264,047	2,804,804
Class R6	1,362,859	801,187
Class R	—	43,606
Class P	4,486,336	1,884,405
Net asset value, offering and redemption price per share:(b)
Class A	$24.33	$14.23
Class C	22.25	12.43
Institutional	24.96	15.08
Service	25.42	—
Investor	24.79	14.20
Class R6	24.81	15.05
Class R	—	14.29
Class P	24.82	15.04

(a)	Includes loaned securities having a market value of $29,502,323 and $—.
(b)	Maximum public offering price per share for Class A Shares of the International Equity ESG Fund and International Equity Income Fund Funds is $25.75 and $15.06. At redemption, Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value (“NAV”) or the original purchase price of the shares.

28	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY INTERNATIONAL FUNDS

Statements of Operations

For the Six Months Ended April 30, 2022 (Unaudited)

	China Equity Fund	Emerging Markets Equity Fund	ESG Emerging Markets Equity Fund
Investment income:

Dividends — unaffiliated issuers (net of foreign withholding taxes of $2,431, $3,335,091 and $28,357, respectively)	$417,579	$32,931,875	$276,061

Dividends — affiliated issuers	739	13,185	402

Securities lending income — affiliated issuer	500	57,449	16

Interest	—	2,543,344	—

Total investment income	418,818	35,545,853	276,479

Expenses:

Management fees	598,455	20,428,918	180,316

Custody, accounting and administrative services	101,121	1,233,874	94,113

Professional fees	53,472	66,227	103,608

Registration fees	48,005	170,536	48,873

Transfer Agency fees(a)	32,622	1,126,086	9,174

Distribution and/or Service (12b-1) fees(a)	29,399	436,322	5,272

Printing and mailing costs	21,064	203,164	32,056

Trustee fees	11,215	14,218	11,128

Service fees — Class C	1,878	67,578	131

Shareholder Administration fees — Service Shares	—	37,749	—

Other	13,494	33,216	11,644

Total expenses	910,725	23,817,888	496,315

Less — expense reductions	(187,352)	(2,510,069)	(283,104)

Net expenses	723,373	21,307,819	213,211

NET INVESTMENT INCOME (LOSS)	(304,555)	14,238,034	63,268

Realized and unrealized gain (loss):

Net realized gain (loss) from:

Investments — unaffiliated issuers	(9,996,405)	(340,664,119)	(3,161,089)

Foreign currency transactions	(4,868)	4,615,949	(40,362)

Net change in unrealized gain (loss) on:

Investments — unaffiliated issuers (including the effects of the foreign capital gains tax liability of $17,294, $(14,797,576) and $(18,810), respectively)	(30,056,793)	(811,185,202)	(7,144,679)

Foreign currency translations	(18,873)	4,064,290	(6,092)

Net realized and unrealized loss	(40,076,939)	(1,143,169,082)	(10,352,222)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(40,381,494)	$(1,128,931,048)	$(10,288,954)

(a)	Class specific Distribution and/or Service and Transfer Agency fees were as follows:

	Distribution and/or Service (12b-1) Fees				Transfer Agency Fees
Fund	Service	Class A	Class C	Class R	Class A	Class C	Institutional	Service	Investor	Class R6	Class R	Class P
China Equity Fund	$—	$23,766	$5,633	$—	$15,210	$1,202	$3,985	$—	$414	$183	$—	$11,628
Emerging Markets Equity Fund	7,845	310,133	118,344	—	198,485	25,247	528,800	5,898	217,612	18,775	—	131,269
ESG Emerging Markets Equity Fund	—	4,210	393	669	2,694	84	2,320	—	792	29	214	3,041

The accompanying notes are an integral part of these financial statements.	29

GOLDMAN SACHS FUNDAMENTAL EQUITY INTERNATIONAL FUNDS

Statements of Operations (continued)

For the Six Months Ended April 30, 2022 (Unaudited)

	International Equity ESG Fund	International Equity Income Fund
Investment income:

Dividends — unaffiliated issuers (net of foreign withholding taxes of $820,627 and $701,264, respectively)	$4,827,409	$3,497,131

Securities lending income — affiliated issuer	10,727	—

Dividends — affiliated issuers	4,778	2,514

Total investment income	4,842,914	3,499,645

Expenses:

Management fees	1,952,591	602,279

Transfer Agency fees(a)	163,351	61,510

Distribution and/or Service (12b-1) fees(a)	114,516	41,238

Professional fees	93,309	47,697

Custody, accounting and administrative services	71,398	60,691

Registration fees	59,190	49,849

Printing and mailing costs	25,743	19,690

Service fees — Class C	12,170	2,743

Trustee fees	11,347	11,179

Shareholder Administration fees — Service Shares	420	—

Other	12,772	7,318

Total expenses	2,516,807	904,194

Less — expense reductions	(375,190)	(196,894)

Net expenses	2,141,617	707,300

NET INVESTMENT INCOME	2,701,297	2,792,345

Realized and unrealized gain (loss):

Net realized gain (loss) from:

Investments — unaffiliated issuers	(6,576,298)	1,054,977

Foreign currency transactions	51,829	(18,745)

Net change in unrealized gain (loss) on:

Investments — unaffiliated issuers	(74,351,903)	(15,079,141)

Foreign currency translations	(125,699)	(51,496)

Net realized and unrealized loss	(81,002,071)	(14,094,405)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(78,300,774)	$(11,302,060)

(a)	Class specific Distribution and/or Service and Transfer Agency fees were as follows:

	Distribution and/or Service (12b-1) Fees			Transfer Agency Fees
Fund	Class A	Class C	Class R	Class A	Class C	Institutional	Service	Investor	Class R6	Class R	Class P
International Equity ESG Fund	$79,264	$35,252	$—	$50,729	$7,520	$36,055	$67	$47,366	$3,200	$—	$18,414
International Equity Income Fund	31,391	8,230	1,617	20,090	1,756	11,646	—	22,135	1,043	518	4,322

30	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY INTERNATIONAL FUNDS

Statements of Changes in Net Assets

	China Equity Fund		Emerging Markets Equity Fund
	For the Six Months Ended April 30, 2022 (Unaudited)	For the Fiscal Year Ended October 31, 2021	For the Six Months Ended April 30, 2022 (Unaudited)	For the Fiscal Year Ended October 31, 2021
From operations:

Net investment income (loss)	$(304,555)	$(77,561)	$14,238,034	$7,272,920

Net realized gain (loss)	(10,001,273)	6,588,397	(336,048,170)	180,856,993

Net change in unrealized gain (loss)	(30,075,666)	(14,596,604)	(807,120,912)	294,374,618

Net increase (decrease) in net assets resulting from operations	(40,381,494)	(8,085,768)	(1,128,931,048)	482,504,531

Distributions to shareholders:

From distributable earnings:

Class A Shares	(1,284,176)	(1,032,658)	(1,742,196)	(195,130)

Class C Shares	(117,728)	(58,412)	(113,290)	—

Institutional Shares	(1,257,226)	(579,417)	(26,320,435)	(5,534,105)

Service Shares	—	—	(248,453)	—

Investor Shares	(33,071)	(88,975)	(2,572,982)	(461,894)

Class R6 Shares	(75,181)	(38,386)	(1,248,690)	(207,233)

Class P Shares	(4,901,721)	(3,246,437)	(8,752,840)	(1,905,777)

Total distributions to shareholders	(7,669,103)	(5,044,285)	(40,998,886)	(8,304,139)

From share transactions:

Proceeds from sales of shares	23,507,525	106,114,403	1,523,361,202	2,204,016,948

Reinvestment of distributions	7,587,962	4,973,744	38,197,200	7,511,354

Cost of shares redeemed	(25,865,943)	(46,334,845)	(1,032,193,565)	(700,870,868)

Net increase in net assets resulting from share transactions	5,229,544	64,753,302	529,364,837	1,510,657,434

TOTAL INCREASE (DECREASE)	(42,821,053)	51,623,249	(640,565,097)	1,984,857,826

Net Assets:

Beginning of period	139,775,512	88,152,263	4,434,735,644	2,449,877,818
End of period	$96,954,459	$139,775,512	$3,794,170,547	$4,434,735,644

The accompanying notes are an integral part of these financial statements.	31

GOLDMAN SACHS FUNDAMENTAL EQUITY INTERNATIONAL FUNDS

Statements of Changes in Net Assets (continued)

	ESG Emerging Markets Equity Fund		International Equity ESG Fund
	For the Six Months Ended April 30, 2022 (Unaudited)	For the Fiscal Year Ended October 31, 2021	For the Six Months Ended April 30, 2022 (Unaudited)	For the Fiscal Year Ended October 31, 2021
From operations:

Net investment income	$63,268	$18,695	$2,701,297	$2,523,575

Net realized gain (loss)	(3,201,451)	4,793,527	(6,524,469)	24,378,654

Net change in unrealized gain (loss)	(7,150,771)	(5,226,807)	(74,477,602)	43,827,449

Net increase (decrease) in net assets resulting from operations	(10,288,954)	(414,585)	(78,300,774)	70,729,678

Distributions to shareholders:

From distributable earnings:

Class A Shares	(261,225)	—	(3,927,097)	(1,466)

Class C Shares	(9,013)	—	(555,440)	—

Institutional Shares	(400,976)	(30,382)	(7,449,330)	(91,491)

Service Shares	—	—	(20,704)	—

Investor Shares	(77,847)	(158)	(2,279,918)	(5,951)

Class R6 Shares	(4,683)	(237)	(1,253,796)	(7,595)

Class R Shares	(17,502)	—	—	—

Class P Shares	(1,441,940)	(586)	(7,925,666)	(223,814)

Total distributions to shareholders	(2,213,186)	(31,363)	(23,411,951)	(330,317)

From share transactions:

Proceeds from sales of shares	31,780,179	9,402,122	336,831,584	199,535,178

Proceeds received in connection with merger	—	26,514,969	—	—

Reinvestment of distributions	2,210,726	31,363	22,947,346	327,945

Cost of shares redeemed	(6,123,425)	(14,006,154)	(105,660,556)	(42,252,620)

Net increase in net assets resulting from share transactions	27,867,480	21,942,300	254,118,374	157,610,503

TOTAL INCREASE	15,365,340	21,496,352	152,405,649	228,009,864

Net Assets:

Beginning of period	30,743,803	9,247,451	362,564,210	134,554,346
End of period	$46,109,143	$30,743,803	$514,969,859	$362,564,210

32	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY INTERNATIONAL FUNDS

Statements of Changes in Net Assets (continued)

	International Equity Income Fund
	For the Six Months Ended April 30, 2022 (Unaudited)	For the Fiscal Year Ended October 31, 2021
From operations:

Net investment income	$2,792,345	$2,392,132

Net realized gain	1,036,232	3,170,433

Net change in unrealized gain (loss)	(15,130,637)	14,849,663

Net increase (decrease) in net assets resulting from operations	(11,302,060)	20,412,228

Distributions to shareholders:

From distributable earnings:

Class A Shares	(259,728)	(409,392)

Class C Shares	(24,914)	(36,613)

Institutional Shares	(496,363)	(343,890)

Investor Shares	(318,940)	(358,627)

Class R6 Shares	(87,992)	(95,219)

Class R Shares	(7,665)	(9,504)

Class P Shares	(402,984)	(652,395)

Total distributions to shareholders	(1,598,586)	(1,905,640)

From share transactions:

Proceeds from sales of shares	144,543,711	42,199,176

Reinvestment of distributions	1,588,532	1,892,437

Cost of shares redeemed	(23,377,570)	(17,978,889)

Net increase in net assets resulting from share transactions	122,754,673	26,112,724

TOTAL INCREASE	109,854,027	44,619,312

Net Assets:

Beginning of period	102,088,663	57,469,351
End of period	$211,942,690	$102,088,663

The accompanying notes are an integral part of these financial statements.	33

GOLDMAN SACHS CHINA EQUITY FUND

Financial Highlights

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs China Equity Fund
	Class A Shares
	Six Months Ended April 30, 2022 (Unaudited)		Year Ended October 31,
			2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of period	$35.80		$36.99	$25.87	$23.13	$27.69	$21.08

Net investment income (loss)(a)	(0.11)		(0.15)	(0.07)	0.04	0.05	(0.02	)(b)

Net realized and unrealized gain (loss)	(9.90)		0.93	11.35	4.23	(4.22)	6.63

Total from investment operations	(10.01)		0.78	11.28	4.27	(4.17)	6.61

Distributions to shareholders from net investment income	—		—	(0.16)	(0.04)	—	—

Distributions to shareholders from net realized gains	(2.14)		(1.97)	—	(1.49)	(0.39)	—

Total distributions	(2.14)		(1.97)	(0.16)	(1.53)	(0.39)	—

Net asset value, end of period	$23.65		$35.80	$36.99	$25.87	$23.13	$27.69

Total Return(c)	(29.56)%		1.96%	43.67%	19.54%	(15.32)%	31.36%

Net assets, end of period (in 000’s)	$16,378		$22,002	$18,617	$13,397	$13,598	$16,860

Ratio of net expenses to average net assets	1.46	%(d)	1.45%	1.47%	1.51%	1.54%	1.55%

Ratio of total expenses to average net assets	1.82	%(d)	1.77%	2.11%	2.10%	1.91%	2.03%

Ratio of net investment income (loss) to average net assets	(0.76	)%(d)	(0.38)%	(0.24)%	0.17%	0.17%	(0.09	)%(b)

Portfolio turnover rate(e)	18%		46%	106%	20%	39%	89%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.04 per share and 0.17% of average net assets.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

34	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CHINA EQUITY FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs China Equity Fund
	Class C Shares
	Six Months Ended April 30, 2022 (Unaudited)		Year Ended October 31,
			2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of period	$31.53		$33.03	$23.14	$20.95	$25.31	$19.41

Net investment loss(a)	(0.19)		(0.40)	(0.26)	(0.14)	(0.13)	(0.17	)(b)

Net realized and unrealized gain (loss)	(8.64)		0.87	10.15	3.82	(3.84)	6.07

Total from investment operations	(8.83)		0.47	9.89	3.68	(3.97)	5.90

Distributions to shareholders from net realized gains	(2.14)		(1.97)	—	(1.49)	(0.39)	—

Net asset value, end of period	$20.56		$31.53	$33.03	$23.14	$20.95	$25.31

Total Return(c)	(29.84)%		1.22%	42.60%	18.66%	(15.94)%	30.35%

Net assets, end of period (in 000’s)	$1,271		$1,737	$973	$896	$1,318	$1,732

Ratio of net expenses to average net assets	2.21	%(d)	2.20%	2.21%	2.27%	2.29%	2.30%

Ratio of total expenses to average net assets	2.58	%(d)	2.54%	2.85%	2.85%	2.66%	2.78%

Ratio of net investment loss to average net assets	(1.51	)%(d)	(1.17)%	(0.98)%	(0.63)%	(0.52)%	(0.79	)%(b)

Portfolio turnover rate(e)	18%		46%	106%	20%	39%	89%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.04 per share and 0.17% of average net assets.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	35

GOLDMAN SACHS CHINA EQUITY FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs China Equity Fund
	Institutional Shares
	Six Months Ended April 30, 2022 (Unaudited)		Year Ended October 31,
			2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of period	$38.50		$39.52	$27.63	$24.56	$29.28	$22.20

Net investment income (loss)(a)	(0.07)		0.03	0.05	0.14	0.19	0.09	(b)

Net realized and unrealized gain (loss)	(10.70)		0.92	12.09	4.50	(4.51)	6.99

Total from investment operations	(10.77)		0.95	12.14	4.64	(4.32)	7.08

Distributions to shareholders from net investment income	—		—	(0.25)	(0.08)	(0.01)	—

Distributions to shareholders from net realized gains	(2.14)		(1.97)	—	(1.49)	(0.39)	—

Total distributions	(2.14)		(1.97)	(0.25)	(1.57)	(0.40)	—

Net asset value, end of period	$25.59		$38.50	$39.52	$27.63	$24.56	$29.28

Total Return(c)	(29.46)%		2.28%	44.13%	19.98%	(14.98)%	31.91%

Net assets, end of period (in 000’s)	$16,574		$23,762	$10,824	$6,327	$6,997	$62,843

Ratio of net expenses to average net assets	1.15	%(d)	1.15%	1.15%	1.15%	1.15%	1.15%

Ratio of total expenses to average net assets	1.46	%(d)	1.40%	1.74%	1.71%	1.47%	1.63%

Ratio of net investment income (loss) to average net assets	(0.45	)%(d)	0.07%	0.17%	0.54%	0.63%	0.36	%(b)

Portfolio turnover rate(e)	18%		46%	106%	20%	39%	89%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.04 per share and 0.17% of average net assets.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

36	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CHINA EQUITY FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs China Equity Fund
	Investor Shares(a)
	Six Months Ended April 30, 2022 (Unaudited)		Year Ended October 31,
			2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of period	$38.24		$39.28	$27.46	$24.41	$29.14	$22.12

Net investment income (loss)(b)	(0.08)		(0.01)	0.01	0.09	0.15	0.06	(c)

Net realized and unrealized gain (loss)	(10.62)		0.94	12.03	4.50	(4.48)	6.96

Total from investment operations	(10.70)		0.93	12.04	4.59	(4.33)	7.02

Distributions to shareholders from net investment income	—		—	(0.22)	(0.05)	(0.01)	—

Distributions to shareholders from net realized gains	(2.14)		(1.97)	—	(1.49)	(0.39)	—

Total distributions	(2.14)		(1.97)	(0.22)	(1.54)	(0.40)	—

Net asset value, end of period	$25.40		$38.24	$39.28	$27.46	$24.41	$29.14

Total Return(d)	(29.46)%		2.22%	44.01%	19.86%	(15.11)%	31.74%

Net assets, end of period (in 000’s)	$441		$636	$762	$226	$392	$136

Ratio of net expenses to average net assets	1.21	%(e)	1.20%	1.22%	1.27%	1.29%	1.30%

Ratio of total expenses to average net assets	1.58	%(e)	1.49%	1.86%	1.85%	1.63%	1.78%

Ratio of net investment income (loss) to average net assets	(0.51	)%(e)	(0.02)%	0.04%	0.35%	0.52%	0.24	%(c)

Portfolio turnover rate(f)	18%		46%	106%	20%	39%	89%

(a)	Effective August 15, 2017, Class IR changed its name to Investor Shares.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Reflects income recognized from special dividends which amounted to $0.04 per share and 0.17% of average net assets.
(d)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(e)	Annualized.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	37

GOLDMAN SACHS CHINA EQUITY FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs China Equity Fund
	Class R6 Shares
	Six Months Ended April 30, 2022 (Unaudited)		Year Ended October 31,			Period Ended October 31, 2018(a)
			2021	2020	2019
Per Share Data

Net asset value, beginning of period	$38.37		$39.39	$27.54	$24.56	$30.83

Net investment income (loss)(b)	(0.07)		0.03	(0.02)	0.15	0.19

Net realized and unrealized gain (loss)	(10.66)		0.92	12.13	4.48	(6.46)

Total from investment operations	(10.73)		0.95	12.11	4.63	(6.27)

Distributions to shareholders from net investment income	—		—	(0.26)	(0.16)	—

Distributions to shareholders from net realized gains	(2.14)		(1.97)	—	(1.49)	—

Total distributions	(2.14)		(1.97)	(0.26)	(1.65)	—

Net asset value, end of period	$25.50		$38.37	$39.39	$27.54	$24.56

Total Return(c)	(29.45)%		2.29%	44.15%	19.96%	(20.34)%

Net assets, end of period (in 000’s)	$1,092		$1,389	$631	$432	$8

Ratio of net expenses to average net assets	1.14	%(d)	1.14%	1.14%	1.15%	1.15	%(d)

Ratio of total expenses to average net assets	1.45	%(d)	1.38%	1.71%	1.70%	1.55	%(d)

Ratio of net investment income (loss) to average net assets	(0.44	)%(d)	0.08%	(0.07)%	0.57%	1.00	%(d)

Portfolio turnover rate(e)	18%		46%	106%	20%	39%

(a)	Commenced operations on February 28, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

38	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CHINA EQUITY FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs China Equity Fund
	Class P Shares
	Six Months Ended April 30, 2022 (Unaudited)		Year Ended October 31,			Period Ended October 31, 2018(a)
			2021	2020	2019
Per Share Data

Net asset value, beginning of period	$38.39		$39.40	$27.55	$24.57	$30.61

Net investment income (loss)(b)	(0.07)		— (c)	0.01	0.14	0.09

Net realized and unrealized gain (loss)	(10.67)		0.96	12.10	4.49	(6.13)

Total from investment operations	(10.74)		0.96	12.11	4.63	(6.04)

Distributions to shareholders from net investment income	—		—	(0.26)	(0.16)	—

Distributions to shareholders from net realized gains	(2.14)		(1.97)	—	(1.49)	—

Total distributions	(2.14)		(1.97)	(0.26)	(1.65)	—

Net asset value, end of period	$25.51		$38.39	$39.40	$27.55	$24.57

Total Return(d)	(29.44)%		2.26%	44.17%	19.98%	(19.73)%

Net assets, end of period (in 000’s)	$61,199		$90,250	$56,345	$52,673	$47,901

Ratio of net expenses to average net assets	1.14	%(e)	1.14%	1.14%	1.15%	1.14	%(e)

Ratio of total expenses to average net assets	1.45	%(e)	1.39%	1.71%	1.70%	1.77	%(e)

Ratio of net investment income (loss) to average net assets	(0.44	)%(e)	0.01%	0.04%	0.55%	0.59	%(e)

Portfolio turnover rate(f)	18%		46%	106%	20%	39%

(a)	Commenced operations on April 16, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Amount is less than $0.005 per share.
(d)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(e)	Annualized.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	39

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Emerging Markets Equity Fund
	Class A Shares
	Six Months Ended April 30, 2022 (Unaudited)		Year Ended October 31,
			2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of period	$28.53		$23.76	$20.35	$17.18	$20.91	$16.23

Net investment income (loss)(a)	0.05		(0.02)	0.11	0.07	0.10	0.05	(b)

Net realized and unrealized gain (loss)	(6.78)		4.81	3.49	3.18	(3.69)	4.74

Total from investment operations	(6.73)		4.79	3.60	3.25	(3.59)	4.79

Distributions to shareholders from net investment income	(0.18)		(0.02)	(0.19)	(0.08)	(0.14)	(0.11)

Net asset value, end of period	$21.62		$28.53	$23.76	$20.35	$17.18	$20.91

Total Return(c)	(23.70)%		20.11%	17.77%	19.03%	(17.32)%	29.78%

Net assets, end of period (in 000’s)	$214,067		$265,040	$247,765	$230,234	$152,596	$85,679

Ratio of net expenses to average net assets	1.29	%(d)	1.34%	1.49%	1.55%	1.56%	1.57%

Ratio of total expenses to average net assets	1.46	%(d)	1.48%	1.54%	1.58%	1.64%	1.75%

Ratio of net investment income (loss) to average net assets	0.40	%(d)	(0.08)%	0.51%	0.39%	0.46%	0.29	%(b)

Portfolio turnover rate(e)	26%		52%	31%	33%	52%	113%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.04 per share and 0.19% of average net assets.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

40	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Emerging Markets Equity Fund
	Class C Shares
	Six Months Ended April 30, 2022 (Unaudited)		Year Ended October 31,
			2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of period	$25.23		$21.16	$18.12	$15.34	$18.72	$14.53

Net investment loss(a)	(0.04)		(0.21)	(0.06)	(0.06)	(0.05)	(0.09	)(b)

Net realized and unrealized gain (loss)	(6.00)		4.28	3.12	2.84	(3.30)	4.28

Total from investment operations	(6.04)		4.07	3.06	2.78	(3.35)	4.19

Distributions to shareholders from net investment income	(0.08)		—	(0.02)	—	(0.03)	—

Net asset value, end of period	$19.11		$25.23	$21.16	$18.12	$15.34	$18.72

Total Return(c)	(24.00)%		19.23%	16.85%	18.12%	(17.91)%	28.84%

Net assets, end of period (in 000’s)	$25,682		$36,367	$23,425	$30,115	$33,252	$36,286

Ratio of net expenses to average net assets	2.04	%(d)	2.09%	2.24%	2.30%	2.31%	2.32%

Ratio of total expenses to average net assets	2.21	%(d)	2.23%	2.29%	2.33%	2.39%	2.50%

Ratio of net investment loss to average net assets	(0.35	)%(d)	(0.81)%	(0.34)%	(0.33)%	(0.25)%	(0.55	)%(b)

Portfolio turnover rate(e)	26%		52%	31%	33%	52%	113%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.04 per share and 0.19% of average net assets.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	41

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Emerging Markets Equity Fund
	Institutional Shares
	Six Months Ended April 30, 2022 (Unaudited)		Year Ended October 31,
			2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of period	$30.67		$25.54	$21.85	$18.43	$22.40	$17.38

Net investment income(a)	0.10		0.07	0.21	0.17	0.20	0.12	(b)

Net realized and unrealized gain (loss)	(7.28)		5.15	3.73	3.40	(3.96)	5.07

Total from investment operations	(7.18)		5.22	3.94	3.57	(3.76)	5.19

Distributions to shareholders from net investment income	(0.28)		(0.09)	(0.25)	(0.15)	(0.21)	(0.17)

Net asset value, end of period	$23.21		$30.67	$25.54	$21.85	$18.43	$22.40

Total Return(c)	(23.60)%		20.51%	18.11%	19.51%	(16.99)%	30.31%

Net assets, end of period (in 000’s)	$2,450,509		$2,699,332	$1,479,859	$940,632	$678,197	$664,085

Ratio of net expenses to average net assets	0.98	%(d)	1.03%	1.16%	1.17%	1.17%	1.18%

Ratio of total expenses to average net assets	1.09	%(d)	1.11%	1.17%	1.19%	1.24%	1.36%

Ratio of net investment income to average net assets	0.70	%(d)	0.24%	0.93%	0.84%	0.91%	0.63	%(b)

Portfolio turnover rate(e)	26%		52%	31%	33%	52%	113%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.04 per share and 0.19% of average net assets.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

42	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Emerging Markets Equity Fund
	Service Shares
	Six Months Ended April 30, 2022 (Unaudited)		Year Ended October 31,
			2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of period	$27.54		$22.97	$19.68	$16.60	$20.21	$15.71

Net investment income (loss)(a)	0.03		(0.07)	0.07	0.06	0.07	0.02	(b)

Net realized and unrealized gain (loss)	(6.54)		4.64	3.38	3.06	(3.56)	4.59

Total from investment operations	(6.51)		4.57	3.45	3.12	(3.49)	4.61

Distributions to shareholders from net investment income	(0.21)		—	(0.16)	(0.04)	(0.12)	(0.11)

Net asset value, end of period	$20.82		$27.54	$22.97	$19.68	$16.60	$20.21

Total Return(c)	(23.78)%		19.90%	17.55%	18.85%	(17.38)%	29.65%

Net assets, end of period (in 000’s)	$25,233		$32,940	$26,329	$24,183	$19,922	$26,049

Ratio of net expenses to average net assets	1.48	%(d)	1.53%	1.65%	1.67%	1.67%	1.68%

Ratio of total expenses to average net assets	1.59	%(d)	1.61%	1.67%	1.69%	1.75%	1.86%

Ratio of net investment income (loss) to average net assets	0.21	%(d)	(0.26)%	0.35%	0.32%	0.36%	0.11	%(b)

Portfolio turnover rate(e)	26%		52%	31%	33%	52%	113%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.04 per share and 0.19% of average net assets.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	43

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Emerging Markets Equity Fund
	Investor Shares(a)
	Six Months Ended April 30, 2022 (Unaudited)		Year Ended October 31,
			2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of period	$30.43		$25.33	$21.66	$18.28	$22.24	$17.27

Net investment income(b)	0.09		0.06	0.16	0.12	0.17	0.13	(c)

Net realized and unrealized gain (loss)	(7.23)		5.11	3.73	3.38	(3.94)	5.01

Total from investment operations	(7.14)		5.17	3.89	3.50	(3.77)	5.14

Distributions to shareholders from net investment income	(0.26)		(0.07)	(0.22)	(0.12)	(0.19)	(0.17)

Net asset value, end of period	$23.03		$30.43	$25.33	$21.66	$18.28	$22.24

Total Return(d)	(23.61)%		20.43%	18.02%	19.31%	17.07%	30.11%

Net assets, end of period (in 000’s)	$243,195		$295,910	$147,386	$135,484	$139,726	$62,974

Ratio of net expenses to average net assets	1.04	%(e)	1.08%	1.24%	1.30%	1.31%	1.31%

Ratio of total expenses to average net assets	1.21	%(e)	1.23%	1.29%	1.33%	1.38%	1.49%

Ratio of net investment income to average net assets	0.65	%(e)	0.20%	0.70%	0.58%	0.79%	0.67	%(c)

Portfolio turnover rate(f)	26%		52%	31%	33%	52%	113%

(a)	Effective August 15, 2017, Class IR changed its name to Investor Shares.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Reflects income recognized from special dividends which amounted to $0.04 per share and 0.19% of average net assets.
(d)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(e)	Annualized.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

44	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Emerging Markets Equity Fund
	Class R6 Shares
	Six Months Ended April 30, 2022 (Unaudited)		Year Ended October 31,
			2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of period	$30.81		$25.65	$21.94	$18.51	$22.41	$17.38

Net investment income(a)	0.10		0.07	0.16	0.17	0.21	0.16	(b)

Net realized and unrealized gain (loss)	(7.32)		5.19	3.80	3.41	(4.00)	5.05

Total from investment operations	(7.22)		5.26	3.96	3.58	(3.79)	5.21

Distributions to shareholders from net investment income	(0.28)		(0.10)	(0.25)	(0.15)	(0.11)	(0.18)

Net asset value, end of period	$23.31		$30.81	$25.65	$21.94	$18.51	$22.41

Total Return(c)	(23.59)%		20.51%	18.13%	19.52%	(16.96)%	30.35%

Net assets, end of period (in 000’s)	$107,265		$141,786	$53,424	$25,387	$37,865	$245

Ratio of net expenses to average net assets	0.97	%(d)	1.02%	1.15%	1.16%	1.16%	1.17%

Ratio of total expenses to average net assets	1.08	%(d)	1.10%	1.16%	1.18%	1.21%	1.35%

Ratio of net investment income to average net assets	0.72	%(d)	0.22%	0.71%	0.82%	0.99%	0.88	%(b)

Portfolio turnover rate(e)	26%		52%	31%	33%	52%	113%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.04 per share and 0.19% of average net assets.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	45

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Emerging Markets Equity Fund
	Class P Shares
	Six Months Ended April 30, 2022 (Unaudited)		Year Ended October 31,			Period Ended October 31, 2018(a)
			2021	2020	2019
Per Share Data

Net asset value, beginning of period	$30.81		$25.65	$21.94	$18.51	$23.46

Net investment income(b)	0.10		0.08	0.19	0.17	0.10

Net realized and unrealized gain (loss)	(7.31)		5.18	3.77	3.41	(5.05)

Total from investment operations	(7.21)		5.26	3.96	3.58	(4.95)

Distributions to shareholders from net investment income	(0.28)		(0.10)	(0.25)	(0.15)	—

Net asset value, end of period	$23.32		$30.81	$25.65	$21.94	$18.51

Total Return(c)	(23.57)%		20.50%	18.14%	19.47%	(21.06)%

Net assets, end of period (in 000’s)	$728,221		$963,360	$471,690	$389,019	$311,447

Ratio of net expenses to average net assets	0.97	%(d)	1.01%	1.15%	1.16%	1.15	%(d)

Ratio of total expenses to average net assets	1.08	%(d)	1.10%	1.15%	1.18%	1.24	%(d)

Ratio of net investment income to average net assets	0.72	%(d)	0.27%	0.86%	0.82%	0.94	%(d)

Portfolio turnover rate(e)	26%		52%	31%	33%	52%

(a)	Commenced operations on April 16, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

46	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ESG EMERGING MARKETS EQUITY FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs ESG Emerging Markets Equity Fund
	Class A Shares
	Six Months Ended April 30, 2022 (Unaudited)		Year Ended October 31,			Period Ended October 31, 2018(a)
			2021	2020	2019
Per Share Data

Net asset value, beginning of period	$14.02		$11.73	$9.95	$8.40	$10.00

Net investment income (loss)(b)	—	(c)	(0.02)	— (c)	0.04	0.03

Net realized and unrealized gain (loss)	(2.97)		2.31	1.84	1.53	(1.63)

Total from investment operations	(2.97)		2.29	1.84	1.57	(1.60)

Distributions to shareholders from net investment income	(0.04)		—	(0.06)	(0.02)	—

Distributions to shareholders from net realized gains	(0.90)		—	—	—	—

Total distributions	(0.94)		—	(0.06)	(0.02)	—

Net asset value, end of period	$10.11		$14.02	$11.73	$9.95	$8.40

Total Return(d)	(22.48)%		19.52%	18.46%	18.74%	(16.00)%

Net assets, end of period (in 000’s)	$2,710		$4,072	$92	$50	$42

Ratio of net expenses to average net assets	1.46	%(e)	1.47%	1.49%	1.60%	1.53	%(e)

Ratio of total expenses to average net assets	3.13	%(e)	3.64%	6.33%	7.73%	10.28	%(e)

Ratio of net investment income (loss) to average net assets	0.04	%(e)	(0.17)%	0.02%	0.44%	0.64	%(e)

Portfolio turnover rate(f)	26%		116%	28%	57%	23%

(a)	Commenced operations on May 31, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Amount is less than $0.005 per share.
(d)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(e)	Annualized.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	47

GOLDMAN SACHS ESG EMERGING MARKETS EQUITY FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs ESG Emerging Markets Equity Fund
	Class C Shares
	Six Months Ended April 30, 2022 (Unaudited)		Year Ended October 31,			Period Ended October 31, 2018(a)
			2021	2020	2019
Per Share Data

Net asset value, beginning of period	$13.77		$11.61	$9.87	$8.37	$10.00

Net investment loss(b)	(0.04)		(0.14)	(0.09)	(0.03)	—	(c)

Net realized and unrealized gain (loss)	(2.92)		2.30	1.83	1.53	(1.63)

Total from investment operations	(2.96)		2.16	1.74	1.50	(1.63)

Distributions to shareholders from net realized gains	(0.90)		—	—	—	—

Net asset value, end of period	$9.91		$13.77	$11.61	$9.87	$8.37

Total Return(d)	(22.75)%		18.60%	17.58%	17.92%	(16.30)%

Net assets, end of period (in 000’s)	$80		$137	$58	$49	$42

Ratio of net expenses to average net assets	2.21	%(e)	2.20%	2.24%	2.35%	2.28	%(e)

Ratio of total expenses to average net assets	3.90	%(e)	3.64%	6.94%	8.49%	11.03	%(e)

Ratio of net investment loss to average net assets	(0.71	)%(e)	(0.96)%	(0.84)%	(0.31)%	(0.11	)%(e)

Portfolio turnover rate(f)	26%		116%	28%	57%	23%

(a)	Commenced operations on May 31, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Amount is less than $0.005 per share.
(d)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(e)	Annualized.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

48	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ESG EMERGING MARKETS EQUITY FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs ESG Emerging Markets Equity Fund
	Institutional Shares
	Six Months Ended April 30, 2022 (Unaudited)		Year Ended October 31,			Period Ended October 31, 2018(a)
			2021	2020	2019
Per Share Data

Net asset value, beginning of period	$14.06		$11.77	$9.98	$8.41	$10.00

Net investment income(b)	0.02		0.01	0.03	0.08	0.04

Net realized and unrealized gain (loss)	(2.98)		2.32	1.85	1.53	(1.63)

Total from investment operations	(2.96)		2.33	1.88	1.61	(1.59)

Distributions to shareholders from net investment income	(0.07)		(0.04)	(0.09)	(0.04)	—

Distributions to shareholders from net realized gains	(0.90)		—	—	—	—

Total distributions	(0.97)		(0.04)	(0.09)	(0.04)	—

Net asset value, end of period	$10.13		$14.06	$11.77	$9.98	$8.41

Total Return(c)	(22.34)%		19.81%	18.91%	19.26%	(15.90)%

Net assets, end of period (in 000’s)	$22,193		$5,008	$8,631	$6,912	$5,679

Ratio of net expenses to average net assets	1.12	%(d)	1.14%	1.14%	1.21%	1.14	%(d)

Ratio of total expenses to average net assets	2.54	%(d)	3.16%	5.83%	7.31%	9.89	%(d)

Ratio of net investment income to average net assets	0.38	%(d)	0.06%	0.26%	0.85%	1.03	%(d)

Portfolio turnover rate(e)	26%		116%	28%	57%	23%

(a)	Commenced operations on May 31, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	49

GOLDMAN SACHS ESG EMERGING MARKETS EQUITY FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs ESG Emerging Markets Equity Fund
	Investor Shares(a)
	Six Months Ended April 30, 2022 (Unaudited)		Year Ended October 31,			Period Ended October 31, 2018(b)
			2021	2020	2019
Per Share Data

Net asset value, beginning of period	$14.06		$11.76	$9.97	$8.41	$10.00

Net investment income(c)	0.02		0.01	0.02	0.06	0.03

Net realized and unrealized gain (loss)	(2.98)		2.32	1.85	1.53	(1.62)

Total from investment operations	(2.96)		2.33	1.87	1.59	(1.59)

Distributions to shareholders from net investment income	(0.07)		(0.03)	(0.08)	(0.03)	—

Distributions to shareholders from net realized gains	(0.90)		—	—	—	—

Total distributions	(0.97)		(0.03)	(0.08)	(0.03)	—

Net asset value, end of period	$10.13		$14.06	$11.76	$9.97	$8.41

Total Return(d)	(22.38)%		19.82%	18.79%	19.03%	(15.90)%

Net assets, end of period (in 000’s)	$812		$1,088	$59	$50	$42

Ratio of net expenses to average net assets	1.21	%(e)	1.22%	1.24%	1.35%	1.28	%(e)

Ratio of total expenses to average net assets	2.87	%(e)	3.33%	5.94%	7.49%	10.03	%(e)

Ratio of net investment income to average net assets	0.29	%(e)	0.08%	0.15%	0.69%	0.89	%(e)

Portfolio turnover rate(f)	26%		116%	28%	57%	23%

(a)	Effective August 15, 2017, Class IR changed its name to Investor Shares.
(b)	Commenced operations on May 31, 2018.
(c)	Calculated based on the average shares outstanding methodology.
(d)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(e)	Annualized.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

50	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ESG EMERGING MARKETS EQUITY FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs ESG Emerging Markets Equity Fund
	Class R6 Shares
	Six Months Ended April 30, 2022 (Unaudited)		Year Ended October 31,			Period Ended October 31, 2018(a)
			2021	2020	2019
Per Share Data

Net asset value, beginning of period	$14.07		$11.77	$9.98	$8.41	$10.00

Net investment income(b)	0.02		0.02	0.03	0.08	0.04

Net realized and unrealized gain (loss)	(2.98)		2.32	1.85	1.53	(1.63)

Total from investment operations	(2.96)		2.34	1.88	1.61	(1.59)

Distributions to shareholders from net investment income	(0.08)		(0.04)	(0.09)	(0.04)	—

Distributions to shareholders from net realized gains	(0.90)		—	—	—	—

Total distributions	(0.98)		(0.04)	(0.09)	(0.04)	—

Net asset value, end of period	$10.13		$14.07	$11.77	$9.98	$8.41

Total Return(c)	(22.38)%		19.90%	18.92%	19.26%	(15.90)%

Net assets, end of period (in 000’s)	$683		$17	$65	$50	$42

Ratio of net expenses to average net assets	1.10	%(d)	1.13%	1.13%	1.20%	1.13	%(d)

Ratio of total expenses to average net assets	2.35	%(d)	3.00%	5.84%	7.34%	9.88	%(d)

Ratio of net investment income to average net assets	0.41	%(d)	0.13%	0.26%	0.84%	1.04	%(d)

Portfolio turnover rate(e)	26%		116%	28%	57%	23%

(a)	Commenced operations on May 31, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	51

GOLDMAN SACHS ESG EMERGING MARKETS EQUITY FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs ESG Emerging Markets Equity Fund
	Class R Shares
	Six Months Ended April 30, 2022 (Unaudited)		Year Ended October 31,			Period Ended October 31, 2018(a)
			2021	2020	2019
Per Share Data

Net asset value, beginning of period	$13.92		$11.68	$9.94	$8.39	$10.00

Net investment income (loss)(b)	(0.01)		(0.07)	(0.03)	0.01	0.02

Net realized and unrealized gain (loss)	(2.95)		2.31	1.83	1.55	(1.63)

Total from investment operations	(2.96)		2.24	1.80	1.56	(1.61)

Distributions to shareholders from net investment income	(0.01)		—	(0.06)	(0.01)	—

Distributions to shareholders from net realized gains	(0.90)		—	—	—	—

Total distributions	(0.91)		—	(0.06)	(0.01)	—

Net asset value, end of period	$10.05		$13.92	$11.68	$9.94	$8.39

Total Return(c)	(22.54)%		19.18%	18.11%	18.57%	(16.10)%

Net assets, end of period (in 000’s)	$247		$267	$255	$167	$42

Ratio of net expenses to average net assets	1.71	%(d)	1.72%	1.74%	1.92%	1.78	%(d)

Ratio of total expenses to average net assets	3.35	%(d)	4.12%	6.53%	7.68%	10.53	%(d)

Ratio of net investment income (loss) to average net assets	(0.21	)%(d)	(0.47)%	(0.34)%	0.06%	0.39	%(d)

Portfolio turnover rate(e)	26%		116%	28%	57%	23%

(a)	Commenced operations on May 31, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

52	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ESG EMERGING MARKETS EQUITY FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs ESG Emerging Markets Equity Fund
	Class P Shares
	Six Months Ended April 30, 2022 (Unaudited)		Year Ended October 31, 2021	Period Ended October 31, 2020(a)
Per Share Data

Net asset value, beginning of period	$14.07		$11.77	$10.87

Net investment income(b)	0.02		0.02	0.03

Net realized and unrealized gain (loss)	(2.98)		2.32	0.87

Total from investment operations	(2.96)		2.34	0.90

Distributions to shareholders from net investment income	(0.08)		(0.04)	—

Distributions to shareholders from net realized gains	(0.90)		—	—

Total distributions	(0.98)		(0.04)	—

Net asset value, end of period	$10.13		$14.07	$11.77

Total Return(c)	(22.38)%		19.92%	8.28%

Net assets, end of period (in 000’s)	$19,385		$20,156	$86

Ratio of net expenses to average net assets	1.12	%(d)	1.13%	1.08	%(d)

Ratio of total expenses to average net assets	2.70	%(d)	3.46%	6.51	%(d)

Ratio of net investment income to average net assets	0.39	%(d)	0.17%	0.30	%(d)

Portfolio turnover rate(e)	26%		116%	28%

(a)	Commenced operations on January 31, 2020.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	53

GOLDMAN SACHS INTERNATIONAL EQUITY ESG FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs International Equity ESG Fund
	Class A Shares
	Six Months Ended April 30, 2022 (Unaudited)		Year Ended October 31,
			2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of period	$30.27		$21.01	$20.67	$17.88	$19.92	$16.61

Net investment income(a)	0.13		0.23	0.04	0.28	0.22	0.14

Net realized and unrealized gain (loss)	(4.26)		9.03	0.66	2.76	(2.01)	3.63

Total from investment operations	(4.13)		9.26	0.70	3.04	(1.79)	3.77

Distributions to shareholders from net investment income	(0.33)		— (b)	(0.36)	(0.25)	(0.25)	(0.46)

Distributions to shareholders from net realized gains	(1.48)		—	—	—	—	—

Total distributions	(1.81)		—	(0.36)	(0.25)	(0.25)	(0.46)

Net asset value, end of period	$24.33		$30.27	$21.01	$20.67	$17.88	$19.92

Total Return(c)	(14.36)%		44.15%	3.30%	17.33%	(9.11)%	23.29%

Net assets, end of period (in 000’s)	$61,086		$62,250	$33,927	$35,181	$34,602	$38,330

Ratio of net expenses to average net assets	1.18	%(d)	1.18%	1.20%	1.26%	1.29%	1.30%

Ratio of total expenses to average net assets	1.39	%(d)	1.47%	1.69%	1.69%	1.58%	1.63%

Ratio of net investment income to average net assets	0.93	%(d)	0.82%	0.21%	1.52%	1.11%	0.78%

Portfolio turnover rate(e)	21%		39%	55%	41%	38%	116%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

54	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY ESG FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs International Equity ESG Fund
	Class C Shares
	Six Months Ended April 30, 2022 (Unaudited)		Year Ended October 31,
			2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of period	$27.80		$19.44	$19.16	$16.49	$18.39	$15.37

Net investment income (loss)(a)	0.02		— (b)	(0.10)	0.13	0.07	0.02

Net realized and unrealized gain (loss)	(3.91)		8.36	0.60	2.58	(1.86)	3.35

Total from investment operations	(3.89)		8.36	0.50	2.71	(1.79)	3.37

Distributions to shareholders from net investment income	(0.18)		—	(0.22)	(0.04)	(0.11)	(0.35)

Distributions to shareholders from net realized gains	(1.48)		—	—	—	—	—

Total distributions	(1.66)		—	(0.22)	(0.04)	(0.11)	(0.35)

Net asset value, end of period	$22.25		$27.80	$19.44	$19.16	$16.49	$18.39

Total Return(c)	(14.69)%		43.08%	2.53%	16.49%	(9.79)%	22.40%

Net assets, end of period (in 000’s)	$9,087		$8,953	$9,369	$10,400	$9,985	$15,681

Ratio of net expenses to average net assets	1.93	%(d)	1.93%	1.95%	2.01%	2.04%	2.05%

Ratio of total expenses to average net assets	2.14	%(d)	2.23%	2.44%	2.44%	2.33%	2.37%

Ratio of net investment income (loss) to average net assets	0.18	%(d)	(0.01)%	(0.54)%	0.78%	0.40%	0.12%

Portfolio turnover rate(e)	21%		39%	55%	41%	38%	116%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	55

GOLDMAN SACHS INTERNATIONAL EQUITY ESG FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs International Equity ESG Fund
	Institutional Shares
	Six Months Ended April 30, 2022 (Unaudited)		Year Ended October 31,
			2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of period	$31.04		$21.53	$21.17	$18.23	$20.30	$16.93

Net investment income(a)	0.17		0.35	0.15	0.29	0.40	0.22

Net realized and unrealized gain (loss)	(4.37)		9.23	0.63	2.89	(2.14)	3.69

Total from investment operations	(4.20)		9.58	0.78	3.18	(1.74)	3.91

Distributions to shareholders from net investment income	(0.40)		(0.07)	(0.42)	(0.24)	(0.33)	(0.54)

Distributions to shareholders from net realized gains	(1.48)		—	—	—	—	—

Total distributions	(1.88)		(0.07)	(0.42)	(0.24)	(0.33)	(0.54)

Net asset value, end of period	$24.96		$31.04	$21.53	$21.17	$18.23	$20.30

Total Return(b)	(14.20)%		44.62%	3.62%	17.76%	(8.76)%	23.78%

Net assets, end of period (in 000’s)	$218,052		$111,615	$23,137	$7,660	$6,835	$127,403

Ratio of net expenses to average net assets	0.86	%(c)	0.86%	0.86%	0.90%	0.90%	0.90%

Ratio of total expenses to average net assets	1.00	%(c)	1.09%	1.33%	1.31%	1.17%	1.22%

Ratio of net investment income to average net assets	1.25	%(c)	1.20%	0.72%	1.49%	1.94%	1.22%

Portfolio turnover rate(d)	21%		39%	55%	41%	38%	116%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

56	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY ESG FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs International Equity ESG Fund
	Service Shares
	Six Months Ended April 30, 2022 (Unaudited)		Year Ended October 31,
			2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of period	$31.63		$22.00	$21.63	$18.70	$20.68	$16.79

Net investment income(a)	0.11		0.17	0.01	0.28	0.22	0.13

Net realized and unrealized gain (loss)	(4.46)		9.46	0.70	2.88	(2.10)	3.76

Total from investment operations	(4.35)		9.63	0.71	3.16	(1.88)	3.89

Distributions to shareholders from net investment income	(0.38)		—	(0.34)	(0.23)	(0.10)	—

Distributions to shareholders from net realized gains	(1.48)		—	—	—	—	—

Total distributions	(1.86)		—	(0.34)	(0.23)	(0.10)	—

Net asset value, end of period	$25.42		$31.63	$22.00	$21.63	$18.70	$20.68

Total Return(b)	(14.41)%		43.90%	3.16%	17.20%	(9.14)%	23.17%

Net assets, end of period (in 000’s)	$677		$260	$4	$4	$4	$4

Ratio of net expenses to average net assets	1.36	%(c)	1.36%	1.34%	1.36%	1.34%	1.39%

Ratio of total expenses to average net assets	1.51	%(c)	1.58%	1.79%	1.75%	1.58%	1.66%

Ratio of net investment income to average net assets	0.75	%(c)	0.57%	0.07%	1.44%	1.07%	0.71%

Portfolio turnover rate(d)	21%		39%	55%	41%	38%	116%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	57

GOLDMAN SACHS INTERNATIONAL EQUITY ESG FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs International Equity ESG Fund
	Investor Shares(a)
	Six Months Ended April 30, 2022 (Unaudited)		Year Ended October 31,
			2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of period	$30.85		$21.41	$21.06	$18.20	$20.23	$16.86

Net investment income(b)	0.16		0.34	0.09	0.36	0.24	0.27

Net realized and unrealized gain (loss)	(4.34)		9.17	0.68	2.78	(2.02)	3.60

Total from investment operations	(4.18)		9.51	0.77	3.14	(1.78)	3.87

Distributions to shareholders from net investment income	(0.40)		(0.07)	(0.42)	(0.28)	(0.25)	(0.50)

Distributions to shareholders from net realized gains	(1.48)		—	—	—	—	—

Total distributions	(1.88)		(0.07)	(0.42)	(0.28)	(0.25)	(0.50)

Net asset value, end of period	$24.79		$30.85	$21.41	$21.06	$18.20	$20.23

Total Return(c)	(14.24)%		44.52%	3.56%	17.64%	(8.92)%	23.63%

Net assets, end of period (in 000’s)	$80,918		$31,735	$1,298	$492	$421	$1,009

Ratio of net expenses to average net assets	0.93	%(d)	0.93%	0.95%	1.00%	1.04%	1.05%

Ratio of total expenses to average net assets	1.12	%(d)	1.20%	1.44%	1.44%	1.34%	1.39%

Ratio of net investment income to average net assets	1.18	%(d)	1.15%	0.44%	1.87%	1.20%	1.50%

Portfolio turnover rate(e)	21%		39%	55%	41%	38%	116%

(a)	Effective August 15, 2017, Class IR changed its name to Investor Shares.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

58	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY ESG FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs International Equity ESG Fund
	Class R6 Shares
	Six Months Ended April 30, 2022 (Unaudited)		Year Ended October 31,
			2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of period	$30.87		$21.41	$21.06	$18.23	$20.30	$16.93

Net investment income(a)	0.17		0.36	0.14	0.45	0.31	0.22

Net realized and unrealized gain (loss)	(4.35)		9.17	0.64	2.71	(2.05)	3.69

Total from investment operations	(4.18)		9.53	0.78	3.16	(1.74)	3.91

Distributions to shareholders from net investment income	(0.40)		(0.07)	(0.43)	(0.33)	(0.33)	(0.54)

Distributions to shareholders from net realized gains	(1.48)		—	—	—	—	—

Total distributions	(1.88)		(0.07)	(0.43)	(0.33)	(0.33)	(0.54)

Net asset value, end of period	$24.81		$30.87	$21.41	$21.06	$18.23	$20.30

Total Return(b)	(14.21)%		44.65%	3.63%	17.76%	(8.74)%	23.80%

Net assets, end of period (in 000’s)	$33,818		$15,095	$1,981	$470	$11	$12

Ratio of net expenses to average net assets	0.85	%(c)	0.85%	0.85%	0.90%	0.89%	0.89%

Ratio of total expenses to average net assets	1.00	%(c)	1.08%	1.32%	1.31%	1.18%	1.22%

Ratio of net investment income to average net assets	1.26	%(c)	1.23%	0.69%	2.35%	1.53%	1.21%

Portfolio turnover rate(d)	21%		39%	55%	41%	38%	116%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	59

GOLDMAN SACHS INTERNATIONAL EQUITY ESG FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs International Equity ESG Fund
	Class P Shares
	Six Months Ended April 30, 2022 (Unaudited)		Year Ended October 31,			Period Ended October 31, 2018(a)
			2021	2020	2019
Per Share Data

Net asset value, beginning of period	$30.87		$21.42	$21.05	$18.23	$20.84

Net investment income(b)	0.17		0.33	0.11	0.36	0.06

Net realized and unrealized gain (loss)	(4.34)		9.19	0.69	2.79	(2.67)

Total from investment operations	(4.17)		9.52	0.80	3.15	(2.61)

Distributions to shareholders from net investment income	(0.40)		(0.07)	(0.43)	(0.33)	—

Distributions to shareholders from net realized gains	(1.48)		—	—	—	—

Total distributions	(1.88)		(0.07)	(0.43)	(0.33)	—

Net asset value, end of period	$24.82		$30.87	$21.42	$21.05	$18.23

Total Return(c)	(14.22)%		44.64%	3.67%	17.73%	(12.52)%

Net assets, end of period (in 000’s)	$111,332		$132,657	$64,838	$68,987	$94,972

Ratio of net expenses to average net assets	0.85	%(d)	0.85%	0.86%	0.89%	0.89	%(d)

Ratio of total expenses to average net assets	1.01	%(d)	1.09%	1.30%	1.29%	1.22	%(d)

Ratio of net investment income to average net assets	1.26	%(d)	1.16%	0.55%	1.88%	0.59	%(d)

Portfolio turnover rate(e)	21%		39%	55%	41%	38%

(a)	Commenced operations on April 16, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

60	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs International Equity Income Fund
	Class A Shares
	Six Months Ended April 30, 2022 (Unaudited)		Year Ended October 31,
			2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of period	$15.13		$11.54	$13.50	$13.25	$14.50	$11.99

Net investment income(a)	0.26		0.39	0.23	0.37	0.37	0.17

Net realized and unrealized gain (loss)	(0.97)		3.53	(1.69)	1.53	(1.36)	2.58

Total from investment operations	(0.71)		3.92	(1.46)	1.90	(0.99)	2.75

Distributions to shareholders from net investment income	(0.19)		(0.33)	(0.50)	(0.36)	(0.26)	(0.24)

Distributions to shareholders from net realized gains	—		—	—	(1.29)	—	—

Total distributions	(0.19)		(0.33)	(0.50)	(1.65)	(0.26)	(0.24)

Net asset value, end of period	$14.23		$15.13	$11.54	$13.50	$13.25	$14.50

Total Return(b)	(4.64)%		34.07%	(11.23)%	(16.95)%	(6.98)%	23.38%

Net assets, end of period (in 000’s)	$32,788		$20,086	$13,669	$16,711	$15,844	$17,937

Ratio of net expenses to average net assets	1.19	%(c)	1.20%	1.23%	1.25%	1.26%	1.30%

Ratio of total expenses to average net assets	1.48	%(c)	1.69%	1.92%	2.16%	1.90%	1.88%

Ratio of net investment income to average net assets	3.46	%(c)	2.71%	1.87%	2.99%	2.54%	1.32%

Portfolio turnover rate(d)	7%		28%	51%	27%	87%	32%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	61

GOLDMAN SACHS INTERNATIONAL EQUITY INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs International Equity Income Fund
	Class C Shares
	Six Months Ended April 30, 2022 (Unaudited)		Year Ended October 31,
			2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of period	$13.24		$10.14	$11.89	$11.88	$12.98	$10.75

Net investment income(a)	0.18		0.25	0.13	0.25	0.25	0.07

Net realized and unrealized gain (loss)	(0.84)		3.09	(1.50)	1.34	(1.22)	2.31

Total from investment operations	(0.66)		3.34	(1.37)	1.59	(0.97)	2.38

Distributions to shareholders from net investment income	(0.15)		(0.24)	(0.38)	(0.29)	(0.13)	(0.15)

Distributions to shareholders from net realized gains	—		—	—	(1.29)	—	—

Total distributions	(0.15)		(0.24)	(0.38)	(1.58)	(0.13)	(0.15)

Net asset value, end of period	$12.43		$13.24	$10.14	$11.89	$11.88	$12.98

Total Return(b)	(4.95)%		33.02%	(11.88)%	16.01%	7.59%	22.44%

Net assets, end of period (in 000’s)	$2,179		$2,149	$1,514	$1,638	$1,673	$3,770

Ratio of net expenses to average net assets	1.94	%(c)	1.95%	1.97%	2.00%	2.01%	2.05%

Ratio of total expenses to average net assets	2.25	%(c)	2.44%	2.67%	2.91%	2.63%	2.63%

Ratio of net investment income to average net assets	2.71	%(c)	1.92%	1.19%	2.24%	1.89%	0.58%

Portfolio turnover rate(d)	7%		28%	51%	27%	87%	32%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

62	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs International Equity Income Fund
	Institutional Shares
	Six Months Ended April 30, 2022 (Unaudited)		Year Ended October 31,
			2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of period	$16.01		$12.20	$14.26	$13.88	$15.20	$12.56

Net investment income(a)	0.30		0.47	0.31	0.42	0.49	0.23

Net realized and unrealized gain (loss)	(1.01)		3.71	(1.80)	1.63	(1.46)	2.70

Total from investment operations	(0.71)		4.18	(1.49)	2.05	(0.97)	2.93

Distributions to shareholders from net investment income	(0.22)		(0.37)	(0.57)	(0.38)	(0.35)	(0.29)

Distributions to shareholders from net realized gains	—		—	—	(1.29)	—	—

Total distributions	(0.22)		(0.37)	(0.57)	(1.67)	(0.35)	(0.29)

Net asset value, end of period	$15.08		$16.01	$12.20	$14.26	$13.88	$15.20

Total Return(b)	(4.47)%		34.45%	(10.86)%	17.29%	(6.59)%	23.88%

Net assets, end of period (in 000’s)	$96,120		$24,118	$10,051	$5,232	$2,666	$40,667

Ratio of net expenses to average net assets	0.85	%(c)	0.85%	0.85%	0.88%	0.87%	0.90%

Ratio of total expenses to average net assets	1.08	%(c)	1.30%	1.55%	1.79%	1.42%	1.49%

Ratio of net investment income to average net assets	3.80	%(c)	3.05%	2.36%	3.13%	3.19%	1.71%

Portfolio turnover rate(d)	7%		28%	51%	27%	87%	32%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	63

GOLDMAN SACHS INTERNATIONAL EQUITY INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs International Equity Income Fund
	Investor Shares(a)
	Six Months Ended April 30, 2022 (Unaudited)		Year Ended October 31,
			2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of period	$15.09		$11.52	$13.51	$13.25	$14.51	$12.00

Net investment income(b)	0.27		0.42	0.29	0.34	0.40	0.24

Net realized and unrealized gain (loss)	(0.95)		3.51	(1.72)	1.59	(1.35)	2.54

Total from investment operations	(0.68)		3.93	(1.43)	1.93	(0.95)	2.78

Distributions to shareholders from net investment income	(0.21)		(0.36)	(0.56)	(0.38)	(0.31)	(0.27)

Distributions to shareholders from net realized gains	—		—	—	(1.29)	—	—

Total distributions	(0.21)		(0.36)	(0.56)	(1.67)	(0.31)	(0.27)

Net asset value, end of period	$14.20		$15.09	$11.52	$13.51	$13.25	$14.51

Total Return(c)	(4.44)%		34.25%	(10.99)%	17.21%	(6.74)%	23.75%

Net assets, end of period (in 000’s)	$39,827		$20,450	$8,958	$3,515	$349	$426

Ratio of net expenses to average net assets	0.94	%(d)	0.95%	0.98%	1.09%	1.01%	1.05%

Ratio of total expenses to average net assets	1.22	%(d)	1.43%	1.71%	1.98%	1.65%	1.64%

Ratio of net investment income to average net assets	3.71	%(d)	2.92%	2.39%	2.67%	2.78%	1.85%

Portfolio turnover rate(e)	7%		28%	51%	27%	87%	32%

(a)	Effective August 15, 2017, Class IR changed its name to Investor Shares.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

64	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs International Equity Income Fund
	Class R6 Shares
	Six Months Ended April 30, 2022 (Unaudited)		Year Ended October 31,
			2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of period	$15.99		$12.18	$14.25	$13.87	$15.20	$12.56

Net investment income(a)	0.30		0.47	0.28	0.49	0.45	0.16

Net realized and unrealized gain (loss)	(1.02)		3.72	(1.78)	1.57	(1.43)	2.77

Total from investment operations	(0.72)		4.19	(1.50)	2.06	(0.98)	2.93

Distributions to shareholders from net investment income	(0.22)		(0.38)	(0.57)	(0.39)	(0.35)	(0.29)

Distributions to shareholders from net realized gains	—		—	—	(1.29)	—	—

Total distributions	(0.22)		(0.38)	(0.57)	(1.68)	(0.35)	(0.29)

Net asset value, end of period	$15.05		$15.99	$12.18	$14.25	$13.87	$15.20

Total Return(b)	(4.47)%		34.52%	(10.93)%	17.41%	(6.62)%	23.91%

Net assets, end of period (in 000’s)	$12,060		$6,050	$2,304	$332	$68	$72

Ratio of net expenses to average net assets	0.84	%(c)	0.84%	0.84%	0.86%	0.86%	0.89%

Ratio of total expenses to average net assets	1.09	%(c)	1.29%	1.59%	1.80%	1.51%	1.43%

Ratio of net investment income to average net assets	3.81	%(c)	3.03%	2.22%	3.74%	2.99%	1.16%

Portfolio turnover rate(d)	7%		28%	51%	27%	87%	32%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	65

GOLDMAN SACHS INTERNATIONAL EQUITY INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs International Equity Income Fund
	Class R Shares
	Six Months Ended April 30, 2022 (Unaudited)		Year Ended October 31,
			2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of period	$15.19		$11.60	$13.55	$13.32	$14.59	$12.08

Net investment income(a)	0.24		0.41	0.24	0.36	0.34	0.14

Net realized and unrealized gain (loss)	(0.96)		3.48	(1.74)	1.52	(1.37)	2.59

Total from investment operations	(0.72)		3.89	(1.50)	1.88	(1.03)	2.73

Distributions to shareholders from net investment income	(0.18)		(0.30)	(0.45)	(0.36)	(0.24)	(0.22)

Distributions to shareholders from net realized gains	—		—	—	(1.29)	—	—

Total distributions	(0.18)		(0.30)	(0.45)	(1.65)	(0.24)	(0.22)

Net asset value, end of period	$14.29		$15.19	$11.60	$13.55	$13.32	$14.59

Total Return(b)	(4.73)%		33.62%	(11.44)%	(16.63)%	(7.19)%	22.99%

Net assets, end of period (in 000’s)	$623		$620	$173	$73	$84	$44

Ratio of net expenses to average net assets	1.44	%(c)	1.44%	1.48%	1.50%	1.51%	1.55%

Ratio of total expenses to average net assets	1.75	%(c)	1.91%	2.19%	2.40%	2.18%	2.12%

Ratio of net investment income to average net assets	3.21	%(c)	2.79%	1.96%	2.90%	2.38%	1.05%

Portfolio turnover rate(d)	7%		28%	51%	27%	87%	32%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

66	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs International Equity Income Fund
	Class P Shares
	Six Months Ended April 30, 2022 (Unaudited)		Year Ended October 31,			Period Ended October 31, 2018(a)
			2021	2020	2019
Per Share Data

Net asset value, beginning of period	$15.98		$12.17	$14.23	$13.86	$15.62

Net investment income(b)	0.30		0.47	0.30	0.44	0.16

Net realized and unrealized gain (loss)	(1.02)		3.72	(1.79)	1.61	(1.84)

Total from investment operations	(0.72)		4.19	(1.49)	2.05	(1.68)

Distributions to shareholders from net investment income	(0.22)		(0.38)	(0.57)	(0.39)	(0.08)

Distributions to shareholders from net realized gains	—		—	—	(1.29)	—

Total distributions	(0.22)		(0.38)	(0.57)	(1.68)	(0.08)

Net asset value, end of period	$15.04		$15.98	$12.17	$14.23	$13.86

Total Return(c)	(4.48)%		34.55%	(10.89)%	17.34%	(10.76)%

Net assets, end of period (in 000’s)	$28,345		$28,616	$20,799	$32,643	$30,930

Ratio of net expenses to average net assets	0.84	%(d)	0.84%	0.84%	0.85%	0.84	%(d)

Ratio of total expenses to average net assets	1.12	%(d)	1.32%	1.51%	1.76%	1.84	%(d)

Ratio of net investment income to average net assets	3.81	%(d)	3.05%	2.33%	3.37%	2.00	%(d)

Portfolio turnover rate(e)	7%		28%	51%	27%	87%

(a)	Commenced operations on April 16, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	67

GOLDMAN SACHS FUNDAMENTAL EQUITY INTERNATIONAL FUNDS

Notes to Financial Statements

April 30, 2022 (Unaudited)

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered	Diversified/ Non-diversified
China Equity	A, C, Institutional, Investor, R6 and P	Diversified
Emerging Markets Equity	A, C, Institutional, Service, Investor, R6 and P	Non-diversified
ESG Emerging Markets Equity	A, C, Institutional, Investor, R6, R and P	Non-diversified
International Equity ESG	A, C, Institutional, Service, Investor, R6 and P	Diversified
International Equity Income	A, C, Institutional, Investor, R6, R and P	Diversified

Class A Shares are sold with a front-end sales charge of up to 5.50%. Class C Shares are sold with a contingent deferred sales charge (“CDSC”) of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional, Service, Investor, Class R6, Class R and Class P Shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to a management agreement (the “Agreement”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions. Each Fund is an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies.

A.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income, and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. These reclaims, if any, are recorded when the amount is known and there are no significant uncertainties on collectability. Such amounts recovered, if any, are reflected as other income in the Statements of Operations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), if any, and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the applicable Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agency and Service and Shareholder Administration fees.

68

GOLDMAN SACHS FUNDAMENTAL EQUITY INTERNATIONAL FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

D.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, each Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid according to the following schedule:

Fund	Income Distributions Declared/Paid	Capital Gains Distributions Declared/Paid
China Equity	Annually	Annually
Emerging Markets Equity	Annually	Annually
ESG Emerging Markets Equity	Annually	Annually
International Equity ESG	Annually	Annually
International Equity Income	Semi-Annually	Annually

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Foreign Currency Translation — The accounting records and reporting currency of a Fund are maintained in United States (“U.S.”) dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency translation. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Funds’ policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The level in the fair value hierarchy within which the fair value measurement in its entirety falls shall be determined based on the lowest level input that is significant to the fair value measurement in its entirety. The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable

(including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

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Notes to Financial Statements (continued)

April 30, 2022 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.   Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities will be valued at the valid closing bid price for long positions and at the valid closing ask price for short positions (i.e., where there is sufficient volume, during normal exchange trading hours). If no valid bid/ask price is available, the equity security will be valued pursuant to the Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. Certain equity securities containing unique attributes may be classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price for long positions or the last ask price for short positions, and are generally classified as Level 2. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Fair Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Underlying Funds (including Money Market Funds) — Underlying funds (“Underlying Funds”) include other investment companies and exchange-traded funds (“ETFs”). Investments in the Underlying Funds (except ETFs) are valued at the NAV per share on the day of valuation. ETFs are valued daily at the last sale price or official closing price on the principal exchange or system on which the investment is traded. Because the Funds invest in Underlying Funds that fluctuate in value, the Funds’ shares will correspondingly fluctuate in value. Underlying Funds are generally classified as Level 1 of the fair value hierarchy. To the extent that underlying ETFs are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of a Fund’s investments may be determined under Valuation Procedures approved by the Trustees.

GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments.

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3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

C.  Fair Value Hierarchy — The following is a summary of the Funds’ investments classified in the fair value hierarchy as of April 30, 2022:

CHINA EQUITY FUND

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Asia	$2,668,143	$92,748,206	$—

Investment Company	1,321,208	—	—

Securities Lending Reinvestment Vehicle	259,000	—	—

Total	$4,248,351	$92,748,206	$—

EMERGING MARKETS EQUITY FUND

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Africa	$116,271,689	$32,817,226	$—

Asia	201,700,784	2,870,479,790	—	(b)

Europe	—	104,556,780	—

North America	153,229,016	21,604,473	—

South America	148,239,074	51,933,500	—

Exchange-Traded Fund	100,173,704	—	—

Securities Lending Reinvestment Vehicle	68,061,600	—	—

Total	$787,675,867	$3,081,391,769	$—

ESG EMERGING MARKETS EQUITY FUND

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Africa	$1,933,145	$300,339	$—

Asia	2,688,184	33,144,630	—	(b)

Europe	—	870,147	—

North America	2,326,449	—	—

South America	2,837,236	219,508	—

Investment Company	900,774	—	—

Total	$10,685,788	$34,534,624	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile noted in table. The Fund utilizes fair value model prices provided by an independent third-party fair value service for certain international equity securities resulting in a Level 2 classification.
(b)	Amount represents valuations of Russian investments for which GSAM has determined include significant unobservable inputs as of April 30, 2022. To the extent that the same positions were held as of the Fund’s prior fiscal year end, October 31, 2021, they were classified as either Level 1 or Level 2.

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Notes to Financial Statements (continued)

April 30, 2022 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

INTERNATIONAL EQUITY ESG FUND

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Asia	$12,069,191	$92,997,138	$—

Europe	6,023,035	347,141,785	—

North America	—	48,414,833	—
Investment Company	3,479,973	—	—

Securities Lending Reinvestment Vehicle	30,579,478	—	—

Total	$52,151,677	$488,553,756	$—

INTERNATIONAL EQUITY INCOME FUND

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Asia	$—	$27,589,255	$—

Europe	6,741,402	135,573,319	—

North America	—	20,164,302	—

Oceania	—	15,404,180	—

Investment Company	8,346,685	—	—

Total	$15,088,087	$198,731,056	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile noted in table. The Fund utilizes fair value model prices provided by an independent third-party fair value service for certain international equity securities resulting in a Level 2 classification.

For further information regarding security characteristics, see the Schedules of Investments.

4. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

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4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

For the six months ended April 30, 2022, contractual and effective net management fees with GSAM were at the following rates:

	Contractual Management Rate					Effective Rate	Effective Net Management Rate^
Fund	First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Next $8 billion
China Equity	1.00%	0.90%	0.86%	0.84%	0.82%	1.00%	1.00%
Emerging Markets Equity	1.02	1.02	0.92	0.87	0.85	0.97	0.86	(1)
ESG Emerging Markets Equity	0.98	0.98	0.88	0.84	0.82	0.98	0.96	(2)
International Equity ESG	0.85	0.77	0.73	0.71	0.70	0.85	0.82	(3)
International Equity Income	0.80	0.72	0.68	0.67	0.66	0.80	0.80

^	Effective Net Management Rate includes the impact of management fee waivers of affiliated underlying funds, if any.
(1)	GSAM agreed to waive a portion of its management fee in order to achieve an effective net management fee rate of 0.90% as an annual percentage of the average daily net assets of the Fund. This waiver will be effective through at least February 28, 2023, and prior to such date GSAM may not terminate the arrangement without approval of the Trustees.
(2)	Effective February 28, 2022, GSAM agreed to waive a portion of its management fee in order to achieve an effective net management fee rate of 0.94% as an annual percentage of average daily net assets of the Fund. This waiver will be effective through at least February 28, 2023, and prior to such date GSAM may not terminate the arrangement without approval of the Trustees.
(3)	GSAM agreed to waive a portion of its management fee in order to achieve an effective net management fee rate of 0.82% as an annual percentage of the average daily net assets of the Fund. This waiver will be effective through at least February 28, 2023, and prior to such date GSAM may not terminate the arrangement without approval of the Trustees.

The Funds invest in Institutional Shares of the Goldman Sachs Financial Square Government Fund, which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by the Funds in an amount equal to the management fee it earns as an investment adviser to the affiliated Underlying Fund in which the Funds invest, except those management fees it earns from the Funds’ investments of cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund. For the six months ended April 30, 2022, GSAM waived $723, $20,560, $530, $8,855 and $2,698 of the China Equity, Emerging Markets Equity, ESG Emerging Markets Equity, International Equity ESG and International Equity Income Funds’ management fees, respectively.

B.  Distribution and/or Service (12b-1) Plans — The Trust, on behalf of Class A and Class R Shares of each applicable Fund, has adopted Distribution and Service Plans subject to Rule 12b-1 under the Act. Under the Distribution and Service Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class A or Class R Shares of the Funds, as applicable, as set forth below.

The Trust, on behalf of Class C Shares of each applicable Fund, has adopted a Distribution Plan subject to Rule 12b-1 under the Act. Under the Distribution Plan, Goldman Sachs as Distributor is entitled to a fee accrued daily and paid monthly for distribution services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class C Shares of the Funds, as set forth below.

The Trust, on behalf of Service Shares of each applicable Fund, has adopted a Service Plan subject to Rule 12b-1 under the Act to allow Service Shares to compensate service organizations (including Goldman Sachs) for providing personal and account maintenance services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations equal to an annual percentage rate of the average daily net assets attributable to Service Shares of the Funds as set forth below.

	Distribution and/or Service Plan Rates
	Class A*	Class C	Service	Class R*
Distribution and/or Service Plan	0.25%	0.75%	0.25%	0.50%

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution and/or Service Plans to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

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Notes to Financial Statements (continued)

April 30, 2022 (Unaudited)

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class A Shares’ front end sales charge and Class C Shares’ CDSC. For the six months ended April 30, 2022, Goldman Sachs retained the following amounts:

	Front End Sales Charge	Contingent Deferred Sales Charge
Fund	Class A	Class C
China Equity	$3,735	$—
Emerging Markets Equity	18,420	—
ESG Emerging Markets Equity	94	—
International Equity ESG	7,236	192
International Equity Income	2,183	—

D.  Service and Shareholder Administration Plans — The Trust, on behalf of each applicable Fund, has adopted Service Plans to allow Class C Shares and Shareholder Administration Plans to allow Service Shares, respectively, to compensate service organizations (including Goldman Sachs) for providing varying levels of personal and account maintenance or shareholder administration services to their customers who are beneficial owners of such shares. The Service and Shareholder Administration Plans each provide for compensation to the service organizations equal to an annual percentage rate of 0.25% of the average daily net assets attributable to Class C and Service Shares of the Funds.

E.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.16% of the average daily net assets of Class A, Class C, Investor and Class R Shares; 0.03% of the average daily net assets of Class R6 and Class P Shares; and 0.04% of the average daily net assets of Institutional and Service Shares.

For the six months ended April 30, 2022, the transfer agency fee waivers were as follows:

	China Equity		Emerging Markets Equity	ESG Emerging Markets Equity	International Equity ESG	International Equity Income
Transfer Agency Waivers (Class A, Class C, Investor, and Class R Shares)*	0.04%	(a)	0.06%	0.04%	0.05%	0.03%

*	These arrangements will remain in effect through at least February 28, 2023, and prior to such date, Goldman Sachs may not terminate the arrangement without the approval of the Board of Trustees.
(a)	Prior to February 28, 2022, the waiver was 0.07%.

F.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to reduce or limit certain “Other Expenses” of the Funds (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for the China Equity, Emerging Markets Equity, ESG Emerging Markets Equity, International Equity ESG and International Equity Income Funds are 0.114%, 0.104%, 0.124%, 0.004% and 0.014%, respectively. These Other Expense limitations will remain in place through at least February 28, 2023 and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Funds have entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

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4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

For the six months ended April 30, 2022, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Fund	Management Fee Waiver	Transfer Agency Waiver/Credits	Other Expense Reimbursement	Total Expense Reductions
China Equity	$723	$6,453	$180,176	$187,352
Emerging Markets Equity	2,344,566	165,503	—	2,510,069
ESG Emerging Markets Equity	3,546	946	278,612	283,104
International Equity ESG	77,770	32,848	264,572	375,190
International Equity Income	2,698	8,310	185,886	196,894

G.  Line of Credit Facility — As of April 30, 2022, the Funds participated in a $1,250,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the six months ended April 30, 2022, the Funds did not have any borrowings under the facility. Prior to April 22, 2022 the facility was $1,000,000,000.

H.  Other Transactions with Affiliates — For the six months ended April 30, 2022, Goldman Sachs earned $1,304, $11, and $387 in brokerage commissions from portfolio transactions, on behalf of the Emerging Markets Equity, ESG Emerging Markets Equity and International Equity ESG Funds, respectively.

The following table provides information about the Funds’ investments in the Goldman Sachs Financial Square Government Fund as of and for the six months ended April 30, 2022:

Fund	Beginning Value as of October 31, 2021	Purchased at Cost	Proceeds from Sales	Ending Value as of April 30, 2022	Shares as of April 30, 2022	Dividend Income
China Equity	$—	$26,449,591	$(25,128,383)	$1,321,208	1,321,208	$739
Emerging Markets Equity	36,545,431	954,067,369	(990,612,800)	—	—	13,185
ESG Emerging Markets Equity	884,272	25,356,212	(25,339,710)	900,774	900,774	402
International Equity ESG	12,758,723	212,639,531	(221,918,281)	3,479,973	3,479,973	4,778
International Equity Income	2,460,180	81,763,286	(75,876,781)	8,346,685	8,346,685	2,514

As of April 30, 2022, The Goldman Sachs Group, Inc. was the beneficial owner of the following Funds:

Fund	Class C	Investor	Class R6	Class R
ESG Emerging Markets Equity	10%	0%	0%	0%

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Notes to Financial Statements (continued)

April 30, 2022 (Unaudited)

5. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the six months ended April 30, 2022, were as follows:

Fund	Purchases	Sales and Maturities
China Equity	$21,633,486	$24,036,206
Emerging Markets Equity	1,675,521,579	1,096,714,611
ESG Emerging Markets Equity	34,646,214	9,308,064
International Equity ESG	335,400,090	94,459,521
International Equity Income	131,651,525	10,481,581

6. SECURITIES LENDING

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and the terms and conditions contained therein the China Equity, Emerging Markets Equity, International Equity ESG and International Equity Income Funds may lend their securities through a securities lending agent, Goldman Sachs Agency Lending (“GSAL”), a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Funds’ securities lending procedures, the Funds receive cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Funds at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Funds on the next business day. As with other extensions of credit, the Funds may experience delay in the recovery of their securities or incur a loss should the borrower of the securities breach its agreement with the Funds or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Dividend income received from securities on loan may not be subject to withholding taxes and therefore withholding taxes paid may differ from the amounts listed in the Statements of Operations. Loans of securities are terminable at any time and as such 1) the remaining contractual maturities of the outstanding securities lending transactions are considered to be overnight and continuous and 2) the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The China Equity, Emerging Markets Equity, International Equity ESG and International Equity Income Funds invest the cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund (“Government Money Market Fund”), an affiliated series of the Goldman Sachs Trust. The Government Money Market Fund is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act, and is managed by GSAM, for which GSAM may receive a management fee of up to 0.16% on an annualized basis of the average daily net assets of the Government Money Market Fund.

In the event of a default by a borrower with respect to any loan, GSAL will exercise any and all remedies provided under the applicable borrower agreement to make the Funds whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If GSAL is unable to purchase replacement securities, GSAL will indemnify the Funds by paying the Funds an amount equal to the market value of the securities loaned minus the value of cash collateral received from the borrower for the loan, subject to an exclusion for any shortfalls resulting from a loss of value in such cash collateral due to reinvestment risk. The Funds’ master netting agreements with certain borrowers provide the right, in the event of a default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. However, in the event of a default by a borrower, a resolution authority could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of set-off that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws. The Funds’ loaned securities were all subject to enforceable Securities Lending Agreements and the value of the collateral was at least equal to the value of the cash received. The amounts of the Funds’ overnight and continuous agreements, which represent the gross

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6. SECURITIES LENDING (continued)

amounts of recognized liabilities for securities lending transactions outstanding as of April 30, 2022, are disclosed as “Payable upon return of securities loaned” on the Statements of Assets and Liabilities, where applicable.

Each of the China Equity, Emerging Markets Equity, International Equity ESG and International Equity Income Funds and GSAL received compensation relating to the lending of the Funds’ securities. The amounts earned, if any, by the Funds for the six months ended April 30, 2022, are reported under Investment Income on the Statements of Operations.

The table below details securities lending activity with affiliates of Goldman Sachs:

	For the six months ended April 30, 2022		Amounts Payable to Goldman Sachs upon Return of Securities Loaned as of April 30, 2022
Fund	Earnings of GSAL Relating to Securities Loaned	Amounts Received by the Funds from Lending to Goldman Sachs
China Equity	$59	$—	$—
Emerging Markets Equity	6,318	12,393	—
ESG Emerging Markets Equity	2	—	—
International Equity ESG	—	—	—

The following table provides information about the Funds’ investment in the Government Money Market Fund for the six months ended April 30, 2022.

Fund	Beginning Value as of October 31, 2021	Purchases at Cost	Proceeds from Sales	Ending Value as of April 30, 2022
China Equity	$352,275	$1,397,725	$(1,491,000)	$259,000
Emerging Markets Equity	45,470,600	312,378,343	(289,787,343)	68,061,600
International Equity ESG	—	35,612,477	(5,032,999)	30,579,478

7. TAX INFORMATION

As of the Funds’ most recent fiscal year ended October 31, 2021, the Funds’ capital loss carryforwards and certain timing differences on a tax basis were as follows:

	China Equity	Emerging Markets Equity	ESG Emerging Markets Equity	International Equity ESG	International Equity Income
Capital loss carryforwards:
Perpetual Long-term	$—	$—	$(24,018,179)	$—	$—
Perpetual Short-term	—	(16,346,119)	(28,752,165)	—	(108,296)
Total capital loss carryforwards	$—	$(16,346,119)	$(52,770,344)	$—	$(108,296)
Timing differences (Foreign Tax Reclaims
Accrued but not Received/Late Year
Ordinary Loss Deferrals)	$—	$—	$(9,562)	$209,559	$25,435

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Notes to Financial Statements (continued)

April 30, 2022 (Unaudited)

7. TAX INFORMATION (continued)

As of April 30, 2022, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	China Equity	Emerging Markets Equity	ESG Emerging Markets Equity	International Equity ESG	International Equity Income
Tax cost	$115,500,695	$3,906,623,271	$52,594,914	$569,997,929	$220,495,937
Gross unrealized gain	9,154,459	504,134,666	1,183,649	20,695,555	7,160,156
Gross unrealized loss	(27,658,597)	(541,690,301)	(8,558,151)	(49,988,051)	(13,836,950)
Net unrealized gain (loss)	$(18,504,138)	$(37,555,635)	$(7,374,502)	$(29,292,496)	$(6,676,794)

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales and differences in the tax treatment of passive foreign investment company investments.

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

8. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Dividend-Paying Investments Risk — A Fund’s investments in dividend-paying securities could cause a Fund to underperform other funds. Securities that pay dividends, as a group, can fall out of favor with the market, causing such securities to underperform securities that do not pay dividends. Depending upon market conditions and political and legislative responses to such conditions, dividend-paying securities that meet a Fund’s investment criteria may not be widely available and/or may be highly concentrated in only a few market sectors. In addition, issuers that have paid regular dividends or distributions to shareholders may not continue to do so at the same level or at all in the future. This may limit the ability of a Fund to produce current income.

ESG Standards Risk — The ESG Emerging Markets Equity and International Equity ESG Funds’ adherence to their environmental, social and governance (“ESG”) criteria and the application of GSAM’s supplemental ESG analysis when selecting investments may affect the Funds’ exposure to certain companies, sectors, regions, and countries and may affect the Funds’ performance depending on whether such investments are in or out of favor. For example, the Funds will not seek to invest in companies that GSAM believes have adverse social or environmental impacts (i.e., gambling, alcohol, tobacco, coal or weapons companies), and the Funds will not seek to invest in companies that GSAM believes show inadequate governance standards (e.g., certain state-owned enterprises).

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information; less stringent investor protections; less stringent accounting, corporate governance, financial reporting and disclosure standards; and less economic, political and social stability in the countries in which a Fund invests. The imposition of sanctions, exchange controls (including repatriation restrictions), confiscation of assets and property, trade restrictions (including tariffs) and other government restrictions by the U.S. or other governments, or problems with registration, settlement or custody, may also result in losses. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which a Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that a Fund also invests in securities of issuers located in, or economically tied to, emerging markets, these risks may be more pronounced.

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8. OTHER RISKS (continued)

The type and severity of sanctions and other similar measures, including counter sanctions and other retaliatory actions, that may be imposed could vary broadly in scope, and their impact is impossible to predict. For example, the imposition of sanctions and other similar measures could, among other things, cause a decline in the value and/or liquidity of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country and increase market volatility and disruption in the sanctioned country and throughout the world. Sanctions and other similar measures could limit or prevent a Fund from buying and selling securities (in the sanctioned country and other markets), significantly delay or prevent the settlement of securities transactions, and significantly impact the Fund’s liquidity and performance. Foreign risk also involves the risk of negative foreign currency exchange rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which a Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that a fund also invests in securities of issuers located in, or economically tied to, emerging markets, these risks may be more pronounced.

Foreign Custody Risk — A Fund invests in foreign securities, and as such the Fund may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Geographic Risk — If a Fund focuses its investments in securities of issuers located in a particular country or geographic region, the Fund may be subjected, to a greater extent than if its investments were less focused, to the risks of volatile economic cycles and/or conditions and developments that may be particular to that country or region, such as: adverse securities markets; adverse exchange rates; adverse social, political, regulatory, economic, business, environmental or other developments; or natural disasters.

Investments in Other Investment Companies Risk — As a shareholder of another investment company, including an ETF, a Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. ETFs are subject to risks that do not apply to conventional mutual funds, including but not limited to, the following: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) an active trading market for an ETF’s shares may not develop or be maintained.

Issuer Concentration Risk — The Funds may invest in a relatively small number of issuers. As a result, they may be subject to greater risks than a fund that invests in a greater number of issuers. A change in the value of any single investment held by the Funds may affect the overall value of the Funds more than it would affect a mutual fund that holds more investments. In particular, the Funds may be more susceptible to adverse developments affecting any single issuer in the Funds and may be susceptible to greater losses because of these developments.

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause a Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would.

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Notes to Financial Statements (continued)

April 30, 2022 (Unaudited)

8. OTHER RISKS (continued)

Liquidity Risk — A Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to remaining investors’ interests because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. If a Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s NAV and dilute remaining investors’ interests. These risks may be more pronounced in connection with the Funds’ investments in securities of issuers located in emerging market countries. Redemptions by large shareholders may have a negative impact on a Fund’s liquidity.

Market and Credit Risks — In the normal course of business, a Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). The value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, acts of terrorism, social unrest, natural disasters, the spread of infectious illness or other public health threats could also significantly impact a Fund and its investments. Additionally, a Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Non-Diversification Risk — Emerging Markets Equity and ESG Emerging Markets Equity Funds are non-diversified, meaning that they are permitted to invest a larger percentage of their assets in one or more issuers or in fewer issuers than diversified mutual funds. Thus, a Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

10. SUBSEQUENT EVENTS

Subsequent events after the Statements of Assets and Liabilities date have been evaluated, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

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11. SUMMARY OF SHARE TRANSACTIONS

	China Equity Fund

	For the Six Months Ended April 30, 2022 (Unaudited)		For the Fiscal Year Ended October 31, 2021

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	233,538	$6,607,142	327,821	$12,698,801
Reinvestment of distributions	38,187	1,231,906	26,855	987,442
Shares redeemed	(193,773)	(5,912,518)	(243,540)	(9,138,855)
	77,952	1,926,530	111,136	4,547,388
Class C Shares
Shares sold	21,822	577,139	42,814	1,389,950
Reinvestment of distributions	4,182	117,638	1,789	58,335
Shares redeemed	(19,271)	(494,724)	(18,973)	(620,691)
	6,733	200,053	25,630	827,594
Institutional Shares
Shares sold	189,064	6,096,854	639,105	27,686,559
Reinvestment of distributions	35,229	1,228,445	14,051	554,169
Shares redeemed	(193,839)	(6,478,132)	(309,907)	(12,471,869)
	30,454	847,167	343,249	15,768,859
Investor Shares
Shares sold	5,098	146,188	92,918	4,040,569
Reinvestment of distributions	955	33,071	2,271	88,975
Shares redeemed	(5,322)	(168,047)	(97,961)	(3,867,348)
	731	11,212	(2,772)	262,196
Class R6 Shares
Shares sold	12,884	393,141	46,019	1,989,393
Reinvestment of distributions	2,164	75,181	977	38,386
Shares redeemed	(8,430)	(277,312)	(26,832)	(1,045,178)
	6,618	191,010	20,164	982,601
Class P
Shares sold	299,754	9,687,061	1,328,102	58,309,131
Reinvestment of distributions	141,016	4,901,721	82,585	3,246,437
Shares redeemed	(393,040)	(12,535,210)	(489,595)	(19,190,904)
	47,730	2,053,572	921,092	42,364,664

NET INCREASE	170,218	$5,229,544	1,418,499	$64,753,302

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Notes to Financial Statements (continued)

April 30, 2022 (Unaudited)

11. SUMMARY OF SHARE TRANSACTIONS (continued)

	Emerging Markets Equity Fund

	For the Six Months Ended April 30, 2022 (Unaudited)		For the Fiscal Year Ended October 31, 2021

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	2,542,121	$65,763,006	4,280,912	$124,419,278
Reinvestment of distributions	63,497	1,666,807	6,822	187,599
Shares redeemed	(1,992,751)	(51,361,073)	(5,423,589)	(158,313,522)
	612,867	16,068,740	(1,135,855)	(33,706,645)
Class C Shares
Shares sold	109,137	2,514,348	577,804	15,201,688
Reinvestment of distributions	4,469	103,985	—	—
Shares redeemed	(211,279)	(4,796,540)	(243,447)	(6,278,331)
	(97,673)	(2,178,207)	334,357	8,923,357
Institutional Shares
Shares sold	41,190,553	1,112,622,850	42,501,112	1,316,059,363
Reinvestment of distributions	839,728	23,638,349	161,320	4,755,711
Shares redeemed	(24,451,930)	(650,280,619)	(12,616,376)	(390,477,385)
	17,578,351	485,980,580	30,046,056	930,337,689
Service Shares
Shares sold	97,265	2,403,811	216,703	6,127,997
Reinvestment of distributions	9,770	247,171	—	—
Shares redeemed	(91,177)	(2,256,241)	(166,951)	(4,692,764)
	15,858	394,742	49,752	1,435,233
Investor Shares
Shares sold	3,815,945	102,295,338	6,072,425	188,814,654
Reinvestment of distributions	91,807	2,565,099	15,778	461,817
Shares redeemed	(3,072,426)	(82,388,109)	(2,182,734)	(67,958,019)
	835,326	22,472,328	3,905,469	121,318,452
Class R6 Shares
Shares sold	1,260,694	34,723,933	3,147,994	97,502,426
Reinvestment of distributions	43,244	1,222,948	6,770	200,450
Shares redeemed	(1,304,696)	(35,716,529)	(636,100)	(20,095,496)
	(758)	230,352	2,518,664	77,607,380
Class P Shares
Shares sold	7,320,805	203,037,916	14,510,264	455,891,542
Reinvestment of distributions	309,507	8,752,840	64,362	1,905,777
Shares redeemed	(7,663,200)	(205,394,454)	(1,699,704)	(53,055,351)
	(32,888)	6,396,302	12,874,922	404,741,968

NET INCREASE	18,911,082	$529,364,837	48,593,365	$1,510,657,434

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11. SUMMARY OF SHARE TRANSACTIONS (continued)

	ESG Emerging Markets Equity Fund

	For the Six Months Ended April 30, 2022 (Unaudited)		For the Fiscal Year Ended October 31, 2021

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	9,116	$113,674	69,991	$1,033,573
Reinvestment of distributions	20,700	259,255	—	—
Shares redeemed	(52,257)	(654,073)	(60,759)	(867,587)
Shares issued in connection with merger	—	—	273,310	4,187,103
	(22,441)	(281,144)	282,542	4,353,089
Class C Shares
Shares sold	367	4,096	360	5,184
Shares redeemed	736	9,013	(56,226)	(820,204)
Shares issued in connection with merger	(2,996)	(36,888)	60,820	920,201
	(1,893)	(23,779)	4,954	105,181
Institutional Shares
Shares sold	1,896,843	22,142,947	160,077	2,311,073
Reinvestment of distributions	31,841	400,485	2,172	30,382
Shares redeemed	(94,518)	(1,141,145)	(822,989)	(11,743,225)
Shares issued in connection with merger	—	—	283,218	4,341,741
	1,834,166	21,402,287	(377,522)	(5,060,029)
Investor Shares
Shares sold	16,405	209,290	6,580	93,266
Reinvestment of distributions	6,195	77,847	11	158
Shares redeemed	(19,818)	(248,620)	(19,002)	(271,406)
Shares issued in connection with merger	—	—	84,748	1,299,196
	2,782	38,517	72,337	1,121,214
Class R6 Shares
Shares sold	65,995	746,409	395	5,656
Reinvestment of distributions	373	4,683	17	237
Shares redeemed	(83)	(1,034)	(5,536)	(79,946)
Shares issued in connection with merger	—	—	757	11,598
	66,285	750,058	(4,367)	(62,455)
Class R Shares
Shares sold	3,965	47,256	2,987	41,861
Reinvestment of distributions	1,409	17,502	—	—
Shares redeemed	(19)	(226)	(5,624)	(78,627)
	5,355	64,532	(2,637)	(36,766)
Class P Shares
Shares sold	710,152	8,516,507	407,953	5,911,509
Reinvestment of distributions	114,661	1,441,940	42	586
Shares redeemed	(344,671)	(4,041,438)	(10,184)	(145,159)
Shares issued in connection with merger	—	—	1,027,732	15,755,130
	480,142	5,917,009	1,425,543	21,522,066

NET INCREASE	2,364,396	$27,867,480	1,400,850	$21,942,300

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Notes to Financial Statements (continued)

April 30, 2022 (Unaudited)

11. SUMMARY OF SHARE TRANSACTIONS (continued)

	International Equity ESG Fund

	For the Six Months Ended April 30, 2022 (Unaudited)		For the Fiscal Year Ended October 31, 2021

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	647,142	$17,773,748	722,947	$20,409,262
Reinvestment of distributions	131,881	3,638,112	54	1,408
Shares redeemed	(324,195)	(8,704,365)	(281,154)	(7,863,045)
	454,828	12,707,495	441,847	12,547,625
Class C Shares
Shares sold	98,006	2,494,538	104,783	2,658,899
Reinvestment of distributions	21,874	551,527	—	—
Shares redeemed	(33,638)	(852,740)	(264,638)	(6,724,888)
	86,242	2,193,325	(159,855)	(4,065,989)
Institutional Shares
Shares sold	7,311,336	204,393,098	3,216,053	92,806,415
Reinvestment of distributions	257,096	7,277,624	3,345	89,177
Shares redeemed	(2,428,179)	(64,090,051)	(698,424)	(20,179,279)
	5,140,253	147,580,671	2,520,974	72,716,313
Service Shares
Shares sold	23,027	625,347	12,152	364,641
Reinvestment of distributions	717	20,704	—	—
Shares redeemed	(5,345)	(140,290)	(4,125)	(122,300)
	18,399	505,761	8,027	242,341
Investor Shares
Shares sold	2,669,538	73,164,465	1,052,845	30,820,739
Reinvestment of distributions	81,077	2,279,918	225	5,951
Shares redeemed	(515,174)	(13,808,360)	(85,096)	(2,449,463)
	2,235,441	61,636,023	967,974	28,377,227
Class R6 Shares
Shares sold	1,011,561	27,822,320	435,422	12,635,665
Reinvestment of distributions	44,543	1,253,796	286	7,595
Shares redeemed	(182,167)	(4,919,419)	(39,284)	(1,133,096)
	873,937	24,156,697	396,424	11,510,164
Class P Shares
Shares sold	375,599	10,558,070	1,393,169	39,839,557
Reinvestment of distributions	281,627	7,925,666	8,443	223,814
Shares redeemed	(468,068)	(13,145,332)	(132,065)	(3,780,549)
	189,158	5,338,404	1,269,547	36,282,822

NET INCREASE	8,998,258	$254,118,376	5,444,938	$157,610,503

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11. SUMMARY OF SHARE TRANSACTIONS (continued)

	International Equity Income Fund

	For the Six Months Ended April 30, 2022 (Unaudited)		For the Fiscal Year Ended October 31, 2021

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	1,395,734	$21,011,783	303,236	$4,398,992
Reinvestment of distributions	17,088	250,000	27,263	396,802
Shares redeemed	(436,751)	(6,165,150)	(186,971)	(2,701,106)
	976,071	15,096,633	143,528	2,094,688
Class C Shares
Shares sold	33,562	440,507	48,433	623,178
Reinvestment of distributions	1,943	24,914	2,846	36,613
Shares redeemed	(22,558)	(295,369)	(38,233)	(484,150)
	12,947	170,052	13,046	175,641
Institutional Shares
Shares sold	5,156,075	82,267,043	1,092,396	16,937,735
Reinvestment of distributions	32,044	496,037	22,270	343,278
Shares redeemed	(318,659)	(4,990,359)	(432,411)	(6,467,584)
	4,869,460	77,772,721	682,255	10,813,429
Investor Shares
Shares sold	1,976,195	29,366,747	946,534	13,807,772
Reinvestment of distributions	21,875	318,940	24,711	358,627
Shares redeemed	(548,034)	(8,126,756)	(394,436)	(5,736,642)
	1,450,036	21,558,931	576,809	8,429,757
Class R6 Shares
Shares sold	473,159	7,469,128	225,518	3,444,069
Reinvestment of distributions	5,695	87,992	6,190	95,219
Shares redeemed	(56,118)	(882,125)	(42,460)	(637,707)
	422,736	6,674,995	189,248	2,901,581
Class R Shares
Shares sold	3,917	58,934	27,958	395,632
Reinvestment of distributions	521	7,665	641	9,503
Shares redeemed	(1,628)	(24,619)	(2,753)	(39,514)
	2,810	41,980	25,846	365,621
Class P Shares
Shares sold	245,889	3,929,569	166,755	2,591,798
Reinvestment of distributions	26,100	402,984	42,660	652,395
Shares redeemed	(178,825)	(2,893,193)	(127,109)	(1,912,186)
	93,164	1,439,360	82,306	1,332,007

NET INCREASE	7,827,224	$122,754,672	1,713,038	$26,112,724

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Liquidity Risk Management Program (Unaudited)

Each Fund has adopted and implemented a liquidity risk management program (the “Program”) in accordance with Rule 22e-4 under the 1940 Act. The Program seeks to assess and manage each Fund’s liquidity risk, i.e., the risk that a Fund is unable to satisfy redemption requests without significantly diluting remaining investors’ interests in the Fund. The Board of Trustees of the Trust has designated GSAM, each Fund’s investment adviser, to administer the Program. Certain aspects of the Program rely on third parties to perform certain functions, including the provision of market data and application of models.

The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence a Fund’s liquidity risk; (2) the periodic classification (no less frequently than monthly) of a Fund’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under Rule 22e-4); (4) for a Fund that does not invest primarily in “highly liquid investments” (as defined under Rule 22e-4), the determination of a minimum percentage of the Fund’s assets that will generally be invested in highly liquid investments (a “Highly Liquid Investment Minimum”); and (5) periodic reporting to the Board of Trustees.

At a meeting of the Board of Trustees on February 8-9, 2022, GSAM provided a written report to the Board addressing the operation, and the adequacy and effectiveness of the implementation, of the Program, including, as applicable, the operation of any Highly Liquid Investment Minimum and any material changes to the Program, for the period from January 1, 2021 through December 31, 2021 (the “Reporting Period”). Among other things, the annual report discussed: (1) the results of stress tests designed to assess liquidity under a hypothetical stressed scenario involving elevated redemptions; (2) an assessment of the methodologies used to classify investments into one of four liquidity categories; and (3) the impact of local holidays in non-U.S. jurisdictions. The report concluded that the Program continues to be reasonably designed to assess and manage liquidity risk and was adequately and effectively implemented during the Reporting Period.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to your Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which it may be subject.

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Impact of Russian Invasion of Ukraine (Unaudited)

The Russian invasion of Ukraine has negatively affected the global economy and has resulted in significant disruptions in financial markets and increased macroeconomic uncertainty. In addition, governments around the world have responded to Russia’s invasion by imposing economic sanctions and export controls on certain industry sectors, companies and individuals in or associated with Russia. Russia has imposed its own restrictions against investors and countries outside Russia and has proposed additional measures aimed at non-Russian-owned businesses. Businesses in the U.S. and globally have experienced shortages in materials and increased costs for transportation, energy and raw materials due, in part, to the negative effects of the war on the global economy. The escalation or continuation of the war between Russia and Ukraine or other hostilities presents heightened risks relating to cyber-attacks, the frequency and volume of failures to settle securities transactions, supply chain disruptions, inflation, as well as the potential for increased volatility in commodity, currency and other financial markets. The extent and duration of the war, sanctions and resulting market disruptions, as well as the potential adverse consequences for the Funds operations are difficult to predict.

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Fund Expenses — Six Month Period Ended April 30, 2022 (Unaudited)

As a shareholder of Class A, Class C, Institutional, Service, Investor, Class R6, Class R or Class P Shares of a Fund you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares) and contingent deferred sales charges on redemptions (with respect to Class C Shares); and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (with respect to Class A, Class C and Service Shares); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class C, Institutional, Service, Investor, Class R6, Class R and Class P Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2021 through April 30, 2022, which represents a period of 181 days of a 365 day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fee or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	China Equity Fund				Emerging Markets Equity Fund				ESG Emerging Markets Equity Fund				International Equity ESG Fund				International Equity Income Fund
Share Class	Beginning Account Value 11/1/21	Ending Account Value 4/30/22		Expenses Paid for the 6 months ended 4/30/2022*	Beginning Account Value 11/1/21	Ending Account Value 4/30/22		Expenses Paid for the 6 months ended 4/30/2022*	Beginning Account Value 11/1/21	Ending Account Value 4/30/22		Expenses Paid for the 6 months ended 4/30/2022*	Beginning Account Value 11/1/21	Ending Account Value 4/30/22		Expenses Paid for the 6 months ended 4/30/2022*	Beginning Account Value 11/1/21	Ending Account Value 4/30/22		Expenses Paid for the 6 months ended 4/30/2022*

Class A
Actual	$1,000.00	$704.40		$6.17	$1,000.00	$763.05		$5.64	$1,000.00	$775.16		$6.43	$1,000.00	$856.41		$5.43	$1,000.00	$953.64		$5.76
Hypothetical 5% return	1,000.00	1,017.55	+	7.30	1,000.00	1,018.40	+	6.46	1,000.00	1,017.55	+	7.30	1,000.00	1,018.94	+	5.91	1,000.00	1,018.89	+	5.96
Class C
Actual	1,000.00	701.65		9.32	1,000.00	760.02		8.90	1,000.00	772.51		9.71	1,000.00	853.08		8.87	1,000.00	950.49		9.38
Hypothetical 5% return	1,000.00	1,013.84	+	11.04	1,000.00	1,014.68	+	10.19	1,000.00	1,013.84	+	11.04	1,000.00	1,015.22	+	9.64	1,000.00	1,015.17	+	9.69
Institutional
Actual	1,000.00	705.44		4.86	1,000.00	763.97		4.29	1,000.00	776.61		4.93	1,000.00	857.97		3.96	1,000.00	955.31		4.12
Hypothetical 5% return	1,000.00	1,019.09	+	5.76	1,000.00	1,019.93	+	4.91	1,000.00	1,019.24	+	5.61	1,000.00	1,020.53	+	4.31	1,000.00	1,020.58	+	4.26
Service
Actual	N/A	N/A		N/A	1,000.00	762.21		6.47	N/A	N/A		N/A	1,000.00	855.94		6.26	N/A	N/A		N/A
Hypothetical 5% return	N/A	N/A		N/A	1,000.00	1,017.46	+	7.40	N/A	N/A		N/A	1,000.00	1,018.05	+	6.80	N/A	N/A		N/A
Investor
Actual	1,000.00	705.45		5.12	1,000.00	763.88		4.55	1,000.00	776.20		5.33	1,000.00	857.63		4.28	1,000.00	955.56		4.56
Hypothetical 5% return	1,000.00	1,018.79	+	6.06	1,000.00	1,019.64	+	5.21	1,000.00	1,018.79	+	6.06	1,000.00	1,020.18	+	4.66	1,000.00	1,020.13	+	4.71
Class R6
Actual	1,000.00	705.49		4.82	1,000.00	764.08		4.24	1,000.00	776.25		4.84	1,000.00	857.90		3.92	1,000.00	955.27		4.07
Hypothetical 5% return	1,000.00	1,019.14	+	5.71	1,000.00	1,019.98	+	4.86	1,000.00	1,019.34	+	5.51	1,000.00	1,020.58	+	4.26	1,000.00	1,020.63	+	4.21
Class R
Actual	N/A	N/A		N/A	N/A	N/A		N/A	1,000.00	774.63		7.52	N/A	N/A		N/A	1,000.00	952.71		6.97
Hypothetical 5% return	N/A	N/A		N/A	N/A	N/A		N/A	1,000.00	1,016.31	+	8.55	N/A	N/A		N/A	1,000.00	1,017.65	+	7.20
Class P
Actual	1,000.00	705.56		4.82	1,000.00	764.34		4.24	1,000.00	776.23		4.93	1,000.00	857.79		3.92	1,000.00	955.22		4.07
Hypothetical 5% return	1,000.00	1,019.14	+	5.71	1,000.00	1,019.98	+	4.86	1,000.00	1,019.24	+	5.61	1,000.00	1,020.58	+	4.26	1,000.00	1,020.63	+	4.21

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.
*	Expenses are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended April 30, 2022. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A Shares	Class C Shares	Institutional Shares	Service Shares	Investor Shares	Class R6 Shares	Class R Shares	Class P Shares
China Equity Fund	1.46%	2.21%	1.15%	N/A	1.21%	1.14%	N/A	1.14%
Emerging Markets Equity Fund	1.29	2.04	0.98	1.48%	1.04	0.97	N/A	0.97
ESG Emerging Markets Equity Fund	1.46	2.21	1.12	N/A	1.21	1.10	1.71%	1.12
International Equity ESG Fund	1.18	1.93	0.86	1.36	0.93	0.85	N/A	0.85
International Equity Income Fund	1.19	1.94	0.85	N/A	0.94	0.84	1.44	0.84

88

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Asset Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $2.13 trillion in assets under supervision as of March 31, 2022, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

Money Market

Financial Square FundsSM

∎	Financial Square Treasury Solutions Fund[1]
∎	Financial Square Government Fund[1]
∎	Financial Square Money Market Fund[2]
∎	Financial Square Prime Obligations Fund[2]
∎	Financial Square Treasury Instruments Fund[1]
∎	Financial Square Treasury Obligations Fund[1]
∎	Financial Square Federal Instruments Fund[1]

Investor FundsSM

∎	Investor Money Market Fund[3]
∎	Investor Tax-Exempt Money Market Fund[3]

Fixed Income

Short Duration and Government

∎	Enhanced Income Fund
∎	Short-Term Conservative Income Fund
∎	Short Duration Government Fund
∎	Short Duration Bond Fund[4]
∎	Government Income Fund
∎	Inflation Protected Securities Fund

Multi-Sector

∎	Bond Fund
∎	Core Fixed Income Fund
∎	Global Core Fixed Income Fund
∎	Strategic Income Fund
∎	Income Fund

Municipal and Tax-Free

∎	High Yield Municipal Fund
∎	Dynamic Municipal Income Fund
∎	Short Duration Tax-Free Fund
∎	Municipal Income Completion Fund

Single Sector

∎	Investment Grade Credit Fund
∎	U.S. Mortgages Fund
∎	High Yield Fund
∎	High Yield Floating Rate Fund
∎	Emerging Markets Debt Fund
∎	Local Emerging Markets Debt Fund

Fixed Income Alternatives

∎	Long Short Credit Strategies Fund

Fundamental Equity

∎	Equity Income Fund
∎	Small Cap Growth Fund
∎	Small Cap Value Fund
∎	Small/Mid Cap Value Fund
∎	Mid Cap Value Fund
∎	Large Cap Value Fund
∎	Focused Value Fund
∎	Large Cap Core Fund[5]
∎	Strategic Growth Fund
∎	Small/Mid Cap Growth Fund
∎	Flexible Cap Fund
∎	Concentrated Growth Fund
∎	Technology Opportunities Fund
∎	Mid Cap Growth Fund[6]
∎	Rising Dividend Growth Fund
∎	U.S. Equity ESG Fund
∎	Income Builder Fund

Tax-Advantaged Equity

∎	U.S. Tax-Managed Equity Fund
∎	International Tax-Managed Equity Fund
∎	U.S. Equity Dividend and Premium Fund
∎	International Equity Dividend and Premium Fund

Equity Insights

∎	Small Cap Equity Insights Fund
∎	U.S. Equity Insights Fund
∎	Small Cap Growth Insights Fund
∎	Large Cap Growth Insights Fund
∎	Large Cap Value Insights Fund
∎	Small Cap Value Insights Fund
∎	International Small Cap Insights Fund
∎	International Equity Insights Fund
∎	Emerging Markets Equity Insights Fund

Fundamental Equity International

∎	International Equity Income Fund
∎	International Equity ESG Fund
∎	China Equity Fund
∎	Emerging Markets Equity Fund
∎	ESG Emerging Markets Equity Fund

Alternative

∎	Clean Energy Income Fund
∎	Defensive Equity Fund
∎	Real Estate Securities Fund
∎	Commodity Strategy Fund
∎	Global Real Estate Securities Fund
∎	Absolute Return Tracker Fund
∎	Managed Futures Strategy Fund
∎	MLP Energy Infrastructure Fund
∎	Energy Infrastructure Fund
∎	Multi-Manager Alternatives Fund
∎	Global Infrastructure Fund

Total Portfolio Solutions

∎	Global Managed Beta Fund
∎	Multi-Manager Non-Core Fixed Income Fund
∎	Multi-Manager Global Equity Fund
∎	Multi-Manager International Equity Fund
∎	Tactical Tilt Overlay Fund
∎	Balanced Strategy Portfolio
∎	Multi-Manager U.S. Small Cap Equity Fund
∎	Multi-Manager Real Assets Strategy Fund
∎	Growth and Income Strategy Portfolio
∎	Growth Strategy Portfolio
∎	Dynamic Global Equity Fund
∎	Satellite Strategies Portfolio
∎	Enhanced Dividend Global Equity Portfolio
∎	Tax-Advantaged Global Equity Portfolio
∎	Strategic Factor Allocation Fund
∎	Strategic Volatility Premium Fund
∎	Target Date Retirement Portfolio
∎	Target Date 2025 Portfolio
∎	Target Date 2030 Portfolio
∎	Target Date 2035 Portfolio
∎	Target Date 2040 Portfolio
∎	Target Date 2045 Portfolio
∎	Target Date 2050 Portfolio
∎	Target Date 2055 Portfolio
∎	Target Date 2060 Portfolio
∎	GQG Partners International Opportunities Fund
[1]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[2]	You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[3]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[4]	Effective after the close of business on July 29, 2021, the Goldman Sachs Short Duration Income Fund was renamed the Goldman Sachs Short Duration Bond Fund.
[5]	Effective after the close of business on April 13, 2022, the Goldman Sachs Capital Growth Fund was renamed the Goldman Sachs Large Cap Core Fund.
[6]	Effective after the close of business on April 13, 2022, the Goldman Sachs Growth Opportunities Fund was renamed the Goldman Sachs Mid Cap Growth.
Financial Square FundsSM and Investor FundsSM are registered service marks of Goldman Sachs & Co. LLC.
*	This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES Jessica Palmer, Chair Dwight L. Bush Kathryn A. Cassidy John G. Chou Diana M. Daniels Joaquin Delgado Eileen H. Dowling James A. McNamara Roy W. Templin Gregory G. Weaver Paul C. Wirth	OFFICERS James A. McNamara, President Joseph F. DiMaria, Principal Financial Officer, Principal Accounting Officer and Treasurer Caroline L. Kraus, Secretary

GOLDMAN SACHS & CO. LLC Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our website at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Funds will file portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be made available on the SEC’s web site at http://www.sec.gov. Portfolio holdings information may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Fund holdings and allocations shown are as of April 30, 2022 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

© 2022 Goldman Sachs. All rights reserved. 281668-OTU-1622081 EQINTEMESAR-22

Goldman Sachs Funds

Semi-Annual Report	April 30, 2022

International Equity Insights Funds
Emerging Markets Equity Insights
International Equity Insights
International Small Cap Insights

Goldman Sachs International Equity

Insights Funds

∎	EMERGING MARKETS EQUITY INSIGHTS

∎	INTERNATIONAL EQUITY INSIGHTS

∎	INTERNATIONAL SMALL CAP INSIGHTS

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

MARKET REVIEW

Goldman Sachs International Equity Insights Funds

The following are highlights both of key factors affecting the emerging markets and international equity markets and of any key changes made to the Goldman Sachs International Equity Insights Funds (the “Funds”) during the six months ended April 30, 2022 (the “Reporting Period”). A fuller review of the markets and these changes will appear in the Funds’ annual shareholder report covering the 12 months ended October 31, 2022.

Market and Economic Review

Emerging Markets Equities

•	Representing the emerging markets equity markets, the MSCI Emerging Markets Standard Index (net) (MSCI Emerging Markets Index) returned -14.15% during the Reporting Period.

•

As the Reporting Period began in November 2021, the MSCI Emerging Markets Index fell sharply, as the Omicron variant of COVID-19 spread across regions, dampening investor sentiment and leading to mixed outlooks for the global economic recovery.

•

In December 2021, emerging markets equities rose. Global economic data was encouraging despite market participants closely monitoring the implications of the spread of the Omicron variant, inflation remaining top of mind for investors, and China’s heightened regulations, mainly in the technology sector, weighing on sentiment.

•	The MSCI Emerging Markets Index fell in each of the first four months of 2022.

•

In January, both growing tensions between Russia and Ukraine and rising global borrowing costs worried investors. COVID-19 cases surged and hospitalizations rose, further dampening investor sentiment around an economic recovery across emerging markets.

•	In February, the Russia/Ukraine situation deteriorated sharply, with Russia launching a full-scale invasion, triggering a sell-off in emerging markets equities.

•	In March and April, the Russia/Ukraine war continued to drive a sell-off in emerging markets equities.

•	Additionally in April, as inflation loomed internationally, the acceleration in global food prices rivaled the increase in oil prices, creating a new set of risks for the emerging markets.

•

The best performing sector within the MSCI Emerging Markets Index during the Reporting Period was utilities, the only sector to post a positive total return for the Reporting Period. The weakest performing sectors were consumer discretionary, health care and energy.

•

The best performing countries within the MSCI Emerging Markets Index during the Reporting Period were United Arab Emirates, Brazil, Saudi Arabia, Kuwait and Qatar — all oil exporting countries. The weakest performing countries during the Reporting Period were Hungary, Poland, China, Egypt and South Korea.

•	The MSCI Russia Index declined 52.75% in February 2022, having been a top detractor from the MSCI Emerging Markets Index in prior months as well.

•

Effective March 9, 2022, MSCI Inc. removed Russian securities from the MSCI Emerging Markets Index after deeming the Russian equity market “uninvestable” amidst Russia’s invasion of Ukraine. MSCI Inc. announced the MSCI Russia Indexes would be reclassified to “standalone markets” instead of “emerging markets” across all of MSCI’s indexes “at a price that is effectively zero.”

International Equities

•	Representing the developed international equity markets, the MSCI EAFE Standard Index (net) (MSCI EAFE Index) returned -11.80% for the Reporting Period.

1

MARKET REVIEW

•	As the Reporting Period began, international equity markets receded in November 2021 following a strong October.

•

The markets fell around fears that the new Omicron variant of COVID-19 would weigh on investor sentiment. Travel restrictions were re-imposed to curtail the variant’s spread, and lockdown measures were re-instituted in Europe. Japan’s equity market fell due to both inflation and supply-chain issues as well as concerns about the Omicron variant.

•	Persistently high inflation weighed on market sentiment as well.

•

In December 2021, international equities experienced a strong rebound, as the initial scare around the Omicron variant dissipated amid studies showing its symptoms were less severe than prior variants. Also, value stocks generally outperformed growth stocks, which benefited international equities given their relatively high value/cyclical exposures.

•

During the first quarter of 2022, international equities fell, facing pressures from global concerns around rising inflation, planned interest rate hikes by the U.S. Federal Reserve (the “Fed”), rising bond yields, valuation concerns, and Russia’s invasion of Ukraine.

•

Major countries around the world took a public stance condemning Russia’s invasion and imposed various economic sanctions, including removal of Russian financial institutions from bank connectivity network SWIFT, banning transactions with the Russian central bank and halting trading of Russian securities. Such sanctions further boosted the price of crude oil in the global markets.

•

Driven by increased market volatility, the Fed signaled a slower than anticipated pace of monetary policy tightening while retaining a cautionary focus on rising inflation. That said, Fed officials raised short-term interest rates by 25 basis points in March, the first U.S. rate hike since the end of 2018. (A basis point is 1/100th of a percentage point.)

•	Hopes around the success of diplomatic talks and peaceful negotiations between Russia and Ukraine led to some market recovery toward the end of the first calendar quarter.

•

Still, beyond the broader concerns around the geopolitical crisis, the impact on commodity prices reinforced concerns around supply-side inflation and led to worries about a potential stagflation scenario — particularly in Europe. (Stagflation is characterized by slow economic growth and high inflation.) However, the corporate earnings season retained its overall strength.

•

Other macroeconomic uncertainties included those around regulation in China, the status of Chinese shares listed in the U.S., and slowing economic growth in China, all exacerbated by the imposition of lockdowns and manufacturing halts due to a rise in COVID-19 cases, leading, in turn, to further supply-chain issues.

•	International equities continued to sell off in April 2022.

•	Inflation continued to rise, and supply-chain issues worsened as China instituted lockdowns following a surge in COVID-19 cases.

•	More consumer-facing sectors, in particular, struggled, as they were negatively impacted by supply-chain disruptions and weak consumer confidence.

•

The best performing sector within the MSCI EAFE Index during the Reporting Period was energy, the only sector to post a positive total return for the Reporting Period. The weakest performing sectors were information technology, consumer discretionary and industrials.

•

The best performing country within the MSCI EAFE Index was Chile, the only constituent to post a positive total return for the Reporting Period. Other countries within the MSCI EAFE Index that performed comparatively well, albeit generating negative total returns, were the U.K., Australia, Norway and Hong Kong. The weakest performing countries during the Reporting Period were Poland, the Netherlands, Ireland, Austria and New Zealand.

Fund Changes and Highlights

No material changes were made to the Funds during the Reporting Period.

2

FUND BASICS

Emerging Markets Equity Insights Fund

as of April 30, 2022

PERFORMANCE REVIEW

November 1, 2021–April 30, 2022	Fund Total Return (based on NAV)[1]	MSCI Emerging Markets Standard Index (Net, USD, Unhedged)[2]

Class A	-10.94%	-14.15%
Class C	-11.30	-14.15
Institutional	-10.74	-14.15
Investor	-10.78	-14.15
Class R6	-10.73	-14.15
Class R	-11.04	-14.15
Class P	-10.74	-14.15

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The MSCI Emerging Markets Standard Index (Net, USD, Unhedged) is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. As of April 30, 2022, the MSCI® Emerging Markets Standard Index (Net, USD, Unhedged) consists of the following 24 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Malaysia, Mexico, Pakistan, Peru, the Philippines, Poland, Qatar, Saudi Arabia, South Africa, Korea, Kuwait, Taiwan, Thailand, Turkey and the United Arab Emirates. The MSCI® Emerging Markets Standard Index (Net, USD, Unhedged) figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

TOP TEN HOLDINGS AS OF 4/30/22[1]

Holding	% of Net Assets	Line of Business	Country

Taiwan Semiconductor Manufacturing Co. Ltd.	5.7%	Semiconductors & Semiconductor Equipment	Taiwan
Samsung Electronics Co. Ltd.	4.7	Technology Hardware & Equipment	South Korea
Tencent Holdings Ltd.	3.3	Media & Entertainment	China
Alibaba Group Holding Ltd. ADR	2.2	Retailing	China
Infosys Ltd. ADR	2.2	Software & Services	India
China Construction Bank Corp., Class H	2.0	Banks	China
NetEase, Inc. ADR	1.9	Media & Entertainment	China
Vale SA ADR	1.8	Materials	Brazil
Cathay Financial Holding Co. Ltd.	1.7	Insurance	Taiwan
Hana Financial Group, Inc.	1.6	Banks	South Korea

[1]	The top 10 holdings may not be representative of the Fund’s future investments.

3

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[2]

As of April 30, 2022

[2]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Investments in the securities lending reinvestment vehicle represented 0.4% of the Fund’s net assets at April 30, 2022. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments. Percentages may not sum to 100% due to rounding.

For more information about the Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

4

FUND BASICS

International Equity Insights Fund

as of April 30, 2022

PERFORMANCE REVIEW

November 1, 2021–April 30, 2022	Fund Total Return (based on NAV)[1]	MSCI® EAFE Standard Index (Net, USD, Unhedged)[2]

Class A	-11.03%	-11.80%
Class C	-11.37	-11.80
Institutional	-10.87	-11.80
Service	-11.11	-11.80
Investor	-10.95	-11.80
Class R6	-10.87	-11.80
Class R	-11.15	-11.80
Class P	-10.87	-11.80

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The unmanaged MSCI® EAFE Standard Index (Net, USD, Unhedged) is a market capitalization-weighted composite of securities in 21 developed markets. As of April 30, 2022, the MSCI® EAFE Standard Index (Net, USD, Unhedged) consists of the following 21 developed countries: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. The MSCI® EAFE Standard Index (Net, USD, Unhedged) figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

TOP TEN HOLDINGS AS OF 4/30/22[1]

Holding	% of Net Assets	Line of Business	Country

ASML Holding NV	2.4%	Semiconductors & Semiconductor Equipment	Netherlands
Novo Nordisk A/S, Class B	2.1	Pharmaceuticals, Biotechnology & Life Sciences	Denmark
British American Tobacco PLC	1.5	Food, Beverage & Tobacco	United Kingdom
Commonwealth Bank of Australia	1.5	Banks	Australia
Shell PLC	1.4	Energy	Netherlands
GlaxoSmithKline PLC ADR	1.3	Pharmaceuticals, Biotechnology & Life Sciences	United States
BHP Group Ltd.	1.3	Materials	Australia
Diageo PLC	1.3	Food, Beverage & Tobacco	United Kingdom
Nestle SA (Registered)	1.2	Food, Beverage & Tobacco	United States
UBS Group AG (Registered)	1.2	Diversified Financials	Switzerland

[1]	The top 10 holdings may not be representative of the Fund’s future investments.

5

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[2]

As of April 30, 2022

[2]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Investments in the securities lending reinvestment vehicle represented 4.1% of the Fund’s net assets at April 30, 2022. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments. Percentages may not sum to 100% due to rounding.

For more information about the Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

6

FUND BASICS

International Small Cap Insights Fund

as of April 30, 2022

PERFORMANCE REVIEW

November 1, 2021–April 30, 2022	Fund Total Return (based on NAV)[1]	MSCI® EAFE Small Cap Index (Net, USD, Unhedged)[2]

Class A	-12.75%	-16.06%
Class C	-13.06	-16.06
Institutional	-12.57	-16.06
Investor	-12.61	-16.06
Class R6	-12.53	-16.06
Class P	-12.53	-16.06

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The MSCI® EAFE Small Cap Index (Net, USD, Unhedged) is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. and Canada. The MSCI® EAFE Small Cap Index (Net, USD, Unhedged) selects the most liquid securities across developed markets relative to their market capitalization, and targets for index inclusion 40% of the full market capitalization of the eligible small cap universe within each industry group, within each country. Its returns include net reinvested dividends but, unlike Fund returns, do not reflect the payment of sales commissions or other expenses incurred in the purchase or sale of the securities included in the MSCI® EAFE Small Cap Index (Net, USD, Unhedged). It is not possible to invest directly in an index.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

TOP TEN HOLDINGS AS OF 4/30/22[1]

Holding	% of Net Assets	Line of Business	Country

K+S AG (Registered)	1.2%	Materials	Germany
PSP Swiss Property AG (Registered)	1.2	Real Estate	Switzerland
D’ieteren Group	1.1	Retailing	Belgium
Tritax Big Box REIT PLC REIT	1.1	Real Estate	United Kingdom
Leonardo SpA	1.1	Capital Goods	Italy
Golden Ocean Group Ltd.	1.1	Transportation	Norway
Charter Hall Group REIT	1.0	Real Estate	Australia
OCI NV	1.0	Materials	Netherlands
Aurubis AG	1.0	Materials	Germany
Man Group PLC	1.0	Diversified Financials	United Kingdom

[1]	The top 10 holdings may not be representative of the Fund’s future investments.

7

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[2]

As of April 30, 2022

[2]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Investments in the securities lending reinvestment vehicle represented 2.6% of the Fund’s net assets at April 30, 2022. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments. Percentages may not sum to 100% due to rounding.

For more information about the Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

8

GOLDMAN SACHS EMERGING MARKETS EQUITY INSIGHTS FUND

Schedule of Investments

April 30, 2022 (Unaudited)

Shares	Description	Value

Common Stocks – 93.1%
Brazil – 5.3%
849,100	Ambev SA ADR (Food, Beverage & Tobacco)	$2,470,881
1,425,200	Banco do Brasil SA (Banks)	9,576,380
29,800	Cia Energetica de Minas Gerais (Utilities)	115,428
5,153,000	Cia Energetica de Minas Gerais ADR (Utilities)(a)	15,613,590
459,600	CPFL Energia SA (Utilities)	3,360,580
211,800	EDP – Energias do Brasil SA (Utilities)	907,356
245,225	Embraer SA ADR (Capital Goods)*	2,788,208
784,600	Enauta Participacoes SA (Energy)	3,275,548
1,075,900	Grendene SA (Consumer Durables & Apparel)	2,056,505
150,500	Itau Unibanco Holding SA (Banks)	611,260
619,700	Marfrig Global Foods SA (Food, Beverage & Tobacco)	2,350,221
48,200	Odontoprev SA (Health Care Equipment & Services)	98,955
248,500	Petro Rio SA (Energy)*	1,342,034
99,600	Porto Seguro SA (Insurance)	409,968
572,200	Santos Brasil Participacoes SA (Transportation)	820,578
628,500	Sao Martinho SA (Food, Beverage & Tobacco)	5,899,875
982,400	Transmissora Alianca de Energia Eletrica SA (Utilities)	8,739,156
1,942,500	Vale SA ADR (Materials)	32,808,825
275,800	WEG SA (Capital Goods)	1,679,139

		94,924,487

Chile – 0.8%
31,060	Banco Santander Chile ADR (Banks)	603,806
2,255,673	Cencosud SA (Food & Staples Retailing)	3,610,622
136,549	Cia Cervecerias Unidas SA ADR (Food, Beverage & Tobacco)	1,821,564
6,699,020	Cia Sud Americana de Vapores SA (Transportation)	757,289
1,261,730	Falabella SA (Retailing)	3,543,603
43,836	Sociedad Quimica y Minera de Chile SA ADR (Materials)	3,235,097

		13,571,981

China – 33.2%
60,265,000	Agricultural Bank of China Ltd., Class H (Banks)	22,603,108
408,000	Alibaba Group Holding Ltd. ADR (Retailing)*	39,612,720
218,000	Anhui Expressway Co. Ltd., Class H (Transportation)	192,134
784,413	AVIC Electromechanical Systems Co. Ltd., Class A (Capital Goods)	1,160,429

Common Stocks – (continued)
China – (continued)
9,400	Baidu, Inc. ADR (Media & Entertainment)*	1,167,198
37,382,000	Bank of China Ltd., Class H (Banks)	14,668,045
786,500	Bank of Communications Co. Ltd., Class A (Banks)	599,010
12,182,000	Bank of Communications Co. Ltd., Class H (Banks)	8,477,320
12,982,000	Bosideng International Holdings Ltd. (Consumer Durables & Apparel)	6,475,045
54,500	BYD Co. Ltd., Class H (Automobiles & Components)	1,586,044
17,551,000	CGN Power Co. Ltd., Class H (Utilities)(b)	4,931,896
4,204,000	China BlueChemical Ltd., Class H (Materials)	1,445,126
16,138,000	China CITIC Bank Corp. Ltd., Class H (Banks)	8,202,137
49,877,000	China Construction Bank Corp., Class H (Banks)	35,532,338
1,562,000	China Education Group Holdings Ltd. (Consumer Services)	1,331,195
1,465,600	China International Marine Containers Group Co. Ltd., Class H (Capital Goods)	2,015,721
1,019,000	China Medical System Holdings Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	1,458,950
410,000	China Merchants Port Holdings Co. Ltd. (Transportation)	715,777
552,261	China National Medicines Corp. Ltd. (Health Care Equipment & Services)	2,439,868
932,552	China Northern Rare Earth Group High-Tech Co. Ltd., Class A (Materials)	4,390,664
330,000	China Oilfield Services Ltd., Class H (Energy)	337,841
1,818,800	China Pacific Insurance Group Co. Ltd., Class H (Insurance)	4,032,233
32,654,000	China Petroleum & Chemical Corp., Class H (Energy)	15,983,224
594,000	China Resources Land Ltd. (Real Estate)	2,652,931
218,600	China Resources Sanjiu Medical & Pharmaceutical Co. Ltd., Class A (Pharmaceuticals, Biotechnology & Life Sciences)	1,213,393
868,000	China Shenhua Energy Co. Ltd., Class H (Energy)	2,773,136
619,000	China Suntien Green Energy Corp. Ltd., Class H (Energy)	349,438
754,000	China XLX Fertiliser Ltd. (Materials)	647,011

The accompanying notes are an integral part of these financial statements.	9

GOLDMAN SACHS EMERGING MARKETS EQUITY INSIGHTS FUND

Schedule of Investments (continued)

April 30, 2022 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
China – (continued)
1,087,382	China Yangtze Power Co. Ltd., Class A (Utilities)	$3,705,568
6,148,000	China Yongda Automobiles Services Holdings Ltd. (Retailing)	5,700,902
9,960,000	CITIC Ltd. (Capital Goods)	10,303,720
99,250	COSCO SHIPPING Holdings Co. Ltd., Class H (Transportation)*	154,409
161,000	Country Garden Services Holdings Co. Ltd. (Real Estate)	678,580
10,428,000	CSPC Pharmaceutical Group Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	10,661,028
120,000	Do-Fluoride New Materials Co. Ltd., Class A (Materials)	562,450
1,485,942	Dong-E-E-Jiao Co. Ltd., Class A (Pharmaceuticals, Biotechnology & Life Sciences)	6,737,919
688,000	Dongyue Group Ltd. (Materials)	809,971
248,500	ENN Energy Holdings Ltd. (Utilities)	3,328,676
13,055,921	Focus Media Information Technology Co. Ltd., Class A (Media & Entertainment)	11,366,817
5,064,500	Great Wall Motor Co. Ltd., Class H (Automobiles & Components)	7,092,461
2,874,890	Guangzhou Baiyunshan Pharmaceutical Holdings Co. Ltd., Class A (Pharmaceuticals, Biotechnology & Life Sciences)	12,526,586
912,000	Guangzhou Baiyunshan Pharmaceutical Holdings Co. Ltd., Class H (Pharmaceuticals, Biotechnology & Life Sciences)	2,352,490
893,000	Haitian International Holdings Ltd. (Capital Goods)	2,198,056
56,700	Huazhu Group Ltd. ADR (Consumer Services)	1,714,608
496,100	Hubei Xingfa Chemicals Group Co. Ltd., Class A (Materials)	2,364,870
6,881,000	Industrial & Commercial Bank of China Ltd., Class H (Banks)	4,147,913
815,307	Inner Mongolia Yuan Xing Energy Co. Ltd., Class A (Materials)*	1,031,352
86,300	JD.com, Inc. ADR (Retailing)*	5,321,258
117,921	JD.com, Inc., Class A (Retailing)*	3,676,607
317,625	Jiangsu Yanghe Brewery Joint-Stock Co. Ltd., Class A (Food, Beverage & Tobacco)	7,538,038
32,400	JOYY, Inc. ADR (Media & Entertainment)	1,282,068
1,969,500	Kingboard Holdings Ltd. (Technology Hardware & Equipment)	8,866,921
16,626,000	Kunlun Energy Co. Ltd. (Utilities)	13,797,699
768,500	KWG Group Holdings Ltd. (Real Estate)	274,981

Common Stocks – (continued)
China – (continued)
2,220,000	Lenovo Group Ltd. (Technology Hardware & Equipment)	2,155,627
537,700	Li Auto, Inc. ADR (Automobiles & Components)*	12,060,611
1,660,500	Li Ning Co. Ltd. (Consumer Durables & Apparel)	12,942,218
2,882,000	Lifetech Scientific Corp. (Health Care Equipment & Services)*	803,571
110,500	Longfor Group Holdings Ltd. (Real Estate)(b)	547,261
940,400	Meituan, Class B (Retailing)*(b)	20,149,392
348,000	NetEase, Inc. ADR (Media & Entertainment)	33,174,840
208,400	NetEase, Inc. (Media & Entertainment)	3,991,960
1,271,000	People’s Insurance Co. Group of China Ltd. (The), Class H (Insurance)	404,882
36,220,000	PetroChina Co. Ltd., Class H (Energy)	17,193,417
395,700	Pharmaron Beijing Co. Ltd., Class H (Pharmaceuticals, Biotechnology & Life Sciences)(b)	4,970,963
20,564,000	PICC Property & Casualty Co. Ltd., Class H (Insurance)	21,033,259
367,800	Pinduoduo, Inc. ADR (Retailing)*	15,848,502
5,806,700	Shandong Nanshan Aluminum Co. Ltd., Class A (Materials)	2,806,803
127,000	Shanghai Industrial Holdings Ltd. (Capital Goods)	187,093
7,653,448	Shanghai International Port Group Co. Ltd., Class A (Transportation)	6,793,805
310,800	Shanghai Pharmaceuticals Holding Co. Ltd., Class H (Health Care Equipment & Services)	502,555
3,380,558	Shanxi Meijin Energy Co. Ltd., Class A (Materials)*	5,249,447
1,474,441	Shanxi Taigang Stainless Steel Co. Ltd., Class A (Materials)	1,307,882
2,138,000	Shougang Fushan Resources Group Ltd. (Materials)	798,909
1,291,417	Sichuan Swellfun Co. Ltd., Class A (Food, Beverage & Tobacco)	13,611,934
29,000	Silergy Corp. (Semiconductors & Semiconductor Equipment)	2,581,941
2,032,000	Sinofert Holdings Ltd. (Materials)*	338,800
4,878,000	SITC International Holdings Co. Ltd. (Transportation)	16,216,763
1,251,800	Tencent Holdings Ltd. (Media & Entertainment)	58,990,931
271,000	Tian Lun Gas Holdings Ltd. (Utilities)	159,027
636,176	Tibet Summit Resources Co. Ltd., Class A (Materials)*	1,842,426
58,000	Trip.com Group Ltd. ADR (Consumer Services)*	1,371,700

10	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS EQUITY INSIGHTS FUND

Shares	Description	Value

Common Stocks – (continued)
China – (continued)
237,000	Uni-President China Holdings Ltd. (Food, Beverage & Tobacco)	$207,684
1,040,938	Wens Foodstuffs Group Co. Ltd., Class A (Food, Beverage & Tobacco)	2,913,699
162,000	Wharf Holdings Ltd. (The) (Real Estate)	474,644
234,000	Wuxi Biologics Cayman, Inc. (Pharmaceuticals, Biotechnology & Life Sciences)*(b)	1,727,111
78,900	Xiamen Faratronic Co. Ltd., Class A (Technology Hardware & Equipment)	1,720,725
1,053,680	Yintai Gold Co. Ltd., Class A (Materials)*	1,472,927
203,120	YongXing Special Materials Technology Co. Ltd., Class A (Materials)	3,122,833
23,000	Yunnan Baiyao Group Co. Ltd., Class A (Pharmaceuticals, Biotechnology & Life Sciences)	262,750
2,454,339	Zhejiang NHU Co. Ltd., Class A (Pharmaceuticals, Biotechnology & Life Sciences)	9,841,998
352,500	Zhongsheng Group Holdings Ltd. (Retailing)	2,329,256

		597,300,026

Greece – 0.8%
21,300	Danaos Corp. (Transportation)	1,741,062
167,319	Hellenic Telecommunications Organization SA (Telecommunication Services)	3,218,894
344,000	Star Bulk Carriers Corp. (Transportation)	9,666,400

		14,626,356

Hong Kong – 0.1%
5,640,000	Concord New Energy Group Ltd. (Utilities)	519,141
2,171,000	Sino Biopharmaceutical Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	1,138,758
650,000	Truly International Holdings Ltd. (Technology Hardware & Equipment)	177,038

		1,834,937

India – 13.3%
322,906	Apollo Hospitals Enterprise Ltd. (Health Care Equipment & Services)	18,698,425
4,092,623	Bharat Electronics Ltd. (Capital Goods)	12,666,776
845,028	Chambal Fertilisers and Chemicals Ltd. (Materials)	5,009,476

Common Stocks – (continued)
India – (continued)
39,583	Coromandel International Ltd. (Materials)	461,029
91,522	EIH Ltd. (Consumer Services)*	190,206
65,628	Embassy Office Parks REIT (Real Estate)	329,445
66,970	Finolex Industries Ltd. (Materials)	135,606
7,178,134	GAIL India Ltd. (Utilities)	14,839,541
472,913	Gujarat Narmada Valley Fertilizers & Chemicals Ltd. (Materials)	5,078,055
225,543	Gujarat State Fertilizers & Chemicals Ltd. (Materials)	500,093
1,908,778	Hindalco Industries Ltd. (Materials)	11,883,559
99,869	Hindustan Aeronautics Ltd. (Capital Goods)	2,069,799
1,136,417	Hindustan Zinc Ltd. (Materials)	4,747,109
796,447	ICICI Bank Ltd. ADR (Banks)	15,164,351
48,208	ICICI Securities Ltd. (Diversified Financials)(b)	351,059
1,006,887	Indian Hotels Co. Ltd. (Consumer Services)	3,334,696
503,402	Indian Oil Corp. Ltd. (Energy)	821,236
1,978,349	Infosys Ltd. ADR (Software & Services)	39,309,795
7,721,695	ITC Ltd. (Food, Beverage & Tobacco)	26,025,325
86,962	JSW Steel Ltd. (Materials)	818,483
40,847	KPR Mill Ltd. (Consumer Durables & Apparel)	334,650
37,140	Larsen & Toubro Ltd. (Capital Goods)	816,246
25,386	Narayana Hrudayalaya Ltd. (Health Care Equipment & Services)*	231,810
6,101,624	National Aluminium Co. Ltd. (Materials)	8,239,956
4,542,837	NMDC Ltd. (Materials)	9,424,375
3,610,772	Oil & Natural Gas Corp. Ltd. (Energy)	7,482,988
1,321,464	Oil India Ltd. (Energy)	3,902,059
8,228	Persistent Systems Ltd. (Software & Services)	461,155
1,143,776	Power Finance Corp. Ltd. (Diversified Financials)	1,749,853
1,470,854	Power Grid Corp. of India Ltd. (Utilities)	4,358,666
5,303,379	REC Ltd. (Diversified Financials)	8,758,202
445,673	Redington India Ltd. (Technology Hardware & Equipment)	883,133
260,917	State Bank of India (Banks)	1,675,774
209,380	Sun Pharmaceutical Industries Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	2,530,983
128,764	Tata Consultancy Services Ltd. (Software & Services)	5,934,520
625,073	Tata Steel Ltd. (Materials)	10,263,170

The accompanying notes are an integral part of these financial statements.	11

GOLDMAN SACHS EMERGING MARKETS EQUITY INSIGHTS FUND

Schedule of Investments (continued)

April 30, 2022 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
India – (continued)
162,198	Tech Mahindra Ltd. (Software & Services)	$2,649,039
208,628	Trent Ltd. (Retailing)	3,317,225
103,255	Vardhman Textiles Ltd. (Consumer Durables & Apparel)	585,138
395,317	Vedanta Ltd. (Materials)	2,079,489

		238,112,495

Indonesia – 1.2%
367,600	Astra Agro Lestari Tbk PT (Food, Beverage & Tobacco)	314,726
351,100	Bank Mandiri Persero Tbk PT (Banks)	215,588
8,246,200	Bank Pembangunan Daerah Jawa Barat Dan Banten Tbk PT (Banks)	839,011
39,513,600	Bank Pembangunan Daerah Jawa Timur Tbk PT (Banks)	2,166,884
349,700	Matahari Department Store Tbk PT (Retailing)	139,909
6,028,600	Mitra Keluarga Karyasehat Tbk PT (Health Care Equipment & Services)	1,053,922
2,808,500	Perusahaan Gas Negara Tbk PT (Utilities)*	279,591
49,634,300	Telkom Indonesia Persero Tbk PT (Telecommunication Services)	15,817,788
576,500	Vale Indonesia Tbk PT (Materials)	289,153

		21,116,572

Mexico – 1.9%
443,327	Alfa SAB de CV, Class A (Capital Goods)	296,978
1,205,340	America Movil SAB de CV, Class L ADR (Telecommunication Services)	23,419,756
40,481	Arca Continental SAB de CV (Food, Beverage & Tobacco)	256,873
120,143	Coca-Cola Femsa SAB de CV ADR (Food, Beverage & Tobacco)	6,559,808
21,200	El Puerto de Liverpool SAB de CV (Retailing)	106,880
78,585	Grupo Aeroportuario del Centro Norte SAB de CV (Transportation)	547,686
84,600	Grupo Aeroportuario del Pacifico SAB de CV, Class B (Transportation)*	1,301,886
6,984	Grupo Aeroportuario del Sureste SAB de CV ADR (Transportation)	1,524,049

		34,013,916

Monaco – 0.0%
6,000	Costamare, Inc. (Transportation)	80,460

Peru – 0.7%
215,900	Southern Copper Corp. (Materials)	13,444,093

Common Stocks – (continued)
Philippines – 0.5%
2,337,020	International Container Terminal Services, Inc. (Transportation)	9,595,787
34,250	Manila Electric Co. (Utilities)	230,562

		9,826,349

Poland – 0.5%
148,378	Bank Polska Kasa Opieki SA (Banks)	3,260,646
5,543	KRUK SA (Diversified Financials)	318,922
458,992	Powszechna Kasa Oszczednosci Bank Polski SA (Banks)*	3,387,611
136,690	Powszechny Zaklad Ubezpieczen SA (Insurance)	945,040
11,624	Santander Bank Polska SA (Banks)	707,869

		8,620,088

Qatar – 0.0%
138,206	Qatar Aluminum Manufacturing Co. (Materials)	91,081
36,873	Qatar Electricity & Water Co. QSC (Utilities)	172,424

		263,505

Russia – 0.0%
2,397	Novatek PJSC GDR (Energy)(c)	—
216,156	Novolipetsk Steel PJSC GDR (Materials)(c)	—
106,118	PhosAgro PJSC GDR (Materials)(c)	—
683	PhosAgro PJSC NPV GDR (Materials)(c)	—
18,426	Polyus PJSC GDR (Materials)(c)	—
2,789,380	Sberbank of Russia PJSC (Banks)(c)	—
699,855	Severstal PAO GDR (Materials)(c)	—
137,040	VTB Bank PJSC GDR (Banks)(c)	—

		—

Saudi Arabia – 2.2%
32,070	Alinma Bank (Banks)	351,787
20,668	Banque Saudi Fransi (Banks)	296,962
655,276	Riyad Bank (Banks)	7,101,288
167,304	SABIC Agri-Nutrients Co. (Materials)	7,207,221
539,839	Sahara International Petrochemical Co. (Materials)	8,086,630
157,710	Saudi Arabian Mining Co. (Materials)*	5,743,271
286,534	Saudi Basic Industries Corp. (Materials)	9,926,014

		38,713,173

South Africa – 1.9%
99,316	African Rainbow Minerals Ltd. (Materials)	1,646,976
29,559	Anglo American Platinum Ltd. (Materials)	3,284,254
249,073	Barloworld Ltd. (Capital Goods)	1,808,372

12	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS EQUITY INSIGHTS FUND

Shares	Description	Value

Common Stocks – (continued)
South Africa – (continued)
408,015	Coronation Fund Managers Ltd. (Diversified Financials)	$1,080,462
4,388,096	FirstRand Ltd. (Diversified Financials)	18,898,132
52,327	Gold Fields Ltd. ADR (Materials)	702,752
11,134	Kumba Iron Ore Ltd. (Materials)	369,632
178,245	Rand Merchant Investment Holdings Ltd. (Insurance)	304,853
509,403	Standard Bank Group Ltd. (Banks)	5,398,402
309,318	Vukile Property Fund Ltd. REIT (Real Estate)	263,437

		33,757,272

South Korea – 12.7%
684,156	BNK Financial Group, Inc. (Banks)	4,243,160
25,958	Daeduck Electronics Co. Ltd. / New (Technology Hardware & Equipment)	616,081
67,320	DB Insurance Co. Ltd. (Insurance)	3,595,324
13,679	Dentium Co. Ltd. (Health Care Equipment & Services)	728,908
663,359	DGB Financial Group, Inc. (Banks)	4,675,913
23,900	DI Dong Il Corp. (Consumer Durables & Apparel)	454,043
6,682	GOLFZON Co. Ltd. (Consumer Durables & Apparel)	854,038
753,170	Hana Financial Group, Inc. (Banks)	27,962,725
224,500	Hanwha Aerospace Co. Ltd. (Capital Goods)	9,394,892
51,011	HMM Co. Ltd. (Transportation)	1,130,695
37,059	Hyundai Marine & Fire Insurance Co. Ltd. (Insurance)	955,142
289,344	Industrial Bank of Korea (Banks)	2,567,316
539,518	JB Financial Group Co. Ltd. (Banks)	3,816,215
10,964	Jusung Engineering Co. Ltd. (Semiconductors & Semiconductor Equipment)	182,080
472,763	KB Financial Group, Inc. (Banks)	21,994,880
250,516	Kia Corp. (Automobiles & Components)	16,431,416
12,244	Korea Aerospace Industries Ltd. (Capital Goods)	422,169
59,725	Korea Real Estate Investment & Trust Co. Ltd. (Real Estate)	103,867
896	Korea Zinc Co. Ltd. (Materials)	409,058
3,578	KT&G Corp. (Food, Beverage & Tobacco)	234,963
3,367	LEENO Industrial, Inc. (Semiconductors & Semiconductor Equipment)	466,729
38,610	LF Corp. (Consumer Durables & Apparel)	596,816
57,485	LOTTE Fine Chemical Co. Ltd. (Materials)	3,690,507

Common Stocks – (continued)
South Korea – (continued)
4,209	Meritz Fire & Marine Insurance Co. Ltd. (Insurance)	147,260
1,056,856	Mirae Asset Securities Co. Ltd. (Diversified Financials)	6,685,328
1,293	MK Electron Co. Ltd. (Semiconductors & Semiconductor Equipment)	15,383
1,136,059	Pan Ocean Co. Ltd. (Transportation)	5,938,663
1,592,821	Samsung Electronics Co. Ltd. (Technology Hardware & Equipment)	84,887,129
13,933	Samsung Securities Co. Ltd. (Diversified Financials)	435,154
225,959	SK Hynix, Inc. (Semiconductors & Semiconductor Equipment)	19,800,363
711,351	TK Chemical Corp. (Consumer Durables & Apparel)*	2,777,694
47,417	Tongyang Life Insurance Co. Ltd. (Insurance)	252,399
199,240	Woori Financial Group, Inc. (Banks)	2,308,279

		228,774,589

Taiwan – 14.0%
1,732,000	Ardentec Corp. (Semiconductors & Semiconductor Equipment)	2,517,022
2,753,000	Brighton-Best International Taiwan, Inc. (Capital Goods)	3,269,039
14,144,000	Cathay Financial Holding Co. Ltd. (Insurance)	29,738,647
365,000	Chailease Holding Co. Ltd. (Diversified Financials)	2,900,585
848,000	Compeq Manufacturing Co. Ltd. (Technology Hardware & Equipment)	1,293,956
260,000	CTCI Corp. (Capital Goods)	409,347
16,000	eMemory Technology, Inc. (Semiconductors & Semiconductor Equipment)	672,431
1,084,000	Evergreen Marine Corp. Taiwan Ltd. (Transportation)	5,210,719
3,438,400	Fubon Financial Holding Co. Ltd. (Insurance)	8,633,537
827,000	Greatek Electronics, Inc. (Semiconductors & Semiconductor Equipment)	1,923,559
1,267,000	Kinsus Interconnect Technology Corp. (Semiconductors & Semiconductor Equipment)	7,142,372
219,000	Lite-On Technology Corp. (Technology Hardware & Equipment)	479,830
1,891,000	Mega Financial Holding Co. Ltd. (Banks)	2,658,381
2,096,000	Nan Ya Plastics Corp. (Materials)	6,123,637

The accompanying notes are an integral part of these financial statements.	13

GOLDMAN SACHS EMERGING MARKETS EQUITY INSIGHTS FUND

Schedule of Investments (continued)

April 30, 2022 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Taiwan – (continued)
294,000	Nan Ya Printed Circuit Board Corp. (Technology Hardware & Equipment)	$3,905,042
472,840	President Securities Corp. (Diversified Financials)	331,850
37,000	Sitronix Technology Corp. (Semiconductors & Semiconductor Equipment)	317,336
135,000	Stark Technology, Inc. (Technology Hardware & Equipment)	413,147
4,171,000	Taishin Financial Holding Co. Ltd. (Banks)	2,728,300
2,552,000	Taiwan Fertilizer Co. Ltd. (Materials)	6,423,628
5,616,000	Taiwan Semiconductor Manufacturing Co. Ltd. (Semiconductors & Semiconductor Equipment)	101,552,213
33,000	U-Ming Marine Transport Corp. (Transportation)	70,916
2,379,000	Unimicron Technology Corp. (Technology Hardware & Equipment)	16,686,618
8,522,000	United Microelectronics Corp. (Semiconductors & Semiconductor Equipment)	13,537,957
4,166,500	Wan Hai Lines Ltd. (Transportation)	20,195,976
2,832,000	Wisdom Marine Lines Co. Ltd. (Transportation)	8,714,318
58,000	Yang Ming Marine Transport Corp. (Transportation)*	241,971
3,482,000	Yuanta Financial Holding Co. Ltd. (Diversified Financials)	3,064,833

		251,157,167

Thailand – 3.0%
508,500	Bangkok Chain Hospital PCL (Health Care Equipment & Services)	319,205
442,600	Bangkok Dusit Medical Services PCL, Class F (Health Care Equipment & Services)	331,303
1,017,200	Bumrungrad Hospital PCL (Health Care Equipment & Services)	4,739,565
327,100	Central Retail Corp. PCL (Retailing)*	373,790
27,890,100	Chularat Hospital PCL, Class F (Health Care Equipment & Services)	3,175,807
807,500	Intouch Holdings PCL, Class F (Telecommunication Services)	1,643,786
6,997,000	Precious Shipping PCL (Transportation)	3,868,105

Common Stocks – (continued)
Thailand – (continued)
2,316,500	PTT Exploration & Production PCL (Energy)	10,135,643
1,640,400	PTT Global Chemical PCL (Materials)	2,378,279
3,491,000	Regional Container Lines PCL (Transportation)	4,525,110
6,138,100	SCB X PCL (Banks)	20,609,679
2,346,100	SPCG PCL (Utilities)	1,148,044
2,483,700	Thoresen Thai Agencies PCL (Capital Goods)	699,018

		53,947,334

Turkey – 0.3%
668,367	BIM Birlesik Magazalar AS (Food & Staples Retailing)	3,754,946
256,243	Enka Insaat ve Sanayi AS (Capital Goods)	272,381
1,256,844	Turkcell Iletisim Hizmetleri AS (Telecommunication Services)	1,831,738

		5,859,065

United States – 0.7%
1,343,800	JBS SA (Food, Beverage & Tobacco)	10,287,893
46,000	Parade Technologies Ltd. (Semiconductors & Semiconductor Equipment)	2,187,605

		12,475,498

TOTAL COMMON STOCKS
(Cost $1,716,174,069)		$1,672,419,363

Shares	Description	Rate	Value

Preferred Stocks – 2.1%
Brazil – 1.5%
1,351,900	Bradespar SA (Materials)	33.23%	$8,009,213
534,600	Cia de Transmissao de Energia Eletrica Paulista (Utilities)	8.24	2,720,605
1,866,900	Cia Paranaense de Energia (Utilities)	17.46	2,809,441
117,200	Gerdau SA (Materials)	11.19	663,049
1,116,500	Itau Unibanco Holding SA (Banks)	2.77	5,390,600
438,096	Unipar Carbocloro SA, Class B (Materials)	15.70	8,507,691

			28,100,599

14	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS EQUITY INSIGHTS FUND

Shares	Description	Rate	Value

Preferred Stocks – (continued)
South Korea – 0.6%
284,543	Mirae Asset Securities Co. Ltd. (Diversified Financials)	6.70%	$998,472
196,998	Samsung Electronics Co. Ltd. (Technology Hardware & Equipment)	2.43	9,235,983
904	Samsung Fire & Marine Insurance Co. Ltd. (Insurance)	7.43	116,416

			10,350,871

TOTAL PREFERRED STOCKS
(Cost $30,782,923)			$38,451,470

Shares	Dividend Rate	Value

Investment Company – 0.4%(d)
Goldman Sachs Financial Square Government Fund – Institutional Shares
6,474,097	0.317%	$6,474,097
(Cost $6,474,097)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $1,753,431,089)		$1,717,344,930

Securities Lending Reinvestment Vehicle – 0.4%(d)
Goldman Sachs Financial Square Government Fund – Institutional Shares
6,574,425	0.317%	$6,574,425
(Cost $6,574,425)

TOTAL INVESTMENTS – 96.0%
(Cost $1,760,005,514)		$1,723,919,355

OTHER ASSETS IN EXCESS OF LIABILITIES – 4.0%		73,294,824

NET ASSETS – 100.0%		$1,797,214,179

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(c)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.

(d)	Represents an affiliated issuer.

Investment Abbreviations:
ADR	—American Depositary Receipt
GDR	—Global Depositary Receipt
REIT	—Real Estate Investment Trust

Sector Name	% of Market Value
Financials	20.9%
Information Technology	19.3
Materials	12.2
Consumer Discretionary	10.0
Communication Services	9.0
Industrials	8.9
Health Care	5.1
Consumer Staples	5.1
Utilities	4.7
Energy	3.7
Investment Company	0.4
Real Estate	0.3
Securities Lending Reinvestment Vehicle	0.4

TOTAL INVESTMENTS	100.0%

The accompanying notes are an integral part of these financial statements.	15

GOLDMAN SACHS EMERGING MARKETS EQUITY INSIGHTS FUND

Schedule of Investments (continued)

April 30, 2022 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At April 30, 2022, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
MSCI Emerging Markets E-Mini Index	802	06/17/22	$43,123,897	$(722,157)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At April 30, 2022, the Portfolio had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Loss

JP Morgan Chase Bank, N.A	USD	1,012,163	ZAR	16,022,000	5/3/2022	$(2,370)

16	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUND

Schedule of Investments

April 30, 2022 (Unaudited)

Shares	Description	Value

Common Stocks – 96.0%
Australia – 10.2%
602,167	Aristocrat Leisure Ltd. (Consumer Services)	$13,971,689
13,190	ASX Ltd. (Diversified Financials)	797,463
5,146,902	Aurizon Holdings Ltd. (Transportation)	14,535,455
1,068,985	Australia & New Zealand Banking Group Ltd. (Banks)	20,341,927
770,457	BHP Group Ltd. (Materials)	25,819,891
251,787	Charter Hall Group REIT (Real Estate)	2,706,059
82,752	Coles Group Ltd. (Food & Staples Retailing)	1,088,078
416,175	Commonwealth Bank of Australia (Banks)	30,249,073
746,538	Computershare Ltd. (Software & Services)	13,161,525
55,982	CSL Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	10,684,182
963,717	Glencore PLC (Materials)*	5,938,105
48,156	National Australia Bank Ltd. (Banks)	1,099,339
108,467	Premier Investments Ltd. (Retailing)	1,922,033
177,687	Qube Holdings Ltd. (Transportation)	367,182
10,176	Rio Tinto Ltd. (Materials)	804,962
200,472	Rio Tinto PLC ADR (Materials)	14,257,569
441,310	Suncorp Group Ltd. (Insurance)	3,543,275
5,430,041	Telstra Corp. Ltd. (Telecommunication Services)	15,413,988
1,810,802	Treasury Wine Estates Ltd. (Food, Beverage & Tobacco)	14,326,505
515,855	Wesfarmers Ltd. (Retailing)	17,850,184
37,475	Woodside Petroleum Ltd. (Energy)	815,310

		209,693,794

Belgium – 0.4%
48,197	D’ieteren Group (Retailing)	7,736,231
10,606	UCB SA (Pharmaceuticals, Biotechnology & Life Sciences)	1,205,613

		8,941,844

Brazil – 0.2%
77,675	Yara International ASA (Materials)(a)	3,949,637

Canada – 0.2%
353,397	International Petroleum Corp. (Energy)*	3,395,179

China – 0.1%
1,021,800	Chow Tai Fook Jewellery Group Ltd. (Retailing)*	1,713,276

Denmark – 3.6%
1,794	AP Moller – Maersk A/S, Class A (Transportation)	5,078,170
5,400	AP Moller – Maersk A/S, Class B (Transportation)	15,628,827

Common Stocks – (continued)
Denmark – (continued)
19,144	D/S Norden A/S (Transportation)	711,307
5,690	Genmab A/S (Pharmaceuticals, Biotechnology & Life Sciences)*	2,000,841
373,789	Novo Nordisk A/S, Class B (Pharmaceuticals, Biotechnology & Life Sciences)	42,696,530
92,499	Pandora A/S (Consumer Durables & Apparel)	8,122,010

		74,237,685

Finland – 2.4%
482,233	Kesko OYJ, Class B (Food & Staples Retailing)	12,140,924
988,368	Nokia OYJ (Technology Hardware & Equipment)*	5,011,096
1,705,478	Nordea Bank Abp (Banks)	17,003,760
111,632	Nordea Bank Abp (Banks)	1,113,742
314,796	Sampo OYJ, Class A (Insurance)	15,285,699

		50,555,221

France – 9.8%
82,442	Arkema SA (Materials)	9,393,802
85,267	AXA SA (Insurance)	2,255,742
59,385	BNP Paribas SA (Banks)	3,079,196
296,324	Cie de Saint-Gobain (Capital Goods)	17,287,011
29,029	Covivio REIT (Real Estate)	2,067,375
16,845	Dassault Aviation SA (Capital Goods)	2,826,678
384,428	Dassault Systemes SE (Software & Services)	17,001,087
24,444	Eiffage SA (Capital Goods)	2,413,815
220,921	Engie SA (Utilities)(a)	2,606,974
18,144	Gecina SA REIT (Real Estate)	2,043,889
35,199	Ipsen SA (Pharmaceuticals, Biotechnology & Life Sciences)	3,648,862
32,249	Kering (Consumer Durables & Apparel)(a)	17,158,806
120,756	Legrand SA (Capital Goods)	10,700,697
33,991	LVMH Moet Hennessy Louis Vuitton SE (Consumer Durables & Apparel)(a)	21,996,782
91,682	Pernod Ricard SA (Food, Beverage & Tobacco)	18,921,723
225,291	Publicis Groupe SA (Media & Entertainment)	13,525,734
369,430	Rexel SA (Capital Goods)*	7,567,650
33,187	Rubis SCA (Utilities)	882,691
168,826	Safran SA (Capital Goods)	18,131,655
161,055	Sanofi (Pharmaceuticals, Biotechnology & Life Sciences)	17,022,701
2,915	Sartorius Stedim Biotech (Pharmaceuticals, Biotechnology & Life Sciences)	953,873
44,571	Societe Generale SA (Banks)	1,071,222
4,698	Teleperformance (Commercial & Professional Services)	1,686,164

The accompanying notes are an integral part of these financial statements.	17

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUND

Schedule of Investments (continued)

April 30, 2022 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
France – (continued)
47,970	Thales SA (Capital Goods)	$6,141,359
130,438	Vivendi SE (Media & Entertainment)	1,498,156

		201,883,644

Germany – 8.0%
67,870	alstria office REIT-AG REIT (Real Estate)	951,119
42,825	Aurubis AG (Materials)	4,866,609
210,044	BASF SE (Materials)*	11,061,543
334,676	Bayer AG (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)*	22,045,463
124,965	Brenntag SE (Capital Goods)	9,642,734
86,420	Covestro AG (Materials)(b)	3,720,861
548,038	Deutsche Bank AG (Registered) (Diversified Financials)*	5,480,016
285,986	Deutsche Post AG (Registered) (Transportation)	12,218,037
85,919	Deutsche Telekom AG (Registered) (Telecommunication Services)	1,582,728
25,547	DWS Group GmbH & Co. KGaA (Diversified Financials)(b)	840,712
1,660,290	E.ON SE (Utilities)	17,278,576
26,593	GEA Group AG (Capital Goods)	1,035,171
5,439	Hapag-Lloyd AG (Transportation)(a)(b)	2,165,194
418,878	K+S AG (Registered) (Materials)*	14,069,275
110,849	Merck KGaA (Pharmaceuticals, Biotechnology & Life Sciences)	20,565,531
29,609	MTU Aero Engines AG (Capital Goods)*	5,971,121
30,420	Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Registered) (Insurance)	7,244,241
354,708	RWE AG (Utilities)	14,727,263
99,431	SAP SE (Software & Services)	10,076,937

		165,543,131

Hong Kong – 1.0%
541,800	AIA Group Ltd. (Insurance)	5,322,513
120,500	CK Asset Holdings Ltd. (Real Estate)	816,887
224,200	Link REIT (Real Estate)	1,936,591
263,000	Orient Overseas International Ltd. (Transportation)	7,257,247
482,000	Sun Hung Kai Properties Ltd. (Real Estate)	5,551,238

		20,884,476

Indonesia – 0.0%
251,400	First Resources Ltd. (Food, Beverage & Tobacco)	383,434

Israel – 0.2%
221,006	Plus500 Ltd. (Diversified Financials)	4,303,635

Common Stocks – (continued)
Italy – 3.0%
3,370,740	A2A SpA (Utilities)	5,759,106
93,282	Atlantia SpA (Transportation)*	2,225,293
113,118	BFF Bank SpA (Diversified Financials)(b)	705,360
533,155	Davide Campari-Milano NV (Food, Beverage & Tobacco)	6,015,686
3,163,066	Enel SpA (Utilities)	20,569,085
154,758	Falck Renewables SpA (Utilities)	1,442,420
7,453	Ferrari NV (Automobiles & Components)	1,569,265
306,964	Hera SpA (Utilities)	1,144,852
1,249,256	Leonardo SpA (Capital Goods)*	12,856,578
37,703	Recordati Industria Chimica e Farmaceutica SpA (Pharmaceuticals, Biotechnology & Life Sciences)	1,816,846
29,259	Reply SpA (Software & Services)	4,307,427
525,429	Unipol Gruppo SpA (Insurance)	2,864,966

		61,276,884

Japan – 23.9%
752,200	Acom Co. Ltd. (Diversified Financials)	1,934,451
1,141,500	Amada Co. Ltd. (Capital Goods)	8,863,705
47,000	Central Japan Railway Co. (Transportation)	5,916,604
141,000	Chubu Electric Power Co., Inc. (Utilities)	1,423,404
20,800	Coca-Cola Bottlers Japan Holdings, Inc. (Food, Beverage & Tobacco)	233,177
341,800	Daiwa House Industry Co. Ltd. (Real Estate)	8,216,939
2,631,900	Daiwa Securities Group, Inc. (Diversified Financials)	12,899,280
189,900	East Japan Railway Co. (Transportation)	9,902,675
70,700	Eisai Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	3,079,051
582,000	ENEOS Holdings, Inc. (Energy)	2,047,834
156,000	Hankyu Hanshin Holdings, Inc. (Transportation)	4,117,090
83,800	Hoya Corp. (Health Care Equipment & Services)	8,316,491
315,300	ITOCHU Corp. (Capital Goods)	9,516,063
78,400	J Front Retailing Co. Ltd. (Retailing)	587,501
940,700	Japan Tobacco, Inc. (Food, Beverage & Tobacco)	16,002,998
28,700	Kamigumi Co. Ltd. (Transportation)	487,295
322,500	Kao Corp. (Household & Personal Products)	12,925,308
41,800	KDDI Corp. (Telecommunication Services)	1,384,194
31,400	Keisei Electric Railway Co. Ltd. (Transportation)	769,911
209,800	Konami Holdings Corp. (Media & Entertainment)	12,901,314

18	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUND

Shares	Description	Value

Common Stocks – (continued)
Japan – (continued)
34,900	Lawson, Inc. (Food & Staples Retailing)	$1,283,630
52,600	Mitsubishi Corp. (Capital Goods)	1,766,073
579,100	Mitsubishi Estate Co. Ltd. (Real Estate)	8,435,507
161,300	Mitsubishi Gas Chemical Co., Inc. (Materials)	2,355,458
3,067,800	Mitsubishi HC Capital, Inc. (Diversified Financials)	13,803,480
17,600	Mitsubishi Logistics Corp. (Transportation)	405,637
443,000	Mitsui & Co. Ltd. (Capital Goods)	10,727,602
734,500	Mitsui Fudosan Co. Ltd. (Real Estate)	15,566,814
22,800	Mitsui Mining & Smelting Co. Ltd. (Materials)	576,513
514,400	Mitsui OSK Lines Ltd. (Transportation)	12,042,684
318,100	NEC Corp. (Software & Services)	12,340,966
945,700	NGK Insulators Ltd. (Capital Goods)	12,721,201
192,100	NIPPON EXPRESS HOLDINGS, Inc. (Transportation)	11,262,971
122,100	Nippon Suisan Kaisha Ltd. (Food, Beverage & Tobacco)	539,110
460,900	Nippon Telegraph & Telephone Corp. (Telecommunication Services)	13,582,428
136,300	Nippon Yusen KK (Transportation)	9,833,227
1,311,400	Nissan Motor Co. Ltd. (Automobiles & Components)*	5,250,252
18,700	NOF Corp. (Materials)	701,895
1,277,800	Nomura Holdings, Inc. (Diversified Financials)	4,920,113
83,900	Nomura Real Estate Holdings, Inc. (Real Estate)	2,044,286
399	Nomura Real Estate Master Fund, Inc. REIT (Real Estate)	500,960
13,700	NS United Kaiun Kaisha Ltd. (Transportation)	376,515
864,000	NTT Data Corp. (Software & Services)	15,930,359
46,500	Odakyu Electric Railway Co. Ltd. (Transportation)	704,152
33,500	Oriental Land Co. Ltd. (Consumer Services)	5,067,551
833,000	ORIX Corp. (Diversified Financials)	15,193,063
437,400	Osaka Gas Co. Ltd. (Utilities)	7,883,440
1,291,600	Ricoh Co. Ltd. (Technology Hardware & Equipment)	9,431,150
726,700	Santen Pharmaceutical Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	5,911,475
12,800	Sawai Group Holdings Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	429,372

Common Stocks – (continued)
Japan – (continued)
117,300	SCREEN Holdings Co. Ltd. (Semiconductors & Semiconductor Equipment)	9,586,844
599,000	Sekisui House Ltd. (Consumer Durables & Apparel)	10,403,396
341,000	SoftBank Group Corp. (Telecommunication Services)	14,025,413
348,800	Sompo Holdings, Inc. (Insurance)	14,199,647
24,700	Square Enix Holdings Co. Ltd. (Media & Entertainment)	986,167
189,200	SUMCO Corp. (Semiconductors & Semiconductor Equipment)	2,724,796
1,245,600	Sumitomo Corp. (Capital Goods)	19,709,928
717,400	Sumitomo Forestry Co. Ltd. (Consumer Durables & Apparel)	10,975,395
533,100	Sumitomo Pharma Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	4,748,644
496,400	Takeda Pharmaceutical Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	14,403,813
17,900	Toho Gas Co. Ltd. (Utilities)	419,917
141,600	Tokio Marine Holdings, Inc. (Insurance)	7,656,128
872,900	Tokyo Gas Co. Ltd. (Utilities)	16,719,925
192,900	Tokyo Seimitsu Co. Ltd. (Semiconductors & Semiconductor Equipment)	6,635,930
465,900	TOPPAN, Inc. (Commercial & Professional Services)	7,701,176
913,100	Tosoh Corp. (Materials)	12,608,561
155,400	Toyota Motor Corp. (Automobiles & Components)	2,662,579
383,500	Toyota Tsusho Corp. (Capital Goods)	13,778,099

		493,059,527

Luxembourg – 0.8%
177,621	Eurofins Scientific SE (Pharmaceuticals, Biotechnology & Life Sciences)	16,507,710

Netherlands – 5.9%
15,100	Aalberts NV (Capital Goods)	733,744
130,158	Aegon NV (Insurance)	674,828
4,104	ASM International NV (Semiconductors & Semiconductor Equipment)	1,233,220
88,303	ASML Holding NV (Semiconductors & Semiconductor Equipment)	50,115,365
44,569	ASR Nederland NV (Insurance)	2,025,602
17,077	Heineken Holding NV (Food, Beverage & Tobacco)	1,333,069
662,453	Koninklijke Ahold Delhaize NV (Food & Staples Retailing)	19,539,702

The accompanying notes are an integral part of these financial statements.	19

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUND

Schedule of Investments (continued)

April 30, 2022 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Netherlands – (continued)
488,938	Koninklijke Philips NV (Health Care Equipment & Services)	$12,776,498
81,607	OCI NV (Materials)*	3,092,295
1,070,272	Shell PLC (Energy)	28,897,834
25,959	Signify NV (Capital Goods)(b)	1,098,263

		121,520,420

New Zealand – 0.0%
149,768	Fletcher Building Ltd. (Capital Goods)	596,604

Norway – 2.2%
434,003	Aker BP ASA (Energy)(a)	15,549,843
613,740	Golden Ocean Group Ltd. (Transportation)	7,640,531
69,178	Leroy Seafood Group ASA (Food, Beverage & Tobacco)	649,255
84,037	Mowi ASA (Food, Beverage & Tobacco)	2,373,797
2,416,049	MPC Container Ships ASA (Transportation)	7,191,330
1,306,896	Norsk Hydro ASA (Materials)	10,974,692
8,595	Salmar ASA (Food, Beverage & Tobacco)	703,327

		45,082,775

Portugal – 0.1%
90,860	Galp Energia SGPS SA (Energy)	1,105,916

Singapore – 0.1%
222,600	Oversea-Chinese Banking Corp. Ltd. (Banks)	1,976,374

South Africa – 1.0%
472,938	Anglo American PLC (Materials)	20,946,897

Spain – 0.6%
1,480,367	Bankinter SA (Banks)	8,711,775
209,221	Red Electrica Corp. SA (Utilities)	4,212,510

		12,924,285

Sweden – 4.4%
277,295	Boliden AB (Materials)(a)	12,023,837
251,741	Getinge AB, Class B (Health Care Equipment & Services)(a)	7,282,311
122,743	Industrivarden AB, Class A (Diversified Financials)	3,144,987
324,838	Investor AB, Class A (Diversified Financials)	6,784,735
350,678	Investor AB, Class B (Diversified Financials)(a)	6,748,063
404,980	Lundin Energy AB (Energy)(a)	16,744,246
2,070,392	SSAB AB, Class B (Materials)	12,175,203
854,554	Swedbank AB, Class A (Banks)	13,518,397
1,003,561	Swedish Match AB (Food, Beverage & Tobacco)(a)	7,993,143

Common Stocks – (continued)
Sweden – (continued)
570,562	Telefonaktiebolaget LM Ericsson, Class B (Technology Hardware & Equipment)	4,551,501

		90,966,423

Switzerland – 6.9%
2,868	Allreal Holding AG (Registered) (Real Estate)	540,971
50,546	Baloise Holding AG (Registered) (Insurance)	8,792,020
369	Chocoladefabriken Lindt & Spruengli AG (Food, Beverage & Tobacco)	4,138,333
13	Chocoladefabriken Lindt & Spruengli AG (Registered) (Food, Beverage & Tobacco)	1,542,226
183,531	Cie Financiere Richemont SA (Registered) (Consumer Durables & Apparel)	21,324,601
68,283	Galenica AG (Health Care Equipment & Services)(b)	5,028,189
25,131	Helvetia Holding AG (Registered) (Insurance)	3,229,504
62,477	Kuehne + Nagel International AG (Registered) (Transportation)	17,477,709
33,818	Lonza Group AG (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)	19,940,253
46,467	PSP Swiss Property AG (Registered) (Real Estate)	5,856,326
45,452	Roche Holding AG (Pharmaceuticals, Biotechnology & Life Sciences)	16,854,240
9,611	Sonova Holding AG (Registered) (Health Care Equipment & Services)	3,465,978
3,157	Swiss Prime Site AG (Registered) (Real Estate)	308,579
21,417	Tecan Group AG (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)	6,436,188
39,896	Temenos AG (Registered) (Software & Services)	4,027,333
1,417,109	UBS Group AG (Registered) (Diversified Financials)	24,057,750

		143,020,200

United Kingdom – 7.9%
182,597	3i Group PLC (Diversified Financials)	2,988,245
57,186	AstraZeneca PLC ADR (Pharmaceuticals, Biotechnology & Life Sciences)	3,797,150
3,245,186	Aviva PLC (Insurance)	17,410,844
237,422	BAE Systems PLC (Capital Goods)	2,192,986
20,695	Berkeley Group Holdings PLC (Consumer Durables & Apparel)*	1,049,578

20	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUND

Shares	Description	Value

Common Stocks – (continued)
United Kingdom – (continued)
731,146	British American Tobacco PLC (Food, Beverage & Tobacco)	$30,644,050
48,479	DCC PLC (Capital Goods)	3,673,205
516,787	Diageo PLC (Food, Beverage & Tobacco)	25,781,911
44,278	Drax Group PLC (Utilities)	447,460
129,482	IG Group Holdings PLC (Diversified Financials)	1,323,316
843,330	Imperial Brands PLC (Food, Beverage & Tobacco)	17,554,364
120,877	InterContinental Hotels Group PLC (Consumer Services)	7,716,758
29,533	Intertek Group PLC (Commercial & Professional Services)	1,840,348
2,136,245	ITV PLC (Media & Entertainment)	1,972,724
35,295	Land Securities Group PLC REIT (Real Estate)	331,017
7,717,919	Lloyds Banking Group PLC (Banks)	4,383,500
893,555	M&G PLC (Diversified Financials)	2,372,341
1,387,910	Melrose Industries PLC (Capital Goods)	2,016,770
1,962,438	NatWest Group PLC (Banks)	5,264,805
186,084	Next PLC (Retailing)	13,937,827
80,701	Pennon Group PLC (Utilities)	1,121,442
491,817	SSE PLC (Utilities)	11,422,859
307,205	Taylor Wimpey PLC (Consumer Durables & Apparel)	483,159
212,432	Vodafone Group PLC ADR (Telecommunication Services)	3,226,842
35,837	Whitbread PLC (Consumer Services)*	1,250,957

		164,204,458

United States – 3.1%
587,748	GlaxoSmithKline PLC ADR (Pharmaceuticals, Biotechnology & Life Sciences)	26,613,229
198,851	Nestle SA (Registered) (Food, Beverage & Tobacco)	25,670,489
856,765	Stellantis NV (Automobiles & Components)	11,502,634

		63,786,352

TOTAL COMMON STOCKS
(Cost $1,995,088,365)		$1,982,459,781

Shares	Description	Rate	Value

Preferred Stocks – 1.1%
Germany – 1.1%
203,285	Henkel AG & Co. KGaA (Household & Personal Products)	3.05%	$13,053,200
70,992	Volkswagen AG (Automobiles & Components)	3.30	10,994,281

TOTAL PREFERRED STOCKS
(Cost $31,812,305)			$24,047,481

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $2,026,900,670)			$2,006,507,262

Shares	Dividend Rate	Value

Securities Lending Reinvestment Vehicle – 4.1%(c)
Goldman Sachs Financial Square Government Fund – Institutional Shares
85,554,548	0.317%	$85,554,548
(Cost $85,554,548)

TOTAL INVESTMENTS – 101.2%
(Cost $2,112,455,218)		$2,092,061,810

OTHER ASSETS IN EXCESS OF LIABILITIES – (1.2)%		(26,473,229)

NET ASSETS – 100.0%		$2,065,588,581

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(c)	Represents an affiliated issuer.

Investment Abbreviations:
ADR	—American Depositary Receipt
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.	21

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUND

Schedule of Investments (continued)

April 30, 2022 (Unaudited)

Sector Name	% of Market Value
Industrials	16.3%
Financials	14.7
Health Care	13.3
Consumer Staples	11.2
Consumer Discretionary	9.3
Materials	8.1
Information Technology	7.9
Utilities	5.2
Communication Services	3.8
Energy	3.3
Real Estate	2.8
Securities Lending Reinvestment Vehicle	4.1

TOTAL INVESTMENTS	100.0%

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At April 30, 2022, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
EURO STOXX 50 Index	176	06/17/22	$7,097,718	$115,259
FTSE 100 Index	26	06/17/22	2,422,474	124,286
Hang Seng Index	5	05/30/22	636,992	32,067
MSCI Singapore Index	9	05/30/22	201,191	4,301
SPI 200 Index	8	06/16/22	1,023,569	44,960
TOPIX Index	25	06/09/22	3,855,304	155,788

Total Futures Contracts				$476,661

22	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL SMALL CAP INSIGHTS FUND

Schedule of Investments

April 30, 2022 (Unaudited)

Shares	Description	Value

Common Stocks – 98.3%
Australia – 8.5%
359,373	Abacus Property Group REIT (Real Estate)	$824,759
59,612	Allkem Ltd. (Materials)*	496,820
406,266	ALS Ltd. (Commercial & Professional Services)	3,678,781
97,978	Altium Ltd. (Software & Services)	2,207,178
3,787,448	AMP Ltd. (Diversified Financials)*	3,059,975
368,326	Beach Energy Ltd. (Energy)	419,935
2,118,467	Bendigo & Adelaide Bank Ltd. (Banks)	15,794,922
336,860	BWP Trust REIT (Real Estate)	979,112
3,147,403	Centuria Capital Group (Real Estate)	6,113,462
269,631	Centuria Industrial REIT (Real Estate)	751,413
769,642	Challenger Ltd. (Diversified Financials)	3,894,046
3,117,567	Charter Hall Group REIT (Real Estate)	33,505,780
833,972	Charter Hall Retail REIT (Real Estate)	2,605,128
1,510,073	Charter Hall Social Infrastructure REIT (Real Estate)	4,274,770
55,042	Corporate Travel Management Ltd. (Consumer Services)*	993,101
1,111,177	Data#3 Ltd. (Software & Services)	4,512,615
448,962	Downer EDI Ltd. (Commercial & Professional Services)	1,737,038
198,727	Elders Ltd. (Food, Beverage & Tobacco)	1,997,828
87,484	Flight Centre Travel Group Ltd. (Consumer Services)*	1,366,223
293,027	Genworth Mortgage Insurance Australia Ltd. (Banks)	616,086
2,634,561	GrainCorp Ltd., Class A (Food & Staples Retailing)	19,038,318
121,294	Growthpoint Properties Australia Ltd. REIT (Real Estate)	373,080
2,293,401	Iluka Resources Ltd. (Materials)	17,963,991
8,493,167	Incitec Pivot Ltd. (Materials)	22,906,262
506,508	Inghams Group Ltd. (Food, Beverage & Tobacco)	1,096,632
7,975,616	Karoon Energy Ltd. (Energy)*	11,453,777
134,619	Lovisa Holdings Ltd. (Retailing)	1,541,299
233,016	NRW Holdings Ltd. (Capital Goods)	317,688
1,223,652	Nufarm Ltd. (Materials)	5,504,848
3,624,854	Paladin Energy Ltd. (Energy)*	1,994,853
238,487	Perpetual Ltd. (Diversified Financials)	5,482,758
858,365	Perseus Mining Ltd. (Materials)	1,194,439
3,667,025	Pilbara Minerals Ltd. (Materials)*	7,112,916
418,969	Pinnacle Investment Management Group Ltd. (Diversified Financials)	2,738,231
988,321	Premier Investments Ltd. (Retailing)	17,513,027
279,667	Pro Medicus Ltd. (Health Care Equipment & Services)	9,146,155

Common Stocks – (continued)
Australia – (continued)
12,320,502	Qube Holdings Ltd. (Transportation)	25,459,767
5,633,760	Sandfire Resources Ltd. (Materials)	22,329,199
557,905	Technology One Ltd. (Software & Services)	4,025,980
983,971	Waypoint REIT Ltd. REIT (Real Estate)	1,854,867
326,944	West African Resources Ltd. (Materials)*	311,902
324,791	Whitehaven Coal Ltd. (Energy)	1,115,348
134,045	Worley Ltd. (Energy)	1,303,591

		271,607,900

Austria – 0.4%
15,368	ANDRITZ AG (Capital Goods)	653,310
211,682	BAWAG Group AG (Banks)*(a)	10,051,481
46,667	EVN AG (Utilities)	1,187,970

		11,892,761

Belgium – 1.9%
254,336	Bekaert SA (Materials)	9,427,943
220,645	D’ieteren Group (Retailing)	35,416,326
54,988	Melexis NV (Semiconductors & Semiconductor Equipment)	4,719,874
317,267	Warehouses De Pauw CVA REIT (Real Estate)	12,205,327

		61,769,470

China – 0.3%
454,000	VSTECS Holdings Ltd. (Technology Hardware & Equipment)	390,872
2,188,200	Yangzijiang Shipbuilding Holdings Ltd. (Capital Goods)	1,427,633
10,160,610	Yanlord Land Group Ltd. (Real Estate)	8,902,309

		10,720,814

Cyprus – 0.1%
395,123	Atalaya Mining PLC (Materials)	1,875,600

Denmark – 2.8%
421,738	D/S Norden A/S (Transportation)	15,669,939
245,719	Dfds A/S (Transportation)	9,515,887
177,479	Jyske Bank A/S (Registered) (Banks)*	9,813,547
133,588	Royal Unibrew A/S (Food, Beverage & Tobacco)	11,514,105
195,942	Scandinavian Tobacco Group A/S (Food, Beverage & Tobacco)(a)	4,084,557
685,268	Sydbank AS (Banks)	23,554,620
252,445	Topdanmark AS (Insurance)	14,206,118

		88,358,773

Finland – 0.6%
916,374	Metso Outotec OYJ (Capital Goods)	7,802,889

The accompanying notes are an integral part of these financial statements.	23

GOLDMAN SACHS INTERNATIONAL SMALL CAP INSIGHTS FUND

Schedule of Investments (continued)

April 30, 2022 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Finland – (continued)
649,036	Tokmanni Group Corp. (Retailing)	$8,433,989
58,074	Uponor OYJ (Capital Goods)	1,020,410
31,825	Valmet OYJ (Capital Goods)	852,298

		18,109,586

France – 4.6%
34,421	Alten SA (Software & Services)	4,619,564
5,368,478	CGG SA (Energy)*	6,176,101
1,508,236	Coface SA (Insurance)	18,081,164
831,399	Derichebourg SA (Commercial & Professional Services)	7,502,830
70,628	Eramet SA (Materials)*	9,413,444
837,282	Eutelsat Communications SA (Media & Entertainment)	9,305,063
44,223	Gaztransport Et Technigaz SA (Energy)	5,266,011
102,777	IPSOS (Media & Entertainment)	4,947,795
228,880	Nexans SA (Capital Goods)	20,848,106
362,746	Nexity SA (Real Estate)	11,015,199
713,412	Rexel SA (Capital Goods)*	14,614,007
468,046	Rubis SCA (Utilities)	12,448,854
410,889	SCOR SE (Insurance)	11,617,410
106,803	SPIE SA (Commercial & Professional Services)	2,513,721
377,725	Television Francaise 1 (Media & Entertainment)	3,199,025
65,079	Verallia SA (Materials)(a)	1,788,979
10,716	Virbac SA (Pharmaceuticals, Biotechnology & Life Sciences)	4,326,556

		147,683,829

Georgia – 0.0%
6,808	Bank of Georgia Group PLC (Banks)	105,126

Germany – 4.7%
9,679	1&1 AG (Telecommunication Services)	203,968
286,224	Aurubis AG (Materials)	32,526,335
8,080	Bilfinger SE (Commercial & Professional Services)*	325,199
37,976	CANCOM SE (Software & Services)	1,833,766
1,884	CTS Eventim AG & Co. KGaA (Media & Entertainment)*	129,310
40,762	Dermapharm Holding SE (Pharmaceuticals, Biotechnology & Life Sciences)	2,304,708
489,771	Deutsche Pfandbriefbank AG (Banks)(a)	6,164,082
38,516	Eckert & Ziegler Strahlen- und Medizintechnik AG (Health Care Equipment & Services)	1,932,772
207,905	Evotec SE (Pharmaceuticals, Biotechnology & Life Sciences)*	5,062,166

Common Stocks – (continued)
Germany – (continued)
84,855	Gerresheimer AG (Pharmaceuticals, Biotechnology & Life Sciences)(b)	5,894,229
35,941	GFT Technologies SE (Software & Services)	1,427,595
288,714	Hensoldt AG (Capital Goods)	8,040,392
45,784	HUGO BOSS AG (Consumer Durables & Apparel)	2,567,702
1,176,813	K+S AG (Registered) (Materials)*	39,526,796
1,750,803	Kloeckner & Co SE (Capital Goods)*	22,553,426
47,989	Krones AG (Capital Goods)	3,705,404
94,484	METRO AG (Food & Staples Retailing)*	829,943
69,223	Rheinmetall AG (Capital Goods)	15,604,540
18,054	Softwareone Holding AG (Technology Hardware & Equipment)*	244,099
4,219	Varta AG (Capital Goods)(b)	394,754

		151,271,186

Guernsey – 0.2%
3,472,852	BMO Commercial Property Trust Ltd. REIT (Real Estate)	5,126,035

Hong Kong – 2.4%
2,827,800	ASM Pacific Technology Ltd. (Semiconductors & Semiconductor Equipment)	28,497,960
668,960	Bank of East Asia Ltd. (The) (Banks)	989,873
2,816,000	Fortune Real Estate Investment Trust REIT (Real Estate)	2,460,401
1,803,000	Hang Lung Group Ltd. (Real Estate)	3,520,344
4,720,000	Kerry Properties Ltd. (Real Estate)	12,763,522
1,229,000	Luk Fook Holdings International Ltd. (Retailing)	2,813,072
50,385,000	Pacific Basin Shipping Ltd. (Transportation)	23,117,173
599,000	Sun Hung Kai & Co. Ltd. (Diversified Financials)	284,729
5,132,000	United Laboratories International Holdings Ltd. (The) (Pharmaceuticals, Biotechnology & Life Sciences)	2,515,058

		76,962,132

Indonesia – 0.6%
10,057,700	First Resources Ltd. (Food, Beverage & Tobacco)	15,339,936
10,811,800	Golden Agri-Resources Ltd. (Food, Beverage & Tobacco)	2,526,034

		17,865,970

Israel – 3.4%
85,182	Airport City Ltd. (Real Estate)*	1,896,384

24	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL SMALL CAP INSIGHTS FUND

Shares	Description	Value

Common Stocks – (continued)
Israel – (continued)
181,670	Alony Hetz Properties & Investments Ltd. (Real Estate)	$2,973,264
388,389	Amot Investments Ltd. (Real Estate)	2,948,186
5,224,046	Bezeq The Israeli Telecommunication Corp. Ltd. (Telecommunication Services)*	8,281,618
15,352	Big Shopping Centers Ltd. (Real Estate)	2,319,976
56,122	Camtek Ltd. (Semiconductors & Semiconductor Equipment)*	1,651,742
112,503	Clal Insurance Enterprises Holdings Ltd. (Insurance)*	2,493,711
5,678	Delta Galil Industries Ltd. (Consumer Durables & Apparel)	378,400
12,632	Elco Ltd. (Capital Goods)	979,150
1,631	Electra Ltd. (Capital Goods)	1,119,195
66,883	Energix-Renewable Energies Ltd. (Utilities)	226,599
981,122	Enlight Renewable Energy Ltd. (Utilities)*	2,104,941
19,272	Fattal Holdings 1998 Ltd. (Consumer Services)*	2,779,663
185,915	First International Bank Of Israel Ltd. (The) (Banks)	7,807,038
18,382	Fox Wizel Ltd. (Retailing)	2,702,710
234,813	Gazit-Globe Ltd. (Real Estate)	2,201,306
257,740	Harel Insurance Investments & Financial Services Ltd. (Insurance)	3,159,089
207,554	Israel Canada T.R Ltd. (Real Estate)	1,026,199
10,260	Israel Corp. Ltd. (The) (Materials)*	5,764,766
47,832	Maytronics Ltd. (Consumer Durables & Apparel)	849,296
36,586	Melisron Ltd. (Real Estate)*	2,967,746
673,991	Mivne Real Estate KD Ltd. (Real Estate)	2,525,307
40,053	Nova Ltd. (Semiconductors & Semiconductor Equipment)*	3,840,871
42,762	Perion Network Ltd. (Media & Entertainment)*	914,298
804,806	Phoenix Holdings Ltd. (The) (Insurance)	10,124,822
1,301,702	Plus500 Ltd. (Diversified Financials)	25,347,953
166,642	Shapir Engineering and Industry Ltd. (Capital Goods)	1,559,135
231,884	Shikun & Binui Ltd. (Capital Goods)*	1,367,065
580,627	Shufersal Ltd. (Food & Staples Retailing)	4,885,163
39,085	Strauss Group Ltd. (Food, Beverage & Tobacco)	1,044,785
36,986	Tower Semiconductor Ltd. (Semiconductors & Semiconductor Equipment)*	1,778,663

		110,019,041

Common Stocks – (continued)
Italy – 4.7%
15,040,717	A2A SpA (Utilities)	25,697,943
126,666	ACEA SpA (Utilities)	2,172,813
245,624	Banca IFIS SpA (Diversified Financials)	4,460,360
2,203,037	BFF Bank SpA (Diversified Financials)(a)	13,737,280
854,957	Falck Renewables SpA (Utilities)	7,968,614
4,382,032	Hera SpA (Utilities)	16,343,205
1,970,039	Iren SpA (Utilities)	5,092,423
3,329,944	Leonardo SpA (Capital Goods)*	34,269,745
400,901	MFE-MediaForEurope NV, Class B (Media & Entertainment)(b)	369,215
61,867	RAI Way SpA (Telecommunication Services)(a)	363,743
174,453	Reply SpA (Software & Services)	25,682,478
2,523,219	Unipol Gruppo SpA (Insurance)	13,758,160

		149,915,979

Japan – 27.9%
18,400	77 Bank Ltd. (The) (Banks)	228,151
138,400	Air Water, Inc. (Materials)	1,836,970
116,000	Airtrip Corp. (Consumer Services)	2,827,047
122,200	Alfresa Holdings Corp. (Health Care Equipment & Services)	1,661,762
3,012,900	Amada Co. Ltd. (Capital Goods)	23,395,055
748,200	Aozora Bank Ltd. (Banks)	14,979,364
23,400	Autobacs Seven Co. Ltd. (Retailing)	246,379
168,100	Avex, Inc. (Media & Entertainment)	1,807,028
251,200	Bell System24 Holdings, Inc. (Software & Services)	2,905,018
13,000	Benesse Holdings, Inc. (Consumer Services)	227,460
375,300	BIPROGY, Inc. (Software & Services)	9,481,949
87,300	BML, Inc. (Health Care Equipment & Services)	2,246,717
36,400	Canon Marketing Japan, Inc. (Technology Hardware & Equipment)	792,059
594,200	Chugoku Electric Power Co., Inc. (The) (Utilities)	3,913,708
6,331,400	Citizen Watch Co. Ltd. (Technology Hardware & Equipment)	23,895,392
1,745,600	Coca-Cola Bottlers Japan Holdings, Inc. (Food, Beverage & Tobacco)	19,568,963
174	CRE Logistics REIT, Inc. REIT (Real Estate)	266,091
8,100	Daido Steel Co. Ltd. (Materials)	231,051
67,000	Daihen Corp. (Capital Goods)	1,916,695
1,138	Daiwa Office Investment Corp. REIT (Real Estate)	6,442,515
763,900	DeNA Co. Ltd. (Media & Entertainment)	11,072,030

The accompanying notes are an integral part of these financial statements.	25

GOLDMAN SACHS INTERNATIONAL SMALL CAP INSIGHTS FUND

Schedule of Investments (continued)

April 30, 2022 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Japan – (continued)
303,500	Dexerials Corp. (Technology Hardware & Equipment)	$6,654,951
30,600	Doshisha Co. Ltd. (Retailing)	360,446
10,400	Doutor Nichires Holdings Co. Ltd. (Consumer Services)	119,528
140,700	DTS Corp. (Software & Services)	3,087,148
18,800	Eagle Industry Co. Ltd. (Automobiles & Components)	149,796
62,600	Ebara Corp. (Capital Goods)	2,875,054
12,800	Eizo Corp. (Technology Hardware & Equipment)	333,649
296,100	EXEO Group, Inc. (Capital Goods)	4,929,420
215,900	Ezaki Glico Co. Ltd. (Food, Beverage & Tobacco)	6,189,552
519,900	Financial Products Group Co. Ltd. (Diversified Financials)	3,181,640
104,600	Fuji Oil Holdings, Inc. (Food, Beverage & Tobacco)	1,484,467
28,600	Fuji Soft, Inc. (Software & Services)	1,524,302
1,284,600	Fujikura Ltd. (Capital Goods)	6,076,798
17,800	Future Corp. (Software & Services)	260,807
25,300	Fuyo General Lease Co. Ltd. (Diversified Financials)	1,368,854
8,061	Global One Real Estate Investment Corp. REIT (Real Estate)	6,909,850
1,390,700	Gunma Bank Ltd. (The) (Banks)	3,997,633
51,100	Gunze Ltd. (Consumer Durables & Apparel)	1,471,071
1,226,600	H2O Retailing Corp. (Retailing)	8,023,540
161,600	Hanwa Co. Ltd. (Capital Goods)	3,950,084
606,500	Haseko Corp. (Consumer Durables & Apparel)	6,645,439
210,100	HIS Co. Ltd. (Consumer Services)*(b)	3,582,231
5,600	Hisamitsu Pharmaceutical Co., Inc. (Pharmaceuticals, Biotechnology & Life Sciences)	153,422
235,800	Hitachi Zosen Corp. (Capital Goods)	1,272,433
84,800	Hokkaido Electric Power Co., Inc. (Utilities)	314,786
11,600	Horiba Ltd. (Technology Hardware & Equipment)	564,379
347,300	IDOM, Inc. (Retailing)	1,740,212
31,800	Iino Kaiun Kaisha Ltd. (Transportation)	180,041
6,629	Industrial & Infrastructure Fund Investment Corp. REIT (Real Estate)	9,511,852
86,800	Itoham Yonekyu Holdings, Inc. (Food, Beverage & Tobacco)	436,869
18,000	Izumi Co. Ltd. (Retailing)	391,205
3,913,900	J Front Retailing Co. Ltd. (Retailing)	29,329,317
454	Japan Excellent, Inc. REIT (Real Estate)	445,457
18,600	Japan Lifeline Co. Ltd. (Health Care Equipment & Services)	155,037

Common Stocks – (continued)
Japan – (continued)
161,400	Japan Petroleum Exploration Co. Ltd. (Energy)	3,217,347
5,387	Japan Prime Realty Investment Corp. REIT (Real Estate)	16,342,866
102,400	Japan Steel Works Ltd. (The) (Capital Goods)	2,882,007
3,000	Jeol Ltd. (Health Care Equipment & Services)	134,726
785,500	Kamigumi Co. Ltd. (Transportation)	13,336,929
294,200	Kaneka Corp. (Materials)	7,872,074
990,200	Kanematsu Corp. (Capital Goods)	10,233,847
13,400	Kanematsu Electronics Ltd. (Software & Services)	400,401
41,900	Kawasaki Kisen Kaisha Ltd. (Transportation)	2,190,618
1,657	Kenedix Office Investment Corp. REIT (Real Estate)	8,660,659
536	Kenedix Retail REIT Corp. REIT (Real Estate)	1,128,409
221,800	Kumagai Gumi Co. Ltd. (Capital Goods)	4,628,714
38,100	KYB Corp. (Automobiles & Components)	862,393
132,000	Kyokuto Kaihatsu Kogyo Co. Ltd. (Capital Goods)	1,330,802
223,800	Life Corp. (Food & Staples Retailing)	5,105,300
82,400	Lintec Corp. (Materials)	1,534,916
368,100	Macnica Fuji Electronics Holdings, Inc. (Technology Hardware & Equipment)	7,631,773
313,300	Makino Milling Machine Co. Ltd. (Capital Goods)	9,653,835
30,300	Mandom Corp. (Household & Personal Products)	301,265
33,400	Mani, Inc. (Health Care Equipment & Services)	381,429
60,700	Matsuda Sangyo Co. Ltd. (Commercial & Professional Services)	1,065,869
520,800	Maxell Ltd. (Technology Hardware & Equipment)	4,643,830
30,600	Megachips Corp. (Semiconductors & Semiconductor Equipment)	783,941
587	Mirai Corp. REIT (Real Estate)	228,011
272,500	Mirait Holdings Corp. (Capital Goods)	3,818,715
566,700	Mitsubishi Logistics Corp. (Transportation)	13,061,049
134,100	Mitsubishi Research Institute, Inc. (Software & Services)	4,037,411
672,300	Mitsui Mining & Smelting Co. Ltd. (Materials)	16,999,549
1,125	Mori Hills REIT Investment Corp. REIT (Real Estate)	1,275,905
942	Mori Trust Sogo REIT, Inc. REIT (Real Estate)	1,025,715
120,000	Nachi-Fujikoshi Corp. (Capital Goods)	3,490,030

26	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL SMALL CAP INSIGHTS FUND

Shares	Description	Value

Common Stocks – (continued)
Japan – (continued)
184,400	Nagoya Railroad Co. Ltd. (Transportation)	$2,961,675
858,800	NEC Networks & System Integration Corp. (Software & Services)	12,194,306
627,400	NGK Spark Plug Co. Ltd. (Automobiles & Components)	9,627,591
261,700	Nichias Corp. (Capital Goods)	4,699,985
389,400	Nikkon Holdings Co. Ltd. (Transportation)	5,897,873
150,720	Nippon Light Metal Holdings Co. Ltd. (Materials)	1,931,095
7,284	NIPPON REIT Investment Corp. REIT (Real Estate)	20,878,820
298,800	Nippon Shokubai Co. Ltd. (Materials)	12,021,127
29,800	Nippon Steel Trading Corp. (Capital Goods)	1,212,785
4,512,700	Nippon Suisan Kaisha Ltd. (Food, Beverage & Tobacco)	19,924,990
59,000	Nisshin Oillio Group Ltd. (The) (Food, Beverage & Tobacco)	1,335,245
52,600	Nisshinbo Holdings, Inc. (Capital Goods)	393,556
85,300	NOF Corp. (Materials)	3,201,691
490,500	NOK Corp. (Automobiles & Components)	4,173,308
189,000	NS Solutions Corp. (Software & Services)	5,638,516
657,400	NS United Kaiun Kaisha Ltd. (Transportation)(b)	18,067,242
203,100	Okamura Corp. (Commercial & Professional Services)	1,866,479
237,400	OKUMA Corp. (Capital Goods)	8,485,016
5,700	Okumura Corp. (Capital Goods)	134,559
547	One REIT, Inc. REIT (Real Estate)	1,161,158
5,969,800	Orient Corp. (Diversified Financials)	5,730,351
228,500	Paramount Bed Holdings Co. Ltd. (Health Care Equipment & Services)	3,805,656
10,000	Prima Meat Packers Ltd. (Food, Beverage & Tobacco)	163,981
1,061,000	Resorttrust, Inc. (Consumer Services)	17,849,769
65,300	Rohto Pharmaceutical Co. Ltd. (Household & Personal Products)	1,743,808
7,900	Round One Corp. (Consumer Services)	87,929
79,500	S Foods, Inc. (Food, Beverage & Tobacco)	1,849,555
361,300	Sankyo Co. Ltd. (Consumer Durables & Apparel)	10,396,410
399,700	Sankyu, Inc. (Transportation)	12,186,461
202,200	Sato Holdings Corp. (Commercial & Professional Services)	2,780,278
363,200	Sawai Group Holdings Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	12,183,421

Common Stocks – (continued)
Japan – (continued)
388,000	SCREEN Holdings Co. Ltd. (Semiconductors & Semiconductor Equipment)	31,710,960
21,600	Sega Sammy Holdings, Inc. (Consumer Durables & Apparel)	382,744
1,284,700	Seino Holdings Co. Ltd. (Transportation)	10,494,661
2,201	Sekisui House REIT, Inc. REIT (Real Estate)	1,287,919
1,274,200	Senko Group Holdings Co. Ltd. (Transportation)	8,617,279
758,200	Shikoku Electric Power Co., Inc. (Utilities)	4,359,283
8,100	Shochiku Co. Ltd. (Media & Entertainment)*	826,692
527,800	Showa Denko KK (Materials)	10,270,126
4,086,600	SKY Perfect JSAT Holdings, Inc. (Media & Entertainment)	13,238,171
507,700	Sodick Co. Ltd. (Capital Goods)	2,840,797
236,800	Sojitz Corp. (Capital Goods)	3,610,809
787	SOSiLA Logistics REIT, Inc. REIT (Real Estate)	956,633
10,843	Star Asia Investment Corp. REIT (Real Estate)	4,963,007
66,000	Star Micronics Co. Ltd. (Capital Goods)	739,828
71,500	Starts Corp., Inc. (Real Estate)	1,325,201
4,200	Sumitomo Bakelite Co. Ltd. (Materials)	137,807
1,961,600	Sumitomo Forestry Co. Ltd. (Consumer Durables & Apparel)	30,010,223
98,200	Sumitomo Heavy Industries Ltd. (Capital Goods)	2,078,049
468,500	Sumitomo Warehouse Co. Ltd. (The) (Transportation)	7,862,197
162,500	Suzuken Co. Ltd. (Health Care Equipment & Services)	4,796,554
209,900	Takara Holdings, Inc. (Food, Beverage & Tobacco)	1,767,964
9,347	Takara Leben Real Estate Investment Corp. REIT (Real Estate)	8,711,455
1,014,300	Takashimaya Co. Ltd. (Retailing)	9,251,680
11,700	TechnoPro Holdings, Inc. (Commercial & Professional Services)	297,977
1,015,200	Toho Gas Co. Ltd. (Utilities)	23,815,635
235,800	Tohoku Electric Power Co., Inc. (Utilities)	1,311,648
755,600	Tokyo Seimitsu Co. Ltd. (Semiconductors & Semiconductor Equipment)	25,993,305
584,200	Tokyo Tatemono Co. Ltd. (Real Estate)	8,236,601
432,900	Tokyotokeiba Co. Ltd. (Consumer Services)	14,730,855
187,700	Tokyu Fudosan Holdings Corp. (Real Estate)	976,729

The accompanying notes are an integral part of these financial statements.	27

GOLDMAN SACHS INTERNATIONAL SMALL CAP INSIGHTS FUND

Schedule of Investments (continued)

April 30, 2022 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Japan – (continued)
34,000	Tomy Co. Ltd. (Consumer Durables & Apparel)	$322,578
16,700	Toridoll Holdings Corp. (Consumer Services)	302,869
1,297,000	Toyo Seikan Group Holdings Ltd. (Materials)	14,028,848
202,300	Toyo Tanso Co. Ltd. (Capital Goods)	4,395,903
55,900	Tsubakimoto Chain Co. (Capital Goods)	1,276,452
13,100	Tsumura & Co. (Pharmaceuticals, Biotechnology & Life Sciences)	322,323
820,000	TV Asahi Holdings Corp. (Media & Entertainment)	9,366,343
184,600	UACJ Corp. (Materials)	3,088,350
115,500	Ulvac, Inc. (Semiconductors & Semiconductor Equipment)	4,525,855
5,748	United Urban Investment Corp. REIT (Real Estate)	6,289,092
1,084,100	Ushio, Inc. (Capital Goods)	14,055,986
215,800	Yellow Hat Ltd. (Retailing)	2,695,778

		896,730,811

Luxembourg – 0.7%
578,368	APERAM SA (Materials)	22,323,551

Netherlands – 3.5%
267,283	Aalberts NV (Capital Goods)	12,987,896
5,854	AMG Advanced Metallurgical Group NV (Materials)	228,903
77,435	Arcadis NV (Capital Goods)	3,230,877
566,562	ASR Nederland NV (Insurance)	25,749,496
37,885	BE Semiconductor Industries NV (Semiconductors & Semiconductor Equipment)	2,309,419
35,777	Eurocommercial Properties NV REIT (Real Estate)	865,659
306,503	Fugro NV (Capital Goods)*	3,754,768
1,842,571	Koninklijke BAM Groep NV (Capital Goods)*	5,099,940
873,419	OCI NV (Materials)*	33,096,052
605,701	Signify NV (Capital Goods)(a)	25,625,755
9,417	TKH Group NV (Capital Goods)	461,812
22,936	Van Lanschot Kempen NV (Diversified Financials)	597,289

		114,007,866

New Zealand – 0.5%
4,176,437	Fletcher Building Ltd. (Capital Goods)	16,636,922

Norway – 5.4%
6,002,198	Aker Solutions ASA (Energy)	20,739,715
758,838	Austevoll Seafood ASA (Food, Beverage & Tobacco)	12,031,438
512,760	BW Offshore Ltd. (Energy)	1,474,712
1,829,610	Europris ASA (Retailing)(a)(b)	9,296,739

Common Stocks – (continued)
Norway – (continued)
2,738,271	Golden Ocean Group Ltd. (Transportation)	34,089,099
525,657	Grieg Seafood ASA (Food, Beverage & Tobacco)*	7,831,230
501,347	Kongsberg Gruppen ASA (Capital Goods)	21,534,148
1,738,973	Leroy Seafood Group ASA (Food, Beverage & Tobacco)	16,320,764
9,756,072	MPC Container Ships ASA (Transportation)	29,038,786
759,227	NEL ASA (Capital Goods)*(b)	1,078,915
168,611	Nordic Semiconductor ASA (Semiconductors & Semiconductor Equipment)*	3,352,196
42,483	Salmar ASA (Food, Beverage & Tobacco)	3,476,372
127,978	Selvaag Bolig ASA (Real Estate)(b)	609,234
334,908	Veidekke ASA (Capital Goods)	4,336,602
1,335,038	Wallenius Wilhelmsen ASA (Transportation)	8,379,742

		173,589,692

Portugal – 0.5%
74,726	NOS SGPS SA (Telecommunication Services)	316,001
1,533,242	REN – Redes Energeticas Nacionais SGPS SA (Utilities)	4,674,558
10,346,259	Sonae SGPS SA (Food & Staples Retailing)	11,169,725

		16,160,284

Singapore – 0.2%
69,234	Kenon Holdings Ltd. (Utilities)	3,954,112
880,500	Parkway Life Real Estate Investment Trust REIT (Real Estate)	3,068,065
1,721,200	Yangzijiang Financial Holding Pte Ltd. (Diversified Financials)*	678,299

		7,700,476

Spain – 1.5%
3,723,711	Bankinter SA (Banks)	21,913,575
404,340	Faes Farma SA (Pharmaceuticals, Biotechnology & Life Sciences)	1,693,438
28,493	Indra Sistemas SA (Software & Services)*	290,361
1,359,194	Mediaset Espana Comunicacion SA (Media & Entertainment)*(b)	6,082,356
1,217,260	Merlin Properties Socimi SA REIT (Real Estate)	13,223,904
117,441	Viscofan SA (Food, Beverage & Tobacco)	6,483,252

		49,686,886

28	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL SMALL CAP INSIGHTS FUND

Shares	Description	Value

Common Stocks – (continued)
Sweden – 5.6%
167,606	AddTech AB, Class B (Capital Goods)	$2,956,635
17,594	AFRY AB (Commercial & Professional Services)	291,667
2,489,626	Arjo AB, Class B (Health Care Equipment & Services)(b)	18,761,980
1,725,810	Betsson AB, Class B (Consumer Services)*	10,601,530
652,362	Biotage AB (Pharmaceuticals, Biotechnology & Life Sciences)(b)	13,513,696
264,586	Bonava AB, Class B (Consumer Durables & Apparel)	1,284,438
448,025	Bravida Holding AB (Commercial & Professional Services)*(a)	4,592,978
465,542	Hexpol AB (Materials)(b)	3,997,221
17,672	HMS Networks AB (Technology Hardware & Equipment)	723,312
198,345	Intrum AB (Commercial & Professional Services)*(b)	4,794,606
819,555	Inwido AB (Capital Goods)(b)	11,314,663
248,007	Lindab International AB (Capital Goods)	5,784,456
176,771	Mekonomen AB (Retailing)*	2,037,220
196,363	MIPS AB (Consumer Durables & Apparel)	13,945,595
1,100,229	NCC AB, Class B (Capital Goods)	13,632,164
454,662	New Wave Group AB, Class B (Consumer Durables & Apparel)	7,938,643
63,182	Nyfosa AB (Real Estate)	696,369
451,535	Saab AB, Class B (Capital Goods)	19,099,447
784,241	SSAB AB, Class A (Materials)(b)	4,980,806
5,475,433	SSAB AB, Class B (Materials)(b)	32,198,978
272,727	Trelleborg AB, Class B (Capital Goods)(b)	5,981,881
29,470	Wihlborgs Fastigheter AB (Real Estate)	510,941

		179,639,226

Switzerland – 4.2%
2,906	ALSO Holding AG (Registered) (Technology Hardware & Equipment)*	657,145
21,282	Bucher Industries AG (Registered) (Capital Goods)	7,672,907
19,480	Comet Holding AG (Registered) (Technology Hardware & Equipment)	4,211,073
139,482	DKSH Holding AG (Commercial & Professional Services)	11,976,613
221,804	Galenica AG (Health Care Equipment & Services)(a)	16,333,090
183,330	Huber + Suhner AG (Registered) (Capital Goods)	16,078,619
28,690	Mobilezone Holding AG (Registered) (Retailing)	464,553

Common Stocks – (continued)
Switzerland – (continued)
306,994	PSP Swiss Property AG (Registered) (Real Estate)	38,691,052
9,934	Siegfried Holding AG (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)*	7,201,551
12,476	Stadler Rail AG (Capital Goods)(b)	455,305
35,122	Swissquote Group Holding SA (Registered) (Diversified Financials)	5,708,330
58,119	Tecan Group AG (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)	17,465,790
1,899	u-blox Holding AG (Semiconductors & Semiconductor Equipment)*	157,762
31,613	Valiant Holding AG (Registered) (Banks)	3,157,750
63,929	Zehnder Group AG (Capital Goods)	4,998,956

		135,230,496

United Kingdom – 13.0%
2,879,303	Babcock International Group PLC (Capital Goods)*	10,993,057
1,347,988	Balfour Beatty PLC (Capital Goods)	4,084,017
255,305	Bellway PLC (Consumer Durables & Apparel)	7,754,196
467,483	Britvic PLC (Food, Beverage & Tobacco)	5,037,760
743,613	Capita PLC (Software & Services)*	221,914
1,186,383	Capital & Counties Properties PLC REIT (Real Estate)	2,451,265
81,010	Capricorn Energy PLC (Energy)*	208,361
896,481	Central Asia Metals PLC (Materials)	3,003,657
16,828,256	Centrica PLC (Utilities)*	16,673,275
29,678	Clarkson PLC (Transportation)	1,366,447
355,626	Computacenter PLC (Software & Services)	11,948,919
560,590	Crest Nicholson Holdings PLC (Consumer Durables & Apparel)	1,763,882
10,039	Dechra Pharmaceuticals PLC (Pharmaceuticals, Biotechnology & Life Sciences)	454,921
1,444,769	Drax Group PLC (Utilities)	14,600,413
62,889	Electrocomponents PLC (Capital Goods)	820,858
11,163	Euromoney Institutional Investor PLC (Media & Entertainment)	137,650
136,069	Fevertree Drinks PLC (Food, Beverage & Tobacco)	3,085,331
2,064,013	Halfords Group PLC (Retailing)	5,875,972
1,279,467	Hammerson PLC REIT (Real Estate)	461,930
922,846	Harbour Energy PLC (Energy)	5,787,171

The accompanying notes are an integral part of these financial statements.	29

GOLDMAN SACHS INTERNATIONAL SMALL CAP INSIGHTS FUND

Schedule of Investments (continued)

April 30, 2022 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
United Kingdom – (continued)
351,493	Hays PLC (Commercial & Professional Services)	$539,840
2,646,003	IG Group Holdings PLC (Diversified Financials)	27,042,346
694,725	IMI PLC (Capital Goods)	11,695,511
2,861,160	Inchcape PLC (Retailing)	25,600,712
1,021,563	Indivior PLC (Pharmaceuticals, Biotechnology & Life Sciences)*	4,023,257
52,528	Intermediate Capital Group PLC (Diversified Financials)	1,005,201
1,724,295	Investec PLC (Diversified Financials)	10,155,914
21,294,874	ITV PLC (Media & Entertainment)	19,664,836
157,891	Lancashire Holdings Ltd. (Insurance)	836,806
2,525,778	LondonMetric Property PLC REIT (Real Estate)	8,536,809
11,108,801	Man Group PLC (Diversified Financials)	32,376,918
42,656	Morgan Advanced Materials PLC (Capital Goods)	149,593
223,204	Morgan Sindall Group PLC (Capital Goods)	6,018,102
338,182	OSB Group PLC (Banks)	2,360,660
537,903	Pagegroup PLC (Commercial & Professional Services)	3,291,364
1,475,762	Paragon Banking Group PLC (Banks)	9,126,484
2,227,609	Pennon Group PLC (Utilities)	30,955,429
414,476	Pets at Home Group PLC (Retailing)	1,608,832
579,276	QinetiQ Group PLC (Capital Goods)	2,457,648
365,398	Quilter PLC (Diversified Financials)(a)	601,915
1,631,990	Reach PLC (Media & Entertainment)	3,336,790
571,194	Redde Northgate PLC (Transportation)	2,825,633
272,298	Redrow PLC (Consumer Durables & Apparel)	1,784,995
39,454	Renishaw PLC (Technology Hardware & Equipment)	2,085,033
1,887,092	Royal Mail PLC (Transportation)	8,088,645
497,396	Safestore Holdings PLC REIT (Real Estate)	7,824,922
194,657	Savills PLC (Real Estate)	2,618,644
692,383	Serica Energy PLC (Energy)	3,041,838
595,399	Spectris PLC (Technology Hardware & Equipment)	21,776,064
1,014,233	Spirent Communications PLC (Technology Hardware & Equipment)	2,932,540
282,537	SSP Group PLC (Consumer Services)*	833,944
477,650	SThree PLC (Commercial & Professional Services)	2,201,922

Common Stocks – (continued)
United Kingdom – (continued)
1,318,574	Tate & Lyle PLC (Food, Beverage & Tobacco)*	12,816,022
671,682	Travis Perkins PLC (Capital Goods)	10,244,780
11,379,161	Tritax Big Box REIT PLC REIT (Real Estate)	34,736,833
2,400,475	UK Commercial Property REIT Ltd. REIT (Real Estate)	2,644,836
144,119	Urban Logistics REIT PLC REIT (Real Estate)	338,886
215,918	Vesuvius PLC (Capital Goods)	878,051
358,510	Warehouse REIT PLC REIT (Real Estate)	723,097

		416,512,648

United States – 0.1%
157,932	Carnival PLC ADR (Consumer Services)*(b)	2,493,746

TOTAL COMMON STOCKS
(Cost $3,199,443,333)		$3,153,996,806

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $3,199,443,333)		$3,153,996,806

Shares	Dividend Rate	Value

Securities Lending Reinvestment Vehicle – 2.6%(c)
Goldman Sachs Financial Square Government Fund – Institutional Shares
83,972,023	0.317%	$83,972,023
(Cost $83,972,023)

TOTAL INVESTMENTS – 100.9%
(Cost $3,283,415,356)		$3,237,968,829

OTHER ASSETS IN EXCESS OF LIABILITIES – (0.9)%		(27,804,378)

NET ASSETS – 100.0%		$3,210,164,451

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(b)	All or a portion of security is on loan.

(c)	Represents an affiliated issuer.

Investment Abbreviations:
ADR	—American Depositary Receipt
CVA	—Dutch Certification
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

30	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL SMALL CAP INSIGHTS FUND

Sector Name	% of Market Value
Industrials	24.5%
Financials	11.7
Real Estate	10.9
Materials	10.8
Consumer Discretionary	10.1
Information Technology	8.7
Consumer Staples	6.2
Utilities	5.5
Health Care	4.2
Communication Services	2.9
Energy	1.9
Securities Lending Reinvestment Vehicle	2.6

TOTAL INVESTMENTS	100.0%

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At April 30, 2022, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
EURO STOXX 50 Index	85	06/17/22	$3,280,040	$70,060
FTSE 100 Index	16	06/17/22	1,430,836	80,720
Hang Seng Index	8	05/30/22	1,019,319	51,307
MSCI Singapore Index	7	05/30/22	155,489	3,345
SPI 200 Index	6	06/16/22	751,505	33,720
TOPIX Index	17	06/09/22	2,299,479	193,374

Total Futures Contracts				$432,526

The accompanying notes are an integral part of these financial statements.	31

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Statements of Assets and Liabilities

April 30, 2022 (Unaudited)

	Emerging Markets Equity Insights Fund	International Equity Insights Fund	International Small Cap Insights Fund
Assets:
Investments in unaffiliated issuers, at value (cost $1,746,956,992, $2,026,900,670 and $3,199,443,333, respectively)(a)	$1,710,870,833	$2,006,507,262	$3,153,996,806
Investments in affiliated issuers, at value (cost $6,474,097, $0 and $0, respectively)	6,474,097	—	—
Investments in affiliated securities lending reinvestment vehicle, at value which equals cost	6,574,425	85,554,548	83,972,023
Cash	32,316,574	30,136,299	138,867
Foreign currency, at value (cost 9,993,455, $15,374,139 and $33,548,460, respectively)	9,893,230	15,248,920	33,206,167
Receivables:
Fund shares sold	36,613,251	7,482,688	3,830,927
Investments sold	7,415,842	16,748,298	4,183,462
Dividends	3,590,869	10,092,426	20,382,512
Collateral on certain derivative contracts(b)	2,545,538	8,766,712	773,628
Foreign tax reclaims	154,891	6,542,626	6,841,688
Reimbursement from investment adviser	125,395	100,429	150,456
Securities lending income	1,850	125,440	156,243
Variation margin on futures contracts	189,469	108,205	83,466
Other assets	59,544	96,455	145,449
Total assets	1,816,825,808	2,187,510,308	3,307,861,694

Liabilities:
Unrealized loss on forward foreign currency exchange contracts	2,370	—	—
Payables:
Investments purchased	7,490,462	23,003,581	4,167,940
Payable upon return of securities loaned	6,574,425	85,554,548	83,972,023
Fund shares redeemed	1,558,908	2,654,817	2,485,852
Foreign capital gains tax	1,497,778	—	—
Management fees	1,496,744	1,356,864	2,267,020
Distribution and Service fees and Transfer Agency fees	91,737	126,090	166,523
Due to custodian	30,344	2,732,173	3,556,886
Due to broker	17,039	5,812,805	—
Accrued expenses	851,822	680,849	1,080,999
Total liabilities	19,611,629	121,921,727	97,697,243

Net Assets:
Paid-in capital	1,932,870,020	2,080,029,390	3,393,180,792
Total distributable loss	(135,655,841)	(14,440,809)	(183,016,341)
NET ASSETS	$1,797,214,179	$2,065,588,581	$3,210,164,451
Net Assets:
Class A	$36,508,597	$82,455,395	$93,067,283
Class C	4,323,939	11,579,629	20,782,610
Institutional	1,008,026,408	914,570,258	2,288,540,787
Service	—	2,298,415	—
Investor	76,688,757	80,233,652	114,276,752
Class R6	534,199,124	551,610,725	642,908,938
Class R	22,073,788	6,371,811	—
Class P	115,393,566	416,468,696	50,588,081
Total Net Assets	$1,797,214,179	$2,065,588,581	$3,210,164,451
Shares Outstanding $0.001 par value (unlimited number of shares authorized):
Class A	4,185,687	6,676,180	7,672,182
Class C	501,987	957,239	1,770,928
Institutional	116,011,475	71,784,281	189,155,739
Service	—	183,658	—
Investor	8,839,140	6,608,497	9,483,022
Class R6	61,552,530	43,332,753	53,014,969
Class R	2,583,006	531,726	—
Class P	13,295,682	32,743,631	4,172,035
Net asset value, offering and redemption price per share:(c)
Class A	$8.72	$12.35	$12.13
Class C	8.61	12.10	11.74
Institutional	8.69	12.74	12.10
Service	—	12.51	—
Investor	8.68	12.14	12.05
Class R6	8.68	12.73	12.13
Class R	8.55	11.98	—
Class P	8.68	12.72	12.13

(a)	Includes loaned securities having a market value of $6,129,387, $79,972,538 and $79,503,031 for the Emerging Markets Equity Insights, International Equity Insights and International Small Cap Insights Funds, respectively.
(b)	Segregated for initial margin and/or collateral as follows:

Fund	Futures
Emerging Markets Equity Insights	$2,545,538
International Equity Insights Fund	8,766,712

International Small Cap Insights Fund	773,628

(c)	Maximum public offering price per share for Class A Shares of the Emerging Markets Equity Insights Fund, International Equity Insights Fund and International Small Cap Insights Fund is $9.23, $13.07 and $12.84, respectively. At redemption, Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value (“NAV”) or the original purchase price of the shares.

32	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Statements of Operations

For the Six Months Ended April 30, 2022 (Unaudited)

	Emerging Markets Equity Insights Fund	International Equity Insights Fund	International Small Cap Insights Fund
Investment income:

Dividends — unaffiliated issuers (net of foreign withholding taxes of $3,659,331, $4,758,371 and $7,126,982, respectively)	$25,365,242	$37,180,915	$59,828,717

Securities lending income — affiliated issuer	24,582	163,388	237,566

Dividends — affiliated issuers	3,591	202	252

Total investment income	25,393,415	37,344,505	60,066,535

Expenses:

Management fees	9,216,191	8,945,623	14,693,249

Custody, accounting and administrative services	860,006	382,182	564,665

Transfer Agency fees(a)	433,378	542,937	840,532

Distribution and/or Service (12b-1) fees(a)	133,455	190,022	232,069

Professional fees	72,063	69,168	82,946

Printing and mailing costs	71,287	97,604	303,210

Registration fees	58,383	64,581	98,708

Trustee fees	12,655	13,138	13,910

Service fees — Class C	6,276	16,583	30,952

Shareholder Administration fees — Service Shares	—	3,305	—

Other	39,496	21,371	33,486

Total expenses	10,903,190	10,346,514	16,893,727

Less — expense reductions	(620,288)	(600,981)	(844,278)

Net expenses	10,282,902	9,745,533	16,049,449

NET INVESTMENT INCOME	15,110,513	27,598,972	44,017,086

Realized and unrealized gain (loss):

Net realized gain (loss) from:

Investments — unaffiliated issuers	(75,421,512)	13,020,824	(77,454,214)

Futures contracts	(4,182,455)	(121,083)	(2,447,909)

Forward foreign currency contracts	(276,256)	(13,777)	86,621

Foreign currency transactions	(869,574)	(1,701,331)	(1,338,964)

Net change in unrealized gain (loss) on:

Investments — unaffiliated issuers (including the effects of the net change in the foreign capital gains tax liability of $111,656, $0 and $0)	(143,116,919)	(294,361,757)	(443,394,798)

Futures contracts	(1,089,912)	482,407	(864,235)

Forward foreign currency contracts	(2,370)	—	—

Foreign currency translations	1,133,519	(1,262,605)	(1,701,224)

Net realized and unrealized loss	(223,825,479)	(283,957,322)	(527,114,723)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(208,714,966)	$(256,358,350)	$(483,097,637)

(a)	Class specific Distribution and/or Service and Transfer Agency fees were as follows:

	Distribution and/or Service (12b-1) Fees				Transfer Agency Fees
Fund	Class R	Service	Class A	Class C	Class A	Class C	Institutional	Service	Investor	Class R6	Class R	Class P
Emerging Markets Equity Insights Fund	$60,872	$—	$53,756	$18,827	$34,404	$4,017	$198,545	$—	$90,468	$66,507	$19,479	$19,958
International Equity Insights Fund	14,790	7,073	118,410	49,749	75,783	10,613	217,653	529	91,255	73,631	5,939	67,534
International Small Cap Insights Fund	—	—	139,213	92,856	89,096	19,809	495,562	—	131,417	96,373	—	8,275

The accompanying notes are an integral part of these financial statements.	33

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Statements of Changes in Net Assets

	Emerging Markets Equity Insights Fund		International Equity Insights Fund
	For the Six Months Ended April 30, 2022 (Unaudited)	For the Fiscal Year Ended October 31, 2021	For the Six Months Ended April 30, 2022 (Unaudited)	For the Fiscal Year Ended October 31, 2021
From operations:
Net investment income	$15,110,513	$37,277,064	$27,598,972	$54,448,379

Net realized gain (loss)	(80,749,797)	519,399,041	11,184,633	450,034,238

Net change in unrealized gain (loss)	(143,075,682)	(254,997,365)	(295,141,955)	158,176,835
Net increase (decrease) in net assets resulting from operations	(208,714,966)	301,678,740	(256,358,350)	662,659,452

Distributions to shareholders:
From distributable earnings:

Class A Shares	(8,031,963)	(416,421)	(6,018,415)	(3,661,413)

Class C Shares	(943,653)	—	(744,639)	(112,935)

Institutional Shares	(181,910,548)	(12,590,250)	(72,980,996)	(17,452,273)

Service Shares	—	—	(155,727)	(57,944)

Investor Shares	(17,824,612)	(1,039,734)	(5,961,017)	(1,748,151)

Class R6 Shares	(99,744,666)	(6,059,820)	(39,942,112)	(11,124,915)

Class R Shares	(4,417,480)	(214,543)	(452,341)	(133,553)

Class P Shares	(25,054,959)	(1,464,922)	(28,448,250)	(7,760,380)
Total distributions to shareholders	(337,927,881)	(21,785,690)	(154,703,497)	(42,051,564)

From share transactions:
Proceeds from sales of shares	396,627,233	456,165,404	290,675,534	613,851,340

Reinvestment of distributions	318,435,948	20,103,969	124,852,158	32,493,972

Cost of shares redeemed	(297,707,580)	(545,794,919)	(490,049,818)	(947,885,594)
Net increase (decrease) in net assets resulting from share transactions	417,355,601	(69,525,546)	(74,522,126)	(301,540,282)
TOTAL INCREASE (DECREASE)	(129,287,246)	210,367,504	(485,583,973)	319,067,606

Net Assets:
Beginning of period	1,926,501,425	1,716,133,921	2,551,172,554	2,232,104,948
End of period	$1,797,214,179	$1,926,501,425	$2,065,588,581	$2,551,172,554

34	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Statements of Changes in Net Assets (continued)

	International Small Cap Insights Fund
	For the Six Months Ended April 30, 2022 (Unaudited)	For the Fiscal Year Ended October 31, 2021
From operations:
Net investment income	$44,017,086	$72,728,316

Net realized gain (loss)	(81,154,466)	543,692,448

Net change in unrealized gain (loss)	(445,960,257)	202,086,027
Net increase (decrease) in net assets resulting from operations	(483,097,637)	818,506,791

Distributions to shareholders:
From distributable earnings:

Class A Shares	(3,065,760)	(2,062,155)

Class C Shares	(570,555)	(217,691)

Institutional Shares	(86,190,468)	(34,889,859)

Investor Shares	(4,455,953)	(2,520,745)

Class R6 Shares	(29,007,109)	(10,388,113)

Class P Shares	(1,934,023)	(897,729)
Total distributions to shareholders	(125,223,868)	(50,976,292)

From share transactions:
Proceeds from sales of shares	545,496,124	1,280,534,656

Reinvestment of distributions	120,740,450	48,546,591

Cost of shares redeemed	(685,698,669)	(1,155,660,041)
Net increase (decrease) in net assets resulting from share transactions	(19,462,095)	173,421,206
TOTAL INCREASE (DECREASE)	(627,783,600)	940,951,705

Net Assets:
Beginning of period	3,837,948,051	2,896,996,346
End of period	$3,210,164,451	$3,837,948,051

The accompanying notes are an integral part of these financial statements.	35

GOLDMAN SACHS EMERGING MARKETS EQUITY INSIGHTS FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Emerging Markets Equity Insights Fund
	Class A Shares
	Six Months Ended April 30, 2022 (Unaudited)		Year Ended October 31,
			2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of period	$11.87		$10.25	$9.34	$8.98	$11.00	$8.54

Net investment income(a)	0.06		0.18	0.10	0.15	0.18	0.13

Net realized and unrealized gain (loss)	(1.17)		1.53	0.96	0.36	(1.66)	2.41

Total from investment operations	(1.11)		1.71	1.06	0.51	(1.48)	2.54

Distributions to shareholders from net investment income	(0.17)		(0.09)	(0.15)	(0.15)	(0.12)	(0.08)

Distributions to shareholders from net realized gains	(1.87)		—	—	—	(0.42)	—

Total distributions	(2.04)		(0.09)	(0.15)	(0.15)	(0.54)	(0.08)

Net asset value, end of period	$8.72		$11.87	$10.25	$9.34	$8.98	$11.00

Total Return(b)	(10.94)%		16.60%	11.56%	5.74%	(14.11)%	30.15%

Net assets, end of period (in 000’s)	$36,509		$50,146	$52,068	$72,886	$82,726	$95,930

Ratio of net expenses to average net assets	1.46	%(c)	1.46%	1.47%	1.48%	1.48%	1.52%

Ratio of total expenses to average net assets	1.53	%(c)	1.51%	1.53%	1.56%	1.54%	1.55%

Ratio of net investment income to average net assets	1.29	%(c)	1.45%	1.13%	1.61%	1.72%	1.36%

Portfolio turnover rate(d)	81%		189%	178%	165%	147%	172%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

36	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS EQUITY INSIGHTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Emerging Markets Equity Insights Fund
	Class C Shares
	Six Months Ended April 30, 2022 (Unaudited)		Year Ended October 31,
			2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of period	$11.69		$10.10	$9.19	$8.83	$10.88	$8.45

Net investment income(a)	0.03		0.09	0.04	0.08	0.10	0.07

Net realized and unrealized gain (loss)	(1.16)		1.50	0.94	0.36	(1.64)	2.39

Total from investment operations	(1.13)		1.59	0.98	0.44	(1.54)	2.46

Distributions to shareholders from net investment income	(0.08)		—	(0.07)	(0.08)	(0.09)	(0.03)

Distributions to shareholders from net realized gains	(1.87)		—	—	—	(0.42)	—

Total distributions	(1.95)		—	(0.07)	(0.08)	(0.51)	(0.03)

Net asset value, end of period	$8.61		$11.69	$10.10	$9.19	$8.83	$10.88

Total Return(b)	(11.30)%		15.74%	10.65%	5.09%	(14.80)%	29.20%

Net assets, end of period (in 000’s)	$4,324		$5,817	$5,905	$8,303	$8,975	$7,563

Ratio of net expenses to average net assets	2.21	%(c)	2.21%	2.21%	2.23%	2.23%	2.26%

Ratio of total expenses to average net assets	2.28	%(c)	2.26%	2.28%	2.31%	2.29%	2.29%

Ratio of net investment income to average net assets	0.54	%(c)	0.74%	0.41%	0.85%	0.98%	0.72%

Portfolio turnover rate(d)	81%		189%	178%	165%	147%	172%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	37

GOLDMAN SACHS EMERGING MARKETS EQUITY INSIGHTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Emerging Markets Equity Insights Fund
	Institutional Shares
	Six Months Ended April 30, 2022 (Unaudited)		Year Ended October 31,
			2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of period	$11.86		$10.24	$9.33	$8.99	$11.01	$8.54

Net investment income(a)	0.08		0.23	0.14	0.19	0.19	0.17

Net realized and unrealized gain (loss)	(1.17)		1.52	0.96	0.35	(1.64)	2.41

Total from investment operations	(1.09)		1.75	1.10	0.54	(1.45)	2.58

Distributions to shareholders from net investment income	(0.21)		(0.13)	(0.19)	(0.20)	(0.15)	(0.11)

Distributions to shareholders from net realized gains	(1.87)		—	—	—	(0.42)	—

Total distributions	(2.08)		(0.13)	(0.19)	(0.20)	(0.57)	(0.11)

Net asset value, end of period	$8.69		$11.86	$10.24	$9.33	$8.99	$11.01

Total Return(b)	(10.74)%		17.07%	11.90%	6.18%	(13.83)%	30.67%

Net assets, end of period (in 000’s)	$1,008,026		$1,029,785	$961,138	$938,157	$981,091	$1,488,246

Ratio of net expenses to average net assets	1.09	%(c)	1.09%	1.09%	1.10%	1.10%	1.15%

Ratio of total expenses to average net assets	1.16	%(c)	1.14%	1.16%	1.18%	1.14%	1.15%

Ratio of net investment income to average net assets	1.66	%(c)	1.88%	1.53%	2.01%	1.84%	1.74%

Portfolio turnover rate(d)	81%		189%	178%	165%	147%	172%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

38	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS EQUITY INSIGHTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Emerging Markets Equity Insights Fund
	Investor Shares(a)
	Six Months Ended April 30, 2022 (Unaudited)		Year Ended October 31,
			2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of period	$11.83		$10.22	$9.32	$8.97	$10.99	$8.53

Net investment income(b)	0.08		0.22	0.13	0.18	0.21	0.18

Net realized and unrealized gain (loss)	(1.16)		1.51	0.95	0.36	(1.66)	2.38

Total from investment operations	(1.08)		1.73	1.08	0.54	(1.45)	2.56

Distributions to shareholders from net investment income	(0.20)		(0.12)	(0.18)	(0.19)	(0.15)	(0.10)

Distributions to shareholders from net realized gains	(1.87)		—	—	—	(0.42)	—

Total distributions	(2.07)		(0.12)	(0.18)	(0.19)	(0.57)	(0.10)

Net asset value, end of period	$8.68		$11.83	$10.22	$9.32	$8.97	$10.99

Total Return(c)	(10.78)%		16.96%	11.76%	6.06%	(13.90)%	30.47%

Net assets, end of period (in 000’s)	$76,689		$103,200	$89,556	$118,727	$96,779	$67,068

Ratio of net expenses to average net assets	1.21	%(d)	1.21%	1.22%	1.23%	1.23%	1.26%

Ratio of total expenses to average net assets	1.28	%(d)	1.26%	1.28%	1.31%	1.29%	1.29%

Ratio of net investment income to average net assets	1.54	%(d)	1.78%	1.39%	1.92%	1.99%	1.81%

Portfolio turnover rate(e)	81%		189%	178%	165%	147%	172%

(a)	Effective August 15, 2017, Class IR changed its name to Investor Shares.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	39

GOLDMAN SACHS EMERGING MARKETS EQUITY INSIGHTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Emerging Markets Equity Insights Fund
	Class R6 Shares
	Six Months Ended April 30, 2022 (Unaudited)		Year Ended October 31,
			2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of period	$11.85		$10.23	$9.33	$8.98	$11.00	$8.53

Net investment income(a)	0.08		0.23	0.14	0.17	0.29	0.19

Net realized and unrealized gain (loss)	(1.17)		1.52	0.95	0.38	(1.73)	2.39

Total from investment operations	(1.09)		1.75	1.09	0.55	(1.44)	2.58

Distributions to shareholders from net investment income	(0.21)		(0.13)	(0.19)	(0.20)	(0.16)	(0.11)

Distributions to shareholders from net realized gains	(1.87)		—	—	—	(0.42)	—

Total distributions	(2.08)		(0.13)	(0.19)	(0.20)	(0.58)	(0.11)

Net asset value, end of period	$8.68		$11.85	$10.23	$9.33	$8.98	$11.00

Total Return(b)	(10.73)%		17.10%	11.81%	6.32%	(13.84)%	30.74%

Net assets, end of period (in 000’s)	$534,199		$572,973	$465,604	$491,306	$621,590	$13,164

Ratio of net expenses to average net assets	1.08	%(c)	1.08%	1.08%	1.09%	1.08%	1.13%

Ratio of total expenses to average net assets	1.15	%(c)	1.13%	1.15%	1.17%	1.15%	1.13%

Ratio of net investment income to average net assets	1.67	%(c)	1.90%	1.53%	1.89%	2.78%	1.87%

Portfolio turnover rate(d)	81%		189%	178%	165%	147%	172%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

40	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS EQUITY INSIGHTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Emerging Markets Equity Insights Fund
	Class R Shares
	Six Months Ended April 30, 2022 (Unaudited)		Year Ended October 31,
			2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of period	$11.66		$10.08	$9.20	$8.86	$10.87	$8.44

Net investment income(a)	0.05		0.13	0.08	0.12	0.15	0.10

Net realized and unrealized gain (loss)	(1.14)		1.52	0.95	0.36	(1.64)	2.40

Total from investment operations	(1.09)		1.65	1.03	0.48	(1.49)	2.50

Distributions to shareholders from net investment income	(0.15)		(0.07)	(0.15)	(0.14)	(0.10)	(0.07)

Distributions to shareholders from net realized gains	(1.87)		—	—	—	(0.42)	—

Total distributions	(2.02)		(0.07)	(0.15)	(0.14)	(0.52)	(0.07)

Net asset value, end of period	$8.55		$11.66	$10.08	$9.20	$8.86	$10.87

Total Return(b)	(11.04)%		16.43%	11.19%	5.52%	(14.34)%	29.86%

Net assets, end of period (in 000’s)	$22,074		$24,710	$29,635	$27,790	$20,852	$19,243

Ratio of net expenses to average net assets	1.71	%(c)	1.71%	1.72%	1.73%	1.73%	1.77%

Ratio of total expenses to average net assets	1.78	%(c)	1.76%	1.78%	1.82%	1.79%	1.79%

Ratio of net investment income to average net assets	1.04	%(c)	1.11%	0.91%	1.27%	1.46%	1.06%

Portfolio turnover rate(d)	81%		189%	178%	165%	147%	172%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	41

GOLDMAN SACHS EMERGING MARKETS EQUITY INSIGHTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Emerging Markets Equity Insights Fund
	Class P Shares
	Six Months Ended April 30, 2022 (Unaudited)		Year Ended October 31,			Period Ended October 31, 2018(a)
			2021	2020	2019
Per Share Data

Net asset value, beginning of period	$11.85		$10.23	$9.33	$8.98	$10.84

Net investment income(b)	0.08		0.24	0.14	0.18	0.18

Net realized and unrealized gain (loss)	(1.17)		1.51	0.95	0.37	(2.04)

Total from investment operations	(1.09)		1.75	1.09	0.55	(1.86)

Distributions to shareholders from net investment income	(0.21)		(0.13)	(0.19)	(0.20)	—

Distributions to shareholders from net realized gains	(1.87)		—	—	—	—

Total distributions	(2.08)		(0.13)	(0.19)	(0.20)	—

Net asset value, end of period	$8.68		$11.85	$10.23	$9.33	$8.98

Total Return(c)	(10.74)%		17.10%	11.80%	6.33%	(17.16)%

Net assets, end of period (in 000’s)	$115,394		$139,870	$112,229	$125,429	$130,763

Ratio of net expenses to average net assets	1.08	%(d)	1.08%	1.08%	1.09%	1.08	%(d)

Ratio of total expenses to average net assets	1.15	%(d)	1.13%	1.15%	1.17%	1.17	%(d)

Ratio of net investment income to average net assets	1.67	%(d)	1.92%	1.48%	1.96%	3.36	%(d)

Portfolio turnover rate(e)	81%		189%	178%	165%	147%

(a)	Commenced operations on April 16, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

42	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs International Equity Insights Fund
	Class A Shares
	Six Months Ended April 30, 2022 (Unaudited)		Year Ended October 31,
			2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of period	$14.76		$11.40	$12.46	$11.88	$13.19	$10.53

Net investment income(a)	0.14		0.22	0.14	0.23	0.23	0.18

Net realized and unrealized gain (loss)	(1.69)		3.35	(0.92)	0.52	(1.36)	2.71

Total from investment operations	(1.55)		3.57	(0.78)	0.75	(1.13)	2.89

Distributions to shareholders from net investment income	(0.41)		(0.21)	(0.28)	(0.17)	(0.18)	(0.23)

Distributions to shareholders from net realized gains	(0.45)		—	—	—	—	—

Total distributions	(0.86)		(0.21)	(0.28)	(0.17)	(0.18)	(0.23)

Net asset value, end of period	$12.35		$14.76	$11.40	$12.46	$11.88	$13.19

Total Return(b)	(11.03)%		31.50%	(6.44)%	6.58%	(8.71)%	28.07%

Net assets, end of period (in 000’s)	$82,455		$103,852	$204,087	$237,898	$184,222	$138,267

Ratio of net expenses to average net assets	1.17	%(c)	1.17%	1.17%	1.16%	1.14%	1.21%

Ratio of total expenses to average net assets	1.22	%(c)	1.21%	1.23%	1.24%	1.26%	1.35%

Ratio of net investment income to average net assets	2.00	%(c)	1.55%	1.22%	1.97%	1.76%	1.54%

Portfolio turnover rate(d)	70%		164%	160%	136%	124%	161%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	43

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs International Equity Insights Fund
	Class C Shares
	Six Months Ended April 30, 2022 (Unaudited)		Year Ended October 31,
			2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of period	$14.42		$11.13	$12.13	$11.56	$12.91	$10.32

Net investment income(a)	0.08		0.15	0.05	0.14	0.14	0.09

Net realized and unrealized gain (loss)	(1.65)		3.24	(0.90)	0.52	(1.34)	2.66

Total from investment operations	(1.57)		3.39	(0.85)	0.66	(1.20)	2.75

Distributions to shareholders from net investment income	(0.30)		(0.10)	(0.15)	(0.09)	(0.15)	(0.16)

Distributions to shareholders from net realized gains	(0.45)		—	—	—	—	—

Total distributions	(0.75)		(0.10)	(0.15)	(0.09)	(0.15)	(0.16)

Net asset value, end of period	$12.10		$14.42	$11.13	$12.13	$11.56	$12.91

Total Return(b)	(11.37)%		30.53%	(7.08)%	5.79%	(9.45)%	27.11%

Net assets, end of period (in 000’s)	$11,580		$14,406	$13,484	$22,427	$32,338	$14,886

Ratio of net expenses to average net assets	1.92	%(c)	1.92%	1.92%	1.91%	1.89%	1.95%

Ratio of total expenses to average net assets	1.97	%(c)	1.96%	1.98%	1.99%	2.01%	2.09%

Ratio of net investment income to average net assets	1.24	%(c)	1.05%	0.42%	1.25%	1.11%	0.79%

Portfolio turnover rate(d)	70%		164%	160%	136%	124%	161%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

44	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs International Equity Insights Fund
	Institutional Shares
	Six Months Ended April 30, 2022 (Unaudited)		Year Ended October 31,
			2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of period	$15.23		$11.76	$12.83	$12.22	$13.57	$10.82

Net investment income(a)	0.17		0.33	0.18	0.29	0.28	0.23

Net realized and unrealized gain (loss)	(1.75)		3.40	(0.93)	0.54	(1.41)	2.79

Total from investment operations	(1.58)		3.73	(0.75)	0.83	(1.13)	3.02

Distributions to shareholders from net investment income	(0.46)		(0.26)	(0.32)	(0.22)	(0.22)	(0.27)

Distributions to shareholders from net realized gains	(0.45)		—	—	—	—	—

Total distributions	(0.91)		(0.26)	(0.32)	(0.22)	(0.22)	(0.27)

Net asset value, end of period	$12.74		$15.23	$11.76	$12.83	$12.22	$13.57

Total Return(b)	(10.87)%		31.93%	(6.07)%	7.07%	(8.48)%	28.57%

Net assets, end of period (in 000’s)	$914,570		$1,227,429	$810,510	$1,256,782	$1,323,745	$1,012,010

Ratio of net expenses to average net assets	0.80	%(c)	0.80%	0.79%	0.79%	0.81%	0.85%

Ratio of total expenses to average net assets	0.85	%(c)	0.84%	0.85%	0.85%	0.87%	0.94%

Ratio of net investment income to average net assets	2.36	%(c)	2.25%	1.54%	2.41%	2.08%	1.92%

Portfolio turnover rate(d)	70%		164%	160%	136%	124%	161%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	45

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs International Equity Insights Fund
	Service Shares
	Six Months Ended April 30, 2022 (Unaudited)		Year Ended October 31,
			2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of period	$14.91		$11.52	$12.57	$11.98	$13.32	$10.63

Net investment income(a)	0.13		0.25	0.12	0.23	0.21	0.18

Net realized and unrealized gain (loss)	(1.72)		3.33	(0.91)	0.52	(1.38)	2.73

Total from investment operations	(1.59)		3.58	(0.79)	0.75	(1.17)	2.91

Distributions to shareholders from net investment income	(0.36)		(0.19)	(0.26)	(0.16)	(0.17)	(0.22)

Distributions to shareholders from net realized gains	(0.45)		—	—	—	—	—

Total distributions	(0.81)		(0.19)	(0.26)	(0.16)	(0.17)	(0.22)

Net asset value, end of period	$12.51		$14.91	$11.52	$12.57	$11.98	$13.32

Total Return(b)	(11.11)%		31.25%	(6.50)%	6.45%	(8.92)%	27.89%

Net assets, end of period (in 000’s)	$2,298		$2,927	$3,675	$5,386	$4,538	$4,073

Ratio of net expenses to average net assets	1.30	%(c)	1.30%	1.29%	1.29%	1.31%	1.35%

Ratio of total expenses to average net assets	1.35	%(c)	1.34%	1.35%	1.35%	1.37%	1.45%

Ratio of net investment income to average net assets	1.87	%(c)	1.71%	1.03%	1.93%	1.57%	1.51%

Portfolio turnover rate(d)	70%		164%	160%	136%	124%	161%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

46	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs International Equity Insights Fund
	Investor Shares(a)
	Six Months Ended April 30, 2022 (Unaudited)		Year Ended October 31,
			2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of period	$14.55		$11.19	$12.23	$11.67	$12.97	$10.36

Net investment income(b)	0.15		0.25	0.16	0.27	0.27	0.23

Net realized and unrealized gain (loss)	(1.67)		3.30	(0.89)	0.50	(1.35)	2.64

Total from investment operations	(1.52)		3.55	(0.73)	0.77	(1.08)	2.87

Distributions to shareholders from net investment income	(0.44)		(0.19)	(0.31)	(0.21)	(0.22)	(0.26)

Distributions to shareholders from net realized gains	(0.45)		—	—	—	—	—

Total distributions	(0.89)		(0.19)	(0.31)	(0.21)	(0.22)	(0.26)

Net asset value, end of period	$12.14		$14.55	$11.19	$12.23	$11.67	$12.97

Total Return(c)	(10.95)%		31.90%	(6.21)%	6.90%	(8.52)%	28.44%

Net assets, end of period (in 000’s)	$80,234		$96,352	$311,446	$549,732	$393,993	$147,186

Ratio of net expenses to average net assets	0.92	%(d)	0.92%	0.92%	0.91%	0.89%	0.94%

Ratio of total expenses to average net assets	0.97	%(d)	0.96%	0.98%	0.99%	1.01%	1.07%

Ratio of net investment income to average net assets	2.24	%(d)	1.86%	1.42%	2.29%	2.09%	1.87%

Portfolio turnover rate(e)	70%		164%	160%	136%	124%	161%

(a)	Effective August 15, 2017, Class IR changed its name to Investor Shares.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	47

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs International Equity Insights Fund
	Class R6 Shares
	Six Months Ended April 30, 2022 (Unaudited)		Year Ended October 31,
			2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of period	$15.22		$11.75	$12.82	$12.22	$13.56	$10.82

Net investment income(a)	0.17		0.33	0.19	0.30	0.33	0.23

Net realized and unrealized gain (loss)	(1.75)		3.40	(0.94)	0.52	(1.45)	2.78

Total from investment operations	(1.58)		3.73	(0.75)	0.82	(1.12)	3.01

Distributions to shareholders from net investment income	(0.46)		(0.26)	(0.32)	(0.22)	(0.22)	(0.27)

Distributions to shareholders from net realized gains	(0.45)		—	—	—	—	—

Total distributions	(0.91)		(0.26)	(0.32)	(0.22)	(0.22)	(0.27)

Net asset value, end of period	$12.73		$15.22	$11.75	$12.82	$12.22	$13.56

Total Return(b)	(10.87)%		31.97%	(6.06)%	7.10%	(8.48)%	28.51%

Net assets, end of period (in 000’s)	$551,611		$627,430	$522,707	$595,264	$415,327	$80,686

Ratio of net expenses to average net assets	0.79	%(c)	0.79%	0.78%	0.78%	0.79%	0.83%

Ratio of total expenses to average net assets	0.84	%(c)	0.83%	0.84%	0.84%	0.86%	0.93%

Ratio of net investment income to average net assets	2.37	%(c)	2.24%	1.61%	2.49%	2.45%	1.96%

Portfolio turnover rate(d)	70%		164%	160%	136%	124%	161%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

48	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs International Equity Insights Fund
	Class R Shares
	Six Months Ended April 30, 2022 (Unaudited)		Year Ended October 31,
			2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of period	$14.32		$11.08	$12.10	$11.54	$12.85	$10.29

Net investment income(a)	0.11		0.21	0.11	0.21	0.19	0.16

Net realized and unrealized gain (loss)	(1.64)		3.21	(0.89)	0.50	(1.33)	2.64

Total from investment operations	(1.53)		3.42	(0.78)	0.71	(1.14)	2.80

Distributions to shareholders from net investment income	(0.36)		(0.18)	(0.24)	(0.15)	(0.17)	(0.24)

Distributions to shareholders from net realized gains	(0.45)		—	—	—	—	—

Total distributions	(0.81)		(0.18)	(0.24)	(0.15)	(0.14)	(0.24)

Net asset value, end of period	$11.98		$14.32	$11.08	$12.10	$11.54	$12.85

Total Return(b)	(11.15)%		31.19%	(6.69)%	6.36%	(9.01)%	27.81%

Net assets, end of period (in 000’s)	$6,372		$7,896	$8,321	$9,281	$7,548	$7,071

Ratio of net expenses to average net assets	1.42	%(c)	1.42%	1.42%	1.41%	1.40%	1.45%

Ratio of total expenses to average net assets	1.47	%(c)	1.46%	1.48%	1.49%	1.51%	1.59%

Ratio of net investment income to average net assets	1.74	%(c)	1.56%	0.99%	1.79%	1.49%	1.39%

Portfolio turnover rate(d)	70%		164%	160%	136%	124%	161%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	49

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs International Equity Insights Fund
	Class P Shares
	Six Months Ended April 30, 2022 (Unaudited)		Year Ended October 31,			Period Ended October 31, 2018(a)
			2021	2020	2019
Per Share Data

Net asset value, beginning of period	$15.21		$11.74	$12.81	$12.21	$13.79

Net investment income(b)	0.17		0.33	0.19	0.30	0.12

Net realized and unrealized gain (loss)	(1.75)		3.40	(0.94)	0.52	(1.70)

Total from investment operations	(1.58)		3.73	(0.75)	0.82	(1.58)

Distributions to shareholders from net investment income	(0.46)		(0.26)	(0.32)	(0.22)	—

Distributions to shareholders from net realized gains	(0.45)		—	—	—	—

Total distributions	(0.91)		(0.26)	(0.32)	(0.22)	—

Net asset value, end of period	$12.72		$15.21	$11.74	$12.81	$12.21

Total Return(c)	(10.87)%		32.00%	(6.06)%	7.03%	(11.46)%

Net assets, end of period (in 000’s)	$416,469		$470,881	$357,875	$372,536	$245,618

Ratio of net expenses to average net assets	0.79	%(d)	0.79%	0.78%	0.78%	0.78	%(d)

Ratio of total expenses to average net assets	0.84	%(d)	0.83%	0.84%	0.84%	0.87	%(d)

Ratio of net investment income to average net assets	2.37	%(d)	2.24%	1.62%	2.43%	1.65	%(d)

Portfolio turnover rate(e)	70%		164%	160%	136%	124%

(a)	Commenced operations on April 16, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

50	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL SMALL CAP INSIGHTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs International Small Cap Insights Fund
	Class A Shares
	Six Months Ended April 30, 2022 (Unaudited)		Year Ended October 31,
			2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of period	$14.32		$10.96	$11.77	$11.16	$13.39	$10.71

Net investment income(a)	0.14		0.27	0.08	0.17	0.17	0.14

Net realized and unrealized gain (loss)	(1.93)		3.28	(0.52)	0.55	(1.39)	2.79

Total from investment operations	(1.79)		3.55	(0.44)	0.72	(1.22)	2.93

Distributions to shareholders from net investment income	(0.40)		(0.19)	(0.37)	(0.11)	(0.18)	(0.25)

Distributions to shareholders from net realized gains	—		—	—	—	(0.83)	—

Total distributions	(0.40)		(0.19)	(0.37)	(0.11)	(1.01)	(0.25)

Net asset value, end of period	$12.13		$14.32	$10.96	$11.77	$11.16	$13.39

Total Return(b)	(12.75)%		32.65%	(3.98)%	6.68%	(9.88)%	28.01%

Net assets, end of period (in 000’s)	$93,067		$150,934	$120,602	$163,427	$193,465	$211,268

Ratio of net expenses to average net assets	1.24	%(c)	1.24%	1.25%	1.26%	1.26%	1.29%

Ratio of total expenses to average net assets	1.28	%(c)	1.30%	1.31%	1.33%	1.31%	1.34%

Ratio of net investment income to average net assets	2.09	%(c)	1.96%	0.76%	1.52%	1.34%	1.18%

Portfolio turnover rate(d)	75%		185%	149%	131%	110%	129%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	51

GOLDMAN SACHS INTERNATIONAL SMALL CAP INSIGHTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs International Small Cap Insights Fund
	Class C Shares
	Six Months Ended April 30, 2022 (Unaudited)		Year Ended October 31,
			2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of period	$13.81		$10.56	$11.34	$10.73	$12.95	$10.35

Net investment income(a)	0.09		0.16	— (b)	0.09	0.08	0.07

Net realized and unrealized gain (loss)	(1.87)		3.17	(0.51)	0.54	(1.35)	2.70

Total from investment operations	(1.78)		3.33	(0.51)	0.63	(1.27)	2.77

Distributions to shareholders from net investment income	(0.29)		(0.08)	(0.27)	(0.02)	(0.12)	(0.17)

Distributions to shareholders from net realized gains	—		—	—	—	(0.83)	—

Total distributions	(0.29)		(0.08)	(0.27)	(0.02)	(0.95)	(0.17)

Net asset value, end of period	$11.74		$13.81	$10.56	$11.34	$10.73	$12.95

Total Return(c)	(13.06)%		31.67%	(4.71)%	5.94%	(10.59)%	27.20%

Net assets, end of period (in 000’s)	$20,783		$28,406	$29,190	$51,728	$68,767	$65,194

Ratio of net expenses to average net assets	1.99	%(d)	1.99%	2.00%	2.01%	2.01%	2.04%

Ratio of total expenses to average net assets	2.03	%(d)	2.05%	2.06%	2.08%	2.06%	2.09%

Ratio of net investment income (loss) to average net assets	1.34	%(d)	1.20%	(0.01)%	0.82%	0.61%	0.60%

Portfolio turnover rate(e)	75%		185%	149%	131%	110%	129%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

52	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL SMALL CAP INSIGHTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs International Small Cap Insights Fund
	Institutional Shares
	Six Months Ended April 30, 2022 (Unaudited)		Year Ended October 31,
			2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of period	$14.33		$10.97	$11.78	$11.19	$13.42	$10.73

Net investment income(a)	0.16		0.33	0.12	0.22	0.21	0.21

Net realized and unrealized gain (loss)	(1.92)		3.27	(0.52)	0.54	(1.38)	2.77

Total from investment operations	(1.76)		3.60	(0.40)	0.76	(1.17)	2.98

Distributions to shareholders from net investment income	(0.47)		(0.24)	(0.41)	(0.17)	(0.23)	(0.29)

Distributions to shareholders from net realized gains	—		—	—	—	(0.83)	—

Total distributions	(0.47)		(0.24)	(0.41)	(0.17)	(1.06)	(0.29)

Net asset value, end of period	$12.10		$14.33	$10.97	$11.78	$11.19	$13.42

Total Return(b)	(12.57)%		33.11%	(3.61)%	7.10%	(9.53)%	28.59%

Net assets, end of period (in 000’s)	$2,288,541		$2,579,024	$1,608,195	$2,134,382	$2,250,288	$1,796,887

Ratio of net expenses to average net assets	0.87	%(c)	0.87%	0.87%	0.87%	0.87%	0.90%

Ratio of total expenses to average net assets	0.91	%(c)	0.92%	0.93%	0.95%	0.92%	0.94%

Ratio of net investment income to average net assets	2.46	%(c)	2.39%	1.13%	1.96%	1.67%	1.77%

Portfolio turnover rate(d)	75%		185%	149%	131%	110%	129%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	53

GOLDMAN SACHS INTERNATIONAL SMALL CAP INSIGHTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs International Small Cap Insights Fund
	Investor Shares(a)
	Six Months Ended April 30, 2022 (Unaudited)		Year Ended October 31,
			2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of period	$14.26		$10.92	$11.72	$11.12	$13.36	$10.68

Net investment income(b)	0.15		0.30	0.10	0.19	0.21	0.21

Net realized and unrealized gain (loss)	(1.91)		3.26	(0.51)	0.56	(1.40)	2.75

Total from investment operations	(1.76)		3.56	(0.41)	0.75	(1.19)	2.96

Distributions to shareholders from net investment income	(0.45)		(0.22)	(0.39)	(0.15)	(0.22)	(0.28)

Distributions to shareholders from net realized gains	—		—	—	—	(0.83)	—

Total distributions	(0.45)		(0.22)	(0.39)	(0.15)	(1.05)	(0.28)

Net asset value, end of period	$12.05		$14.26	$10.92	$11.72	$11.12	$13.36

Total Return(c)	(12.61)%		32.88%	(3.72)%	7.01%	(9.72)%	28.48%

Net assets, end of period (in 000’s)	$114,277		$141,731	$131,558	$274,079	$532,484	$344,700

Ratio of net expenses to average net assets	0.99	%(d)	0.99%	1.00%	1.01%	1.01%	1.04%

Ratio of total expenses to average net assets	1.03	%(d)	1.05%	1.06%	1.08%	1.06%	1.09%

Ratio of net investment income to average net assets	2.34	%(d)	2.21%	0.95%	1.74%	1.68%	1.76%

Portfolio turnover rate(e)	75%		185%	149%	131%	110%	129%

(a)	Effective August 15, 2017, Class IR changed its name to Investor Shares.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

54	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL SMALL CAP INSIGHTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs International Small Cap Insights Fund
	Class R6 Shares
	Six Months Ended April 30, 2022 (Unaudited)		Year Ended October 31,
			2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of period	$14.36		$10.99	$11.80	$11.21	$13.45	$10.75

Net investment income(a)	0.16		0.31	0.13	0.22	0.22	0.20

Net realized and unrealized gain (loss)	(1.92)		3.29	(0.52)	0.54	(1.40)	2.79

Total from investment operations	(1.76)		3.60	(0.39)	0.76	(1.18)	2.99

Distributions to shareholders from net investment income	(0.47)		(0.23)	(0.42)	(0.17)	(0.23)	(0.29)

Distributions to shareholders from net realized gains	—		—	—	—	(0.83)	—

Total distributions	(0.47)		(0.23)	(0.42)	(0.17)	(1.06)	(0.29)

Net asset value, end of period	$12.13		$14.36	$10.99	$11.80	$11.21	$13.45

Total Return(b)	(12.53)%		33.12%	(3.60)%	7.11%	(9.57)%	28.67%

Net assets, end of period (in 000’s)	$642,909		$878,443	$963,821	$1,192,142	$1,076,035	$116,788

Ratio of net expenses to average net assets	0.86	%(c)	0.86%	0.86%	0.86%	0.85%	0.88%

Ratio of total expenses to average net assets	0.90	%(c)	0.91%	0.92%	0.94%	0.92%	0.92%

Ratio of net investment income to average net assets	2.47	%(c)	2.26%	1.19%	2.01%	1.72%	1.58%

Portfolio turnover rate(d)	75%		185%	149%	131%	110%	129%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	55

GOLDMAN SACHS INTERNATIONAL SMALL CAP INSIGHTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs International Small Cap Insights Fund
	Class P Shares
	Six Months Ended April 30, 2022 (Unaudited)		Year Ended October 31,			Period Ended October 31, 2018(a)
			2021	2020	2019
Per Share Data

Net asset value, beginning of period	$14.36		$10.99	$11.80	$11.21	$13.08

Net investment income(b)	0.16		0.33	0.12	0.22	0.08

Net realized and unrealized gain (loss)	(1.92)		3.28	(0.51)	0.54	(1.95)

Total from investment operations	(1.76)		3.61	(0.39)	0.76	(1.87)

Distributions to shareholders from net investment income	(0.47)		(0.24)	(0.42)	(0.17)	—

Net asset value, end of period	$12.13		$14.36	$10.99	$11.80	$11.21

Total Return(c)	(12.53)%		33.15%	(3.60)%	7.11%	(14.30)%

Net assets, end of period (in 000’s)	$50,588		$59,410	$43,631	$80,926	$90,943

Ratio of net expenses to average net assets	0.86	%(d)	0.86%	0.86%	0.86%	0.85	%(d)

Ratio of total expenses to average net assets	0.90	%(d)	0.92%	0.92%	0.94%	0.93	%(d)

Ratio of net investment income to average net assets	2.47	%(d)	2.41%	1.08%	1.96%	1.20	%(d)

Portfolio turnover rate(e)	75%		185%	149%	131%	110%

(a)	Commenced operations on April 16, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

56	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Notes to Financial Statements

April 30, 2022 (Unaudited)

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered	Diversified/ Non-Diversified
Emerging Markets Equity Insights	A, C, Institutional, Investor, R6, R and P	Non-Diversified
International Equity Insights	A, C, Institutional, Service, Investor, R6, R and P	Diversified
International Small Cap Insights	A, C, Institutional, Investor, R6 and P	Diversified

Class A Shares are sold with a front-end sales charge of up to 5.50%. Class C Shares are sold with a contingent deferred sales charge (“CDSC”) of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional, Service, Investor, Class R6, Class R and Class P Shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to a management agreement (the “Agreement”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions. Each Fund is an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies.

A.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income, and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. These reclaims, if any, are recorded when the amount is known and there are no significant uncertainties on collectability. Such amounts recovered, if any, are reflected as other income in the Statements of Operations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments.

For derivative contracts, unrealized gains and losses are recorded daily and become realized gains and losses upon disposition or termination of the contract.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), if any, and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the applicable Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agency and Service and Shareholder Administration fees.

D.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each

57

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Notes to Financial Statements (continued)

April 30, 2022 (Unaudited)

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, each Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid at least annually.

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Foreign Currency Translation — The accounting records and reporting currency of a Fund are maintained in United States (“U.S.”) dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency translation. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Funds’ policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The level in the fair value hierarchy within which the fair value measurement in its entirety falls shall be determined based on the lowest level input that is significant to the fair value measurement in its entirety. The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

58

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a U.S. securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities will be valued at the valid closing bid price for long positions and at the valid closing ask price for short positions (i.e. where there is sufficient volume, during normal exchange trading hours). If no valid bid/ask price is available, the equity security will be valued pursuant to the Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. Certain equity securities containing unique attributes may be classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price for long positions or the last ask price for short positions, and are generally classified as Level 2. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Fair Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Money Market Funds — Investments in the Goldman Sachs Financial Square Government Fund (“Underlying Money Market Fund”) are valued at the NAV per share of the Institutional Share class on the day of valuation. These investments are generally classified as Level 1 of the fair value hierarchy. For information regarding the Underlying Money Market Fund’s accounting policies and investment holdings, please see the Underlying Money Market Fund’s shareholder report.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. A Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers. For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received, if any, is reported separately on the Statements of Assets and Liabilities as receivables/payables for collateral on certain derivatives contracts. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments.

Exchange-traded derivatives, including futures and options contracts, are generally valued at the last sale or settlement price on the exchange where they are principally traded. Exchange-traded options without settlement prices are generally valued at the midpoint of the bid and ask prices on the exchange where they are principally traded (or, in the absence of two-way trading, at the last bid price for long positions and the last ask price for short positions). Exchange-traded derivatives typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i.  Forward Contracts — A forward contract is a contract between two parties to buy or sell an asset at a specified price on a future date. A forward contract settlement can occur on a cash or delivery basis. Forward contracts are marked-to-market daily using independent vendor prices, and the change in value, if any, is recorded as an unrealized gain or loss. Cash and certain investments may be used to collateralize forward contracts.

59

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Notes to Financial Statements (continued)

April 30, 2022 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

A forward foreign currency exchange contract is a forward contract in which a Fund agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. All forward foreign currency exchange contracts are marked to market daily by using the outright forward rates or interpolating based upon maturity dates, where available. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

ii.  Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security. Upon entering into a futures contract, a Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of a Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments.

C.  Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of April 30, 2022:

EMERGING MARKETS EQUITY INSIGHTS FUND

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Africa	$9,091,106	$24,666,166	$—

Asia	212,419,239	1,244,836,844	—	(b)

Europe	11,806,844	11,520,060	—

North America	44,301,809	2,187,605	—

South America	127,470,607	22,570,553	—

Investment Company	6,474,097	—	—

Securities Lending Reinvestment Vehicle	6,574,425	—	—

Total	$418,138,127	$1,305,781,228	$—

Derivative Type

Liabilities(c)

Forward Foreign Currency Contracts	$—	$(2,370)	$—

Futures Contracts	(722,157)	—	—

Total	$(722,157)	$(2,370)	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile noted in table. The Fund utilizes fair value model prices provided by an independent third-party fair value service for certain international equity securities resulting in a Level 2 classification.
(b)	Amount represents valuations of Russian investments that GSAM has determined include significant unobservable inputs as of April 30, 2022. To the extent that the same positions were held as of the Fund’s prior fiscal year end, October 31, 2021, they were classified as either Level 1 or Level 2.
(c)	Amount shown represents unrealized gain (loss) at period end.

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3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

INTERNATIONAL EQUITY INSIGHTS FUND

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Africa	$—	$20,946,897	$—

Asia	—	522,320,722	—

Europe	10,008,638	1,171,809,439	—

North America	26,613,229	40,568,302	—

Oceania	14,257,569	196,032,829	—

South America	—	3,949,637	—

Securities Lending Reinvestment Vehicle	85,554,548	—	—

Total	$136,433,984	$1,955,627,826	$—

Derivative Type

Assets(b)

Futures Contracts	$476,661	$—	$—

INTERNATIONAL SMALL CAP INSIGHTS FUND

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Asia	$5,926,035	$1,114,073,209	$—

Europe	70,458,660	1,672,695,208	—

North America	2,598,872	—	—

Oceania	—	288,244,822	—

Securities Lending Reinvestment Vehicle	83,972,023	—	—

Total	$162,955,590	$3,075,013,239	$—

Derivative Type

Assets(b)

Futures Contracts	$432,526	$—	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile noted in table. The Fund utilizes fair value model prices provided by an independent third-party fair value service for certain international equity securities resulting in a Level 2 classification.
(b)	Amount shown represents unrealized gain (loss) at period end.

For further information regarding security characteristics, see the Schedules of Investments.

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GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Notes to Financial Statements (continued)

April 30, 2022 (Unaudited)

4. INVESTMENTS IN DERIVATIVES

The following table sets forth, by certain risk types, the gross value of derivative contracts (not considered to be hedging instruments for accounting disclosure purposes) as of April 30, 2022. These instruments were used as part of the Funds’ investment strategies and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Funds’ net exposure:

Emerging Markets Equity Insights
Risk	Statements of Assets and Liabilities	Assets(a)	Statements of Assets and Liabilities	Liabilities(a)
Currency	—	$—	Unrealized loss on forward foreign currency exchange contracts	$(2,370)
Equity	—	—	Variation margin on futures contracts	(722,157)
Total		$—		$(724,527)

International Equity Insights
Risk	Statements of Assets and Liabilities	Assets(a)	Statements of Assets and Liabilities	Liabilities(a)
Equity	Variation margin on futures contracts	$476,661	—	—

International Small Cap Insights
Risk	Statements of Assets and Liabilities	Assets(a)	Statements of Assets and Liabilities	Liabilities(a)
Equity	Variation margin on futures contracts	$432,526	—	—

(a)	Includes unrealized gain (loss) on futures contracts described in the Additional Investment Information sections of the Schedules of Investments. Only the variation margin as of April 30, 2022 is reported within the Statements of Assets and Liabilities.

The following tables set forth, by certain risk types, the Funds’ gains (losses) related to these derivatives and their indicative volumes for the six months ended April 30, 2022. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

Fund	Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)
Emerging Markets Equity Insights	Currency	Net realized gain (loss) from forward foreign currency contracts/Net change in unrealized gain (loss) on forward foreign currency contracts	$(276,256)	$(2,370)
	Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	(4,182,455)	(1,089,912)
Total			$(4,458,711)	$(1,092,282)

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GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

4. INVESTMENTS IN DERIVATIVES (continued)

Fund	Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)
International Equity Insights	Currency	Net realized gain (loss) from forward foreign currency contracts/Net change in unrealized gain (loss) on forward foreign currency contracts	$(13,777)	$—
	Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	(121,083)	482,407
Total			$(134,860)	$482,407

Fund	Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)
International Small Cap Insights	Currency	Net realized gain (loss) from forward foreign currency contracts/Net change in unrealized gain (loss) on forward foreign currency contracts	$86,621	$—
	Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	(2,447,909)	(864,235)
Total			$(2,361,288)	$(864,235)

For the six months ended April 30, 2022, the relevant values for each derivative type was as follows:

	Average Number of Contracts or Notional Amounts(1)
Fund	Futures Contracts	Forward Contracts
Emerging Markets Equity Insights	534	$893,123
International Equity Insights	450	—
International Small Cap Insights	501	9,662,008

(a)	Amounts disclosed represent average number of contracts for futures or notional amounts for forward contracts, based on absolute values, which is indicative of volume of this derivative type, for the months that the Fund held such derivatives during the six months ended April 30, 2022.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

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Notes to Financial Statements (continued)

April 30, 2022 (Unaudited)

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

For the six months ended April 30, 2022, contractual and effective net management fees with GSAM were at the following rates:

	Contractual Management Rate						Effective Net Management Rate^
Fund	First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate
Emerging Markets Equity Insights	1.00%	1.00%	0.90%	0.86%	0.84%	1.00%	1.00%
International Equity Insights	0.81	0.73	0.69	0.68	0.67	0.76	0.76
International Small Cap Insights	0.85	0.85	0.77	0.73	0.72	0.81	0.81

^	Effective Net Management Rate includes the impact of management fee waivers of affiliated underlying funds, if any.

The Emerging Markets Equity Insights, International Equity Insights and International Small Cap Insights Funds invest in Institutional Shares of the Goldman Sachs Financial Square Government Fund, which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by the Funds in an amount equal to the management fee it earns as an investment adviser to the affiliated Underlying Fund in which the Funds invest, except those management fees it earns from the Funds’ investments of cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund. For the six months ended April 30, 2022, GSAM waived $4,012 and $189 of the Emerging Markets Equity Insights and International Equity Insights Funds’ management fees, respectively.

B.  Distribution and/or Service (12b-1) Plans — The Trust, on behalf of Class A and Class R Shares of each applicable Fund, has adopted Distribution and Service Plans subject to Rule 12b-1 under the Act. Under the Distribution and Service Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class A or Class R Shares of the Funds, as applicable, as set forth below.

The Trust, on behalf of Class C Shares of each applicable Fund, has adopted a Distribution Plan subject to Rule 12b-1 under the Act. Under the Distribution Plan, Goldman Sachs as Distributor is entitled to a fee accrued daily and paid monthly for distribution services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class C Shares of the Funds, as set forth below.

The Trust, on behalf of Service Shares of each applicable Fund, has adopted a Service Plan subject to Rule 12b-1 under the Act to allow Service Shares to compensate service organizations (including Goldman Sachs) for providing personal and account maintenance services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations equal to an annual percentage rate of the average daily net assets attributable to Service Shares of the Funds, as set forth below.

	Distribution and/or Service Plan Rates
	Class A*	Class C	Service Shares	Class R*
Distribution and/or Service Plan	0.25%	0.75%	0.25%	0.50%

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution and Service Plans to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

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5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class A Shares’ front-end sales charge and Class C Shares’ CDSC. For the six months ended April 30, 2022, Goldman Sachs retained the following amounts:

	Front End Sales Charge	Contingent Deferred Sales Charge
Fund	Class A	Class C
Emerging Markets Equity Insights	$18,109	$—
International Equity Insights	1,985	—
International Small Cap Insights	829	—

D.  Service and Shareholder Administration Plans — The Trust, on behalf of each applicable Fund, has adopted Service Plans to allow Class C Shares and Shareholder Administration Plans to allow Service Shares, respectively, to compensate service organizations (including Goldman Sachs) for providing varying levels of personal and account maintenance or shareholder administration services to their customers who are beneficial owners of such shares. The Service and Shareholder Administration Plans each provide for compensation to the service organizations equal to an annual percentage rate of 0.25% of the average daily net assets attributable to Class C and Service Shares of the Funds, respectively.

E.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.16% of the average daily net assets of Class A, Class C, Investor and Class R Shares; 0.03% of the average daily net assets of Class R6 and Class P Shares; and 0.04% of the average daily net assets of Institutional and Service Shares.

F.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to reduce or limit certain “Other Expenses” of the Funds (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for Emerging Markets Equity Insights, International Equity Insights and International Small Cap Insights Funds are 0.054%, 0.004% and 0.014%, respectively. These Other Expense limitations will remain in place through at least February 28, 2023, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Funds have entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

For the six months ended April 30, 2022, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Fund	Management Fee Waiver	Other Expense Reimbursements	Total Expense Reductions
Emerging Markets Equity Insights	$4,012	$616,276	$620,288
International Equity Insights	189	600,792	600,981
International Small Cap Insights	—	844,278	844,278

G.  Line of Credit Facility — As of April 30, 2022, the Funds participated in a $1,250,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having

65

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Notes to Financial Statements (continued)

April 30, 2022 (Unaudited)

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the six months ended April 30, 2022, the Funds did not have any borrowings under the facility. Prior to April 22, 2022 the facility was $1,000,000,000.

H.  Other Transactions with Affiliates — For the six months ended April 30, 2022, Goldman Sachs earned $0 in brokerage commissions from portfolio transactions from the Funds.

The following table provides information about the Funds’ investments in the Goldman Sachs Financial Square Government Fund as of and for the six months ended April 30, 2022:

Fund	Beginning Value as of October 31, 2021	Purchased at Cost	Proceeds from Sales	Ending Value as of April 30, 2022	Shares as of April 30, 2022	Dividend Income
Emerging Markets Equity Insights	$1,812,123	$330,129,599	$(325,467,625)	$6,474,097	6,474,097	$3,591
International Equity Insights	—	20,317,873	(20,317,873)	—	—	202
International Small Cap Insights	—	35,549,161	(35,549,161)	—	—	252

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the six months ended April 30, 2022, were as follows:

Fund	Purchase	Sales and Maturities
Emerging Markets Equity Insights	$1,503,529,363	$1,453,955,921
International Equity Insights	1,623,116,416	1,818,754,257
International Small Cap Insights	2,637,348,891	2,679,570,819

7. SECURITIES LENDING

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and the terms and conditions contained therein, the Funds may lend their securities through a securities lending agent, Goldman Sachs Agency Lending (“GSAL”), a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Funds’ securities lending procedures, the Funds receive cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Funds, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Funds on the next business day. As with other extensions of credit, the Funds may experience delay in the recovery of their securities or incur a loss should the borrower of the securities breach its agreement with the Funds or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Dividend income received from securities on loan may not be subject to withholding taxes and therefore withholding taxes paid may differ from the amounts listed in the Statements of Operations. Loans of securities are terminable at any time and as such 1) the remaining contractual maturities of the outstanding securities lending transactions are considered to be overnight and continuous and 2) the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The Funds invest the cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund (“Government Money Market Fund”), an affiliated series of the Goldman Sachs Trust.

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GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

7. SECURITIES LENDING (continued)

The Funds invest the cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund (“Government Money Market Fund”), an affiliated series of the Goldman Sachs Trust. The Government Money Market Fund is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act, and is managed by GSAM, for which GSAM may receive a management fee of up to 0.16% on an annualized basis of the average daily net assets of the Government Money Market Fund.

In the event of a default by a borrower with respect to any loan, GSAL will exercise any and all remedies provided under the applicable borrower agreement to make the Funds whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If GSAL is unable to purchase replacement securities, GSAL will indemnify the Funds by paying the Funds an amount equal to the market value of the securities loaned minus the value of cash collateral received from the borrower for the loan, subject to an exclusion for any shortfalls resulting from a loss of value in such cash collateral due to reinvestment risk. The Funds’ master netting agreements with certain borrowers provide the right, in the event of a default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. However, in the event of a default by a borrower, a resolution authority could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of set-off that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws. The Funds’ loaned securities were all subject to enforceable Securities Lending Agreements and the value of the collateral was at least equal to the value of the cash received. The amounts of the Funds’ overnight and continuous agreements, which represent the gross amounts of recognized liabilities for securities lending transactions outstanding as of April 30, 2022, are disclosed as “Payable upon return of securities loaned” on the Statements of Assets and Liabilities, where applicable.

Each of the Funds and GSAL received compensation relating to the lending of the Funds’ securities. The amounts earned, if any, by the Funds for the six months ended April 30, 2022, are reported under Investment Income on the Statements of Operations.

The table below details securities lending activity with affiliates of Goldman Sachs:

	For the six months ended April 30, 2022		Amounts Payable to Goldman Sachs Upon Return of Securities Loaned as of April 30, 2022
Fund	Earnings of GSAL Relating to Securities Loaned	Amounts Received by the Funds from Lending to Goldman Sachs
Emerging Markets Equity Insights	$2,661	$1,427	$2,221,375
International Equity Insights	17,664	—	—
International Small Cap Insights	27,596	2,381	—

The following table provides information about the Funds’ investments in the Government Money Market Fund for the six months ended April 30, 2022.

Fund	Beginning value as of October 31, 2021	Purchases at Cost	Proceeds from Sales	Ending value as of April 30, 2022
Emerging Markets Equity Insights	$16,271,799	$51,234,885	$(60,932,259)	$6,574,425
International Equity Insights	30,644,800	166,200,050	(111,290,302)	85,554,548
International Small Cap Insights	4,960,133	230,579,854	(151,567,964)	83,972,023

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GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Notes to Financial Statements (continued)

April 30, 2022 (Unaudited)

8. TAX INFORMATION

As of the Funds’ most recent fiscal year ended, October 31, 2021, the Funds’ capital loss carryforwards and certain timing differences on a tax basis were as follows:

	Emerging Markets Equity Insights	International Equity Insights	International Small Cap Insights
Capital loss carryforwards:
Perpetual Long-Term	$—	$—	$—
Perpetual Short-Term	—	—	(43,199,247)
Total Capital Loss Carryfowards	$—	$—	$(43,199,247)
Timing differences (Foreign Tax Reclaims Accrued but not Received)	$—	$1,580,427	$45,542

As of April 30, 2022, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Emerging Markets Equity Insights	International Equity Insights	International Small Cap Insights
Tax Cost	$1,785,349,559	$2,140,457,736	$3,333,661,697
Gross unrealized gain	139,478,616	151,126,590	262,057,305
Gross unrealized loss	(200,908,820)	(199,522,516)	(357,750,172)
Net unrealized gain (loss)	$(61,430,204)	$(48,395,926)	$(95,692,867)

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains (losses) on regulated futures, net mark to market gains (losses) on foreign currency contracts and differences in the tax treatment of passive foreign investment company investments.

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

9. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Derivatives Risk — The Funds’ use of derivatives may result in loss. Derivative instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Funds. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information; less stringent investor protections; less stringent accounting, corporate governance, financial reporting and disclosure standards; and less economic, political and social stability in the countries in which a Fund invests. The imposition of sanctions, exchange controls (including repatriation restrictions), confiscation of assets and property,

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GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

9. OTHER RISKS (continued)

trade restrictions (including tariffs) and other government restrictions by the U.S. or other governments, or from problems in registration, settlement or custody, may also result in losses. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which a Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that a Fund also invests in securities of issuers located in, or economically tied to, emerging markets, these risks may be more pronounced.

The type and severity of sanctions and other similar measures, including counter sanctions and other retaliatory actions, that may be imposed could vary broadly in scope, and their impact is impossible to predict. For example, the imposition of sanctions and other similar measures could, among other things, cause a decline in the value and/or liquidity of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country and increase market volatility and disruption in the sanctioned country and throughout the world. Sanctions and other similar measures could limit or prevent a Fund from buying and selling securities (in the sanctioned country and other markets), significantly delay or prevent the settlement of securities transactions, and significantly impact the Fund’s liquidity and performance. Foreign risk also involves the risk of negative foreign currency exchange rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which a Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that a fund also invests in securities of issuers located in, or economically tied to, emerging markets, these risks may be more pronounced.

Foreign Custody Risk — A Fund invests in foreign securities, and as such the Fund may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Investments in Other Investment Companies Risk — As a shareholder of another investment company, a Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund.

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause a Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would.

Liquidity Risk — A Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to remaining investors’ interests because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. If a Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s NAV and dilute remaining investors’ interests. These risks may be more pronounced in connection

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GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Notes to Financial Statements (continued)

April 30, 2022 (Unaudited)

9. OTHER RISKS (continued)

with the Funds’ investments in securities of issuers located in emerging market countries. Redemptions by large shareholders may have a negative impact on a Fund’s liquidity.

Market and Credit Risks — In the normal course of business, a Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). The value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, acts of terrorism, social unrest, natural disasters, the spread of infectious illness or other public health threats could also significantly impact a Fund and its investments. Additionally, a Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Non-Diversification Risk — The Emerging Markets Equity Insights Fund is non-diversified, meaning that it is permitted to invest a larger percentage of its assets in fewer issuers than diversified mutual funds. Thus, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

10. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

11. SUBSEQUENT EVENTS

Subsequent events after the Statements of Assets and Liabilities date have been evaluated, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

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GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

12. SUMMARY OF SHARE TRANSACTIONS

	Emerging Markets Equity Insights Fund

	For the Six Months Ended April 30, 2022 (Unaudited)		For the Fiscal Year Ended October 31, 2021

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	557,079	$5,388,957	1,324,816	$16,294,291
Reinvestment of distributions	818,417	8,011,778	36,210	415,329
Shares redeemed	(1,416,185)	(14,316,710)	(2,216,318)	(27,128,058)
	(40,689)	(915,975)	(855,292)	(10,418,438)
Class C Shares
Shares sold	23,617	219,662	45,497	564,663
Reinvestment of distributions	98,001	943,653	–	–
Shares redeemed	(117,054)	(1,148,751)	(132,966)	(1,594,414)
	4,564	14,564	(87,469)	(1,029,751)
Institutional Shares
Shares sold	28,011,814	265,508,686	21,839,140	268,136,552
Reinvestment of distributions	17,222,127	168,236,880	1,005,185	11,479,207
Shares redeemed	(16,083,007)	(160,054,379)	(29,843,944)	(372,402,951)
	29,150,934	273,691,187	(6,999,619)	(92,787,192)
Investor Shares
Shares sold	1,243,617	12,148,492	2,323,143	28,596,840
Reinvestment of distributions	1,822,918	17,774,994	90,785	1,036,768
Shares redeemed	(2,948,324)	(28,726,912)	(2,454,743)	(30,210,098)
	118,211	1,196,574	(40,815)	(576,490)
Class R6 Shares
Shares sold	9,613,739	91,925,760	9,885,269	121,090,710
Reinvestment of distributions	9,632,514	93,996,204	481,437	5,493,200
Shares redeemed	(6,063,561)	(61,551,162)	(7,503,302)	(91,186,499)
	13,182,692	124,370,802	2,863,404	35,397,411
Class R Shares
Shares sold	295,871	2,891,440	487,856	5,941,268
Reinvestment of distributions	460,887	4,417,480	19,003	214,543
Shares redeemed	(293,301)	(2,754,520)	(1,327,242)	(16,785,106)
	463,457	4,554,400	(820,383)	(10,629,295)
Class P
Shares sold	2,042,901	18,544,236	1,255,341	15,541,080
Reinvestment of distributions	2,567,811	25,054,959	128,389	1,464,922
Shares redeemed	(3,122,235)	(29,155,146)	(544,878)	(6,487,793)
	1,488,477	14,444,049	838,852	10,518,209

NET INCREASE/DECREASE	44,367,646	$417,355,601	(5,101,322)	$(69,525,546)

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GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Notes to Financial Statements (continued)

April 30, 2022 (Unaudited)

12. SUMMARY OF SHARE TRANSACTIONS (continued)

	International Equity Insights Fund

	For the Six Months Ended April 30, 2022 (Unaudited)		For the Fiscal Year Ended October 31, 2021

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	637,843	$8,693,740	1,417,226	$19,755,218
Reinvestment of distributions	381,838	5,244,473	250,858	3,336,409
Shares redeemed	(1,379,338)	(18,892,213)	(12,528,302)	(167,727,703)
	(359,657)	(4,954,000)	(10,860,218)	(144,636,076)
Class C Shares
Shares sold	24,858	331,308	91,531	1,260,249
Reinvestment of distributions	46,326	623,465	7,365	96,259
Shares redeemed	(113,294)	(1,487,993)	(311,058)	(4,246,853)
	(42,110)	(533,220)	(212,162)	(2,890,345)
Institutional Shares
Shares sold	10,445,981	147,074,535	31,304,317	450,174,099
Reinvestment of distributions	3,501,048	49,669,529	695,950	9,520,592
Shares redeemed	(22,754,607)	(321,716,721)	(20,341,719)	(297,907,746)
	(8,807,578)	(124,972,657)	11,658,548	161,786,945
Service Shares
Shares sold	14,944	205,280	70,409	1,006,325
Reinvestment of distributions	10,537	146,553	4,118	55,391
Shares redeemed	(38,104)	(523,606)	(197,347)	(2,896,166)
	(12,623)	(171,773)	(122,820)	(1,834,450)
Investor Shares
Shares sold	774,046	10,191,192	1,465,638	19,663,724
Reinvestment of distributions	441,728	5,961,017	133,647	1,748,099
Shares redeemed	(1,231,327)	(16,205,092)	(22,805,003)	(290,920,623)
	(15,553)	(52,883)	(21,205,718)	(269,508,800)
Class R6 Shares
Shares sold	5,971,495	85,929,912	5,715,945	82,452,861
Reinvestment of distributions	2,426,596	34,310,169	720,183	9,844,905
Shares redeemed	(6,292,643)	(88,014,574)	(9,697,850)	(141,144,260)
	2,105,448	32,225,507	(3,261,722)	(48,846,494)
Class R Shares
Shares sold	45,457	600,728	97,389	1,337,005
Reinvestment of distributions	33,666	448,702	10,204	131,937
Shares redeemed	(98,699)	(1,270,609)	(307,654)	(4,266,758)
	(19,576)	(221,179)	(200,061)	(2,797,816)
Class P Shares
Shares sold	2,789,703	37,648,839	2,597,903	38,201,859
Reinvestment of distributions	2,013,329	28,448,250	568,110	7,760,380
Shares redeemed	(3,024,899)	(41,939,010)	(2,683,872)	(38,775,485)
	1,778,133	24,158,079	482,141	7,186,754

NET DECREASE	(5,373,516)	$(74,522,126)	(23,722,012)	$(301,540,282)

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GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

12. SUMMARY OF SHARE TRANSACTIONS (continued)

	International Small Cap Insights Fund

	For the Six Months Ended April 30, 2022 (Unaudited)		For the Fiscal Year Ended October 31, 2021

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	643,233	$8,513,596	2,448,685	$33,474,118
Reinvestment of distributions	202,215	2,679,347	150,353	1,874,899
Shares redeemed	(3,715,507)	(51,253,863)	(3,058,568)	(41,366,848)
	(2,870,059)	(40,060,920)	(459,530)	(6,017,831)
Class C Shares
Shares sold	15,326	194,244	89,719	1,208,876
Reinvestment of distributions	43,827	563,181	17,735	214,601
Shares redeemed	(345,821)	(4,386,978)	(813,730)	(10,661,059)
	(286,668)	(3,629,553)	(706,276)	(9,237,582)
Institutional Shares
Shares sold	33,852,643	448,613,853	58,587,612	824,933,074
Reinvestment of distributions	6,276,089	82,844,371	2,655,507	33,034,503
Shares redeemed	(30,936,787)	(402,373,298)	(27,868,028)	(372,394,193)
	9,191,945	129,084,926	33,375,091	485,573,384
Investor Shares
Shares sold	1,261,869	16,975,014	2,036,645	28,143,329
Reinvestment of distributions	338,843	4,455,780	203,421	2,520,385
Shares redeemed	(2,053,549)	(26,391,946)	(4,353,122)	(58,408,160)
	(452,837)	(4,961,152)	(2,113,056)	(27,744,446)
Class R6 Shares
Shares sold	5,307,926	71,146,256	26,986,066	386,482,826
Reinvestment of distributions	2,136,338	28,263,748	802,927	10,004,474
Shares redeemed	(15,586,434)	(199,781,668)	(54,296,259)	(668,104,389)
	(8,142,170)	(100,371,664)	(26,507,266)	(271,617,089)
Class P Shares
Shares sold	3,914	53,161	461,075	6,292,433
Reinvestment of distributions	146,295	1,934,023	72,049	897,729
Shares redeemed	(114,897)	(1,510,916)	(364,802)	(4,725,392)
	35,312	476,268	168,322	2,464,770

NET INCREASE/DECREASE	(2,524,477)	$(19,462,095)	3,757,285	$173,421,206

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GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Liquidity Risk Management Program (Unaudited)

Each Fund has adopted and implemented a liquidity risk management program (the “Program”) in accordance with Rule 22e-4 under the 1940 Act. The Program seeks to assess and manage each Fund’s liquidity risk, i.e., the risk that a Fund is unable to satisfy redemption requests without significantly diluting remaining investors’ interests in the Fund. The Board of Trustees of the Trust has designated GSAM, each Fund’s investment adviser, to administer the Program. Certain aspects of the Program rely on third parties to perform certain functions, including the provision of market data and application of models.

The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence a Fund’s liquidity risk; (2) the periodic classification (no less frequently than monthly) of a Fund’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under Rule 22e-4); (4) for a Fund that does not invest primarily in “highly liquid investments” (as defined under Rule 22e-4), the determination of a minimum percentage of the Fund’s assets that will generally be invested in highly liquid investments (a “Highly Liquid Investment Minimum”); and (5) periodic reporting to the Board of Trustees.

At a meeting of the Board of Trustees on February 8-9, 2022, GSAM provided a written report to the Board addressing the operation, and the adequacy and effectiveness of the implementation, of the Program, including, as applicable, the operation of any Highly Liquid Investment Minimum and any material changes to the Program, for the period from January 1, 2021 through December 31, 2021 (the “Reporting Period”). Among other things, the annual report discussed: (1) the results of stress tests designed to assess liquidity under a hypothetical stressed scenario involving elevated redemptions; (2) an assessment of the methodologies used to classify investments into one of four liquidity categories; and (3) the impact of local holidays in non-U.S. jurisdictions. The report concluded that the Program continues to be reasonably designed to assess and manage liquidity risk and was adequately and effectively implemented during the Reporting Period.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to your Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which it may be subject.

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GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Impact of Russian Invasion of Ukraine (Unaudited)

The Russian invasion of Ukraine has negatively affected the global economy and has resulted in significant disruptions in financial markets and increased macroeconomic uncertainty. In addition, governments around the world have responded to Russia’s invasion by imposing economic sanctions and export controls on certain industry sectors, companies and individuals in or associated with Russia. Russia has imposed its own restrictions against investors and countries outside Russia and has proposed additional measures aimed at non-Russian-owned businesses. Businesses in the U.S. and globally have experienced shortages in materials and increased costs for transportation, energy and raw materials due, in part, to the negative effects of the war on the global economy. The escalation or continuation of the war between Russia and Ukraine or other hostilities presents heightened risks relating to cyber-attacks, the frequency and volume of failures to settle securities transactions, supply chain disruptions, inflation, as well as the potential for increased volatility in commodity, currency and other financial markets. The extent and duration of the war, sanctions and resulting market disruptions, as well as the potential adverse consequences for the Funds’ operations are difficult to predict.

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GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Fund Expenses — Six Month Period Ended April 30, 2022 (Unaudited)

As a shareholder of Class A, Class C, Institutional, Service, Investor, Class R6, Class R or Class P Shares of a Fund you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares) and contingent deferred sales charges on redemptions (with respect to Class C Shares); and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (with respect to Class A, Class C, Service and Class R Shares); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class C, Institutional, Service, Investor, Class R6, Class R and Class P Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2021 through April 30, 2022, which represents a period of 181 days of a 365 day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Emerging Markets Equity Insights Fund				International Equity Insights Fund				International Small Cap Insights Fund
Share Class	Beginning Account Value 11/1/21	Ending Account Value 4/30/22		Expenses Paid for the 6 months ended 4/30/2022*	Beginning Account Value 11/1/21	Ending Account Value 4/30/22		Expenses Paid for the 6 months ended 4/30/2022*	Beginning Account Value 11/1/21	Ending Account Value 4/30/22		Expenses Paid for the 6 months ended 4/30/2022*
Class A
Actual	$1,000.00	$890.61		$6.84	$1,000.00	$889.67		$5.48	$1,000.00	$872.46		$5.76
Hypothetical 5% return	1,000.00	1,017.55	+	7.30	1,000.00	1,018.99	+	5.86	1,000.00	1,018.65	+	6.21
Class C
Actual	1,000.00	887.01		10.34	1,000.00	886.34		8.98	1,000.00	869.38		9.22
Hypothetical 5% return	1,000.00	1,013.84	+	11.04	1,000.00	1,015.27	+	9.59	1,000.00	1,014.93	+	9.94
Institutional
Actual	1,000.00	892.63		5.12	1,000.00	891.33		3.75	1,000.00	874.32		4.04
Hypothetical 5% return	1,000.00	1,019.39	+	5.46	1,000.00	1,020.83	+	4.01	1,000.00	1,020.48	+	4.36
Service
Actual	N/A	N/A		N/A	1,000.00	888.88		6.09	N/A	N/A		N/A
Hypothetical 5% return	N/A	N/A		N/A	1,000.00	1,018.35	+	6.51	N/A	N/A		N/A
Investor
Actual	1,000.00	892.21		5.68	1,000.00	890.49		4.31	1,000.00	873.90		4.60
Hypothetical 5% return	1,000.00	1,018.79	+	6.06	1,000.00	1,020.23	+	4.61	1,000.00	1,019.89	+	4.96
Class R6
Actual	1,000.00	892.66		5.07	1,000.00	891.34		3.70	1,000.00	874.69		4.00
Hypothetical 5% return	1,000.00	1,019.44	+	5.41	1,000.00	1,020.88	+	3.96	1,000.00	1,020.53	+	4.31
Class R
Actual	1,000.00	889.64		8.01	1,000.00	888.51		6.65	N/A	N/A		N/A
Hypothetical 5% return	1,000.00	1,016.31	+	8.55	1,000.00	1,017.75	+	7.10	N/A	N/A		N/A
Class P
Actual	1,000.00	892.65		5.07	1,000.00	891.27		3.70	1,000.00	874.66		4.00
Hypothetical 5% return	1,000.00	1,019.44	+	5.41	1,000.00	1,020.88	+	3.96	1,000.00	1,020.53	+	4.31

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

*	Expenses are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended April 30, 2022. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A Shares	Class C Shares	Institutional Shares	Service Shares	Investor Shares	Class R6 Shares	Class R Shares	Class P Shares
Emerging Markets Equity Insights Fund	1.46%	2.21%	1.09%	N/A	1.21%	1.08%	1.71%	1.08%
International Equity Insights Fund	1.17	1.92	0.80	1.30%	0.92	0.79	1.42	0.79
International Small Cap Insights Fund	1.24	1.99	0.87	N/A	0.99	0.86	N/A	0.86

76

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Asset Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $2.13 trillion in assets under supervision as of March 31, 2022, Goldman Sachs Asset Management has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. Goldman Sachs Asset Management leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

Money Market

Financial Square FundsSM

∎	Financial Square Treasury Solutions Fund[1]
∎	Financial Square Government Fund[1]
∎	Financial Square Money Market Fund[2]
∎	Financial Square Prime Obligations Fund[2]
∎	Financial Square Treasury Instruments Fund[1]
∎	Financial Square Treasury Obligations Fund[1]
∎	Financial Square Federal Instruments Fund[1]

Investor FundsSM

∎	Investor Money Market Fund[3]
∎	Investor Tax-Exempt Money Market Fund[3]

Fixed Income

Short Duration and Government

∎	Enhanced Income Fund
∎	Short-Term Conservative Income Fund
∎	Short Duration Government Fund
∎	Short Duration Bond Fund[4]
∎	Government Income Fund
∎	Inflation Protected Securities Fund

Multi-Sector

∎	Bond Fund
∎	Core Fixed Income Fund
∎	Global Core Fixed Income Fund
∎	Strategic Income Fund
∎	Income Fund

Municipal and Tax-Free

∎	High Yield Municipal Fund
∎	Dynamic Municipal Income Fund
∎	Short Duration Tax-Free Fund
∎	Municipal Income Completion Fund

Single Sector

∎	Investment Grade Credit Fund
∎	U.S. Mortgages Fund
∎	High Yield Fund
∎	High Yield Floating Rate Fund
∎	Emerging Markets Debt Fund
∎	Local Emerging Markets Debt Fund

Fixed Income Alternatives

∎	Long Short Credit Strategies Fund

Fundamental Equity

∎	Equity Income Fund
∎	Small Cap Growth Fund
∎	Small Cap Value Fund
∎	Small/Mid Cap Value Fund
∎	Mid Cap Value Fund
∎	Large Cap Value Fund
∎	Focused Value Fund
∎	Large Cap Core Fund[5]
∎	Strategic Growth Fund
∎	Small/Mid Cap Growth Fund
∎	Flexible Cap Fund
∎	Concentrated Growth Fund
∎	Technology Opportunities Fund
∎	Mid Cap Growth Fund[6]
∎	Rising Dividend Growth Fund
∎	U.S. Equity ESG Fund
∎	Income Builder Fund

Tax-Advantaged Equity

∎	U.S. Tax-Managed Equity Fund
∎	International Tax-Managed Equity Fund
∎	U.S. Equity Dividend and Premium Fund
∎	International Equity Dividend and Premium Fund

Equity Insights

∎	Small Cap Equity Insights Fund
∎	U.S. Equity Insights Fund
∎	Small Cap Growth Insights Fund
∎	Large Cap Growth Insights Fund
∎	Large Cap Value Insights Fund
∎	Small Cap Value Insights Fund
∎	International Small Cap Insights Fund
∎	International Equity Insights Fund
∎	Emerging Markets Equity Insights Fund

Fundamental Equity International

∎	International Equity Income Fund
∎	International Equity ESG Fund
∎	China Equity Fund
∎	Emerging Markets Equity Fund
∎	ESG Emerging Markets Equity Fund

Alternative

∎	Clean Energy Income Fund
∎	Defensive Equity Fund
∎	Real Estate Securities Fund
∎	Commodity Strategy Fund
∎	Global Real Estate Securities Fund
∎	Absolute Return Tracker Fund
∎	Managed Futures Strategy Fund
∎	MLP Energy Infrastructure Fund
∎	Energy Infrastructure Fund
∎	Multi-Manager Alternatives Fund
∎	Global Infrastructure Fund

Total Portfolio Solutions

∎	Global Managed Beta Fund
∎	Multi-Manager Non-Core Fixed Income Fund
∎	Multi-Manager Global Equity Fund
∎	Multi-Manager International Equity Fund
∎	Tactical Tilt Overlay Fund
∎	Balanced Strategy Portfolio
∎	Multi-Manager U.S. Small Cap Equity Fund
∎	Multi-Manager Real Assets Strategy Fund
∎	Growth and Income Strategy Portfolio
∎	Growth Strategy Portfolio
∎	Dynamic Global Equity Fund
∎	Satellite Strategies Portfolio
∎	Enhanced Dividend Global Equity Portfolio
∎	Tax-Advantaged Global Equity Portfolio
∎	Strategic Factor Allocation Fund
∎	Strategic Volatility Premium Fund
∎	Target Date Retirement Portfolio
∎	Target Date 2025 Portfolio
∎	Target Date 2030 Portfolio
∎	Target Date 2035 Portfolio
∎	Target Date 2040 Portfolio
∎	Target Date 2045 Portfolio
∎	Target Date 2050 Portfolio
∎	Target Date 2055 Portfolio
∎	Target Date 2060 Portfolio
∎	GQG Partners International Opportunities Fund
[1]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[2]	You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[3]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[4]	Effective after the close of business on July 29, 2021, the Goldman Sachs Short Duration Income Fund was renamed the Goldman Sachs Short Duration Bond Fund.
[5]	Effective after the close of business on April 13, 2022, the Goldman Sachs Capital Growth Fund was renamed the Goldman Sachs Large Cap Core Fund.
[6]	Effective after the close of business on April 13, 2022, the Goldman Sachs Growth Opportunities Fund was renamed the Goldman Sachs Mid Cap Growth.
Financial Square FundsSM and Investor FundsSM are registered service marks of Goldman Sachs & Co. LLC.
*	This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES Jessica Palmer, Chair Dwight L. Bush Kathryn A. Cassidy John G. Chou Diana M. Daniels Joaquin Delgado Eileen H. Dowling James A. McNamara Roy W. Templin Gregory G. Weaver Paul C. Wirth	OFFICERS James A. McNamara, President Joseph F. DiMaria, Principal Financial Officer, Principal Accounting Officer and Treasurer Caroline L. Kraus, Secretary

GOLDMAN SACHS & CO. LLC Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our Website at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission web site at http://www.sec.gov.

Economic and market forecasts presented herein reflect a series of assumptions and judgments as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The Funds will file their portfolio holdings for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be made available on the SEC’s web site at http://www.sec.gov. Portfolio holdings information may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Fund holdings and allocations shown are unaudited, and may not be representative of current or future investments. Fund holdings and allocations may not include the Fund’s entire investment portfolio, which may change at any time. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk. Diversification does not protect an investor from market risk and does not ensure a profit.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

© 2022 Goldman Sachs. All rights reserved. 281696-OTU-1621366 INTINSSAR-22

ITEM 2.	CODE OF ETHICS.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b) Not applicable.

(c) During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(d) During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(e) Not applicable.

(f) A copy of the Code of Ethics is available as provided in Item 13(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. Gregory G. Weaver is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The information required by this Item is only required in an annual report on this Form N-CSR.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

(a)(1)	Goldman Sachs Trust’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 13(a)(1) of the registrant’s Form N-CSR filed on August 31, 2021.

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(a)(3)		Not applicable to open-end investment companies.

(a)(4)		There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

By:	/s/ James A. McNamara

James A. McNamara
President/Chief Executive Officer
Goldman Sachs Trust

Date:	June 30, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara

James A. McNamara
President/Chief Executive Officer
Goldman Sachs Trust

Date:	June 30, 2022

By:	/s/ Joseph F. DiMaria

Joseph F. DiMaria
Principal Financial Officer
Goldman Sachs Trust

Date:	June 30, 2022